Exhibit 10.1

[Published CUSIP Number: 03675BAC7]

[Revolving Credit CUSIP Number: 03675BAD5]

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of October 26, 2017

among

ANTERO MIDSTREAM PARTNERS LP,

as the Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

 as Administrative Agent, Swingline Lender and

an L/C Issuer,

and

The Other Lenders Party Hereto

WELLS FARGO SECURITIES, LLC,

as Joint Lead Arranger and Sole Bookrunner

and

JPMORGAN CHASE BANK, N.A.,

as Joint Lead Arranger

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent

BARCLAYS BANK PLC,

CAPITAL ONE NATIONAL ASSOCIATION,

CITIBANK, N.A.,

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, and

as Co-Documentation Agents

i

ARTICLE IV
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

4.01	Conditions of Closing Date	73
4.02	Conditions to all Credit Extensions	78

ARTICLE V
REPRESENTATIONS AND WARRANTIES

5.01	Existence, Qualification and Power	78
5.02	Authorization; No Contravention	79
5.03	Governmental Authorization; Other Consents	79
5.04	Binding Effect	79
5.05	Financial Statements; No Material Adverse Effect	79
5.06	Litigation	80
5.07	No Default	80
5.08	Ownership of Property; Liens; Investments	80
5.09	Intellectual Property	82
5.10	Environmental Compliance	82
5.11	Insurance	82
5.12	Taxes	83
5.13	ERISA Compliance	83
5.14	Subsidiaries; Equity Interests; Loan Parties	83
5.15	Margin Regulations; Investment Company Act	84
5.16	Disclosure	84
5.17	Compliance with Laws	84
5.18	Solvency	85
5.19	Collateral Documents	85
5.20	State and Federal Regulation	85
5.21	Anti-Terrorism Laws; Foreign Corrupt Practices	85
5.22	Status as Senior Debt	86
5.23	Material Contracts	87
5.24	No Burdensome Restrictions	87
5.25	Transmitting Utility Status	87
5.26	Labor Matters	87

ARTICLE VI
AFFIRMATIVE COVENANTS

6.01	Financial Statements	87
6.02	Certificates; Other Information	89
6.03	Notices	92
6.04	Payment of Obligations	92
6.05	Preservation of Existence, Etc	93
6.06	Maintenance of Properties	93

6.07	Maintenance of Insurance	93
6.08	Compliance with Laws	94
6.09	Books and Records	94
6.10	Inspection Rights	94
6.11	Use of Proceeds	95
6.12	Additional Subsidiaries; Additional Security	95
6.13	Compliance with Environmental Laws	98
6.14	Further Assurances	98
6.15	Compliance with Terms of Leaseholds	99
6.16	Material Contracts	99
6.17	Unrestricted Subsidiaries	99
6.18	Flood Insurance Laws	100
6.19	Post-Closing Covenant	101

ARTICLE VII
NEGATIVE COVENANTS

7.01	Liens	101
7.02	Indebtedness	104
7.03	Investments	106
7.04	Fundamental Changes	107
7.05	Dispositions	108
7.06	Restricted Payments	109
7.07	Change in Nature of Business	109
7.08	Transactions with Affiliates	109
7.09	Burdensome Agreements	110
7.10	Use of Proceeds	110
7.11	Financial Covenants	110
7.12	Amendments of Organization Documents	111
7.13	Accounting Changes	111
7.14	Prepayments, Etc. of Indebtedness	111
7.15	Amendment, Etc. of Indebtedness	111
7.16	Foreign Subsidiaries	111
7.17	State and FERC Regulatory Authority	112
7.18	Swap Contracts	112
7.19	Anti-Terrorism Law; Anti-Money Laundering; USA Patriot Act; Foreign Corrupt Practices Act	112
7.20	Sanctioned Person	112
7.21	Deposit Accounts, Securities Accounts and Commodity Accounts	113
7.22	Material Contracts	113
7.23	Business of Borrower	113

ARTICLE VIII
EVENTS OF DEFAULT AND REMEDIES

8.01	Events of Default	113
8.02	Remedies upon Event of Default	116
8.03	Application of Funds	116

ARTICLE IX
ADMINISTRATIVE AGENT

9.01	Appointment and Authority	118
9.02	Rights as a Lender	118
9.03	Exculpatory Provisions	119
9.04	Reliance by Administrative Agent	119
9.05	Delegation of Duties	120
9.06	Resignation of Administrative Agent	120
9.07	Non-Reliance on Administrative Agent and Other Lenders	121
9.08	No Other Duties, Etc	121
9.09	Administrative Agent May File Proofs of Claim	122
9.10	Collateral and Guaranty Matters	122
9.11	Secured Cash Management Agreements and Secured Hedge Agreements	123
9.12	Co-Documentation Agent; Syndication Agent	124

ARTICLE X
MISCELLANEOUS

10.01	Amendments, Etc	124
10.02	Notices; Effectiveness; Electronic Communications	125
10.03	No Waiver; Cumulative Remedies; Enforcement	128
10.04	Expenses; Indemnity; Damage Waiver	128
10.05	Payments Set Aside	131
10.06	Successors and Assigns	131
10.07	Treatment of Certain Information; Confidentiality	136
10.08	Right of Setoff	138
10.09	Interest Rate Limitation	138
10.10	Counterparts; Integration; Effectiveness	138
10.11	Survival of Representations and Warranties	139
10.12	Severability	139
10.13	Replacement of Lenders	139
10.14	Governing Law; Jurisdiction; Etc	140
10.15	Waiver of Jury Trial	141
10.16	No Advisory or Fiduciary Responsibility	141
10.17	Electronic Execution of Assignments and Certain Other Documents	142
10.18	USA Patriot Act	142
10.19	Limitation of Recourse	142

10.20	Time of the Essence	143
10.21	ENTIRE AGREEMENT	143
10.22	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	143
10.23	Existing Credit Agreement.	143

SIGNATURES		S-1

v

SCHEDULES

2.01	Commitments and Applicable Percentages
2.03	Existing Letters of Credit
5.06	Litigation
5.08(b)	Owned Real Property
5.08(c)	Leased Real Property (Lessee)
5.14	Subsidiaries and Other Equity Investments; Loan Parties
5.23	Material Contracts
6.12	Guarantors
7.02	Existing Indebtedness
7.03(f)	Existing Investments
7.08	Affiliate Transactions
7.09	Burdensome Agreements
10.02	Administrative Agent's Office, Certain Addresses for Notices

EXHIBITS

Form of

A-1	Loan Notice
A-2	Swingline Loan Notice
B	Note
C	Compliance Certificate
D-1	Assignment and Assumption
D-2	Administrative Questionnaire
E	Perfection Certificate
F	Security Agreement
G-1	U.S. Tax Certificate (For Foreign Lenders that are not Partnerships for U.S. Federal Income Tax Purposes)
G-2	U.S. Tax Certificate (For Foreign Participants that are not Partnerships for U.S. Federal Income Tax Purposes)
G-3	U.S. Tax Certificate (For Foreign Participants that are Partnerships for U.S. Federal Income Tax Purposes)
G-4	U.S. Tax Certificate (For Foreign Lenders that are Partnerships for U.S. Federal Income Tax Purposes)
H	Mortgage

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is entered into as of October 26, 2017, among ANTERO MIDSTREAM PARTNERS, LP, a Delaware limited partnership (the "Borrower"), each lender and L/C Issuer from time to time party hereto (collectively, the "Lenders" and individually, a "Lender"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender and L/C Issuer.

PRELIMINARY STATEMENTS:

The Borrower has requested that the Lenders provide a revolving credit facility, and the Lenders have indicated their willingness to lend and the L /C Issuer has indicated its willingness to issue letters of credit, in each case, on the terms and subject to the conditions set forth herein.

This Agreement amends and restates in its entirety that certain Credit Agreement dated as of November 10, 2014, among the Borrower, the Administrative Agent and the lenders (the “Original Lenders”) and other parties party thereto (such agreement, as existing immediately prior to giving effect to this Agreement, the “Existing Credit Agreement”).

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

1.01      Defined Terms.  As used in this Agreement, the following terms shall have the meanings set forth below:

"Acquisition Period" shall mean a period elected by the Borrower, such election to be exercised by the Borrower delivering written notice thereof to the Administrative Agent (who shall thereafter promptly notify the Lenders), commencing with the funding date of the purchase price for any Material Acquisition permitted hereunder and ending on the earlier of (a) the date that is the end of the second full fiscal quarter after such funding date, and (b) the Borrower’s election to terminate such Acquisition Period, such election to be exercised by the Borrower delivering notice thereof to the Administrative Agent (who shall thereafter promptly notify the Lenders); provided,  that, once any Acquisition Period is in effect, the next Acquisition Period may not commence until the termination of such Acquisition Period then in effect.

"Additional Facility" means, with respect to each Mortgaged Property, each Building located thereon, whether now existing or hereafter acquired or built, with respect to which (a) the Administrative Agent has, in its sole discretion, designated such Building as material and (b) the Borrower has complied with the requirements of Section 6.12(c).

"Adjusted Eurodollar Rate" means for any Interest Period with respect to any Eurodollar Rate Loan, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1.00%) equal to the product of (a) the Eurodollar Rate for such Interest Period multiplied by (b) the Statutory Reserves.

"Administrative Agent" means Wells Fargo in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

"Administrative Agent's Office" means the Administrative Agent's address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

"Administrative Questionnaire" means an Administrative Questionnaire in substantially the form of Exhibit D-2 or any other form approved by the Administrative Agent.

"Affiliate" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. For the avoidance of doubt, as of the Closing Date, Antero Corp is an Affiliate of the Relevant Parties.

"Aggregate Commitments" means the Commitments of all the Lenders.

"Agreement"  has the meaning specified in the preamble hereto.

“AMP GP” means Antero Midstream Partners GP LLC, a Delaware limited liability company.

"Antero Corp" means Antero Resources Corporation, a Delaware corporation.

"Antero Corp Agreements"  means (a) that certain Amended and Restated Contribution Agreement, between Antero Corp and the Borrower (as successor-in-interest to Antero Resources Midstream LLC), dated as of November 10, 2014, (b) that certain Contribution Conveyance and Assumption Agreement, among Antero Corp, the Borrower and Antero Treatment LLC, dated as of September 17, 2015, (c) that certain Gathering and Compression Agreement, between Antero Corp and Midstream Operating, dated as of November 10, 2014, (d) that certain First Amended and Restated Right of First Offer Agreement, between Antero Corp and Midstream Operating, dated as of February 6, 2017, (e) that certain Water Services Agreement, between Antero Corp and Antero Water LLC, dated as of September 23, 2015, (f) that certain License Agreement, between Antero Corp and the Borrower, dated as of November 10, 2014, (g) the Services Agreement, (h) that certain Secondment Agreement, among Antero Corp, the Borrower, Antero Resources Midstream Management LLC (as predecessor-in-interest to the General Partner), Midstream Operating, Antero Treatment LLC and Antero Water LLC, dated as of September 23, 2015, and (i) that certain Amended and Restated Master Joint Use and Maintenance Agreement, among the Borrower, Midstream Operating, Antero Treatment LLC

and Antero Water LLC, dated as of September 22, 2015, in each case as such agreement may be amended, restated, supplemented or otherwise modified as permitted by Section 7.22.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the FCPA and the rules and regulations thereunder.

"Anti-Terrorism Laws" has the meaning specified in Section 5.21(a).

"Applicable Percentage" means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the aggregate amount of the Lenders’ Commitments represented by such Lender's Commitment at such time.  If the commitment of each Lender to make Loans, the Swingline Lender to make Swingline Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments.  The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

"Applicable Rate" means (a) during any period that is not an Investment Grade Period, the applicable percentage per annum set forth in the Leverage-Based Pricing Grid below determined by reference to the Consolidated Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a) and (b) during an Investment Grade Period, the applicable percentage per annum set forth in the Ratings-Based Pricing Grid below, determined by reference to the Rating then in effect:

	Leverage-Based Pricing Grid
Pricing Level	Consolidated Total Leverage Ratio	Eurodollar Rate (Letters of Credit)	Base Rate (Swingline Loans)	Commitment Fee
1	<2.50 to 1.0	1.250%	0.250%	0.250%
2	≥ 2.50 to 1.0 but < 3.00 to 1.0	1.500%	0.500%	0.250%
3	≥ 3.00 to 1.0 but < 3.50 to 1.0	1.625%	0.625%	0.300%
4	≥ 3.50 to 1.0 but < 4.00 to 1.0	1.750%	0.750%	0.300%
5	≥ 4.00 to 1.0 but < 4.50 to 1.0	2.000%	1.000%	0.375%
6	≥ 4.50 to 1.0	2.250%	1.250%	0.375%

For purposes of the Leverage-Based Grid, any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a);  provided,  however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders,

Pricing Level 6 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period that is not an Investment Grade Period shall be subject to the provisions of Section 2.09(b).

	Ratings-Based Pricing Grid
Pricing Level	Rating (Moody’s/S&P)	Eurodollar Rate (Letters of Credit)	Base Rate (Swingline Loans)	Commitment Fee
1	Baa1/BBB+ or higher	1.125%	0.125%	0.175%
2	Baa2/BBB	1.250%	0.250%	0.200%
3	Baa3/BBB-	1.500%	0.500%	0.250%
4	Ba1/BB+	1.750%	0.750%	0.300%
5	Lower than Ba1/BB+	2.000%	1.000%	0.375%

For purposes of the Ratings-Based Pricing Grid, (a) if the Ratings are split, the higher of such ratings shall apply; provided, that if the higher rating is two or more levels above the lower rating, the rating next below the higher of the two shall apply; (b) if only one Rating Agency issues a Rating, such rating shall apply; and (c) if the Rating established by Moody’s or S&P shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change shall be effective as of the date on which it is first announced by the applicable Rating Agency. If the rating system of S&P or Moody’s shall change, or if any of S&P or Moody’s shall cease to be in the business of providing applicable ratings, the Borrower and the Administrative Agent shall negotiate in good faith if necessary to amend this provision to reflect such changed rating system or the unavailability of Ratings from such Rating Agencies and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the Rating of such Rating Agency most recently in effect prior to such change or cessation.

"Appropriate Lender" means, at any time, (a) with respect to the Aggregate Commitments, a Lender that has a Commitment or holds a Loan at such time, (b) with respect to the Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Lenders and (c) with respect to the Swingline Commitment, the Swingline Lender.

"Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

"Asset Sale" means any Disposition by any Relevant Party of (a) any Equity Interest owned by such Relevant Party in any other Relevant Party or (b) all or any portion of the assets owned by any Relevant Party, provided that "Asset Sale" shall not include (i) any Investment permitted under Section 7.03, (ii) any merger, dissolution, liquidation, consolidation or Disposition permitted under Section 7.04, (iii) any Restricted Payment permitted under Section 7.06, or (iv) any Disposition pursuant to Section 7.05.

"Assignee Group" means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

"Assignment and Assumption" means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit D‑1 or any other form approved by the Administrative Agent.

"Attributable Indebtedness" means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation of any Person, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease and (c) all Synthetic Debt of any Person.

"Audited Financial Statements" means the audited consolidated balance sheet of the Borrower and its Restricted Subsidiaries for the fiscal years ended December 31, 2016, 2015 and 2014, and the related consolidated statements of income or operations, stockholders' equity and cash flows for such fiscal years of the Borrower and its Restricted Subsidiaries, including the notes thereto.

“AutoBorrow Agreement” means any agreement providing for automatic borrowing services between Borrower and the Swingline Lender.

"Auto-Extension Letter of Credit" has the meaning specified in Section 2.03(b)(iii).

"Availability Period" means the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Commitments pursuant to Section 2.05, and (c) the date of termination of the commitment of each Lender to make Loans, of the obligation of the L/C Issuer to make L/C Credit Extensions and the obligation of the Swingline Lender to make Swingline Loans, in each case pursuant to Section 8.02.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

"Base Rate" means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Wells Fargo as its "prime rate", and (c) the Adjusted Eurodollar Rate plus 1.00%.  The "prime rate" is a rate set by Wells Fargo based upon various factors including Wells Fargo's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.  Any change in such rate announced by Wells Fargo shall take effect at the opening of business on the day specified in the public announcement of such change.

"Base Rate Loan" means a Loan (including any Swingline Loan) that bears interest based on the Base Rate.

"Borrower" has the meaning specified in the introductory paragraph hereto.

"Borrower Materials" has the meaning specified in Section 6.02.

"Borrowing" means an extension of credit consisting of simultaneous Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

"Building" means a “Building” or “Manufactured (Mobile) Home”, each as defined in the applicable Flood Insurance Laws.

"Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office is located or in New York City and, if such day relates to any Eurodollar Rate Loan, means any such day that is also a London Banking Day.

"Capitalized Leases" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

"Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect thereof (as the context may require), cash or deposit account balances or, if the L/C Issuer shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the L/C Issuer.  "Cash Collateral" shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

"Cash Equivalents" means any of the following types of Investments, to the extent owned by the Borrower or any of its Subsidiaries free and clear of all Liens (other than Liens created under the Collateral Documents and other Liens permitted hereunder):

(a)        marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than 360 days from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

(b)        time or demand deposits with, or certificates of deposit or bankers' acceptances of, any branch of any commercial bank that (i) is a Lender or (ii)(A) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (B) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (C) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than 90 days from the date of acquisition thereof;

(c)        commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least "Prime‑1" (or the then equivalent grade) by Moody's or at least "A‑1" (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof; and

(d)        Investments, classified in accordance with GAAP as current assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody's or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a),  (b) and (c) of this definition.

"Cash Management Agreement" means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.

"Cash Management Bank" means (a) a Lender or an Affiliate of a Lender that is a party to a Cash Management Agreement on the Closing Date or (b) any Person that, at the time it enters into a Cash Management Agreement, is a Lender or an Affiliate of a Lender, in each case, in its capacity as a party to such Cash Management Agreement.

"CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

"CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the U.S. Environmental Protection Agency.

"Change in Law" means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a "Change in Law", regardless of the date enacted, adopted or issued.

"Change of Control" means an event or series of events by which:

(a)        the Borrower shall fail to directly own and control beneficially and of record (free and clear of all Liens other than Liens of the type permitted to be on Equity Interests under Section 7.01; provided that, this exception shall not apply to any foreclosure with respect to such Liens) 100% of the Equity Interests of Midstream Operating; or

(b)        AMP GP shall fail to directly own and control beneficially and of record (free and clear of all Liens other than non-consensual Liens of the type permitted to be on Equity Interests under Section 7.01; provided that, this exception shall not apply to any foreclosure with respect to such Liens) 100% of the general partner interests of the Borrower; or

(c)        (i) the Parent shall fail to directly or indirectly own and control (free and clear of all Liens other than non-consensual Liens of the type permitted to be on Equity Interests under Section 7.01; provided that, this exception shall not apply to any foreclosure with respect to such Liens) greater than 50% of the Voting Stock of AMP GP or (ii) the Parent shall fail to directly or indirectly own and control (free and clear of all Liens other than non-consensual Liens of the type permitted to be on Equity Interests under Section 7.01; provided that, this exception shall not apply to any foreclosure with respect to such Liens) greater than 50% of the economic Equity Interests of AMP GP; or

(d)        during any period of 12 consecutive months, a majority of the members of the board of managers or other equivalent governing body of AMP GP cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body, (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body, or (iv) whose election or nomination to that board or other equivalent governing body was approved by the same Persons that had the power to designate, appoint or elect the individuals referred to in clauses (i) and (ii) above at the time such individuals were designated, appointed or elected.

"Closing Date" means the first date all the conditions precedent in Section 4.01(a) are satisfied or waived in accordance with Section 10.01.

"Co-Documentation Agents"  means, collectively, Barclays Bank PLC, Capital One National Association, Citibank, N.A. and Credit Agricole Corporate and Investment Bank, each in its capacity as a Documentation Agent hereunder.

"Code" means the Internal Revenue Code of 1986.

"Collateral" means all of the "Collateral" and "Mortgaged Property" referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties.

"Collateral Documents" means, collectively, the Security Agreement, the Mortgages, each of the mortgages, collateral assignments, Joinder Agreements, security agreements, pledge agreements, control agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.12, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

“Collateral Release Date” has the meaning specified in Section 9.10.

"Commercial Operation Date" means the date on which a Material Project is substantially complete and commercially operable.

"Commitment" means, as to each Lender, its obligation to (a) make Loans to the Borrower pursuant to Section 2.01, (b) purchase participations in L/C Obligations and (c) purchase participations in Swingline Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.01 under the caption "Commitment" or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

"Commitment Fee" has the meaning specified in Section 2.08(a).

"Commodity Exchange Act" shall mean the Commodity Exchange Act (7. U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

"Compliance Certificate" means a certificate substantially in the form of Exhibit C.

"Consolidated EBITDA" means, at any date of determination, an amount equal to Consolidated Net Income of the Borrower and its Restricted Subsidiaries on a consolidated basis for the most recently completed Measurement Period plus, without duplication, (a) the following to the extent deducted in calculating such Consolidated Net Income:  (i) Consolidated Interest Charges, (ii) income tax expense (including any franchise taxes to the extent based upon net income) of the Borrower and its Restricted Subsidiaries for such period, (iii) depreciation and amortization expense, and (iv) other non-cash items reducing such Consolidated Net Income (in each case of or by the Borrower and its Restricted Subsidiaries for such Measurement Period), including, without limitation, losses arising from asset impairments under ASC 360 or ASC 350, non-cash losses or charges resulting from the requirements of ASC 718, ASC 815 or ASC 440 and non-cash losses resulting from the mark-to-market accounting of inventory or swaps but excluding accruals of or reserves for cash charges for any future period, and (b) any Material Project Consolidated EBITDA Adjustments, and minus (c) the following to the extent included in calculating such Consolidated Net Income:  (A) income tax credits (including with respect to franchise taxes to the extent based upon net income) of the Borrower and its Restricted Subsidiaries for such period and (B) all non-cash items increasing Consolidated Net Income (in each case of or by the Borrower and its Restricted Subsidiaries for such Measurement Period).  If during such period the Borrower or any Restricted Subsidiary consummates an acquisition of assets or of a Person that becomes a Restricted Subsidiary or an Asset Sale or enters into a Sale Leaseback Transaction, then Consolidated EBITDA shall be calculated after giving effect to such acquisition, Asset Sale or Sale Leaseback Transaction as if such acquisition, Asset Sale or Sale Leaseback Transaction had occurred on the first day of such Measurement Period.

Consolidated EBITDA may include, at the Borrower's option, any Material Project Consolidated EBITDA Adjustments, as provided below.  As used herein, a "Material Project Consolidated EBITDA Adjustment" means, with respect to each Material Project of the Borrower or a Restricted Subsidiary:

(x)        prior to the Commercial Operation Date of a Material Project (but including the fiscal quarter in which such Commercial Operation Date occurs), a percentage (equal to the then-current completion percentage of such Material Project) of an amount to be approved by the Administrative Agent as the projected Consolidated EBITDA of the Borrower and its Restricted Subsidiaries with respect to such Material Project for the first 12-month period following the scheduled Commercial Operation Date of such Material Project (such amount to be determined based on predominantly fee based contracts relating to such Material Project, the creditworthiness of the other parties to such contracts, and projected revenues from such contracts, capital costs and expenses, scheduled Commercial Operation Date, and other factors reasonably deemed appropriate by the Administrative Agent), which may, at the Borrower's option, be added to actual Consolidated EBITDA for the fiscal quarter in which construction of the Material Project commences and for each fiscal quarter thereafter until the Commercial Operation Date of such Material Project (including the fiscal quarter in which such Commercial Operation Date occurs, but net of any actual Consolidated EBITDA of the Borrower and its Restricted Subsidiaries attributable to such Material Project following such Commercial Operation Date); provided that if the actual Commercial Operation Date does not occur by the scheduled Commercial Operation Date, then the foregoing amount shall be reduced, for quarters ending after the scheduled Commercial Operation Date to (but excluding) the first full quarter after its actual Commercial Operation Date, by the following percentage amounts depending on the period of delay (based on the period of actual delay or then-estimated delay, whichever is longer):  (i) 90 days or less, 0%, (ii) longer than 90 days, but not more than 180 days, 25%, (iii) longer than 180 days, but not more than 270 days, 50%, (iv) longer than 270 days but not more than 365 days, 75%,  and (v) longer than 365 days, 100%; and

(y)        beginning with the first full fiscal quarter following the Commercial Operation Date of a Material Project and for two immediately succeeding fiscal quarters, an amount to be approved by the Administrative Agent as the projected Consolidated EBITDA of the Borrower and its Restricted Subsidiaries attributable to such Material Project (determined in the same manner as set forth in clause (x) above) for the balance of the four full fiscal quarter period following such Commercial Operation Date, which may, at the Borrower's option, be added to actual Consolidated EBITDA for such fiscal quarters (but net of any actual Consolidated EBITDA of the Borrower and its Restricted Subsidiaries attributable to such Material Project following such Commercial Operation Date).

(z)        Notwithstanding the foregoing, no such additions shall be allowed with respect to any Material Project unless (i) not later than 30 days or such lesser number of days as may be agreed to by the Administrative Agent in its sole discretion prior to the delivery of any Compliance Certificate required by Section 6.02(a), to the extent Material Project Consolidated EBITDA Adjustments will be made to Consolidated EBITDA in determining compliance with Section 7.11, the Borrower shall have delivered to the Administrative Agent written pro forma projections of Consolidated EBITDA of the Borrower and its Restricted Subsidiaries attributable to such Material Project, and prior to the date such Compliance Certificate is required to be delivered, the Administrative Agent shall have approved (such approval not to be unreasonably withheld, conditioned or delayed) such projections and shall have received such other information and documentation as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent, and (ii) the aggregate amount of all Material Project Consolidated EBITDA Adjustments during any period does not exceed 20% of the total actual Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for such period (which total actual Consolidated EBITDA shall be determined without including any Material Project Consolidated EBITDA Adjustments).

"Consolidated Funded Indebtedness" means, as of any date of determination, for the Borrower and its Restricted Subsidiaries on a consolidated basis, the sum (without duplication) of:

(a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments representing obligations for borrowed money,

(b) the outstanding principal amount of all Attributable Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and Synthetic Debt,

(c) all direct obligations arising under bankers' acceptances and similar instruments, all Unreimbursed Amounts, and all obligations to reimburse drawings under letters of credit other than Letters of Credit,

(d) the outstanding principal amount of all obligations in respect of the deferred purchase price of property or services (other than (i) accounts payable in the ordinary course of business and (ii) any obligations in respect of or constituting earn-out obligations),

(e) all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (d) above of Persons other than the Borrower or any Restricted Subsidiary, and

(f) all Indebtedness of the types referred to in clauses (a) through (e) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or a Restricted Subsidiary is a general partner or joint venturer, to the extent the Borrower or such Restricted Subsidiary is directly liable for the payment of such Indebtedness, which shall include any Guarantees thereof.

"Consolidated Interest Charges" means, with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis for any Measurement Period, the sum (without duplication) of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) all interest paid or payable with respect to discontinued operations and (c) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, plus (d) their net payments (or minus their net receipts) under Swap Contracts with respect to interest rates.

"Consolidated Interest Coverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Charges, in each case, of or by the Borrower and its Restricted Subsidiaries on a consolidated basis for the most recently completed Measurement Period.

"Consolidated Net Income" means, at any date of determination, the net income (or loss) of the Borrower and its Restricted Subsidiaries on a consolidated basis for the most recently completed Measurement Period; provided that (a) Consolidated Net Income shall exclude extraordinary gains and extraordinary losses for such Measurement Period, (b) Consolidated Net Income shall exclude the net income (or loss) of any Restricted Subsidiary during such Measurement Period to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Restricted Subsidiary during such Measurement Period, and (c) Consolidated Net Income shall exclude any income (or loss) for such Measurement Period of any Person if such Person is not the Borrower or a Restricted Subsidiary, and (d) Consolidated Net Income shall include the amount of net income actually distributed in cash during such Measurement Period to the Borrower or any Restricted Subsidiary from any Joint Venture or other Person that is not a Restricted Subsidiary up to an aggregate amount not to exceed 25% of Consolidated EBITDA for such Measurement Period (and, in the case of a dividend or other distribution to a Restricted Subsidiary, such Restricted Subsidiary is not precluded from further distributing such amount to the Borrower as described in clause (b) of this proviso).

"Consolidated Net Tangible Assets" means the net book value of all assets of the Borrower and its Restricted Subsidiaries on a consolidated basis, excluding any such assets which would be treated as intangible under GAAP (including such assets as good will, trademarks, trade names, service marks, brand names, copyrights, and patents).  On any date of determination Consolidated Net Tangible Assets will be determined based on the consolidated balance sheet then most recently delivered under Section 6.01(a) or (b) (or, prior to the first such delivery, the most recent consolidated balance sheet of the Borrower and its Restricted Subsidiaries delivered to the Administrative Agent and each Lender on or prior to the Closing Date).

"Consolidated Senior Secured Leverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness of the Borrower and its Restricted Subsidiaries (other than such Consolidated Funded Indebtedness that is not secured by a Lien) as of such date, to (b) Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for the most recently completed Measurement Period.

"Consolidated Total Assets" shall mean, as of any date, the total assets of the Borrower and its Restricted Subsidiaries, determined in accordance with GAAP, in each case based on the consolidated balance sheet then most recently delivered under Section 6.01(a) or (b) (or, prior to the first such delivery, the most recent consolidated balance sheet of the Borrower and its Restricted Subsidiaries delivered to the Administrative Agent and each Lender on or prior to the Closing Date).

"Consolidated Total Leverage Ratio" means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness of the Borrower and its Restricted Subsidiaries as of such date, to (b) Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for the most recently completed Measurement Period.

"Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other contract to which such Person is a party or by which it or any of its property is bound.

"Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise (provided that individual natural persons who are members of a board of managers or board of directors of a Person shall not be deemed to Control such Person solely because of such membership).  "Controlling" and "Controlled" have meanings correlative thereto.

"Credit Extension" means each of the following: (a) a Borrowing, (b) a Swingline Borrowing and (c) an L/C Credit Extension.

"Debtor Relief Laws" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

"Default" means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

"Default Rate" means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum; provided,  however, that with respect to a Eurodollar Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Eurodollar Rate Loan plus 2% per annum and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum.

"Defaulting Lender"  means, subject to Section 2.15(b), any Lender that, as determined by the Administrative Agent, (a) has failed to (i) fund any portion of the Loans, Swingline Loans or participations in L/C Obligations, within three Business Days of the date required to be funded by it hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender's determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Swingline Lender, any L/C Issuer, or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within three Business Days of the date due, (b) has notified the Borrower, the Administrative Agent or any Lender that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder (unless such writing or public statement relates to such Lender's obligation to fund a Loan hereunder and states that such position is based on such Lender's determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied) or generally under other syndicated credit agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment or (iv) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender;  provided,  further, that the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official by a supervisory authority or regulator with respect to a Lender or a Lender’s direct or indirect parent company under the Dutch Financial Supervision Act 2007 (as amended from time to time and including any successor legislation) shall not result in a Lender being deemed a Defaulting Lender.

"Disposition" or "Dispose" means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.  The granting or creation of a Lien is not a Disposition.

"Dollar" and "$" mean lawful money of the United States.

"Domestic Subsidiary" shall mean each Subsidiary that is not a Foreign Subsidiary.

"Easement" means any right-of-way agreement, easement, surface use agreement, or other similar document relating to any Pipeline Asset owned or held by any Relevant Party at the time in question.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

"Eligible Assignee" means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii),  (v) and (vii) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)).

"Embargoed Person" has the meaning specified in Section 7.20.

"Environmental Laws" means any and all Federal, state, local, and foreign statutes, Laws relating to pollution and/or the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

"Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any other Relevant Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, or (d) the release or threatened release of any Hazardous Materials into the environment.

"Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

"Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

"ERISA" means the Employee Retirement Income Security Act of 1974.

"ERISA Affiliate" means any trade or business (whether or not incorporated) that together with the Borrower is treated as a single employer Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

"ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA with respect to a Pension Plan, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

"Eurodollar Rate" means:

(a)        for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to (i) the LIBOR Rate administered by the ICE Benchmark Administration or the successor thereto if the ICE Benchmark Administration is no longer making a LIBOR  rate available ("LIBOR"), as published by Reuters (or such other commercially available source providing quotations of LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or, (ii) if such rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by Wells Fargo's London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two London Banking Days prior to the commencement of such Interest Period; and

(b)        for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) LIBOR, at approximately 11:00 a.m., London time determined two London Banking Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Wells Fargo's London Branch to major banks in the London interbank Eurodollar market at their request at the date and time of determination;

provided that in no event shall the Eurodollar Rate be less than zero.

"Eurodollar Rate Loan" means a Loan that bears interest at a rate based on the Adjusted Eurodollar Rate.

"Event of Default" has the meaning specified in Section 8.01.

"Excluded Assets" means (a) property and assets the pledge or granting of a security interest in which would violate contractual restrictions or applicable law or would require the consent or approval of a third party, in each case, unless such restrictions are rendered ineffective under the Uniform Commercial Code of any applicable jurisdiction or, in the case of Equity Interests, unless such restriction is not contained in a bona fide agreement with a third party that is not an Affiliate of the Borrower, (b) except to the extent perfection of a security interest can be accomplished by filing a financing statement, letter of credit rights and assets or properties subject to certificates of title, (c) property or assets owned by an Unrestricted Subsidiary, unless such Unrestricted Subsidiary has elected to be a Loan Party, (d)  Real Property and Easements not required to be subject to a Mortgage in order for the Mortgage Requirement to be satisfied, (e)  without limiting the Loan Parties' obligation to comply with the Mortgage Requirement or grant security interests in other improvements located on Real Property that is subject to a Mortgage, any Building  located on Real Property that is subject to a Mortgage other than, upon Borrower’s compliance with the requirements of Section 6.12(c), any Additional Facility, (f) United States intent-to-use trademark applications, and (g) property and assets with respect to which the Administrative Agent reasonably determines the time or expense of obtaining a pledge or grant of a security interest therein outweighs the benefits thereof.

"Excluded Swap Obligation" shall mean with respect to any Guarantor, (a) any Swap Obligation if, and to the extent that all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Guarantor as specified in any agreement between the relevant Loan Parties and hedge counterparty applicable to such Swap Obligations, and agreed by the Administrative Agent.  If a Swap Obligation arises under a master agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guarantee or security interest is or becomes illegal.

"Excluded Taxes" means, with respect to the Administrative Agent, any Lender (including for purposes of this definition, the Swingline Lender or the L/C Issuer) or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 3.06(b)) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.

"Executive Order" has the meaning specified in Section 5.21(a).

“Existing Credit Agreement”  has the meaning ascribed thereto in the recitals.

“Existing Letter of Credit” shall mean each letter of credit set forth on Schedule 2.03.

“Exiting Lender” means each Original Lender that has not executed and delivered this Agreement (and will not have a Commitment hereunder) as of the Closing Date.

"Extraordinary Receipt" means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustments;  provided,  however, that an Extraordinary Receipt shall not include cash receipts from proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments to the extent that such proceeds, awards or payments (a) are received by any Person in respect of loss or damage to equipment, fixed assets or Real Property or Easements or other losses and are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets, Real Property or Easements in respect of which such proceeds were received or (b) are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto.

"FATCA"  means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to such intergovernmental agreement.

"FCPA" has the meaning specified in Section 5.21(f).

"Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal

Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Wells Fargo on such day on such transactions as determined by the Administrative Agent; provided that in no event shall the Federal Funds Rate be less than zero.

“Fee Letter” means that certain Fee Letter dated as of October 10, 2017, among the Borrower, WFS and Wells Fargo.

"FERC" shall mean the Federal Energy Regulatory Commission or any of its successors.

"Finance Co" shall mean any direct, wholly-owned Subsidiary of the Borrower incorporated to become or otherwise serving as a co-issuer or co-borrower of Indebtedness permitted by this Agreement, which Subsidiary meets the following conditions at all times: (a) the provisions of Section 6.12 have been complied with in respect of such Subsidiary, and such Subsidiary is a Restricted Subsidiary and a Loan Party, (b) such Subsidiary shall be a corporation and (c) such Subsidiary has not (i) incurred, directly or indirectly any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness that it was formed to co-issue or co-borrow (including, for the avoidance of doubt, any additional series, tranche or issuance of such type of Indebtedness) and for which it serves as co-issuer or co-borrower, (ii) engaged in any business, activity or transaction, or owned any property, assets or Equity Interests other than (A) performing its obligations and activities incidental to the co-issuance or co-borrowing of the Indebtedness that it was formed to co-issue or co-borrower and (B) other activities incidental to the maintenance of its existence, including legal, tax and accounting administration, (iii) consolidated with or merged with or into any Person, or (iv) failed to hold itself out to the public as a legal entity separate and distinct from all other Persons.

"Financial Covenant Election" means a one-time election of the Borrower, at its sole discretion, that can be made at any time that is not an Investment Grade Period, to be subject to (a) a Consolidated Total Leverage Ratio of 5.25 to 1.0 instead of 5.0 to 1.0 and (b) a Consolidated Senior Secured Leverage Ratio; provided that any Financial Covenant Election shall cease to be in effect upon the commencement of an Investment Grade Period.

“Flood Insurance Laws” shall have the meaning assigned to such term in Section 6.18.

"Foreign Lender" means a Lender that is not a U.S. Person (including such a Lender when acting in the capacity of the Swingline Lender or the L/C Issuer).

"Foreign Subsidiary" means any Subsidiary that is incorporated or organized under the laws of any jurisdiction other than the United States of America, any State thereof or the District of Columbia.

"FRB" means the Board of Governors of the Federal Reserve System of the United States.

"Fronting Exposure" means, at any time there is a Defaulting Lender, with respect to the L/C Issuer, such Defaulting Lender's Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender's participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

"Fund" means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

"GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

"General Partner" means Antero Midstream Partners GP LLC, a Delaware limited liability company.

"Governmental Authority" means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

"Guarantee" means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien).  The amount of any

Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.  The term "Guarantee" as a verb has a corresponding meaning.

"Guarantors" means, collectively, the Restricted Subsidiaries of the Borrower listed on Schedule 6.12 (which shall be all Restricted Subsidiaries as of the Closing Date) and each other Restricted Subsidiary of the Borrower that is required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12.

"Guaranty" means, collectively, the Guarantee made by the Guarantors in favor of the Secured Parties in the Security Agreement, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12.

"Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

"Hedge Bank" means (a) a Lender or an Affiliate of a Lender that is a party to a Swap Contract, or any transactions or confirmations thereunder, on the Closing Date or (b) any Person that, at the time it enters into a Swap Contract, or any transactions or confirmations thereunder, permitted under ARTICLE VI or ARTICLE VII,  in each case, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Swap Contract.

"Indebtedness" means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)        the outstanding principal amount of all obligations of such Person, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments representing obligations for borrowed money;

(b)        the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers' acceptances, bank guaranties and similar instruments;

(c)        all obligations of such Person to pay the deferred purchase price of property or services (other than (i) accounts payable in the ordinary course of business and not past due for more than 90 days after the date on which such account was due, unless being contested in good faith by appropriate proceedings and for which any reserves are required by GAAP are maintained and (ii) any obligations in respect of or constituting earn-out obligations);

(d)        all Indebtedness (excluding prepaid interest thereon) of others secured by a Lien on property owned by such Person (including Indebtedness arising under conditional sales or other title retention agreements), whether or not such Indebtedness shall have been assumed by such Person or is limited in recourse;

(e)        all Attributable Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and Synthetic Debt of such Person;

(f)        all obligations of such Person to purchase, redeem, retire, defease or otherwise make any similar payment, at any time prior to the date that is 90 days after the Maturity Date, in respect of any Equity Interest in such Person or any warrant, right or option to acquire such Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(g)        all Guarantees of such Person in respect of any of the foregoing Indebtedness of another Person.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer to the extent that such Person is directly liable therefor, which shall include any Guarantees thereof.

"Indemnified Taxes" means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

"Indemnitees" has the meaning specified in Section 10.04(b).

"Information" has the meaning specified in Section 10.07.

"Interest Payment Date" means, (a) as to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Eurodollar Rate Loan and the Maturity Date; provided,  however, that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date, and (c) as to any Swingline Loan, the day such Swingline Loan is required to be repaid pursuant to Section 2.16.

"Interest Period" means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three,  six or, with the consent of the Lenders, twelve months thereafter, as selected by the Borrower in its Loan Notice or, if consented to by all the Appropriate Lenders, any shorter period;  provided that:

(a)        any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(b)        any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(c)        no Interest Period shall extend beyond the Maturity Date.

"Investment" means, as to any Person, any direct or indirect acquisition or investment by such Person in another Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other Indebtedness of or Equity Interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of related transactions) of all or any material portion of the assets of another Person, to the extent constituting a division or line of business of such Person and excluding, for the avoidance of doubt, purchases of inventory or equipment in the ordinary course of business.  For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

"Investment Grade Rating" means a at least one of the two following Ratings:  (i) BBB- (stable) or better by S&P and (ii) Baa3 (stable) or better by Moody’s; provided that the noninvestment grade rating from the other Rating Agency must be at least either Ba1 (stable), if Moody’s, or BB+ (stable), if S&P.

“Investment Grade Period” shall commence the first day occurring after the Closing Date upon which the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer providing notice of its election to enter into an “Investment Grade Period” and certifying that (a) Borrower has received an Investment Grade Rating, (b) no Default or Event of Default has occurred and is continuing and (c) the Borrower is in pro forma compliance with the financial covenants set forth in Section 7.11, as in effect immediately prior to delivery of such certificate, as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.01(a) or (b). An Investment Grade Period shall end upon the Borrower delivering to the Administrative Agent a certificate of a Responsible Officer providing notice of its election to exit an Investment Grade Period.

"IRS" means the United States Internal Revenue Service.

"ISP" means, with respect to any Letter of Credit, the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

"Issuer Documents" means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit.

"Joinder Agreement" means an agreement in the form of Annex I to the Security Agreement.

"Joint Lead Arrangers" means, collectively, WFS and JPM, each in its capacity as a Joint Lead Arranger.

"Joint Venture" means a corporation, limited liability company, limited partnership or statutory trust that is not a Subsidiary and that is owned jointly by the Borrower or any Subsidiary and one or more Persons other than the Borrower and its Subsidiaries.

"Joint Venture Agreement" means any bona fide agreement or organizational document governing any Joint Venture.

"JPM" means JPMorgan Chase Bank, N.A. and its successors.

"Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, regulations, orders, decrees, ordinances, governmental restrictions, injunctions, writs, codes and administrative or judicial judgments, including the interpretation thereof by, or any agreements with any Governmental Authority to the extent having the force and effect of law.

"L/C Advance" means, with respect to each Lender, such Lender's funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.

"L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced by means of a Borrowing.

"L/C Credit Extension" means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

"L/C Issuer" means Wells Fargo and JPM or any other Lender appointed by the Borrower (with the approval of the Swingline Lender and the Administrative Agent and the acceptance of such appointment by such Lender) in such capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.  The “L/C Issuer” means the relevant L/C Issuer or each L/C Issuer, as the case may be.

"L/C Obligations" means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings.  For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

"Lender" has the meaning specified in the introductory paragraph hereto.

"Lending Office" means, as to any Lender, the office or offices of such Lender described as such in such Lender's Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify in writing to the Borrower and the Administrative Agent.

"Letter of Credit" means any standby letter of credit issued hereunder, including each Existing Letter of Credit.

"Letter of Credit Application" means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

"Letter of Credit Expiration Date" means the day that is five Business Days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next following Business Day).

"Letter of Credit Fee" has the meaning specified in Section 2.03(h).

"Letter of Credit Sublimit" means an amount equal to $150,000,000 (or, if less, the Aggregate Commitments); provided that the maximum amount of Letters of Credit required to be issued by each L/C Issuer shall initially be $75,000,000.  The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.

"Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way, other encumbrance on title to Real Property or Easements, or financing lease having substantially the same economic effect as any of the foregoing).

"Loan" means the loans specified in Section 2.01.

"Loan Documents" means, collectively, (a) this Agreement, (b) the Notes, (c)  the Collateral Documents, (d) any Guaranty, (e) the Fee Letter, (f) each Issuer Document and (g) any AutoBorrow Agreement.

"Loan Notice" means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A-1.

"Loan Parties" means, collectively, the Borrower and each Guarantor.

"London Banking Day" means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

"Material Acquisition" means any Permitted Acquisition by the Borrower or any Restricted Subsidiary for consideration in excess of $20,000,000.

"Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets or financial condition of the Borrower and its Restricted Subsidiaries, taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent or the Lenders under any Loan Document, or of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

 "Material Contract" means (a) the Contribution Agreement, (b) the Antero Corp Agreements, (c) any Contractual Obligation to which a Relevant Party is a party involving aggregate annual consideration payable to such Relevant Party of greater than or equal to the greater of (i) $10,000,000 or (ii) 10% of the annual revenues of the Relevant Parties, taken as a whole, for the most recently ended fiscal year for which a Compliance Certificate was or should have been delivered and (d) any Contractual Obligation as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

"Material Project" means the construction or expansion of any capital project of the Borrower or any Restricted Subsidiary, which satisfies the following:  (a) the aggregate capital cost of which exceeds, or is reasonably expected by the Borrower to exceed, $20,000,000, (b) such construction or expansion project was not contemplated by the financial models of the Borrower as of the Closing Date and (c) such construction or expansion project is a discrete project outside of the ordinary course of the Borrower’s business for which there is a defined start date and identifiable completion date.

"Material Project Consolidated EBITDA Adjustment"  has the meaning specified in the definition of Consolidated EBITDA.

"Maturity Date" means October 26, 2022;  provided,  however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

"Measurement Period"  means, at any date of determination, the most recently completed four fiscal quarters of the Borrower.

"Midstream Operating" means Antero Midstream LLC, a Delaware limited liability company.

"Moody's" means Moody's Investors Service, Inc. and any successor thereto.

"Mortgages" has the meaning specified in Section 4.01(a)(iv).

"Mortgage Requirement"  shall mean a requirement that, prior to the occurrence of the applicable Collateral Release Date, the Loan Parties shall have granted to the Administrative Agent a perfected Lien on at least ninety percent (90%) of the value (including the value of improvements owned by any Loan Party and located thereon) of all Real Property and Easements of the Loan Parties.  For purposes of this definition, value shall be determined by reference to Consolidated Total Assets.

"Mortgaged Properties" means all Real Property and Easements required to be subject to a Mortgage that is delivered pursuant to the terms of this Agreement.

"Multiemployer Plan" means any employee benefit plan within the meaning of Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

"Net Cash Proceeds" means:

(a)        with respect to any Asset Sale by any Relevant Party, or any Extraordinary Receipt received or paid to the account of any Relevant Party, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), (B) the reasonable and customary out-of-pocket expenses incurred by such Relevant Party in connection with such transaction and (C) Taxes reasonably estimated to be actually payable within two years of the date of the relevant transaction as a result of any gain recognized in connection therewith; and

(b)        with respect to the issuance or sale of any Indebtedness by any Relevant Party, the excess of (i) the sum of the cash and Cash Equivalents received in connection with such transaction over (ii) the sum of the amounts paid for any substantially concurrent refinancing of any other Indebtedness plus the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses, incurred by such Relevant Party in connection with such issuance or sale and any such refinancing.

"Non-Extension Notice Date" has the meaning specified in Section 2.03(b)(iii).

"Non-Recourse Debt" shall mean Indebtedness as to which neither the Borrower nor any of its Restricted Subsidiaries (i) provides credit support of any kind (including any undertaking,

agreement or instrument that would constitute Indebtedness), (ii) is directly or indirectly liable as a guarantor or otherwise or (iii) constitutes the lender.

"Note" means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit B.

"NPL" means the National Priorities List under CERCLA.

"Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, Swingline Loan, Letter of Credit, Secured Cash Management Agreement or Secured Hedge Agreement (other than any Excluded Swap Obligation), in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

"OFAC" has the meaning specified in Section 5.21(a).

"Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity including, for the avoidance of doubt, with respect to the Borrower, the Partnership Agreement and the Services Agreement.

“Original Closing Date” means November 10, 2014.

“Original Lenders” has the meaning ascribed thereto in the recitals.

"Other Connection Taxes"  means, with respect to any recipient, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

"Other Taxes"  means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution,

delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06(b)).

"Outstanding Amount" means (a) with respect to Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Loans occurring on such date; (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts; and (c) with respect to any Swingline Obligations on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Swingline Loans occurring on such date.

“Parent” means Antero Midstream GP LP, a Delaware limited partnership.

"Participant" has the meaning specified in Section 10.06(d).

"Participant Register" has the meaning specified in Section 10.06(d).

"Partnership Agreement"  shall mean the Limited Partnership Agreement of the Borrower, dated as of the Original Closing Date, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time as permitted hereby.

"PBGC" means the Pension Benefit Guaranty Corporation.

"Pension Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

"Perfection Certificate" shall mean a certificate in the form of Exhibit E or any other form approved by the Administrative Agent.

"Permitted Acquisition" means an acquisition permitted under Section 7.03(g).

"Permitted Encumbrance" has the meaning specified in Section 7.01.

"Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

"Pipeline Assets" means, collectively, all gathering systems, all tubes and pipelines used for the transportation of hydrocarbons, water or other substances all related processing or treatment facilities, and all distribution systems, wherever located, whether now owned or hereafter acquired by any Loan Party, together with all equipment, contracts, fixtures, facilities, metering stations, compressors, improvements, records and other property appertaining thereto.

"Pipeline System" means each system of Pipeline Assets, Real Property and Easements relating thereto making up an integrated gathering system, gathering and processing system, or other pipeline system.

"Plan" means any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) maintained by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

"Platform" has the meaning specified in Section 6.02.

"Public Lender" has the meaning specified in Section 6.02.

“Priority Debt” means the sum, without duplication, of (i) Indebtedness of the Borrower or any Guarantor secured by a Lien (other than the Liens entered into under the Loan Documents, including the Collateral Documents) and (ii) all Indebtedness of any Subsidiary that is not a Guarantor.

“Rating” means, as to each Rating Agency and on any day, the corporate family rating maintained by such Rating Agency on such day for the Borrower.

“Rating Agency” means each of Moody’s and S&P, as applicable.

"Real Property" shall mean, collectively, all right, title and interest of a Relevant Party in and to any and all parcels of real property owned or leased by a Relevant Party together with all improvements and appurtenant fixtures, easements, rights of way and other real property incidental to the ownership, lease or operation thereof, but excluding Easements.

"Register" has the meaning specified in Section 10.06(c).

"Registration Statement" means an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended in connection with the Public Offering and as in effect on the Closing Date.

"Related Parties" means, with respect to any Person, such Person's Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person's Affiliates.

"Relevant Parties" means, collectively, the Borrower and the Restricted Subsidiaries.

"Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived (under applicable regulations or otherwise).

"Request for Credit Extension" means (a) with respect to a Borrowing, conversion or continuation of Loans, a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swingline Loan, a Swingline Loan Notice.

"Required Lenders" means, as of any date of determination, Lenders collectively holding more than 50% of the sum of the (a) Total Outstandings (with the aggregate amount of each Lender's risk participation and funded participation in L/C Obligations and Swingline Obligations being deemed "held" by such Lender for purposes of this definition) and (b) aggregate unused Commitments; provided that the unused Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

"Responsible Officer" means the chief executive officer, president, chief financial officer, chief accounting officer, treasurer, assistant treasurer or controller of a Loan Party and any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

"Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property and including any sinking fund payment or similar deposit) on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person's stockholders, partners or members (or the equivalent of any thereof).

"Restricted Subsidiary" means any Subsidiary of the Borrower that is not an Unrestricted Subsidiary.

"S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

"Sale Leaseback Transaction" means any arrangement, directly or indirectly, with any Person whereby the Borrower or its Restricted Subsidiaries shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Cuba, Iran, Sudan, Syria, North Korea and the Crimea region of Ukraine).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in clauses (a) and (b).

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, or Her Majesty’s Treasury of the United Kingdom.

"SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

"Secured Cash Management Agreement" means any Cash Management Agreement that is entered into by and between any Loan Party and any Cash Management Bank.

"Secured Hedge Agreement" means any Swap Contract, or any transactions or confirmations thereunder, permitted under ARTICLE VI or ARTICLE VII that is entered into by and between any Loan Party and any Hedge Bank.  "Secured Hedge Agreement" shall not include any transactions or confirmations with a Lender or an Affiliate of such Lender entered into after such Lender ceases to be a Lender or such Affiliate ceases to be an Affiliate of such Lender.

"Secured Parties" means, collectively, the Administrative Agent, the Lenders, the Swingline Lender, L/C Issuer, the Hedge Banks, the Cash Management Banks, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

"Security Agreement" has the meaning specified in Section 4.01(a)(iii).

“Services Agreement”  means that certain Amended and Restated Services Agreement, among Antero Corp, the Borrower and Antero Resources Midstream Management LLC (as predecessor-in-interest to the General Partner), dated as of September 23, 2015, as may be amended, modified, supplemented, restated, replaced or substituted from time to time as permitted by Section 7.22.

"Sole Bookrunner" means WFS, in its capacity as Sole Bookrunner.

"Solvent" and "Solvency" mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

"State Pipeline Regulatory Agencies" means any state Governmental Authority with jurisdiction with respect to any Pipeline Systems, and "State Pipeline Regulatory Agency" means any one of the foregoing.

“Statutory Reserves” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the FRB and any other banking authority, domestic or foreign, to which the Administrative Agent, any Lender or any L/C Issuer (including any branch, Affiliate or other fronting office making or holding a Loan or issuing a Letter of Credit) is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D).  Eurodollar Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to the Administrative Agent, any Lender or any L/C Issuer under such Regulation D or any comparable regulation.  Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

"Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the securities or other ownership interests are at the time owned by such Person, or of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) or (in the case of a partnership) a majority of the general partner interests are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Borrower.

"Swap" shall mean any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

"Swap Contracts" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, derivative contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master derivatives agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

"Swap Obligation" shall mean, with respect to any person, any obligation to pay or perform under any Swap.

"Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

"Swingline Borrowing" shall mean a Borrowing comprised of Swingline Loans.

"Swingline Commitment" shall mean, with respect to the Swingline Lender, the commitment of the Swingline Lender to (a) make Swingline Loans pursuant to Section 2.16 or (b) if an AutoBorrow Agreement is in effect, transfer funds pursuant to such AutoBorrow Agreement. The aggregate amount of the Swingline Commitment is $25,000,000 (or, if less, the Aggregate Commitments).

"Swingline Lender" shall mean Wells Fargo, in its capacity as Swingline Lender.

"Swingline Loan" shall mean (a) any Swingline Loan made to the Borrower pursuant to Section 2.16 and (b) if an AutoBorrow Agreement is in effect, any transfer of funds pursuant to such AutoBorrow Agreement.

"Swingline Loan Notice" shall mean a request by the Borrower substantially in the form of Exhibit A-2.

"Swingline Obligations" shall mean at any time the aggregate principal amount of all outstanding Swingline Borrowings at such time.

"Syndication Agent" means JPM, in its capacity as Syndication Agent.

"Synthetic Debt" means, with respect to any Person as of any date of determination thereof, all monetary obligations of such Person in respect of off-balance sheet transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP;  provided that, notwithstanding the foregoing, in no event shall obligations entered into or incurred in the ordinary course in connection with forward sales, firm transportation agreement or take-or-pay contracts constitute "Synthetic Debt".

"Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including Sale Leaseback Transactions), in each case, creating obligations that do not appear on the balance sheet of such Person and in respect of which the lessee retains or obtains ownership of the property so leased for U.S. Federal income tax purposes.

"Taxes" means all present or future taxes, levies, imposts, duties, deductions, assessments, fees or other charges imposed by any Governmental Authority, including any withholdings or backup withholdings with respect thereto and any interest, additions to tax or penalties applicable thereto.

"Threshold Amount" means $25,000,000.

"Total Outstandings" means the aggregate Outstanding Amount of all Loans (including Swingline Loans) and L/C Obligations.

"Transaction Expenses" means the fees, costs and expenses incurred or payable by (without duplication) the Borrower and the Restricted Subsidiaries or any direct or indirect parent thereof in connection with the execution, delivery and performance of the Loan Documents, including any amortization of such fees, costs and expenses.

"Type" means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar Rate Loan.

"UCC" means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

"United States" and "U.S." mean the United States of America.

"Unreimbursed Amount" has the meaning specified in Section 2.03(c)(i).

"Unrestricted Subsidiary" means any Subsidiary of the Borrower designated as such pursuant to Section 6.17(a) and any Subsidiary of an Unrestricted Subsidiary.  As of the Closing Date, there are no Unrestricted Subsidiaries.

"USA Patriot Act" has the meaning specified in Section 5.21(a).

"U.S. Person" means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

"U.S. Tax Compliance Certificate" has the meaning assigned to such term in Section 3.01(e)(ii)(B)(3).

"Voting Stock" means, with respect to any person, any class or classes of Equity Interests pursuant to which the holders thereof have the general voting power under ordinary circumstances to vote in the election of the board of directors or equivalent governing body of such person.

"Wells Fargo" means Wells Fargo Bank, National Association and its successors.

"WFS" means Wells Fargo Securities, LLC and its successors.

"Withholding Agent" means any Loan Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.02      Other Interpretive Provisions.  With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)        The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."  The word "will" shall be construed to have the same meaning and effect as the word "shall."  Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any

Person shall be construed to include such Person's successors and assigns, (iii) the words "herein," "hereof" and "hereunder," and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words "asset" and "property" shall be construed to have the same meaning and effect, unless the context otherwise requires, and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

(b)       In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."

(c)        Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(d)       Notwithstanding anything to the contrary herein, with respect to any representation or warranty made pertaining to compliance with Section 7.11 for a given most recently completed Measurement Period, during the period between the end of such Measurement Period and the earlier of (i) the date the applicable Compliance Certificate is delivered or (ii) the date the applicable Compliance Certificate was required to be delivered, such representation or warranty shall be made based on the good faith knowledge of the Borrower, after due investigation, at the time such representation or warranty is made, and to the extent any such representation or warranty so made based on the good faith knowledge and due investigation of the Borrower is later shown to have been incorrect, the failure of such representation or warranty to be true and correct shall not constitute a Default or Event of Default.

1.03      Accounting Terms.

(a)        Generally.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Restricted Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 on financial liabilities shall be disregarded.

(b)       Changes in GAAP.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.  Notwithstanding the foregoing, with respect to the computation of Indebtedness or any financial ratio or similar requirement set forth in any Loan Documents, such computations shall at all times be made without regard to the lease accounting standard ASC 842.

1.04      Rounding.  Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05      Times of Day.  Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

1.06      Letter of Credit Amounts.  Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided,  however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof after such time, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time; provided,  further,  however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic decreases in the stated amount thereof after such time (unless such Letter of Credit also provides for one or more automatic increases after such time), at the time of any such decrease and thereafter, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to such decrease.

1.07      Pro Forma Calculations.  To the extent a pro forma compliance calculation is required to be made in this Agreement as of the last day of the most recent fiscal quarter preceding a given event, then to the extent (i) an Acquisition Period exists at the time of such event, (ii) a  Financial Covenant Election has been made or (iii) an Investment Grade Period is ongoing or will commence concurrently with such event, pro forma compliance shall be based on the maximum Consolidated Total Leverage Ratio giving effect to such Acquisition Period,

Financial Covenant Election or Investment Grade Period, and in the case of a Financial Covenant Election having been made or being made concurrently therewith, pro forma compliance with the Consolidated Senior Secured Leverage Ratio shall be required.

ARTICLE II

THE COMMITMENTS AND CREDIT EXTENSIONS

2.01      The Borrowings.  Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a "Loan") to the Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender's Commitment; provided,  however, that after giving effect to any Borrowing, (i) the Total Outstandings shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Loans of any Lender, plus such Lender's Applicable Percentage of the Outstanding Amount of all L/C Obligations and Swingline Obligations shall not exceed such Lender's Commitment.  Within the limits of each Lender's Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.04, and reborrow under this Section 2.01.  Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

2.02      Borrowings, Conversions and Continuations of Loans.

(a)        Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone.  Each such notice must be received by the Administrative Agent not later than 1:00 p.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii)  on the requested date of any Borrowing of Base Rate Loans; provided,  however, that if the Borrower wishes to request Eurodollar Rate Loans having an Interest Period other than one, two, three, six or twelve months in duration as provided in the definition of "Interest Period," the applicable notice must be received by the Administrative Agent not later than 1:00 p.m. four Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the Appropriate Lenders of such request and determine whether the requested Interest Period is acceptable to all of them.  Not later than 1:00 p.m., three Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders.  Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower.  Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.  Except as provided in Section 2.03(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof.  Each Loan Notice (whether telephonic or written) shall specify

(i) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto.  If the Borrower fails to specify a Type of Loan in a Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans.  Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans.  If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.  Notwithstanding the foregoing, Swingline Loans may not be converted or continued.

(b)       Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a).  In the case of a Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 3:00 p.m. on the Business Day specified in the applicable Loan Notice; provided that Swingline Loans shall be made as provided in Section 2.16.  Upon satisfaction of the applicable conditions set forth in Section 4.02, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Wells Fargo with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided,  however, that if, on the date a Loan Notice with respect to a Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above.

(c)        Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan.  During the existence of a Default, no Loans may be requested as, converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders.

(d)       The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate.  At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Wells Fargo's prime rate used in determining the Base Rate promptly following the public announcement of such change.

(e)        After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than 8 Interest Periods in effect hereunder.

2.03      Letters of Credit.

(a)        The Letter of Credit Commitment.

(i)        Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower or its Restricted Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower or its Restricted Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Outstandings shall not exceed the Aggregate Commitments, (y) the aggregate Outstanding Amount of the Loans of any Lender, plus such Lender's Applicable Percentage of the Outstanding Amount of all L/C Obligations shall not exceed such Lender's Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit.  Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence.  Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.

(ii)       The L/C Issuer shall not issue any Letter of Credit if:

(A)       subject to Section 2.03(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or

(B)       the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date.

(iii)      The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:

(A)       any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

(B)       the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally;

(C)       except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount less than $5,000,

(D)       such Letter of Credit is to be denominated in a currency other than Dollars;

(E)       such Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

(F)       any Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Borrower or such Lender to eliminate the L/C Issuer's actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion.

(iv)      The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

(v)       The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(vi)      The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in ARTICLE IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in ARTICLE IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

(b)       Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(i)        The Borrower may from time to time request that a L/C Issuer issue or amend a Letter of Credit by delivering to such L/C Issuer a Letter of Credit Application (with a copy to the Administrative Agent which shall give to each Lender prompt notice thereof by facsimile or electronic communication), appropriately completed and signed by a Responsible Officer of the Borrower.  Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be.  In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer:  (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; and (H) such other matters as the L/C Issuer may require.  In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the L/C Issuer may require.  Additionally, the Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require.

(ii)       Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof.  Unless the L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in ARTICLE IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Subsidiary) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices.  Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender's Applicable Percentage times the amount of such Letter of Credit.

(iii)      If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an "Auto-Extension Letter of Credit"); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Non-Extension Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued.  Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension.  Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided,  however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.

(iv)      Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c)        Drawings and Reimbursements; Funding of Participations.

(i)        Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof.  Not later than 11:00 a.m. on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an "Honor Date"), the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing.  If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Amount"), and the amount of such Lender's Applicable Percentage thereof.  In such event, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Loan Notice).  Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii)       Each Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the L/C Issuer at the Administrative Agent's Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount.  The Administrative Agent shall remit the funds so received to the L/C Issuer.

(iii)      With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate.  In such event, each Lender's payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

(iv)      Until each Lender funds its Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender's Applicable Percentage of such amount shall be solely for the account of the L/C Issuer.

(v)       Each Lender's obligation to make Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided,  however, that each Lender's obligation to make Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Loan Notice).  No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi)      If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing.  If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender's Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be.  A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error.

(d)       Repayment of Participations.

(i)        At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender's L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof in the same funds as those received by the Administrative Agent.

(ii)       If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.  The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e)        Obligations Absolute  The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i)        any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii)       the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii)      any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)      any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

(v)       any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any of its Subsidiaries.

The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will immediately notify the L/C Issuer.  The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f)        Role of L/C Issuer.  Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.  None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct as determined in the nonappealable judgment of a court of competent jurisdiction; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document.  The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided,  however, that this assumption is not intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement.  None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e);  provided,  however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit, all as determined in the nonappealable judgment of a court of competent jurisdiction.  In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.  If no longer a Lender, an L/C Issuer may resign as an L/C Issuer upon 30 days’ prior written notice to the Administrative Agent, the Lenders and the Borrower. Such resigning L/C Issuer shall remain a party hereto to the extent that Letters of Credit issued by it (or reimbursement obligation with respect thereto) remain outstanding and shall continue to have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such resignation, but shall not be required to issue additional Letters of Credit or extend any outstanding Letters of Credit.

(g)        Applicability of ISP.  Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued, the rules of the ISP shall apply to each Letter of Credit.

(h)       Letter of Credit Fees.  The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage a Letter of Credit fee (the "Letter of Credit Fee") for each Letter of Credit equal to the greater of (i) $175 per annum and (ii) the Applicable Rate times the daily amount available to be drawn under such Letter of Credit; provided,  however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the L/C Issuer pursuant to this Section 2.03 shall be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Applicable Percentages allocable to such Letter of Credit pursuant to Section 2.15(a)(iv), with the balance of such fee, if any, payable to the L/C Issuer for its own account.  For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  Letter of Credit Fees shall be (i) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears.  If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.  Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

(i)        Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer.  The Borrower shall pay directly to the L/C Issuer for its own account a fronting fee with respect to each Letter of Credit of the greater of (i) $500 and (ii) 0.125% per annum computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears.  Such fronting fee shall be due and payable on the tenth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.  For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06.  In addition, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect.  Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(j)        Conflict with Issuer Documents.  In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

(k)       Letters of Credit Issued for Subsidiaries.  Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Restricted Subsidiary, the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit.  The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Restricted Subsidiaries inures to the benefit of the Borrower, and that the Borrower's business derives substantial benefits from the businesses of such Restricted Subsidiaries.

2.04      Prepayments.

(a)        Optional.  Subject to the last sentence of this Section 2.04(a), the Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Administrative Agent not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of Eurodollar Rate Loans and (2) on the date of prepayment of Base Rate Loans; (B) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (C) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding.  Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Eurodollar Rate Loans are to be prepaid, the Interest Period(s) of such Eurodollar Rate Loans.  The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender's ratable portion of such prepayment (based on such Lender's Applicable Percentage).  If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.  Any prepayment of a Eurodollar Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05.

(b)       Mandatory.

(i)        If any Relevant Party makes any Asset Sale which results in the realization by such Person of Net Cash Proceeds, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds promptly after receipt (or if the Borrower in good faith intends to use such Net Cash Proceeds to acquire, improve or maintain Pipeline Assets, Real Property or Easements related to Pipeline Assets, capital assets to be used in any line of business not prohibited by Section 7.07 or for other uses reasonably acceptable to the Administrative Agent, then on or before the 360th day after such Asset Sale to the extent that, within such 360 day period, the Relevant Parties have not used such Net Cash Proceeds for such purpose; provided, that prepayment shall be required with such Net Cash Proceeds promptly after any earlier date on which the Borrower has determined not to use such Net Cash Proceeds for any such purpose) (all such prepayments to be applied as set forth in clause (v) below).

(ii)       Upon the issuance or incurrence by the Borrower or any Restricted Subsidiary of any Indebtedness (other than Indebtedness permitted under Section 7.02), and upon receipt of the Net Cash Proceeds thereof, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of such Net Cash Proceeds (such prepayments to be applied as set forth in clause (v) below).

(iii)      Upon any Extraordinary Receipt received by or paid to or for the account of any Relevant Party, and not otherwise included in clause (i) or (ii) of this Section 2.04(b), the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom promptly upon receipt thereof by such Relevant Party (such prepayments to be applied as set forth in clause (v) below).

(iv)      If for any reason the Total Outstandings at any time exceed the Aggregate Commitments, the Borrower shall immediately prepay Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations (other than the L/C Borrowings) in an aggregate amount equal to such excess; provided,  however, that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.04(b) unless after the prepayment in full of the Loans and L/C Borrowings, the Total Outstandings exceed the Aggregate Commitments then in effect.

(v)       Prepayments of the Loans made pursuant to this Section 2.04(b),  first, shall be applied ratably to the L/C Borrowings, second, shall be applied ratably to the outstanding Swingline Borrowings, third, shall be applied ratably to the outstanding Base Rate Loans (other than the Swingline Loans), fourth, shall be applied ratably to the outstanding Eurodollar Rate Loans, and fifth,  shall be used to Cash Collateralize the remaining L/C Obligations;  provided that, in the case of prepayments of the Loans required pursuant to clause (i),  (ii), or (iii) of this Section 2.04(b), such Cash Collateralization shall only be required if an Event of Default has occurred and is continuing, and, in the case of prepayments of the Loans required pursuant to clause (i),  (ii), or (iii) of this Section 2.04(b), the amount remaining, if any, after the prepayment in full of all L/C Borrowings and Loans outstanding at such time and, if applicable, the Cash Collateralization of the remaining L/C Obligations in full, may be retained by the Borrower.  Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrower or any other Loan Party) to reimburse the L/C Issuer or the Lenders, as applicable;  provided,  however, that if an Event of Default no longer exists, any Cash Collateral required under this Section 2.04(b) shall be released to the Borrower.  Prepayments made pursuant to this Section 2.04(b) shall not result in a permanent reduction of the Commitments.

2.05      Termination or Reduction of Commitments.

(a)        Optional.  The Borrower may, upon notice to the Administrative Agent, terminate the Aggregate Commitments, the Swingline Commitment, or the Letter of Credit Sublimit, or from time to time permanently reduce the Aggregate Commitments, the Swingline Commitment or the Letter of Credit Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Borrower shall not terminate or reduce (A) the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Aggregate Commitments, (B) the Swingline Commitment if, after giving effect thereto, the Outstanding Amount of the Swingline Obligations would exceed the Swingline Commitment, or (C) the

Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit.

(b)       Application of Commitment Reductions; Payment of Fees.  The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Swingline Commitment, the Letter of Credit Sublimit or the Commitment under this Section 2.05.  Upon any reduction of the Commitments, the Commitment of each Lender shall be reduced by such Lender's Applicable Percentage of such reduction amount.  All fees in respect of the Aggregate Commitments accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

2.06      Repayment of Loans.  The Borrower shall repay to the Lenders (including the Swingline Lender) on the Maturity Date the aggregate unpaid principal amount of all Loans (including Swingline Loans) outstanding on such date.

2.07      Interest.

(a)        Subject to the provisions of Section 2.07(b), (i) each Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Adjusted Eurodollar Rate for such Interest Period plus the Applicable Rate; and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

(b)

(i)        If any amount payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then such amount shall thereafter bear interest at a fluctuating interest rate per annum equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii)       Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)        Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein.  Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.08      Fees.  In addition to certain fees described in Sections 2.03(h) and (i):

(a)        Commitment Fee.  The Borrower shall pay to the Administrative Agent for the account of each Lender such Lender's Applicable Percentage of an aggregate commitment fee

(the “Commitment Fee”) equal to the Applicable Rate times the actual daily amount by which the aggregate amount of the Lenders’ Commitments at such time exceeds the sum of (i) the Outstanding Amount of Loans and (ii) the Outstanding Amount of L/C Obligations.  The Commitment Fee shall accrue at all times during the period from the Closing Date until the end of the Availability Period, including at any time during which one or more of the conditions in ARTICLE IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period.  The Commitment Fee shall be calculated quarterly in arrears. For the purposes of calculating the Commitment Fee, the aggregate principal amount of Swingline Loans then outstanding shall be deemed to be zero.

(b)       Other Fees.

(i)        The Borrower shall pay to the Sole Bookrunner, the Joint Lead Arrangers and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(ii)       The Borrower shall pay to the Lead Arranger (as defined in the Fee Letter) for the account of each of the Lenders in the amounts and at the times specified in the Fee Letter.  Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.09      Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.

(a)        All computations of interest for Base Rate Loans computed using the prime rate shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed.  All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year).  Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.11(a), bear interest for one day.  Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

(b)       If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Consolidated Total Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Total Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the

Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period.  This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section 2.03(c)(iii),  2.03(h) or 2.07 or under ARTICLE VIII.  The Borrower's obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder.

2.10      Evidence of Debt.

(a)        The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business.  The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon.  Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the Register and the corresponding accounts and records of the Administrative Agent shall control in the absence of manifest error.  Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note in registered form under Section 5f.103-1(c) of the United States Treasury Regulations, which shall evidence such Lender's Loans in addition to such accounts or records.  Each Lender may attach schedules to its Note with respect to the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b)       In addition to the accounts and records referred to in Section 2.10(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit.  In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

2.11      Payments Generally; Administrative Agent's Clawback.

(a)        General.  All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.  Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent's Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein.  The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office.  All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.  If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected on computing interest or fees, as the case may be.

(b)       (i) Funding by Lenders; Presumption by Administrative Agent.  Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurodollar Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans.  If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period.  If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender's Loan included in such Borrowing.  Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii)       Payments by Borrower; Presumptions by Administrative Agent.  Unless the Administrative Agent shall have received notice from the Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders, the Swingline Lender or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders, the Swingline Lender or the L/C Issuer, as the case may be, the amount due.  In such event, if the Borrower has not in fact made such payment, then each of the Appropriate Lenders, the Swingline Lender or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, the Swingline Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c)        Failure to Satisfy Conditions Precedent.  If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this ARTICLE II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in ARTICLE IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(d)       Obligations of Lenders Several.  The obligations of the Lenders hereunder to make Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 10.04(c) are several and not joint.  The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and, except as set forth in Section 2.15(a)(iv), no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c).

(e)        Funding Source.  Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(f)        Insufficient Funds.  If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

2.12      Sharing of Payments by Lenders.  If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payment on account of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans, Swingline Loans and subparticipations in L/C Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that:

(i)        if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii)       the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.15, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations to any assignee or participant, other than an assignment to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply).

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

2.13      Increase in Aggregate Commitments.

(a)        Request for Increase.  Provided that immediately prior to and after giving effect thereto there exists no Event of Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time request an increase in the aggregate amount of the Lenders’ Commitments by an amount (for all such requests) not exceeding $500,000,000; provided that any such request for an increase shall be in a minimum amount of $100,000,000 or, if less, the amount remaining available for all such increases.  At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

(b)       Lender Elections to Increase.  Each Lender shall notify the Administrative Agent in writing within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase.  Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.  For the avoidance of doubt, no Lender’s Commitment may be increased without the prior written consent of such Lender.

(c)        Notification by Administrative Agent; Additional Lenders.  The Administrative Agent shall notify the Borrower and each Lender of the Lenders' responses to each request made hereunder.  To achieve the full amount of a requested increase, and subject to the approval of the Administrative Agent and the L/C Issuer (which approvals shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

(d)       Effective Date and Allocations.  If the aggregate amount of the Lenders’ Commitments is increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the "Revolving Credit Increase Effective Date") and the final allocation of such increase.  The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Revolving Credit Increase Effective Date. The terms and provisions of any such increase shall be identical to those of the Loans, other than in respect of any arrangement, commitment or upfront fees payable to any Lenders providing such increase.

(e)        Conditions to Effectiveness of Increase.  As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent (i) a favorable opinion of counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, covering such matters as may be reasonably requested by the Administrative Agent in connection with such increase and (ii) a certificate of each Loan Party dated as of the Revolving Credit Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, (B) in the case of the Borrower, certifying, as of such date, giving effect to amounts drawn or to be drawn under the Aggregate Commitments (as increased pursuant to this Section 2.13) as of such date, pro forma compliance with the financial covenants contained in Section 7.11 as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.01(a) or (b), and (C) in the case of the Borrower, certifying that, before and after giving effect to such increase, (1) the representations and warranties contained in ARTICLE V and the other Loan Documents are true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Revolving Credit Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 2.13, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (2) no Event of Default exists.

(f)        Conflicting Provisions.  This Section shall supersede any provisions in Section 2.12 or 10.01 to the contrary.

2.14      Cash Collateral.

(a)        Certain Credit Support Events.  Upon the request of the Administrative Agent or the L/C Issuer (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations.  At any time that there shall exist a Defaulting Lender, immediately upon the request of the Administrative Agent or the L/C Issuer, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.15(a)(iv) and any Cash Collateral provided by the Defaulting Lender).

(b)       Grant of Security Interest.  All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Wells Fargo.  The Borrower, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the Swingline Lender, the L/C Issuer and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.14(c).  If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrower or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.

(c)        Application.  Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.14 or Sections 2.03,  2.04,  2.15 or 8.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.

(d)       Release.  Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations or events giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.06(b)(vi))) or (ii) the Administrative Agent's good faith determination that there exists excess Cash Collateral; provided,  however, (x) that Cash Collateral furnished by or on behalf of a Loan Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.14 may be otherwise applied in accordance with Section 8.03), and (y) the Person providing Cash Collateral and the L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

2.15      Defaulting Lenders.  (a)  Adjustments.  Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i)        Waivers and Amendments.  That Defaulting Lender's right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01.

(ii)       Reallocation of Payments.  Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to ARTICLE VIII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 10.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuer or the Swingline Lender hereunder; third, if so determined by the Administrative Agent or requested by the L/C Issuer, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Letter of Credit; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the Swingline Lender or the L/C Issuer as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Swingline Lender or the L/C Issuer against that Defaulting Lender as a result of that Defaulting Lender's breach of its obligations under this Agreement; seventh,  so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender's breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans, Swingline Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans, Swingline Loans or L/C Borrowings were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, Swingline Loans of, and L/C Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, Swingline Loans of, or L/C Borrowings owed to, that Defaulting Lender.  Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)      Certain Fees.  That Defaulting Lender (x) shall not be entitled to receive any commitment fee pursuant to Section 2.08(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) (and the Borrower shall (A) be required to pay to the L/C Issuer the amount of such fee allocable to its Fronting Exposure arising from that Defaulting Lender and (B) not be required to pay the remaining amount of such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.03(h).

(iv)      Reallocation of Applicable Percentages to Reduce Fronting Exposure.  During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit pursuant to Section 2.03, the "Applicable Percentage" of each non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender; provided, that, (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit shall not exceed the positive difference, if any, of (1) the Commitment of that non-Defaulting Lender minus (2) the aggregate Outstanding Amount of the Loans of that Lender.

(b)       Defaulting Lender Cure.  If the Borrower, the Administrative Agent, the Swingline Lender and the L/C Issuer agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash

Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.15(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided,  further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender's having been a Defaulting Lender.

2.16      Swingline Loans.

(a)        Subject to the terms and conditions set forth herein, and if an AutoBorrow Agreement is in effect, subject to the terms and conditions of such AutoBorrow Agreement, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Availability Period in U.S. Dollars, in an aggregate principal amount at any time outstanding that will not result in (x) the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline Commitment or (y) the Total Outstandings exceeding the Aggregate Commitments; provided that no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Borrowing. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans. All Swingline Loans shall be Base Rate Loans under this Agreement.

(b)       If an AutoBorrow Agreement is in effect, each Swingline Borrowing of the type described in clause (b) of the definition thereof shall be made as provided in such AutoBorrow Agreement.  Otherwise, to request a Swingline Borrowing, the Borrower shall notify the Swingline Lender of such request by telephone (confirmed by a Swingline Loan Notice by telecopy) not later than 3:00 p.m. on the day of the proposed Swingline Borrowing. Each such notice and Swingline Loan Notice shall be irrevocable and shall specify (i) the requested date (which shall be a Business Day) of the Swingline Borrowing, (ii) the amount of the requested Swingline Borrowing, (iii) the term of such Swingline Loan, and (iv) the location and number of the Borrower’s account to which funds are to be disbursed.  Each Swingline Loan shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof,  except as otherwise set forth in any AutoBorrow Agreement.    If an AutoBorrow Agreement is in effect, with respect to each Swingline Borrowing of the type described in clause (b) of the definition thereof, such additional terms and conditions of such AutoBorrow Agreement shall have been satisfied, and in the event that any of the terms of this Section 2.16 conflict with such AutoBorrow Agreement, the terms of the AutoBorrow Agreement shall govern and control.  The Swingline Lender shall make each Swingline Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 5:00 p.m. to the account of the Borrower.

(c)        The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m. on any Business Day, require the Lenders to acquire participations on such Business Day in all or a portion of the outstanding Swingline Loans made by it. Such notice shall specify the aggregate amount of such Swingline Loans in which the Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each such Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its respective obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. No Lender shall have any rights or obligations under any AutoBorrow Agreement. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds not later than 1:00 pm on the Business Day specified in the Swingline Loan Notice with respect to Loans made by such Lender (and Section 2.11 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph (c), and thereafter payments by the Borrower in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or any other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be remitted promptly to the Administrative Agent; any such amounts received by the Administrative Agent shall be remitted promptly by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. If an AutoBorrow Agreement is in effect, each prepayment of a Swingline Borrowing of the type described in clause (b) of the definition thereof shall be made as provided in such AutoBorrow Agreement.  The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

(d)       Notwithstanding any terms to the contrary contained herein, the ability to transfer funds pursuant to an AutoBorrow Agreement as a Swingline Borrowing hereunder may be terminated at any time by the Swingline Lender upon 24 hour prior written notice to the Borrower.

ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY

3.01      Taxes.

(a)        Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(i)        Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall to the extent permitted by applicable Laws be made free and clear of and without reduction or withholding for any Taxes.  If, however, applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding.

(ii)       If any applicable Withholding Agent shall be required by applicable law to withhold or deduct any Taxes, including both U.S. Federal backup withholding and withholding taxes, from any payment, then (A) the applicable Withholding Agent  shall withhold or make such deductions as are determined by the Withholding Agent to be required, (B) the applicable Withholding Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with applicable law, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions of Indemnified Taxes applicable to additional sums payable under this Section) the Administrative Agent or Lender, as the case may be, receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b)       Payment of Other Taxes by the Borrower.  Without limiting the provisions of subsection (a) above, the Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of any Other Taxes.

(c)        Tax Indemnifications.

(i)        Without limiting the provisions of subsection (a) or (b) above, the Loan Parties shall, and do hereby, jointly and severally indemnify the Administrative Agent and each Lender, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) withheld or deducted by the Borrower or the Administrative Agent or payable or paid by the Administrative Agent or the Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant

Governmental Authority.  The Borrower shall also, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand  therefor, for any amount which a Lender, the Swingline Lender or the L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required by clause (ii) of this subsection.  A certificate as to the amount of any such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(ii)       Without limiting the provisions of subsection (a) or (b) above, each Lender shall, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor,  for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender, as the case may be, under this Agreement or any other Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (ii).  The agreements in this clause (ii) shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all other Obligations.

(d)       Evidence of Payments.  As soon as practicable after any payment of Taxes by any Loan Party or the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

(e)        Status of Lenders; Tax Documentation.

(i)        Each Lender shall deliver to the Borrower and to the Administrative Agent, at the time or times prescribed by applicable Laws or when reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Laws or by the taxing authorities of any jurisdiction and such other reasonably requested documentation or information as will permit the Borrower or the Administrative Agent, as the case may be, to determine (A) whether or not payments made hereunder or under any other Loan Document are subject to Taxes, (B) if applicable, the required rate of withholding or deduction, and (C) such Lender's entitlement to any available exemption from, or reduction of, applicable Taxes in respect of all payments to be made to such Lender by the Borrower pursuant to this Agreement or otherwise to establish such Lender's status for withholding tax purposes in the applicable jurisdiction. Notwithstanding anything to the contrary in the preceding sentence, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii)       Without limiting the generality of the foregoing:

(A)       any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax

(B)       any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)       in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E (or applicable successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E (or applicable successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)       executed originals of IRS Form W-8ECI;

(3)       in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E (or applicable successor form); or

(4)       to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E (or applicable successor form), a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner;

(C)       any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)       if a Payment made to a Lender or the Administrative Agent under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender or Administrative Agent were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender or Administrative Agent shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender or Administrative Agent has complied with such obligations of such Lender or Administrative Agent under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii)      Each Lender shall promptly (A) notify the Borrower and the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction,  (B) update any form or certification to the extent the form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, and (C) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws of any jurisdiction that the Borrower or the Administrative Agent make any withholding or deduction for Taxes from amounts payable to such Lender.

(f)        Treatment of Certain Refunds.  Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender, as the case may be.  If the Administrative Agent or any Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses incurred by the Administrative Agent or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this subsection, in no event will the indemnified party be required to pay any amount to the Borrower pursuant to this subsection the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This subsection shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

(g)        Defined Terms.  For purposes of this Section 3.01, the term “Lender” includes Swingline Lender and the L/C Issuer and the term “applicable Law” includes FATCA.

3.02      Illegality.  If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurodollar Rate, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurodollar Rate Loans or to convert Base Rate Loans to Eurodollar Rate Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Rate.  Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

3.03      Inability to Determine Rates.  If the Required Lenders determine that for any reason in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Rate Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan or in connection with an existing or proposed Base Rate Loan, or (c) the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender.  Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice.  Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

3.04      Increased Costs; Reserves on Eurodollar Rate Loans.

(a)        Increased Costs Generally.  If any Change in Law shall:

(i)        impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or the L/C Issuer;

(ii)       subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurodollar Rate Loan made by it, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the L/C Issuer); or

(iii)      impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurodollar Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan the interest on which is determined by reference to the Eurodollar Rate (or of maintaining its obligation to make any such Eurodollar Rate Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

(b)       Capital Requirements.  If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender's or the L/C Issuer's holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender's or the L/C Issuer's capital or on the capital of such Lender's or the L/C Issuer's holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender's or the L/C Issuer's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the L/C Issuer's policies and the policies of such Lender's or the L/C Issuer's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender's or the L/C Issuer's holding company for any such reduction suffered.

(c)        Certificates for Reimbursement.  A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error.  The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)       Delay in Requests.  Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender's or the L/C Issuer's right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the L/C Issuer's intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

3.05      Compensation for Losses.  Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a)        any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b)       any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or

(c)        any assignment of a Eurodollar Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained.  The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Rate Loan made by it at the Eurodollar Rate for such Eurodollar Rate Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Loan was in fact so funded.

3.06      Mitigation Obligations; Replacement of Lenders.

(a)        Designation of a Different Lending Office.  If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be, in either case, in such parties’ reasonable discretion.  The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.

(b)       Replacement of Lenders.  If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrower may replace such Lender in accordance with Section 10.13.

3.07      Survival.  All of the Borrower's obligations under this ARTICLE III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent.

ARTICLE IV

CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

4.01      Conditions of Closing Date.  The occurrence of the Closing Date is subject to satisfaction of the following conditions precedent:

(a)        The Administrative Agent's receipt of the following (which receipt may be by means of telecopy or other electronic transmission followed by originals), each in form, substance and date satisfactory to the Administrative Agent and, when applicable, properly executed by a Responsible Officer of the signing Loan Party:

(i)        executed counterparts of this Agreement;

(ii)       a Note (or a replacement Note, if applicable) executed by the Borrower in favor of each Lender requesting a Note;

(iii)      a guaranty and collateral agreement, in substantially the form of Exhibit F, and/or an amendment or modification thereto to the extent existing immediately prior to the Closing Date pursuant to the Existing Credit Agreement (as requested by and in form and substance satisfactory to, the Administrative Agent) (together with each other Guaranty, collateral agreement and Joinder Agreement delivered pursuant to Section 6.12, in each case as amended, the "Security Agreement"), duly executed by each Loan Party, together with:

(A)       the certificates, if any, representing pledged Equity Interests referred to therein accompanied by undated stock powers executed in blank and the instruments, if any, evidencing pledged Indebtedness indorsed in blank;

(B)       proper financing statements (including transmitting utility financing statements, as appropriate), or amendments thereto, in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement;

(C)       completed requests for information, dated on or before the date of the Closing Date, listing all effective financing statements filed in the jurisdictions referred to in clause (B) above that name any Loan Party as debtor, together with copies of such other financing statements;

(D)       the control agreements and/or amendments or modifications thereto to the extent existing immediately prior to the Closing Date pursuant to the Existing Credit Agreement (as requested by and in form and substance satisfactory to, the Administrative Agent) as referred to in the Security Agreement and duly executed by the appropriate parties; and

(E)       evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement has been taken (including receipt of duly executed payoff letters and UCC-3 termination statements, if applicable);

(iv)      deeds of trust, trust deeds, mortgages, leasehold mortgages and leasehold deeds of trust and/or amendments or modifications to any of the foregoing to the extent existing immediately prior to the Closing Date pursuant to the Existing Credit Agreement (in each case as requested by and in form and substance satisfactory to, the Administrative Agent), covering the properties described on Schedules 5.08(b) and 5.08(c) (together with the Assignments of Leases and Rents referred to therein, in each case as amended, the "Mortgages") to the extent required to satisfy the Mortgage Requirement, duly executed, acknowledged and delivered by the appropriate Loan Parties and in the form of Exhibit H (or as may otherwise be mutually agreed between the Borrower and the Administrative Agent);

(v)       intellectual property security agreements and/or amendments or modifications thereto to the extent existing immediately prior to the Closing Date pursuant to the Existing Credit Agreement (in each case as requested by and in form and substance satisfactory to, the Administrative Agent), duly executed, acknowledged and delivered by the appropriate Loan Parties and in form suitable for filing or recording with the United States Copyright Office or the United States Patent and Trademark Office, as applicable, in order to create a valid first and subsisting Lien (subject to Permitted Encumbrances) on the intellectual property described therein in favor of the Administrative Agent for the benefit of the Secured Parties;

(vi)      such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

(vii)      such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(viii)     (A) a favorable opinion of Vinson & Elkins LLP, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender and (B) a favorable opinion of counsel to the Loan Parties (which counsel shall be reasonably acceptable to the Administrative Agent) in each of West Virginia and Ohio, in each case addressed to the Administrative Agent and each Lender;

(ix)        a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all material consents and approvals of third parties that may be required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such material consents or approvals are so required;

(x)       a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b),  mutatis mutandis, have been satisfied, (B) that there has been no event or circumstance since December 31, 2016, that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, (C) that there has been no action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened in any court before any arbitrator or Governmental Authority (1) in respect of the  closing of this Agreement or (2)  that could reasonably be expected to have a Material Adverse Effect, (D) that the Borrower does not have any Unrestricted Subsidiaries, (E) that, after giving pro forma effect to the closing of the transactions contemplated by this Agreement, the Borrower and its Subsidiaries do not have any indebtedness for borrowed money, other than with respect to the indebtedness for borrowed money permitted hereunder, (F) that the Borrower and its Subsidiaries are in pro forma compliance with the Total Leverage Ratio and Interest Coverage Ratio both immediately prior to and after giving effect to this Agreement (and attaching reasonably detailed calculations reflecting the same which shall be in form and substance reasonably satisfactory to the Administrative Agent) and (G) that all Material Contracts between the Borrower and its Subsidiaries, on the one hand, and its parent companies, on the other, listed on Schedule 5.23 are in full force and effect, and no default has occurred and is continuing thereunder;

(xi)      one or more certificates attesting to the Solvency of the Loan Parties on a consolidated basis, from the Borrower's chief financial officer;

(xii)      evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect, together with the certificates of insurance, naming the Administrative Agent, on behalf of the Lenders, as an additional insured or loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Loan Parties that constitute Collateral;

(xiii)      a  duly executed and completed Perfection Certificate, in substance reasonably satisfactory to the Administrative Agent;

(xiv)      life of loan flood certification(s) from a firm reasonably acceptable to the Administrative Agent covering any Additional Facility showing whether or not such Additional Facility is located in a special flood hazard area subject by federal regulation to mandatory flood insurance requirements. If any property is in a special flood hazard area, Borrower shall have also delivered an acknowledged Borrower notice and a policy of flood insurance in compliance with Flood Insurance Laws; and

(xv)      such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the Swingline Lender or the L/C Issuer reasonably may require.

(b)       (i) All fees and expenses (to the extent such expenses have been invoiced) required to be paid to the Administrative Agent and the Joint Lead Arrangers on or before the Closing Date shall have been paid and (ii) all fees required to be paid to the Lenders on or before the Closing Date shall have been paid.

(c)        The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, (i) copies of the Audited Financial Statements and (ii) unaudited financial statements for each quarterly period ended after December 31, 2016 for which financial statements are available.

(d)       The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings, including (if required) recording fees and costs (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

(e)        The Administrative Agent shall have reviewed, and be satisfied with (A) the pro forma ownership, corporate, legal, tax management and capital structure of the Borrower and its Restricted Subsidiaries and all agreements relating thereto and (B) the flow of funds in connection with the Closing Date.

(f)        The Joint Lead Arrangers shall have completed all legal, tax, accounting, business, financial, environmental, title and ERISA due diligence concerning the Borrower and its Subsidiaries, in each case in scope and with results in all respects satisfactory to the Joint Lead Arrangers in their sole discretion.

(g)        [Reserved].

(h)       There shall exist no action, suit, investigation, litigation or proceeding affecting any Loan Party pending or, to the Borrower’s knowledge as certified by the Borrower, threatened before any Governmental Authority that (i) could reasonably be expected to have, either individually, or in the aggregate, a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of any Loan Document or the consummation of the transactions contemplated thereby.

(i)        The Administrative Agent shall have received, at least five (5) Business Days prior to the Closing Date, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the USA Patriot Act.

Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each

Lender that has signed and released its signature page to this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

4.02      Conditions to all Credit Extensions.  The obligation of each Lender to honor any Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurodollar Rate Loans) is subject to the following conditions precedent:

(a)        The representations and warranties of the Borrower and each other Loan Party contained in ARTICLE V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively.

(b)       (i) No Default or Event of Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof, and (ii) after giving effect to such proposed Credit Extension, the Total Outstandings would not exceed the Aggregate Commitments.

(c)        The Administrative Agent and, if applicable, the L/C Issuer, shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurodollar Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Administrative Agent and the Lenders that:

5.01      Existence, Qualification and Power.  Each Relevant Party (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its organization or formation, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

5.02      Authorization; No Contravention.  The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party have been duly authorized by all necessary company or other organizational action, and do not and will not (a) contravene the terms of any of such Person's Organization Documents; (b) conflict in any material respect with, or result in any material breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law in any material respect.

5.03      Governmental Authorization; Other Consents.  Except for the filing or recording of any deeds of trust, mortgages, financing statements or other instruments necessary for the perfection of the security interests granted in the Collateral pursuant to the Collateral Documents, no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person that has not been obtained or made is necessary or required in connection with (a)  the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof, subject to Permitted Encumbrances) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or, prior to the applicable Collateral Release Date, the remedies in respect of the Collateral pursuant to the Collateral Documents.

5.04      Binding Effect.  This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto.  This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to the effect of any applicable Debtor Relief Laws and subject to, as to enforceability, general principles of equity.

5.05      Financial Statements; No Material Adverse Effect.

(a)        The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted

therein; (ii) fairly present the financial condition of the Borrower and its Restricted Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) disclose, as and to the extent required by GAAP, the indebtedness and other liabilities of the Borrower and its Restricted Subsidiaries as of the date thereof.

(b)       Since December 31, 2016, there has been no event or circumstance, either individually or in the aggregate, that has had or is reasonably expected to have a Material Adverse Effect.

(c)        The consolidated forecasted balance sheet and statements of income and cash flows of the Borrower and its Restricted Subsidiaries most recently delivered pursuant to Section 6.01(c) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower's reasonable estimate of its future financial condition and performance.

5.06      Litigation.  Except as set forth on Schedule 5.06, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower after due and diligent investigation, threatened, at law, in equity, or in arbitration or before any Governmental Authority, by or against the Borrower or any of its Restricted Subsidiaries or against any of their properties or revenues (i) that involve any Loan Document or (ii) that has had or is reasonably be expected to have a Material Adverse Effect.

5.07      No Default.  Neither any Loan Party nor any Restricted Subsidiary thereof is in default under or with respect to, or a party to, any Contractual Obligation that has had or is reasonably expected to have a Material Adverse Effect.  No Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

5.08      Ownership of Property; Liens; Investments.

(a)        Each Loan Party has good record and defensible title to, or valid leasehold interests in, all Real Property and Easements material to the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and subject to Permitted Encumbrances.

(b)       As of the Closing Date, Schedule 5.08(b) sets forth a complete and accurate list of all Real Property owned by and Easements granted in favor of each Loan Party.  Schedule 5.08(b) shows, with respect to all Real Property and each of the Easements set forth therein, the grantor, grantee, instrument date, recording information, the county or other relevant jurisdiction, state and record owner as in effect immediately prior to the Closing Date.  Each Loan Party has defensible title to all material Real Property owned by and Easements granted in favor of such Loan Party, free and clear of all Liens, other than Permitted Encumbrances.  Except to the extent that flood insurance in form and substance satisfactory to the Administrative Agent and otherwise in compliance with the Flood Insurance Laws has been obtained with respect thereto, no Additional Facility that is located on any such Real Property is located in a special flood hazard area as designated by any Governmental Authority.

(c)        As of the Closing Date, Schedule 5.08(c) sets forth a complete and accurate list of all leases of Real Property under which any Loan Party is the lessee, showing as of a recent date the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. To the knowledge of the applicable Loan Party, each material lease of Real Property entered into by such Loan Party is the legal, valid and binding obligation of the lessor thereof, enforceable in accordance with its terms (subject to the effect of any applicable Debtor Relief Laws and subject to, as to enforceability, general principles of equity)

(d)       The Pipeline Systems are covered by recorded or to be recorded Easements in favor of, or are located upon the Real Property owned or leased by, the applicable Relevant Parties (or their predecessors in interest) and their respective successors and assigns, except where the failure of the Pipeline Systems to be so covered, individually or in the aggregate, (i) does not materially detract from the value or the use of any Pipeline System and (ii) could not reasonably be expected to have a Material Adverse Effect.

(e)        The Easements and Real Property held or leased by the applicable Relevant Parties establish a contiguous and continuous right-of-way for the Pipeline Systems and grant the applicable Relevant Parties (or their predecessors in interest) and their respective successors and assigns, the right to construct, operate and maintain the Pipeline Systems in, over, under or across the land covered thereby in accordance with prudent industry practice, except where the failure of such Easements and Real Property to so establish such right-of-way or so grant such rights, individually or in the aggregate, (i) does not materially detract from the value or the use of any Pipeline System and (ii) could not reasonably be expected to have a Material Adverse Effect.

(f)        There is not presently any occurrence of any (i) breach or event of default on the part of the Loan Parties with respect to any Easement, (ii) to the best knowledge of the Loan Parties, breach or event of default on the part of any other party to any Easement, or (iii) event that, with the giving of notice of lapse of time or both, would constitute such breach or event of default on the part of the Loan Parties with respect to any Easement or, to the best knowledge of the Loan Parties, on the part of any other party there to, in each case, to the extent such breach or default, individually or in the aggregate, (A) materially detracts from the value or the use of any Pipeline System and (B) could reasonably be expected to have a Material Adverse Effect.

(g)        The Easements are in full force and effect in all material respects and are valid and enforceable against the parties thereto in accordance with their terms (subject to the effect of any applicable Debtor Relief Laws and subject to, as to enforceability, general principles of equity) and all rental and other payments due thereunder by the Loan Parties, and their predecessors in interest, have been duly paid in accordance with the terms of the Easements, except to the extent that the failure to do so, individually or in the aggregate, (i) does not materially detract from the value or the use of any Pipeline System and (ii) could not reasonably be expected to have a Material Adverse Effect.

(h)       The Pipeline Systems are located within the confines of the Easements and the other Real Property held or leased by the Relevant Parties and do not encroach outside of the Easements and Real Property held or leased by the Relevant Parties upon any adjoining property in any way that, individually or in the aggregate, (i) materially detracts from the value or the use of any Pipeline System and (ii) could reasonably be expected to have a Material Adverse Effect.

5.09      Intellectual Property.  The Borrower and each of the Restricted Subsidiaries own or have obtained valid rights to use all intellectual property, free from any burdensome restrictions, that is necessary for the operation of their respective businesses as currently conducted and as proposed to be conducted except to the extent that the failure to do so, individually or in the aggregate,  could not reasonably be expected to have a Material Adverse Effect. The operation of the respective businesses of the Borrower and each of the Restricted Subsidiaries, as currently conducted and as proposed to be conducted, do not infringe, misappropriate, violate or otherwise conflict with the proprietary rights of any third party have obtained all intellectual property except to the extent the same, individually or in the aggregate,  could not reasonably be expected to have a Material Adverse Effect.

5.10      Environmental Compliance.

(a)        The Loan Parties and their respective Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrower has reasonably concluded that such Environmental Laws and claims are not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect.

(b)       Except for matters that are not reasonably expected to have a Material Adverse Effect: (i) none of the properties currently or formerly owned or operated by any Loan Party is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; (ii) there are no underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or, to the best of the knowledge of the Loan Parties, on any property formerly owned or operated by any Loan Party except in material compliance with Environmental Laws; (iii) there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party; and (iv) Hazardous Materials have not been released, discharged or disposed of by any Loan Party on any property currently or formerly owned or operated by any Loan Party except in material compliance with Environmental Laws.

5.11      Insurance.  The properties of the Borrower and its Restricted Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Restricted Subsidiary operates.

5.12      Taxes.  The Borrower and its Subsidiaries have filed all material Federal, state and other tax returns and reports required to be filed, and have paid all material Federal, state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided to the extent required by GAAP.  There is no proposed tax assessment against the Borrower or any Subsidiary that would, if made, have a Material Adverse Effect.  No Loan Party nor any Restricted Subsidiary thereof is a party to any tax sharing agreement except with other Relevant Parties.

5.13      ERISA Compliance.

(a)        Each Pension Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal or state Laws except to the extent such failure to comply would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(b)       There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Pension Plan that could reasonably be expected to have a Material Adverse Effect.  There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Pension Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c)        (i) No ERISA Event has occurred or is reasonably expected to occur that has resulted or could reasonably be expected to result in a Material Adverse Effect; (ii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA) that has resulted or could reasonably be expected to result in a Material Adverse Effect; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any withdrawal liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect; and (iv) neither the Borrower nor any ERISA Affiliate has engaged in a transaction involving any Pension Plan that could be subject to Section 4069 or 4212(c) of ERISA that has resulted or could reasonably be expected to result in a Material Adverse Effect.

5.14      Subsidiaries; Equity Interests; Loan Parties.  As of the later of the Closing Date or the most-recent date of delivery of a report supplementing Schedule 5.14 delivered pursuant to Section 6.02(h), (a) no Loan Party has any Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.14, each identified as either a  Restricted Subsidiary or an Unrestricted Subsidiary, (b) all of the outstanding Equity Interests in any such Subsidiaries that are owned by any Loan Party have been validly issued and are owned by the Loan Parties in the percentages specified on Part (a) of Schedule 5.14, free and clear of, in the case of any such Restricted Subsidiaries, all Liens except those created under the Collateral Documents and (c) no Loan Party has any equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of Schedule 5.14.  Set forth on Part (c) of Schedule 5.14 is a complete and accurate list of all Loan Parties as of the Closing Date, showing (as to each Loan Party) the jurisdiction of its organization, the address of its principal place of business and its U.S. taxpayer identification number.  The copy of the charter of each Loan Party and each amendment thereto provided pursuant to Section 4.01(a)(vii) is a true and correct copy of each such document as of the Closing Date, each of which is valid and in full force and effect as of the Closing Date.

5.15      Margin Regulations; Investment Company Act.

(a)        The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.  Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of the Borrower only or of the Borrower and its Restricted Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock.

(b)       None of the Borrower or any Subsidiary is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

5.16      Disclosure.  No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Relevant Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any material respect;  provided that, with respect to projected financial information and projected operations of Pipeline Systems and other assets, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time, it being understood that projected results may differ materially from actual results.

5.17      Compliance with Laws.  Each Relevant Party is in compliance in all material respects with the requirements of all Laws applicable to it or to its properties, except in such instances in which (a) such requirement of Law is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

5.18      Solvency.  The Loan Parties, together with their respective Restricted Subsidiaries, on a consolidated basis are Solvent.

5.19      Collateral Documents.  The provisions of the Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties, at all times prior to the applicable Collateral Release Date, a legal, valid and enforceable first priority Lien (subject to Permitted Encumbrances) on all right, title and interest of the respective Loan Parties in the Collateral described therein.

5.20      State and Federal Regulation.

(a)        Each applicable Relevant Party is in compliance with all rules, regulations and orders of all State Pipeline Regulatory Agencies and the FERC applicable to the Pipeline Systems, to the extent that failure to comply therewith could reasonably be expected to have a Material Adverse Effect.

(b)       Without limiting the generality of Section 5.01 of this Agreement, no certificate, license, permit, consent, authorization or order (to the extent not otherwise obtained) is required by any Relevant Party from any Governmental Authority to construct, own, operate and maintain the Pipeline Systems, or to transport, process and/or distribute hydrocarbons under existing contracts and agreements as the Pipeline Systems are presently owned, operated and maintained, to the extent the failure to obtain the same could reasonably be expected to have a Material Adverse Effect.

5.21      Anti-Terrorism Laws; Foreign Corrupt Practices.

(a)        Anti-Terrorism Laws.  No Relevant Party and, to the knowledge of the Relevant Parties, neither Antero Corp nor any of its Subsidiaries, Affiliates, directors, officers, agents representatives or employees, is in violation of any requirement of Law relating to terrorism financing or money laundering (“Anti-Terrorism Laws”), the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (as amended, and including any successor statute, “USA Patriot Act”) of 2001 (Title III of Pub. L. 107-56), The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act”, 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959), the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) and Executive Order 13224 (effective September 24, 2001) (the “Executive Order”) or any Sanctions.  No part of the proceeds of any Loans hereunder or the Letters of Credit issued hereunder will be used directly or indirectly in any manner that would result in the violation of any Anti-Terrorism Law, the USA Patriot Act, the Executive Order or any Sanctions.

(b)       No Relevant Party and to the knowledge of the Relevant Parties, no Affiliate, director, officer, representative, employee, broker or other agent of any Relevant Party acting or benefiting in any capacity in connection with the Loans is a Person that is, or, to the knowledge of the Relevant Entities, is Controlled by a Person that is the target of any Sanctions or is a Sanctioned Person.

(c)        No Relevant Party will, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary,  joint venture partner or other Person:

(i)        to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is a Sanctioned Country or a Sanctioned Person; or

(ii)       in any other manner that will result in a violation of Sanctions by any Person,  including without limitation any Relevant Party.

(d)       No Relevant Party has, in the past five (5) years, engaged in, is not now engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(e)        No Relevant Party and, to the knowledge of the Relevant Parties, no broker or other agent of any Relevant Party acting in any capacity in connection with the Loans (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any person who is the target of Sanctions, (ii) deals in, or otherwise engages in any transaction relating to, any property that is the target of any Sanctions, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

(f)        Foreign Corrupt Practices.  No Relevant Party and, to the knowledge of such Relevant Party, none of Antero Corp or its Subsidiaries, Affiliates, directors, officers, agents representatives or employees is aware of or has taken any action, directly or indirectly, that would result in a material violation by such Persons and Anti-Corruption Laws (including the United States Foreign Corrupt Practices Act of 1977 (as amended, the “FCPA”)), including without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and, such Relevant Party, and to the knowledge of such Relevant Party, its Affiliates (including the Restricted Subsidiaries), have conducted their business in material compliance with any Anti-Corruption Laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

5.22      Status as Senior Debt. The Obligations shall rank pari passu in right of payment with any other senior Indebtedness or securities of the Borrower and shall constitute senior Indebtedness of the Borrower and the other Loan Parties under and as defined in any documentation documenting any junior Indebtedness in right of payment of the Borrower or the other Loan Parties.

5.23      Material Contracts.  Other than as set forth on Schedule 5.23, as of the Closing Date there are no Material Contracts to which the Borrower or any of its Restricted Subsidiaries is a party.

5.24      No Burdensome Restrictions.  No Relevant Party is a party to any agreement or instrument or subject to any restriction in its organizational documents that will have the effect of prohibiting or restraining, or will impose adverse conditions upon, any of the lending transactions contemplated under the Loan Documents or (except as permitted by Section 7.09) the payment of dividends or the making of any guarantees by any Restricted Subsidiary to or in support of the Borrower.  The Borrower does not presently anticipate that future expenditures of the Relevant Parties needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect.

5.25      Transmitting Utility Status. Except as identified to the Administrative Agent in writing, each of the Loan Parties is a “transmitting utility” as defined in Section 9-102(a)(80) of the New York Uniform Commercial Code.

5.26      Labor Matters.  There are no strikes pending or threatened against the Borrower or any of its Restricted Subsidiaries or to the knowledge of the Borrower, their Affiliates that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.  The hours worked and payments made to employees of the Borrower and its Restricted Subsidiaries (and to the knowledge of the Borrower, employees of their Affiliates to the extent such employees provide services to the Borrower and its Restricted Subsidiaries) have not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters in a manner that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

ARTICLE VI

AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made) shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent, the Swingline Lender and the L/C Issuer shall have been made), the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01,  6.02,  6.03 and 6.11) cause each Restricted Subsidiary to:

6.01      Financial Statements.  Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent (and not objected to by the Required Lenders):

(a)        as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries and, if different, the Borrower and the Restricted Subsidiaries, in each case as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in stockholders' equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year (or in lieu of such audited financial statements of the Borrower and the Restricted Subsidiaries, a detailed reconciliation, reflecting such financial information for the Borrower and the Restricted Subsidiaries, on the one hand, and the Borrower and the Subsidiaries, on the other hand, reflecting adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements), all (except with respect to such reconciliation) in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of KPMG LLP or an independent certified public accountant of nationally recognized standing reasonably acceptable to the Administrative Agent (and not objected to by the Required Lenders), which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any "going concern" or like qualification or exception or any qualification or exception as to the scope of such audit;

(b)       as soon as available, but in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries and, if different, the Borrower and the Restricted Subsidiaries, in each case as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in stockholders' equity, and cash flows for such fiscal quarter and for the portion of the Borrower's fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year (or in lieu of such financial statements of the Borrower and the Restricted Subsidiaries, a detailed reconciliation, reflecting such financial information for the Borrower and the Restricted Subsidiaries, on the one hand, and the Borrower and the Subsidiaries, on the other hand, reflecting adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements), all (except with respect to such reconciliation) in reasonable detail, certified by a Responsible Officer of the Borrower as fairly presenting the financial condition, results of operations, stockholders' equity and cash flows of the Borrower and its Restricted Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

(c)        as soon as available, but in any event within 60 days after the end of each fiscal year of the Borrower, an annual business plan and budget of the Borrower and its Restricted Subsidiaries on a consolidated basis, including forecasts prepared by management of the Borrower, in form and detail reasonably satisfactory to the Administrative Agent (and not objected to by the Required Lenders), of consolidated balance sheets and statements of income or operations and cash flows of the Borrower and its Restricted Subsidiaries on a quarterly basis for the immediately following fiscal year.

As to any information contained in materials furnished pursuant to Section 6.02(c), the Borrower shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein.

6.02      Certificates; Other Information.  Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent (and not objected to by the Required Lenders):

(a)        (i) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b),  a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower, which, for the avoidance of doubt, shall include the calculation of the Consolidated Total Leverage Ratio and, if applicable, the Consolidated Interest Coverage Ratio and the Consolidated Senior Secured Leverage Ratio for each period covered thereby after the Closing Date, a copy of a discussion of budgeted versus actual results with respect to such financial statements, prior to the applicable Collateral Release Date, a certification that the Mortgage Requirement is then satisfied, and reports of the throughput with respect to each of the Pipeline Systems and (ii) concurrently with the delivery of the financial statements referred to in Section 6.01(a), an updated Perfection Certificate;

(b)       promptly after any request by the Administrative Agent, or any Lender through the Administrative Agent, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by independent accountants in connection with the accounts or books of any Loan Party or any audit of any of them;

(c)        promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(d)       promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party (other than (i) with respect to any Indebtedness permitted under Section 7.02(a)(v) or (ii) during an Investment Grade Period, Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for equipment or other fixed or capital assets) pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02;

(e)        promptly, and in any event within five Business Days after receipt thereof by any Loan Party, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party;

(f)        not later than five Business Days after receipt thereof by any Loan Party, copies of all notices of default, demands, amendments, waivers and other modifications so received under or pursuant to any instrument, indenture, loan or credit or similar agreement and, from time to time upon request by the Administrative Agent, such information and reports regarding such instruments, indentures and loan and credit and similar agreements as the Administrative Agent may reasonably request;

(g)        promptly after the assertion or occurrence thereof, notice of any action or proceeding against or of any knowledge of the Borrower of any noncompliance by any Loan Party with any Environmental Law or Environmental Permit that could (i) reasonably be expected to have a Material Adverse Effect or (ii) cause any Pipeline System or other material asset described in the Mortgages to be subject to any material restrictions on use in the Loan Parties' businesses under any Environmental Law;

(h)       as soon as available, but in any event within 30 days after each September 30 and March 31, beginning with March 31, 2018, (i) a report supplementing Schedules 5.08(b) and 5.08(c), including an identification of all owned and leased Real Property and Easements disposed of by any Loan Party during such fiscal year, a list and description (including the relevant information described in Section 5.08) of all Real Property or Easements acquired or leased during such fiscal year and a description of such other changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete and (ii) a report supplementing Schedules 5.14 and 7.03(f) containing a description of all changes in the information included in such Schedules as may be necessary for such Schedules to be accurate and complete, each such report to be signed by a Responsible Officer of the Borrower and to be in a form reasonably satisfactory to the Administrative Agent;

(i)        promptly, and in any event within 45 days after the end of each year, a report of all new Material Contracts executed during such year and all Material Contracts that expired or were terminated during such year;

(j)        within thirty (30) days (or such later date as the Administrative Agent may agree in its sole discretion) after consummation of a Material Acquisition, deliver an updated Perfection Certificate to the Administrative Agent and the Lenders, in substance reasonably satisfactory to the Administrative Agent; and

(k)       promptly, such additional information regarding the business, financial, legal or corporate affairs of any Relevant Party, or compliance with the terms of the Loan Documents, as the Administrative Agent, or the Required Lenders through the Administrative Agent, may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01 or Section 6.02 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date

(i) on which the Borrower emails such documents to the Administrative Agent or the Lenders, as applicable, or posts such documents or provides a link thereto on the Borrower's website on the Internet at the website address listed on Schedule 10.02; (ii) on which such documents are posted on the Borrower's behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent), or (iii) on which such documents are filed of record with the SEC; provided that (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies and (ii) other than with respect to regularly scheduled periodic reporting of financial information, the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents.  Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(a) to the Administrative Agent.  Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Borrower hereby acknowledges that (a) the Administrative Agent and/or WFS will make available to the Lenders, the Swingline Lender and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, "Borrower Materials") by posting the Borrower Materials on IntraLinks or another similar electronic system (the "Platform") and (b) certain of the Lenders (each, a "Public Lender") may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons' securities.  The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (x) by marking Borrower Materials "PUBLIC," the Borrower shall be deemed to have authorized the Administrative Agent, WFS, the Swingline Lender, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided,  however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked "PUBLIC" are permitted to be made available through a portion of the Platform designated "Public Side Information;" and (z) the Administrative Agent and WFS shall be entitled to treat any Borrower Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not designated "Public Side Information."  Notwithstanding the foregoing, the Borrower shall be under no Obligation to mark any Borrower Materials "PUBLIC".

6.03      Notices.  Promptly notify the Administrative Agent and each Lender:

(a)        of the occurrence of any Default;

(b)       of any matter that has resulted or is reasonably expected to result in a Material Adverse Effect;

(c)        of the occurrence of any material force majeure or casualty event or the damage, loss or destruction of a material portion of the Collateral;

(d)       of any amendment, waiver or other modification made to, or delivery of any notice of default or termination or assignment of, any Material Contract except for (i) termination upon expiration in accordance with the terms thereof and (ii) immaterial amendments, waivers or other modifications that are purely administrative in nature;

(e)        of the occurrence of any ERISA Event that could reasonably be expected to result in a liability to the Borrower in excess of the Threshold Amount;

(f)        of any material change in accounting policies or financial reporting practices by any Loan Party, including any determination by the Borrower referred to in Section 2.09(b);

(g)        of the (i) occurrence of any Asset Sale for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.04(b)(i), (ii) incurrence or issuance of any Indebtedness for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.04(b)(ii), and (iii) receipt of any Extraordinary Receipt for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.04(b)(iii);

(h)       any form of material notice, summons, citation, proceeding or order received from the FERC or any State Pipeline Regulatory Agency or any other Governmental Authority concerning the regulation of any material portion of the Pipeline Systems; and

(i)        of the occurrence of any environmental event resulting in Environmental Liability to the Borrower or any of its Subsidiaries in excess of $5,000,000 and, in connection therewith, upon the Administrative Agent's request, provide such environmental reports as are reasonably acceptable to the Administrative Agent.

Each notice pursuant to Section 6.03 (other than Section 6.03(g) or (h)) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.  Each notice pursuant to Section 6.03(a) shall describe with particularity the provisions of this Agreement and any other Loan Document that have been breached.

6.04      Payment of Obligations.  Pay and discharge as the same shall become due and payable, or otherwise in accordance with normal practices for the payment of trade liabilities, all its material obligations and liabilities, including (a) all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves as required by GAAP are being maintained by the Borrower or such Restricted Subsidiary; (b) all material lawful claims which, if unpaid, would by law become a Lien upon its property; and (c) all material Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement applicable to such Indebtedness.

6.05      Preservation of Existence, Etc.  (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05;  (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

6.06      Maintenance of Properties.  (a) Maintain, preserve and protect all of its material properties and equipment (including, without limitation, all material properties and equipment included in the Pipeline Systems) necessary in the operation of its business in good working order and condition, ordinary wear and tear and damage by casualty excepted, subject to the Borrower’s repair and restoration obligations set forth in the Loan Documents; (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; (c) use the standard of care typical in the midstream industry in the operation and maintenance of its facilities; and (d)(i) maintain or cause the maintenance of the Easements for the Pipeline Systems and the other Real Property associated therewith, which individually and in the aggregate, could, if not maintained, reasonably be expected to have a Material Adverse Effect; (ii) subject to the Permitted Encumbrances, maintain the Pipeline Systems within the confines of the descriptions contained in the Easements without material encroachment upon any adjoining property; (iii) maintain such rights of ingress and egress necessary to permit the applicable Loan Parties to inspect, operate, repair and maintain the Pipeline Systems, the Easements and the other Real Property associated therewith to the extent that the failure to maintain such rights, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect and provided that the applicable Loan Parties may hire third parties to perform these functions; and (iv) maintain all material agreements, licenses, permits and other rights required for any of the foregoing described in clauses (i),  (ii) and (iii) of this Section 6.06(d) in full force and effect in accordance with their terms, timely make any payments due thereunder, and prevent any default thereunder that could result in a termination or loss thereof, expect any such failure to pay or default that could not reasonably, individually or in the aggregate, be expected to cause a Material Adverse Effect.

6.07      Maintenance of Insurance.  Maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, including physical hazard insurance on an “all-risk” basis of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and providing (for so long as such provision is commercially available, provided that, if not so available, the Borrower has notified the Administrative Agent thereof) for not less than 30 days' prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance. At all times prior to the applicable Collateral Release Date, the Administrative Agent, on behalf of the Lenders, shall be included as an additional insured or loss payee, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Loan Parties that constitute Collateral.  With respect to each portion of Mortgaged Property on which any Additional Facility is located, the Borrower shall, and shall cause each Restricted Subsidiaries to, obtain flood insurance in such total amount as the Administrative Agent or the Required Lenders may from time to time require, to the extent such flood insurance coverage is available, if at any time the area in which any such Additional Facility is located is designated as a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), and otherwise comply with the Flood Insurance Laws. In addition, to the extent the Borrower or any Restricted Subsidiary fails to obtain or maintain satisfactory flood insurance required pursuant to the preceding sentence with respect to any relevant property, the Administrative Agent shall be permitted, in its sole discretion, and, at the direction of the Required Lenders, shall obtain forced placed insurance at the Borrower’s expense to ensure compliance with any applicable Flood Insurance Laws.

6.08      Compliance with Laws.  Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, including all rules, regulations and orders of all State Pipeline Regulatory Agencies and the FERC to the extent applicable, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

6.09      Books and Records.  (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Restricted Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Restricted Subsidiary, as the case may be.

6.10      Inspection Rights.  Permit representatives and independent contractors of the Administrative Agent (or, when an Event of Default exists, the Administrative Agent and one Lender selected by the Required Lenders) to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided,  however, that when an Event of Default exists the Administrative Agent and one Lender selected by the Required Lenders (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

6.11      Use of Proceeds.  Use the proceeds of the Credit Extensions for the payment of Transaction Expenses, working capital (including the issuance of Letters of Credit), acquisitions, capital expenditures and other general business purposes not in contravention of any Law or of any Loan Document.  The Borrower shall  refrain from requesting any Loans,  Letters of Credit or other extension of credit hereunder, and the Borrower shall not use, and shall ensure that its Restricted Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of the Loans, the issuance of Letters of Credit or the proceeds of any other extensions of credit hereunder (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws,  (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

6.12      Additional Subsidiaries; Additional Security.

(a)        Upon the formation or acquisition of any new direct or indirect Subsidiary by any Relevant Party, then the Borrower shall, at the Borrower's expense:

(i)        within 30 days (or such longer period as permitted by the Administrative Agent in its sole discretion) after such formation or acquisition of such Subsidiary (other than an Unrestricted Subsidiary), cause such Subsidiary to duly execute and deliver to the Administrative Agent (A) if the applicable Collateral Release Date has not then occurred, a Joinder Agreement and other Collateral Documents, as reasonably specified by and in form and substance reasonably satisfactory to the Administrative Agent Guaranteeing the Borrower’s obligations under the Loan Documents and securing payment of all the Obligations of such Subsidiary under the Loan Documents and (B), if the applicable Collateral Release Date has then occurred, a Guaranty in form and substance reasonably satisfactory to the Administrative Agent, Guaranteeing the Obligations under the Loan Documents;

(ii)       within 30 days (or such longer period as permitted by the Administrative Agent in its sole discretion) after such formation or acquisition of such Subsidiary, if the applicable Collateral Release Date has not then occurred, take such actions, or cause the applicable Loan Party to take such actions, as may be necessary to ensure a valid first priority perfected Lien over 100% of the Equity Interests of such Subsidiary (unless such Equity Interests are Excluded Assets) held by the Borrower or the applicable Loan Party; and

(iii)      within 30 days (or such longer period as permitted by the Administrative Agent in its sole discretion) after such formation or acquisition, deliver to the

Administrative Agent, upon the request of the Administrative Agent in its reasonable discretion, a signed copy of a favorable opinion of counsel for the Loan Parties acceptable to the Administrative Agent relating to such Guaranty, Joinder Agreement and Collateral Documents as the Administrative Agent may reasonably request.

(b)       If the applicable Collateral Release Date has not occurred, at any time upon the request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may reasonably deem necessary or desirable in order to perfect, protect, and preserve the Liens of the Collateral Documents.

(c)        To the extent that the Administrative Agent determines, in its sole discretion, that any Building that is located on Real Property that is subject to (or is intended to be subject to) a Mortgage is material, upon the request of the Administrative Agent, (i) promptly provide the Administrative Agent (for distribution to the Lenders) such information as the Administrative Agent (on behalf of itself or any Lender) may reasonably request in order for the Administrative Agent (or such Lender) to obtain a standard life of loan flood hazard determination form for such property and otherwise confirm compliance with the Flood Insurance Laws and (ii) subject to compliance with Section 6.18, execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may reasonably deem necessary or desirable in order to grant a Lien on such Building (which may include supplementing existing Collateral Documents) and/or perfect, protect, and preserve a Lien on such Building.

(d)       If the applicable Collateral Release Date has not occurred, to the extent the Borrower or any Subsidiary (other than any Unrestricted Subsidiary) (i) acquires any properties within thirty (30) days of such acquisition (or such longer period as permitted by the Administrative Agent in its sole discretion) or (ii) cannot provide the certification that the Mortgage Requirement is then satisfied as contemplated by Section 6.02(a)(i) promptly, execute and deliver any and all instruments and documents necessary to grant Liens in such assets to the Administrative Agent for the benefit of the Secured Parties to the extent necessary to satisfy the Mortgage Requirement and take such other actions as the Administrative Agent may reasonably deem necessary or desirable in order to perfect, protect and preserve such Liens required herein.  In connection with the delivery of any Mortgages to the Administrative Agent as required under this Agreement, as promptly as practicable after the reasonable request of the Administrative Agent, deliver to the Administrative Agent Real Property title reports, engineering and environmental assessment reports and opinions of counsel to the Loan Parties, each in scope, form and substance reasonably satisfactory to Administrative Agent.

(e)        Within 60 days (or such longer period as permitted by the Administrative Agent in its sole discretion,  it being understood that such 60-day period shall be extended to permit compliance with Section 6.18) of the Borrower’s delivery to the Administrative Agent of a certificate of a Responsible Officer providing notice of its election to exit an Investment Grade Period pursuant to “Investment Grade Period”, the Borrower shall, and shall cause each

Subsidiary (other than an Unrestricted Subsidiary) to, at the Borrower’s expense, duly execute and deliver to the Administrative Agent:

(i)        the Security Agreement (as requested by, and in form and substance satisfactory to, the Administrative Agent), Guaranteeing the Borrower’s obligations under the Loan Documents and securing payment of all the Obligations under the Loan Documents, together with:

(A)       the certificates, if any, representing pledged Equity Interests referred to therein accompanied by undated stock powers executed in blank and the instruments, if any, evidencing pledged Indebtedness indorsed in blank;

(B)       proper financing statements (including transmitting utility financing statements, as appropriate), or amendments thereto, in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement, covering the Collateral described in the Security Agreement;

(C)       completed requests for information, dated on or before the date of such Security Agreement, listing all effective financing statements filed in the jurisdictions referred to in clause (B) above that name any Loan Party as debtor, together with copies of such other financing statements;

(D)       the control agreements (as requested by and in form and substance satisfactory to, the Administrative Agent) as referred to in the Security Agreement and duly executed by the appropriate parties; and

(E)       evidence that all other action that (i) the Administrative Agent may deem necessary or desirable has been taken to grant a legal, valid and enforceable first priority Lien (subject to Permitted Encumbrances) on all right, title and interest of the respective Loan Parties in Collateral of substantially the same scope (mutatis mutandis to give effect to changes in property) as the Collateral immediately prior to the most recent Investment Grade Period and (ii) the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Security Agreement has been taken (including receipt of duly executed payoff letters and UCC-3 termination statements, if applicable);

(ii)       Mortgages (as requested by, and in form and substance satisfactory to, the Administrative Agent) covering all Real Property and Easements of the Loan Parties to the extent required to satisfy the Mortgage Requirement, duly executed, acknowledged and delivered by the appropriate Loan Parties and in the form of Exhibit H (or as may otherwise be mutually agreed between the Borrower and the Administrative Agent);

(iii)      intellectual property security agreements (as requested by and in form and substance satisfactory to, the Administrative Agent), duly executed, acknowledged and delivered by the appropriate Loan Parties and in form suitable for filing or recording with the United States Copyright Office or the United States Patent and Trademark Office, as applicable, in order to create a valid first and subsisting Lien (subject to Permitted Encumbrances) on the intellectual property described therein in favor of the Administrative Agent for the benefit of the Secured Parties;

(iv)      such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(v)       upon the request of the Administrative Agent in its reasonable discretion, a signed copy of a favorable opinion of counsel for the Loan Parties acceptable to the Administrative Agent relating to such Collateral Documents as the Administrative Agent may reasonably request;

(vi)      one or more certificates attesting to the Solvency of the Loan Parties on a consolidated basis, from the Borrower's chief financial officer; and

(vii)      a  duly executed and completed Perfection Certificate, in substance reasonably satisfactory to the Administrative Agent; and

(f)        Notwithstanding the foregoing, the assets required to be pledged to the Administrative Agent under this Section need not include Excluded Assets.

6.13      Compliance with Environmental Laws.  To the extent that failure to do so could reasonably be expected to have a Material Adverse Effect: comply with all applicable Environmental Laws and Environmental Permits, obtain and renew all Environmental Permits necessary for its operations and properties, and conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided,  however, that neither the Borrower nor any of its Restricted Subsidiaries shall be required to so comply, obtain, renew, conduct, or undertake to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances to the extent required by GAAP.

6.14      Further Assurances.  Promptly upon reasonable request by (a) the Administrative Agent, or the Required Lenders through the Administrative Agent, correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof and (b) the Administrative Agent, or the Required Lenders through the

Administrative Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or the Required Lenders through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) prior to the applicable Collateral Release Date, to the fullest extent permitted by applicable law, subject any Loan Party's properties, assets, rights or interests (other than Excluded Assets) to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) prior to the applicable Collateral Release Date, perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party is or is to be a party, and cause each of its Restricted Subsidiaries to do so.

6.15      Compliance with Terms of Leaseholds.  Make all payments and otherwise perform all obligations in respect of all leases of Real Property and Easements to which the Borrower or any of its Restricted Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Restricted Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.

6.16      Material Contracts.  Perform and observe in all material respects all of the terms and provisions of each Material Contract to be performed or observed by it within any grace period applicable thereto and, in accordance with prudent business practices, enforce its rights under each Material Contract, except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect

6.17      Unrestricted Subsidiaries.  (a) The Borrower may at any time designate, by a certificate executed by a Responsible Officer of the Borrower, any Restricted Subsidiary as an Unrestricted Subsidiary; provided that (i) immediately before and after such designation, no Default or Event of Default shall have occurred and be continuing, (ii) the Borrower is in pro forma compliance with the financial covenants set forth in Section 7.11 immediately after giving effect to such designation as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.01(a) or (b) and (iii) after giving effect to such designation, (A) such Unrestricted Subsidiary shall have no Indebtedness other than Non-Recourse Debt, (B) neither the Borrower nor any Restricted Subsidiary will have any direct or indirect obligation for any obligation or liability of such Unrestricted Subsidiary and (C) neither the Borrower nor any Restricted Subsidiary will be required to maintain or preserve such Unrestricted Subsidiary’s financial condition or cause such Unrestricted Subsidiary to achieve any specified level of operating results, (iv) such Unrestricted Subsidiary does not own, directly or indirectly, any Equity Interests of the Borrower or any Restricted Subsidiary, (v) no Subsidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for the purpose of any Indebtedness of the Borrower or its Restricted Subsidiaries and (vi) the total assets of all Unrestricted Subsidiaries  shall be less than 10% of Consolidated Total Assets immediately after giving effect to such designation.  The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower or the relevant Restricted Subsidiary (as applicable) therein at the date of designation in an amount equal to the fair market value of all such Person’s outstanding Investment therein.

(b)       The Borrower may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation will be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of any outstanding Indebtedness of such Unrestricted Subsidiary and an incurrence of Liens by a Restricted Subsidiary on the property of such Unrestricted Subsidiary, and such designation will only be permitted if (i) such Indebtedness is permitted under Section 7.02 and such Liens are permitted under Section 7.01, (ii) no Default or Event of Default would be in existence immediately following such designation, (iii) all representations and warranties herein will be true and correct in all material respects as if remade at the time of such designation, except to the extent such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, (iv) the Borrower is in pro forma compliance with the financial covenants set forth in Section 7.11 immediately after giving effect to such designation as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.01(a) or (b), and (v) such Subsidiary becomes a Loan Party to the extent required by Section 6.12.

6.18      Flood Insurance Laws. To the extent any Mortgaged Property is subject to the provisions of the Flood Insurance Laws (as defined below), (a) (i) concurrently with the delivery of any Mortgage in favor of the Administrative Agent in connection therewith, and (ii) at any other time if necessary for compliance with applicable Flood Insurance Laws, provide the Administrative Agent with a standard flood hazard determination form for such Mortgaged Property and (b) if any Additional Facility is located in an area designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such reasonable total amount as the Administrative Agent may from time to time reasonably require, and otherwise to ensure compliance with the Flood Insurance Laws (and, in any event, in an amount not less than that required by the Flood Insurance Laws). In addition, to the extent the Borrower and the Loan Parties fail to obtain or maintain satisfactory flood insurance required pursuant to the preceding sentence with respect to any Mortgaged Property, the Administrative Agent shall be permitted, in its sole discretion, to obtain forced placed insurance at the Borrower’s expense to ensure compliance with any applicable Flood Insurance Laws. Notwithstanding anything to the contrary, to the extent any Mortgaged Property is subject to the provisions of the Flood Insurance Laws, the Administrative Agent shall provide the Lenders prior to the execution of a Mortgage relative to such Mortgaged Property with a standard life of loan flood hazard determination form for such Mortgaged Property, and, if such Mortgaged Property is in a special flood hazard area, an acknowledged Borrower notice and a policy of flood insurance in compliance with Flood Insurance Laws. To the extent any Mortgaged Property is subject to the provisions of the Flood Insurance Laws, upon the earlier of (i) twenty (20) Business Days from the date the information required by the immediately preceding sentence is provided to the Lenders and (ii) notice from each Lender that such Lender has completed all necessary diligence, the Administrative Agent may permit execution and delivery of the applicable Mortgage in favor of the Administrative Agent. For the purposes hereof, “Flood Insurance Laws” shall mean, collectively (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto and (iv) the Flood Insurance Reform Act of 2004 and the Biggert-Waters Flood Insurance Reform Act of 2012, as now or hereafter in effect or any successor statute thereto, in each case, together with all statutory and regulatory provisions consolidating, amending, replacing, supplementing, implementing or interpreting any of the foregoing, as amended or modified from time to time.

6.19      Post-Closing Covenant.  Within thirty (30) days (or such later date as the Administrative Agent may agree in its sole discretion) after the Closing Date, deliver to the Administrative Agent such Mortgages and any amendments, supplements and modifications to existing Mortgages as requested by the Administrative Agent with respect to the Mortgaged Property in Washington County, Pennsylvania, acknowledged and delivered by the appropriate Loan Parties, together with a favorable opinion of counsel to the Loan Parties (which counsel shall be reasonably acceptable to the Administrative Agent) in Pennsylvania, addressed to the Administrative Agent and each Lender.

ARTICLE VII

NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made) shall remain unpaid or unsatisfied, or any Letter of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent, the Swingline Lender and the L/C Issuer shall have been made) shall remain outstanding, the Borrower shall not, nor shall it permit any Restricted Subsidiary to, directly or indirectly:

7.01      Liens.  Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following (collectively, the "Permitted Encumbrances"):

(a)        Liens pursuant to any Loan Document;

(b)       Liens for taxes not yet delinquent or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person to the extent required by GAAP;

(c)        carriers', warehousemen's, mechanics', materialmen's, repairmen's, vendor's, landlords' and other like Liens arising in the ordinary course of business, securing obligations which are not past due for more than 90 days after the date on which such obligations became due, unless being contested in good faith by appropriate proceedings and for which any reserves required by GAAP are maintained;

(d)       pledges or deposits in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(e)        pledges or deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(f)        easements, rights-of-way, restrictions (including zoning restrictions), covenants, licenses, encroachments, protrusions and other similar encumbrances, and minor title deficiencies on or with respect to any Real Property, any Easements or any Pipeline Systems which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; and for purposes hereof, minor title deficiencies shall include, but not be limited to, minor defects in the chain of title, terms, conditions, exceptions, limitations, easements, servitudes, permits, surface leases and other similar rights in respect of surface operations, flood control, air rights, water rights, rights of others with respect to navigable waters, sewage and drainage rights and easements for pipelines, alleys, highways, telephone lines, power lines, railways and other easements and rights-of-way on, over or in respect of any of the properties of the Borrower or any of its Subsidiaries that are customarily granted in the midstream industry, provided,  however, that such deficiencies do not have, individually or in the aggregate, a Material Adverse Effect;

(g)        Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);

(h)       Liens (and financing statements associated therewith) securing Indebtedness permitted under Section 7.02(a)(v);  provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, improvements and accessions to such property, insurance for such property, and the proceeds of the foregoing, and (ii) the principal amount of the Indebtedness secured thereby does not exceed the costs of acquiring such property;

(i)        with respect to Easements and leases of Real Property, Liens securing indebtedness of the owner(s) or master tenant(s) of the underlying real property, provided, that the foreclosure of any such Liens would not extinguish or terminate such Easements and leases of Real Property;

(j)        rights reserved to or vested in any Governmental Authority by the terms of any right, power, franchise, grant, license or permit, or by any provision of Law, to revoke or terminate any such right, power, franchise, grant, license or permit or to condemn or acquire by eminent domain or similar process;

(k)       rights reserved to or vested by Law in any Governmental Authority to in any manner, control or regulate in any manner any of the properties of the Borrower or any of its Restricted Subsidiaries or the use thereof or the rights and interest of the Borrower or any of its Restricted Subsidiaries therein, in any manner and under any and all Laws;

(l)        Liens of a collecting bank arising in the ordinary course of business under Section 4-208 of the Uniform Commercial Code in effect in the relevant jurisdiction covering only the items being collected upon;

(m)      any interest or title of a lessor under any lease entered into by the Borrower or a Restricted Subsidiary, including without limitation under any Sale Leaseback Transactions, and covering only the assets so leased;

(n)       the filing of UCC financing statements solely as a precautionary measure in connection with operating leases, consignment of goods or other similar transactions;

(o)       Liens solely in favor of the other owner of Equity Interests in a Joint Venture on the Equity Interests of such Joint Venture owned by the Borrower or a Restricted Subsidiary to secure Indebtedness permitted under Section 7.02(a)(xii) or to secure equity commitments of the Borrower or a Restricted Subsidiary pursuant to Joint Venture Agreements, stockholder agreements or other similar bona fide agreement with respect to such Joint Venture;

(p)       any Liens constituting earnest money deposits made by the Borrower or any Restricted Subsidiary in connection with any letter of intent or purchase agreement with respect to any Investment or acquisition permitted hereunder which are customary in amount for transactions of the type; and

(q)       during an Investment Grade Period, Liens securing any Priority Debt permitted under Section 7.02(b).

provided, that (a) nothing in this Section 7.01 shall in and of itself constitute or be deemed to constitute an agreement or acknowledgment by the Administrative Agent or any Lender with any third party that any Indebtedness subject to or secured by any Lien, right or other interest permitted under the subsections above ranks in priority to any Obligation and (b) notwithstanding anything herein to the contrary, no Lien shall be granted on Equity Interests owned by the Borrower or any Restricted Subsidiary, other than inchoate Liens arising by operation of law permitted by this Section 7.01.

7.02      Indebtedness.

(a)        During any period that is not an Investment Grade Period, create, incur, assume or suffer to exist any Indebtedness, except:

(i)        Indebtedness among Loan Parties or otherwise permitted pursuant to Section 7.03(c);

(ii)       Indebtedness under the Loan Documents;

(iii)      Indebtedness outstanding on the date hereof and listed on Schedule 7.02 and any refinancings, refundings, renewals or extensions thereof; provided that the principal amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension; and provided,  further, that the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate;

(iv)      Guarantees by any Loan Party of obligations of any other Loan Party that is otherwise permitted hereunder;

(v)       Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for equipment or other fixed or capital assets within the limitations set forth in Section 7.01(h);  provided,  however, that the aggregate Attributable Indebtedness (or to the extent Attributable Indebtedness is not applicable, the aggregate principal amount) of all such Indebtedness at any one time outstanding shall not exceed $50,000,000;

(vi)      unsecured Indebtedness issued by the Borrower and/or Finance Co; provided,  however, that, the incurrence thereof is subject to the following conditions:  (i) the maturity date of any such Indebtedness shall be no earlier than the date that is six months after the Maturity Date, (ii) the documentation governing such Indebtedness shall not require any scheduled amortization prior to its maturity date, (iii) the terms and conditions of such Indebtedness, taken as a whole, shall be no more restrictive than the terms and conditions of this Agreement, (iv) the Borrower shall be in compliance with the financial covenants set forth in Section 7.11 after giving pro forma effect to such incurrence, as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.01(a) or (b), (v) no Subsidiary that is not a Loan Party shall guarantee such Indebtedness, (vi) if such Indebtedness is subordinated, such Indebtedness shall have subordination terms customary for high yield subordinated Indebtedness and (vii) no Default or Event of Default shall have occurred and be continuing after giving effect to the issuance of such Indebtedness; and

(vii)      Indebtedness incurred from the issuance of preferred Equity Interests so long as such Indebtedness is on terms and conditions reasonably acceptable to the Administrative Agent;

(viii)      other unsecured Indebtedness in an aggregate principal amount at the time of incurrence thereof not to exceed 10% of Consolidated Net Tangible Assets;

(ix)      Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business;

(x)       Indebtedness in respect of surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(xi)      Indebtedness incurred in the ordinary course of business that is owed to any Person with respect to premiums payable for property, casualty or liability insurance for any Relevant Party, so long as such Indebtedness shall not be in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance;

(xii)      Indebtedness in an aggregate principal amount not to exceed $100,000,000 consisting of a Guarantee by the Borrower or any Restricted Subsidiary in favor of any other owner of Equity Interests in a Joint Venture; and

(xiii)      unsecured Indebtedness of any Person existing at the time such Person becomes a Restricted Subsidiary of the Borrower or consolidates or merges with the Borrower or any Restricted Subsidiary (including in connection with a permitted acquisition) so long as (i) such Indebtedness was not incurred in contemplation of such Person becoming a Restricted Subsidiary or of such merger or consolidation and (ii) the Borrower shall be in pro forma compliance with the financial covenants set forth in Section 7.11 after giving effect to the assumption of such Indebtedness as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.01(a) or (b).

(b)       During an Investment Grade Period, it will not, and will not permit any of its Restricted Subsidiaries to, create, incur, assume or permit to exist any Priority Debt at one time outstanding in an aggregate principal amount exceeding 15% of Consolidated Net Tangible Assets.

7.03      Investments.  Make or hold any Investments, except:

(a)        Investments held by the Borrower and its Restricted Subsidiaries in the form of Cash Equivalents;

(b)       advances to officers, directors and employees of the Borrower and Restricted Subsidiaries in an aggregate amount not to exceed $500,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

(c)        Investments by the Borrower and its Restricted Subsidiaries in Loan Parties;

(d)       Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(e)        Guarantees permitted by Section 7.02;

(f)        other Investments existing on the date hereof and set forth on Schedule 7.03(f);

(g)        the purchase or other acquisition of all of the Equity Interests in, or all or any material portion of the property of, any Person that, upon the consummation thereof, in the case of the purchase or other acquisition of all of the Equity Interests in such Person, will become a direct or indirect Restricted Subsidiary of the Borrower (including as a result of a merger or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.03(g):

(i)        any such newly-created or acquired Restricted Subsidiary shall comply with the requirements of Section 6.12;

(ii)       the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall not cause the Borrower to be in violation of Section 7.07;

(iii)      (A) immediately before and immediately after giving pro forma effect to any such purchase or other acquisition, no Default shall have occurred and be continuing and (B) immediately after giving effect to such purchase or other acquisition, the Borrower and its Restricted Subsidiaries shall be in pro forma compliance with all of the covenants set forth in Section 7.11, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase or other acquisition had been consummated as of the first day of the Measurement Period covered thereby;

(iv)      such purchase or other acquisition shall be consummated on a non-hostile basis;

(v)       promptly after the consummation of any such purchase or other acquisition, the Borrower shall deliver to the Administrative Agent a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in this clause (g) have been satisfied;  and

(h)       Investments in Joint Ventures  so long as (i) the aggregate amount invested pursuant to this Section 7.03(h) (determined without regard to any write-downs or write-offs of such Investments) does not exceed $2,000,000,000 with any return of capital in cash by any such Joint Venture to a Credit Party deemed to increase availability under such basket on a dollar for dollar basis (but not to exceed $2,000,000,000) in the aggregate during the term of the Aggregate Commitments, tested upon the making of such Investment, (ii) after giving pro forma effect to such Investment, the Borrower is in compliance with the financial covenants set forth in Section 7.11 as of the last day of the most recent fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.01(a) or (b) and (iii) no Default or Event of Default has occurred and is continuing at such time;

(i)        [reserved];

(j)        [reserved]; and

(k)       other Investments not exceeding $25,000,000 in the aggregate in any fiscal year of the Borrower.

7.04      Fundamental Changes.  Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom:

(a)        any Loan Party may merge or consolidate with one or more Loan Parties; provided that if the Borrower is a party to such merger or consolidation, it shall be the continuing or surviving Person;

(b)       any Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Loan Party; and

(c)        each of the Borrower and any of its Restricted Subsidiaries may merge into or consolidate with any Person other than the Borrower or any of its Subsidiaries; provided,  however, that in each case, such transaction is otherwise permitted by the Loan Documents and immediately after giving effect thereto (i) in the case of any such merger or consolidation to which the Borrower is a party, the Borrower is the surviving Person and (ii) in the case of any other merger to which any Relevant Party (other than the Borrower) is a party, such Relevant Party is the surviving Person.

7.05     Dispositions.  Make any Disposition or enter into any agreement to make any Disposition, except:

(a)        Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

(b)        Dispositions of inventory and equipment in the ordinary course of business;

(c)        Dispositions of equipment, Easements or Real Property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property;

(d)       Dispositions of property by any Loan Party to any other Loan Party;

(e)        Dispositions in the nature of Liens permitted by Section 7.01 or permitted by 7.03 or 7.04;

(f)        so long as no Default exists or would result therefrom, Dispositions of assets not otherwise permitted under this Section 7.05 if, determined as of the date of each such Disposition and after giving effect thereto, the aggregate book value of the assets sold under this subsection (f) in any fiscal year of the Borrower does not exceed 5% of Consolidated Net Tangible Assets;

(g)       Dispositions of accounts receivable in connection with the compromise, settlement or collection thereof;

(h)       Dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Restricted Subsidiary;

(i)        Dispositions consisting of Restricted Payments permitted by Section 7.06;

(j)        Dispositions consisting of leases and licenses entered into by a Relevant Party as lessor or licensor, as applicable, and not interfering in any material respect with the ordinary conduct of business of the Relevant Parties;

(k)       Dispositions of Equity Interests of any Joint Venture; and

(l)        Dispositions of Cash Equivalents prior to the stated maturity date thereof.

provided,  however, that any Disposition pursuant to Section 7.05(c), or Section 7.05(f) shall be for fair market value;  provided further that any Disposition pursuant to Section 7.05(k) shall be for fair market value and all of the consideration therefore shall be in cash.

7.06      Restricted Payments.  Declare or make, directly or indirectly, any Restricted Payment, except:

(a)        (i)         each Loan Party may make Restricted Payments to any other Loan Party and (ii) so long as no Default exists or would be caused thereby, each Restricted Subsidiary may make Restricted Payments to any Person other than a Relevant Party that owns a direct Equity Interest in such Restricted Subsidiary, so long as no Person other than a Relevant Party receives more than its ratable share of such Restricted Payments, determined according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payments are being made;

(b)       the Borrower and each Restricted Subsidiary may declare and make dividends or distributions payable solely in Equity Interests of such Person;

(c)        so long as no Event of Default exists or would be caused thereby, the Borrower and each Restricted Subsidiary may purchase, redeem or otherwise acquire its common Equity Interests with the proceeds received from the substantially concurrent issue of new common Equity Interests;

(d)       so long as no Event of Default exists or would be caused thereby, and only to the extent permitted by its Organization Documents, the Borrower may make distributions to the holders of its Equity Interests in accordance with the cash distribution policy adopted by the board of directors of the General Partner on or substantially simultaneously with the Original Closing Date in accordance with the Partnership Agreement, as such policy is more specifically described in the Registration Statement; and

7.07      Change in Nature of Business.  Engage in any material line of business other than (a) those lines of business conducted by the Borrower and its Restricted Subsidiaries on the date hereof, (b) midstream transportation, including gathering, compression, processing, transporting, fractionating, or fresh water distribution services or (c) any business substantially related or incidental to any of the foregoing.

7.08      Transactions with Affiliates.  Enter into any transaction of any kind with any Affiliate of the Borrower (other than a Relevant Party), whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Restricted Subsidiary as would be obtainable by the Borrower or such Restricted Subsidiary at the time in a comparable arm's length transaction with a Person other than an Affiliate; provided that this Section does not prohibit (i) any Investment permitted under Section 7.03, (ii) any merger, dissolution, liquidation, consolidation or Disposition permitted under Section 7.04, (iii) any Restricted Payment permitted under Section 7.06, (iv) the payment of reasonable fees to directors of the Borrower or any Restricted Subsidiary who are not employees of the Borrower or any Restricted Subsidiary, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of the Borrower or any Restricted Subsidiary in the ordinary course of business, (v) [reserved], (vi) payments by the Borrower or any Restricted Subsidiary to any Affiliate in pursuant to the terms and conditions of the Services Agreement; (vii) transactions contemplated by or in furtherance of the Contractual Obligations set forth on Schedule 7.08, in each case, substantially as in effect on the date hereof or as may be extended, renewed, modified, amended or replaced in a manner that is not materially adverse to the interests of the Borrower or the Lenders, or (viii) the reimbursement of reasonable allocated overhead costs incurred by the Borrower’s direct or indirect parent entities (or any Affiliate thereof) that are incurred by such Persons in connection with administering the affairs and operations of the Relevant Parties.

7.09      Burdensome Agreements.  Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) requires the grant of a Lien that would be in violation of Section 7.01, or (b) limits the ability (i) of any Restricted Subsidiary to make Restricted Payments to the Borrower or any Guarantor, except for any agreement in effect (A) on the date hereof and set forth on Schedule 7.09 or (B) at the time any Subsidiary becomes a Restricted Subsidiary of the Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Restricted Subsidiary of the Borrower, (ii) of any Restricted Subsidiary to Guarantee the Indebtedness of the Borrower; provided,  however, that this clause (ii) shall not prohibit provisions customarily included in the terms of Indebtedness incurred (A) pursuant to Section 7.02(a)(vi) or (B) during an Investment Grade Period,  unsecured Indebtedness or (iii) of the Borrower or any Restricted Subsidiary to create, incur, assume or suffer to exist Liens in favor of the Administrative Agent for the benefit of the Secured Parties on property of such Person; provided,  however, that this clause (iii) shall not prohibit (X) any negative pledge incurred or provided in favor of any holder of (A) Indebtedness permitted under Section 7.02(a)(v) or (B) during an Investment Grade Period, Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for equipment or other fixed or capital assets, in each case, solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness,  (Y) any restrictions or conditions imposed upon the Borrower or any Restricted Subsidiary pursuant to the terms of Joint Venture Agreements and other similar bona fide agreements applicable to Joint Ventures and applicable solely to such Joint Venture, in each case, that are usual and customary in such agreements or (Z) customary limitations and restrictions contained in, and limited to, specific leases, licenses, conveyances and other contracts.

7.10      Use of Proceeds.  Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

7.11      Financial Covenants.

(a)        Consolidated Interest Coverage Ratio.  During any period that is not an Investment Grade Period, permit the Consolidated Interest Coverage Ratio as of the end of any Measurement Period to be less than 2.50 to 1.00.

(b)       Consolidated Total Leverage Ratio.  (i) During any period that is not an Investment Grade Period or at any time prior to the Financial Covenant Election, permit the Consolidated Total Leverage Ratio as at the end of any Measurement Period to be greater than 5.0 to 1.0 and (ii)  during an Investment Grade Period or at any time from and after the Financial Covenant Election, permit the Consolidated Total Leverage Ratio as at the end of any Measurement Period to be greater than 5.25 to 1.00.  Notwithstanding the foregoing, in addition (and without prejudice) to clauses (i) and (ii) above, on any date of determination during any Acquisition Period, to the extent the otherwise applicable level would be 5.25 to 1.00 or less, the maximum permitted Consolidated Total Leverage Ratio shall be increased to 5.50 to 1.00.

(c)        Consolidated Senior Secured Leverage Ratio.  During any period that is not an Investment Grade Period only, commencing with the Measurement Period ending on the last day of the fiscal quarter in which a Financial Covenant Election is made, and as of the end of any Measurement Period thereafter, permit the Consolidated Senior Secured Leverage Ratio to be greater than 3.75 to 1.00.

7.12      Amendments of Organization Documents.  Amend any of its Organization Documents in a manner that, taken as a whole, is materially adverse to the Lenders.

7.13      Accounting Changes.  Make any (a) elective change in accounting policies or reporting practices, except as required by GAAP or as approved by the Borrower's independent certified public accountants, or (b) change of fiscal year.

7.14      Prepayments, Etc. of Indebtedness.  During any period that is not an Investment Grade Period, exercise any option to or otherwise voluntarily prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness permitted under Section 7.02(a)(vi) (provided that optional or voluntary prepayments of any Indebtedness permitted under Section 7.02(a)(vi) shall be permitted with the proceeds of refinancing Indebtedness that otherwise satisfies the requirements of Section 7.02(a)(vi)) or Section 7.02(a)(vii).

7.15      Amendment, Etc. of Indebtedness.  During any period that is not an Investment Grade Period, (a) amend or modify in any manner any term or condition of any Indebtedness incurred pursuant to Section 7.02(a)(vi) if, after giving effect to such amendment or modification as if made at the time such Indebtedness were issued, such Indebtedness would not have been allowed to be issued pursuant to Section 7.02(a)(vi) or (b) amend or modify in any manner any term or condition of any Indebtedness in a manner materially adverse to the interests of the Secured Parties.

7.16      Foreign Subsidiaries.  Create, form or acquire any Foreign Subsidiary.

7.17      State and FERC Regulatory Authority.  Knowingly and voluntarily take any action or permit any other Loan Party to knowingly and voluntarily take any action which causes any Loan Party’s business to be regulated in such a manner as to prohibit its incurrence of the Obligations or the consummation of the transactions contemplated hereby in any material respect.

7.18      Swap Contracts.  Enter into any Swap Contract unless:

(a)        such Swap Contract is made (i) with a Person that is, at the time such Swap Contract is made, either a Lender or an Affiliate of a Lender, or (ii) with another counterparty rated at least A- or better by S&P or A3 or better by Moody's;

(b)       such Swap Contract is entered into to hedge the Relevant Parties' exposure to fluctuations in prices or rates (or to wholly or partially offset or unwind previous Swap Contracts) and not for speculative purposes; and

(c)        with respect to Swap Contracts with the purpose and effect of hedging prices on hydrocarbons, that are not inconsistent in any material respect with the Borrower's risk management policies and historical practices, which risk management policies, to the extent applicable, shall prohibit maintaining an "open" position in hydrocarbon derivative transactions.

7.19      Anti-Terrorism Law; Anti-Money Laundering; USA Patriot Act; Foreign Corrupt Practices Act.

(a)        Directly or indirectly, (i) knowingly conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any person described in Section 5.21(b), (ii) knowingly deal in, or otherwise engage in any transaction relating to, any property or interests in property which is the subject of Sanctions or any other Anti-Terrorism Law or (iii) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, the USA Patriot Act, any Anti-Corruption Law or any Sanctions or any other requirement of Law referenced in Section 5.21(a) (and the Relevant Parties shall deliver to the Lenders any certification or other evidence requested from time to time by any Lender in its reasonable discretion, confirming the Relevant Parties’ compliance with this Section 7.19).

(b)       Cause or permit any of the funds of such Relevant Party that are used to repay the Loans to be derived from any unlawful activity with the result that the making of the Loans would be in violation of any requirement of Law.

7.20      Sanctioned Person. Cause or permit (a) any of the funds or properties of the Relevant Parties that are used to repay the Loans to constitute property of, or be beneficially owned directly or indirectly by, any Sanctioned Person, with the result that the investment in the Relevant Parties (whether directly or indirectly) is prohibited by a requirement of Law or the Loans are in violation of a requirement of Law or (b) any Sanctioned Person to have any direct or indirect interest, of any nature whatsoever in the Relevant Parties, with the result that the investment in the Relevant Parties (whether directly or indirectly) is prohibited by a requirement of Law or the Loans are in violation of a requirement of Law.

7.21      Deposit Accounts, Securities Accounts and Commodity Accounts. Prior to the applicable Collateral Release Date,

(a)        Neither the Borrower nor any other Loan Party shall hereafter establish and maintain, or otherwise deposit, allow to be deposited or hold any funds in, any deposit account, securities account or commodity account, unless it complies with the provisions (including, without limitation, the notice provisions and the control agreement requirements) regarding such accounts set forth in the Security Agreement.

(b)       Neither the Borrower nor any other Loan Party shall create, incur, assume or permit to exist, directly or indirectly, any Lien or other claim on any deposit account, securities account or commodity account or the funds deposited therein (other than inchoate Liens arising by operation of law permitted by Section 7.01).

7.22      Material Contracts.  Neither the Borrower nor any Restricted Subsidiary may amend or modify or grant any waiver or release under or terminate or assign or consent to the assignment by the counterparty of any Material Contract, if such amendment, modification, waiver, release,  termination or assignment could reasonably be expected to result in a Material Adverse Effect or to materially adversely affect the interests of the Secured Parties.  Neither the Borrower nor any Restricted Subsidiary may amend or modify the assignability provisions in any Material Contract in a manner that would have a materially adverse effect on the rights of the Secured Parties in the Collateral (including in such agreement as Collateral).

7.23      Business of Borrower.  Without limiting any restrictions on the Borrower otherwise set forth in this Article VII, Borrower will not (a) engage in any business activities or have any assets or liabilities other than its ownership of the Equity Interests of its Subsidiaries together with activities, and assets and liabilities, in each case incidental thereto, including, in each case, its liabilities pursuant to the Loan Documents, or (b) incur any Liens or incur any Indebtedness except as permitted under the Loan Documents.

ARTICLE VIII

EVENTS OF DEFAULT AND REMEDIES

8.01      Events of Default.  Any of the following shall constitute an Event of Default:

(a)        Non-Payment.  The Borrower or any other Loan Party fails to (i) pay when and as required to be paid herein, any amount of principal of any Loan, Swingline Loan,  any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) pay within five days after the same becomes due, any interest on any Loan, Swingline Loan or on any L/C Obligation, any fee due hereunder, or other amount payable hereunder or under any other Loan Document; or

(b)       Specific Covenants.  Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Section 6.01,  6.02,  6.03,  6.05(a),  6.07,  6.10,  6.11,  6.12,  6.16,  6.17,  or ARTICLE VII; or

(c)        Other Defaults.  Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after notice thereof to the Borrower from the Administrative Agent; or

(d)       Representations and Warranties.  Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (except with respect to such representations, warranties, certifications or statements of fact which are expressly qualified by materiality, which shall be incorrect or misleading in any respect) when made or deemed made; or

(e)        Cross-Default.  (i) Any Relevant Party (A) fails, after the expiration of any applicable grace period, to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate outstanding principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails, after the expiration of any applicable grace period, to observe or perform any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Relevant Party is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Relevant Party is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Relevant Party as a result thereof is greater than the Threshold Amount; or

(f)        Insolvency Proceedings, Etc.  Any Loan Party institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

(g)        Attachment.  Any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any Loan Party and is not released, stayed, vacated or fully bonded within 30 days after its issue or levy; or

(h)       Judgments.  There is entered against any Relevant Party one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer is rated at least "A" by A.M. Best Company, has been notified of the potential claim and does not dispute coverage), and there is a period of 30 consecutive days during which such final judgment is not discharged, vacated, bonded or satisfied or a stay of enforcement of such final judgment, by reason of a pending appeal or otherwise, is not in effect; or

(i)        ERISA.  (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

(j)        Invalidity of Loan Documents.  Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder (including, without limitation, in connection with the applicable Collateral Release Date) or thereunder or satisfaction in full of all the Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made), ceases to be in full force and effect; or any Loan Party or any Affiliate thereof asserts that any provision of any Loan Document is not the valid and enforceable obligation of such Loan Party; or

(k)       Change of Control.  There occurs any Change of Control; or

(l)        Collateral Documents.  Prior to the occurrence of the applicable Collateral Release Date, any Collateral Document after delivery thereof pursuant to Section 4.01,  or 6.12 shall for any reason (other than pursuant to the terms of the Loan Documents) cease to create a valid first priority Lien (subject only to the Permitted Encumbrances) on Collateral with a fair market value equal to or greater than $3,000,000 purported to be covered thereby;

(m)      Environmental Liability.  A court of competent jurisdiction enters judgment against any Relevant Party relative to one or more Environmental Liabilities or one or more violations of any Environmental Laws that has resulted or could reasonably be expected to result in a Material Adverse Effect; or

(n)       Material Contracts.  Any breach or default by any party thereto that gives any party thereto the right to terminate any Antero Corp Agreement or termination of any Antero Corp Agreement unless such (i) breach or default is cured within 60 days or (ii) contract or agreement is replaced within 60 days with one or more contracts with terms and counterparties that have been approved by the Required Lenders.

8.02      Remedies upon Event of Default.  If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

(a)        declare the commitment of each Lender to make Loans, the Swingline Lender to make Swingline Loans, and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b)       declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

(c)        require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and

(d)       exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents;

provided,  however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans, the Swingline Lender to make Swingline Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

8.03      Application of Funds.  After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.14 and 2.15, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under ARTICLE III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders, the Swingline Lender and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders, the Swingline Lender and the L/C Issuer) arising under the Loan Documents and amounts payable under ARTICLE III, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, Swingline Loans, L/C Borrowings and other Obligations arising under the Loan Documents, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, Swingline Loans, L/C Borrowings and Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the L/C Issuer, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.03 and 2.14; and

Last, the balance, if any, after all of the Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made) have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Subject to Sections 2.03(c) and 2.14, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur.  If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.  Each Cash Management Bank or Hedge

Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of ARTICLE IX hereof for itself and its Affiliates as if a "Lender" party hereto.

ARTICLE IX

ADMINISTRATIVE AGENT

9.01      Appointment and Authority.

(a)        Each of the Lenders, the Swingline Lender and the L/C Issuer hereby irrevocably appoints Wells Fargo to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders, the Swingline Lender and the L/C Issuer, and the Borrower shall not have rights as a third party beneficiary of any of such provisions other than its rights under Section 9.10.

(b)       The Administrative Agent shall also act as the "collateral agent" under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank and a potential Cash Management Bank), the Swingline Lender and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender, the Swingline Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto.  In this connection, the Administrative Agent, as "collateral agent" and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this ARTICLE IX and ARTICLE X (including Section 10.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the "collateral agent" under the Loan Documents) as if set forth in full herein with respect thereto.

9.02      Rights as a Lender.  The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

9.03      Exculpatory Provisions.  The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents.  Without limiting the generality of the foregoing, the Administrative Agent:

(a)        shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b)       shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and

(c)        shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

(d)       shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, a Lender, the Swingline Lender or the L/C Issuer.

(e)        shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in ARTICLE IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

9.04      Reliance by Administrative Agent.  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, the making of a Swingline Loan or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender, the Swingline Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender, the Swingline Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.05      Delegation of Duties.  The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

9.06      Resignation of Administrative Agent.  The Administrative Agent may at any time give notice of its resignation to the Lenders, the Swingline Lender, the L/C Issuer and the Borrower.  Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a Lender with an office in the United States, or an Affiliate of any such Lender with an office in the United States; provided,  however, if no Lender or Affiliate of a Lender is so appointed, then such successor does not need to be a Lender or an Affiliate of a Lender but shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States.  If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders, the Swingline Lender and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders, the Swingline Lender or the L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative

Agent shall instead be made by or to each Lender, the Swingline Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section.  Upon the acceptance of a successor's appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section).  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the retiring Administrative Agent's resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

Any resignation by Wells Fargo as Administrative Agent pursuant to this Section shall also constitute its resignation as Swingline Lender and L/C Issuer.  Upon the acceptance of a successor's appointment as Administrative Agent hereunder, (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swingline Lender and L/C Issuer, (ii) the retiring Swingline Lender and L/C Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

9.07      Non-Reliance on Administrative Agent and Other Lenders.  Each Lender, the Swingline Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender, the Swingline Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

9.08      No Other Duties, Etc.  Anything herein to the contrary notwithstanding, none of the Sole Bookrunner or Joint Lead Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender, the Swingline Lender or the L/C Issuer hereunder.

9.09      Administrative Agent May File Proofs of Claim.  In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan, Swingline Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)        to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Swingline Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Swingline Loan, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Swingline Lender, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Swingline Lender, the L/C Issuer and the Administrative Agent under Sections 2.03(h) and (i),  2.08 and 10.04) allowed in such judicial proceeding; and

(b)       to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender, Swingline Lender and the L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Swingline Lender and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.08 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender, the Swingline Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender, the Swingline Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender, the Swingline Lender or the L/C Issuer or in any such proceeding.

9.10      Collateral and Guaranty Matters.  Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank), the Swingline Lender, the L/C Issuer and the other Secured Parties irrevocably authorize the Administrative Agent to take the following actions, and the Administrative Agent hereby agrees to take such actions upon the Borrower's request:

(a)        to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or

Hedge Bank shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent, the Swingline Lender and the L/C Issuer shall have been made), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing in accordance with Section 10.01; and

(b)       to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Loan Party as a result of a transaction permitted hereunder.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent's authority to release its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10.  In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower's expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10.

Notwithstanding anything else contained in this Agreement, so long as no Default or Event of Default has occurred and is continuing at such time, during an Investment Grade Period, at the Borrower’s request (each date of such request,  a  “Collateral Release Date”) the Liens under the Collateral Documents securing the Obligations shall automatically be released;  provided that such release shall not apply to any Cash Collateral held pursuant to the express provisions of this Agreement, including, without limitation, pursuant to Sections 2.03,  2.04,  2.14,  2.15,  8.02 or 8.03. From and after the applicable Collateral Release Date, the Administrative Agent shall promptly execute, deliver and/or file all such further releases, termination statements, documents, agreements, certificates and instruments and do such further acts as the Borrower may reasonably require to more effectively evidence or effectuate such release.

9.11      Secured Cash Management Agreements and Secured Hedge Agreements.  No Cash Management Bank or Hedge Bank that obtains the benefits of Section 8.03, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents.  Notwithstanding any other provision of this ARTICLE IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.

9.12      Co-Documentation Agent; Syndication Agent.  Notwithstanding any other provision of this Agreement or any provision of any other Loan Document, each of the Syndication Agent and the Co-Documentation Agents are named as such for recognition purposes only, and in their respective capacities as such shall have no duties, responsibilities or liabilities with respect to this Agreement or any other Loan Document; it being understood and agreed that each of the Syndication Agent and the Co-Documentation Agents in their respective capacities as such shall be entitled to all indemnification and reimbursement rights in favor of the Administrative Agent provided herein and in the other Loan Documents.  Without limitation of the foregoing, none of the Syndication Agent or the Co-Documentation Agents in their respective capacities as such shall, by reason of this Agreement or any other Loan Document, have any fiduciary relationship in respect of any Lender, Loan Party or any other Person.

ARTICLE X

MISCELLANEOUS

10.01      Amendments, Etc.  No amendment or waiver of any provision of this Agreement or any other Loan Document (other than any AutoBorrow Agreement), and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders or the Administrative Agent at the direction of the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided,  however, that no such amendment, waiver or consent shall:

(a)        waive any condition set forth in Section 4.01 (other than Section 4.01(b)(i)), without the written consent of each Lender;

(b)       extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

(c)        postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to any Lender hereunder or under such other Loan Document without the written consent of such Lender;

(d)       reduce the principal of, or the rate of interest specified herein on, any Loan, Swingline Loan or L/C Borrowing, or (subject to clause (iii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to such amount; provided,  however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of "Default Rate" or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan, Swingline Loan or L/C Borrowing or to reduce any fee payable hereunder;

(e)        change Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(f)        change any provision of this Section 10.01 or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(g)        prior to the applicable Collateral Release Date, release all or substantially all of the Collateral in any transaction or series of related transactions (other than in connection with the Loan Documents), without the written consent of each Lender; or

(h)       release all or substantially all of the value of the Guaranty, without the written consent of each Lender, except to the extent the release of any Subsidiary from the Guaranty is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone);

and provided,  further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto; and (iv) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement.  Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended, any amount owing to such Lender reduced, the final maturity thereof extended, or the voting provisions hereof with respect to such Lender amended without the consent of such Lender.

If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender or each affected Lender and that has been approved by the Required Lenders, the Borrower may replace such non-consenting Lender in accordance with Section 10.13;  provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph).

10.02      Notices; Effectiveness; Electronic Communications.

(a)        Notices Generally.  Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection 10.02(b)

below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i)        if to the Borrower, the Administrative Agent, the Swingline Lender or the L/C Issuer, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and

(ii)       if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).  Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

(b)       Electronic Communications.  Notices and other communications to the Lenders, the Swingline Lender and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender, the Swingline Lender or the L/C Issuer pursuant to ARTICLE II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender's receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)        The Platform.  THE PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE."  THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE

ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS.  NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM.  In no event shall the Administrative Agent or any of its Related Parties (collectively, the "Agent Parties") have any liability to the Borrower, any Lender, the Swingline Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower's or the Administrative Agent's transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided,  however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the Swingline Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d)       Change of Address, Etc.  Each of the Borrower, the Administrative Agent, the Swingline Lender and the L/C Issuer may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto.  Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the Swingline Lender and the L/C Issuer.  In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.  Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the "Private Side Information" or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender's compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the "Public Side Information" portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

(e)        Reliance by Administrative Agent, the Swingline Lender, L/C Issuer and Lenders.  The Administrative Agent, the Swingline Lender, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  The Borrower shall indemnify the Administrative Agent, the Swingline Lender, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reasonable reliance by such Person on each notice purportedly given by or on behalf of the Borrower.  All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

10.03      No Waiver; Cumulative Remedies; Enforcement.  No failure by any Lender, the Swingline Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders, the Swingline Lender and the L/C Issuer; provided,  however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer) hereunder and under the other Loan Documents, (c) the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as Swingline Lender) hereunder and under the other Loan Documents,  (d) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.12), or (e) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided,  further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c), (d) and (e) of the preceding proviso and subject to Section 2.12, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

10.04      Expenses; Indemnity; Damage Waiver.

(a)        Costs and Expenses.  The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of one primary outside counsel and one local counsel in each applicable jurisdiction, as necessary, and, in the case of an actual or perceived conflict of interest, additional conflicts counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Swingline Lender in connection with the extension of any Swingline Loan or any demand for payment thereunder, (iii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iv) all reasonable out‑of‑pocket expenses incurred by the Administrative Agent, any Lender or Swingline Lender (when an Event of Default exists) or the L/C Issuer (including the reasonable fees, charges and disbursements of one primary outside counsel and one local counsel in each applicable jurisdiction, as necessary, and, in the case of an actual or perceived conflict of interest, additional conflicts counsel or professional advisors for the Administrative Agent, any Lender, Swingline Lender or the L/C Issuer), in connection with the enforcement or protection of its rights under this Agreement and the other Loan Documents, including, without limitation, its rights under this Section, and in connection with Loans made or Letters of Credit issued hereunder, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b)       Indemnification by the Borrower.  The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender, the Swingline Lender and the L/C Issuer, the Joint Lead Arrangers, the Sole Bookrunner and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, penalties and related expenses (including the reasonable fees, charges and disbursements of one primary outside counsel and one local counsel in each applicable jurisdiction, as necessary, and, in the case of an actual or perceived conflict of interest, additional conflicts counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan, Swingline Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party or any of the Borrower's or such Loan Party's directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto,

IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE;  provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or its Related Parties, (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee or its Related Parties for breach in bad faith of such Indemnitee's or its Related Parties’ obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from a dispute among or between Indemnitees and not involving any act or omission of the Borrower or any other Loan Party, unless such loss, claim, damage, liability or related expense is against an Indemnitee in its capacity or fulfilling its role as an agent or arranger with respect to the Loan Documents or the Loans; provided further that payments of expenses with respect to the negotiation, preparation, due diligence, administration, syndication, closing and enforcement of any of the Loan Documents will be limited to those provided for under Section 10.04(a).  This Section 10.04(b) shall not apply with respect to Taxes other than Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(c)        Reimbursement by Lenders.  To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity.  The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.11(d).

(d)       Waiver of Consequential Damages, Etc.  No Indemnitee shall be liable to the Borrower, its Affiliates or any other Person, and the Borrower and its Affiliates will not be liable to any Indemnitee, its Affiliates or any other Person, for  any claim on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan, Swingline Loan  or Letter of Credit or the use of the proceeds thereof; provided, that, nothing contained in this Section 10.04(d) shall limit the Borrower’s indemnification obligations with respect to indirect, consequential or punitive damage claims, to the extent of the indemnification provided in Section 10.04(b).  No Indemnitee referred to in subsection 10.04(b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e)        Payments.  All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

(f)        Survival.  The agreements in this Section shall survive the resignation of the Administrative Agent, the Swingline Lender and the L/C Issuer, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

10.05      Payments Set Aside.  To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the Swingline Lender, the L/C Issuer or any Lender, or the Administrative Agent, the Swingline Lender, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the Swingline Lender, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender, the Swingline Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.  The obligations of the Lenders, the Swingline Lender and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

10.06      Successors and Assigns.

(a)        Successors and Assigns Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f) (and any other attempted assignment or transfer by any party hereto shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection 10.06(d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Swingline Lender, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)       Assignments by Lenders.  Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 10.06(b), participations in Swingline Obligations and L/C Obligations) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)        Minimum Amounts.

(A)       in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)       in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided,  however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(ii)       Proportionate Amounts.  Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement with respect to the Loans or the Commitment assigned;

(iii)      Required Consents.  No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A)       the consent of the Borrower (such consent not to be unreasonably withheld or delayed and to the extent the Borrower has not responded within five Business Days after receipt of such request for consent, the Borrower shall be deemed to have consented) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;

(B)       the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment if such assignment is to a Person that is not a Lender with a Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender;

(C)       the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that initially establishes or increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

(D)       the consent of the Swingline Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under any Swingline Loan (whether or not then outstanding).

(iv)      Assignment and Assumption.  The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided,  however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment.  The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v)       No Assignment to Certain Persons.  No such assignment shall be made to (x) the Borrower or any of the Borrower's Affiliates or Subsidiaries or (y) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof.

(vi)      Certain Additional Payments.  In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Applicable Percentage.  Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(vii)      No Assignment to Natural Persons.  No such assignment shall be made to a natural person.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01,  3.04,  3.05 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment.  Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d).

(c)        Register.  The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans, Swingline Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register").  The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender.  The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)       Participations.  Any Lender may at any time, without the consent of, or notice to, the Borrower, the Administrative Agent, the Swingline Lender or the L/C Issuer, sell participations to any Person (other than a natural person, a Defaulting Lender or the Borrower or any of the Borrower's Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender's participations in Swingline Obligations and L/C Obligations) owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrower, the Administrative Agent, the Lenders, the Swingline Lender and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and (iv) such Participant must agree to be bound by Section 10.07.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that delays or reduces any payment to such Participant.  Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01  (subject to the requirements and limitations therein, including the requirements under Section 3.01(e) (it being understood that the documentation required under Section 3.01(e) shall be delivered to the participating Lender)),  3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.12 as though it were a Lender.  Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.  For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e)        Limitations upon Participant Rights.  A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent.  A Participant shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.01 as though it were a Lender.

(f)        Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over it; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g)        Resignation as Swingline Lender and L/C Issuer after Assignment.  Notwithstanding anything to the contrary contained herein, if at any time Wells Fargo assigns all of its Commitment and Loans pursuant to Section 10.06(b), Wells Fargo may, upon 30 days' notice to the Borrower and the Lenders, resign as Swingline Lender and/or L/C Issuer.  In the event of any such resignation as Swingline Lender and L/C Issuer, the Borrower shall be entitled to appoint from among the Lenders a successor Swingline Lender and L/C Issuer hereunder; provided,  however, if an Event of Default shall have occurred and be continuing, the Lenders shall appoint a successor Swingline Lender and L/C Issuer; provided further,  however, that no failure by the Borrower or the Lenders to appoint any such successor shall affect the resignation of Wells Fargo as Swingline Lender and/or L/C Issuer.  If Wells Fargo resigns as Swingline Lender and/or L/C Issuer, it shall retain all the rights, powers, privileges and duties of the Swingline Lender and/or L/C Issuer hereunder with respect to all Swingline Loans and Letters of Credit outstanding as of the effective date of its resignation as Swingline Lender and L/C Issuer and all Swingline Obligations and L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)).  Upon the appointment of a successor Swingline Lender and L/C Issuer and the successor Swingline Lender’s and L/C Issuer's acceptance thereof, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Swingline Lender and L/C Issuer, and (b) the successor Swingline Lender and L/C Issuer shall issue swingline loans and letters of credit in substitution for the Swingline Loans and the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Wells Fargo to effectively assume the obligations of Wells Fargo with respect to such Swingline Loans and/or Letters of Credit.

10.07      Treatment of Certain Information; Confidentiality.  Each of the Administrative Agent, the Lenders, the Swingline Lender  and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b)  to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or by any order of any court or administrative agency or in any pending legal or administrative proceeding or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.13(c) or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower, (h) to the extent requested by any Person providing insurance to the Administrative Agent, the Lenders, the Swingline Lender or the L/C Issuer relating to the Borrower and its obligations hereunder (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, the Swingline Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower or any of its Affiliates, which source is not to the knowledge of the Administrative Agent, any Lender, the Swingline Lender, the L/C Issuer or any of their respective Affiliates in breach of any confidentiality obligations owing to the Borrower or any of its Affiliates with respect to such Information, or (j) to the extent needed to obtain a Committee on Uniform Securities Identification Procedures (CUSIP) number.

For purposes of this Section, "Information" means all information received from any Relevant Party or any Subsidiary or Affiliate thereof relating to any Relevant Party or any Subsidiary thereof or their respective businesses, other than any such information that is available to the Administrative Agent, any Lender, the Swingline Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by any Relevant Party or any Subsidiary or Affiliate thereof from a source that is not to the knowledge of the Administrative Agent, any Lender, the Swingline Lender, the L/C Issuer or any of their respective Affiliates in breach of any confidentiality obligations owing to any Relevant Party or any Subsidiary or Affiliate thereof with respect to such Information, provided that, in the case of information received from a Relevant Party or any Subsidiary or Affiliate thereof after the date hereof, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent, the Lenders, the Swingline Lender and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws.

10.08      Right of Setoff.  If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Swingline Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender, the Swingline Lender or the L/C Issuer, irrespective of whether or not such Lender, the Swingline Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch or office of such Lender, the Swingline Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff hereunder, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  The rights of each Lender, the Swingline Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Swingline Lender, the L/C Issuer or their respective Affiliates may have.  Each Lender, the Swingline Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.09      Interest Rate Limitation.  Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate").  If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower.  In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

10.10      Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto (and signature pages shall have been released from escrow, if applicable).  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

10.11      Survival of Representations and Warranties.  All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof.  Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

10.12      Severability.  If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the Swingline Lender or the L/C Issuer, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

10.13      Replacement of Lenders.  If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, if any Lender is a Defaulting Lender or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a)        the Borrower or such assignee shall pay to the Administrative Agent the assignment fee specified in Section 10.06(b);

(b)       such Lender shall receive payment of an amount equal to the outstanding principal of its Loans, Swingline Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(c)        in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment is reasonably expected to result in a reduction in such compensation or payments thereafter; and

(d)       such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.   Upon receipt by the Lender being replaced of all amounts required to be paid to it pursuant to this Section 10.13, the Administrative Agent shall be entitled (but not obligated) and authorized to execute an Assignment and Assumption on behalf of such replaced Lender, and any such Assignment and Assumption so executed by the Administrative Agent and the replacement Lender shall be effective for purposes of this Section 10.13 and Section 10.06.

10.14      Governing Law; Jurisdiction; Etc.

(a)        GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)       SUBMISSION TO JURISDICTION.   EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER

PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION.

(c)        WAIVER OF VENUE.  EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)       SERVICE OF PROCESS.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

10.15      Waiver of Jury Trial.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.16      No Advisory or Fiduciary Responsibility.  In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates' understanding, that:  (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, each of JPM and WFS in its capacity as a Joint Lead Arranger, WFS in its capacity as Sole Bookrunner and the Lenders are arm's-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, JPM, WFS and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Lenders, the Administrative Agent, JPM and WFS is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) none of the Lenders, the Administrative Agent, JPM nor WFS has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) each of the Lenders, the Administrative Agent, JPM and WFS and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Lenders, the Administrative Agent, JPM nor WFS has any obligation to disclose any of such interests to the Borrower or its Affiliates.  To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against each of the Lenders, the Administrative Agent, JPM and WFS with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

10.17      Electronic Execution of Assignments and Certain Other Documents.  The words "execution," "signed," "signature," and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.18      USA Patriot Act.  Each Lender that is subject to the USA Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the USA Patriot Act.  The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable "know your customer" and anti-money laundering rules and regulations, including the USA Patriot Act.

10.19      Limitation of Recourse.  There shall be full recourse to the Borrower and the other Loan Parties and to all of the Collateral under this Agreement and the other Loan Documents, but in no event shall any direct or indirect member or holder of any Equity Interest of the Borrower (each, a “Member”) or any officer, director or employee of any Relevant Party, any Subsidiary of a Relevant Party, any Member, or any other Person be personally liable or obligated for the Obligations of the Loan Parties; provided, that nothing herein shall exculpate a Person for liability for his or its own fraud or willful misconduct.  The limitations set forth in this Section shall survive the termination of this Agreement and the full payment and performance of the Obligations.

10.20      Time of the Essence.  Time is of the essence of the Loan Documents.

10.21      ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

10.22      Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)        the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)       the effects of any Bail-in Action on any such liability, including, if applicable:

(i)        a reduction in full or in part or cancellation of any such liability;

(ii)       a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)      the variation of the terms of such liability  in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

10.23      Existing Credit Agreement.

(a)        On the Closing Date, the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement, and the Existing Credit Agreement shall thereafter be of no further force and effect, except that the Borrower, the Administrative Agent and the

Lenders agree that (i) the incurrence by the Borrower of “Obligations” under and as defined in the Existing Credit Agreement (whether or not such Obligations are contingent as of the Closing Date) shall continue to exist under and be evidenced by this Agreement and the other Loan Documents, (ii) the Borrower shall pay any breakage costs incurred on the Closing Date under Section 3.05 of the Existing Credit Agreement, (iii) the Existing Credit Agreement shall continue to evidence the representations and warranties made by the Borrower prior to the Closing Date, (iv) except as expressly stated herein or amended, amended and restated or otherwise modified, the other Loan Documents are ratified and confirmed as remaining unmodified and in full force and effect with respect to all Obligations, and (v) the Existing Credit Agreement shall continue to evidence any action or omission performed or required to be performed pursuant to the Existing Credit Agreement prior to the Closing Date (including any failure, prior to the Closing Date,  to comply with the covenants contained in the Existing Credit Agreement).  The amendments and restatements set forth herein shall not cure any breach thereof or any “Default” or “Event of Default” under and as defined in the Existing Credit Agreement existing prior to the Closing Date.  This Agreement is not in any way intended to constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement or evidence payment of all or any portion of such obligations and liabilities.

(b)       The terms and conditions of this Agreement and the Administrative Agent’s, the Lenders’, Swingline Lender’s and the L/C Issuer’s rights and remedies under this Agreement and the other Loan Documents shall apply to all of the Obligations incurred under the Existing Credit Agreement and the Letters of Credit issued thereunder.

(c)        On and after the Closing Date, (i) all references to the Existing Credit Agreement (or to any amendment or any amendment and restatement thereof) in the Loan Documents (other than this Agreement) shall be deemed to refer to the Existing Credit Agreement, as amended and restated hereby (as it may be further amended, modified or restated), (ii) all references to any section (or subsection) of the Existing Credit Agreement or in any Loan Document (but not herein) shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement and (iii) except as the context otherwise provides, on or after the Closing Date, all references to this Agreement herein (including for purposes of indemnification and reimbursement of fees) shall be deemed to be references to the Existing Credit Agreement, as amended and restated hereby (as it may be further amended, modified or restated).

(d)       This amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver, whether or not similar and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents remain in full force and effect unless specifically amended hereby or by any other Loan Document.

(e)        The Lenders party to the Existing Credit Agreement have agreed among themselves, if applicable, to reallocate their respective Commitments (as defined in the Existing Credit Agreement) as contemplated by this Agreement.  On the Closing Date and after giving effect to such reallocation and adjustment of the Commitments, the Commitments of each

Lender shall be as set forth on Schedule 2.01 hereto and each Lender shall own its Applicable Percentage of the outstanding Loans.  The reallocation and adjustment to the Commitments of each Lender as contemplated by this Section 10.23 shall be deemed to have been consummated pursuant to the terms of the Assignment and Assumption attached as Exhibit D-1 hereto as if each of the Lenders had executed an Assignment and Assumption with respect to such reallocation and adjustment. The Borrower and the Administrative Agent hereby consent to such reallocation and adjustment of the Commitments.  The Administrative Agent hereby waives the processing and recordation fee set forth in Section 10.06 with respect to the assignments and reallocations of the Commitments contemplated by this Section 10.23.

(f)        From and after the Closing Date, (i) each Exiting Lender shall cease to be a party to this Agreement, (ii) no Exiting Lender shall have any obligations or liabilities under this Agreement with respect to the period from and after the Closing Date and, without limiting the foregoing, no Exiting Lender shall have any Commitment under this Agreement or any L/C Obligations outstanding hereunder and (iii) no Exiting Lender shall have any rights under the Existing Credit Agreement, this Agreement or any other Loan Document (other than rights under the Existing Credit Agreement expressly stated to survive the termination of the Existing Credit Agreement and the repayment of amounts outstanding thereunder).

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ANTERO MIDSTREAM PARTNERS LP
By: Antero Midstream Partners GP LLC, its general partner

By:	/s/ Alvyn A. Schopp
Name:	Alvyn A. Schopp
Title:	Chief Administrative Officer,
Regional Senior Vice President and
Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender, Swingline Lender and L/C Issuer

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Director

JPMorgan Chase Bank, N.A.,
as a Lender and L/C Issuer

By:	/s/ David Morris
Name:	David Morris
Title:	Authorized Officer

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Managing Director

Barclays Bank PLC,
as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

Capital One, National Association,
as a Lender

By:	/s/ Matthew Brice
Name:	Matthew Brice
Title:	Vice President

Citibank, N.A.,
as a Lender

By:	/s/ Phil Ballard
Name:	Phil Ballard
Title:	Vice President

Credit Agricole Corporate and Investment Bank,
as a Lender

By:	/s/ David Gurghigian
Name:	David Gurghigian
Title:	Managing Director

By:	/s/ Nimisha Srivastav
Name:	Nimisha Srivastav
Title:	Director

The Bank of Nova Scotia,
as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

BMO Harris Bank N.A.,
as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Director

Credit Suisse AG, Cayman Islands Branch,
as a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
Name:	Christopher Zybrick
Title:	Authorized Signatory

Sumitomo Mitsui Banking Corporation,
as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

The Toronto-Dominion Bank, New York Branch,
as a Lender

By:	/s/ Elisa Pileggi
Name:	Elisa Pileggi
Title:	Authorized Signatory

U.S. Bank National Association,
as a Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Vice President

Compass Bank,
as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

Bank of America, N.A.,
as a Lender

By:	/s/ Greg M. Hall
Name:	Greg M. Hall
Title:	Vice President

Branch Banking and Trust Company,
as a Lender

By:	/s/ Greg Krablin
Name:	Greg Krablin
Title:	Vice President

Canadian Imperial Bank of Commerce, New York Branch,
as a Lender

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

DNB Capital,
as a Lender

By:	/s/ James Grubb
Name:	James Grubb
Title:	Vice President

By:	/s/ Robert Dupree
Name:	Robert Dupree
Title:	Senior Vice President

PNC Bank, National Association,
as a Lender

By:	/s/ Denise S. Davis
Name:	Denise S. Davis
Title:	Vice President

ING Capital LLC,
as a Lender

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Managing Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

SCHEDULE 2.01

Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage
Wells Fargo Bank, National Association	$105,000,000	7.000000000%
JPMorgan Chase Bank, N.A.	$105,000,000	7.000000000%
ABN AMRO Capital USA LLC	$95,000,000	6.333333333%
Barclays Bank PLC	$95,000,000	6.333333333%
Capital One, National Association	$95,000,000	6.333333333%
Citibank, N.A.	$95,000,000	6.333333333%
Credit Agricole Corporate and Investment Bank	$95,000,000	6.333333333%
The Bank of Nova Scotia	$95,000,000	6.333333333%
BMO Harris Bank N.A.	$65,000,000	4.333333333%
Credit Suisse AG, Cayman Islands Branch	$65,000,000	4.333333333%
Sumitomo Mitsui Banking Corporation	$65,000,000	4.333333333%
The Toronto-Dominion Bank, New York Branch	$65,000,000	4.333333333%
U.S. Bank National Association	$65,000,000	4.333333333%
Compass Bank	$65,000,000	4.333333333%
Bank of America, N.A.	$55,000,000	3.666666667%
Branch Banking and Trust Company	$55,000,000	3.666666667%
Canadian Imperial Bank of Commerce, New York Branch	$55,000,000	3.666666667%
DNB Capital LLC	$55,000,000	3.666666667%
PNC Bank, National Association	$55,000,000	3.666666667%
ING Capital, LLC	$55,000,000	3.666666667%

Total	$1,500,000,000	100%

SCHEDULE 2.03

Existing Letters of Credit

None.

SCHEDULE 5.06

Litigation

None.

SCHEDULE 5.08(b)

Owned Real Property:

[see attached]

Easements:

[see attached]

Easements

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EX'ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	CLINE LATERAL (OH)	SIMMONS, ROBERT	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/19/2014	01-0021295.002			NOBLE
OH	CLINE LATERAL (OH)	LUCAS, KENNETH	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/14/2014	01-0021319.000 01-0021319.002			NOBLE
OH	CLINE LATERAL (OH)	LONG, DARRELL L.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/21/2014	01-0021319.001			NOBLE
OH	CLINE LATERAL (OH)	HOUSE, ROY D. & DIXIE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/14/2014	01-0021321			NOBLE
OH	JR LATERAL	ERVIN, STEVEN ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/6/2013	01-0021322.001	3/7/2014	242/626-632 #201463984	NOBLE
OH	CLINE LATERAL (OH)	MELLOTT, JUSTIN	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/14/2014	01-0021326			NOBLE
OH	CLINE LATERAL (OH)	NEWELL, JAMES MARK	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/12/2014	01-0050044.000			NOBLE
OH	SOUTH FORKS	HUPP, ALBERT F.	ANTERO MIDSTREAM LLC	COMPRESSOR SITE AGREEMENT	7/6/2014	01-006007			MONROE
OH	CLINE LATERAL (OH)	PODRASKY, J.D.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/19/2014	01-21292.000 01-0021295.000			NOBLE

OH	CLINE LATERAL (OH)	BROCK, MARK T.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/15/2014	01-21325.000 01-21320.000	NOBLE
OH	TROYER LATERAL	BATESVILLE SPORTSMAN'S CLUB, INC	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/17/2014	01-50060.000	NOBLE
OH	ANDES LATERAL	LONG, MARTIN R. LONG, ROBIN R. LONG, MARTIN N. LONG, CLINTON R.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/20/2014	01-50095.000	NOBLE
OH	ANDES LATERAL	LONG, ROGER L. LONG, MARJORIE LONG, RHONDA L. LONG, GLEN A. LONG, LORI L.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/23/2014	01-50096.000	NOBLE
OH	KIRKWOOD LATERAL	MILLER, JOAS AND FANNIE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/26/2014	04-00222 04-00224	BELMONT
OH	KIRKWOOD LATERAL	TRIPLE B TRUCKING	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/8/2014	04-00232 04-00223	BELMONT
OH	KIRKWOOD LATERAL	TRIPLPE B. TRUCKING, INC.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/8/2014	04-00232.000 04-00223.000	BELMONT
OH	CLEVELAND LATERAL	WAGNER JR. , DAVID	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	10/10/2014	04-00234.000 04-00234.003	BELMONT

OH	KIRKWOOD LATERAL	KEATING, JOHN W, & JEAN A.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	7/10/2014	04-00235 04-00237	BELMONT
OH	CLEVELAND LATERAL	SURRATT, HAROLD CHRISLIP, JEANNE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/29/2014	04-00239.000 04-00274.000 04-00275.000	BELMONT
OH	KIRKWOOD LATERAL	SURRATT, HAROLD CHRISLIP, JEANNE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/27/2014	04-00239.000 04-00274.000 04-00275.000	BELMONT
OH	KIRKWOOD LATERAL	GEMMA, ANTHONY M.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	7/14/2014	04-00242.000	BELMONT
OH	KIRKWOOD LATERAL	KELLER, JOHN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	7/11/2014	04-00243 04-00244	BELMONT
OH	CLEVELAND LATERAL	KELLER, JOHN & KIMBERLY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/29/2014	04-00244.000	BELMONT
OH	KIRKWOOD LATERAL	BORING, GARY LEE JR	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/13/2014	04-00247.003	BELMONT
OH	KIRKWOOD LATERAL	MARSH, BRENT	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/4/2014	04-00249.000	BELMONT
OH	KIRKWOOD LATERAL	MILLIKEN, ROBERT P.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/5/2014	04-00252.000	BELMONT

OH	KIRKWOOD LATERAL	AMHERST SPORTSMAN CLUB, INC.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT		04-00275.002 04-00275.003 04-00275.004			BELMONT
OH	KIRKWOOD LATERAL	JABER, MERWAN MARK	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	7/31/2014	04-00276.000			BELMONT
OH	KIRKWOOD LATERAL	ALERT BOOSTER CAMP, INC.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/15/2014	04-00427			BELMONT
OH	BISHOP LATERAL	OHIO GATHERING LLC	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	8/5/2014	06-002018.000 20-022013.0000			MONROE
OH	SOUTH FORK CS	MCCONNELL, KAYLEE	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	7/31/2014	06-0050050 06-0070050 06-0080021 06-0080020			MONROE
OH	BISHOP LATERAL	DIMMERLING, DARREN AND KATHY L.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	4/29/2014	06-01009.0000 06-01009.1000 06-02009.0000			MONROE
OH	BISHOP LATERAL	DIMMERLING, DARREN	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	8/20/2014	06-02009.0000			MONROE
OH	BISHOP LATERAL	DIMMERLING, DARREN	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	8/20/2014	06-02009.0000			MONROE
WV	CAMPBELL	ZINN, DARRELL R., ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/26/2012	10-13-24.1; 10-13-23	5/22/2013	321/627 #201300002447	RITCHIE
WV	CAMPBELL	ZINN, DARRELL R., ET UX	ANTERO MIDSTREAM LLC	OF PERMANENT EASEMENT AGREEMENT	1/7/2013	10-13-24.1; 10-13-24	5/22/2013	321/634 #201300002448	RITCHIE

WV	CAMPBELL	RICHARDS, GARY A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/24/2012	10-13-25; 10-13-25.1	5/21/2013	321/752 #201300002521	RITCHIE
WV	CAMPBELL	RICHARDS, GARY A.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	11/23/2012	10-13-25; 10-13-25.1	11/17/2013	321/759 #201300002522	RITCHIE
WV	CAMPBELL	CAMPBELL, JOHN & LINDA J.	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	11/5/2012	10-13-30.2	5/28/2013	321/786 #201300002526	RITCHIE
WV	CAMPBELL	CAMPBELL, JOHN & LINDA J.	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD AGREEMENT	12/15/2012	10-13-30.2	5/28/2013	791/794 #201300002	RITCHIE
WV	CAMPBELL	CUNNINGHAM, FRANK & PAT	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	10/26/2012	10-13-31;	5/28/2013	321/727 #201300002515	RITCHIE
WV	CAMPBELL	CUNNINGHAM, FRANK & PAT	ANTERO MIDSTREAM LLC	OF PERMANENT EASEMENT AGREEMENT	11/8/2012	10-13-31;	5/28/2013	321/730 #201300002516	RITCHIE
WV	CAMPBELL	CLAYTON, JOAN HIGH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/15/2012	10-13-32	6/28/2012	316/936 #201200002098	RITCHIE
WV	CAMPBELL	CLAYTON, JOAN HIGH	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	11/14/2012	10-13-32	2/21/2013	1/30/2014	RITCHIE
WV	CAMPBELL	CLAYTON, JOAN HIGH	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	11/14/2012	10-13-32	2/21/2013	319/26 #201300000810	RITCHIE
WV	OSBORNE	NESS, ASHLEY	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD EASEMENT AGREEMENT	7/21/2014	10-14-1			RITCHIE
WV	CAMPBELL	NESS, ASHLEY E., JR.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/11/2012	10-14-1; 10-14-2; 10-14-5; 10-14-6; 10-14-7; 10-14-8	9/4/2013	322/803 #201300004109	RITCHIE

WV	CAMPBELL	NESS, ASHLEY E., JR.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND EASEMENT	11/8/2012	10-14-1; 10-14-2; 10-14-5; 10-14-6; 10-14-7; 10-14-8	9/4/2013	322/810 #201300004110	RITCHIE
WV	CAMPBELL	NESS, ASHLEY E., JR.	ANTERO MIDSTREAM LLC	VALVE SITE	11/8/2012	10-14-1; 10-14-5; 10-14-6; 10-14-7	9/4/2013	322/812 #201300004111	RITCHIE
WV	CARLISLE	GROSE, CHRISTINA C.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/2/2013	10-14-16	OPTION ONLY PAID	OPTION ONLY	RITCHIE
WV	CARLISLE	WEEKLEY, MARY LOU ET AL	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	5/2/2013	10-14-18.1	OPTION ONLY PAID	OPTION ONLY	RITCHIE
WV	CARLISLE	WEEKLEY, MARY LOU ET AL	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	5/2/2013	10-14-18.1	OPTION ONLY PAID	OPTION ONLY	RITCHIE
WV	CARLISLE	WEEKLEY, DAVID MARTIN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/2/2013	10-14-19; 10-14-20; 10-14-20.1; 10-14-20.7	OPTION ONLY PAID	OPTION ONLY	RITCHIE
WV	OSBORNE	HARSHBARGER,JA SON & MICHELLE	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD AGREEMENT	8/19/2014	10-14-2			RITCHIE
WV	CAMPBELL	ANTILL - O'NEIL HEIRS	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/23/2012	10-14-3.1 10-14-10	6/28/2012	316/981 #201200002133	RITCHIE
WV	CAMPBELL	ANTILL - O'NEIL HEIRS	ANTERO MIDSTREAM LLC	DEED AND EASEMENT	6/4/2012	10-14-3.1 10-14-10	6/28/2012	316/956 #201200002131	RITCHIE
WV	CAMPBELL	CUNNINGHAM, FRANK & PAT	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/20/2012	10-14-8.1; 10-13-31	5/28/2013	321/720 #201300002514	RITCHIE
WV	CAMPBELL	CAMPBELL, JOHN & LINDA J.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/17/2012	10-19-4.1 10-13-28.3 10-13-30 10-13-30.1 10-13-30.2	5/28/2013	778/783 #201300002	RITCHIE

WV	CAMPBELL	CAMPBELL, JOHN & LINDA J.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	11/15/2012	10-19-4.1; 10-13-28.3; 10-13-30; 10-13-30.1; 10-13-30.2	5/28/2013	778/773 #201300002525	RITCHIE
WV	SOUTH WHITE OAK CS	JENNINGS,LINDA HILEY,DANITA K.	ANTERO MIDSTREAM LLC	OPTION PAYMENT FOR COMPRESSOR SITE	9/5/2014	10-27-14 7-16-10			RITCHIE
WV	RICHARDS	BERKLEY,JUNE C. FAMILY TRUST	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD TO VALUE SITE	8/13/2014	10-9-1.1	PENDING	PENDING	RITCHIE
WV	OSBORNE	LANGFORD, JACK & LINDA	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD EASEMENT AGREEMENT	7/16/2014	10-9-10 10-9-12.2			RITCHIE
WV	CAMPBELL	GRIMM, BARRY D.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/5/2012	10-9-17	2/7/2013	318/962 #201300000533	RITCHIE
WV	OSBORNE	GRIMM, BARRY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/1/2014	10-9-17			RITCHIE
WV	OSBORNE	GRIMM, BARRY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT ACCESS ROAD	7/11/2014	10-9-17			RITCHIE
WV	OSBORNE	GUTHRIE, JACK R.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/28/2014	10-9-18.1 10-9-18			RITCHIE
WV	OSBORNE	GUTHRIE, JACK R.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND ACCESS ROAD AGREEMENT	7/17/2014	10-9-18.1 10-9-18			RITCHIE

WV	OSBORNE	GUTHRIE, JACK R.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND ACCESS	8/14/2014	10-9-18.1 10-9-18			RITCHIE
WV	OSBORNE	GUTHRIE, JACK R.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND TEMPORARY WAREYARD AGREEMENT	7/17/2014	10-9-18.1 10-9-18			RITCHIE
WV	OSBORNE	MORRISON, PHYLLIS T.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/12/2014	10-9-20			RITCHIE
WV	MID-CANTON COMPRESSOR SITE	D. SATTERFIELD, LORI	ANTERO MIDSTREAM LLC	AGREEMENT (COMPRESSOR SITE)	5/30/2014	1-12-2			TYLER
WV	HEASTER	MCCRAY, JOSEPH	ANTERO MIDSTREAM LLC	FACILITY EASEMENT AGREEMENT	5/2/2014	1-12-31			TYLER
WV	HEASTER	MCCRAY, JOSEPH	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	5/2/2014	1-12-31	N/A	N/A	TYLER
WV	HEASTER	HALL, GARY & KATHADINA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	5/13/2014	1-12-31.1 1-8-26	N/A	N/A	TYLER
WV	MID CANTON CS	VANDINE,SAM	ANTERO MIDSTREAM LLC	OPTION PAYMENT TO PURCHASE	8/30/2014	1-12-33 1-12-34			TYLER
WV	FRITZ	HORTON, JUDY	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	3/29/2014	1-15-20	N/A	N/A	DODDRIDGE
WV	FRITZ	FRITZ, EUGENE & ROXANNE	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	3/31/2014	1-15-9.1	N/A	N/A	DODDRIDGE
WV	WEST END CONNECTOR	GEORGE W. ASH	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/2/2014	1-17-13			DODDRIDGE

WV	KARL EXPRESS	HURST,RONALD & FRANCES	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/16/2014	1-17-13.1 1-17-24.1	N/A	N/A	TYLER
WV	KARL EXPRESS	DAVIS,RYAN & CARRIE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/18/2014	1-17-15 1-17-15.1 1-18-7	N/A	N/A	TYLER
WV	KARL EXPRESS	GALLOP,HARRY & VONDA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/3/2014	1-17-16	N/A	N/A	TYLER
WV	WEST END CONNECTOR	MEREDITH,ROY ALFRED	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/3/2014	1-17-2.1 1-17-2.2 1-17-2.3 1-17-2			DODDRIDGE
WV	WEST END CONNECTOR	STANLEY, WILLIAM J.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/21/2014	1-18-10	N/A	N/A	DODDRIDGE
OH	KIRKWOOD LATERAL	BURWELL, CHARLES R. & CHAD R.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	7/12/2014	12-00361.006			GUERNSEY
OH	KIRKWOOD LATERAL	MCBURNEY, BRIAN	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	7/15/2014	12-00361.007			GUERNSEY
OH	KIRKWOOD LATERAL	CARPENTER, JAMES S. & TERRY	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	7/12/2014	12-00361.008			GUERNSEY
OH	KIRKWOOD LATERAL	CRAVAT COAL COMPANY	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	10/3/2014	12-00448.000 12-00449.000			GUERNSEY

OH	KIRKWOOD LATERAL	JENKINS, JAMES J. & ARLENE M.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	7/16/2014	12-00448.008			GUERNSEY
WV	WEST END CONNECTOR	HUNTER,DAVID & JANE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/3/2014	1-20-6.1			DODDRIDGE
WV	WEST END CONNECTOR	STINESPRING, VICTOR G. ET AL	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/19/2014	1-2-1 1-2-1.1			DODDRIDGE
WV	KARL EXPRESS	SHEPHERD, JAMES E. ii	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/18/2014	1-3-1 1-3-2 1-3-2 1 1-3-2.2	N/A	N/A	DODDRIDGE
WV	KARL EXPRESS	KELLY, STEVEN W. & VICKY LYNN	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/25/2014	1-3-10.1	N/A	N/A	DODDRIDGE
WV	KARL EXPRESS	JAMES JEFFERY & MARLA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/17/2014	1-3-12	N/A	N/A	DODDRIDGE
WV	WEST END CONNECTOR	BEE,DORIS,HILEMA N & JAMES,JEFFERY	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/17/2014	1-3-13 1-3-15			DODDRIDGE
WV	KARL EXPRESS	JEFFERY,JAMES	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/17/2014	1-3-14	N/A	N/A	DODDRIDGE
WV	HEASTER	ADKINS, RAY EDWARDS	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	7/11/2014	1-3-3	N/A	N/A	TYLER
WV	WEST END CONNECTOR	SHEPHERD, MICHAEL	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/18/2014	1-3-4	N/A	N/A	DODDRIDGE

WV	HEASTER	WILEY, TERRY LEE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	6/23/2014	1-3-4 1-3-4.1	N/A	N/A	TYLER
WV	KARL EXPRESS	HOLDEN, MARY LOU	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/16/2014	1-3-8	N/A	N/A	DODDRIDGE
WV	KARL EXPRESS	HOLDEN, MARY LOU	ANTERO MIDSTREAM LLC	AGREEMENT AND ACCESS ROAD AGREEMENT	10/2/2014	1-3-8	N/A	N/A	DODDRIDGE
WV	KARL EXPRESS	HOLDEN, MARY LOU	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND WAREYARD AGREEMENT	10/2/2014	1-3-8	N/A	N/A	DODDRIDGE
WV	HEASTER	STEWART, DAVID & R. DIANNA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	5/6/2014	1-3-9 1-3-10 1-3-11 6-6-11	N/A	N/A	TYLER
WV	HEASTER	STEWART, DAVID & DIANNA	ANTERO MIDSTREAM LLC	AGREEMENT AND ACCESS ROAD AGREEMENT	6/3/2014	1-3-8 6-6-11	N/A	N/A	TYLER
WV	WEST END CONNECTOR	SHEPHERD, MICHAEL	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/22/2014	1-3-11 1-4-10 1-4-11.1 1-4-14.1			DODDRIDGE
WV	GRAFF LINE	FERGUSON,ROGE R	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/9/2014	1-4-10.2	N/A	N/A	TYLER
WV	WEST END CONNECTOR	CHIPPS, EUGENE VANCE,II	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/18/2014	1-4-11 1-4-13 1-4-14			DODDRIDGE
WV	WEST END CONNECTOR	JAMES, MICHAEL BRIAN	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	10/2/2014	1-4-12			DODDRIDGE
WV	HEASTER LATERAL	UNDERWOOD, RAYMOND	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/24/2014	1-4-12			TYLER

WV	SANCHO	UNDERWOOD, RAYMOND	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	4/17/2014	1-4-12			TYLER
WV	SANCHO	UNDERWOOD, RAYMOND	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	4/18/2014	1-4-12			TYLER
WV	SANCHO	UNDERWOOD, RAYMOND	ANTERO MIDSTREAM LLC	OPTION FOR ACCESS ROAD EASEMENT AGREEMENT	4/18/2014	1-4-12			TYLER
WV	PIERPOINT	UNDERWOOD, RAYMOND V.	ANTERO MIDSTREAM LLC	OF OPTION & PERMANENT EASEMENT	10/1/2014	1-4-13			TYLER
WV	WEST END CONNECTOR	LOONY,MICHAEL L.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/16/2014	1-4-17			DODDRIDGE
WV	KARL EXPRESS	JONATHAN DAVIS, L.DIANE DAVIS, JEFFERY DAVIS &	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/29/2014	1-4-35 1-4-36 1-4-37			DODDRIDGE
WV	WEST END CONNECTOR	HAYHURST,ELI, W. & HAYHURST, JEFFREY A.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/22/2014	1-4-22.2			DODDRIDGE
WV	COFOR	LAMBERT, GEORGE	ANTERO MIDSTREAM LLC	FACILITY EASEMENT AGREEMENT		1-4-33			DODDRIDGE
WV	MIDDLE	DAVIS,JONATHAN L. ET AL	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/22/2014	1-4-37.1 1-4-19 1-4-37.2 1-4-37			DODDRIDGE
WV	PIERPOINT	BAKER,MARSHALL	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT	2/12/2014	1-4-4.1	N/A	N/A	TYLER
WV	SANCHO	RIPLEY,ROBERT RIPLEY-WOLF, VIRGINIA	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	8/29/2014	1-4-6			TYLER
WV	HEASTER	ASH, CATHY JO, ET AL	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	6/20/2014	1-4-6.4	N/A	N/A	TYLER
WV	HEASTER	ASH, CATHY JO, ET AL	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	6/20/2014	1-4-6.4	N/A	N/A	TYLER

WV	HEASTER	MCMULLEN, LARRY D	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	6/20/2014	1-4-6.4	N/A	N/A	TYLER
WV	HEASTER	MCMULLEN, LARRY D	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	6/20/2014	1-4-6.4	N/A	N/A	TYLER
WV	SANCHO	McMuLLEN, VIRGIL, ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENTAN D SURFACE FACILITY EASEMENT AGREEMENT	6/20/2014	1-4-6.4	N/A	N/A	TYLER
WV	SANCHO	MCMULLEN, DENVER HEASTER, PATSY, MCMULLEN, VIRGIL WARNER, MARCIA ASH, CATHY JO	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT ACCESS ROAD AGREEMENT	8/13/2014	1-4-6.4	N/A	N/A	TYLER
WV	WEST END CONNECTOR	COTTRILL, WILLIAM F., JR.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/23/2014	1-6-1	N/A	N/A	DODDRIDGE
WV	WEST END CONNECTOR	COTTRILL, WILLIAM F., JR.	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD AGREEMENT	8/23/2014	1-6-1			DODDRIDGE
WV	NICHOLS	KELLEY, KIMELA & CHARLES	ANTERO MIDSTREAM LLC	PARMANET AGREEMENT AND WAREYARD AGREEMENT	4/25/2014	1-6-12 1-6-17			DODDRIDGE
WV	NICHOLS	KELLEY, KIMELA & CHARLES	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND ACCESS ROAD AGREEMENT	4/25/2014	1-6-12 1-6-17			DODDRIDGE
WV	NICHOLS	KELLEY, KIMELA & CHARLES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/29/2014	1-6-12 1-6-17			DODDRIDGE

WV	BALLI LINE	SPELLMAN,DONNA K.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/10/2014	1-6-20			DODDRIDGE
WV	COTTRILL COMPRESSOR SITE	NICHOLS, JERRY L	ANTERO MIDSTREAM LLC	OPTION AGREEMENT (COMPRESSOR SITE)	4/19/2014	1-6-24	N/A	N/A	DODDRIDGE
WV	NICHOLS	LEACH, MICHELE PRUTSMAN, SUSAN PERINE, GERALD ANDREW	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/28/2014	1-6-26			DODDRIDGE
WV	VOGT	KNUDSEN, ELAINE T.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/13/2012	1-6-31	2/22/2013	305/282 #172462	DODDRIDGE
WV	BALLI	KNUDSEN, ELAINE T.	ANTERO MIDSTREAM LLC	OPTION AND PERMANENT EASEMENT AGREEMENT	7/29/2014	1-6-31 1-6-31.1	N/A	N/A	DODDRIDGE
WV	VOGT	JACKSON, ROBERT P.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/7/2012	1-6-37	2/22/2013	305/297 #172470	DODDRIDGE
WV	VOGT	COASTAL FOREST RESOURCE COMPANY	ANTERO MIDSTREAM LLC	PIPELINE RIGHT OF WAY AGREEMENT	1/7/2013	1-6-37.1	9/19/2013	313/252 #183428	DODDRIDGE
WV	VOGT	COTTRILL, BRENT ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/13/2012	1-6-43 aka 1-7-20	9/11/2013	312/419 #182965	DODDRIDGE
WV	NICHOLS	McCULLOUGH, RICHARD F.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/13/2014	1-6-5	N/A	N/A	DODDRIDGE
WV	NICHOLS LATERAL	MCCULLOUGH, RICHARD F	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/13/2014	1-6-5			DODDRIDGE
WV	COTTRILL COMPRESSOR SITE	JAMES, WILLIAM PATRICK	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	5/17/2014	1-6-6	N/A	N/A	DODDRIDGE
WV	DIANE DAVIS	DAVIS, JONATHAN L.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	5/6/2014	1-7-1	N/A	N/A	DODDRIDGE

WV	DIANE DAVIS	DAVIS, JONATHAN L.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND ACCESS ROAD AGREEMENT	5/6/2014	1-7-1			DODDRIDGE
WV	DIANE DAVIS	DAVIS, JONATHAN L.	ANTERO MIDSTREAM LLC	TEMPORARY SURFACE FACILITY EASEMENT AND OPTION AGREEMENT	9/22/2014	1-7-1	N/A	N/A	DODDRIDGE
WV	DIANE DAVIS	DAVIS,JONATHAN L.	ANTERO MIDSTREAM LLC	TEMPORARY SURFACE FACILITY EASEMENT AGREEMENT	9/22/2014	1-7-1			DODDRIDGE
WV	HEASTER	RIGGS, DONALD O.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/21/2014	1-7-16	N/A	N/A	TYLER
WV	COFOR	LAMBERT, GEORGE & DONNA	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	4/22/2014	1-7-17 1-7-18	N/A	N/A	DODDRIDGE
WV	HEASTER	GERATH, ANITA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/27/2014	1-7-18 1-7-18.1	N/A	N/A	TYLER
WV	HEASTER	NEFF, LARRY L.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/26/2014	1-7-18.3	N/A	N/A	TYLER
WV	HEASTER	KING, JOSEPH F. & ELMA M.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/14/2014	1-7-19.1 1-7-19.2	N/A	N/A	TYLER
WV	HEASTER	DAVIS, BARBARA DAVIS, ROBERT	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	5/8/2014	1-7-3	N/A	N/A	TYLER

WV	COFOR	LAMBERT, GEORGE & DONNA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/22/2014	1-7-4 1-7-16 1-7-17 1-7-18			DODDRIDGE
WV	COFOR	LAMBERT, GEORGE & DONNA	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/22/2014	1-7-4 1-7-17 1-7-18 1-7-18.1	N/A	N/A	DODDRIDGE
WV	COFOR	LAMBERT, GEORGE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/22/2014	1-7-4 1-7-18 1-7-17 1-4-33			DODDRIDGE
WV	BALLI	JONES, JEFFERY K, SR.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/18/2014	1-7-7.1	10/8/2014	336/342 #212569	DODDRIDGE
WV	BALLI	JONES, JEFFERY K, SR.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	10/7/2014	1-7-7.1			DODDRIDGE
WV	PIERPOINT	ESTLACK, E. THOMAS & CRYSTALEE T.	ANTERO MIDSTREAM LLC	TEMPORARY VEHICLE PULL- OFF AREA	7/23/2014	1-8-24.1	N/A	N/A	TYLER
WV	PIERPOINT	ESTLACK, THOMAS & CRYSTALEE	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	5/5/2014	1-8-24.3	N/A	N/A	TYLER
WV	ALVADORE	McCLOY, ALVADORE McCLOY, FRANCES JEAN	ANTERO MIDSTREAM LLC	OF CONSIDERATIO N FOR PERMANENT	7/30/2014	1-8-31 1-9-22			DODDRIDGE
WV	DOTSON HOLLAND	ANKROM, BERNA KAY	ANTERO MIDSTREAM LLC	TERMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/28/2014	1-8-31.2	N/A	N/A	DODDRIDGE

WV	DOTSON HOLLAND	FRIEND, RANDALL ERIC	ANTERO MIDSTREAM LLC	AGREEMENT AND ACCESS ROAD AGREEMENT	4/30/2013	1-8-38.2	N/A	N/A	DODDRIDGE
WV	VOGT	VOGT, GREGORY R. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT & ACCESS ROAD AGREEMENT	9/18/2012	1-9-18 1-9-18.1	2/22/2013	305/320 #172477	DODDRIDGE
OH	KIRKWOOD LATERAL	HALL, BOYD, & INEZ	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	7/13/2014	20-0000239.000 20-0000240.000			GUERNSEY
OH	KIRKWOOD LATERAL	CLARK, PATRICK D. & DEBORAH M.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	7/17/2014	20-0001245.000 20-0001241.000			GUERNSEY
OH	KIRKWOOD LATERAL	BIRNEY, CARL J. ET UX	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	6/19/2014	20-00036			GUERNSEY
OH	KIRKWOOD LATERAL	BOND, ROBERT W. & DONNA E.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	7/14/2014	20-00065.000 20-00070.000 20-00071.000			GUERNSEY
OH	KIRKWOOD LATERAL	PARSONS, GARY D ET UX	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	6/18/2014	20-00152			GUERNSEY
OH	KIRKWOOD LATERAL	ST. CLAIR, JANICE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	7/12/2014	20-00190.000			GUERNSEY
OH	KIRKWOOD LATERAL	KAURICH, ADAM & KARRI	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	7/10/2014	20-00275.010 20-00275.011 20-00275.012			GUERNSEY
OH	KIRKWOOD LATERAL	SHEPPARD, DAVID	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	7/26/2014	20-00574 20-00575			GUERNSEY
OH	KIRKWOOD LATERAL	SHEPPARD, WILLIAM	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/3/2014	20-00575.001			GUERNSEY
OH	KIRKWOOD LATERAL	STINE, DAVID ST UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	6/19/2014	20-00596			GUERNSEY

OH	KIRKWOOD LATERAL	STINE, DAVID ST UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/19/2014	20-00596			GUERNSEY
OH	KIRKWOOD LATERAL	METTS, DURWARD D. & BETTY J.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	7/29/2014	20-00667			GUERNSEY
OH	SOUTH FORKS	MILLER, RAYMOND F. & SALOMA J.	ANTERO MIDSTREAM LLC	COMPRESSOR SITE AGREEMENT	6/9/2014	20-008005			MONROE
OH	WILSON LATERAL	RUBEL, GARY ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/16/2013	20-010003.000 20-010004.000 21-010005.000	2/12/2014	265/653-660 #201400073543	MONROE
OH	KIRKWOOD LATERAL	HERSHBERGER, ELI A. & KATHERINE E.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/12/2014	20-01189			GUERNSEY
OH	BETTS	BETTS, TIMOTHY R. HENTHORN, VALERIE M. LUMBATIS, LISA A. , AS TRUSTEE OF THE BETTS FAMILY TRUST	ANTERO MIDSTREAM LLC	OPTION & PERMANENT EASEMENT AGREEMENT	5/8/2014	20-014008 22-002004			MONROE

OH	SCOTT LATERAL	SCOTT, MARY D	ANTERO MIDSTREAM LLC	OPTION/PERMA NENT EASEMENT AGREEMENT	7/15/2014	20-015010 20-016010			MONROE
OH	SCOTT LATERAL	BIEDENBACH, MARY ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	7/18/2014	20-015016			MONROE
OH	SCOTT LATERAL	SCOTT, FRANKLIN & MARTHA	ANTERO MIDSTREAM LLC	NENT EASEMENT AGREEMENT	7/2/2014	20-016001			MONROE
OH	COMPRESSOR SITE	DAVISSON, CRAIG	ANTERO MIDSTREAM LLC	OPTION TO LEASE AGREEMENT	5/18/2014	20-019011			MONROE
OH	SOUTH FORKS	TONKOVICH, LORA J.	ANTERO MIDSTREAM LLC	COMPRESSOR SITE AGREEMENT	6/17/2014	20-019012			MONROE
OH	FARNSWORTH LATERAL	FARNSWORTH, BRADLEY ALLEN	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/24/2014	20-021004			MONROE
OH	FARNSWORTH LATERAL	HUFFMAN, JERRY & REBECCA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	7/20/2014	20-022002			MONROE
OH	BISHOP LATERAL	DAVIISSON, CRAIG A., EXECUTOR, FOR ESTATE OF FRED DAVISSON	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	2/6/2014	20-19011.000			MONROE
OH	BISHOP LATERAL	TONKOVICH, LORA J.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	8/31/2014	20-19012			MONROE
OH	BISHOP LATERAL	TONKOVICH, LORA J.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	8/31/2014	20-19012			MONROE
OH	BISHOP LATERAL	TONKOVICH, LORA J.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	2/7/2014	20-19012.000	9/26/2014	285 / 785-792 #201400078450	MONROE
OH	BISHOP LATERAL	ULRICH, FRED J.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	2/20/2014	20-22004.0000 20-19007.0000			MONROE
WV	JARVISVILLE TO EQT	POTH, KEVIN J.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	8/4/2014	20-364-14	N/A	N/A	HARRISON
WV	JARVISVILLE TO EQT	MOUNTAIN LAKES, LLC.	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE AGREEMENT	8/4/2014	20-364-2	N/A	N/A	HARRISON
OH	KURTZ LATERAL	RUBEL, DAVID	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	6/30/2014	21-006009			MONROE
OH	MELVIN LATERAL	RUBEL, DAVID	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	6/30/2014	21-006009			MONROE
OH	MILLER LATERAL	RUBEL, THOMAS NEIL	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	9/4/2014	21-009006			MONROE

OH	BISHOP LATERAL	HARTSHORN, JAMES D.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	2/11/2014	21-18015.000			MONROE
OH	BISHOP LATERAL	REED, ROGER	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	2/1/2014	21-22008.000			MONROE
OH	WILSON LATERAL	RUBEL, GARY ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/16/2013	23-0021137.000	2/12/2014	241/47-54 #201400063609	NOBLE
OH	WILSON LATERAL	HAMONANGAN BROTHERS, INC.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/17/2013	23-0021139.000	2/12/2014	241/55-62 #201400063610	NOBLE
WV	NALLEY TO EH	KOONTZ, RALPH D. AND MARY JO.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	6/24/2014	2-5-3 4-9-11			TYLER
WV	NALLEY TO EH	KOONTZ, GARY K. & TRACY J.	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD AGREEMENT	6/23/2014	2-5-4; 2-6-33; 2-6-33.1			TYLER
WV	J GUM	BRANNON, ROBERT B. & BETTY L.	ANTERO MIDSTREAM LLC	OPTION AND PERMANENT EASEMENT AGREEMENT	7/31/2014	2-6-10.2	N/A	N/A	DODDRIDGE
WV	GUM	MESAROS, WALTER J. & ELIZABETH A.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/18/2014	2-6-10.5	N/A	N/A	DODDRIDGE
WV	GUM	GUM, JOSEPH	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	7/16/2014	2-6-5	N/A	N/A	DODDRIDGE
WV	GUM	RUDDY, ROBERT B. & JOELLE A.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	7/7/2014	2-6-5.3	N/A	N/A	DODDRIDGE
WV	GUM	YEATER, MARCELLA	ANTERO MIDSTREAM LLC	AGREEMENT FOR TEMPORARY	6/25/2014	2-6-9	N/A	N/A	DODDRIDGE
WV	GUM	YEATER, MARCELLA	ANTERO MIDSTREAM LLC	AGREEMENT FOR TEMPORARY	6/25/2014	2-6-9 2-6-9.1	N/A	N/A	DODDRIDGE
OH	CRUM COMPRESSOR	(Grelles) Foraker, Debra Ann Baker, Gary Brett Hague, Terry Quaye	ANTERO MIDSTREAM LLC	EASEMENT AGREEMENT (ACCESS ROAD AND		31-0021105			NOBLE
OH	KRUPA LATERAL	FARRAH, DAVID	ANTERO MIDSTREAM LLC	NT / PERMANENT EASEMENT AGREEMENT FOR KRUPA	8/27/2014	31-0021142.001			NOBLE
OH	MYRON	LAW, MYRON ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEME NT (EXHIBIT)	9/30/2013	31-0021235.000	10/8/2013	233/110-112 #201300061695	NOBLE

OH	MYRON	LAW, MYRON ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT (EXHIBIT)	9/30/2013	31-0021240.000	10/8/2013	233/83-85 #201300061690	NOBLE
OH	MYRON	LAW, MYRON ET AL	ANTERO MIDSTREAM LLC	OF OPTION/EASEME NT (EXHIBIT)	9/30/2013	31-0051215.000	10/8/2013	233/110-112 #201300061695	NOBLE
OH	KRUPA LATERAL	KRUPA, SJIRLEY	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/21/2014	31-021149.000			NOBLE
WV	CANTON EAST	PENNINGTON, DEAN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/10/2013	3-10-23; 3-10-34; 3-10-35	4/23/2013	306/121; #175461	DODDRIDGE
OH	KRUPA LATERAL	STACK, DEAN O.	ANTERO MIDSTREAM LLC	NT / PERMANENT EASEMENT AGREEMENT	8/27/2014	31-21145.000			NOBLE
OH	KRUPA LATERAL	SANFORD, DONALD H.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	7/12/2014	31-21146			NOBLE
WV	NOLAND LINE	VAUGHAN, STEVEN EUGENE VAUGHAN, MARY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/23/2014	3-13-12 3-13-13			RITCHIE
WV	WALNUT WEST	WALNUT INVESTMENT COMAPNY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/7/2014	3-13-14; 3-13-15	PENDING	PENDING	RITCHIE
WV	MID-CANTON COMPRESSOR SITE	PENNSBORO BOARD OF PARK COMMISSIONERS	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	5/15/2014	3-13-17 3-13-17.1 3-13-17.2			RITCHIE
WV	MID-CANTON COMPRESSOR SITE	PENNSBORO BOARD OF PARK COMMISSIONERS	ANTERO MIDSTREAM LLC	AGREEMENT AN D PERMANENT ROAD ACCESS	5/15/2014	3-13-17 3-13-17.1 3-13-17.2			RITCHIE
WV	WEST MOUNTAIN CS	PENNSBORO BOARD OF PARK	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD AGREEMENT	5/28/2014	3-13-17 3-13-17.1 3-13-17.2			RITCHIE
WV	WEST MOUNTAIN CS	WELLS, ROGER & NANCY	ANTERO MIDSTREAM LLC	ACCESS ROAD TO COMPRESSOR	7/29/2014	3-13-18.1			RITCHIE
WV	KELLEY	WAGGONER, EDDY E. WAGGONER, KELLY D.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	5/23/2014	3-13-20 3-13-21			RITCHIE
WV	NOLAND	TERWILLIGER,RAY MOND AND BARBARA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/25/2014	3-13-22			RITCHIE
WV	LEMLEY	HFP,LLC	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	ONLY 6 MONTH	3-13-5			DODDRIDGE

WV	LEMLEY	HFP, LLC	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/30/2014	3-13-5	N/A	N/A	DODDRIDGE
WV	MOUNTAIN COMPRESSOR SITE	BLANKENSHIP, DENNIS	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE	5/19/2014	3-13-8 3-13-8.1 3-13-8.2			RITCHIE
WV	LEMLEY	WILLIAMS, JERRY & GRETA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	5/1/2014	3-13-9			DODDRIDGE
WV	CHARLENE H2O	TOMBLIN, EUSTACE M & RUTH P.	ANTERO MIDSTREAM LLC	WORKSPACE AND TURNAROUND	7/14/2014	3-14-12.1	N/A	N/A	RITCHIE
WV	CHARLENE WATER	TOMBLIN, EUSTACE & RUTH	ANTERO MIDSTREAM LLC	WORKSPACE AGREEMENT/TU RN AROUND	7/14/2014	3-14-12.1	N/A	N/A	RITCHIE
WV	BUCK RUN	JONES, RANDY M. & CAROLYN M.	ANTERO MIDSTREAM LLC	OPTION AND PERMANENT EASEMENT AGREEMENT	8/6/2014	3-14-21	N/A	N/A	RITCHIE
WV	BUCK RUN	JACKSON STEPHENSON	ANTERO MIDSTREAM LLC	PAYMENT FOR EASEMENT AND VALUE SITE	8/15/2014	3-14-22			RITCHIE
WV	BUCK RUN H2O	JACKSON, STEPHEN	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AND OPTION	7/24/2014	3-14-9 3-14-22	N/A	N/A	RITCHIE
WV	BUCK RUN	JACKSON,NORMAN L.	ANTERO MIDSTREAM LLC	OPTION PAYMENT EASEMENT AND VALUE SITE	8/15/2014	3-14-9.2	N/A	N/A	RITCHIE
WV	BUCK RUN	JACKSON,NORMAN L.	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	8/15/2014	3-14-9.2			RITCHIE
WV	BUCK RUN	JACKSON STEPHENSON	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD AGREEMENT	8/15/2014	3-14-9.2			RITCHIE
WV	MULVAY	MULVAY, EDWIN D. & PATRICIA L.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/19/2014	3-15-10	N/A	N/A	RITCHIE
WV	MULVAY	MULVAY,EDWIN AND PATRICIA	ANTERO MIDSTREAM LLC	AGREEMENT AND TEMPORARY ACCESS ROAD	9/17/2014	3-15-10	N/A	N/A	RITCHIE
WV	MULVAY	MULVAY,EDWIN AND PATRICIA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND WAREYARD AGREEMENT	9/17/2014	3-15-10	N/A	N/A	RITCHIE
WV	MULVAY	SCHUMACHER,PET ER & PATRICIA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/20/2014	3-15-17.1	N/A	N/A	RITCHIE
WV	MULVAY	SCHUMACHER,PET ER & PATRICIA	ANTERO MIDSTREAM LLC	OPTION PAYMENT FOR TEMPORARY ACCESS ROAD	9/2/2014	3-15-17.1	N/A	N/A	RITCHIE

WV	MULVAY	BRADLEY, RONALD	ANTERO MIDSTREAM LLC	EASEMENT AGREEMENT FOR SURFACE SITE FACILITY	8/21/2014	3-15-22.1	N/A	N/A	RITCHIE
WV	MULVAY	BRADLEY, RONALD	ANTERO MIDSTREAM LLC	EASEMENT AGREEMENT FOR PERMANENT	8/21/2014	3-15-22.1	N/A	N/A	RITCHIE
WV	LEATHERMAN	LEATHERMAN, DELBERT E. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/2/2012	3-16-15	8/16/2013	311/150 #181593	DODDRIDGE
WV	LEATHERMAN	LEATHERMAN, DELBERT E. ET AL	ANTERO MIDSTREAM LLC	EASEMENT MODIFICATION	11/24/2012	3-16-15	9/6/2013	312/264 #182681	DODDRIDGE
WV	LEATHERMAN	HASS, RONALD M. ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY	8/6/2012	3-16-15.2	11/5/2013	316/589 #186362	DODDRIDGE
WV	LEATHERMAN	HASS, RONALD M. ET AL	ANTERO MIDSTREAM LLC	ROAD ACCESS AGREEMENT	3/30/2012	3-16-15.2	4/27/2012	299/437 #162235	DODDRIDGE
WV	LEATHERMAN	HASS, RONALD M. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/6/2012	3-16-15.2	8/16/2013	311/136 #181591	DODDRIDGE
WV	PEARL JEAN	PENNINGTON, DEAN R. & MARTHA A., H/W	ANTERO MIDSTREAM LLC	COMPRESSOR SITE AND EASEMENT AGREEMENT	3/20/2013	3-16-21 3-17-28	4/17/2014	328/606 #198599	DODDRIDGE
WV	PEARL JEAN	PENNINGTON, DEAN R. & MARTHA A., H/W	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	4/29/2013	3-16-21 3-17-28	9/27/2013	313/472 #183958	DODDRIDGE
WV	MARKWEST TO BOBCAT	WRIGHT, DAWN E.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/3/2014	3-18-4.1	N/A		DODDRIDGE
WV	JACKSON	NOLAND, DARRELL, ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/25/2014	3-19-10.1	N/A	N/A	RITCHIE
WV	JACKSON	NOLAND, DARRELL, ET UX	ANTERO MIDSTREAM LLC	OF OPTION AND PERMANENT EASEMENT AGREEMENT	9/4/2014	3-19-10.1	N/A	N/A	RITCHIE
WV	NOLAND LINE	NOLAND, DARRELL A, ET UX	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT		3-19-10.1, 11			RITCHE
WV	NOLAND	NOLAND, DARREL AND JOY LOU	ANTERO MIDSTREAM LLC	OF OPTION AND PERMANEMT EASEMENT	9/17/2014	3-19-11			RITCHIE
WV	JACKSON	NOLAND, JOY	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	6/25/2014	3-19-22 3-19-30 3-19-22.1	N/A	N/A	RITCHIE

WV	JACKSON	NOLAND, JOY	ANTERO MIDSTREAM LLC	OF OPTION AND PERMANENT EASEMENT	9/4/2014	3-19-22 3-19-30 3-19-22.1	N/A	N/A	RITCHIE
WV	JACKSON	NOLAND, DARREL AND JOY LOU	ANTERO MIDSTREAM LLC	OPTION PAYMENT FOR TEMPORARY ROAD	9/4/2014	3-19-3 3-19-10 3-19-11	N/A	N/A	RITCHIE
WV	JACKSON	NOLAND, JOY	ANTERO MIDSTREAM LLC	OPTION PAYMENT FOR TEMPORARY ROAD	9/4/2014	3-19-30 3-19-30.1	N/A	N/A	RITCHIE
WV	JACKSON	HILVERS, PAUL W.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/16/2014	3-19-31	N/A	N/A	RITCHIE
WV	JACKSON LINE	HILVERS,PAUL W.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/16/2014	3-19-31	N/A	N/A	RITCHIE
WV	KARL EXPRESS	D & M POWELL, LLC	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/19/2014	3-19-31 3-19-32	N/A	N/A	DODDRIDGE
WV	JACKSON LATERAL	HORNER, FRANK JR	ANTERO MIDSTREAM LLC	OPTION & PERMANENT EASEMENT AGREEMENT	5/8/2014	3-19-36	N/A	N/A	RITCHIE
WV	NOLAND	WELLS, BRYAN K.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD	6/5/2014	3-19-4.5	N/A	N/A	RITCHIE
WV	NOLAND	WELLS, BRYAN K. WELLS, LISA A.	ANTERO MIDSTREAM LLC	WAREYARD AGREEMENT	6/5/2014	3-19-4.5			RITCHIE
WV	NOLAND	WELLS, BRYAN K. WELLS, LISA A.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	6/17/2014	3-19-4.5			RITCHIE
WV	JACKSON	DAVIS, JOSEPH P. & KELLY A.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	7/8/2014	3-19-41	N/A	N/A	RITCHIE
WV	JACKSON LATERAL	TALKINGTON, MARGERY ANN	ANTERO MIDSTREAM LLC	OPTION & PERMANENT EASEMENT AGREEMENT	5/8/2014	3-19-47	N/A	N/A	RITCHIE
WV	JACKSON	WRIGHT, ROSA MARIE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/14/2014	3-19-48 8-9-3	N/A	N/A	RITCHIE
WV	JACKSON LATERAL	C , TRUSTEE DEWBERRY LINDA C DEWBERRY TRUST	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	5/23/2014	3-19-49	N/A	N/A	RITCHIE
WV	PEARL JEAN	BYLER, VALENTINE S. & KELLY A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/17/2014	3-19-6	PENDING	PENDING	DODDRIDGE

WV	LEATHERMAN	JETT, GLORIA J.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/1/2012	3-19-7	8/16/2013	311/159 #181594	DODDRIDGE
WV	LEATHERMAN	JETT, GLORIA J.	ANTERO MIDSTREAM LLC	SURFACE FACILITY	9/20/2012	3-19-7	9/19/2013	313/229 #183424	DODDRIDGE
WV	PEARL JEAN	JETT, GLORIA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/23/2014	3-19-7	PENDING	PENDING	DODDRIDGE
WV	BISON	THOMAS,JUANITA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/30/2014	3-21-1 3-21-11			RITCHIE
WV	BISON LINE	SHOWALTER, STEVE AND TERRY	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/8/2014	3-21-2			RITCHIE
WV	BISON	SELLERS, DENNIS J. & DELSA R.	ANTERO MIDSTREAM LLC	OPTION AND PERMANENT EASEMENT AGREEMENT	8/6/2014	3-21-30; 3-21-37; 3-21-37.1; 3-21-40	N/A	N/A	RITCHIE
WV	BISON	SELLERS, DENNIS J. & DELSA R.	ANTERO MIDSTREAM LLC	OF OPTION AND PERMANENT EASEMENT AGREEMENT	9/2/2014	3-21-30; 3-21-37; 3-21-37.1; 3-21-40	N/A	N/A	RITCHIE
WV	BISON LINE	BARNES,RANDY	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/26/2014	3-21-38 3-21-31			RITCHIE
WV	BISON	COSTILOW,DONAL D & PATRICIA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/15/2014	3-21-39 3-21-39.3 3-21-39.1 3-21-39.2			RITCHIE
WV	EDWIN/PRIMM WEST	WILLIAMS, EDWIN G.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	4/14/2014	3-37-5	9/4/2014	330/924 #20144676	RITCHIE
WV	MID CANTON CS	ATKINSON,LARRY & GEORGIA	ANTERO MIDSTREAM LLC	PURCHASE COMPRESSOR SITE	8/30/2014	3-39-17.3 3-39-17.5			RITCHIE
WV	YVONNE	ANTERO RESOURCES CORPORATION	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/5/2014	3-4-10			DODDRIDGE
WV	MELODY	ANTERO RESOURCES CORPORATION	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/1/2014	3-4-10 3-5-11 3-5-11.1			DODDRIDGE
WV	ANNIE TO MONROE	CHRISTOPHER HAYMOND, JESSICA	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	7/3/2014	3-4-3	N/A	N/A	RITCHIE

WV	YVONNE	SMITH, ROBERT J. SMITH, CINDY L.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/27/2014	3-4-9			DODDRIDGE
WV	HAMILTON	FOSTER, YVONNE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT VALVE SITE	2/6/2013	3-5-3	9/9/2013	312/333 #182769	DODDRIDGE
WV	MISERY	FOSTER, YVONNE	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT AGREEMENT	5/9/2014	3-5-3			DODDRIDGE
WV	CHESTNUT	CHESTNUT GROVE CHURCH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	10/17/2012	3-5-30.1	2/19/2014	321/148 #193867	DODDRIDGE
WV	CHESTNUT	CHESTNUT GROVE CHURCH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	9/4/2013	3-5-30.1	2/19/2014	321/42 #193755	DODDRIDGE
WV	HAMILTON	HAMILTON, KENNETH E.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT VALVE SITE	4/6/2013	3-5-4.3	9/9/2013	312/326 #182767	DODDRIDGE
WV	HAMILTON	JORDAN FAMILY PARTNERSHIP	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT VALVE SITE	3/28/2013	3-5-8	5/10/2013	312/319 #182764	DODDRIDGE
OH	ANDES LATERAL	PIERCE, JAN D. PIERCE, JUDITH E.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/20/2014	36-0021058.000 36-0021059.000 36-0021060.000 36-0021061.000			NOBLE
OH	ANDES LATERAL	MUFFET, JR., MICHAEL G.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	7/2/2014	36-0021063.000 36-0051144.000 36-021076.000 36-021076.001			NOBLE
OH	ANDES LATERAL	MUFFET, JR., MICHAEL G.	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT		36-0021063.000 36-0051144.000 36-021076.000 36-021076.001			NOBLE
OH	ANDES LATERAL	MUFFET, JR., MICHAEL G.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD		36-0021063.000 36-0051144.000 36-021076.000 36-021076.001			NOBLE
OH	ANDES LATERAL	BONDY, GINGER, ET AL	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/14/2014	36-0021149.003			NOBLE
OH	ANDES LATERAL	HILL, DUANE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT		36-0021153 36-0021154			NOBLE

OH	ANDES LATERAL	WILLIAMS, JAMES F. AND CHARLENE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/15/2014	36-0021224.00	NOBLE
OH	ANDES LATERAL	ROBERTSON, RICHARD W. & SUE L.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	9/25/2014	36-21031.000	NOBLE
OH	ANDES LATERAL	GREGG, DELMAR H. GREGG, JANE E.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	5/30/2014	36-21037	NOBLE
OH	ANDES LATERAL	TRAINER, MARY LOU	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	9/16/2014	36-21055.000	NOBLE
OH	ANDES LATERAL	MUFFET, TREY M.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	6/2/2014	36-21066.000 36-21067.000	NOBLE
OH	ANDES LATERAL	LYTLE, JAMES E. & CAROL A.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	5/6/2014	36-21066.002 36-21067.001	NOBLE
OH	ANDES LATERAL	RICH, WILLIAM J.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/15/2014	36-21141.000	NOBLE
OH	ANDES LATERAL	HILL, DUANE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	7/19/2014	36-21153 36-21154	NOBLE
OH	ANDES LATERAL	HILL, DUANE J. & JANE E.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	7/9/2014	36-21155	NOBLE
OH	ANDES LATERAL	HILL, DUANE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	7/9/2014	36-21155	NOBLE
OH	ANDES LATERAL	ANDES, PHILIP	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	7/28/2014	36-21189	NOBLE
OH	ANDES LATERAL	BERGMAN, WILLIAM & JOAN	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	9/30/2014	36-21223	NOBLE

OH	ANDES LATERAL	O. TOMLINS, VICTOR R.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	6/9/2014	36-21224.001			NOBLE
WV	MID CANTON COMP SITE	BAKER, URSAL KAREN	ANTERO MIDSTREAM LLC	AGREEMENT COMPRESSOR SITE	6/27/2014	3-6-24			TYLER
OH	ANDES LATERAL	KNIGHT, ELMER & DESSIE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	4/30/2014	36-51035.002 36-51035.003 36-51035.004			NOBLE
OH	ANDES LATERAL	FRANKLIN AND CHARLENE FAY WILLIAMS	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/15/2014	36-51074 36-21224			NOBLE
WV	BEAVER	PRITTS, ANNA E.	ANTERO MIDSTREAM LLC	AGREEMENT (COMPRESSOR SITE)	7/7/2014	37-00219	N/A	N/A	BELMONT
OH	BEAVER CS	MCCORT, JOHN	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	8/21/2014	37-00219.000 37-00220.000			BELMONT
OH	BEAVER CS	HICKENBOTTOM, JAMES O.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	8/8/2014	37-00348.001			BELMONT
OH	BEAVER CS	PRITTS, ANNA	ANTERO MIDSTREAM LLC	LEASE AGREEMENT (COMPRESSOR	7/7/2014	37-00468.000 37-00470.001			BELMONT
WV	WVCS	BAKER, URSAL KAREN	ANTERO MIDSTREAM LLC	STATION OPTION AND EASEMENT AGREEMENT	6/27/2014	38369	N/A	N/A	TYLER
WV	NALLEY	CRAIG, JACK	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	6/18/2014	4-12-20.2 4-12-17 4-12-41			TYLER
WV	NALLEY	GOODFELLOW, JANET FAYE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	6/5/2014	4-12-34.1 4-12-39			TYLER
WV	NALLEY	WELLS, DAVID E.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/19/2014	4-12-40			TYLER

WV	NALLEY	WELLS, DAVID E.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT ROAD ACCESS EASEMENT AGREEMENT	6/19/2014	4-12-40			TYLER
WV	NALLEY	WELLS, DAVID E.	ANTERO MIDSTREAM LLC	AGREEMENT AND TEMPORARY WAREYARD	6/19/2014	4-12-40	N/A	N/A	TYLER
WV	NALLEY	LEWIS, RICHARD & RACHEL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/19/2014	4-12-40.6			TYLER
WV	FOLGER	LITTLE,RICKIE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/1/2014	4-12-51			TYLER
WV	NALLEY TO EH	MAGRUDER, PAUL E. & JANE ANN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/24/2014	4-12-54.2			TYLER
WV	NALLEY LP	MEREDITH,JAN WILLIAMS	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/27/2014	4-13-15			TYLER
WV	NALLEY TO EH	MEREDITH, JAMES R. & GLORIA I.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND WAREYARD AGREEMENT	6/27/2014	4-13-15			TYLER
WV	NALLEY TO EH	MEREDITH, JAMES R. & GLORIA I.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/27/2014	4-13-15			TYLER
WV	NALLEY TO EH	MEREDITH, JAN WILLIAM BEARD, LUANNE M.	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD EASEMENT AGREEMENT	6/27/2014	4-13-15			TYLER

WV	NALLEY TO EH	MEREDITH, JAN WILLIAM BEARD, LUANNE M.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND WAREYARD AGREEMENT	6/27/2014	4-13-15			TYLER
WV	NALLEY TO EH	MEREDITH, JAN WILLIAM BEARD, LUANNE M.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/27/2014	4-13-15			TYLER
WV	NALLEY TO EH	MEREDITH, JAMES R. & GLORIA I.	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD EASEMENT AGREEMENT	7/4/2014	4-13-15	N/A	N/A	TYLER
WV	SANCHO	HEASTER, CATHY JO, ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/2/2014	48-1-4-6.4			TYLER
WV	HEASTER	MULLET, ELIZABETH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/10/2014	48-1-8-24.2	PENDING	PENDING	TYLER
WV	NALLEY TO EH	MOFFIT, NEVEN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/26/2014	4-8-30.2	N/A	N/A	TYLER
WV	NALLEY TO EH	MOFFIT, NEVEN	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	6/26/2014	4-8-30.2	N/A	N/A	TYLER
WV	NALLEY TO EH	MOFFIT, NEVEN	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	6/26/2014	4-8-30.2	N/A	N/A	TYLER
WV	NALLEY	STILL,CLEATUS	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	7/9/2014	4-8-40			TYLER
WV	NALLEY	STILL,CLEATUS	ANTERO MIDSTREAM LLC	OF OPTION AND PERMANENT EASEMENT	9/2/2014	4-8-40			TYLER
WV	NALLEY	STILL,CLEATUS	ANTERO MIDSTREAM LLC	OF OPTION AND TEMPORARY WAREYARD	9/2/2014	4-8-40			TYLER
WV	NALLEY TO EH	KYLE, DAVID, ET AL.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/13/2014	4-8-41	N/A	N/A	TYLER

WV	NALLEY TO EH	KYLE, DAVID, ET AL.	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	8/26/2014	4-8-41	N/A	N/A	TYLER
WV	NALLEY TO EH	KYLE, DAVID, ET AL.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	6/13/2014	4-8-41	N/A	N/A	TYLER
WV	NALLEY TO EH	PHILLIPS, GARY	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	6/22/2014	48-4-8-39.1	N/A	N/A	TYLER
WV	FOLGER	NALLEY, ROBERT & VIRGINIA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	9/9/2014	4-8-54			TYLER
WV	NALLEY TO EH	NALLEY, ROBERT, ET UX	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	7/15/2014	4-8-54, 39; 4-12-13, 14	N/A	N/A	TYLER
WV	FOLGER	KINCAID, ROBERT & LUCY	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	9/9/2014	4-8-55 4-8-56			TYLER
WV	NALLEY	JERRY DAVIES, GWENDOLYN	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	6/18/2014	4-8-58			TYLER
WV	NALLEY	JERRY DAVIES, GWENDOLYN	ANTERO MIDSTREAM LLC	OF OPTION AND PERMANENT EASEMENT	8/30/2014	4-8-58			TYLER
WV	NALLEY	FOLGER, BURL & COLLEEN	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	6/16/2014	4-8-59			TYLER
WV	NALLEY TO EH	STILL, CLEATUS T.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/9/2014	48-8-40	N/A	N/A	TYLER
WV	NALLEY TO EH	CHRISTEN, ROBERT N.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	7/1/2014	4-9-10			TYLER
WV	NALLEY TO EH	RUSH, DONAL L. & RONAL W.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND TEMPORARY WAREYARD AGREEMENT	9/4/2014	4-9-14	N/A	N/A	TYLER
WV	NALLEY TO EH	RUSH, DONAL L. & RONAL W.	ANTERO MIDSTREAM LLC	OPTION AND TEMPORARY WAREYARD AGREEMENT	7/12/2014	4-9-14 4-9-12	N/A	N/A	TYLER
WV	NALLEY TO EH	RUSH, DONAL L. & RONAL W.	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	7/12/2014	4-9-14 4-9-12	N/A	N/A	TYLER

WV	NALLEY TO EH	RUSH, RONAL W.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	7/12/2014	4-9-14.1	N/A	N/A	TYLER
WV	NALLEY TO EH	RUSH, RONAL W.	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	7/12/2014	4-9-14.1	N/A	N/A	TYLER
WV	NALLEY TO EH	JOCHUM, LARRY M. & BETTY L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/2/2014	4-9-15; 4-9-15.1; 4-9-43; 4-9-43.1	N/A	N/A	TYLER
WV	NALLEY TO EH	JOCHUM, LARRY M. & BETTY L.	ANTERO MIDSTREAM LLC	PERMANENT ROAD AGREEMENT	7/2/2014	4-9-15; 4-9-15.1; 4-9-43; 4-9-43.1	N/A	N/A	TYLER
WV	NALLEY TO EH	JOCHUM, LARRY M. & BETTY L.	ANTERO MIDSTREAM LLC	OF OPTION AND TEMPORARY WAREYARD	8/26/2014	4-9-15; 4-9-15.1; 4-9-43; 4-9-43.1	N/A	N/A	TYLER
WV	NALLEY TO EH	GRIMES, DONALD	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	7/2/2014	4-9-16			TYLER
WV	NALLEY LP	RIFFLE, ETHAN A.& MARSHA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	6/25/2014	4-9-17			TYLER
WV	NALLEY LP	RIFFLE, ETHAN A.& MARSHA	ANTERO MIDSTREAM LLC	AGREEMENT AND ACCESS ROAD	6/25/2014	4-9-17			TYLER
WV	NALLEY LP	RIFFLE, ETHAN A.& MARSHA	ANTERO MIDSTREAM LLC	AGREEMENT AND WAREYARD AGREEMENT	6/25/2014	4-9-17			TYLER
WV	NALLEY	SMITH,MICHAEL V. & DEBRA K.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	6/30/2014	4-9-18			TYLER
WV	NALLEY	SMITH,MICHAEL V. & DEBRA K.	ANTERO MIDSTREAM LLC	OF OPTION AND PERMANENT EASEMENT	9/2/2014	4-9-18			TYLER
WV	NALLEY TO EH	MEYERS, RUSSELL L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/6/2014	4-9-19	N/A	N/A	TYLER
WV	STARK TO HYRE	TALLMAN,STACY AND RONALD JR	ANTERO MIDSTREAM LLC	OF OPTION AND PERMANENT EASEMENT	9/13/2014	4-9-2			DODDRIDGE
WV	NALLEY TO EH	SMITH, MICHAEL AND DEBRA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	6/30/2014	4-9-20 4-9-18			TYLER

WV	NALLEY LP	KAPRICH, LARRY G.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	6/28/2014	4-9-6.1 4-9-6			TYLER
WV	CANTON NORTH AND CANTON WATER	METHENY, JACK D. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/25/2011	5-10-10	1/2/2014	319/438 #190106	DODDRIDGE
WV	NORTH CANTON CONNECTOR	YEAGER, CHARLES W. III	ANTERO MIDSTREAM LLC	AGREEMENT AND ACCESS ROAD AGREEMENT	7/17/2014	5-11-15 5-11-14			DODDRIDGE
WV	NORTH CANTON CONNECTOR	COFFMAN, CHRISTOPHER	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	4/10/2014	5-11-16			DODDRIDGE
WV	NORTH CANTON CONNECTOR	COFFMAN, CHRISTPHER	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND ACCESS ROAD AGREEMENT	4/26/2014	5-11-16			DODDRIDGE
WV	NORTH CANTON CONNECTOR	COFFMAN, CHRISTOPHER L.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND ACCESS ROAD AGREEMENT	7/15/2014	5-11-16			DODDRIDGE
WV	NORTH CANTON CONNECTOR	COFFMAN, CHRISTOPHER	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE AGREEMENT	8/26/2014	5-11-16			DODDRIDGE
WV	NORTH CANTON CONNECTOR	GLASPELL, SHAWN	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/17/2014	5-17-3.2 5-17-3.3 5-17-14 5-23-1	NA	N/A	DODDRIDGE
WV	NORTH CANTON CONNECTOR	GLASPELL, SHAWN A.	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD EASEMENT AGREEMENT	6/12/2014	5-17-3.2 5-17-3.3 5-17-14 5-23-1	N/A	N/A	DODDRIDGE
WV	NORTH CANTON CONNECTOR	SIMMONS, CRAIG A. & CONNIE L.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	8/12/2014	5-11-4	N/A	N/A	DODDRIDGE
WV	NORTH CANTON CONNECTOR	LEMASTER, HAZEL	ANTERO MIDSTREAM LLC	AGREEMENT AND ACCESS ROAD	4/19/2014	5-11-5 5-11-5.2 5-11-5.3			DODDRIDGE
WV	NORTH CANTON CONNECTOR	GAMBLE, JASIN	ANTERO MIDSTREAM LLC	MODIFICATION ADDED WAREYARD	3/31/2014	5-11-7 5-11-7.1			DODDRIDGE

WV	CANTON NORTH AND CANTON WATER	COASTAL FOREST RESOURCES COMPANY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/25/2012	5-17-03 5-17-11 5-17-12.1	5/16/2012	396/29 #59818	TYLER
WV	CANTON NORTH AND CANTON WATER	WOLF, CHARLES E.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/16/2011	5-12-40	9/6/2013	425/192 #77269	TYLER
WV	CANTON NORTH AND CANTON WATER	WOLF, CHARLES E.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	9/16/2011	5-12-40	9/6/2013	425/198 #77270	TYLER
WV	CANTON NORTH AND CANTON WATER	TAYLOR, BERNARD JR.	ANTERO MIDSTREAM LLC	FACILITY EASEMENT AGREEMENT	8/5/2011	5-12-40.2	9/9/2013	2/610 #77380	TYLER
WV	CANTON NORTH AND CANTON WATER	TAYLOR, BERNARD JR.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/3/2012	5-12-40.2	9/6/2013	425/186 #77268	TYLER
WV	NORTH CANTON CONNECTOR	SR. AND JULIA JONES, RONALD R. JR JONES, MICHAEL	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD EASEMENT AGREEMENT	4/24/2014	5-17-12 5-17-13			DODDRIDGE
WV	CANTON NORTH AND CANTON WATER	JONES, RONALD R., SR. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/8/2011	5-17-12 5-17-13	9/3/2013	424/813 #77105	TYLER
WV	CANTON NORTH AND CANTON WATER	TENNANT, JAMES ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/3/2011	5-17-15	9/3/2013	424/821 #77106	TYLER
WV	NORTH CANTON CONNECTOR	TRUSTEE OF THE CHILDREN'S TRUST LAFALCE, ASHLIE	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/16/2014	5-17-3	N/A	N/A	DODDRIDGE
WV	DRAKE	ADAMS, DAVID L & PEGGY S	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/13/2014	5-18-48 5-18-53	N/A	N/A	DODDRIDGE
WV	DRAKE	ADAMS,DAVID L. Et Al	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	9/5/2014	5-18-54 5-18-66			DODDRIDGE
WV	DRAKE LINE	OWENS,DAVID	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	9/3/2014	5-18-58			DODDRIDGE
WV	DRAKE LINE	OWENS,DAVID	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD TO COMPRESSOR	9/3/2014	5-18-58			DODDRIDGE
WV	CANTON NORTH AND CANTON WATER	SWEENEY, RALPH ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/2/2011	5-20-13 5-20-6.2 5-20-17.1	9/6/2013	425/208 #77272	TYLER

WV	CANTON NORTH AND CANTON WATER	SWEENEY, RALPH ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/12/2012	5-20-13 5-20-6.2 5-20-17.1	9/6/2013	425/208 #77272	TYLER
WV	CANTON NORTH AND CANTON WATER	SWEENEY, RALPH ET AL	ANTERO MIDSTREAM LLC	ROAD ACCESS AGREEMENT	1/12/2012	5-20-13 5-20-6.2 5-20-17.1	9/9/2013	425/439 #77379	TYLER
WV	CANTON NORTH AND CANTON WATER	SWEENEY, RALPH ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	7/10/2013	5-20-13 5-20-6.2 5-20-17.1	9/6/2013	425/204 #77271	TYLER
WV	NORTH CANTON CONNECTOR	HENNING, CHARLES & ZELDA	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	4/5/2014	5-23-1.1	N/A	N/A	DODDRIDGE
WV	BOBCAT TO EQT	FRANKLIN, JEAN FRANKLIN, THOMAS FRAKNLIN, RANDALL	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGR EEMENT	1/18/2014	5-29-2	N/A	N/A	DODDRIDGE
WV	BOBCAT TO EQT	SAMER, MATTHEW UNDERWOOD, DUSTIN	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT AGREEMENT	4/4/2014	5-29-33	N/A	N/A	DODDRIDGE
WV	NORTH CANTON CONNECTOR	FERREBEE, DAVID	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT AGREEMENT	4/28/2014	5-5-5 5-5-12	N/A	N/A	DODDRIDGE
WV	PENNINGTON SO	DAVIS, BRIAN E	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/14/2013	6-11-17	10/2/2014	336/100 #212305	DODDRIDGE
WV	PENNINGTON NO.	PENNINGTON, BERNARD, ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/28/2013	6-11-3	N/A	N/A	DODDRIDGE
WV	PENNINGTON SO	PENNINGTON, BERNARD, ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/28/2013	6-11-3	PENDING	PENDING	DODDRIDGE
WV	HARTLEY TO NOBLE	HARTLEY, DAVID M.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	6/10/2014	6-12-16 6-12-23 6-12-27	N/A	N/A	TYLER
WV	HARTLEY TO NOBLE	HARTLEY, DAVID M.	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE AGREEMENT	6/10/2014	6-12-16 6-12-23 6-12-27	N/A	N/A	TYLER
WV	HARTLEY WATER	HARTLEY, DAVID M.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	7/30/2014	6-12-23 6-12-27	N/A	N/A	TYLER
WV	WALNUT WEST	SHEPHERD,JASON F.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/27/2013	6-13-24 6-13-24.2			TYLER

WV	HINES	CLEVENGER, CHARLES & CHERYL	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	4/11/2014	6-14-4 6-14-7	N/A	N/A	DODDRIDGE
WV	HINES	CLEVENGER, CHARLES	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT	4/16/2014	6-14-4 6-14-7			DODDRIDGE
WV	CLINE	CLINE, JOHNNIE ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	8/19/2013	6-15-13.3	8/19/2013	311/206 #181741	DODDRIDGE
WV	J GUM	NORTON, GARRY R.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/11/2014	6-16-15 6-19-6	N/A	N/A	DODDRIDGE
WV	GUM	CASTILOW,GEORG E	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/26/2014	6-19-15	N/A	N/A	DODDRIDGE
WV	J GUM	GANDY, LEONARD & NADINE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/15/2014	6-20-1	N/A	N/A	DODDRIDGE
WV	J GUM	WOODRUFF, HARVEY C. III	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/1/2014	6-20-20.1; 6-20-20.3	N/A	N/A	DODDRIDGE
WV	J GUM	BEE, WARREN E. & JUDY E.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/28/2014	6-20-3; 6-20-9	N/A	N/A	DODDRIDGE
WV	J GUM	DEVERICKS, CLIFFORD	ANTERO MIDSTREAM LLC	OPTION AND PERMANENT EASEMENT AGREEMENT	7/26/2014	6-20-4; 6-20-5	N/A	N/A	DODDRIDGE
WV	WOLF PEN	ROSS, ALVIN HART, SAMMIE MARIE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	4/23/2014	6-5-7	PENDING	PENDING	DODDRIDGE
WV	IKE	MORRIS_I. L. (IKE)	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	6/5/2014	6-7-1			DODDRIDGE
WV	IKE	MORRIS,I.L. (IKE)	ANTERO MIDSTREAM LLC	PIPELINE EASEMENT AND RIGHT OF WAY	7/10/2013	6-7-1	1/9/2014	319/608 #190621	DODDRIDGE
WV	LICK RUN	MORRIS,I.L.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/10/2014	6-7-1			DODDRIDGE
WV	SNAKE RUN	MCCLAIN,ROGER II,JOHN,ROGER AND STACEY	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	7/21/2014	6-8-40	N/A	N/A	DODDRIDGE

WV	SNAKE RUN	MCCLAIN,ROGER,S TACY,ROGER II, &JOHN	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	7/21/2014	6-8-40	N/A	N/A	DODDRIDGE
WV	SNAKE RUN	MCCLAIN,ROGER,S TACY,ROGER II, &JOHN	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	7/21/2014	6-8-40			DODDRIDGE
WV	WOLF PEN	MCCLAIN,ROGER ET AL	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	7/21/2014	6-8-40	PENDING	PENDING	DODDRIDGE
WV	WOLF PEN	MCCLAIN,ROGER ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	7/21/2014	6-8-40	PENDING	PENDING	DODDRIDGE
WV	SNAKE RUN	MCCLAIN,ROGER,STACY,ROGER II, &JOHN	ANTERO MIDSTREAM LLC	AGREEMENT FOR SURFACE FACILITY	7/21/2014	6-8-40			DODDRIDGE
WV	WOLF PEN	JONES, JEANETTE HICKS, REBECCA NICHOLSON,	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/8/2014	6-8-8	PENDING	PENDING	DODDRIDGE
WV	WOLF PEN	JONES, JEANETTE HICKS, REBECCA NICHOLSON, ROBERT	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/8/2014	6-8-8	N/A	N/A	DODDRIDGE
WV	COFOR	COASTAL FOREST RESOURCES COMPANY	ANTERO MIDSTREAM LLC	EASEMENT AGREEMENT	8/7/2014	8-11-1; 8-11-12; 1-7-19			DODDRIDGE
WV	WEST END CONNECTOR	CRISS, GRANVILLE JR. & ROSE MAE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/17/2014	8-11-8	N/A	N/A	DODDRIDGE
WV	WEST END CONNECTOR	LOWTHER, PATRICIA L., ET AL	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/22/2014	8-11-9			DODDRIDGE
WV	WEST END CONNECTOR	SPENCER,EARLDE NE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/18/2014	8-12-1			DODDRIDGE
WV	WEST END CONNECTOR	WYCKOFF, GEORGE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/17/2014	8-12-13.1			DODDRIDGE
WV	WEST END CONNECTOR	JOHNSON,CHAD W.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	10/3/2014 6 MONTH OPTION	8-12-14			DODDRIDGE

WV	KARL EXPRESS	WYCKOFF, GEORGE M. & SANDRA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/19/2014	8-12-17	N/A	N/A	DODDRIDGE
WV	WEST END CONNECTOR	HOLTZ, FRANK JR.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	9/4/2014	8-12-2			DODDRIDGE
WV	WEST END CONNECTOR	LOWERY,EVA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/24/2014	8-12-23 8-12-6			DODDRIDGE
WV	WEST END CONNECTOR	WALKER,SHARON & RONALD BURNS	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/16/2014	8-12-4	N/A	N/A	DODDRIDGE
WV	WEST END CONNECTOR	WALKER,SHARON & RONALD BURNS	ANTERO MIDSTREAM LLC	OF OPTION AND PERMANENT EASEMENT	9/15/2014	8-12-4	N/A	N/A	DODDRIDGE
WV	WEST END CONNECTOR	WALKER,SHARON & RONALD BURNS	ANTERO MIDSTREAM LLC	PAYMENT FOR TEMP. ACCESS ROAD AND	9/15/2014	8-12-4	N/A	N/A	DODDRIDGE
WV	WEST END CONNECTOR	SPENCER ENTERPRISES, LLC	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/18/2014	8-12-68 8-34-3 8-8-40	N/A	N/A	DODDRIDGE
WV	WEST END CONNECTOR	LEONCE, LEBEL A.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	9/30/2014	8-12-61			DODDRIDGE
WV	WVCS	KEY OIL COMPANY BUTLER, FRANKLIN	ANTERO MIDSTREAM LLC	STATION OPTION AND EASEMENT	7/8/2014	8-12-64.1; 8-12-64; 8-12-71.1; 8-12-51; 8-12-50	N/A	N/A	DODDRIDGE
WV	DEETS	BRITTON, ERIC W, ET UX	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	6/25/2014	8-12-69	N/A	N/A	DODDRIDGE
WV	WEST END CONNECTOR	SMITH,MARK RAYMOND	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/3/2014	8-12-70			DODDRIDGE
WV	WEST END CONNECTOR	SMITH, JOHN SAMUEL	ANTERO MIDSTREAM LLC	AGREEMENT AND ACCESS ROAD	9/26/2014	8-12-9 8-12-10 8-12-12			DODDRIDGE
WV	WEST END CONNECTOR	MAYLE, CAROL E. & CECILIA A.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/29/2014	8-12-98			DODDRIDGE

WV	WEST END CONNECTOR	COTTRILL, TIMOTHY & ERMA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/12/2014	8-13-15			DODDRIDGE
WV	DEETS	COSTILOW, EARNEST & MILDRED	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/15/2014	8-13-4	N/A	N/A	DODDRIDGE
WV	DEETS	COSTILOW, EARNEST & MILDRED	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	7/15/2014	8-13-4	N/A	N/A	DODDRIDGE
WV	DEETS	COSTILOW, EARNEST & MILDRED	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	7/15/2014	8-14-4	N/A	N/A	DODDRIDGE
WV	WEST END CONNECTOR	MORRIS,IKE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/10/2014	8-16-17			DODDRIDGE
WV	WEST END CONNECTOR	SAMER,MATTHEW T., Et Al	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/9/2014	8-16-21			DODDRIDGE
WV	JACKSON	SELLERS, DENNIS J. & DELSA R.	ANTERO MIDSTREAM LLC	OPTION AND PERMANENT EASEMENT AGREEMENT	8/7/2014	8-1-69 8-1-69.2	N/A	N/A	RITCHIE
WV	KARL EXPRESS	GAIN, AARON L. & GAINS, PERRY B.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/20/2014	8-1-7	N/A	N/A	DODDRIDGE
WV	WHITE OAK SOUTH CS	KEY OIL COMPANY	ANTERO MIDSTREAM LLC	STATION OPTION AND EASEMENT AGREEMENT	7/1/2014	8-19-25	N/A	N/A	DODDRIDGE
WV	WEST END CONNECTOR	SMITH, ERIC S.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/23/2014	8-2-5 8-2-5.2			DODDRIDGE
WV	STRICKLING	FITZGERALD, JOHN M.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	6/11/2014	8-4-14.1			DODDRIDGE
WV	STRICKLING LINE	RAVENSCROFT, WAYNE C	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	6/23/2014	8-4-21			DODDRIDGE
WV	STRICKLING LINE	WILLIAMS, LARRY J.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/8/2014	8-4-26 8-4-34			DODDRIDGE

WV	STRICKLING LINE	HOOPER, JOHNNY B	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT PERMANENT	6/26/2014	8-4-27			DODDRIDGE
WV	WEST END CONNECTOR	PAUL STRICKLING, REBECCA RUTH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/26/2014	8-4-28; 8-4-36	N/A	N/A	DODDRIDGE
WV	STRICKLING	ALEXANDER, MATTHEW W.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	9/16/2014	8-4-32 8-4-35			DODDRIDGE
WV	MID-CANTON COMPRESSOR SITE	WILLIAMS, LARRY J.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT (COMPRESSOR SITE)	6/8/2014	8-4-37.5			DODDRIDGE
WV	STRICKLING	KATHERINE J. UNDERWOOD, PHILLIP S.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/17/2014	8-4-9 8-4-30	N/A	N/A	DODDRIDGE
WV	MID-CANTON COMPRESSOR SITE	NOLL, FRANCIS J	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE PROPERTY FOR	6/3/2014	8-5-10 8-5-10.1			DODDRIDGE
WV	MIDCANTON	M. PHILLIPS, LORELEI SUE FORD, PEGGY	ANTERO MIDSTREAM LLC	AGREEMENT FOR COMPRESSOR SITE	6/27/2014	8-5-16			DODDRIDGE
WV	MIDCANTON	M. PHILLIPS, LORELEI SUE FORD, PEGGY	ANTERO MIDSTREAM LLC	AGREEMENT AND ACCESS ROAD AGREEMENT	6/27/2014	8-5-16			DODDRIDGE
WV	WEST END CONNECTOR	RANDALL,LYNCH &CRAIG,DIXIE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/26/2014	8-6-1 8-6-2 8-6-2.5			DODDRIDGE
WV	MIDDLE	PAINTER, CAROL AND ALFRIEDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/30/2014	8-6-2.3	N/A	N/A	DODDRIDGE
WV	MID-CANTON COMPRESSOR SITE	WILLIAMS, LARRY J.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT (COMPRESSOR SITE)	6/8/2014	8-7-10			DODDRIDGE
WV	MID-CANTON COMPRESSOR SITE	WILLIAMS, LARRY J.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT (COMPRESSOR SITE)	6/8/2014	8-7-10			DODDRIDGE
WV	WEST END CONNECTOR	WILLIAMS, LARRY	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/14/2014	8-7-10	N/A	N/A	DODDRIDGE

WV		WILLIAMS,LARRY	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/14/2014	8-7-10 8-4-34 8-4-37.1			DODDRIDGE
WV	WEST END CONNECTOR	LIPSCOMB, SANDRA ELAINE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	9/29/2014	8-7-11 8-7-12			DODDRIDGE
WV	KARL EXPRESS	FRALEY, JANET L. & JAMES R.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/18/2014	8-7-12.1 8-7-19	N/A	N/A	DODDRIDGE
WV	WEST END CONNECTOR	CLARA, FORD A.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/29/2014	8-7-13			DODDRIDGE
WV	WEST END CONNECTOR	SALINA,CHRISTOP HER AND KATHRYN	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/12/2014	8-7-18			DODDRIDGE
WV	WEST END CONNECTOR	KING,DAVID F.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/22/2014	8-7-18.2			DODDRIDGE
WV	WEST END CONNECTOR	SPONAUGLE,CHAL MER,ET AL	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/21/2014	8-7-25			DODDRIDGE
WV	WEST END CONNECTOR	TRAVIS, BARBARA JEAN, Et Al	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	9/22/2014	8-7-26 8-7-27 8-7-28			DODDRIDGE
WV	WEST END CONNECTOR	TRAVIS, BARBARA JEAN, Et Al	ANTERO MIDSTREAM LLC	AGREEMENT AND ACCESS ROAD	9/29/2014	8-7-26 8-7-27 8-7-28			DODDRIDGE
WV	MIDCANTON	CHIPPS, STEVEN R. & SHAWNA L.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT COMPRESSOR SITE	7/2/2014	8-8-12 8-8-6 8-8-5.1			DODDRIDGE
WV	WEST END CONNECTOR	FRALEY, ROBERT GLENN & SHELLY A.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/20/2014	8-8-15	N/A	N/A	DODDRIDGE
WV	WEST END CONNECTOR	CALHOUN,JACKSO N (LE)	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/5/2014	8-8-31			DODDRIDGE

WV	WEST END CONNECTOR	WYCKOFF, GEORGE & SUSAN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/17/2014	8-8-36.1			DODDRIDGE
WV	WEST END CONNECTOR	DAVIS, TENSIL D. (le)	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/25/2014	8-8-45			DODDRIDGE
WV	WEST END CONNECTOR	WEEKLEY,PAUL II.& LINDA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	9/2/2014	8-8-45			DODDRIDGE
WV	KARL EXPRESS	SPONAUGLE,DAVI D	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	9/4/2014	8-8-49	N/A	N/A	DODDRIDGE
WV	WEST END CONNECTOR	MCKINNEY,LEONA RD	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/13/2014	8-8-53			DODDRIDGE
WV	DEETS	HAUG, ROBERT & BETTY	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	5/2/2014	8-9-2	N/A	N/A	DODDRIDGE
WV	DEETS	MILLER, DOUGLAS & MILLER	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/3/2014	8-9-3 8-9-1	N/A	N/A	DODDRIDGE
WV	WEST END CONNECTOR	WALLS,TERRY & NEENA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/4/2014	8-9-4.1			DODDRIDGE
WV	KARL EXPRESS	McCULLOUGH, RICHARD F.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/14/2014	9-1-1-1 9-1-3-7 9-1-20-15	N/A	N/A	DODDRIDGE
WV	KARL EXPRESS	McCULLOUGH, RICHARD F.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/14/2014	9-1-3-10 9-1-3-18 9-1-20-8	N/A	N/A	DODDRIDGE
WV	BALLI	GAGNON, SUSAN C.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/15/2014	9-1-6-9	N/A	N/A	DODDRIDGE

WV	BUCK RUN	WILLIAMS, GUY R. WILLIAMS, MARY KATHERINE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/13/2014	9-3-13-21.5 9-3-13-21.6 9-3-13-21.7	N/A	N/A	RITCHIE
WV	KARL EXPRESS	LAW, RONALD L.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	8/14/2014	9-6-2-1	N/A	N/A	DODDRIDGE
WV	WOLF PEN	ROSS, GEORGE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	8/25/2013	9-6-8-7	PENDING	PENDING	DODDRIDGE
WV	WEST END CONNECTOR	WHITEHILL,TERRI LYNN	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/8/2014	9-8-34			DODDRIDGE
WV	WEST END CONNECTOR	WHITEHILL,TERRI LYNN	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	9/8/2014	9-8-34			DODDRIDGE
OH	ANDES LATERAL	ERVIN, STEVE	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	4/4/2014	01-0021322.001		241/110-123 #201400063622	NOBLE
OH	NILA	ZALEHA, ANDY	Antero Midstream Partners LP	SURFACE FACITY AGREEMENT	1/7/2014	07-0021147.000	4/24/2014	246/64 201400064752	NOBLE
WV	JOHN CAMPBELL	CLAYTON, JOAN HIGH	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/14/2014	10-13-32	N/A	N/A	RITCHIE
WV	IRELAND LINE	HARSHBARGER, JASON & MICHELLE	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	4/22/2014	10-14-12.1 10-14-12.3 10-14-15 10-14-14.2	OPTION ONLY	OPTION ONLY	RITCHIE
WV	RICHARDS	BERKLEY, JUNE C. ET AL	Antero Midstream Partners LP	PERMANENT ACCESS ROAD TO VALUE SITE	8/13/2014	10-9-1.1			RITCHIE
WV	PIERPOINT	MCCRAY, JOSEPH L.	Antero Midstream Partners LP	ROAD ACCESS EASEMENT AGREEMENT	1/1/2015	1-11-11.1 1-12-31	N/A	N/A	TYLER
WV	PIERPOINT	HEINTZMAN, PATRICIA ANN	Antero Midstream Partners LP	TEMPORARY WORKSPACE	2/23/2014	1-11-22	N/A	N/A	TYLER
WV	PIERPOINT	BAGLEY, LOREN	Antero Midstream Partners LP	TEMPORARY ACCESS ROAD	2/27/2014	1-11-3	N/A	N/A	TYLER
WV	PIERPOINT	BEEM, DIANE BEEM, DAVID BEEM, BONITA	Antero Midstream Partners LP	ROAD ACCESS EASEMENT AGREEMENT	1/9/2014	1-11-4	N/A	N/A	TYLER
WV	DOTSON HOLLAND	BRITTON, ROBERT & JACQUELINE	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/21/2014	1-11-9 1-11-9.2	N/A	N/A	DODDRIDGE

WV	DOTSON HOLLAND	PHILLIPS, ROBERT EDWARD	Antero Midstream Partners LP	ROAD ACCESS EASEMENT AGREEMENT	2/20/2014	1-12-7	N/A	N/A	DODDRIDGE
WV	PIERPOINT	HOSKINS, L. GENE & PAMELA	Antero Midstream Partners LP	ROAD ACCESS EASEMENT AGR EEMENT	1/17/2014	1-14-1 1-14-2	N/A	N/A	TYLER
WV	FRITZ	PRIMM, LOREN & RUTH	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	2/10/2014	1-15-17	PENDING	PENDING	DODDRIDGE
WV	FRITZ	PRIMM, LOREN & RUTH	Antero Midstream Partners LP	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	2/10/2014	1-15-17	PENDING	PENDING	DODDRIDGE
WV	FRITZ	HORTON, JUDY	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/1/2014	1-15-20	N/A	N/A	DODDRIDGE
WV	FRITZ	HORTON, JUDY	Antero Midstream Partners LP	TEMPORARY WAREYARD AGREEMENT	2/1/2014	1-15-20	N/A	N/A	DODDRIDGE
WV	FRITZ	FRITZ, EUGENE AND ROXANNE	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	2/12/2014	1-15-9.1	OPTION ONLY	OPTION ONLY.	DODDRIDGE
WV	FRITZ	FRITZ, EUGENE AND ROXANNE	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	2/12/2014	1-15-9.1	PENDING	PENDING	DODDRIDGE
WV	FRITZ	GRACE, JAN L. AND PHYLLIS A.	Antero Midstream Partners LP	AGREEMENT AND PERMANENT	1/23/2014	1-15-9.4	OPTION ONLY	OPTION ONLY.	DODDRIDGE
WV	FRITZ	LLOYD, CECIL AND KATHRYN	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	3/10/2014	1-15-9.6	PENDING	PENDING	DODDRIDGE
WV	PIERPOINT EXT	FERGUSON, ROGER	Antero Midstream Partners LP	FACILITY EASEMENT AGREEMENT	2/27/2014	1-4-10.2	8/15/2014	453/8 #91267	TYLER
WV	PIERPOINT	UNDERWOOD, RAYMOND	Antero Midstream Partners LP	FACILITY EASEMENT AGREEMENT	2/15/2014	1-4-12	9/4/2014	454/375 #91996	TYLER
WV	DALE LATERAL	UNDERWOOD, RAYMOND	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	2/3/2014	1-4-13	3/20/2014	439/655 #84757	TYLER
WV	DALE LATERAL	UNDERWOOD, RAYMOND	Antero Midstream Partners LP	SURFACE FACILITY EASEMENT AGREEMENT	2/3/2014	1-4-13	3/20/2014	439/662 #84758	TYLER

WV	GRAFF LATERAL	GRAFF, JOHN AND FRANCES	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	2/3/2014	1-4-15	8/15/2014	453/1 #91266	TYLER
WV	ROCK RUN	LAMBERT, GEORGE D.	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/10/2014	1-4-33	PENDING	PENDING	DODDRIDGE
WV	ROCK RUN	DAVIS, JONATHAN L. ET UX	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/10/2014	1-4-33.1	N/A	N/A	DODDRIDGE
WV	PIERPOINT	HALL, GARY & KATHADINA	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	1/8/2014	1-7-20 1-7-20.1 1-7-20.2 1-7-20.3 1-12-31.1	N/A	N/A	TYLER
WV	PIERPOINT	MONROE, EDNA	Antero Midstream Partners LP	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	2/27/2014	1-8-1 1-8-6.2 1-8-3.4	PENDING	PENDING	TYLER

WV	MARKWEST TO BOBCAT	WOOD, GREGG WOOD, BARBARA TRIPP, A. ROBERT TRIPP, CAPTOLIA	Antero Midstream Partners LP	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1/21/2014	18-300-1 3-18-45	N/A	N/A	HARRISON AND DODDRIDGE
WV	DOTSON HOLLAND	FRAME, MARY H.	Antero Midstream Partners LP	ROAD ACCESS EASEMENT AGREEMENT	2/22/2014	1-8-41	N/A	N/A	DODDRIDGE
WV	DOTSON HOLLAND	RYMER, DANIEL & JANET	Antero Midstream Partners LP	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	2/1/2014	1-9-32.2	N/A	N/A	DODDRIDGE
WV	DOTSON HOLLAND	MARSH, MICHAEL & JOYCE	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/28/2014	1-9-32.3	10/3/2014	336/148 #212359	DODDRIDGE
OH	BISHOP LATERAL	BIEDENBACH, GREGORY	Antero Midstream Partners LP	OPTION/ EASEMENT AGREEMENT	2/6/2014	20-002003.000			MONROE
OH	BISHOP LATERAL	SCOTT, MARY D.	Antero Midstream Partners LP	OPTION/ EASEMENT AGREEMENT	1/21/2014	20-015010.0000			MONROE
OH	BISHOP LATERAL	SPENCE, CARSON ET UX	Antero Midstream Partners LP	OPTION/ EASEMENT AGREEMENT	1/9/2014	20-017003.1000 21-018001.0000			MONROE
OH	BISHOP LATERAL	ULRICH, FRED ET AL	Antero Midstream Partners LP	OPTION/ EASEMENT AGREEMENT	2/20/2014	20-019007-0000 20-022004.0000			MONROE
OH	BISHOP LATERAL	RUBEL, STEPHEN	Antero Midstream Partners LP	OPTION/ EASEMENT AGREEMENT	2/18/2014	20-019009.0000			MONROE
OH	BISHOP LATERAL	DAVISSON, FRED	Antero Midstream Partners LP	OPTION/ EASEMENT AGREEMENT	2/6/2014	20-019011.0000			MONROE
OH	BISHOP LATERAL	TONKAVICH, LORA	Antero Midstream Partners LP	OPTION/ EASEMENT AGREEMENT	2/7/2014	20-019012.0000			MONROE
OH	BISHOP LATERAL	HUFFMAN, JERRY ET UX	Antero Midstream Partners LP	OPTION/ EASEMENT AGREEMENT	2/23/2014	20-22002.000			MONROE
WV	JARVISVILLE TO EQT	SPERRY, L. DIANE SPERRY, CLARENCE E. SPERRY, JANET L.	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/7/2014	20-344-35 20-344-36	PENDING	PENDING	HARRISON

WV	JARVISVILLE TO EQT	POTH, KEVIN	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	2/24/2014	20-364-14	3/25/2014/4-3-2014	1528/872 #201400015247/1 529/75 #201400016380	HARRISON
WV	JARVISVILLE TO EQT	POTH, KEVIN	Antero Midstream Partners LP	SURFACE FACILITY EASEMENT AGREEMENT	2/24/2014	20-364-14	3/25/2014	1528/879 #201400015250	HARRISON
WV	JARVISVILLE TO EQT	POTH, KEVIN J.	Antero Midstream Partners LP	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	2/24/2014	20-364-14	3/25/2014	1528/883 #201400015252	HARRISON
OH	MONROE LATERAL	MONROE FAMILY FARM, LTD	Antero Midstream Partners LP	OF OPTION AND PERMANENT EASEMENT AGREEMENT	3/14/2014	21-008020	10/2/2014	286/407-409 #201400078625	MONROE
OH	BISHOP LATERAL	HARTSHORN, JOHN	Antero Midstream Partners LP	OPTION/ EASEMENT AGREEMENT	2/11/2014	21-018015.0000			MONROE
OH	BISHOP LATERAL	REED, ROGER ET AL	Antero Midstream Partners LP	OPTION/ EASEMENT AGREEMENT	2/1/2014	21-022008.0000			MONROE
OH	BISHOP LATERAL	BIEDENBACH, GREGORY	Antero Midstream Partners LP	OPTION/ EASEMENT AGREEMENT	2/6/2014	22-001001.0000			MONROE
OH		Carla Jean Grelles, fka Carla Jean Crum, Debra Ann Foraker, Gary Brett Baker, and Terry Quaye Hague	Antero Midstream Partners LP	Lease Agreement	41666	31-0021106.000	N/A	N/A	Noble
OH		Carla Jean Grelles, fka Carla Jean Crum, Debra Ann Foraker, Gary Brett Baker and Terry Quaye Hague	Antero Midstream Partners LP	Memorandum of Lease Agreement	41666	31-0021106.000	41668	239/720	Noble
OH	BOND LATERAL	WEBER, BARBARA	Antero Midstream Partners LP	PERMANENT EASEMENT	2/11/2014	31-0021127.000	4/1/2014	244/627 #201400064359	NOBLE
OH	BOND LATERAL	WARNER, VAN ET UX	Antero Midstream Partners LP	PERMANENT EASEMENT	2/27/2014	31-0051208.000	4/1/2014	244/618-626 #201400064358	NOBLE

OH	BOND LATERAL	ALESHIRE, ILANA G.	Antero Midstream Partners LP	PERMANENT ROAD ACCESS	3/10/2014	31-0051219.000	4/1/2014	244/614 #201400064357	NOBLE
WV	PIERPOINT	HAYMOND, ANNIE B.	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	2/20/2014	3-14-5	3/25/2014	327/130 #201400001562	TYLER
WV	CHARLENE	JACKSON, STEPHEN	Antero Midstream Partners LP	ROAD ACCESS EASEMENT AGREEMENT	1/23/2014	3-14-9	N/A	N/A	RITCHIE
WV	CHARLENE	JACKSON, STEPHEN	Antero Midstream Partners LP	TEMPORARY WAREYARD AGREEMENT	1/23/2014	3-14-9	N/A	N/A	RITCHIE
WV	MARKWEST TO BOBCAT	DOROTHY JUNE GASKINS, SAMUAL C.	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/10/2014	3-15-6 3-15-11 3-15-12	3/11/2014	321/544 #195183	DODDRIDGE
WV	MARKWEST TO BOBCAT	DOROTHY JUNE GASKINS, SAMUAL C. MARSHOK,	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	1/20/2014	3-15-6 3-15-11 3-15-12	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	DOROTHY JUNE GASKINS, SAMUAL C. MARSHOK,	Antero Midstream Partners LP	TEMPORARY WAREYARD AGREEMENT	1/20/2014	3-15-6 3-15-11 3-15-12	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	DOROTHY JUNE GASKINS, SAMUAL C. MARSHOK, SHARON L. SANDERS, CONNIE	Antero Midstream Partners LP	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	1/20/2014	3-15-6 3-15-11 3-15-12	3/11/2014	321/553 #195185	DODDRIDGE
WV	PEARL JEAN	PENNINGTON, DEAN & MARTHA	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/23/2014	3-16-21	PENDING	PENDING	DODDRIDGE
WV	PEARL JEAN	PENNINGTON, DEAN & MARTHA	Antero Midstream Partners LP	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	4/7/2014	3-16-21 3-17-28 3-20-1 3-20-51	PENDING	PENDING	DODDRIDGE
WV	MARKWEST TO BOBCAT	PERKINS OIL & GAS, INC.	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	1/29/2014	3-18-04 3-18-27 3-18-28	N/A	N/A	DODDRIDGE

WV	MARKWEST TO BOBCAT	GOODSON, THOMAS BUNTING, MARIE WATT, RAAKELI	Antero Midstream Partners LP	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12/19/2013	3-18-15.2	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	WILLIAMS, MELVIN L.	Antero Midstream Partners LP	AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12/30/2013	3-18-19	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	LOUGH, JUANITA LOUGH, ROBERT LINTON, DENISE	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	12/30/2013	3-18-20 3-18-6	PENDING	PENDING	DODDRIDGE
WV	MARKWEST TO BOBCAT	SHIFFLETT, SR., ROBERT E.	Antero Midstream Partners LP	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1/8/2014	3-18-32	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	BONDURANT, DORIS L.	Antero Midstream Partners LP	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1/10/2014	3-18-35	N/A	N/A	DODDRIDGE

WV	MARKWEST TO BOBCAT	WRIGHT, DAWN	Antero Midstream Partners LP	TEMPORARY WORKSPACE	1/24/2014	3-18-4.1	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	MILLER, JOHN H.	Antero Midstream Partners LP	TEMPORARY WORKSPACE AGREEMENT	1/24/2014	3-18-4.6	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	MILLER, JOHN H.	Antero Midstream Partners LP	MODIFICATION OF PERMANENT EASEMENT AGREEMENT- ADDED WAREYARD	2/22/2014	3-18-4.6	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	STAMM, EMMAJEAN	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/15/2014	3-18-40 3-18-41 3-18-41.1	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	STAMM, JAMES C.	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/16/2014	3-18-44	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	ASH, DELEAH J.	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/3/2014	3-18-5	PENDING	PENDING	DODDRIDGE
WV	MARKWEST TO BOBCAT	GASKINS, WILLIAM E. AND DESSIE A.	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/13/2014	3-18-7	PENDING	PENDING	DODDRIDGE
WV	PEARL JEAN	JETT, GLORIA	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/16/2014	3-19-7	PENDING	PENDING	DODDRIDGE
WV	MARKWEST TO BOBCAT	RINGER, ADAM B. & JOSHUA L.	Antero Midstream Partners LP	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12/27/2013	3-21-35 3-21-36	N/A	N/A	DODDRIDGE

WV	MARKWEST TO BOBCAT	STAMM, NANCY	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/9/2014	3-21-5	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	STAMM, NANCY	Antero Midstream Partners LP	AGREEMENT AND SURFACE FACILITY EASEMENT	1/16/2014	3-21-5	N/A	N/A	DODDRIDGE
WV	MELODY	ROBERTS, MABLE	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	7/7/2013	3-2-16	PENDING	PENDING	DODDRIDGE
WV	MELODY	ROBERTS, MABLE	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	7/7/2013	3-2-16	PENDING	PENDING	DODDRIDGE
WV	PIERPOINT	PERKINS OIL & GAS, INC.	Antero Midstream Partners LP	TEMPORARY WAREYARD AGREEMENT	1/9/2014	3-4-10.1 3-4-10.2 3-4-27 3-4-27.1	N/A	N/A	TYLER
WV	PIERPOINT	PERKINS OIL & GAS, INC.	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGR EEMENT	1/9/2014	3-4-10.1 3-4-10.2 3-4-27	N/A	N/A	TYLER
WV	PIERPOINT	PERKINS OIL & GAS, INC.	Antero Midstream Partners LP	OF OPTION & PERMANENT EASEMENT AGREEMENT	9/22/2014	3-4-10.1 3-4-10.2 3-4-27	N/A	N/A	TYLER
WV	PIERPOINT	CHRISTOPHER K., TRUSTEE IRENE NUTTER HAYMOND TRUST	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	12/31/2013	3-4-3 3-4-4 3-4-8 3-4-9	PENDING	PENDING	TYLER
WV	PIERPOINT	CHRISTOPHER K., TRUSTEE IRENE NUTTER HAYMOND TRUST	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	12/31/2013	3-4-3 3-4-4 3-4-8 3-4-9	N/A	N/A	TYLER
WV	PIERPOINT	DOAK, ROSE ANN	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/17/2014	3-4-6	3/25/2014	327/89 #201400001556	TYLER

WV	PIERPOINT	HAYMOND, CHRISTOPHER HAYMOND, DANIEL HAYMOND, JESSICA	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/11/2014	3-4-9	N/A	N/A	TYLER
WV	PIERPOINT	CHRISTOPHER HAYMOND, DANIEL HAYMOND, JESSICA	Antero Midstream Partners LP	TEMPORARY WORKSPACE	4/11/2014	3-4-9	N/A	N/A	TYLER
WV	RJ SMITH	PRATT, DENZIL ET UX	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	9/5/2013	3-5-10			DODDRIDGE
WV	MISERY	FOSTER, YVONNE	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	2/15/2014	3-5-3	PENDING	PENDING	DODDRIDGE
WV	N/S CANTON WATER	FOSTER, YVONNE	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	3/27/2014	3-5-3	PENDING	PENDING	DODDRIDGE
WV	MISERY	JORDAN FAMILY PARTNERSHIP	Antero Midstream Partners LP	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	1/31/2014	3-5-7 3-5-8 3-5-15	PENDING	PENDING	DODDRIDGE
WV	PIERPOINT	MAHONEY, JAMES D.	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	2/15/2014	3-9-1	N/A	N/A	TYLER
WV	PIERPOINT	MAHONEY, JAMES D.	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/15/2014	3-9-1	N/A	N/A	TYLER
WV	PIERPOINT	MAHONEY, JAMES D.	Antero Midstream Partners LP	TEMPORARY WORKSPACE	3/24/2014	3-9-1	N/A	N/A	TYLER
WV	PIERPOINT	SCOTT, ROGER AND DONNA	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGR EEMENT	1/17/2014	3-9-19	N/A	N/A	TYLER
WV	PIERPOINT	SCOTT, ROGER AND DONNA	Antero Midstream Partners LP	TEMPORARY ACCESS ROAD TO ENTER SOUTHERN WAREYARD ON MARSH RUN	8/15/2014	3-9-19			TYLER
WV	N/S CANTON WATER	RUBLE, SCOTTY & MARTHA	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	3/25/2014	3-9-2	PENDING	PENDING	DODDRIDGE

WV	PIERPOINT	AND BEATRICE PIERCE, ERNEST PIERCE, LEWIS F., JR.	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGR EEMENT	1/16/2014	3-9-23.1	N/A	N/A	TYLER
WV	NORTH CANTON CONNECTOR	COFFMAN, CHRISTOPHER L.	Antero Midstream Partners LP	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	2/4/2014	5-11-16	PENDING	PENDING	DODDRIDGE
WV	NORTH CANTON CONNECTOR	COFFMAN, CHRISTOPHER L.	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	2/21/2014	5-11-16	8/25/2014	332/718 #208476	DODDRIDGE
WV	NORTH CANTON CONNECTOR	LAFALCE, ASHLIE	Antero Midstream Partners LP	OPTION PERMANENT EASEMENT AGREEMENT	3/17/2014	5-17-13	8/25/2014	332/701 #208466	DODDRIDGE
WV	NORTH CANTON CONNECTOR	HENNING, CHARLES R. AND ZELDA	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	3/2/2014	5-23-1.1	8/25/2014	332/669 #208452	DODDRIDGE
WV	NORTH CANTON CONNECTOR	ARCHER, J. SAMUEL	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	2/27/2014	5-23-15	8/25/2014	332/710 #208470	DODDRIDGE
WV	NORTH CANTON CONNECTOR	GLASPELL, SHAWN DILLON, DIANA & EDSEL KERBY, TAMMY BAILEY, MEGAN WINSTON LOVE FAMILY TRUST	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	2/17/2014	5-23-2	N/A	N/A	DODDRIDGE
WV	NORTH CANTON CONNECTOR	NORTON, JAMES L. & LAWANNA J.	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	12/23/2013	5-23-4 5-23-4.1	8/25/2014	332/693 #208463	DODDRIDGE
WV	NORTH CANTON CONNECTOR	NORTON, JAMES L. & LAWANNA J.	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS AGREEMENT	12/31/2013	5-23-4 5-23-4.1	N/A	N/A	DODDRIDGE
WV	NORTH CANTON CONNECTOR	DODRILL, OPAL O.	Antero Midstream Partners LP	AGREEMENT AND PERMANENT	2/14/2014	5-23-8	N/A	N/A	DODDRIDGE

WV	NORTH CANTON CONNECTOR	JOHNSON, JOHNIE, JR.	Antero Midstream Partners LP	AGREEMENT AND PERMANENT EASEMENT	2/12/2014	5-23-8.1	N/A	N/A	DODDRIDGE
WV	BOBCAT TO EQT	PENNINGTON, DEAN R.	Antero Midstream Partners LP	OF OPTION AND PERMANENT EASEMENT AGREEMENT	12/28/2013	5-25-43 5-25-43.1 5-25-43.2	10/2/2014	336/97 #212303	DODDRIDGE
WV	BOBCAT TO EQT	ASH, TIMOTHY AND PAULA	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/9/2014	5-29-3	PENDING	PENDING	DODDRIDGE
WV	BOBCAT TO EQT	FAIN, CHARLES T.	Antero Midstream Partners LP	ROAD ACCESS EASEMENT AGREEMENT	2/12/2014	5-29-34	N/A	N/A	DODDRIDGE
WV	BOBCAT TO EQT	UNDERWOOD, RODNEY AND DEBORAH	Antero Midstream Partners LP	TEMPORARY WAREYARD AGREEMENT	2/17/2014	5-30-6	N/A	N/A	DODDRIDGE
WV	BOBCAT TO EQT	UNDERWOOD, RODNEY AND DEBORAH	Antero Midstream Partners LP	TEMPORARY WAREYARD AGREEMENT	2/18/2014	5-30-6	N/A	N/A	DODDRIDGE
WV	NEW MILTON TO MIDPT	CRISLIP, REXALL M. ET AL	Antero Midstream Partners LP	ROAD ACCESS	11/16/2012	6-12-34 6-12-39	9/19/2013	313/269 #183431	DODDRIDGE
WV	NORTON	FIEDLER, ANNELISE (FKA ANNE KELLY)	Antero Midstream Partners LP	AGREEMENT AND PERMANENT EASEMENT	2/4/2014	6-15-13.1	N/A	N/A	DODDRIDGE
WV	PENNINGTON NORTH	MORRIS, IKE	Antero Midstream Partners LP	WORKSPACE/ EXTRA TEMPORARY	1/20/2014	6-7-1	N/A	N/A	DODDRIDGE
WV	WILLIARD	KEPLINGER, II, DALE W. & MELISSA	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	12/27/2013	6-8-17	PENDING	PENDING	DODDRIDGE
WV	NEW MILTON	MCCLAIN, ROGER A.	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMEN	6/9/2013	6-8-40	9/12/2013	312/509 #183038	DODDRIDGE
WV	WILLARD	ROSS, GEORGE	Antero Midstream Partners LP	TEMPORARY WAREYARD AGREEMENT	2/1/2014	6-8-7	N/A	N/A	DODDRIDGE

WV	FRITZ	INDIVIDUALLY AND AS TRUSTEE OF THE FIFER FAMILY REVOCABLE TRUST	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/18/2014	8-22-6	OPTION ONLY	OPTION ONLY	DODDRIDGE
WV	STRICKLING	FOSTER, YVONNE	Antero Midstream Partners LP	AGREEMENT AND PERMANENT EASEMENT AGREEMENT	2/15/2014	8-4-5	N/A	N/A	DODDRIDGE
OH	ROE	ROE, RUBY L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/2/2013	01-0021352.000	4/1/2014	244/548 201400064351	NOBLE
OH	ROE	ROE, RUBY L.	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	8/2/2013	01-0021352.000	4/1/2014	244/557 201400064352	NOBLE
OH	ROE	CARPENTER, SAHWN Q. & HERBERT	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/23/2013	01-0021355.000	4/1/2014	244/537 201400064349	NOBLE
OH	ROE	CARPENTER, MAX ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/30/2013	01-0050092.000	4/1/2014	244/563 201400064353	NOBLE
OH	ROE	CARPENTER, MAX ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/30/2013	01-0050092.000	4/1/2014	244/563 201400064353	NOBLE
OH	ROE	DOLLSION, RICHARD & LINDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/26/2013	01-21324.000	4/1/2014	244/530 201400064348	NOBLE
OH	HILL CS LAT	DRAKE, JEFF & GREGG	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/23/2012	05-0021098.000	10/9/2012	211/779-788 #201200056315	NOBLE
OH	HILL CS LAT	WILLIAMSON, NANCY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/19/2012	05-0021101.000	10/9/2012	211/771-778 #201200056314	NOBLE
OH	HILL CS LAT	HILL, SCOTT ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	7/27/2012	05-0021106.000	10/12/2012	212/107-116 #201200056431	NOBLE
OH	HILL CS LAT	HILL, SCOTT ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/13/2012	05-0021106.000 05-0050836.000	10/9/2012	211/762-770 #201200056313	NOBLE
OH	HILL CS LAT	COOPER, SAMMY ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/25/2012	05-0021179.000	10/9/2012	211/789-796 #201200056316	NOBLE

OH	HILL CS LAT	COOPER, SAMMY ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	6/25/2012	05-21179.000	10/12/2012	212/101-106 #20120005630	NOBLE
OH	SCHROEDER	ZALEHA, ANDY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/22/2013	07-0021147.000	4/23/2013	222/699-706 #201300059141	NOBLE
OH	SCHROEDER	MILEY, JACK R. & NORMA R., TRUSTEES	ANTERO MIDSTREAM LLC	PERMANET EASEMENT AGREEMENT	8/3/2012	07-0021148.000	4/23/2013	222/791-798 #201300059155	NOBLE
OH	SCHROEDER	MILEY, JACK R. & NORMA R., TRUSTEES	ANTERO MIDSTREAM LLC	PERMANET EASEMENT AGREEMENT	8/3/2012	07-0021148.000 31-0051154.000 07-0021148.000	4/23/2013	222/791-798 #201300059155	NOBLE
WV	IRELAND	ANTILL/O'NEILL	ANTERO MIDSTREAM LLC	EASEMENT AGREEMENT	5/23/2012	10-14-10 10-14-3.1 10-14.3	6/28/2012	316/987 #201200002133	RITCHIE
WV	CAMPBELL	ANTILL - O'NEIL HEIRS	ANTERO MIDSTREAM LLC	DEED AND EASEMENT	5/23/2012	10-14-3.1 10-14-10	6/28/2012	322/41	RITCHIE
WV	WVCS	WILLIAMSON, ANDREW, ET UX	ANTERO MIDSTREAM LLC	COMPRESSOR SITE ACCESS ROAD	1/14/2012	10-14-3.2	9/4/2014	330/877 #20144967	RITCHIE
WV	YOLANDA	WILLIAMSON, ANDREW & YOLANDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	1/14/2012	10-14-3.2	2/7/2013	318/951 #201300000530	RITCHIE
WV	YOLANDA	WILLIAMSON, ANDREW & YOLANDA	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT	1/3/2013	10-14-3.2	2/7/2013	318/960 #201300000532	RITCHIE
WV	WVCS	KNIGHT, TRACY C., ET UX	ANTERO MIDSTREAM LLC	ROAD ACCESS AGREEMENT	1/13/2012	10-14-3.3 10-9-21	1/30/2014	324/311 #201400000485	RITCHIE
WV	RICHARDS	MCKINNEY, FRED & SHARON J.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/18/2012	10-8-5	9/11/2013	322/992 #201300004220	RITCHIE
WV	RICHARDS	MCKINNEY, FRED & SHARON J.	ANTERO MIDSTREAM LLC	OF PERMANENT EASEMENT (ADDITIONAL	11/20/2012	10-8-5	9/11/2013	322/992 #201300004220	RITCHIE
WV	RICHARDS	MCKINNEY, FRED &SHARON J.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/18/2012	10-8-5	9/11/2013	322/1006 #201300004222	RITCHIE
WV	RICHARDS	LANGFORD, JACK ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/21/2012	10-8-6	10/2/2012	318/642 #201200004721	RITCHIE
WV	RICHARDS	LANGFORD, JACK ET UX	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	12/3/2012	10-8-6	8/21/2013	322/699 #201300003939	RITCHIE
WV	RICHARDS	RICHARDS, JOHN W.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/21/2012	10-8-7	9/24/2013	323/10 #201300004412	RITCHIE

WV	RICHARDS	RICHARDS, JOHN W.	ANTERO MIDSTREAM LLC	OF OPTION AND PERMANENT EASEMENT AGREEMENT	11/29/2012	10-8-7	5/28/2013	321/742 #2013000002519	RITCHIE
WV	RICHARDS	RICHARDS, JOHN W.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	11/29/2012	10-8-7	5/28/2013	321/742 #2013000002519	RITCHIE
WV	RICHARDS	BERKLEY, JUNE C. ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	12/3/2012	10-9-1 10-9-1.1 10-9-1.2	PENDING	PENDING	RITCHIE
WV	RICHARDS	BERKLEY, JUNE C. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/21/2012	10-9-1.1	12/2/2012	318/651 #201200004723	RITCHIE
WV	RICHARDS	BERKLEY, JUNE C. ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	1/18/2012	10-9-1.1	1/30/2014	324/299 #201400000483	RITCHIE
WV	RICHARDS	CAMPBELL, JOHN ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/30/2012	10-9-10.1	9/11/2013	322/1006 #201300004222	RITCHIE
WV	RICHARDS	CAMPBELL, JOHN, ET UX	ANTERO MIDSTREAM LLC	OF PERMANENT EASEMENT (ADDITIONAL LINE)	11/15/2012	10-9-10.1	PENDING	PENDING	RITCHIE
WV	MCGILL	CLARK, TERESA L.	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	5/28/2013	1-10-19	9/4/2013	312/204 #182515	DODDRIDGE
WV	SUA	MANCUSO, ANTHONY	ANTERO MIDSTREAM LLC	GROUND LEASE	10/6/2011	1-10-3			DODDRIDGE
WV	PIERPOINT	HOSKINS, L. GENE ET UX	ANTERO MIDSTREAM LLC	PERMAMENT EASEMENT AGREEMENT	12/11/2012	1-14-1; 1-14-2 1-14-2.1; 1-14-3 1-11-23 1-11-24	3/20/2014	439/617 #84752	TYLER
WV	ROBERT WILLIAMS	WILLIAMS, ROBERT C.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/25/2013	1-15-6.4	1/9/2014	319/525 #190606	DODDRIDGE
WV	WVCS	MATHEY, WILLIS LEE, ET AL	ANTERO MIDSTREAM LLC	COMPRESSOR SITE AGREEMENT	5/1/2010	18-262-1	11/13/2011	1501/28	HARRISON
WV		Willis Lee Matthey & Forest Warner Mathhey	ANTERO MIDSTREAM LLC	Memorandum of Surface Facility Easement	40299	18-262-1	41226	1501/28	Harrison
WV	SUA	SPERRY HARDWOODS, INC.	ANTERO MIDSTREAM LLC	GROUND LEASE	6/6/2012	18-282-62			HARRISON
WV	SUA	SPERRY HARDWOODS, INC.	ANTERO MIDSTREAM LLC	GROUND LEASE	6/6/2012	18-282-62			HARRISON

WV	VOGT	JOELYNN FAMILY PRESERVATION	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/20/2012	1-9-7	2/22/2013	305/289 #172463	DODDRIDGE
OH	REUSSER	WILLS, SHELBA	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	5/21/2013	20-010001.000 20-017001.000			MONROE
OH	REUSSER	WILLS, SHELBA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/6/2012	20-010001.000 21-011006.000	6/12/2013	244/541-548 #201300068539	MONROE
OH	REUSSER	RUBEL, GARY A. & NANCY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/17/2013	20-0100020000; 20-0100030000; 21-0100050000; 21-0100060000; 21-0100070000;	6/12/2013	244/701-708 #201300068558	MONROE
OH	REUSSER	RUBEL, JEFFERY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/10/2012	20-0100160.000 20-010010.0000 20-0110020.000	6/12/2013	244/576-583 #201300068542	MONROE
OH	REUSSER	RUBEL, JEFFERY	ANTERO MIDSTREAM LLC	MODFICATION OF OPTION/EASEME NT AGREEMENT	3/19/2013	20-0100160.000 20-010010.0000 20-0110020.000	6/12/2013	244/584-592 #201300068543	MONROE
OH	REUSSER	DAVIDSON, CARRIE ET ALL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/11/2013	20-011001.000	6/12/2013	244/553-575 #201300068451	MONROE
OH	REUSSER	ESCHLIMAN, MARY M. & JOHN D.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/1/2013	20-014005.0000 20-014011.0000	9/19/2013	252/682-689 #201300070487	MONROE
OH	REUSSER	OLIVER, JOHN N. , SR.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/19/2013	20-015005.000	6/12/2013	244/657-664 #201300068552	MONROE
OH	REUSSER	BURKHART, LEONARD E.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/12/2013	200150070000 220010040000	6/12/2013	244/631-640 #201300068549	MONROE
OH	REUSSER	SCOTT, MARY D.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/31/2012	20-015010.000 20-016010.000	6/12/2013	244/602-610 #201300068546	MONROE
OH	REUSSER	BIEDENBACH, DENNIS & ELAINE	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	6/5/2013	20-015012.000	9/19/2013	252/690-694 #201300070488	MONROE
OH	REUSSER	BIEDENBACH, DENNIS & ELAINE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/31/2012	20-0150120.000	6/12/2013	244/689-696 #201300068556	MONROE
OH	REUSSER	BIEDENBACH, DENNIS & ELAINE	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	6/2/2013	20-0150120.000	6/12/2013	244/697-700 #201300068557	MONROE
OH	REUSSER	BIEDENBACH, ARTHUR	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/2/2013	20-0150160.000	6/12/2013	244/621-630 #201300068548	MONROE

OH	REUSSER	KUHN JOSEPH ETUX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	3/29/2013	20-016005 20-017006 21-011010	9/19/2013	252/668-678 201300070485	MONROE
OH	REUSSER	KUHN JOSEPH ETUX	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT	5/14/2013	200160050000 210160051000 210110100000	9/19/2013	252/663-667 #20130007084	MONROE
OH	REUSSER	BLACKSTONE, DAVID & NICOLYN	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	4/18/2013	20-016008.000	NOT RECORDED		MONROE
WV		Clarence E. Sperry, L. Diane Sperry, Janet L. Sperry	ANTERO MIDSTREAM LLC	Surface Facility Easement	40328	20-324-1, 20-344- 1	40721	1472/1124	Harrison
WV	WVCS	CORDER, GERALD WAYNE, ET UX	ANTERO MIDSTREAM LLC	LEASE	10/13/2011	20-361-10	40856	1479/616 #201100055303	HARRISON
WV	WVCS	CORDER, GERALD WAYNE, ET UX	ANTERO MIDSTREAM LLC	LEASE	10/13/2011	20-361-10	40856	1479/616 #201100055303	HARRISON
WV	WVCS	CORDER, GERALD WAYNE, ET UX	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	12/16/2011	20-361-11	4/2/2012	1486/976 #201200015178	HARRISON
WV	WVCS	CORDER, GERALD WAYNE, ET UX	ANTERO MIDSTREAM LLC	EASEMENT AGREEMENT (ROAD)	3/16/2012	20-361-11	41001	1486/981 #201200015181	HARRISON
WV	WVCS	HURST, CLARA MAE	ANTERO MIDSTREAM LLC	COMPRESSOR SITE AGREEMENT	3/10/2009	20-403-4	6/24/2009	1433/1196 #200900020750	HARRISON
WV		Bernard W. Hurst, Clara Mae Hurst, Peggy L. Hurst	ANTERO MIDSTREAM LLC	Memorandum of Compressor Facility Easement	39943	20-403-4	39988	1433/1198	Harrison
WV		Bernard W. Hurst, Clara Mae Hurst, Peggy L. Hurst	ANTERO MIDSTREAM LLC	Amendment and Ratification of Compressor Facility Easement	40670	20-403-4	40625	1465/268	Harrison

OH	MONROE LATERAL	KLINKENBERG, CHARLES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/21/2013	21-008014.0000	3/11/2014	267/306-312 201400073986	MONROE
OH	MONROE LATERAL	MONROE FAMILY FARM, LTD	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMEENT	7/2/2013	21-008020.000	3/6/2014	267/340-346 #201400073986	MONROE
OH	MONROE LATERAL	BRIGGS, BOBBY & CANDY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/18/2012 OPT EXT. 5/4/13	21-009003.0000	3/6/2014	267/306-313 #201400073988	MONROE
OH	MONROE LATERAL	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/9/2013	21-009008.000 21-009007.000	3/6/2014	267/314-322 #201400073987	MONROE
OH	MONROE LATERAL	MCDOUGAL, RICK ET UX	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT	10/17/2012 OPT EXT. 5/4/13	21-009025.0000			MONROE
OH	MONROE LATERAL	MCDOUGAL, RICK ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/17/2012 OPT EXT. 5/4/13	21-009025.0000 21-008013.0000	3/6/2014	267/332-339 #201400073989	MONROE
OH	OHIO-COMP SITE	RUBEL, GARY A. & NANCY	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE AGREEMENT	9/13/2013 OPT EXT SIGNED	21-0100070.000 20-0100030.000 20-0100040.000			MONROE
OH	REUSSER	HEFT, JR., URBAN LEWIS	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/26/2013	21-011012.000	6/12/2013	244/673-680 #201300068552	MONROE
OH	REUSSER	BLACKSTONE, DAVID & NICOLYN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/31/2012	21-016008.000 20-016004.000	6/12/2013	244/681-688 #20130006855	MONROE
OH	OHIO-COMP SITE	RUBEL, GARY A. & NANCY	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE AGREEMENT	10/4/2013 OPT ETX SIGNED 9/20/13	21-018007.000			MONROE
WV	WVCS	KEY OIL COMPANY	ANTERO MIDSTREAM LLC	OPTION FOR COMPRESSOR SITE	5/9/2013	2-1-10.1; 2-1-11	N/A	N/A	DODDRIDGE
OH	REUSSER	DICK, CORNELIUS & CAROLYN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/20/2013	22-001002 20-015003 20-015003.1	6/12/2013	244/649-656 #201300068551	MONROE
OH	REUSSER	BETTS FAMILY TRUST	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/7/2013	22-0020040.000 20-0140080.000	6/12/2013	244/611-620 #201300068547	MONROE
OH	REUSSER	HILL, LINDA K. & SCHWABEN, KATHY J.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/12/2013	22-002009.000	6/12/2013	244/593-601 #201300068545	MONROE

OH	REUSSER	DICK, JOSEPH A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/30/2012	22-002010.000 22-002001.0000	6/12/2013	244/641-648 #201300068550	MONROE
OH	OHIO-COMP SITE	RUBEL, GARY A. & NANCY	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE AGREEMENT	9/13/2013 OPT EXT SIGNED	23-0021137.000			NOBLE
OH	SUA - GROUND LEASE	KIRK K. MILLER PROPERTIES LLC	ANTERO MIDSTREAM LLC	SURFACE USE AGREEMENT - PIPEYARD LEASE	10/1/2012	23-0085343.002, 23-0085343.001, 23-0085345.001, 23-0079320.001,	NOT RECORDED		WASHINGTON
OH		Carla Jean Crum, Debra Ann Foraker, Gary Brett Baker and	ANTERO MIDSTREAM LLC	Option Agreement and Permanent Easement	41426	31-0021106 & 31- 0051218	41668	239/729	Noble
OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO MIDSTREAM LLC	PEMANENT EASEMENT AGREEMENT	5/30/2013	31-0021233.000	10/8/2013	233/97-105 #201300061693	NOBLE
OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO MIDSTREAM LLC	PEMANENT EASEMENT AGREEMENT	5/30/2013	31-0021235.000	10/8/2013	233/97-105 #201300061693	NOBLE
OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO MIDSTREAM LLC	OF PERMANENT EASEMENT AGREEMENT	7/12/2013	31-0021235.000	10/8/2013	233/106-109 #201300061694	NOBLE
OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO MIDSTREAM LLC	PEMANENT EASEMENT AGREEMENT	7/12/2013	31-0021235.000 31-0051215.000 31-0021233.000	10/8/2013	233/106-109 #201300061694	NOBLE
OH	MYRON	FRAKES, I. ROLFE	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/ EASEMENT	5/30/2013	31-0021237.000 31-21236.000 31-21230.000	3/7/2014	242/609	NOBLE
OH	MYRON	FRAKES, I. ROLFE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/16/2012	31-0021237.000 31-21236.000 31-21230.000	5/30/2014	241/335-343 #201400063676	NOBLE
OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/ EASEMENT	5/30/2013	31-0021240.000	10/8/2013	233/78-82 #201300061689	NOBLE
OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/16/2012	31-0021240.000	10/8/2013	233/66-77 #201300061688	NOBLE
OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/ EASEMENT	5/30/2013	31-0021240.000	10/8/2013	233/78-82 #201300061689	NOBLE
OH	MYRON	BATES, JOHN L. & BATES, TIMOTHY S., TRUSTEES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/23/2013	31-0021262.000	10/8/2013	233/49-53 #201300061685	NOBLE

OH	MYRON	BATES, JOHN L. & BATES, TIMOTHY S., TRUSTEES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/23/2012	31-0021262.000	10/8/2013	233/40-48 #201300061684	NOBLE
OH	MYRON	BATES, JOHN L. & BATES, TIMOTHY S., TRUSTEES	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEME NT	6/10/2013	31-0021262.000	10/8/2013	233/49-53 #201300061685	NOBLE
OH	MYRON	BATES, JOHN L. & BATES, TIMOTHY S., TRUSTEES	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEME NT	7/18/2013	31-0021262.000	10/8/2013	233/54-56 #201300061686	NOBLE
OH	WAYNE	MILEY, WAYNE & MARTHA	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT	2/1/2013	31-0021264.000	4/23/2013	222/457-463 #201300059104	NOBLE
OH	HILL CS LAT	SCHEETZ, JON & MELANIE	ANTERO MIDSTREAM LLC	OF OPTION/EASEME NT	5/16/2013	31-0021267.000	7/26/2013	227/1125-1128 #201300060466	NOBLE
OH	HILL CS LAT	SCHEETZ, JON & MELANIE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/16/2012	31-0021267.000 31-0021268.000	7/26/2013	227/1112-1124 #201300060467	NOBLE

OH	HILL CS LAT	SCHEETZ, JON & MELANIE	ANTERO MIDSTREAM LLC	OF OPTION/EASEME NT	2/15/2013	31-0021267.000 31-0021268.000	7/26/2013	227/1121-1124 #201300060465	NOBLE
OH	HILL CS LAT	REEVES, RODNEY & LINDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/13/2012	31-0021267.001	7/26/2013	227/1129-1136 #201300060467	NOBLE
OH	HILL CS LAT	REEVES, RODNEY & LINDA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEME NT	2/19/2013	31-0021267.001	7/26/2013	227/1137-1140 #210300060468	NOBLE
OH	MYRON	REEVES, RODNEY & LINDA	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	5/30/2013	31-0021267.001	7/26/2013	227/1141-1146 #201300060469	NOBLE
OH	MYRON	REEVES, RODNEY ET UX	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEME NT (EXHIBIT)	9/13/2013	31-0021267.001	10/8/2013	233/28-31 #20130061682	NOBLE
OH	MYRON	REEVES, RODNEY & LINDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/26/2013	31-0021267.001	10/8/2013	233/32-39 #201300061683	NOBLE
OH	HILL CS LAT	MILEY, KIEL & SHIRLEY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/20/2013	31-0021269.003	7/26/2013	227/1098-1105 #201300060462	NOBLE
OH	HILL CS LAT	MILEY, KIEL & SHIRLEY	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	1/20/2013	31-0021269.003	7/26/2013	227/1106-1111 #201300060463	NOBLE
OH	HILL CS LAT	MILEY, KIEL & SHIRLEY	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	1/20/2013	31-0021269.007	7/26/2013	227/1106-1111 #201300060463	NOBLE
OH	MYRON	MILLER, LOIS JANE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/2/2013	31-0021270	12/3/2013	236/330 #201300062509	NOBLE

OH	MYRON	MILLER, LOIS JANE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/2/2013	31-0021270	12/3/2013	236/330 #201300062509	NOBLE
OH	HILL CS LAT	JUSTICE, TIMOTHY L	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCCESS EASEMENT	6/21/2013	31-0021274.000	7/26/2013	227/1088-1092 #201300060460	NOBLE
OH	HILL CS LAT	JUSTICE, TIMOTHY L	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT -	6/21/2013	31-0021274.000	7/26/2013	227/1093-1097 #201300060461	NOBLE
OH	HILL CS LAT	JUSTICE, TIMOTHY L	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/19/2013	31-0021275.000	7/26/2013	227/1080-1087 #201300060459	NOBLE
OH	HILL CS LAT	BLAKNEY, MATTHEW	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/25/2012	31-0021276.000	7/26/2013	227/1077-1079 #201300060458	NOBLE
OH	HILL CS LAT	NEUHART, JOHN PAUL JR. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/8/2012	31-0021331.000 32-21311.000	7/26/2013	227/951-960 #201300060436	NOBLE
OH	MILEY	MILEY, PAUL L. & JEAN A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/25/2012	31-0021340.000	4/23/2013	222/713-720 #201300059143	NOBLE
OH	MILEY	MILEY, PAUL L. & JEAN A.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEME NT	11/7/2012	31-0021340.000	4/23/2013	222/721-725 #201300059144	NOBLE
OH	MILEY	MILEY, PAUL L. & JEAN A.	ANTERO MIDSTREAM LLC	FACILITY EASEMENT AGREEMENT	2/2/2013	31-0021340.000	4/23/2013	222/726-731 #201300059145	NOBLE
OH	OHIO-COMP SITE	MILEY, PAUL L. & JEAN A.	ANTERO MIDSTREAM LLC	OPTION TO LEASE AGREEMENT	EXTENDED THROUGH 9/29/2015	31-0021340.000			NOBLE
OH	ROBERT	MILEY, ARDITH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/29/2013	31-0021353.000	12/3/2013	236/426-433 #201300062524	NOBLE

OH	ROBERT	MILEY, ARDITH	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEME NT	8/6/2013	31-0021353.000	12/3/2013	236/434-438 201300062525	NOBLE
OH	ROBERT	MILEY, ROBERT ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/29/2013	31-0021354.000 31-0021355.000	12/3/2013	236/414-421 #201300062522	NOBLE
OH	ROBERT	MILEY, ROBERT ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	6/29/2013	31-0021355.000	12/3/2013	236/422-425 #201300062523	NOBLE
OH	MILEY	MILEY, PAUL L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/25/2012	31-0021356.000	4/23/2013	222/732-738 #201300059146	NOBLE
OH	MILEY	MILEY, PAUL L.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASMEN T	11/9/2012	31-0021356.000	4/23/2013	222/739-743 #201300059147	NOBLE
OH	OHIO-COMP SITE	MILEY, PAUL L.	ANTERO MIDSTREAM LLC	OPTION TO LEASE AGREEMENT	EXTENSION THROUGH 10/5/2015	31-0021356.000			NOBLE
OH	MILEY	MILEY, JOHN W.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/4/2012	31-0021357.000	4/23/2013	222/744-751 #201300059148	NOBLE
OH	MILEY	MILEY, JOHN W.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEME NT	10/25/2012	31-0021357.000	4/23/2013	222/752-745 #201300059149	NOBLE
OH	MILEY	MILEY, RAYMOND & MELEESA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/22/2012	31-0021358.000	4/23/2013	222/755-763 #201300059150	NOBLE
OH	MILEY	MILEY, RAYMOND & MELEESA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEME NT	10/27/2012	31-0021358.000	4/23/2013	222/764-765 #201300059151	NOBLE

OH	SCHROEDER	MILEY, RAYMOND & MELEESA	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT	3/4/2013	31-0021358.000	4/23/2013	222/812-815 #201300059158	NOBLE
OH	SCHROEDER	MILEY, RAYMOND & MELEESA	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	6/26/2013	31-0021358.000	7/26/2013	227/990-993 #201300060443	NOBLE
OH	ROBERT	MILEY, JACK, TRUSTEE ET UX	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	7/1/2013	31-0021359.000	12/3/2013	236/439-446 #201300062526	NOBLE
OH	ROBERT	MILEY, JACK, TRUSTEE ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/1/2013	31-0021359.000	12/3/2013	236/439-446 #201300062526	NOBLE
OH	RICH	RICH, LOUISE ANNETTE ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/30/2013	31-0021366.000	4/23/2013	222/526-536 #201300059115	NOBLE
OH	RICH	MILEY, JACK R., TRUSTEE ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/28/2013	31-0021369.000	4/23/2013	222/512-519 #201300059113	NOBLE
OH	RICH	MILEY, JACK R., TRUSTEE ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	11/12/2012	31-0021369.000	4/23/2013	222/520-525 #201300021253	NOBLE
OH	SCHROEDER	MILEY, RAYMOND & MELEESA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/4/2012	31-0021370.000 31-0021358.000	4/23/2013	222/803-811 #201300059157	NOBLE

OH	SCHROEDER	MILEY, JACK R. & NORMA R., TRUSTEES	ANTERO MIDSTREAM LLC	PERMANET EASEMENT AGREEMENT	8/3/2012	31-0051154.000	4/23/2013	222/791-798 #201300059155	NOBLE
OH	SCHROEDER	MILEY, JACK R. & NORMA R., TRUSTEES	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT	2/27/2013	31-0051154.000	4/23/2013	222/799-802 #201300059156	NOBLE
OH	HILL CS LAT	TRAILWAY INVESTMENTS, LLC - PAUL MILLER	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	2/5/2013	31-0051214.001	4/23/2013	222/493-498 #201300059911	NOBLE
OH	HILL CS LAT	TRAILWAY INVESTMENTS, LLC - PAUL MILLER	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/5/2013	31-0051214.001	4/23/2013	227/897-904 #201300060429	NOBLE
OH	HILL CS LAT	TRAILWAY INVESTMENTS, LLC - PAUL MILLER	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/10/2013	31-0051214.001	7/26/2013	227/905-911 #201300059110	NOBLE
OH	WAYNE	TRAILWAY INVESTMENTS, LLC	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/25/2012	31-0051214.001	4/23/2013	222/485-492 #201300059109	NOBLE
OH	HILL CS LAT	COURTS, JAMES P.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	6/13/2013	31-0051214.002	7/26/2013	227/1168-1173 #201300060473	NOBLE
OH	HILL CS LAT	COURTS, JAMES P.	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	6/19/2013	31-0051214.002	7/26/2013	227/1174-1177 #201300060473	NOBLE

OH	HILL CS LAT	COURTS, JAMES P.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/9/2012	31-0051214.002 31-0021267.003	7/26/2013	227/1147-1155 #201300060470	NOBLE
OH	HILL CS LAT	COURTS, JAMES P.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/6/2013	31-0051214.002 31-0021267.003	7/26/2013	227/1160-1167 #201300060472	NOBLE
OH	HILL CS LAT	COURTS, JAMES P.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEME NT	2/19/2013	31-0051214.002 31-0021267.003	7/26/2013	227/1156-1159 #201300060471	NOBLE
OH	HILL CS LAT	MILEY, WAYNE & MARTHA	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	2/13/2013	31-0051214.005	4/23/2013	222/480-484 #201300059107	NOBLE
OH	HILL CS LAT	MILEY, WAYNE & MARTHA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/13/2013	31-0051214.005	9/19/2013	231/267-274 #201300061253	NOBLE
OH	HILL CS LAT	MILEY, WAYNE & MARTHA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/1/2013	31-0051214.005	9/19/2013	231/285-292 #201300061256	NOBLE
OH	WAYNE	MILEY, WAYNE & MARTHA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/24/2012	31-0051214.005	4/23/2013	222/447-456 #201300059103	NOBLE
OH	WAYNE	MILEY, WAYNE & MARTHA	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT	2/1/2013	31-0051214.005	4/23/2013	222/457-463 #201300059104	NOBLE
OH	WAYNE	MILEY, WAYNE & MARTHA	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT	10/29/2012	31-0051214.005	4/23/2013	222/464-469 #201300059105	NOBLE
OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	7/12/2013	31-0051215.000	10/8/2013	233/106-109 #201300061694	NOBLE

OH	MYRON	ADAMIK, THOMAS & JACQUELINE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/22/2012	31-0051216.000	10/8/2013	233/124-131 #201300061698	NOBLE
WV	MELODY	GRIFFIN, VIRGINIA L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/7/2013	3-12-16	8/1/2014	332/174 #206505	DODDRIDGE
WV	MELODY	KIMBALL, BOREMAN R.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/7/2013	3-12-16	8/1/2014	332/174 #206505	DODDRIDGE
WV	MELODY	KIMBALL, JOSEPH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/7/2013	3-12-16	8/1/2014	332/174 #206505	DODDRIDGE
WV	MELODY	KIMBALL, MARVIN G.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/7/2013	3-12-16	8/1/2014	332/174 #206505	DODDRIDGE
WV	MELODY	KIMBALL, MICHAEL S.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/7/2013	3-12-16	8/1/2014	332/174 #206505	DODDRIDGE
WV	LEMLEY	MOUNT SALEM REVIVAL GROUNDS, INC.	ANTERO MIDSTREAM LLC	OPTION PERMANENT EASEMENT AGREEMENT	4/12/2013	3-13-10.1	N/A	N/A	DODDRIDGE
WV	LEMLEY	MOUNT SALEM REVIVAL GROUNDS, INC.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	4/12/2013	3-13-10.1	PENDING	PENDING	DODDRIDGE
WV	WALNUT WEST	VAUGHAN, STEVEN EUGENE & MARY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/25/2012	3-13-12; 3-13-13	2/24/2014	326/91 #2014942	RITCHIE
WV	REVIVAL	MOUNT SALEM REVIVAL GROUNDS	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	12/17/2012	3-13-15.1	3/15/2014	321/436 #194712	DODDRIDGE

WV	KRAMER	MOORE, DWIGHT E. & TINA M.	ANTERO MIDSTREAM LLC	OPTION PERMANENT EASEMENT AGREEMENT	9/19/2012	3-13-17	N/A	N/A	DODDRIDGE
WV	KRAMER	MOORE, DWIGHT E. & TINA M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/19/2012	3-13-17	3/5/2014	321/443 #194713	DODDRIDGE
WV	KRAMER	MOORE, DWIGHT E. & TINA M.	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	9/19/2012	3-13-17	9/19/2013	313/233 #183425	DODDRIDGE
WV	REVIVAL	MOORE, DWIGHT E. ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	10/10/2012	3-13-17 3-13-21 3-13-22	11/5/2013	316/616 #186375	DODDRIDGE
WV	WALNUT WEST	WELLS, ROGER D. ET UX	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	12/29/2012	3-13-18.1	PENDING	PENDING	RITCHIE
WV	WALNUT WEST	WAGGONER, EDDY D. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/12/2012	3-13-19; 3-13-20; 3-13-21	1/30/2014	324/484 #201400000509	RITCHIE
WV	CHARLENE	WAGGONER, EDDY D. ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY	11/3/2012	3-13-20; 3-13-19; 3-13-21	1/30/2014	324/294 #201400000482	RITCHIE
WV	CHARLENE	WAGGONER, EDDY D. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/12/2012	3-13-20; 3-13-19; 3-13-21	1/30/2014	324/484 #201400000509	RITCHIE
WV	CHARLENE	ROBINSON, LISA D.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/13/2012	3-13-24	1/30/2014	324/416 #201400000499	RITCHIE
WV	WALNUT WEST	BLANKENSHIP, DENNIS	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/4/2012 EXTENSION 12/4/2013	3-13-8; 3-13-8.1; 3-13-8.2	8/21/2013	322/703 #201300003940	RITCHIE
WV	REVIVAL	WILLIAMS, JERRY L. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/24/2012	3-13-9	PENDING	PENDING	DODDRIDGE

WV	REVIVAL	WILLIAMS, LARRY G. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	12/15/2012	3-13-9.1	PENDING	PENDING	DODDRIDGE
WV	WALNUT WEST	HURST, JEFFERY & BRENDA K.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/2/2013	3-14-11	1/30/2014	324/435 #201400000502	RITCHIE
WV	WALNUT WEST	BUTCHER, FLOYD T. III	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/1/2013	3-14-11.10	1/30/2014	324/449 #201400000504	RITCHIE
WV	ZINN	ZINN, ERNEST E. III	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/19/2013	3-14-20 3-14-20.2 3-14-20.1	4/15/2013	319/460 #201300001717	RITCHIE
WV	WALNUT WEST	JACKSON, STEVEN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/18/2013	3-14-22 3-14-9	1/30/2014	324/409 #201400000498	RITCHIE
WV	WVCS	JACKSON, STEVEN	ANTERO MIDSTREAM LLC	OPTION FOR COMPRESSOR SITE	5/20/2013	3-14-9	N/A	N/A	RITCHIE
WV	MOORE AND CANTON WATER	GRAY, FREDERICK AND ALLISON	ANTERO MIDSTREAM LLC	ACCESS ROAD AGREEMENT	3/9/2012	3-16-2.1	3/28/2012	297/586 #161378	DODDRIDGE
WV	WVCS	PENNINGTON, DEAN ET UX	ANTERO MIDSTREAM LLC	COMPRESSOR SITE AGREEMENT	3/20/2013	3-16-21 3-17-28	N/A	N/A	DODDRIDGE
WV	CHARLENE	JACKSON, KENNETH H. JR. & NANCY SUE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/23/2012	3-19-9.1	1/30/2014	324/304 #201400000484	RITCHIE
OH	HILL CS LAT	NEUHART, GENE BRENT	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/8/2012	32-0021311.003	7/26/2013	227/943-950 #201300060453	NOBLE
OH	HILL CS LAT	RICH, CARL & JANE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/11/2013	32-0021313.000	7/26/2013	227/935-942 #201300060434	NOBLE
OH	HILL CS LAT	DETTRA, TODD & TABITHA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/9/2013	32-0021315.000	7/26/2013	227/1030-1037 #201300060451	NOBLE

OH	HILL CS LAT	DETTRA, LANNY & SUSAN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/21/2012	32-0021315.002	7/26/2013	227/1056-1063 #201300060455	NOBLE
OH	HILL CS LAT	LEACH, LARRY T. JR. & TRUDI	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/9/2013	32-0021315.007	7/26/2013	227/1043-1050 #201300060453	NOBLE
OH	HILL CS LAT	HILL, JEFFREY SCOTT & TAMMY Y., TRUSTEES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/2/2013	32-0021323.000 37-0011332.000	7/26/2013	227/912-919 #201300060431	NOBLE
WV	WALNUT WEST	JACKSON, CRAIG ET AL	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	10/23/2013	3-20-1	1/31/2014	324/559 #201400000549	RITCHIE
WV	WALNUT WEST	SHAHAN, RICHARD A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/28/2013	3-20-4	N/A	N/A	RITCHIE
WV	WALNUT WEST	CUNNINGHAM, S.A.	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	11/21/2012	3-20-5 3-20-5.1 3-20-5.2	N/A	N/A	RITCHIE
WV	WALNUT WEST	CUNNINGHAM, S.A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/3/2013	3-20-5; 3-20-5.1; 3 20-5; 3-20-6	N/A	N/A	RITCHIE
WV	MELODY	LEMASTERS, BARBARA KAY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/7/2013	3-2-16	PENDING	PENDING	DODDRIDGE
WV	MELODY	KIMBALL, BOREMAN KIMBALL, MARVIN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/7/2013	3-2-16	PENDING	PENDING	DODDRIDGE
WV	COASTAL	COASTAL FOREST RESOURCES COMPANY	ANTERO MIDSTREAM LLC	PIPELINE RIGHT OF WAY AGREEMENT	7/18/2012	3-2-4.2 5-17-03	9/5/2013	425/167 #77237	TYLER
WV	WVCS	JACKSON, NORMAN	ANTERO MIDSTREAM LLC	OPTION FOR COMPRESSOR SITE	5/14/2013	3-4-33	N/A	N/A	RITCHIE
WV	RJ SMITH	CHESTNUT GROVE CHRISTIAN CHURCH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/21/2013	3-5-30.1			DODDRIDGE
OH	OHIO-COMP SITE	J. J. DETWEILER ENTERPRISES, INC	ANTERO MIDSTREAM LLC	OPTION TO LEASE AGREEMENT	4/15/2013	36-0021039.000			NOBLE

OH		Jeffrey Scott Hill and Tammy Y. Hill, Trustees of The Hill Family Trust, dated March 4, 2004 and amended in its	ANTERO MIDSTREAM LLC	Lease Agreement	41317	37-0011295.000 and 37- 0021294.000	N/A	N/A	Noble
OH		Jeffrey Scott Hill and Tammy Y. Hill, Trustees of The Hill Family Trust, dated March 4, 2004 and	ANTERO MIDSTREAM LLC	Permanent Easement Agreement (Pipelines)	41317	37-0011295.000 and 37- 0021294.000	41338	219/726	Noble
OH		Jeffrey Scott Hill and Tammy Y. Hill, Trustees of The Hill Family Trust, dated March 4, 2004 and	ANTERO MIDSTREAM LLC	Permanent Easement Agreement (Access)	41317	37-0011295.000 and 37- 0021294.000	41338	219/734	Noble
OH		Jeffrey Scott Hill and Tammy Y. Hill, Trustees of The Hill Family Trust, dated March 4, 2004 and	ANTERO MIDSTREAM LLC	Permanent Easement Agreement (Utilities)	41317	37-0011295.000 and 37-0021294.000	41338	219/742	Noble
OH		Jeffrey Scott Hill and Tammy Y. Hill, Trustees of The Hill	ANTERO MIDSTREAM LLC	Memorandum of Lease Agreement	41317	37-0011295.000 and 37-0021294.000	41338	219/719	Noble
OH	HILL CS LAT	HILL, JEFFREY S., TRUSTEE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/11/2013	37-0011330.000 37-0011332.000	7/26/2013	227/920-927 #201300060432	NOBLE
OH	OHIO-COMP SITE	HILL, JEFFREY SCOTT & TAMMY Y., TRUSTEES	ANTERO MIDSTREAM LLC	OPTION TO LEASE AGREEMENT	12/19/2012	37-0021195.000 37-0021194.000			NOBLE
WV	WVCS	KLEIN, BENITA	ANTERO MIDSTREAM LLC	OPTION FOR COMPRESSOR SITE	6/11/2013	3-8-1.1	N/A	N/A	RITCHIE
WV	WVCS	KLEIN, BENITA	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	2/27/2014	3-8-1.1			RITCHIE
WV	PRATT LAT	PRATT, CLARENCE O. AND JUANITA J.	ANTERO MIDSTREAM LLC	OPTION FOR PERMAMENT EASEMENT	5/23/2012	3-8-11	N/A	N/A	DODDRIDGE
WV	PRATT LAT	PRATT, CLARENCE O. AND JUANITA J.	ANTERO MIDSTREAM LLC	EXTENSION OF OPTION	11/8/2012	3-8-11	N/A	N/A	DODDRIDGE

WV	PRATT LAT	JACKSON, VANCE	ANTERO MIDSTREAM LLC	OPTION FOR PERMAMENT EASEMENT	11/8/2012	3-8-3	N/A	N/A	DODDRIDGE
WV	PRATT LAT	HIGGINBOTHAM, PAMELA ANN	ANTERO MIDSTREAM LLC	EXTENSION OF OPTION	11/6/2012	3-8-6	N/A	N/A	DODDRIDGE
WV	PIERPOINT	PIERCE, LEWIS	ANTERO MIDSTREAM LLC	PERMAMENT EASEMENT AGREEMENT	12/20/2012	3-9-23.1	9/4/2014	330/870 #20144966	TYLER
WV	WALNUT WEST	MCCULLOUGH, ELSIE L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/2/2012	39527	N/A	N/A	RITCHIE
WV	ROY	WRIGHT, JAMES N. & TAMMY L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/15/2012	5-11-20	OPTION ONLY	OPTION ONLY	DODDRIDGE
WV	WVCS	GLASPELL, SHAWN	ANTERO MIDSTREAM LLC	OPTION FOR COMPRESSOR SITE	4/20/2013	5-11-34; 5-11-34.2	N/A	N/A	DODDRIDGE
WV	ROY	LEMASTERS, HAZEL	ANTERO MIDSTREAM LLC	SURFACE FACILITY	10/15/2012	5-11-5.2	1/9/2014	319/582 #190615	DODDRIDGE
WV	ROY	LEMASTERS, HAZEL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/5/2012	5-11-5; 5-11-5.2; 5 11-5.3	PENDING	PENDING	DODDRIDGE
WV	WVCS	HAYES, SHIRLEY ET AL	ANTERO MIDSTREAM LLC	OPTION FOR COMPRESSOR SITE	4/26/2013	5-12-3	N/A	N/A	DODDRIDGE
WV	NORTH CANTON CONNECTOR	JONES, RONALD R., SR.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/2/2012	5-17-12	N/A	N/A	DODDRIDGE
WV	NORTH CANTON CONNECTOR	JONES, RONALD R., SR.	ANTERO MIDSTREAM LLC	SURFACE FACILITY	12/8/2012	5-17-12	9/16/2013	426/270 #77765	DODDRIDGE
WV	NORTH CANTON CONNECTOR	JONES, RONALD R., SR. ET AL	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	4/24/2014	5-17-12	PENDING	PENDING	DODDRIDGE
WV	NORTH CANTON CONNECTOR	JONES, RONALD R., SR. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/2/2012	5-17-12	PENDING	PENDING	DODDRIDGE
WV	WVCS	MOORE, EMMA J.	ANTERO MIDSTREAM LLC	OPTION FOR COMPRESSOR SITE	4/24/2013	5-18-4	N/A	N/A	DODDRIDGE
WV	ROY	FERREBEE, DAVID & BETTY	ANTERO MIDSTREAM LLC	SURFACE FACILITY	10/11/2012	5-5-5 5-5-12	9/11/2013	312/416 #182964	DODDRIDGE
WV	ROY	FERREBEE, DAVID & BETTY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/11/2012	5-5-5; 5-5-12	PENDING	PENDING	DODDRIDGE
WV	SUA	BARNES, RONALD G	ANTERO MIDSTREAM LLC	SURFACE USE AGREEMENT (PIPEYARD)	6/9/2012	6-1-10.03	10/15/2013	315/384 #184756	DODDRIDGE

WV	IKE	JETT, EDWARD ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	5/28/2013	6-11-1	12/6/2013	318/549 #188590	DODDRIDGE
WV	PENNINGTON NO.	JETT, EDWARD ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/28/2013	6-11-1	12/6/2013	318/549 #188590	DODDRIDGE
WV	NEW MILTON	LUOTTO, JOHN A	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/18/2013	6-11-2	9/19/2013	313/215 #1836421	DODDRIDGE
WV	IKE	YEAGER, CHARLES, III	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	6/17/2013	6-11-4	9/9/2013	312/314 #182763	DODDRIDGE
WV	COASTAL HILLTOP	COASTAL FOREST RESOURCES COMPANY	ANTERO MIDSTREAM LLC	PIPELINE RIGHT OF WAY AGREEMENT	7/2/2012	6-12-17	10/5/2012	303/302 #167312	DODDRIDGE
WV	WHITEHAIR	COASTAL FOREST RESOURCES COMPANY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/2/2012	6-12-17	10/5/2012	303/302 #167312	DODDRIDGE
WV	COASTAL HILLTOP	NICHOLSON, MILTON DEAN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/29/2011	6-12-30	10/24/2012	303/572 #167994	DODDRIDGE
WV	WVCS	NICHOLSON, RICHARD ET AL	ANTERO MIDSTREAM LLC	OPTION FOR COMPRESSOR SITE	3/15/2013	6-12-33	N/A	N/A	DODDRIDGE
WV	WVCS	CRISLIP, REXALL ET AL	ANTERO MIDSTREAM LLC	SURFACE USE AGREEMENT	2/14/2012	6-12-34	3/2/2012	297/273	DODDRIDGE
WV	WVCS	CRISLIP, REXALL ET AL	ANTERO MIDSTREAM LLC	TANKER PIPELINE AREA AGREEMENT	6/28/2012	6-12-34	9/9/2013	312/286	DODDRIDGE
WV	WVCS	CRISLIP, REXALL ET AL	ANTERO MIDSTREAM LLC	DEED AND EASEMENT AGREEMENT	1/24/2012	6-12-34	3/2/2012	297/256	DODDRIDGE
WV	WVCS	WOLFE, CHARLES	ANTERO MIDSTREAM LLC	OPTION FOR COMPRESSOR SITE	4/2/2013	6-12-40	N/A	N/A	TYLER
WV	SNIDER	HARPER, MATTHEW & SHAUNA	ANTERO MIDSTREAM LLC	VALVE SITE	11/15/2012	6-13-14 6-13-15 6-13-16 6-13-17 6-13-18	8/21/2013	424/43 #76613	TYLER
WV	SNIDER	HARPER, MATTHEW & SHAUNA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/12/2013	6-13-15; 6-13-16; 6-13-17; 6-13-18	8/21/2013	424/50 #76614	TYLER
WV	SNIDER	SNIDER, TERRY L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/17/2012	6-13-19	8/19/2013	423/774 #76558	TYLER

WV	SNIDER	RITCHIE PETROLEUM CORPORATION, INC.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/16/2012	6-13-22	8/19/2013	423/744 #76554	TYLER
WV	SNIDER	PETROLEUM CORPORATION, INC.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/1/2013	6-13-22	9/16/2013	426/255 #77763	TYLER
WV	SNIDER	RITCHIE PETROLEUM CORPORATION, INC.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/8/2013	6-13-40 6-13- 22	8/19/2013	423/763 #76556	TYLER
WV	CLINE	FLUHARTY, MICHAEL D. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	6/14/2013	6-15-1	8/19/2013	311/188 #181734	DODDRIDGE
WV	ERWIN VALLEY	BURTON, VIVIAN E. & DELANEY, LORETTA M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/28/2011	6-15-12	4/10/2012	298/687 #161754	DODDRIDGE
WV	WVCS	JONES, HATTIE M.	ANTERO MIDSTREAM LLC	OPTION FOR COMPRESSOR SITE	6/20/2013	6-15-5	N/A	N/A	TYLER
WV	RUDDY	ERWIN, JOHN F.	ANTERO MIDSTREAM LLC	RELEASE AND AGREEMENT TO CHANGE LOCATION OF EASEMENT	1/15/2013	6-19-11 6-19-12	3/5/2014	321/411 #194706	DODDRIDGE
WV	RUDDY	ERWIN, JOHN F.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	3/19/2012	6-19-11 6-19-12 6-19-1	11/20/2012	304/103 #168828	DODDRIDGE
WV	RUDDY	ERWIN, JOHN F.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	3/19/2012	6-19-11 6-19-12 6-19-1	11/20/2012	304/103 #168828	DODDRIDGE
WV	ERWIN VALLEY	ERWIN, JOHN F.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/19/2012	6-19-12 6-19-11 6-19-1	11/20/2012	304/103 #168828	DODDRIDGE
WV	ERWIN VALLEY	ERWIN, JOHN F.	ANTERO MIDSTREAM LLC	OF PIPELINE EASEMENT AGREEMENT	9/14/2012	6-19-12 6-19-11 6-19-1	11/27/2012	304/115 #168875	DODDRIDGE
WV	ERWIN VALLEY	HINTERER, DOLOR ES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/26/2012	6-19-2	10/3/2012	303/234 #167162	DODDRIDGE
WV	WILLARD	MCCLAIN, ROGER A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMEN	6/19/2013	6-4-31 6-4-31.1	9/12/2013	312/501 #183037	DODDRIDGE

WV	PENNINGTON NO.	MORRIS, IKE ( I L )	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/10/2013	6-7-1	1/9/2014	319/608 #190621	DODDRIDGE
WV	LOWTHER	KEPLINGER, DALE ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/11/2013	6-8-17	12/6/2013	318/514 #188584	DODDRIDGE
WV	NEW MILTON	COASTAL FOREST RESOURCES COMPANY	ANTERO MIDSTREAM LLC	METER & VALVE SITE RIGHT OF WAY AGREEMENT	6/28/2013	6-8-35 6-12-1	1/9/2014	319/623 #190624	DODDRIDGE
WV	NEW MILTON	COASTAL FOREST RESOURCES COMPANY	ANTERO MIDSTREAM LLC	ROAD RIGHT OF WAY AGREEMENT	6/28/2013	6-8-35 6-12-1	1/9/2014	319/623 #190624	DODDRIDGE
WV	NEW MILTON	COASTAL FOREST RESOURCES COMPANY	ANTERO MIDSTREAM LLC	PIPELINE AGREEMENT	8/28/2013	6-8-35 6-12-1	1/9/2014	319/623 #190624	DODDRIDGE
WV	NEW MILTON	MEANS, KEVIN M. AND CINDY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/18/2013	6-8-36	4/18/2013	312/456 #182973	DODDRIDGE
WV	NEW MILTON	COMSTOCK IRREVOCABLE TRUST	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	7/16/2013	6-8-39	9/11/2013	312/446 #182971	DODDRIDGE
WV	NEW MILTON TO MIDPT	COMSTOCK IRREVOCABLE TRUST	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/7/2013	6-8-39	1/9/2014	319/47 #190609	DODDRIDGE
WV	LOWTHER	LOWTHER, KENNETH, ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/23/2013	6-8-4	12/6/2013	318/528 #188586	DODDRIDGE
WV	LOWTHER	MCCLAIN, ROGER A., ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/19/2013	6-8-40	9/12/2013	312/501 #183037	DODDRIDGE
WV	NEW MILTON	MCCLAIN, ROGER A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMEN	6/19/2013	6-8-40	9/12/2013	312/501 #183037	DODDRIDGE

WV	WVCS	MCCLAIN, ROGER ET AL	ANTERO MIDSTREAM LLC	COMPRESSOR SITE AGREEMENT	6/19/2013	6-8-40	N/A	N/A	DODDRIDGE
WV	LOWTHER	BOWYER, NOMA SUE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/9/2013	6-8-5	12/6/2013	318/521 #188585	DODDRIDGE
PA	ROBINSON	ROBISON, ROBERT CETUX	ANTERO MIDSTREAM LLC	EASEMENT	11/6/2012	700-001-00-00- 0024-00			WASHINGTON
PA	ROBINSON	KELLER, JACK W. ET UX	ANTERO MIDSTREAM LLC	EASEMENT	3/24/2012	700-001-00-00- 0028-02	PENDING	PENDING	WASHINGTON
PA	DOERFLER	DOERFLER, FREDERICK G. ET UX & DOERFLER, GREGORYL.	ANTERO MIDSTREAM LLC	COMPRESSOR SITE AND TAP SITE EASEMENT	8/25/2009	700-004-00-00- 0008-00;700-004- 00-00-0025-01			WASHINGTON
PA	ROBINSON	ROSS, DALE T.ET UX	ANTERO MIDSTREAM LLC	EASEMENT	40977	700-004-00-00- 0009-00 700-004-00-00- 0011-00	PENDING	PENDING	WASHINGTON
WV	WVCS	KEY OIL COMPANY	ANTERO MIDSTREAM LLC	OPTION FOR COMPRESSOR SITE	2/15/2013	7-11-1	N/A	N/A	DODDRIDGE
WV	WVCS	ROSS, MIKE AND IKE MORRIS	ANTERO MIDSTREAM LLC	COMPRESSOR SITE AGREEMENT	2/5/2010	7-285-16	2/19/2011	1442/686	HARRISON
WV		Mike Ross ,inc. & I. L. Morris	ANTERO MIDSTREAM LLC	Memorandum of Surface Facility Easement	40214	7-285-16	40228	1442/686	Harrison
WV	WVCS	MALE, KIMBERLY A	ANTERO MIDSTREAM LLC	COMPRESSOR SITE AGREEMENT	1/24/2009	7-285-51	2/18/2009	1427/937	HARRISON

WV	HWY 50 XING CANTON WATER	KEY OIL COMPANY ET AL	ANTERO MIDSTREAM LLC	OPTION PERMANENT EASEMENT AGREEMENT	4/19/2013	8-12-50	N/A	N/A	DODDRIDGE
WV	HWY 50 XING CANTON WATER	KEY OIL COMPANY ET AL	ANTERO MIDSTREAM LLC	OPTION PERMANENT EASEMENT AGREEMENT	4/19/2013	8-12-51	N/A	N/A	DODDRIDGE
WV	HWY 50 XING CANTON WATER	BIG 'D' ENTERPRISES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/24/2013	8-12-80 8-13-14 8-13-16	N/A	N/A	DODDRIDGE
WV	WVCS	KEY OIL COMPANY	ANTERO MIDSTREAM LLC	OPTION FOR COMPRESSOR SITE	3/7/2013	8-19-25	N/A	N/A	DODDRIDGE
WV	KRAMER	KRAMER, CELEITA A.	ANTERO MIDSTREAM LLC	OPTION PERMANENT EASEMENT AGREEMENT	9/19/2012	8-9-4	N/A	N/A	DODDRIDGE
WV		Doris J. Bee and Debbie Hileman, as Second Successor trustees of The	ANTERO MIDSTREAM LLC	Permanent Easement Agreement (Pipelines)	41248	Central District, Doddridge Co., WV; TM/P: 6/6	41249	304/242	Doddridge
WV		Doris J. Bee and Debbie Hileman, as Second Successor trustees of The	ANTERO MIDSTREAM LLC	Permanent Easement Agreement (Electrical-	41248	Central District, Doddridge Co., WV; TM/P: 6/6	41249	304/249	Doddridge
WV		William Patrick James	ANTERO MIDSTREAM LLC	Permanent Easement Agreement	41117	Central District, Doddridge Co., WV; TM/P: 6/6	41528	312/431	Doddridge
WV		Hattie Markle Jones	ANTERO MIDSTREAM LLC	Permanent Easement Agreement	41249	Meade Dist., Tyler Co., WV; TM/P: 15/5	41505	423/723	Tyler

WV		Ronald G. Barnes	ANTERO MIDSTREAM LLC	Ground Lease	41429	New Milton Dist., Doddridge Co., WV; TM/P: 1/10.3	N/A	N/A	Doddridge
WV		Ronald G. Barnes	ANTERO MIDSTREAM LLC	Memorandum of Ground Lease Agreement	41429	New Milton Dist., Doddridge Co., WV; TM/P: 1/10.3	41562	315/384	Doddridge
WV		Mary Frances Harms, Nancy Louise Antill, Timothy R. O’Neill, Kathleen	ANTERO MIDSTREAM LLC	Easement Agreement	41052	Union Dist., Ritchie Co., WV; TM/P: 14/10; 14/13.1; 14/3	41088	316/981	Ritchie
WV		Kimberly A. Male	ANTERO MIDSTREAM LLC	Amendment and Ratification of Surface Use Agreement	40744	07-285-51	40751	1473/1335	Harrison
WV		Kimberly A. Male	ANTERO MIDSTREAM LLC	Amendment and Ratification of Surface Use Agreement	41010	07-285-51	41031	1489/927	Harrison
OH		W. Richard Robertson and L. Sue Robertson	ANTERO MIDSTREAM LLC	Option and Permanent Easement Agreement	41443	36-0021031.000	41540	231/679	Noble
WV		Kimberly A. Male	ANTERO MIDSTREAM LLC	Memorandum of Surface Use Agreement	39836	7-285-51	39862	1427/937	Harrison
WV		Kimberly A. Male	ANTERO MIDSTREAM LLC	Surface Use Agreement	39836	7-285-51	N/A	N/A	Harrison
WV		Kimberly A. Male	ANTERO MIDSTREAM LLC	Amendment and Ratification of Surface Use	40744	7-285-51	40751	1473/1335	Harrison
WV	WVCS	DOTSON, RENDAL, ET UX	ANTERO MIDSTREAM LLC	COMPRESSOR SITE AGREEMENT	7/22/2011	20-9 20-16	12/19/2011	295/169	DODDRIDGE
WV		Rendal J. Dotson & Sandra G. Dotson	ANTERO MIDSTREAM LLC	Memorandum of Amended and Restated Surface Use Lease and	40746	20-9 & 16	40896	295/169	Doddridge
WV	MELODY	WEEKLY, ANCIL	ANTERO MIDSTREAM LLC	AGREEMENT PERMANENT EASEMENT AGREEMENT	6/28/2013	3/5/2002	N/A	N/A	DODDRIDGE
OH	OHIO-COMP SITE	COBLENTZ, JOE	ANTERO MIDSTREAM LLC	OPTION TO LEASE AGREEMENT	8/16/2013	01-0021199.000			NOBLE

OH	JR LATERAL	BYLER, JACOB ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/12/2013	01-0021317.001	3/7/2014	242/667 #201400063991	NOBLE
OH	JR LATERAL	BYLER, BENJAMIN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/12/2013	01-0021317.003	3/7/2014	242/682 #201400063993	NOBLE
OH	JR LATERAL	WYSCARVER, JAMES C.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/2/2013	01-0021317.005 01-0021317.006	3/7/2014	242/675 #201400063992	NOBLE
OH	RICH	RICH, LOUISE ANNETTE ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	11/18/2013	01-0021366.000			NOBLE
OH	SMIERCIAK LATERAL	SMIERCIAK, LOUIE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/20/2013	01-0021369.006	2/14/2014	241/327 201400063675	NOBLE
OH	JR LATERAL	NEWELL, JAMES M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/13/2013	01-0050044.000	3/7/2014	242/690 #201400063994	NOBLE
OH	DEVOLLD LATERAL	HARBAUGH, ERNEST	ANTERO MIDSTREAM LLC	OPTION/EASEME NT AGREEMENT	12/14/2013	07-0021143.001			NOBLE
OH	NILA	SMITH, WILLIAM ET UX	ANTERO MIDSTREAM LLC	SURFACE FACITY AGREEMENT AND PERMANENT ACCESS ROAD	2/23/2014	07-0021146.000			NOBLE
OH	NILA	SMITH, WILLIAM ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/9/2013	07-0021146.000			NOBLE
OH	SNODE LATERAL	WATSON, MARCIE	ANTERO MIDSTREAM LLC	OPTION/EASEME NT AGREEMENT	9/19/2013	07-0021163.000			NOBLE
OH	SNODE LATERAL	SNODE, CHARLES ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEME NT AGREEMENT	9/23/2013	07-0021182.001 07-0021186.002 07-0021168.001 07-0021183.001 07-0021182.002			NOBLE

OH	DEVOLLD LATERAL	COOK, CHARLES ET UX	ANTERO MIDSTREAM LLC	OPTION/ EASEMENT AGREEMENT	10/4/2013	07-0021187.002			NOBLE
OH	SNODE LATERAL	SLEVIN, JAMES C.	ANTERO MIDSTREAM LLC	OPTION/ EASEMENT AGREEMENT	9/27/2013	07-0051077.000 07-0021172.000			NOBLE
WV	WVCS	CHARITY GAS, INC.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	9/9/2013	10-5-16			RITCHIE
WV	PIERPOINT	CHARITY GAS, INC	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	9/5/2014	10-5-16	N/A	N/A	TYLER
WV	COMPRESSOR	LEHMAN, KATHRYN S.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT	9/13/2013	10-6-4	N/A	N/A	TYLER
WV	PIPEYARD	MANCUSO, ANTHONY	ANTERO MIDSTREAM LLC	GROUND LEASE AGREEMENT	9/18/2013	1-10-3			DODDRIDGE
WV	PIERPOINT	MCCRAY, JOSEPH L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/8/2013	1-11-11.1 1-12-31	2/24/2014	437/700 #83751	TYLER
WV	PIERPOINT	HEINTZMAN, PATRICIA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/31/2013	1-11-16.1 1-11- 22 1-14-1.1	PENDING	PENDING	TYLER
WV	PIERPOINT	DAWSON, GARY D., ET UX	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	10/3/2013	1-11-18 AND 1-12- 25	N/A	N/A	TYLER
WV	PIERPOINT	BEEM, TYRONE, ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/28/2013	1-11-4	PENDING	PENDING	TYLER
WV	DOTSON HOLLAND	FOREST FUND IV LIMITED PARTNERSHIP	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/3/2013	1-11-4 1-11 6	10/3/2014	336/133 #212357	DODDRIDGE
WV	PIERPOINT	HERRING, MARY ELLEN ADKINS, ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/31/2013	1-11-5 1- 8-7.1	PENDING	PENDING	TYLER
WV	DOTSON HOLLAND	THOMPSON, HENRY L. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/1/2013	1-11-7	10/3/2014	336/189 #212366	DODDRIDGE
WV	DOTSON HOLLAND	BRITTON, ROBERT L. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/27/2013	1-11-9; 1-11-9.2	10/3/2014	336/173 #212362	DODDRIDGE
WV	PIERPOINT	DAWSON, GARY D., ET AL	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	10/3/2013	1-12-28	N/A	N/A	TYLER

WV	PIERPOINT	DAWSON, GARY D., ET AL	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	10/3/2013	1-12-28 1- 15-26 1-15- 27	N/A	N/A	TYLER
WV	PIERPOINT	HALL, GARY L. & KATHADINA T.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/7/2014	1-12-31.1	PENDING	PENDING	TYLER
WV	DOTSON HOLLAND	PHILLIPS, ROBERT E. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/26/2013	1-12-7	PENDING	PENDING	DODDRIDGE
WV	DOTSON HOLLAND	SHEETS, ERIC D. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/5/2013	1-12-8; 1-12-9; 1- 9-52			DODDRIDGE
WV	ROBERT WILLIAMS	PRIMM, LOREN, ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/8/2013	1-15-17	1/9/2014	319/556 #190610	DODDRIDGE
WV	FRITZ	HORTON, JUDY A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/8/2013	1-15-20	PENDING	PENDING	DODDRIDGE
WV	FRITZ	HORTON, JUDY A.	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT AGREEMENT	3/29/2014	1-15-20	PENDING	PENDING	DODDRIDGE
WV	ROBERT WILLIAMS	HILEY, ROGER L ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT	9/4/2013	1-15-8	12/6/2013	31/507 #188583	DODDRIDGE
WV	MIDCANTON CS	SMITH,TAMELA	ANTERO MIDSTREAM LLC	AGREEMENT FOR COMPRESSOR	7/1/2014	1-2-6			DODDRIDGE
WV	PIERPOINT	FERGUSON, ROGER	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS AGREEMENT	12/30/2013	1-4-10.2	N/A	N/A	TYLER
WV	PIERPOINT EXT	FERGUSON, ROGER	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT	8/25/2013	1-4-10.2	PENDING	PENDING	TYLER
WV	PIERPOINT	SEDERS, SUSAN L SLIDER, JAMES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/22/2013	1-4-10.7	PENDING	PENDING	TYLER
WV	PIERPOINT	UNDERWOOD, RAYMOND V.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/1/2013	1-4-13	9/4/2014	454/386 #91998	TYLER

WV	PIERPOINT	UNDERWOOD, RAYMOND, ET AL	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	10/23/2013	1-4-13.1	N/A	N/A	TYLER
WV	PIERPOINT	GRAFF, JOHN H. & FRANCES J.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/29/2013	1-4-15 1-8-23	9/16/2013	426/262 #77764	TYLER
WV	PIERPOINT	GRAFF, JOHN H. & FRANCES J.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD	3/6/2014	1-4-15 1-8-23	N/A	N/A	TYLER
WV	PIERPOINT	C. SECKMAN, RANDALL J.	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT AGREEMENT	12/29/2013	1-4-3	9/4/2014	454/393 #92000	TYLER
WV	PIERPOINT	SECKMAN, RANDALL J ET	ANTERO MIDSTREAM LLC	EASEMENT AGREEMENT	8/22/2013	1-4-3	PENDING	PENDING	TYLER
WV	WEIGLE EAST	SECKMAN, LLOYD C., ET AL	ANTERO MIDSTREAM LLC	AGREEMENT AND RIGHT-OF- WAY	10/2/2013	1-4-3	N/A	N/A	TYLER
WV	ROCK RUN	DAVIS, JONATHAN L., ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/23/2013	1-4-35 1-4-36	PENDING	PENDING	DODDRIDGE
WV	PIERPOINT	WEESE, ROGER P	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/22/2013	1-4-4	PENDING	PENDING	TYLER
WV	PIERPOINT	WEESE, RONALD P ET	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/22/2013	1-4-9.1 1-4-9.2 1-4-9.3	PENDING	PENDING	TYLER

WV	PIERPOINT	WEESE, BETTY AND RONALD	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	12/30/2014	1-4-9.1 1-4-9.2	N/A	N/A	TYLER
WV	WVCS	COTTRILL, WILLIAM F., JR.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	12/6/2013	1-6-1			DODDRIDGE
WV	ROCK RUN	DAVIS, JONATHAN L. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/23/2013	1-7-2	PENDING	PENDING	DODDRIDGE
WV	JON DAVIS	COTTRILL, BRENT SCOTT & LAURA MARIE	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	8/28/2012	1-7-20 (1-6-43)	2/8/2013	305/118 #171727	DODDRIDGE
WV	PIERPOINT	MONROE, EDNA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/27/2013	1-8-1 1-8-3.4 1-8- 5 1-8-6.2	PENDING	PENDING	TYLER
WV	PIERPOINT	LEASEBURG, WILLIAM C., ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/14/2013	1-8-2	3/26/2014	440/17 #3/26/2014	TYLER
WV	PIERPOINT	ESTLACK, E.THOMAS AND CRYSTALEE T.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/12/2013	1-8-24.3	PENDING	PENDING	TYLER
WV	PIPEYARD	SPERRY HARDWOODS, INC.	ANTERO MIDSTREAM LLC	GROUND LEASE	2/24/2014	18-282-62			HARRISON
WV	PIERPOINT	MONROE, EDNA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/27/2013	1-8-3.4	PENDING	PENDING	TYLER
WV	DOTSON HOLLAND	MCCLOY, ALVADORE ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/7/2013 EXTENSION 12/14/2013	1-8-31; 1-9-22	PENDING	PENDING	DODDRIDGE
WV	NIMORWICZ	WILLIAMS, TILLMAN LEE	ANTERO MIDSTREAM LLC	EASEMENT AGREEMENT	8/28/2013	18-341-1 4-5-20	9/19/2013	313/312 #183438	HARRISON, DODDRIDGE

WV	DOTSON HOLLAND	PIERCE, DALE ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/19/2013	1-8-39	10/3/2014	336/156 #212360	DODDRIDGE
WV	DOTSON HOLLAND	FRAME, MARY H.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/13/2013	1-8-41	10/3/2014	336/198 #212367	DODDRIDGE
WV	DOTSON HOLLAND	FRAME, MARY H.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	12/13/2013	1-8-41	N/A	N/A	DODDRIDGE
WV	PIERPOINT	MONROE, TERRY LEE, ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/27/2013	1-8-6 1-8-6.1	PENDING	PENDING	TYLER
WV	DOTSON HOLLAND	DOTSON, ALLEN ET AL	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	7/29/2013	1-9-23	N/A	N/A	DODDRIDGE
WV	DOTSON HOLLAND	HOLLAND, KIMBERLEE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/3/2013	1-9-24; 1-9-24.1; 1 9-25.1	9/30/2013	336/164 #212361	DODDRIDGE
WV	DOTSON HOLLAND	SMITH, ANTHONY R. & TABITHA J.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/15/2013	1-9-32	10/3/2014	336/140 #212358	DODDRIDGE
WV	DOTSON HOLLAND	ANKENEY, JOHN D. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/15/2013	1-9-32.1	10/3/2014	336/181 #212363	DODDRIDGE
WV	JARVISVILLE TO EQT	BENNETT, LAWRENCE E., ET UX	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	11/1/2013	20-344-17	N/A	N/A	HARRISON
WV	JARVISVILLE TO EQT	ROBINSON, JAMES L., ET UX	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	10/28/2013	20-344-19.3	N/A	N/A	HARRISON
WV	JARVISVILLE TO EQT	MOUNTAIN LAKES LLC	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/11/2013	20-364-2	PENDING	PENDING	HARRISON
OH	MONROE LATERAL	BRIGGS, BOBBY D. ET UX	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	10/30/2013	21-009003.0000			MONROE
WV	PIERPOINT	BURKHART, THOMAS L	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/31/2013	2-27-24	3/26/2014	440/10 #84990	TYLER
OH	OHIO-COMP SITE	CARPENTER, DWIGHT J.	ANTERO MIDSTREAM LLC	OPTION TO LEASE AGREEMENT	8/19/2013	23-0021075.000 23-0051062.000			NOBLE

OH	OHIO-COMP SITE	CARPENTER, DWIGHT J.	ANTERO MIDSTREAM LLC	OPTION TO LEASE AGREEMENT	8/19/2013	23-0021075.000 23-0051062.000			NOBLE
OH	OHIO-COMP SITE	AMERIWOOD, LTD.	ANTERO MIDSTREAM LLC	OPTION TO LEASE AGREEMENT	8/19/2013	23-0021126.000			NOBLE
OH	OHIO-COMP SITE	HAMONANGAN BROTHERS, INC.	ANTERO MIDSTREAM LLC	OPTION TO LEASE AGREEMENT	8/19/2013	23-0021139.000			NOBLE
OH	WILSON LATERAL	HAMONANGAN BROTHERS, INC.	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	12/18/2013	23-0021139.000	2/12/2014	241/69 201400063613	NOBLE
OH	CRUM LATERAL	OLIVER, KENNETH	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/2/2013	31-0021104			NOBLE
OH	MYRON	LAW, MYRON ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	9/30/2013	31-0021233.000 31-0051215.000	10/8/2013	233/119-123 #201300061697	NOBLE
OH	MYRON	LAW, MYRON ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	9/30/2013	31-0021235.000	10/8/2013	233/113-118 #2013000061696	NOBLE
OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO MIDSTREAM LLC	FACILITY EASMENT AGREEMENT	7/15/2013	31-0021240.000	10/8/2013	233/86-91 #210300061691	NOBLE
OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	7/12/2013	31-0021240.000	10/8/2013	233/92-96 #201300061692	NOBLE
OH	MYRON	LAW, MYRON ET AL	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	10/9/2013	31-0021240.000			NOBLE
OH	MYRON	BATES, JOHN, TRUSTEE ET AL	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	10/9/2013	31-0021262.000			NOBLE
OH	HILL CS LAT	SCHEETZ, JON & MELANIE	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	8/3/2013	31-0021267.000	9/19/2013	231/298-301 #201300061258	NOBLE
OH	CYNTHIA LATERAL	LAW, MYRON ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	9/30/2013	31-0021287.000	10/8/2013	236/344-350 #201300062511	NOBLE
OH	CYNTHIA LATERAL	LAW, MYRON ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/12/2013	31-0021287.000 31-0021240.000	10/8/2013	233/57-65 #201300061687	NOBLE
OH	MILEY	MILEY, RAYMOND & MELEESA	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	7/12/2013	31-0021358.000	7/26/2013	227/986-989 #20300060422	NOBLE

OH	ROBERT	MILEY, RAYMOND ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/12/2013	31-0021358.000	12/3/2013	236/447-454 #201300062527	NOBLE
OH	RICH	RICH, LOUISE ANNETTE ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/18/2013	31-0021366.000			NOBLE
OH	NILA	MILEY, JACK R., TRUSTEE ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	8/8/2013	31-0051154.000			NOBLE
OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	7/12/2013	31-0051169.000	10/8/2013	233/92-96 #201300061692	NOBLE
OH	MYRON	LAW, MYRON & CYNTHIA	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	7/12/2013	31-0051169.000	10/8/2013	233/92-96 #201300061692	NOBLE
OH	HILL CS LAT	MILEY, WAYNE & MARTHA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEME NT	7/22/2013	31-0051214.005	9/19/2013	231/275-276 #201300061254	NOBLE
OH	BOND LATERAL	CRUM, CARLA (GRELLES) ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	11/9/2013	31-0051218.000	4/1/2014	244/606 #201400064356	NOBLE
WV	CANTON EAST	HILL, JAMES A	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/22/2011	3-10-15 3-10-9	12/22/2011	295/263 #158687	DODDRIDGE
WV	CANTON EAST	SINES, NORMAN I., ET UX	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	10/6/2013	3-10-2	N/A	N/A	DODDRIDGE
WV	WVCS	NORMAN I. SINES AND VICTORIA D. SINES	ANTERO MIDSTREAM LLC	MEMORANDUM OF LEASE AGREEMENT	8/1/2013	3-10-2	8/2/2013	311/545	DODDRIDGE
WV	WVCS	NORMAN I. SINES AND VICTORIA D. SINES	ANTERO MIDSTREAM LLC	LEASE AGREEMENT	8/1/2013	3-10-2			DODDRIDGE
WV	CANTON EAST	CURRAN, LYNDA	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT AGREEMENTAN D	10/4/2013	3-10-23.2 3-10-33.2	8/1/2014	332/182 #206506	DODDRIDGE
WV	CANTON EAST	SCHAFER, MARY JANE, ET VIR	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT AGREEMENT AND CONFIDENTIALIT	10/4/2013	3-10-33	8/1/2014	332/187 #206508	DODDRIDGE
WV	CANTON EAST	HILL, JAMES	ANTERO MIDSTREAM LLC	TEMPORARY AGREEMENT	11/22/2011	3-10-9 3-10-14 3-10-15 3-10-20	N/A	N/A	DODDRIDGE

WV	WEST MOUNTAIN	WAGGONER,EDDY D. Et Ux	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/11/2013	3-13-19 3-13-20 3-19-21			RITCHIE
WV	CHARLENE	SELLERS, LOREN AND LENISE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/15/2013	3-13-19.1	1/30/2014	324/456 #201400000505	RITCHIE
WV	CHARLENE	WILLIAMS GUY R. & MARY KATHERINE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/18/2013	3-13-21.6; 3-13-21.7	1/30/2014	324/423 #201400000500	RITCHIE
WV	WALNUT WEST	WILLIAMS GUY R. & MARY KATHERINE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/18/2013	3-13-21.6; 3-13-21.7	1/30/2014	324/423 #201400000500	RITCHIE
WV	WALNUT WEST	BLANKENSHIP, DENNIS	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	8/2/2013	3-13-8, 3-13-8.1, 3- 13-8.2	N/A	N/A	RITCHIE
WV	WALNUT WEST	BLANKENSHIP, DENNIS	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	8/2/2013	3-13-8.1 3-13-8.2	N/A	N/A	RITCHIE
WV	MARKWEST TO BOBCAT	ASH, LESTER	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1/6/2014	3-14-22.1	N/A	N/A	DODDRIDGE
WV	WALNUT WEST	DAVIS, LEWIS PHILLIP & NORMA J.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/6/2013	3-14-3; 3-14-4; 3-14-6; 3-14-12	1/30/2014	324/476 #201400000508	RITCHIE
OH	BOND LATERAL	CRUM, CARLA (GRELLES) ET AL	ANTERO MIDSTREAM LLC	FACILITY EASEMENT AGREEMENT	11/9/2013	31-51218.000	4/1/2014	244/599-605 #201400064355	NOBLE
OH	BOND LATERAL	ALESHIRE, ILANA G.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	11/20/2013	31-51219.000	4/1/2014	244/606-613 #201400064356	NOBLE
WV	MARKWEST TO BOBCAT	WEBB, TERESA M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/6/2013	3-15-14 3-18-8	PENDING	PENDING	DODDRIDGE
WV	MARKWEST TO BOBCAT	FORD, JEFFREY AND SHELBY	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12/11/2013	3-18-14 3-18-14.1	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	FORD, JEFFREY AND SHELBY	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	12/11/2013	3-18-14 3-18-14.1	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	FORD, JEFFREY AND SHELBY	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	12/11/2013	3-18-14 3-18-14.1	N/A	N/A	DODDRIDGE

WV	MARKWEST TO BOBCAT	BURR, GLENN E. AND NAOMI L.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	12/9/2013	3-18-37	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	LACKEY, ROY A. AND IWANA J.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	12/11/2013	3-18-39	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	LACKEY, ROY A. AND IWANA J.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	12/11/2013	3-18-39	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	PERKINS OIL & GAS INC.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/11/2013	3-18-4 3-18-27 3-18-28	3/25/2014	327/96 #201400001557	DODDRIDGE
WV	MARKWEST TO BOBCAT	WRIGHT, DAWN E.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/6/2013	3-18-4.1 3-18-24	PENDING	PENDING	DODDRIDGE
WV	MARKWEST TO BOBCAT	WRIGHT, DAWN E.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	12/10/2013	3-18-4.1 3-18-24	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	WRIGHT, DAWN E.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	12/10/2013	3-18-4.1 3-18-24	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	WRIGHT, DAWN E.	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE AGREEMENT	12/10/2013	3-18-4.1 3-18-24	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	MILLER, JOHN H.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/10/2013	3-18-4.6	PENDING	PENDING	DODDRIDGE
WV	MARKWEST TO BOBCAT	MILLER, JOHN H.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	12/10/2013	3-18-4.6	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	MILLER, JOHN H.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	12/10/2013	3-18-4.6	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	VAN SCOY, NORMA YEATER	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12/6/2013	3-18-43	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	HARPER, DANNY R.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1/14/2014	3-18-49	N/A	N/A	DODDRIDGE

WV	MARKWEST TO BOBCAT	LAMBERNEDIS, DAVID N. & JENNIFER A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/16/2013	3-18-7.5	PENDING	PENDING	DODDRIDGE
WV	CHARLENE	DEWBERRY, LINDA C. AS TRUSTEE OF THE LINDA C DEWBERRY TRUST	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	11/23/2013	3-19-49	9/4/2014	330/889 #20144669	RITCHIE
WV	CHARLENE	KEISTER, BOBBY JO ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/8/2013	3-19-8	1/30/2014	324/442 #201400000503	RITCHIE
OH	HILL CS LAT	DETTRA, TODD & TABITHA	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	7/18/2013	32-0021315.000	7/26/2013	227/1038-1042 #201300060452	NOBLE
OH	HILL CS LAT	DETTRA, LANNY & SUSAN	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	7/18/2013	32-0021315.002	7/26/2013	227/1064-1068 #201300060456	NOBLE
OH	HILL CS LAT	LEACH, LARRY T. JR. & TRUDI	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	7/18/2013	32-0021315.007	7/26/2013	227/1051-1055 #201300060454	NOBLE
WV	MARKWEST TO BOBCAT	DAVIS, RONALD L. & CINDY	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	12/4/2013	3-21-2.1	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	MARK CHRISTOPHER AND MARK	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/19/2013	3-21-3	PENDING	PENDING	DODDRIDGE
WV	MARKWEST TO BOBCAT	MARK CHRISTOPHER AND MARK VINCENT	ANTERO MIDSTREAM LLC	SURFCE FACILITY EASEMENT AGREEMENT	12/19/2013	3-21-3	PENDING	PENDING	DODDRIDGE
WV	MARKWEST TO BOBCAT	MARK CHRISTOPHER AND MARK	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT AGREMENT	12/19/2013	3-21-3	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	MARK CHRISTOPHER AND MARK	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	12/19/2013	3-21-3	N/A	N/A	DODDRIDGE
WV	MARKWEST TO BOBCAT	MARK CHRISTOPHER AND MARK VINCENT	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE AGREEMENT	12/19/2013	3-21-3	N/A	N/A	DODDRIDGE
WV	DOTSON	MORRIS, I. L.(IKE)	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/7/2013	3-37-1 1-11-8	1/31/2014	324/546 #201400000547	RITCHIE AND DODDRIDGE
WV	EDWIN	MACKAY, JACK D.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/5/2013	3-37-3	3/25/2014	327/81 #20141555	RITCHIE

s
WV	EDWIN	PEALE, ANITA G. and MACKAY, JACK D.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	4/14/2014	3-37-3	9/4/2014	330/913 #201400004974	RITCHIE
WV	MACKAY	MACKAY, JACK D.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/23/2013	3-37-3 3-37-3.2 3-37-10	3/25/2014	327/81 #201400001555	RITCHIE
WV	EDWIN	WILLIAMS, EDWIN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/3/2013	3-37-5	9/4/2014	330/918 #20144975	RITCHIE
WV	EDWIN	WILLIAMS, EDWIN ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/14/2013	3-37-5.1	9/4/2014	330/906 #20144973	RITCHIE
WV	PIERPOINT	PERKINS OIL & GAS, INC.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/11/2013	3-4-10.1 3-4-10.2 3-4-27 3-4-27.1	3/25/2014	327/96 #201400001557	TYLER
WV	PIERPOINT	JONES, ALFRED LYNN	ANTERO MIDSTREAM LLC	AGREEMENT FOR PERMANENT EASEMENT	11/16/2013	3-4-12	N/A	N/A	TYLER
WV	R.J.SMITH	PRATT,DENZIL F ET UX	ANTERO MIDSTREAM LLC	PERMANENT ROAD AGREEMENT	9/4/2013	3-5-10	PENDING	PENDING	DODDRIDGE
WV	R.J.SMITH	PRATT,DENZIL F ET UX	ANTERO MIDSTREAM LLC	SURFACE AGREEMENT	9/4/2013	3-5-10	PENDING	PENDING	DODDRIDGE
WV	MELODY	KIRKPATRICK, LOIS JANE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	10/9/2013	3-5-12	PENDING	PENDING	DODDRIDGE
WV	MELODY	LORKOVICH, LEONA, ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/28/2013	3-5-2	10/2/2014	336/117 #212308	DODDRIDGE
WV	MELODY	LEONA W. BANASZAK, SHIRLEY WEEKLY, ANCIL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/28/2013	3-5-2	PENDING	PENDING	DODDRIDGE
WV	MISERY	LEONA W. BANASZAK, SHIRLEY WEEKLY, ANCIL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/28/2013	3-5-2	10/2/2014	336/117 #212308	DODDRIDGE

WV	MELODY	SPENCER,CARLAS ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT	9/10/2013	3-5-27	N/A	N/A	DODDRIDGE
WV	R.J. SMITH	CHESTNUT GROVE CHRISTIAN CHURCH	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	10/2/2013	3-5-30.1	N/A	N/A	DODDRIDGE
WV	MELODY	COSTILOW, CHARLES N.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/29/2013	3-5-6	10/2/2014	336/109 #212307	DODDRIDGE
WV	MISERY	COSTILOW, CHARLES N.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/29/2013	3-5-6	10/2/2014	336/109 #212307	DODDRIDGE
WV	MISERY	JORDAN FAMILY PARTNERSHIP	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/30/2013	3-5-7 3-5-8 3-5- 15	PENIDNG	PENDING	DODDRIDGE
OH		W. Richard Robertson and L. Sue Robertson	ANTERO MIDSTREAM LLC	Lease Agreement	41487	36-0021031.000	N/A	N/A	Noble
OH	OHIO-COMP SITE	J. J. DETWEILER ENTERPRISES, INC	ANTERO MIDSTREAM LLC	LEASE AGREEMENT	8/1/2013	36-0021039.000 36-0021042.000			NOBLE
OH	OHIO-COMP SITE	J. J. DETWEILER ENTERPRISES, INC	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/1/2013	36-0021039.000 36-0021042.000	9/23/2013	231/696	NOBLE
OH	OHIO-COMP SITE	J. J. DETWEILER ENTERPRISES, INC	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/1/2013	36-0021039.000 36-0021042.000	9/23/2013	231/712	NOBLE
OH	OHIO-COMP SITE	J. J. DETWEILER ENTERPRISES, INC	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/1/2013	36-0021039.000 36-0021042.000	9/23/2013	231/704	NOBLE
OH	OHIO-COMP SITE	J. J. DETWEILER ENTERPRISES, INC	ANTERO MIDSTREAM LLC	MEMORANDUM OF LEASE AGREEMENT	8/1/2013	36-0021039.000 36-0021042.000	9/23/2013	231/690	NOBLE
OH		J. J. Detweiler Enterprises, Inc.	ANTERO MIDSTREAM LLC	Lease Agreement	41487	36-0021039.000 and 36- 0021042.000	N/A	N/A	Noble

OH		J. J. Detweiler Enterprises, Inc.	ANTERO MIDSTREAM LLC	Permanent Easement Agreement (Pipelines)	41487	36-0021039.000 and 36- 0021042.000	41540	231/696	Noble
OH		J. J. Detweiler Enterprises, Inc.	ANTERO MIDSTREAM LLC	Permanent Easement Agreement (Access)	41487	36-0021039.000 and 36- 0021042.000	41540	231/712	Noble
OH		J. J. Detweiler Enterprises, Inc.	ANTERO MIDSTREAM LLC	Permanent Easement Agreement (Utilities)	41487	36-0021039.000 and 36- 0021042.000	41540	231/704	Noble
OH		J. J. Detweiler Enterprises, Inc.	ANTERO MIDSTREAM LLC	Memorandum of Lease Agreement	41487	36-0021039.000 and 36- 0021042.000	41540	231/690	Noble
WV	CANTON EAST	MCMILLAN, RICHARD C	ANTERO MIDSTREAM LLC	TEMPORARY AGREEMENT	9/12/2013	3-6-26.3	N/A	N/A	DODDRIDGE
WV	CANTON EAST	MCMILLAN, NOLA SUE	ANTERO MIDSTREAM LLC	TEMPORARY AGREEMENT	9/13/2013	3-6-26.4	N/A	N/A	DODDRIDGE
WV	WVCS	MCCULLOUGH, TED A.	ANTERO MIDSTREAM LLC	OPTION FOR COMPRESSOR SITE	8/19/2013	3-8-1.3	N/A	N/A	RITCHIE
WV	CANTON EAST	MCMILLAN, JOHN A.	ANTERO MIDSTREAM LLC	TEMPOARY ROAD ACCESS EASEMEN AGREEMENT	11/15/2013	3-9-2.1	N/A	N/A	DODDRIDGE
WV	CANTON EAST	MCMILLAN, JOHN A.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	11/15/2013	3-9-2.1	N/A	N/A	DODDRIDGE

WV	CANTON EAST	MCMILLAN, JOHN A.	ANTERO MIDSTREAM LLC	PERMANENT ACCESS EASEMENT AGREEMENT	11/29/2013	3-9-2.1	8/1/2014	332/192 #206509	DODDRIDGE
WV	PIERPOINT	PIERCE, LEWIS, ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/6/2013	3-9-23.1	3/25/2014	327/111 #201400001559	TYLER
WV	NIMORWICZ	MUTSCHELNAUS, CLARENCE W. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	8/16/2013	4-5-14	9/19/2013	313/319 #183439	DODDRIDGE
WV	NORTH CANTON CONNECTOR	METHENY, JACK D.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE AN EASEMENT	11/5/2013	5-10-10	N/A	N/A	DODDRIDGE
WV	NORTH CANTON CONNECTOR	ARBOGAST, MARY K.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/8/2013	5-11-10	8/25/2014	332/652 #208450	DODDRIDGE
WV	NORTH CANTON CONNECTOR	ELK LICK CHURCH OF GOD	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/24/2013	5-11-13 5-11-13.1	8/25/2014	332/660 #208451	DODDRIDGE
WV	NORTH CANTON CONNECTOR	HARDGROVE, MARK E.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/27/2013	5-11-22.1	N/A	N/A	DODDRIDGE
WV	NORTH CANTON CONNECTOR	SWIGER, LARRY D.	ANTERO MIDSTREAM LLC	OPTION PERMANENT EASEMENT AGREEMENT	8/13/2013	5-11-24	N/A	N/A	DODDRIDGE
WV	WVCS	MCCLAIN, JOHN	ANTERO MIDSTREAM LLC	OPTION FOR COMPRESSOR SITE	8/10/2013	5-11-25; 5-11-26; 5-11-26.1	N/A	N/A	DODDRIDGE
WV	NORTH CANTON CONNECTOR	GLASPELL, MARY L	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/11/2013	5-11-33	PENDING	PENDING	DODDRIDGE
WV	NORTH CANTON CONNECTOR	GLASPELL, SHAWN A.	ANTERO MIDSTREAM LLC	OPTION PERMANENT EASEMENT AGREEMENT	8/11/2013	5-11-34	8/25/2014	333/10 #208481	DODDRIDGE
WV	NORTH CANTON CONNECTOR	GLASPELL, SHAWN A.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE	8/23/2013	5-11-34	N/A	N/A	DODDRIDGE
WV	WVCS	GLASPELL, SHAWN	ANTERO MIDSTREAM LLC	OPTION FOR COMPRESSOR SITE	8/11/2013	5-11-34; 5-11-34.2	PENDING		DODDRIDGE

WV	NORTH CANTON CONNECTOR	GLASPELL, SHAWN A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/24/2013	5-11-34; 5-17-3.2 5-17-3.3 5-17-3.4 5-17-19 5-17-20	PENDING	PENDING	DODDRIDGE
WV	NORTH CANTON CONNECTOR	SIMMONS, CRAIG A., ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/8/2013	5-11-4	8/25/2014	333/1 #208480	DODDRIDGE
WV	NORTH CANTON CONNECTOR	LEMASTERS, HAZEL	ANTERO MIDSTREAM LLC	EXTENSION AGREEMENT	10/5/2012	5-11-5 5-11-5.2 5-11-5.3	8/25/2014	332/685 #208457	DODDRIDGE
WV	NORTH CANTON CONNECTOR	FERREBEE, BETTY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/27/2013	5-11-7 5- 11-7.1	8/25/2014	332/644 #208449	DODDRIDGE
WV	NORTH CANTON CONNECTOR	SUMMERS, ROBERT E ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT	8/27/2013	5-12-22	N/A	N/A	DODDRIDGE
WV	NORTH CANTON CONNECTOR	ARCHER, TOMMY L.	ANTERO MIDSTREAM LLC	OPTION PERMANENT EASEMENT AGREEMENT	8/21/2013	5-12-37	N/A	N/A	DODDRIDGE
WV	NORTH CANTON CONNECTOR	COLLINS, THOMAS A.	ANTERO MIDSTREAM LLC	OPTION PERMANENT EASEMENT AGREEMENT	8/10/2013	5-12-38	PENDING	PENDING	DODDRIDGE
WV	WVCS	GLASPELL, MARY	ANTERO MIDSTREAM LLC	OPTION FOR COMPRESSOR SITE	9/12/2013	5-12-7; 5-12-7.2	N/A	N/A	DODDRIDGE
WV	CANTON NORTH AND CANTON WATER	TENNANT, JAMES ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	8/2/2013	5-17-15	9/6/2013	425/213 #77273	TYLER
WV	NORTH CANTON CONNECTOR	BROOKOVER, CHESTER E.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/29/2013	5-17-4	N/A	N/A	DODDRIDGE
WV	NORTH CANTON CONNECTOR	BRAUN, JERRY E., ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT	9/16/2013	5-18-2.1	N/A	N/A	DODDRIDGE
WV	NORTH CANTON CONNECTOR	MCCLURE, NELSON M., ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT	8/27/2013	5-18-50	N/A	N/A	DODDRIDGE
WV	NORTH CANTON CONNECTOR	BATES, WILLIAM L. AND MARY L.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/20/2013	5-19-22.3 5-19-24	N/A	N/A	DODDRIDGE

WV	COMPRESSOR	GLASPELL, MARY L	ANTERO MIDSTREAM LLC	OPTION AGREEMENT	9/12/2013	5-19-3 5-19-3.1	N/A	N/A	DODDRIDGE
WV	CANTON NORTH COMPRESSOR SITE	FLEECE, SAMUEL J. ET UX	ANTERO MIDSTREAM LLC	COMPRESSOR SITE AGREEMENT	9/4/2013	5-20-21	N/A	N/A	DODDRIDGE
WV	CANTON NORTH	GLASPELL, SHAWN A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/17/2013	5-23-1	10/17/2013	315/501 #184947	DODDRIDGE
WV	NORTH CANTON CONNECTOR	GLASPELL, SHAWN A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/5/2013	5-23-1	PENDING	PENDING	DODDRIDGE
WV	VICTORIA TO EQT	ARCHER, JOHN SAMUEL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/19/2013	5-23-15	PENDING	PENDING	DODDRIDGE
WV	PIKES FORK	BORING, CLAUDIA D. SECKMAN, DWAINE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE COMPRESSOR SITE	11/24/2013	5-24-36	N/A	N/A	DODDRIDGE
WV	WVCS	BORING, CLAUDIA D. SECKMAN, DWAINE	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	11/24/2013	5-24-36			DODDRIDGE
WV	BOBCAT TO EQT	PENNINGTON, DEAN R.	ANTERO MIDSTREAM LLC	PERMANENT EASMENT AGREEMENT	10/30/2013	5-25-43 5-25-43.1 5-25-43.2	PENDING	PENDING	DODDRIDGE
WV	COMPRESSOR SITE	PENNINGTON, DEAN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	10/4/2013	5-25-43.2	N/A	N/A	DODDRIDGE
WV	BOBCAT TO EQT	HAYES, KENNETH, ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	10/23/2013	5-28-34.2	N/A	N/A	DODDRIDGE
WV	BOBCAT TO EQT	BARKER, LAWRENCE, ET UX	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT	10/26/2013	5-28-35	N/A	N/A	DODDRIDGE
WV	BOBCAT TO EQT	FRANKLIN, THOMAS FRAKNLIN, RANDALL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/3/2013	5-29-2	PENDING	PENDING	DODDRIDGE
WV	BOBCAT TO EQT	PRATT, RONALD L. AND ROSETTA M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/23/2013	5-29-23 5-29-23.1	PENDING	PENDING	DODDRIDGE

WV	BOBCAT TO EQT	STEPHENSON, ROBERT E, ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/2/2013	5-29-23.3	PENDING	PENDING	DODDRIDGE
WV	BOBCAT TO EQT	STEPHENSON, ROBERT E, ET UX	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	12/14/2013	5-29-23.3	N/A	N/A	DODDRIDGE
WV	BOBCAT TO EQT	STEPHENSON, ROBERT E, ET UX	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	12/14/2013	5-29-23.3	N/A	N/A	DODDRIDGE
WV	BOBCAT TO EQT	STEPHENSON, MARGARET K., ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/2/2013	5-29-23.4	PENDING	PENDING	DODDRIDGE
WV	BOBCAT TO EQT	STEPHENSON, MARGARET K., ET AL	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	12/14/2013	5-29-23.4	N/A	N/A	DODDRIDGE
WV	BOBCAT TO EQT	SAMER, MATTHEW UNDERWOOD, DUSTIN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/21/2013	5-29-33	PENDING	PENDING	DODDRIDGE
WV	BOBCAT TO EQT	CAYTON, PAUL D., TRUSTEE OF THE OAKS LAND TRUST	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/8/2013	5-30-2	PENDING	PENDING	DODDRIDGE
WV	BOBCAT TO EQT	JAMES, FRANK & ARETTA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/15/2014	5-30-21 5-30-22.3	PENDING	PENDING	DODDRIDGE
WV	BOBCAT TO EQT	JAMES, RUSSELL F. & LAURIE A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/11/2013	5-30-22			DODDRIDGE
WV	BOBCAT TO EQT	MINNICK, TINA MARIE DAVIS	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/11/2013	5-30-45- 30-5.1	PENDING	PENDING	DODDRIDGE
WV	BOBCAT TO EQT	UNDERWOOD, RODNEY O. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/2/2013	5-30-6 5-30-6.1	PENDING	PENDING	DODDRIDGE
WV	BOBCAT TO EQT	SWIGER, HOWARD LEE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/17/2013	5-30-7	PENDING	PENDING	DODDRIDGE
WV	NORTH CANTON CONNECTOR	RUDDER, GRACE OLIVE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/21/2013	5-5-11.1	PENDING	PENDING	DODDRIDGE
WV	PIERPOINT	CLARK, RICHARD L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/16/2013	5-6-35.1	N/A	N/A	TYLER
WV	PENNINGTON NO.	JETT, EDWARD ET AL	ANTERO MIDSTREAM LLC	FACILITY EASEMENT AGREEMENT	6/26/2013	6-11-1	9/9/2013	313/276 #183432	DODDRIDGE

WV	NEW MILTON TO MDPT	BARR, JR., JAMES T. AND BERNICE	ANTERO MIDSTREAM LLC	TEMPOARY WORKSPACE AGREEMENT	12/11/2013	6-12-10	N/A	N/A	DODDRIDGE
WV	NEW MILTON TO MDPT	BARR, JR., JAMES T. AND BERNICE	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	12/11/2013	6-12-10	N/A	N/A	DODDRIDGE
WV	NEW MILTON TO MIDPT	BARR, JAMES THEODORE, JR.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/22/2013	6-12-10	3//20/2014	321/399 #194704	DODDRIDGE
WV	NEW MILTON TO MIDPT	BARR, JAMES THEODORE, JR.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	12/5/2013	6-12-10	3/20/2014	321/399 #194704	DODDRIDGE
WV	NEW MILTON TO MIDPT	WHITEHAIR, ELTON D. & JUDITH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/15/2013	6-12-18 6-12-19	1/9/2014	319/532 #190607	DODDRIDGE
WV	CRISLIP TO MCCLAIN	BOW, CHARLES T	ANTERO MIDSTREAM LLC	OPTION AGREEMENT	8/26/2013	6-12-2	N/A	N/A	DODDRIDGE
WV	CRISLIP TO MCCLAIN	COMSTOCK & SILVESTRE TRUSTS	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	9/7/2013	6-12-2	1/9/2014	319/547 #190609	DODDRIDGE
WV	NEW MILTON TO MIDPT	BOW, CHARLES T. & LANORA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/26/2013	6-12-2	1/9/2014	319/539 #190608	DODDRIDGE
WV	NEW MILTON TO MIDPT	CRISLIP, REXALL M. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/16/2012	6-12-34 6-12-39	4/2/2012	298/367 #161482	DODDRIDGE
WV	NORTON	COX, RALPH AND DELORIS	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT	12/18/2013	6-15-14 6-15-16	N/A	N/A	DODDRIDGE
WV	NORTON	COX, DENVER W., JR., ET UX	ANTERO MIDSTREAM LLC	AGREEMENT & PERMANENT EASEMENT AGREEMENT	10/7/2013	6-15-17	N/A	N/A	DODDRIDGE
WV	TERRY SNIDER CS	JONES, HATTIE MARKLE	ANTERO MIDSTREAM LLC	COMPRESSOR SITE AGREEMENT	10/25/2013	6-15-5	10/25/2013	429-763 #79644	DODDRIDGE
WV	NORTON	NORTON, GARRY R.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/2/2013	6-19-6	PENDING	PENDING	DODDRIDGE
WV	WILLARD	ROSS, JAMES ET AL	ANTERO MIDSTREAM LLC	OPTION OF PERMANENT EASEMENT AGREEMENT	8/21/2013	6-4-12 6-4-12.1	N/A	N/A	DODDRIDGE

WV	WILLARD	KELLY, DAVID K ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/4/2013	6-4-31 6-4-31.1	PENDING	PENDING	DODDRIDGE
WV	WILLARD	NICHOLSON, ROY K., ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/5/2013	6-4-32 & 6-4-37	PENDING	PENDING	DODDRIDGE
WV	WILLARD	CARDER, GALENA DAWN AND DOROTHY J. DAVIS	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/24/2013	6-4-38	PENDING	PENDING	DODDRIDGE
WV	PENNINGTON NORTH	MORRIS, I. L.(IKE)	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	11/7/2013	6-7-1	N/A	N/A	DODDRIDGE
WV	PENNINGTON SO	MORRIS, IKE ( I L )	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/1/2013	6-7-1	12/6/2013	318/539 #188588	DODDRIDGE
WV	NEW MILTON	PHILLIPS, RAMONETTA ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/26/2013	6-8-37 6-8-37.1	9/17/2013	313/64 #183246	DODDRIDGE
WV	NEW MILTON	PHILLIPS, RAMONETTA ET AL	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	7/13/2013	6-8-37 6-8-37.1	9/17/2013	313/292 #183435	DODDRIDGE
WV	NEW MILTON TO CRISLIP	COX, DENVER W., JR., ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT	8/27/2013	6-8-38 & 6-12-2.1	N/A	N/A	DODDRIDGE
WV	WILLARD	IRREVOCABLE TRUST & THE SILVESTRE IRREVOCABLE TRUST	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/18/2013	6-8-39	PENDING	PENDING	DODDRIDGE
WV	NEW MILTON TO MIDPT	MCCLAIN, ROGER A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/19/2013	6-8-40	9/12/2013	312/501 #183037	DODDRIDGE
WV	CRISLIP TO MCCLAIN	DEVOL, NORMAN G	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	8/27/2013	6-8-41	1/9/2014	319/613 #190622	DODDRIDGE
WV	WILLARD	BOWYER, NORMA SUE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/25/2013	6-8-5	PENDING	PENDING	DODDRIDGE
WV	WILLARD	BOWYER, NORMA SUE	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	12/17/2013	6-8-5	N/A	N/A	DODDRIDGE
WV	WILLARD	BURBRIDGE, ERMAN DALE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/9/2014	6-8-6	PENDING	PENDING	DODDRIDGE

WV	WILLARD	PHILLIPS, KRISTEN A.	ANTERO MIDSTREAM LLC	OPTION OF PERMANENT EASEMENT AGREEMENT	8/8/2013	6-8-6.1	N/A	N/A	DODDRIDGE
WV	WILLARD	ROSS, GEORGE	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	8/15/2013	6-8-7	9/17/2013	313/94 #183248	DODDRIDGE
WV	WILLARD	ROSS, GEORGE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/25/2013	6-8-7	PENDING	PENDING	DODDRIDGE
PA	DUNN	DUNN JOSEPH	ANTERO MIDSTREAM LLC	Freshwater Resevoir	1/27/2010	700-002-00-00- 0011-00	6/22/2012	201218457	WASHINGTON
PA	DOERFLER	ZEMBA, LUDWIG ET UX	ANTERO MIDSTREAM LLC	TAP SITE	12/1/2010	700-003-00-00- 0004-00	5/25/2011	201113827	WASHINGTON
PA	DUNN	ZEMBA, LUDWIG ET UX	ANTERO MIDSTREAM LLC	SURFACE USE	8/11/2010	700-003-00-00- 0004-00	5/25/2011	201113826	WASHINGTON
PA	DOERFLER	DOERFLER, FREDERICK G. ET UX & DOERFLER, GREGORY L.	ANTERO MIDSTREAM LLC	SURFACE USE	6/24/2009	700-004-00-00- 0008-00 700-004-00-00- 0042-02 700-004-00-00- 0025-01	7/1/2009	200918333	WASHINGTON
PA	DUNN	DOERFLER, FREDERICK G. ET UX & DOERFLER,	ANTERO MIDSTREAM LLC	TAP SITE/PIPELINE RIGHT OF WAY	6/29/2009	700-004-00-00- 0008-00 700-004-00-00- 0042-02	5/25/2011	201113832	WASHINGTON
PA	DUNN	DOERFLER, FREDERICK G. ET UX & DOERFLER,	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/7/2009	700-004-00-00- 0008-00 700-004-00-00- 0042-02	5/25/2011	201113829	WASHINGTON
PA	DUNN	HOPKINS, MARTA C.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/28/2009	700-004-00-00- 0025-09	5/25/2011	201113830	WASHINGTON
PA	DUNN	WEST PIKE RUN TOWNSHIP SUPERVISORS	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/12/2012	700-004-00-00- 0026-00	PENDING	PENDING	WASHINGTON
PA	DUNN	STATHERS, GEORGE JR. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/8/2012	700-004-00-00- 0026-01	9/17/2013	201328086	WASHINGTON
PA	DUNN	DOERFLER, WILLIAM C.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/24/2012	700-004-00-00- 0028-00	9/17/2013	201328092	WASHINGTON
PA	DUNN	DOERFLER, WILLIAM C.	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS	10/18/2012	700-004-00-00- 0028-00	9/17/2013	201328099	WASHINGTON
PA	DUNN	WILLIAMS, RONALD ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/8/2012	700-004-00-00- 0028-08	9/17/2013	201328087	WASHINGTON

PA	DUNN	HARTMAN, CHARLES R. ET UX	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS	8/8/2012	700-004-00-00- 0028-09	6/28/2012	201205645	WASHINGTON
PA	DUNN	HARTMAN, CHARLES R. ET UX	ANTERO MIDSTREAM LLC	PERMANENT ROAD/ EASEMENT	10/18/2012	700-004-00-00- 0028-09	9/17/2013	201328085	WASHINGTON
PA	DUNN	HARTMAN, CHARLES R. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/13/2013	700-004-00-00- 0028-09 700-004-00-00-	9/17/2013	201328084	WASHINGTON
PA	DUNN	HRUTKAY, MARK J. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/8/2011	700-004-00-00- 0059-00	9/17/2013	201328085	WASHINGTON
WV	FRITZ	DOTSON, LARRY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT	8/27/2013	8-22-4	OPTION ONLY	OPTION ONLY	DODDRIDGE
WV	FRITZ	MUMMA, CARROLL W., ET UX	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/22/2013	8-22-5.6	OPTION ONLY	OPTION ONLY	DODDRIDGE
WV	NASH	HAUG, ROBERT M., ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/5/2013	8-9-2	PENDING	PENDING	DODDRIDGE
WV	NASH	MILLER, DOUG ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/18/2013	8-9-3 8-9-1	12/6/2013	318/564 #188593	DODDRIDGE
WV	NORTH CANTON CONNECTOR	COASTAL FOREST RESOURCES COMPANY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/11/2014	9-5-10.1	PENDING	PENDING	DODDRIDGE
WV		Norman I. Sines and Victoria D. Sines	ANTERO MIDSTREAM LLC	Lease Agreement	41487	Grant Dist., Doddridge Co., WV; TM/P: 10/2	N/A	N/A	Doddridge
WV		Norman I. Sines and Victoria D. Sines	ANTERO MIDSTREAM LLC	Memorandum of Lease	41487	Grant Dist., Doddridge Co., WV; TM/P: 10/2	41488	311/545	Doddridge
WV		Dean R. Pennington and Martha A. Pennington	ANTERO MIDSTREAM LLC	Permanent Easement Agreement [Gas- Water Pipeline(s)]	41501	Grant Dist., Doddridge County, WV; TM/P: 16/21	41501	311/124	Doddridge
WV		John H. McClain	ANTERO MIDSTREAM LLC	Agreement	41564	McClellan Dist., Doddridge Co., WV; TM/P: 11/25, 26, and 26.1	N/A	N/A	Doddridge
WV		Shawn A. Glaspell	MIDSTREAM LLC	Permanent	41561	McClellan Dist.,	41564	315/501	Doddridge
WV		John H. McClain,	MIDSTREAM LLC	Road Easement	41474	New Milton Dist.,	41474	310/263	Doddridge
OH		W. Richard	MIDSTREAM LLC	Memorandum of	41487	36-0021031.000	41540	231/674	Noble
WV	BLUESTONE	MATTHEW , ROY J	MIDSTREAM LLC	OF WAY	3/18/2005	18-2603-43	3/18/2005	#200500006327	HARRISON
WV	BLUESTONE	FREDERICK A JR	MIDSTREAM LLC	OF WAY	9/18/2008	18-2603-62	9/25/2008	#200800026739	HARRISON
WV	BLUESTONE	DOLLY, MARY S	MIDSTREAM LLC	OF WAY	1/12/2009	18-281-10	1/29/2009	#200900002766	HARRISON

WV	BLUESTONE	DOLLY, MARY S	MIDSTREAM LLC	OF WAY	1/12/2009	18-281-10	1/29/2009	#200900002766	HARRISON
WV	BLUESTONE	LEE	MIDSTREAM LLC	OF WAY	3/17/2009	18-261-4	3/23/2009	200900009616	HARRISON
WV	BLUESTONE	LEE	MIDSTREAM LLC	OF WAY	3/17/2009	18-261-4	3/23/2009	200900009616	HARRISON
WV	BLUESTONE	AL	MIDSTREAM LLC	OF WAY	3/17/2009	18-261-5	3/23/2009	#200900009618	HARRISON
WV	BLUESTONE	AL	MIDSTREAM LLC	OF WAY	3/17/2009	18-261-5	3/23/2009	#200900009618	HARRISON
WV	BLUESTONE	RONALD W II ET AL	MIDSTREAM LLC	OF WAY	2/15/2013	18-261-6	4/16/2013	#201300017600	HARRISON
WV	BLUESTONE	WARREN R ET UX	MIDSTREAM LLC	OF WAY		18-280.1.1	4/16/2007	#200700006287	HARRISON
WV	BLUESTONE	ET UX	MIDSTREAM LLC	OF WAY	3/20/2008	18-280-1	4/14/2008	#200800009060	HARRISON
WV	BLUESTONE	ET UX	MIDSTREAM LLC	OF WAY	3/20/2008	18-280-1	4/14/2008	#200800009060	HARRISON
WV	BLUESTONE	T ET UX	MIDSTREAM LLC	OF WAY	3/7/2008	18-280-1.2	4/14/2008	#200800009060	HARRISON
WV	BLUESTONE	T ET UX	MIDSTREAM LLC	OF WAY	3/7/2008	18-280-1.2	4/14/2008	#200800009060	HARRISON
WV	BLUESTONE	RITTER, NEVA (LE)	MIDSTREAM LLC	OF WAY	9/21/2008	18-280-2	11/6/2008	#200800031429	HARRISON
WV	BLUESTONE	RITTER, NEVA (LE)	MIDSTREAM LLC	OF WAY	9/21/2008	18-280-2	11/6/2008	#200800031429	HARRISON
WV		Neva A. Ritter,	MIDSTREAM LLC	Lease Agreement	39569	18-280-2	39812	1426/338	Harrison
WV	BLUESTONE	WHEELING-	MIDSTREAM LLC	OF WAY		18-281-11			HARRISON
WV	BLUESTONE	L	MIDSTREAM LLC	OF WAY		18-281-12			HARRISON
WV	BLUESTONE	CITY OF SALEM	MIDSTREAM LLC	OF WAY	6/22/2009	18-281-14	7/10/2009	#200900022676	HARRISON
WV	BLUESTONE	CITY OF SALEM	MIDSTREAM LLC	OF WAY	6/23/2009	18-281-14	7/10/2009	#200900022676	HARRISON
WV	BLUESTONE	ANTHONY P ET UX	MIDSTREAM LLC	OF WAY	5/28/2008	18-281-19	1/18/2011	#201100001737	HARRISON
WV	BLUESTONE	ANTHONY P ET UX	MIDSTREAM LLC	OF WAY	5/28/2008	18-281-19	1/18/2011	#201100001737	HARRISON
WV	BLUESTONE	ENERGY	MIDSTREAM LLC	OF WAY	3/20/2008	18-281-22	4/14/2008	#200800009057	HARRISON
WV	BLUESTONE	T.	MIDSTREAM LLC	OF WAY	3/20/2008	18-281-22	4/14/2008	#200800009057	HARRISON
WV	BLUESTONE	GRIFFIN, DONNIE F	MIDSTREAM LLC	OF WAY	11/25/2008	18-281-23	12/30/2008	#200800036292	HARRISON
WV	BLUESTONE	GRIFFIN, DONNIE F	MIDSTREAM LLC	OF WAY	11/25/2008	18-281-23	12/30/2008	#200800036292	HARRISON
WV	BLUESTONE	GORBY, BILLY LEE ET UX	ANTERO MIDSTREAM LLC	PIPELINE RIGHT OF WAY	12/3/2008	18-281-32.1	12/30/2008	1426-363 #200800036297	HARRISON
WV	BLUESTONE	GORBY, BILLY LEE ET UX	ANTERO MIDSTREAM LLC	PIPELINE RIGHT OF WAY	12/3/2008	18-281-32.1	12/30/2008	1426-363 #200800036297	HARRISON
WV	BLUESTONE	FOX, NATHAN G	ANTERO MIDSTREAM LLC	PIPELINE RIGHT OF WAY		18-282-113			HARRISON

WV	BLUESTONE	BAILEY, DAVID D	ANTERO MIDSTREAM LLC	PIPELINE RIGHT OF WAY	10/1/2009	18-282-12 18-282-32.2	11/20/2009	1439-223 #200900038130	HARRISON
WV	BLUESTONE	BAILEY, DAVID D	ANTERO MIDSTREAM LLC	PIPELINE RIGHT OF WAY	10/2/2009	18-282-12 18-282-32.2	11/20/2009	1439-223 #200900038130	HARRISON
WV	BLUESTONE	KINNEY, CLYDE JR	ANTERO MIDSTREAM LLC	PIPELINE RIGHT OF WAY	11/25/2008	18-282-15	12/30/2008	1426-357 #200800036295	HARRISON
WV	BLUESTONE	KINNEY, CLYDE JR	ANTERO MIDSTREAM LLC	PIPELINE RIGHT OF WAY	11/25/2008	18-282-15	12/30/2008	1426-357 #200800036295	HARRISON
WV	BLUESTONE	HAUGHT, ROBERT J ET AL	ANTERO MIDSTREAM LLC	PIPELINE RIGHT OF WAY		18-282-35			HARRISON
WV	BLUESTONE	STAMM, JEFFREY O	ANTERO MIDSTREAM LLC	PIPELINE RIGHT OF WAY		18-282-55			HARRISON
WV	BLUESTONE	LAMB, JOHN N ET UX	ANTERO MIDSTREAM LLC	PIPELINE RIGHT OF WAY		39599			HARRISON

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	BARNESVILLE H2O	DAWSON, JAMES A.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	6/6/2014	37-00458 37-00459			BELMONT
OH	BARNESVILLE H2O	MILLER, RICHARD	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	6/4/2014	37-00462			BELMONT
OH	BARNESVILLE LINE	DAWSON, JAMES A.	ANTERO MIDSTREAM LLC	MEMORANDUM OF CONSIDERATION FOR PERMANENT	9/29/2014	37-00458			BELMONT
OH	BARNESVILLE LINE	DAWSON, JAMES A.	ANTERO MIDSTREAM LLC	MEMORANDUM OF CONSIDERATION FOR SURFACE	9/29/2014	37-00458			BELMONT
WV	ROCK RUN WATER	DAVIS JONATHAN L. AND LOUELLA	ANTERO MIDSTREAM LLC	TEMP WATER LINE	7/25/2014	1-7-2	N/A	N/A	DODDRIDGE
WV	BEE LEWIS TIE- IN	TURNER, GERALD & JUANITA	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	5/14/2014	9-19-8	N/A	N/A	DODDRIDGE
WV	BEE LEWIS TO FRITZ WATER	BARBARA J. LOVERN REVOCABLE LIVING TRUST LOVERN, BARBARA	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	5/3/2014	8-22-5.4	N/A	N/A	DODDRIDGE
WV	BEEL LEWIS TIE IN	TURNER, GERALD & JUANITA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	5/14/2014	8-19-8			DODDRIDGE
WV	BONNELL TO WOLF PEN	BURBRIDGE, ERMAN DALE	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	7/28/2014	6-8-6	N/A	N/A	DODDRIDGE
WV	BONNELL TO WOLF PEN	BURBRIDGE, ERMAN DALE	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/28/2014	6-8-6			DODDRIDGE
WV	BONNELL TO WOLF PEN	COX, DENVER AND MARY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/17/2014	6-12-2.1			DODDRIDGE
WV	CANTON TO MELODY WATER	KIMBALL, MARVIN ET AL	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	8/1/2014	3-2-16	N/A	N/A	DODDRIDGE
WV	CLINE WATER	FLUHARTY, MICHAEL ET AL	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	4/28/2014	6-15-1			DODDRIDGE
WV	DAINE DAVIS WATER	DAVIS, JONATHAN	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND	8/22/2013	1-7-2	N/A	N/A	DODDRIDGE
WV	DIANE DAVIS	DAVIS, JONATHAN	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/25/2014	1-7-1			DODDRIDGE
WV	DIANE DAVIS	DAVIS, JONATHAN AND LOUELLA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	7/25/2014	1-7-2			DODDRIDGE
WV	DIANE DAVIS LINE	DAVIS,JONATHAN L.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE TEMPORARY	8/25/2014	1-7-1	N/A	N/A	DODDRIDGE

WV	DIANE DAVIS WATER	DAVIS, JONATHAN & LOUELLA	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND		1-7-2	N/A	N/A	DODDRIDGE
WV	DOTSON TO MCGILL WATER	D&M POWELL	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD EASEMENT	7/16/2014	1-9-38	N/A	N/A	DODDRIDGE
WV	DOTSON- HOLLAND WATER	McCLOY, ALVADORE McCLOY,	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND	5/12/2014	1-9-22	N/A	N/A	DODDRIDGE
WV	DOTSON- HOLLAND WATER	TODD, KATHY R.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND	5/14/2014	1-9-27	N/A	N/A	DODDRIDGE
WV	DOTSON- HOLLAND WATER	HOLLAND, KIMBERLEE K.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND	5/14/2014	1-9-26.1	N/A	N/A	DODDRIDGE
WV	FRITZ WATER	KEY OIL COMPANY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	8/12/2014	8-19-7 8-19-13 8-19-19			DODDRIDGE
WV	FRITZ WATER	DOTSON, LARRY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	4/27/2014	8-22-2 8-22-3 8-22-4			DODDRIDGE
WV	FRITZ WATER	KILEY, JOSEPH & JACQUELINE	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	4/26/2014	8-22-5.1			DODDRIDGE
WV	FRITZ WATER	BARBARA LOVERN TRUST	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/3/2014	8-22-5.4			DODDRIDGE

WV	FRITZ WATER	MUMMA, CARROL	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/29/2014	8-22-5.6			DODDRIDGE
WV	FRITZ WATER LINE	DOTSON, LARRY	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND	4/26/2014	8-22-2 8-22-3 8-22-4	N/A	N/A	DODDRIDGE
WV	FRITZ WATER LINE	KILEY, JOSEPH & JACQUELINE	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND	4/26/2014	8-22-5.1	N/A	N/A	DODDRIDGE
WV	FRITZ WATER LINE	MUMMA, CARROLL MUMMA, JOANN	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND	4/29/2014	8-22-5.6	N/A	N/A	DODDRIDGE
WV	HINTER HEIRS TO CLINE WATER	FLUHARTY, MICHAEL D. FLUHARTY,	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND	4/28/2014	6-15-1	N/A		DODDRIDGE
WV	LAKE TO HEFLIN (TICHENAL	MORGAN, MONA LEE	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND	7/17/2014	4-11-26	N/A		DODDRIDGE
WV	MCGILL TO DOTSON HOLLAND	MEYER, JOSEPH	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	5/18/2014	1-9-30			DODDRIDGE
WV	MCGILL TO DOTSON HOLLAND	D&M POWELL LLC	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	5/28/2014	1-9-38			DODDRIDGE
WV	MCGILL TO DOTSON HOLLAND	MCCLOY, ALVADORE	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	5/12/2014	1-9-22			DODDRIDGE
WV	MCGILL TO DOTSON HOLLAND	TODD, KATHY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	5/14/2014	1-9-27			DODDRIDGE
WV	MCGILL TO DOTSON HOLLAND	HOLLAND, KIMBERLEE	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	5/14/2014	1-9-26.1			DODDRIDGE
WV	McGILL TO DOTSON- HOLLAND WATER	MEYER, JOSEPH J. MEYER, VIOLET F.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	5/18/2014	1-9-30	N/A		DODDRIDGE
WV	McGILL TO DOTSON- HOLLAND	D & M POWELL, LLC	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND	5/28/2014	3-14-7 3-14-17.1 3-14-13	N/A		DODDRIDGE
WV	MELODY FWI TO MISERY	ANTERO RESOURCES CORPORATION	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/1/2014	3-4-10 3-5-11 3-5-11.1			DODDRIDGE
WV	MOORE CANTON TO MELODY	KIMBALL, MARVIN ET AL	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	8/11/2014	3-2-16			DODDRIDGE
WV	MOUNTAIN	FRAME, JOHN T. HARRIS, GARY HARRIS, MICHAEL HARRIS, JANET	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	5/14/2014	1-6-14			DODDRIDGE

WV	MOUNTAIN	POWELL, DENNIS & MELLIE	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/28/2014	3-14-7 3-14-7.1 3-14-13	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	MORRIS, I. L. (IKE)	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/11/2014	1-11-8	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, SHIRLEY JEAN	ANTERO MIDSTREAM LLC	PERMANENT ROAD AGREEMENT	9/22/2014	1-12-37.2 1-12-38			DODDRIDGE
WV	PRIMM WEST	WILLIAMS, SHIRLEY JEAN	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEM	9/22/2014	1-12-37.2 1-12-38			DODDRIDGE
WV	PRIMM	DOTSON, PAUL & CYNTHIA AS TRUSTEES OF	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/27/2014	1-12-10 1-12-12 1-12-13	N/A	N/A	DODDRIDGE
WV	ROCK RUN	DAVIS, JONATHAN AND LOUELLA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/25/2014	1-7-2 1-4-33.1			DODDRIDGE
WV	ROCK RUN WATER	DAVIS, JONATHAN & LOUELLA	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT		1-7-2 & 1-4-33.1	N/A	N/A	DODDRIDGE
WV	TICHENAL WATER	CORDER, DONALD B. GREGORY, LINDA M.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	6/18/2014	4-12-3			DODDRIDGE
WV	TICHENAL WATER	GRAY, EDWARD B.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	6/23/2014	4-12-4.1			DODDRIDGE
WV	TICHENAL WATER (LAKE TO HEFLIN)	CORDER, DONALD ET AL	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	6/18/2014	4-12-3			DODDRIDGE
WV	TICHENAL WATER (LAKE TO HEFLIN)	MORGAN, MONA LEE	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/17/2014	4-11-26			DODDRIDGE
WV	TICHENAL WATER (LAKE TO HEFLIN)	GRAY, EDWARD	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	6/23/2014	4-12-4.1			DODDRIDGE
WV	TOMS FORK	GOLA, DORTHY	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	7/9/2014	44716	N/A	N/A	DODDRIDGE

WV	WEBB TO WILLIAMS WATER	WILLIAMS, ROBERT C.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	5/8/2014	1-15-6			DODDRIDGE
WV	WEBB TO WILLIAMS WATER	WILLIAMS, ROBERT C.	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/8/2014	1-15-6			DODDRIDGE
WV	WOLF PEN TO HARDWOOD	WATSON, JUSTIN AND MIRANDA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/31/2014	6-5-6			DODDRIDGE
WV	WOLF PEN TO HARDWOOD	ROSS, ALVIN	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/31/2014	6-5-8			DODDRIDGE
WV	YVONNE WATER	SMITH, ROBERT AND CINDY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	5/27/2014	3-4-9			DODDRIDGE
WV	YVONNE WATER	SMITH, ROBERT J. SMITH, CINDY L.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND	5/27/2014	3-4-9			DODDRIDGE
WV	ZINN	DAVIS, NORMA AND LEWIS	ANTERO MIDSTREAM LLC	TEMPORARY SURFACE FACILITY EASEMENT OPTION AND AGREEMENT	7/18/2014	3-14-12			DODDRIDGE
WV	ZINN LATERAL	DAVIS, LEWIS & NORMA	ANTERO MIDSTREAM LLC	TEMPORARY SURFACE FACILITY EASEMENT AND	7/18/2014	3-14-3 3-14-4 3-14-12			DODDRIDGE
WV	ZINN LATERAL	DAVIS, LEWIS P. & NORMA J.	ANTERO MIDSTREAM LLC	OPTION AND PERMANENT EASEMENT	7/18/2014	3-14-3; 3-14-4; 3-14-12	N/A	N/A	DODDRIDGE
WV	ZINN LATERAL	DAVIS, LEWIS P. & NORMA J.	ANTERO MIDSTREAM LLC	TEMPORARY SURFACE SITE FACILITY	7/18/2014	3-14-3; 3-14-4; 3-14-12	N/A	N/A	DODDRIDGE
WV	ZINNIA	CORDER, DONALD B. GREGORY, LINDA	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	3/25/2014	4-12-3			DODDRIDGE
WV	ZINNIA	MARTIN, GARY D. & REBECCA M.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS AGREEMENT	9/18/2014	4-4-21	N/A	N/A	DODDRIDGE
WV		Dennis Foreman	ANTERO MIDSTREAM LLC	Waterline Easement and ROW	4/8/2014	4/7/2010			DODDRIDGE

WV		Richard and Wilma Marsden	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation Agmt	5/20/2014	4/4/2016	7/23/2014	331-436	DODDRIDGE
OH	LASKO LATERAL	N.I.E.D INDUSTRIES, INC.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT	7/25/2014	31-0000405.002			GEURNSEY
OH	LASKO LATERAL	COMBS, MARLIN E. & JANE ANN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT	7/25/2014	31-000060			GEURNSEY
OH	LASKO LATERAL	TRENI, KATHLEEN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT	8/8/2014	31-000319			GEURNSEY
OH	LASKO LATERAL	YES	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT	8/8/2014	31-000319			GEURNSEY
OH	LASKO LATERAL	SECREST, JASON	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT	8/4/2014	31-00280 31-00280.002 31-00230.003			GEURNSEY
OH	LASKO LATERAL	SECREST, JASON	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT	8/8/2014	31-00280 31-00280.002 31-00230.003			GEURNSEY
OH	LASKO LATERAL	NEUHART, BRENDA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT	8/21/2014	31-00385			GEURNSEY
OH	LASKO LATERAL	FRIDAY, CARMAN D.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/2/2014	31-00512.000 35-00034.000			GEURNSEY
OH	LASKO LATERAL	KRISE, KENNETH & PAMELA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	7/28/2014	31-01442.000			GEURNSEY
OH	LASKO LATERAL	MAYNARD, DONALD G SR.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT	8/4/2014	31-02972			GEURNSEY
OH	LASKO LATERAL	NEUHART, HAROLD K	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT	5/27/2014	31-03080			GEURNSEY
OH	LASKO WATERLINE	BURNS, JAMES B TRUSTEE	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	6/4/2014	31-00043 31-01477 31-01478			GEURNSEY
OH	LASKO WATERLINE	RUBEL, GARY ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	6/26/2014	31-00221 31-00015			GEURNSEY

OH	LASKO WATERLINE	ALESHIRE, CHRISTOPHER ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	7/2/2014	31-00231.5 31-00231.6 31-00231.7 31-00231.11	GEURNSEY
OH	LASKO WATERLINE	DODD, LINDA ET AL	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	6/2/2014	31-00314	GEURNSEY
OH	LASKO WATERLINE	COWDEN, WILLIAM ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	7/3/2014	31-00321 31-00324	GEURNSEY
OH	LASKO WATERLINE	KENNEY, DAVID ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	7/28/2014	31-00405	GEURNSEY
OH	LASKO WATERLINE	HALL, TIMOTHY	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	10/7/2014	31-00426	GEURNSEY
OH	LASKO WATERLINE	HANING, THOMAS H	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	6/28/2014	31-01431 31-00405.1	GEURNSEY
OH	LASKO WATERLINE	HOSSMAN, KAREN (W- VICTORIA	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	8/2/2014	31-02953.037	GEURNSEY
OH	LASKO WATERLINE	GRIMES, CARLA	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	7/11/2014	31-02959.009	GEURNSEY
OH	LASKO WATERLINE	SCOTT, BUNNIE S.	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	6/17/2014	31-03080 31-03080.018	GEURNSEY
OH	LASKO WATERLINE	BLACK, TREVOR ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	6/6/2014	31-03080.010	GEURNSEY
OH	LASKO WATERLINE	DAVIS, GLEN A ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	5/30/2014	31-03080.9 31-03080.8	GEURNSEY
OH	BARNESVILLE H2O	CHRISTMAN, JOHN S.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT		12-001006 12-001009	MONROE
OH	BARNESVILLE H2O	CHRISTMAN, JOHN S.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT		12-001006 12-001009	MONROE

OH	BARNESVILLE H2O	KUHNS, RAYMOND A. BYLER, JOE E.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT		12-001010 21-006013 21-006016	MONROE
OH	BARNESVILLE H2O	KUHNS, RAYMOND A. BYLER, JOE E.	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT		12-001010 21-006013 21-006016	MONROE
OH	BARNESVILLE H2O	STEPHEN, DREW PRESTON STEPHEN, TRACEY ANN	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	7/3/2014	12-001015.000	MONROE
OH	BARNESVILLE H2O	STEPHEN, DREW PRESTON STEPHEN, TRACEY ANN	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT	7/3/2014	12-001015.0000	MONROE
OH	BARNESVILLE H2O	HILL, MARK A. , TRUSTEE & MARIE B.	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT		12-005006.000 12-005017.000 12-006014.000	MONROE
OH	BARNESVILLE H2O	HILL, MARK A. , TRUSTEE & MARIE B.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT		12-006014.000	MONROE
OH	BARNESVILLE H2O	PIATT, THOMAS T. PIATT, RHONDA J.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	6/2/2014	12-009006	MONROE
OH	BARNESVILLE H2O	PIATT, THOMAS T. PIATT, RHONDA J.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT		12-009006	MONROE
OH	BARNESVILLE H2O	HEADLEY, MARK E.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1/14/2014	21-007004	MONROE
OH	BARNESVILLE H2O	HEADLEY, MARK E. HEADLEY, VALERIA K.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	5/22/2014	21-007034	MONROE
OH	BARNESVILLE H2O	ROE, DELLANO D. & MALCOLM B.	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT	7/9/2014	21-012011.000	MONROE
OH	BARNESVILLE H2O	HEADLEY, MARK E.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	5/22/2014	21-012017	MONROE
OH	ERVIN LATERAL	BYLER, DANIEL & ROSE	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	4/21/2014	21-001010.0000 21-001009.0000	MONROE
OH	ERVIN LATERAL	BYLER, DAN & SALLY	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	4/21/2014	21-001013.0000	MONROE
OH	ERVIN LATERAL	HOCHSTETLER, JAKE M. ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	4/18/2014	21-002008.000	MONROE
OH	BATESVILLE LATERAL	HAVRAN,PATRICK ;ROOSEN,VICTOR IA;HAVRAN,HAVR AN;HORN, CAROL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT	5/16/2014	31-21109.000 31-21110.000	NOBLE
OH	CLINE LATERAL (OH)	KARST, JOHN TRUSTEE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT	8/20/2014	01-0021295.001	NOBLE

OH	ERVIN LATERAL	BATES,STEVE, TRUSTEE, ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	4/10/2014	01-21200.000			NOBLE
OH	ERVIN LATERAL	ERVIN, STEVEN E. ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	4/2/2014	01-21322.001			NOBLE
OH	ERVIN LATERAL	ANTHONY POTOCHNIK, JR., TRUSTEE	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT		01-21490 01-21491			NOBLE
OH	LASKO LATERAL	HAYES, ERNEST & SHARON	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT	7/28/2014	37-11309			NOBLE
OH	LASKO LATERAL	RICH, DONALD HERBERT	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT	8/26/2014	37-11311.000			NOBLE
OH	SHULTZ LATERAL	SCHULTZ, LARRY	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	9/5/2014	01-21374.003			NOBLE
WV	BUCK RUN	JACKSON, STEPHEN	ANTERO MIDSTREAM LLC	TEMPORARY SURFACE FACILITY EASEMENT OPTION AND AGREEMENT	7/24/2014	3-14-9			RITCHIE
WV	CHARLENE ABOVE GROUND WATER LINE	HEFLIN, B. MORGAN, TRUSTEE OF THE B. MORGAN HEFLIN TRUST	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	5/2/2014	3-19-9	N/A	N/A	RITCHIE
WV	CHARLENE ABOVE GROUND WATER LINE	ROBINSON, LISA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/29/2014	3-13-24	N/A	N/A	RITCHIE
WV	CHARLENE ABOVE GROUND WATER LINE	LAHUE, DAVID W.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/22/2014	3-13-21.4	N/A	N/A	RITCHIE
WV	CHARLENE ABOVE GROUND WATER LINE	PERKINS PRODUCTION COMPANY, LLC	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/28/2014	3-13-21.8	N/A	N/A	RITCHIE
WV	CHARLENE ABOVE GROUND WATER LINE	JACKSON, NORMAN & GLADYS	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/24/2014	3-19-6.4	N/A	N/A	RITCHIE

WV	CHARLENE ABOVE GROUND WATER LINE	JACKSON, STEPHEN	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	4/24/2014	3-19-6.4	N/A	N/A	RITCHIE
WV	CHARLENE AND KELLEY ABOVE GROUND WATER	WAGGONER, EDDY D. WAGGONER, KELLY D.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	8/4/2014	3-13-19 3-13-20 3-3-21	N/A	N/A	RITCHIE
WV	CHARLENE AND KELLEY LATERAL WATER	WAGGONER, EDDY AND KELLY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/16/2014	3-13-21			RITCHIE
WV	CHARLENE AND KELLEY LATERAL WATER	WAGGONER, EDDY AND KELLY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	8/4/2014	3-13-19 3-13-20 3-13-21			RITCHIE
WV	CHARLENE TEE TO WALNUT WEST	DRAIN, KENNETH AND MARY	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	7/22/2014	3-13-10.1 3-13-10.10	N/A	N/A	RITCHIE
WV	CHARLENE TEE TO WALNUT WEST	DRAIN, KENNETH AND MARY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/22/2014	3-13-10.1 3-13-10.10			RITCHIE
WV	CHARLENE TEE TO WALNUT WEST	WELLS, ROGER AND NANCY	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	7/29/2014	3-13-18.1	N/A	N/A	RITCHIE
WV	CHARLENE TEE TO WALNUT WEST	WELLS, ROGER AND NANCY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/29/2014	3-13-18.1			RITCHIE
WV	CHARLENE TEE TO WALNUT WEST	SELLERS, LOREN AND LENISE	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	7/29/2014	3-13-19.1 3-13-10.12	N/A	N/A	RITCHIE
WV	CHARLENE TEE TO WALNUT WEST	SELLERS, LOREN AND LENISE	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/29/2014	3-13-19.1 3-13-10.12			RITCHIE

WV	CHARLENE WATER	KEISTER, BOBBY JO KEISTER, MARANDA	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	3/28/2014	3-19-8	N/A	N/A	RITCHIE
WV	CHARLENE WATER	KEISTER, BOBBY JO & MARANDA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/28/2014	3-19-8			RITCHIE
WV	CHARLENE WATER	JACKSON, STEVEN	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/24/2014	3-14-9			RITCHIE
WV	CHARLENE WATER	B. MORGAN HEFLIN TRUST	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/2/2014	3-19-9			RITCHIE
WV	CHARLENE WATER	WAGGONER, EDDY D. WAGGONER, KELLY D.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	5/16/2014	3-13-21	N/A	N/A	RITCHIE
WV	CHARLENE WATER	ROBINSON, LISA D.	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/29/2014	3-13-24			RITCHIE
WV	CHARLENE WATER	LAHUE, DAVID	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/22/2014	3-13-21.4			RITCHIE
WV	CHARLENE WATER	WILLIAMS, GUY R. WILLIAMS, MARY KATHERINE	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	5/6/2014	3-13-21.5 3-13-21.6 3-13-21.7	N/A	N/A	RITCHIE
WV	CHARLENE WATER	WILLIAMS, GUY AND MARY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/6/2014	3-13-21.5 3-13-21.6 3-13-21.7			RITCHIE

WV	CHARLENE WATER	PERKINS OIL AND GAS	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/28/2014	3-13-21.8			RITCHIE
WV	CHARLENE WATER	JACKSON, NORMAN	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	2/24/2014	3-19-6.4			RITCHIE
WV	EDWIN TEMPORARY ABOVE	WILLIAMS, EDWIN G.	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	4/9/2014	3-37-5	N/A	N/A	RITCHIE
WV	GRIMM TO CAMPBELL WATER	CLAYTON, JOAN	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/28/2014	10-13-32			RITCHIE
WV	GRIMM TO CAMPBELL WATER	RICHARDS, GARY AND FREDIA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/24/2014	10-13-25 10-13-25.1			RITCHIE
WV	GRIMM TO CAMPBELL WATER	CAMPBELL, JOHN & LINDA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/30/2014	10-13-28.3 10-13-30 10-13-30.1 10-13-30.2 10-19-4.1			RITCHIE
WV	GRIMM TO CAMPBELL WATER	CUNNINGHAM, FRANK AND PATRICK	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	4/22/2014	10-13-31 10-14-8.1			RITCHIE
WV	GRIMM TO CAMPBELL WATER/NESS	NESS, ASHLEY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	4/14/2014	10-14-1 10-14-5 10-14-6			RITCHIE
WV	GRIMM TO JOHN CAMPBELL	CAMPBELL, JOHN & LINDA	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/30/2014	10-13-30	N/A	N/A	RITCHIE
WV	GRIMM TO JOHN CAMPBELL	CLAYTON, JOAN HIGH	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND	4/28/2014	10-13-32	N/A	N/A	RITCHIE
WV	GRIMM TO JOHN CAMPBELL	RICHARDS, GARY & FREDIA	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND	4/24/2014	10-13-25 10-13-25.1	N/A	N/A	RITCHIE
WV	GRIMM TO JOHN CAMPBELL	CAMPBELL, JOHN & LINDA	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND	4/30/2014	10-13-28.3 10-13-30 10-13-30.1	N/A	N/A	RITCHIE

WV	GRIMM TO JOHN CAMPBELL	CUNNINGHAM, PATRICK CUNNINGHAM, FRANK	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/22/2014	10-13-31 10-14-8.1	N/A	N/A	RITCHIE
WV	GRIMM TO JOHN CAMPBELL	NESS, ASHLEY E., JR.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	4/14/2014	10-14-1 10-14-5 10-14-6	N/A	N/A	RITCHIE
WV	GRIMM TO JOHN CAMPBELL	BETTY O. NEWSOME, TRUSTEE O'NEIL	ANTERO MIDSTREAM LLC	OPTION TO INSTALL ADDITIONAL PIPELINE (WATER)		10-14-10 10-14-3.1 10-14-3			RITCHIE
WV	LANGFORD TO HARSHBARGE R	O'NEILL FAMILY TRUST, ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT	4/9/2014	10-14-3 10-14-3.1 10.14-10			RITCHIE
WV	LANGFORD TO HARSHBARGE R	LANGFORD, JACK & LINDA	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	7/16/2014	10-14-3 10-14-3.1 10.14-10			RITCHIE
WV	LANGFORD TO HARSHBARGE R	LANGFORD, JACK & LINDA	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE AGREEMENT	6/17/2014	10-9-10 10-9-12.2	N/A		RITCHIE
WV	LANGFORD TO HARSHBARGE R	BERKLEY FAMILY TRUST, ET AL	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT AGREEMENT		3-40-25			RITCHIE
WV	LANGFORD TO HARSHBARGE R	BERKLEY FAMILY TRUST, ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT		3-40-25			RITCHIE
WV	MOUNTAIN	KELLY, WILLIAM	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/7/2014	3-15-18 3-15-19	N/A	N/A	RITCHIE
WV	MOUNTAIN	JEWELL, MAX & LINDA DEMOSS, ANGELA D.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/5/2014	3-15-21 3-21-6	N/A	N/A	RITCHIE
WV	PRIMM WEST	JETT, JEFFERY & ROSE	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	5/6/2014	3-36-21.1 3-36-21.2	N/A	N/A	RITCHIE
WV	HARTLEY EAST	HARTLEY DAVID.M	ANTERO MIDSTREAM LLC	PERMANET EASEMENT AGREEMENT	3/12/2013	6-12-14; 6-12-15, 6 12-16-, 6-12-17, 6- 12-18, 6-12-19, 6- 12-21, 6-12-22, 6-			TYLER

WV	HARTLEY EAST	HARPER,MATTHE W AND SHAUNA	ANTERO MIDSTREAM LLC	PERMANET EASEMENT AGREEMENT	3/1/2013	6-13-14 6-13-15 6-13-16			TYLER
WV	HARTLEY EAST	SHEPHERD DANIEL AND BRENDA	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD	9/10/2014	6-13-24.3			TYLER
WV	HARTLEY EAST	SHEPHERD DANIEL AND BRENDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/27/2013	6-13-24.3			TYLER
WV	HARTLEY TO NOBLE	HARTLEY, DAVID M.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	6/10/2014	6-12-16 6-12-23 6-12-27	N/A	N/A	TYLER
WV	HARTLEY TO NOBLE	HARTLEY. DAVID	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	6/10/2014	6-12-23 6-12-16 6-12-27			TYLER
WV	M.I.C TO NALLEY	LITTLETON, RICKIE	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	5/28/2014	4-12-51			TYLER
WV	M.I.C TO NALLEY	TENNANT, LESLIE	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/2/2014	4-12-52			TYLER
WV	M.I.C TO NALLEY	STARKEY, JOHN AND LEAH	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	6/7/2014	4-12-58			TYLER
WV	M.I.C TO NALLEY	TENNANT, LESLIE ET AL	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/2/2014	4-12-62			TYLER
WV	M.I.C TO NALLEY	BENNETT, DAVID AND DEBRA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/30/2014	4-15-10			TYLER
WV	M.I.C TO NALLEY	WEEKLEY, ROGER AND CLAUDIA	ANTERO MIDSTREAM LLC	LEASE OR RIPARIAN AND WATER AND LAND USE	5/27/2014	4-15-12			TYLER
WV	M.I.C TO NALLEY	INGRAM, WILLIAM	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/20/2014	4-12-27			TYLER
WV	M.I.C TO NALLEY	CONKLIN, WARREN AND ERICA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	6/11/2014	4-12-28			TYLER

WV	M.I.C TO NALLEY	FLETCHER, WILLIAM AND TRACY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	8/14/2014	4-12-24.1 4-12-36			TYLER
WV	M.I.C TO NALLEY	GOODFELLOW, JANET	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/27/2014	4-12-34.1 4-12-39			TYLER
WV	M.I.C TO NALLEY	RIDGETOP CAPITAL LP	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	6/5/2014	4-15-8 4-15-9 4-12-64			TYLER
WV	M.I.C. TO NALLEY	FLETCHER, WILLIAM & TRACY	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	8/14/2014	4-12-27.1 4-12-36	N/A	N/A	TYLER
WV	M.I.C. to NALLEY WATER	INGRAM, WILLIAM P.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	5/20/2014	4-12-27	N/A		TYLER
WV	MIC TO NALLEY	TENNANT, LESLIE R.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND TEMPORARY ACCESS ROAD AGREEMENT	7/29/2014	4-12-67			TYLER
WV	MIC TO NALLEY	TENNANT, LESLIE R.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND TEMPORARY	7/29/2014	4-12-67			TYLER
WV	MIC TO NALLEY	TENNANT, LESLIE R. ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND TEMPORARY ACCESS ROAD	7/29/2014	4-12-67			TYLER

WV	MIC TO NALLEY	INGRAM, WILLIAM	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND TEMPORARY	7/28/2014	31-0021374.000 31-0021379.000 31-0021380.000			TYLER
WV	MIC to NALLEY WATER	LITTLETON, RICKIE LEE	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE	5/26/2014	4-12-51	N/A	N/A	TYLER
WV	MIC to NALLEY WATER	LITTLETON, RICKIE LEE LITTLETON, MARY F.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TEMPORARY ACCESS ROAD	8/25/2014	4-12-51			TYLER
WV	MIC to NALLEY WATER	TENNANT, LESLIE R. FREY, LONNIE C.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND	7/2/2014	4-12-52	N/A	N/A	TYLER
WV	MIC to NALLEY WATER	STARKEY, JOHN W.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE	6/7/2014	4-12-58	N/A	N/A	TYLER
WV	MIC to NALLEY WATER	TENNANT, LESLIE R.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE	7/2/2014	4-12-62	N/A	N/A	TYLER
WV	MIC to NALLEY WATER	RIDGETOP CAPITAL, LP	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND		4-15-8	N/A	N/A	TYLER
WV	MIC to NALLEY WATER	HAUGHT, DORIS E. (LE)	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE		4-15-10	N/A	N/A	TYLER
WV	MIC to NALLEY WATER	WEEKLEY, ROGER	ANTERO MIDSTREAM LLC	LEASE OF RIPARIAN RIGHTS AND	5/27/2014	4-15-12	N/A	N/A	TYLER
WV	MIC to NALLEY WATER	INGRAM, WILLIAM P.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND	7/21/2014	4-12-27	N/A	N/A	TYLER
WV	MIC to NALLEY WATER	CONKLIN, WARREN C. CONKLIN, ERICA	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND	6/11/2014	4-12-28	N/A	N/A	TYLER
WV	MIC TO NALLEY WATER	CONKLIN, WARREN C.& ERICA N.	ANTERO MIDSTREAM LLC	OPTION OF TEMP ABOVE GROUND WATER LINE	6/11/2014	4-12-28			TYLER

WV	MIC TO NALLEY WATER	CONKLIN, WARREN C.& ERICA N.	ANTERO MIDSTREAM LLC	MODIFICATION OF TEMP ABOVE GROUND WATER LINE AGREEMENT	9/7/2014	4-12-28			TYLER
WV	MIC to NALLEY WATER	GOODFELLOW, JANEY FAYE	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND	5/27/2014	4-12-34.1 4-12-39	N/A	N/A	TYLER
WV	MIC TO NALLEY	FLETCHER,WILLI AM & TRACY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND ACCESS ROAD	10/3/2014	4-12-26 4-12-27.1			TYLER
WV	MOUNTAIN	HAMMETT, SAMUEL &	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE	3/27/2014	1-21-4			TYLER
OH	BARNESVILLE LINE	WEAVER, ADREW ET UX	Antero Midstream Partners LP	OPTION/EASEMENT AGREEMENT	11/25/2013	37-0000358.000		465/121 201400004473	BELMONT
OH	BARNESVILLE LINE	TROYER, RUBEN	Antero Midstream Partners LP	TEMPORARY WAREYARD/ROAD ACCESS	1/9/2013	37-00530.002 37-00530.007			BELMONT
WV	ADRIAN	ADRIAN, GEORGE ET AL	Antero Midstream Partners LP	TEMPORARY SURFACE FACILITY AND TEMPORARY	1/20/2014	6-3-1.1			DODDRIDGE
WV	HWY 50 X-ING	HICKMAN, MARK & BRENDA	Antero Midstream Partners LP	TEMPORARY WORKSPACE	3/26/2014	3-19-4	N/A	N/A	DODDRIDGE
WV	HWY 50 X-ING	BLAND, JAMES A. & ANGELA HASS, RONALD M. & JAMIE	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	3/25/2014	3-16-15.2	8/18/2014	332/525 #207905	DODDRIDGE
WV	HWY 50 X-ING	BLAND, JAMES A. & ANGELA HASS, RONALD M. & JAMIE	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	3/25/2014	3-16-15.2	N/A	N/A	DODDRIDGE
WV	JON DAVIS	DAVIS, JONATHAN L.	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND	2/3/2014	1-7-1	N/A	N/A	DODDRIDGE
WV	MOORE TO R. J. SMITH	RUBLE, SCOTTY & MARTHA	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND	1/16/2014	3-9-2	N/A	N/A	DODDRIDGE
WV	MOORE TO R. J. SMITH	RUBLE, SCOTTY & MARTHA	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND	1/16/2014	3-9-2			DODDRIDGE
WV	PRIMM WEST	PRIMM, OLIN & MARY	Antero Midstream Partners LP	OPTION AGREEMENT AND	1/23/2014	1-12-1	N/A	N/A	DODDRIDGE

WV	PRIMM WEST	WEBB, JOSEPH EDWARD AND JAMES E.	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/18/2014	1-15-2	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	WEBB, STANLEY WEBB, BRIAN WEBB, JAMES WEBB, RICHARD	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/5/2014	1-15-2	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	WEBB, JOSEPH EDWARD AND JAMES E.	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/7/2014	1-15-3	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	BRITTON, ROBERT & JACQUELINE	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/1/2014	1-11-11	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	PRIM, OLIN & MARY	Antero Midstream Partners LP	SURFACE FACILITY EASEMENT AGREEMENT	1/16/2014	1-12-17	PENDING	PENDING	DODDRIDGE
WV	PRIMM WEST	PRIM, OLIN & MARY	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREE MENT	1/16/2014	1-12-17 1-12-30	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	HARRIS, JAMES E. AND ROBERT P.	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/11/2014	1-15-2.9	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	HILEY, ROGER L. & DANITA K	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/16/2014	1-15-6.6 1-15-8	10/2/2014	336/54 #212298	DODDRIDGE
WV	PRIMM WEST	HILEY, ROGER L. & DANITA K	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREE MENT	1/16/2014	1-15-6.6 1-15-8	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	HILEY, ROGER L. & DANITA K	Antero Midstream Partners LP	TEMPORARY WORKSPACE	1/16/2014	1-15-6.6 1-15-8	N/A	N/A	DODDRIDGE
WV	R. J. SMITH	SWENTZEL, FRANCES	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	1/28/2014	3-13-6 3-13-7 3-13-13 3-13-14			DODDRIDGE
WV	R. J. SMITH	SWENTZEL, FRANCES	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	1/28/2014	3-13-6 3-13-7 3-13-13 3-13-14	N/A	N/A	DODDRIDGE
WV	TEMPORARY WATER PUMP	ADRIAN, GEORGE & BARBRA ELLMORE, NELSON &	Antero Midstream Partners LP	TEMPORARY SURFACE FACILITY AND TEMPORARY ABOVE GROUND	1/20/2014	6-3-1.1	N/A	N/A	DODDRIDGE

WV	VOGT	JACKSON, ROBERT P. TRUSTEE OF THE JOELYNN FAMILY	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	1/31/2014	1-9-7	N/A	N/A	DODDRIDGE
WV	VOGT	JACKSON, ROBERT P.	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE	3/19/2014	1-6-37			DODDRIDGE
WV	VOGT	JOELYNN FAMILY TRUST	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	1/31/2014	1-9-7			DODDRIDGE
WV	WEST UNION	JACKSON, ROBERT P. TRUSTEE OF THE	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE	3/19/2014	1-9-7			DODDRIDGE
OH	LASKO WATERLINE	ELLSION, BARBARA	Antero Midstream Partners LP	OPTION/EASEMENT AGREEMENT	1/24/2014	31-00052.000			GEURNSEY
OH	LASKO WATERLINE	LASKO, TIMOTHY GEORGE	Antero Midstream Partners LP	OPTION/EASEMENT AGREEMENT	2/10/2014	31-00244.000 31-00246.000			GEURNSEY
OH	LASKO WATERLINE	DAYMUT, GARY ET UX	Antero Midstream Partners LP	OPTION/EASEMENT AGREEMENT	1/29/2014	31-00395.000			GEURNSEY
OH	LASKO WATERLINE	BARBA, CAROLYN ET AL	Antero Midstream Partners LP	OPTION/EASEMENT AGREEMENT	3/17/2014	31-00470.001			GEURNSEY
OH	LASKO WATERLINE	GRAZIANO, DOMINIC ET UX	Antero Midstream Partners LP	OPTION/EASEMENT AGREEMENT	2/19/2014	31-00470.004			GEURNSEY
OH	LASKO WATERLINE	KUNES, MARY	Antero Midstream Partners LP	OPTION/EASEMENT AGREEMENT	3/17/2014	31-00493.000			GEURNSEY
OH	LASKO WATERLINE	KUNES, MARY	Antero Midstream Partners LP	OPTION TEMPORARY WAREYARD AGREEMENT	3/19/2013	31-00493.000			GEURNSEY
OH	LASKO WATERLINE	BERGIN, STEPHEN ET AL	Antero Midstream Partners LP	OPTION/EASEMENT AGREEMENT	2/5/2014	31-00539.000 31-00540.000			GEURNSEY
OH	LASKO WATERLINE	NEWCOMER, CLARENCE	Antero Midstream Partners LP	OPTION/EASEMENT AGREEMENT	2/5/2014	31-01193.000			GEURNSEY
OH	LASKO WATERLINE	PICKENS, TRAVIS	Antero Midstream Partners LP	OPTION/EASEMENT AGREEMENT	2/4/2014	31-02547.000			GEURNSEY
OH	LASKO WATERLINE	CARPENTER, JEFFERY	Antero Midstream Partners LP	OPTION/EASEMENT AGREEMENT	2/21/2014	31-02894.000			GEURNSEY

OH	LASKO WATERLINE	CARPENTER, PAUL	Antero Midstream Partners LP	OPTION/EASEMENT AGREEMENT	2/21/2014	31-02894.004			GEURNSEY
OH	LASKO WATERLINE	BURNS, ROY L.	Antero Midstream Partners LP	OPTION/EASEMENT AGREEMENT	3/7/2014	31-02894.006			GEURNSEY
OH	LASKO WATERLINE	BURNS, ROY L.	Antero Midstream Partners LP	OPTION PERMANENT ROAD ACCESS AGREEMENT	3/7/2014	31-02894.006			GEURNSEY
OH	LASKO WATERLINE	SOMERS, JAMES E.	Antero Midstream Partners LP	OPTION/EASEMENT AGREEMENT	3/7/2014	35-06004.000			GEURNSEY
OH	BARNESVILLE LINE	MILLER, MARVIN ET UX	Antero Midstream Partners LP	OPTION/EASEMENT AGREEMENT	1/7/2014	210070000000			MONROE
OH	BARNESVILLE LINE	HEADLEY, MARK E. ET UX	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/14/2014	21-007030.000 21-007034.000 21-007035.000	3/24/2014	269/790 #20140074418 269/782	MONROE
OH	URBAN LATERAL	HEFT, URBAN LEWIS JR.	Antero Midstream Partners LP	MEMORANDUM OF CONSIDERATION FOR ABOVE GROUND WATERLINE	1/10/2014	21-011012			MONROE
OH	URBAN LATERL	HEFT, URBAN LEWIS	Antero Midstream Partners LP	MEMOORANDOM OF CONSIDERATION FOR ABOVE GROUND WATER	1/10/2014	21-011012			MONROE
OH	MUSKINGUM ABOVE GROUND H2O	CRUM, CARLA (GRELLES) ET AL	Antero Midstream Partners LP	SURFACE FACILITY AGREEMENT	11/9/2013	31-0021106.000	4/1/2014	244/635-642 #201400064360	NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	ALESHIRE, ILANA	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/25/2014	31-0051219			NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	STOWE, MARGARET	Antero Midstream Partners LP	TEMPORARY WATER LINE AGREEMENT	3/26/2014	31-0051219.3			NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	ALESHIRE, ILANA G.	Antero Midstream Partners LP	TEMPORARY WATER LINE AGREEMENT					NOBLE
OH	SCHULTZ	BOMBORIS, RICHARD M. ET UX	Antero Midstream Partners LP	SURFACE FACILITY EASEMENT AGREEMENT	1/15/2014	01-0021374.004	4/1/2014	244/660 201400064365	NOBLE

OH	SCHULTZ	SCHULTZ, LARRY M.	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/8/2014	01-0021404.000 01-0021404.002 01-0021374.002 01-0021374.003	PENDING	N/A	NOBLE
OH	TRASKA WATER LINE	TRASKA, FRANK ET AL	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	1/9/2014	01-0021406.001 01-0021433.000 01-0021375.003 01-0021378.002	4/1/2014	244/ 683 #201400064368	NOBLE
OH	WARNER LATERAL	HAMONAGAN BROTHERS	Antero Midstream Partners LP	PERMANENT EASEMENT AGREEMENT	2/9/2014	23-0021139	3/7/2014	242/698 #201400063995	NOBLE
OH	WARNER LATERAL	WARNER, AUDREY BETTY	Antero Midstream Partners LP	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	2/27/2014	23-0021150.000	2/27/2014		NOBLE
OH	WARNER LATERAL	WARNER, AUDREY BETTY	Antero Midstream Partners LP	TEMPORARY WAREYARD AGREEMENT	2/27/2014	23-0021150.000	2/27/2014		NOBLE
WV	OHIO TO ANNIE	BARNHART, HENRY & JUDITH	Antero Midstream Partners LP	LEASED ROAD ACCESS EASEMENT AGREEMENT	2/10/2014	7-6-72 7-6-73	N/A	N/A	PLEASANTS
WV	CHARLENE	JACKSON, STEPHEN	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE	1/15/2014	3-14-9	N/A	N/A	RITCHIE
WV	CHARLENE	DAVIS, LEWIS & NORMA	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/18/2014	3-14-12	N/A	N/A	RITCHIE
WV	CHARLENE	DAVIS, LEWIS & NORMA	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/24/2014	3-14-3 3-14-4 3-14-6 3-14-12	N/A	N/A	RITCHIE
WV	CHARLENE	DAVIS, LEWIS & NORMA	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/24/2014	3-14-3 3-14-4 3-14-6 3-14-12			RITCHIE

WV	LANGFORD WEST TO JOHN RICHARDS	CUNNINGHAM, PATRICK & FRANK	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/26/2014	10-13-31	N/A	N/A	RITCHIE
WV	LANGFORD WEST TO JOHN RICHARDS	NESS, ASHLEY E.	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/12/2014	10-14-1	N/A	N/A	RITCHIE
WV	MOUNTAIN CS	KIRK, TROY C. & CAROL	Antero Midstream Partners LP	OPTION TO PURCHASE	3/26/2014	3-8-7	N/A	N/A	RITCHIE
WV	PRIMM WEST	COTTRILL, JUNIOR & CAROLYN	Antero Midstream Partners LP	TEMPORARY WAREYARD AGREEMENT	1/13/2014	3-36-11	N/A	N/A	RITCHIE
WV	PRIMM WEST	COTTRILL, JUNIOR & CAROLYN	Antero Midstream Partners LP	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	1/13/2014	3-36-11 3-36-21	PENDING	PENDING	RITCHIE
WV	PRIMM WEST	PUGH, ROBERT AND IRENE	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/14/2014	3-36-31 3-40-6	N/A	N/A	RITCHIE

WV	PRIMM WEST	MORRIS, IKE	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/19/2014	3-37-1	N/A	N/A	RITCHIE
WV	PRIMM WEST	BERKLEY FAMILY TRUST, ET AL	Antero Midstream Partners LP	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/24/2014	3-40-25	N/A	N/A	RITCHIE
WV	RICHARDS WATER LINE	MCKINNEY, FRED & SHARON	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/30/2014	10-8-5	N/A	N/A	RITCHIE
WV	RICHARDS WATER LINE	MCKINNEY, FRED & SHARON	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/30/2014	10-8-5			RITCHIE
WV	RICHARDS WATER LINE	LANGFORD, JACK & LINDA	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/28/2014	10-8-6	N/A	N/A	RITCHIE
WV	RICHARDS WATER LINE	LANGFORD, JACK & LINDA	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/28/2014	10-8-6			RITCHIE
WV	RICHARDS WATER LINE	RICHARDS, JOHN WAYNE	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/29/2014	10-8-7	N/A	N/A	RITCHIE
WV	RICHARDS WATER LINE	RICHARDS, JOHN WAYNE	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/29/2014	10-8-7			RITCHIE
WV	RICHARDS WATER LINE	BERKLEY, JUNE TRUSTEE LANGFORD, JACK & LINDA	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/28/2014	10-9-1 10-9-1.1 10-9-1.2	N/A	N/A	RITCHIE
WV	RICHARDS WATER LINE	BERKLEY, JUNE TRUSTEE LANGFORD, JACK & LINDA	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/28/2014	10-9-1.1			RITCHIE
WV	RICHARDS WATER LINE	CAMPBELL, JOHN & LINDA	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/28/2014	10-9-10.1	N/A	N/A	RITCHIE
WV	RICHARDS WATER LINE	CAMPBELL, JOHN & LINDA	Antero Midstream Partners LP	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/28/2014	10-9-10.1			RITCHIE

OH	BARNESVILLE LINE	WEISEND, DAVID L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/8/2013	20-015001.0000	3/24/2014	268/822 #201400074422	MONROE
OH	BARNESVILLE LINE	WILLS, SHELBA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/6/2012	20-015008.0000 20-015008.0000	3/24/2014	269/814 201400074420	MONROE
OH	BARNESVILLE LINE	ROE, DELLANO	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/10/2013	210120000000	3/24/2014	269/830 #201400074423	MONROE
OH	BARNESVILLE LINE	BIEDENBACH, DENNIS & ELAINE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/3/2013	20-015012.0000	3/24/2014	269/806 #201400074420	MONROE
OH	CARPENTER	HEFT, RUBY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/29/2013	200170000000	6/12/2013	244/665-672 #201300068553	MONROE
OH	CARPENTER	CARPENTER, WALLACE & JUDY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/19/2012	200170000000	4/24/2013	240/1002-1009 #201300067756	MONROE
OH	CARPENTER	CARPENTER, WALLACE & JUDY	ANTERO MIDSTREAM LLC	SURFACE FACLITY EASEMENT	11/1/2012	200170000000	4/24/2013	240/1010-1014 #210300067757	MONROE
OH	CARPENTER	CARPENTER, WALLACE & JUDY	ANTERO MIDSTREAM LLC	MODIFCATION OF SURFACE FACILITY	5/23/2013	200170000000	6/12/2013	244/709-711 #201300068559	MONROE
OH	CARPENTER	CARPENTER, WALLACE & JUDY	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT	5/17/2013	200170000000	6/12/2013	244/712-714 #201300068560	MONROE
OH	CARPENTER	COBLENTZ, MARVIN D.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/25/2012	200170000000	4/24/2013	240/1015-1022 #201300067758	MONROE
OH	CARPENTER	KUHN JOSEPH ETUX	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT	5/14/2013	200170060000 200160050000 210160051000 210110100000	9/19/2013	252/663-667 #20130007084	MONROE
OH	ERVIN	BYLER, DANIEL A. & ROSE G.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/15/2012	21-001010.0000 21-001009.0000	9/24/2013	253/26-35 #201300070590	MONROE
OH	ERVIN	BYLER, DANIEL A. & ROSE G.	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	3/9/2013	21-001010.0000	9/24/2013	253/41-45 #201300070593	MONROE
OH	ERVIN	BYLER, DAN D. & SALLY G.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/6/2013	21-001013.0000	9/24/2013	OR253/53-60 #201300070595	MONROE

OH	ERVIN	BOYD, HARRY & HOLLY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/15/2013	21-002017.000	9/24/2013	253/46-52 #201300070594	MONROE
OH	ERVIN	HOCHSTETLER, JAKE & SARAH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/9/2013	21-002008.0000	9/24/2013	253/69-76 #201300070597	MONROE
OH	ERVIN	MILLER, JONAS & BARBARA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/12/2012	21-002005.0000	9/24/2013	253/77-84 #201300070598	MONROE
OH	ERVIN	CARPENTER, JAMES DALE & RICHARD ALAN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/7/2012	21-002006.0000 21-008002.0000	9/24/2013	253/94-102 #201300070600	MONROE
OH	ERVIN	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO MIDSTREAM LLC	SURFACE FACLITY EASEMENT	2/12/2013	21-009008.000 21-009007.000	4/24/2012	240/981-987 #201300067753	MONROE
OH	ERVIN	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	5/5/2013	21-009008.000 21-009007.000	6/6/2013	244/715-719 #201300068561	MONROE
OH	ERVIN	LEACH, ERIN M. & DERRICK	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	3/15/2013	21-009001.000 21-00918.0000	9/24/2013	253/36-40 #201300070592	MONROE
OH	ERVIN	LEACH, ERIN M. & DERRICK	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/9/2012	21-009001.000 21-00918.0000	2/13/2014	265/669-676 #201400073545	MONROE
OH	ERVIN	BYLER, DAVID & FANNIE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/10/2013	21-002004.000 21-001002.000	9/24/2013	253/61-68 #201300070596	MONROE
OH	ERVIN	SCHEESER, ELIZABETH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/7/2013	21-002002.2000 21-002002.0000 21-002002.1000	12/3/2013	259/224-227 #201300072119 259/228-26 #201300072120	MONROE
OH	ERVIN	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/15/2013	21-009008.000 21-009007.000	9/24/2013	253/85-93 #201300070599	MONROE
OH	ERVIN LINE	LEACH, ERIN M. (FORMERLY REX)	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEMENT AGREEMENT	9/26/2013	21-009001.0000 21-00918.0000	9/26/2013	265/677-678 #201400073546	MONROE
OH	URBAN LATERAL	HEFT, URBAN LEWIS JR.	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT	10/6/2013	210110000000	2/14/2014	265/754-756 #201400073570	MONROE

OH	UTICA	RUBEL, GARY A. & NANCY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/17/2013	20010006000	4/24/2013	240/980-988 #201300067754	MONROE
OH	UTICA	RUBEL, GARY A. & NANCY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/17/2013	200170000000	4/24/2013	240/980-988 #201300067754	MONROE
OH	UTICA	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/20/2012	210090000000	4/24/2013	240/952-960 #201300067749	MONROE
OH	UTICA	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/20/2012	210090000000	4/24/2013	240/952-960 #201300067749	MONROE
OH	UTICA	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEMENT	6/20/2012	210090000000	4/24/2013	240/961-966 #201300067750	MONROE
OH	UTICA	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEMENT	6/20/2012	210090000000	4/24/2013	240/961-966 #201300067750	MONROE
OH	UTICA	RUBEL, THOMAS NEIL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/26/2012	210090000000	4/24/2013	240/967-975 #201300067751	MONROE
OH	UTICA	RUBEL, THOMAS NEIL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEMENT AGREEMENT	1/26/2013	210090000000	4/24/2013	240/976-80 #201300067752	MONROE
OH	UTICA	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	5/5/2013	210090000000	6/12/2013	244/715- #201300068561	MONROE
OH	UTICA	RUBEL, GARY A. & NANCY	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	2/17/2013	200100020000 200100030000 200100040000 210100050000	4/24/2013	240/996-1001 #201300067755	MONROE
OH	BATESVILLE	ERVIN, STEVEN & KATHERINE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/6/2013	01-0021322.001	3/7/2014	242/660-666 #201400063990	NOBLE
OH	BATESVILLE	DOLLISON, CARL & LORI	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/11/2013	36-0021026.000	2/13/2014	241/110-123 #201400063622	NOBLE
OH	ERVIN	LONG, OMER ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/18/2012	01-0021193.000 01-0021191.000 01-0021196.000	10/8/2013	233/17-27 #201300061681	NOBLE

OH	ERVIN	SLAGLE, PORTER DAVID & CHARLOTTE ELIZABETH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/29/2013	01-0021195.001	12/3/2013	236/356-363 #20130062513	NOBLE
OH	ERVIN	BATES, STEVE G. & JANET, TRUSTEES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/10/2012	01-0021200.000	9/23/2013	231/471-479 #201300061295	NOBLE
OH	ERVIN	BATES, STEVE G. & JANET, TRUSTEES	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS	3/12/2013	01-0021200.000	9/23/2013	231/480-483 #201300061296	NOBLE
OH	ERVIN	CARPENTER, MICKEY & DEBORAH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/11/2012	01-0021211.000	9/23/2013	231/446-453; #201300061292	NOBLE
OH	ERVIN	PICKENPAUGH, QUINTELLA & WILLIAM	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT		01-0021218.000 01-0021217.000 01-0050083.000	10/8/2013	233/132-143 #201300061699	NOBLE
OH	ERVIN	MILLER, HARVEY J. & ALMA D., ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/3/2012	01-0021223.000 01-0021222.004 01-0021224.000 01-0021223.002	9/23/2013	231/462-470 #201300061294	NOBLE
OH	ERVIN	LONG, DARRELL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/7/2012	01-0021319.001	9/23/2013	231/493-500 #201300061299	NOBLE
OH	ERVIN	LONG, DARRELL	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	7/10/2013	01-0021319.001			NOBLE
OH	ERVIN	ERVIN, STEVEN & KATHERINE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/12/2012	01-0021322.001	3/7/2014	242/633-641 #201400063985	NOBLE
OH	ERVIN	DOLLISON, RICHARD & LINDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/12/2012	01-0021324.000	9/23/2013	231/484-492; #201300061297	NOBLE
OH	ERVIN	DOLLISON, RICHARD & LINDA	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	6/20/2013	01-0021324.000	12/3/2013	236/391-395 #201300062518	NOBLE
OH	ERVIN	BROCK, MARK T.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/11/2012	01-0021325.000	9/23/2013	231/501-509 #201300061300	NOBLE
OH	ERVIN	MANGES, JERRY C. & ROSA LEE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/20/2012	01-0021326.000	12/3/2013	236/371-379 #201300062515	NOBLE
OH	ERVIN	MANGES, JERRY C. & ROSA LEE	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	1/19/2013	01-0021326.000	12/3/2013	236/385-390 #201300062517	NOBLE

OH	ERVIN	MANGES, JERRY C. & ROSA LEE	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS	1/19/2013	01-0021326.000	12/3/2013	236/389-84 #201300062516	NOBLE
OH	ERVIN	PICKENPAUGH, QUINTELLA & PATRICIA MORRIS	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/4/2013	01-0021344.000 01-0021217.000		236/400-408 #201300062520	NOBLE
OH	ERVIN	ROE, GARY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/14/2013	01-0021486.000	9/23/2013	OR231/518-525; 201300061303	NOBLE
OH	ERVIN	NEUHART, TONY M. & JANICE M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/10/2013	01-0021486.001	9/23/2013	231/510-517 #201300061302	NOBLE
OH	ERVIN	POTOCHNIK, ANTHONY JR, TRUSTEE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/1/2013	01-0021490.000 01-0021491.000	2/12/2014	241/34-46 #201400063607	NOBLE
OH	ERVIN	POTOCHNIK, ANTHONY JR, TRUSTEE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/1/2013	01-0021490.000 01-0021491.000	2/1/2014	241/34	NOBLE
OH	ERVIN	POTOCHNIK, ANTHONY JR, TRUSTEE	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEMENT	3/1/2013	01-0021491.000 01-0021490.000	2/1/2014	241/43	NOBLE
OH	ERVIN	MILLER, JOE J. & BETTY D.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/24/2012	01-0050070.000	9/23/2013	231/454-46; #201300061293	NOBLE
OH	ERVIN	PICKENPAUGH, QUINTELLA & WILLIAM	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	8/7/2013	01-0050083.000	10/8/2013	233/144-148 #201300061701	NOBLE
OH	ERVIN	ROE, KATHY ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/23/2012	01-0050111.000	10/8/2013	233/1-16 #201300061680	NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	OLIVER, KENNETH J.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND	4/17/2013	31-0021104			NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	OLIVER, KENNETH	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	4/17/2013	31-0021104			NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	CRUM, FORAKER	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND	6/1/2013	31-0021106 31-0051218			NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	CRUM, FORAKER	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	6/1/2013	31-0021106 31-0051218			NOBLE

OH	MUSKINGUM ABOVE GROUND H2O	ROYER, SAMUEL T. III	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/12/2013	31-0021114			NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	ROYER, SAMUEL III	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	4/12/2013	31-0021114			NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	FARRAH, DAVID	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/18/2013	31-0021142.001			NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	FARRAH, DAVID	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/18/2013	31-0021142.001			NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	STACK, DEAN O.	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/10/2013	31-0021145			NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	STACK, DEAN O.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/10/2013	31-21145			NOBLE
OH	OH-MONROE	KLINKENBERG, CHARLES	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	6/21/2013	21-0080140.000			NOBLE
OH	UTICA	BATES, MARLENE A., TRUSTEE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/5/2012	23-0021070.000	6/6/2013	225/287-297 #201300059759	NOBLE
OH	UTICA	CARPENTER, DWIGHT J.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/11/2012	23-0021074.000 23-0021080.000 23-0051062.000 23-0021073.000	4/23/2013	222/608-616 #210300059128	NOBLE
OH	UTICA	SHREVE, ROGER	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/31/2012	23-0021078.000	4/23/2013	222/608-616 #210300059128	NOBLE
OH	UTICA	SHREVE, ROGER	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEMENT AGREEMENT	11/28/2012	23-0021078.000	4/23/2013	222/631-636 #201300059131	NOBLE
OH	UTICA	BRITS, CLARA (AKA CHAVIES)	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	6/12/2013	23-0021090.000	7/26/2013	227/1015-1019 #201300060448	NOBLE
OH	UTICA	BRITS, CLARA (AKA CHAVIES)	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/4/2012	23-0021090.000 23-0051012.000	4/23/2013	222/507-597 #201300059125	NOBLE

OH	UTICA	BRITS, CLARA (AKA CHAVIES)	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT	2/14/2013	23-0021090.000 23-0051012.000	4/23/2013	222/598-603 #201300059126	NOBLE
OH	UTICA	BRITS, CLARA (AKA CHAVIES)	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT	4/16/2013	23-0021090.000 23-0051012.000	4/23/2013	222/604-607 #201300059127	NOBLE
OH	UTICA	BRITS, CLARA (AKA CHAVIES)	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/16/2013	23-0021090.000 23-0051012.000	4/23/2013	222/604-607 #201300059127	NOBLE
OH	UTICA	MORRIS, DONALD & CARINA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/21/2012	23-0021125.000	4/23/2013	222/645-652 #201300059133	NOBLE
OH	UTICA	MORRIS, DONALD & CARINA	ANTERO MIDSTREAM LLC	MODIFCATION OF PERMANENT EASEMENT & OPTION AGREEMENT	11/11/2012	23-0021125.000	4/23/2013	222/653-658 #201300059134	NOBLE
OH	UTICA	AMERIWOOD, LTD.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/2/2012	23-0021126.000	4/23/2013	222/637-644 #210300059132	NOBLE
OH	UTICA	AMERIWOOD, LTD.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	6/4/2013	23-0021126.000	7/26/2013	227/994-998 #20130	NOBLE
OH	UTICA	COBLENTZ, MARVIN D.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/25/2012	23-0021144.000	4/23/2013	222/659-666 #201300059136	NOBLE
OH	UTICA	BONAR, KENNETH & AUDREY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/20/2012	23-0021151.000	4/23/2013	222/675-682 #201300059138	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT	1/4/2013	23-0021160.000	9/19/2013	231/265-266 #201300061252	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT	1/4/2013	23-0021161.000	9/19/2013	231/265-266 #201300061252	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT	11/16/2012	23-0021161.000 23-21240.000	6/6/2013	225/306-308 #201300059761	NOBLE
OH	UTICA	MCVICKER, JAMES & JANIS	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/17/2012	23-0021238.000	4/23/2013	222/691-698 #201300059140	NOBLE
OH	UTICA	THOMPSON, DENNIS	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/24/2012	23-0021238.002	4/23/2013	222/783-790 201300059154	NOBLE

OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/14/2012	23-0021244.000	4/23/2013	222/683-690 #201300059139	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/14/2012	23-0021244.000	9/19/2013	231/263-264 #201300061251	NOBLE
OH	UTICA	HANNAHS, NORMA J.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/26/2012	23-0051016.000 23-0021125.002	4/23/2013	222/767-774 #201300059152	NOBLE
OH	UTICA	GRAY, JOHN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/26/2012	23-0051017.000	6/6/2013	225/325-332 201300059675	NOBLE
OH	UTICA	GRAY, JOHN	ANTERO MIDSTREAM LLC	MODIFCATION OF PERMANENT EASEMENT & OPTION AGREEMENT	3/3/2013	23-0051017.000	6/6/2013	225/333-335 #201300067749	NOBLE
OH	UTICA	GRAY, JOHN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/26/2012	23-0051017.000	6/6/2013	225/325-332 201300059675	NOBLE
OH	UTICA	CARPENTER, DWIGHT J.	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	2/4/2013	23-0051062.000	4/23/2013	222/617-621 #201300059129	NOBLE
OH	UTICA	HANNAHS, DOUGLAS & BETH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/26/2012	23-0051064.000	4/23/2013	222/775-782 201300059153	NOBLE
OH	UTICA	CAMPBELL, MICHAEL & PATRICIA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/2/2012	23-0051118.000	4/23/2013	222/783-790; #201300059154	NOBLE
OH	UTICA	CAMPBELL, MICHAEL & PATRICIA	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	4/26/2013	23-0051118.000	7/26/2013	227/961-965 #201300060437	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT	1/4/2013	23-21240.000	9/19/2013	231/265-266 #201300061252	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/1/2012	23-21240.000 23-0021160.000	6/6/2013	225/298-305 #201300059760	NOBLE
OH	UTICA	DIMMERLING, RONALD J.(NOW IECM, LLC)	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	5/18/2013	31-0021054.000	6/6/2013	225/282-286 #201300059758	NOBLE
OH	UTICA	DIMMERLING, RONALD J.(NOW IECM, LLC)	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	6/18/2013	31-0021054.000	7/26/2013	227/1025-1029 #201300060450	NOBLE
OH	UTICA	BATES, WILMA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/20/2012	31-0021056.000 31-0021057.000	4/23/2013	222/563-570 #201300059120	NOBLE

OH	UTICA	BATES, WILMA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEMENT	2/11/2013	31-0021056.000 31-0021057.000	4/23/2012	222/571-574 #201300059121	NOBLE
OH	UTICA	BATES, WILMA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEMENT	3/26/2013	31-0021056.000 31-0021057.000	4/23/2012	222/575-578 #201300059122	NOBLE
OH	UTICA	BATES, WILMA	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	6/10/2013	31-0021057.000	7/26/2013	227/966-970 #201300060438	NOBLE
OH	UTICA	DIMMERLING, RONALD J.(NOW IECM, LLC)	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/18/2012	31-0021069.000 31-0021054.000 31-0051149.000 31-0021070.000	4/17/2013	222/101-109 #201300059024	NOBLE
OH	UTICA	DIMMERLING, RONALD J.(NOW IECM, LLC)	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	6/18/2013	31-0021070.000	7/26/2013	227/1020-1024 #201300060449	NOBLE
OH	UTICA	CLEARY, JON, ETUX	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT - ADD TRACTS	10/19/2012	31-0021071.000 31-0021101.000 31-0021126.004 31-0051132.003	6/6/2013	225/319-322 #201300059763	NOBLE
OH	UTICA	CLEARY, JON, ETUX	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT- MULTIPLE LINES	3/1/2013	31-0021071.000 31-0021101.000 31-0021126.004 31-0051132.003	6/6/2013	225/323-324 #201300059764	NOBLE
OH	UTICA	CLEARY, JON, ETUX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/19/2012	31-0021101.000 31-0051132.003	6/6/2013	225/309-318 #201300059762	NOBLE
OH	UTICA	OLIVER, KENNY & LISA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/18/2012	31-0021104.000	4/23/2013	222/579-586 #201300059123	NOBLE
OH	UTICA	OLIVER, KENNY & LISA	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT	10/25/2012	31-0021104.000	4/23/2013	222/587-589 #201300059124	NOBLE
OH	UTICA	OLIVER, KENNY & LISA	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	5/2/2013	31-0021104.000	7/26/2013	227/1004-1008 #201300060446	NOBLE
OH	UTICA	OLIVER, KENNY & LISA	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD AGREEMENT	5/2/2013	31-0021104.000	7/26/2013	227/999-1003 #201300060445	NOBLE
OH	UTICA	CAIN, DOUGLAS & DEBBIE, ETUX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/24/2012	31-0021111.000	6/6/2013	225/258-268 #201300059755	NOBLE
OH	UTICA	MILEY, ADAM L & JAMIE L	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/14/2012	31-0021251.000	4/23/2013	222/537-544 #201300059116	NOBLE
OH	UTICA	MILEY, ADAM L & JAMIE L	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT	`11/10/12	31-0021251.000	4/23/2013	222/545-549 #201300059117	NOBLE

OH	UTICA	MILEY, ADAM L & JAMIE L	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	7/10/2013	31-0021251.000	7/26/2013	227/971-975 #201300060439	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	6/13/2013	31-0021255.000 31-0051115.007	7/26/2013	227/976-980 #20130006440	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	2/1/2013	31-0021261.000	4/23/2013	222/470-474 #201300059106	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/24/2012	31-0021261.000 31-0021255.000 31-0021264.000 31-0021038.000	4/23/2013	222/447-456 #201300059103	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT	2/1/2013	31-0021261.000 31-0021255.000 31-0021264.000 31-0021038.000	4/23/2013	222/457-463 #201300059104	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	10/29/2012	31-0021264.000	4/23/2013	222/475-479 201300059107	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	6/13/2013	31-0021264.000	7/26/2013	227/981-985 #201300060441	NOBLE
OH	UTICA	MILEY, PAUL L. & JEAN A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/28/2012	31-0021340.000	12/11/2012	215/176 #201200057194	NOBLE
OH	UTICA	MILEY, PAUL L. & JEAN A.	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT	8/28/2012	31-0021340.000	12/11/2012	215/184-188 #201200057195	NOBLE
OH	UTICA	MILEY, PAUL L. & JEAN A.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	2/2/2013	31-0021340.000	4/23/2013	222/726-731 #201300059145	NOBLE
OH	UTICA	MILEY, PAUL L. & JEAN A.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEMENT	8/28/2012	31-0021340.000	12/11/2012		NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/14/2012	31-0021342.000 31-0021346.000 31-0021347.000	12/11/2012	215/145-156 #201200057190	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT	10/25/2012	31-0021342.000 31-0021346.000 31-0021347.000	12/11/2012	215/157-162 #201300057191	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	12/4/2012	31-0021342.000 31-0021346.000 31-0021347.000	4/23/2013	222/436-441 #20130005	NOBLE

OH	UTICA	FINCANNON, DALE E.	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	12/4/2012	31-0021342.001	4/23/2013	222/436-441 #20130005	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT ROAD ACCESS EASEMENT	2/13/2013	31-0021342.001	4/23/2013	222/442 #20130005	NOBLE
OH	UTICA	MILEY, PAUL J., JR.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/29/2012	31-0021343.000	12/11/2012	215/136-143 #201200057188	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	12/4/2012	31-0021346.000	4/23/2013	222/436-441 #20130005	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	12/4/2012	31-0021347.000	4/23/2013	222/436-441 #20130005	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	12/4/2012	31-0021347.000			NOBLE
OH	UTICA	RICH, LOUISE ANNETTE, ETUX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/24/2012	31-0021349.000	4/17/2013	222/110-120 #201300059025	NOBLE
OH	UTICA	RICH, LOUISE ANNETTE, ETUX	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEMENT	11/11/2012	31-0021349.000	4/17/2013	222/121-127 #201300059026	NOBLE
OH	UTICA	RICH, LOUISE ANNETTE, ETUX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	7/28/2013	31-0021349.000	9/19/2013	231/277-284 #201300061255	NOBLE
OH	UTICA	MILEY, PAUL L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/28/2012	31-0021356.000	12/11/2012	215/163-170 #201200057192	NOBLE
OH	UTICA	MILEY, PAUL L.	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT	11/9/2012	31-0021356.000	12/11/2012	215/171-175 #201200057193	NOBLE
OH	UTICA	MILEY, JACK R. & NORMA R., TRUSTEES	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEMENT	11/12/2012	31-0051028.000 31-0021369.000	4/23/2013	222/499-503 #201300059111	NOBLE
OH	UTICA	MILEY, JACK R. & NORMA R., TRUSTEES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/22/2012	31-0051028.000 31-0021369.000	4/23/2013	222/504-511 #201300059112	NOBLE
OH	UTICA	MILEY, WAYNE & APRIL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/26/2012	31-0051115.002	4/23/2013	222/550-557 #201300059118	NOBLE

OH	UTICA	MILEY, WAYNE & APRIL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEMENT	11/6/2013	31-0051115.002	4/23/2013	222/558-562 #201300059119	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT	10/29/2012	31-0051115.007 31-0021038.000 31-0021255.000	4/23/2013	222/464-469 #201300059105	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	2/1/2013	31-0051214.005	4/23/2013	222/470-474 #201300059106	NOBLE
OH	WILLS CREEK	ELLISON, BARBARA J.	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	6/13/2013	31-0000052.000	2/13/2014	513/536-539 #201400001406	NOBLE
OH	WILLS CREEK	ELLISON, BARBARA J.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/7/2013	31-0000052.000	2/13/2014	513/528	NOBLE
OH	WILLS CREEK	HALL, TIMOTHY & JULIA S.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/13/2013	31-0000426.000	2/13/2014	513/518-524 #201400001403	NOBLE
OH	WILLS CREEK	HALL, TIMOTHY & JULIA S.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT	3/14/2013	31-0000426.000	2/13/2014	513/525-527 #201400001404	NOBLE
OH	WILLS CREEK	RICH,DONALD & PATRICIA	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	6/18/2013	37-0011311.000	2/13/2014	241/132-137 #201400063625	NOBLE
OH	WILLS CREEK	RICH,DONALD & PATRICIA	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	6/18/2013	37-0011311.000	2/13/2014	241/138-141 #201400063626	NOBLE
OH	WILLS CREEK	SAYRE, DWAYNE	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	4/20/2013	37-0011328.000	7/26/2013	227/928-934 #201300060433	NOBLE
OH	WILLS CREEK	HILL, JEFFREY SCOTT, TRUSTEE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/12/2013	37-11304.001			NOBLE
OH	WILLS CREEK	RICH,DONALD & PATRICIA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/15/2013	37-11311	2/13/2014	241/124	NOBLE
OH	WILLS CREEK	HILL, JEFFREY SCOTT & TAMMY Y., TRUSTEES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/12/2013	37-21308.000			NOBLE

OH	WILLS CREEK	HILL, JEFFREY SCOTT & TAMMY Y., TRUSTEES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/12/2013	37-29074.000 37-21318.000 37-11295.000			NOBLE
OH	ERVIN LINE	BROCK, MARK T.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION/EASEMENT	11/3/2012	01-0021325.000	9/23/2013	231/508-509 #201300061301	NOBLE
OH		The Village of Barnesville	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	5/1/2013	Somerset Twshp	7/26/2013	408/357	BELMONT
OH		The Village of Barnesville	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	5/1/2013	Warren Twshp- Section 13- Barnesville Park Lake	7/26/2013	408/355	BELMONT
WV	BEE LEWIS	TURNER, GERALD ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/5/2012	8-19-8	2/22/2013	305/333 #172479	DODDRIDGE
WV	BEE LEWIS	TURNER, GERALD ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	10/5/2012	8-19-8	9/4/2013	312/192 #182512	DODDRIDGE
WV	BEE LEWIS	BEE, LEWIS PAUL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/13/2012	8-19-6 8-19-1	1/11/2013	304/556 #170546	DODDRIDGE
WV	BEE LEWIS	BEE, LEWIS PAUL	ANTERO MIDSTREAM LLC	MODIFICATION FOR ADDITIONAL LINES	10/27/2012	8-19-6 8-19-1	1/11/2013	304/536 #170541	DODDRIDGE
WV	Bee Lewis Water Impoundment	Lewis Paul Bee	ANTERO MIDSTREAM LLC	SUA and Compensation	8/4/2012	6-19	9/13/2013	312/700 183144	DODDRIDGE
WV	Bee Lewis Water Impoundment	Key Oil Company	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	2/19/2013	7-19	3/18/2013	305/534 173818	DODDRIDGE
WV	BEE-HWY50	LAW, RONALD L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/12/2012	6-2-1	9/21/2012	302/696 #166790	DODDRIDGE
WV	BEE-HWY50	LAW, RONALD L.	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT AGREEMENT	2/20/2013	6-2-1	9/6/2013	312/277 #182687	DODDRIDGE
WV	BEE-HWY50	SPIKER, SUE ANN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/27/2012	6-3-1	9/21/2012	302/708 #166792	DODDRIDGE
WV	BEE-HWY50	SPIKER, SUE ANN	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT (WATER)	4/26/2013	6-3-1	8/19/2013	311/218 #181743	DODDRIDGE

WV	BEE-HWY50	HEASTER, CHARLES P. AND PATSY J, ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/2/2012	8-23-1	2/22/2013	305/312 #172474	DODDRIDGE
WV	BEE-HWY50	HEASTER, CHARLES P. AND PATSY J, ET AL	ANTERO MIDSTREAM LLC	PERMAMENT EASEMENT AGREEMENT	2/3/2013	8-23-1	2/22/2013	305/312 #172474	DODDRIDGE
WV	BEE-HWY50	HEASTER, CHARLES P. AND PATSY J, ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	5/29/2013	8-23-1	9/4/2013	305/312 #172474	DODDRIDGE
WV	BEE-HWY50	GAGNON, GEORGE L & SUSAN C.	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT AGREEMENT	2/19/2013	6-3-2	9/12/2013	312/578 #183048	DODDRIDGE
WV	BEE-HWY50	GAGNON, GEORGE L. & SUSAN C.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/9/2012	6-3-2	6/28/2012	301/588 #163918	DODDRIDGE
WV	BEE-HWY50	HOLLAND, MARY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/24/2012	8-23-2	8/19/2013	311/201 #181740	DODDRIDGE
WV	BEE-HWY50	HOLLAND, MARY	ANTERO MIDSTREAM LLC	SUPPLEMENT	6/18/2013	8-23-2	N/A	N/A	DODDRIDGE
WV	BEE-HWY50	ADRIAN, GEORGE	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT AGREEMENT	2/8/2012	6-3-6	6/19/2013	309/508 #178267	DODDRIDGE
WV	BEE-HWY50	ADRIAN, GEORGE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/11/2013	6-3-6	7/26/2012	302/135 #164846	DODDRIDGE
WV	BEE-HWY50	LACY, RALPH M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/3/2012	6-1-8	9/21/2012	302/690 #166788	DODDRIDGE
WV	BEE-HWY50	LACY, RALPH M.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	2/21/2013	6-1-8	9/6/2013	312/275 #182686	DODDRIDGE
WV	BEE-HWY50	TURNER, GERALD C. & JUANITA L.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT (WATER)	11/10/2012	8-19-8	9/4/2013	312/219 #182514	DODDRIDGE
WV	BEE-HWY50	TURNER, GERALD C. & JUANITA L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/22/2012	8-19-8	9/21/2012	303/61 #166806	DODDRIDGE
WV	BEE-HWY50	TURNER, GERALD C. & JUANITA L.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	10/5/2012	8-19-8	9/4/2013	312/219 #182518	DODDRIDGE

WV	BEE-HWY50	TURNER, GERALD C. & JUANITA L.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT (WATER)	4/24/2013	8-19-8	9/4/2013	312/219 #182514	DODDRIDGE
WV	BEE-HWY50	BARNES, DONALD L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/20/2012	6-1-10	9/21/2012	302/702 #166791	DODDRIDGE
WV	BEE-HWY50	BARNES, DONALD L.	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT AGREEMENT	2/21/2013	6-1-10	6/18/2013	309/499 #178115	DODDRIDGE
WV	BEE-HWY50	SECRIST, MARY FARR	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/6/2012	8-20-14	7/26/2012	302/129 #164845	DODDRIDGE
WV	BEE-HWY50	SECRIST, MARY FARR	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE (WATER)	4/26/2013	8-20-14	8/19/2013	311/225 #181745	DODDRIDGE
WV	BEE-HWY50	BRITTON, MICHAEL ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/2/2012	8-19-15	9/19/2013	303/17 #166798	DODDRIDGE
WV	BEE-HWY50	BRITTON, MICHAEL ET UX	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT (WATER)	4/24/2013	8-19-15	8/19/2013	311/222 #181744	DODDRIDGE
WV	BEE-HWY50	PERINE, IRA H.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/28/2012	8-19-22	9/21/2012	303/1 #166795	DODDRIDGE
WV	BEE-HWY50	BARNES, RONALD G.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/13/2012	6-1-10.3	9/21/2012	303/43 #166803	DODDRIDGE
WV	BEE-HWY50	BARNES, RONALD G.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND EASEMENT AGREEMENT	3/14/2013	6-1-10.3	6/18/2013	309/499 #178115	DODDRIDGE
WV	BEE-HWY50	BARNES, RONALD G.	ANTERO MIDSTREAM LLC	GROUND LEASE AGREEMENT	6/4/2013	6-1-10.3	10/15/2013	315/384 #184756	DODDRIDGE
WV	BEE-HWY50	RILL, ELWOOD & ELIZABETH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/16/2012	6-1-3 ; 6-1-4	6/28/2012	301/610 #163923	DODDRIDGE

WV	BEE-HWY50	RILL, ELWOOD & ELIZABETH	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	3/15/2013	6-1-3 6-1-4	9/6/2013	312/277 #182687	DODDRIDGE
WV	BEE-HWY50	ADRIAN, GEORGE W & BARBARA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	1/22/2012	6-3-1.1	7/26/2012	302/140 #164847	DODDRIDGE
WV	BEE-HWY50	ADRIAN, GEORGE W. & BARBARA	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	5/8/2013	6-3-1.1	9/11/2013	312/467 #182978	DODDRIDGE
WV	BEE-HWY50	MAXWELL, ROBERT G.	ANTERO MIDSTREAM LLC	ROAD ACCESS AGREEMENT	5/2/2013	6-3-12 6-3-12.1	6/28/2012	301/565 #163909	DODDRIDGE
WV	BEE-HWY50	MAXWELL, ROBERT G.	ANTERO MIDSTREAM LLC	ROAD ACCESS AGREEMENT	4/27/2012	6-3-12.1	6/28/2012	301/565 #163909	DODDRIDGE
WV	BEE-HWY50	MAXWELL, ROBERT G.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	5/2/2013	6-3-12.1 6-3-12	6/19/2013	309/514 #178269	DODDRIDGE
WV	BEE-HWY50	COGAR, LINDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/9/2012	6-3-2.2	8/23/2013	311/473 #181989	DODDRIDGE
WV	BEE-HWY50	COGAR, LINDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/9/2012	6-3-2.2	8/23/2013	311/473 #181990	DODDRIDGE
WV	BEE-HWY50	COGAR, LINDA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	2/26/2013	6-3-2.2	8/23/2013	311/473 #181990	DODDRIDGE
WV	BEE-HWY50	CLYNE, TIMOTHY R.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/27/2012	6-3-6.1	6/28/2012	301/621 #163925	DODDRIDGE
WV	BEE-HWY50	CLAY, FREDDIE LEE & PATSY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/21/2012	8-19-23.1	9/21/2012	302/720 #166794	DODDRIDGE
WV	BEE-HWY50	NELSON, BAILEY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/18/2012	8-19-23.2	9/21/2012	303/10 # 166797	DODDRIDGE
WV	BEE-HWY50	NELSON, BAILEY	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	4/27/2012	8-19-23.2	9/21/2012	303/7 #166796	DODDRIDGE

WV	Bonnell to Swisher	James and Jacquline Bonnell	ANTERO MIDSTREAM LLC	Water Impoundment	9/20/2012	12-15	10/25/2012	303-602	DODDRIDGE
WV	Bonnell to Swisher	Coastal Forest Resources Company	ANTERO MIDSTREAM LLC	SUA	3/22/2012	12-17		Whitehair Pad	DODDRIDGE
WV	Bonnell to Swisher	Elton Whitehair	ANTERO MIDSTREAM LLC	SUA	12/9/2011	12-18	1/30/2012	262-636	DODDRIDGE
WV	Bonnell to Swisher	Leoan Swisher	ANTERO MIDSTREAM LLC	SUA	7/18/2012	13-9	8/2/2012	302-271	DODDRIDGE
WV	BONNELL TO WOLF PEN	BOWYER, NORMA SUE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/9/2013	6-8-5			DODDRIDGE
WV	BONNELL TO WOLF PEN	BARR, JAMES ET UX	ANTERO MIDSTREAM LLC	WATER IMPOUNDMENT AND COMPENSATION	6/12/2014	6-12-10			DODDRIDGE
WV	BONNELL TO WOLF PEN	BONNELL, JAMES & JACQUELINE	ANTERO MIDSTREAM LLC	WATER IMPOUNDMENT AND COMPENSATION	9/20/2012	6-12-15.1			DODDRIDGE
WV	Bonnell Water Impoundment	James Theodore Barr Jr & Bernice JoAnn Barr	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	8/6/2012	10-12			DODDRIDGE
WV	Bonnell Water Impoundment	James F Bonnell & Jacqueline S Bonnell	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	5/12/2003	15-12			DODDRIDGE
WV	CANTON CONNECTOR AND CANTON	CUTRIGHT, EDWARD ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/27/2012	3-9-31	4/12/2012	299/113 #161846	DODDRIDGE

WV	CANTON CONNECTOR AND CANTON	CUTRIGHT, EDWARD ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	5/27/2013	3-9-31	2/19/2014	321/73 #193763	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON	MOORE, DWIGHT E. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/9/2011	3-13-17 3-13-21 3-13-22	3/28/2012	297/589 #161379	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	MOORE, DWIGHT E. ET UX	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	6/12/2012	3-13-17 3-13-21 3-13-22 8-9-6	4/23/2013	306/128 #175462	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON	SWENTZEL, FRANCES L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/10/2012	3-13-6 3-13-7 3-13-13	4/12/2012	299/123 #161847	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	SWENTZEL, FRANCES L.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	5/16/2013	3-13-6 3-13-7 3-13-13 3-13-14	2/19/2014	321/78 #193765	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	MCMILLAN, ETHYLN ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/4/2012	3-6-26.9	10/3/2012	303/205 #167155	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	WILLIAMS, LARRY ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/2/2012	3-9-18 3-9-18.1 3-9-36	4/12/2012	299/129 #161848	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON	WILLIAMS, LARRY ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	6/26/2013	3-9-18 3-9-18.1 3-9-36	1/2/2014	319/404 #190091	DODDRIDGE

WV	CANTON CONNECTOR AND CANTON	MCMILLAN, JOHN A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/3/2012	3-9-2.1	11/20/2012	304/89 #168825	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON	MCMILLAN, JOHN A.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	6/2/2013	3-9-2.1	2/19/2014	321/52 #193756	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON	MCMILLAN, BRIAN ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/29/2012	3-9-2.2	10/3/2012	303/199 #167149	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	YERKEY, RONALD	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/20/2012	3-9-3 3-9-4 3-9-19 3-9-9	10/3/2012	303/129 #161848	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	YERKEY, RONALD	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	7/5/2013	3-9-3 3-9-4 3-9-19 3-9-9	8/7/2014	332/334 #206961	DODDRIDGE
WV	CANTON SOUTH atAND CANTON	FORESTER, YVONNE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/19/2011	3-5-3	4/12/2012	299/97 #161843	DODDRIDGE
WV	CANTON SOUTH AND CANTON	FORESTER, YVONNE	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	5/1/2013	3-5-3	5/13/2013	309/239 #176394	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	JACKSON, VANCE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/13/2011	3-8-3	3/21/2012	297/479 #161188	DODDRIDGE

WV	CANTON SOUTH AND CANTON	JACKSON, VANCE	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	6/21/2013	3-8-3	1/2/2014	319/415 #190096	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	CRESSMAN, ERIC ARNOLD	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/24/2012	3-2-5	4/2/2012	298/354 #161480	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	CRESSMAN, ERIC ARNOLD	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/27/2012	3-2-5	4/2/2012	298/348 #161479	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	DOAK, KENNETH WANYNE & KAREN HALL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/22/2011	3-2-9	4/12/2012	299/86 #161841	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	SMITH, ROBERT J. & CINDY L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/6/2011	3-5-9	4/12/2012	299/108 #161845	DODDRIDGE
WV	CANTON SOUTH AND CANTON	SMITH, ROBERT J. & CINDY L.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	4/28/2013	3-5-9	5/13/2013	309/243 #176395	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	ASH, WALLACE & IDA CATHERINE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/12/2011	3-6-24	3/21/2012	297/470#161187	DODDRIDGE
WV	CANTON SOUTH AND CANTON	ASH, WALLACE & IDA CATHERINE	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	6/26/2013	3-6-24	9/6/2013	312/260 #182680	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	LUCAS, ROGER J. & CARRI	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/25/2011	3-2-4.1	4/12/2012	299/92 #161842	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	COASTAL FOREST RESOURCES COMPANY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/23/2012	3-2-4.2	4/12/2012	299/75 #161840	DODDRIDGE

WV	CANTON SOUTH AND CANTON WATER	PRATT, DENZIL F. & SHIRLEY M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/21/2012	3-5-18 3-5-19 3-5-20 3-5-10	3/21/2012	297/480 #161189	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	PRATT, DENZIL F. & SHIRLEY M.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	4/27/2013	3-5-18 3-5-19 3-5-20 3-5-10	5/10/2013	309/223 #176284	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	CHESTNUT GROVE CHURCH TRUSTEES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/4/2011	3-5-30 3-5-30.1	3/21/2012	297/457 #161184	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	JORDAN FAMILY TRUST	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/4/2011	3-5-7 3-5-8	4/12/2012	299/102 #161844	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	JORDAN FAMILY TRUST	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	3/28/2013	3-5-7 3-5-8	5/10/2013	309/219 #176283	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	STANLEY, TOBY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/7/2011	3-6-18.1	3/21/2012	297/465 #161186	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	STANLEY, TOBY	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	6/20/2013	3-6-18.1	2/19/2014	321/38 #193753	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	MARIN, GAETAN & MARY EDWINA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/12/2011	3-9-35 3-9-2.1	3/22/2012	297/463 #161201	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	MARIN, GAETAN & MARY EDWINA	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT	3/1/2012	3-9-35 3-9-2.1	3/21/2012	297/463 #161185	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	MARIN, GAETAN & MARY EDWINA	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	7/16/2013	3-9-35 3-9-2.1	9/6/2013	312/260 #182680	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	MOORE, FOREST C. AND BRENDA L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/30/2011	5-20-13.1	9/3/2013	424/826 #77107	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	MOORE, FOREST C. AND BRENDA L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/10/2012	5-20-13.1	5/28/2013	417/20 #72895	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	MOORE, FOREST C. AND BRENDA L.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	8/25/2012	5-20-13.1	5/28/2013	417/25 #72896	DODDRIDGE

WV	CANTON SOUTH AND CANTON WATER	HAMILTON, GARY L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/20/2012	5-20-15; 5-10-4	4/30/2012	395/386 #59334	DODDRIDGE
WV	DIANE DAVIS	DAVIS, LOUELLA DIANE AND JONATHAN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/22/2013	1-7-2	12/6/2013	318/500 #188582	DODDRIDGE
WV	ERWIN HILLTOP	CRISLIP, REXALL ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/16/2012	6-12-34	4/2/2012	298/367 #161482	DODDRIDGE
WV	ERWIN HILLTOP	CRISLIP, REXALL ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/16/2012	6-12-34	4/2/2012	298/360 #161481	DODDRIDGE
WV	ERWIN HILLTOP	CRISLIP, REXALL ET AL	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT AGREEMENT	11/16/2012	6-12-34	9/19/2013	313/269 #183431	DODDRIDGE
WV	ERWIN HILLTOP	ERWIN, JOHN F.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/19/2012	6-12-34	4/10/2012	298/695 #161755	DODDRIDGE
WV	ERWIN HILLTOP	ERWIN, JOHN F.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT	9/13/2012	6-12-34	11/20/2012	304/100 #168827	DODDRIDGE
WV	ERWIN HILLTOP	ERWIN, JOHN F.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	9/14/2012	6-12-34	11/20/2012	304/95 #168826	DODDRIDGE
WV	ERWIN HILLTOP	FLUHARTY, MICHAEL ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/23/2012	6-15-1	4/10/2012	299/01 #161759	DODDRIDGE
WV	ERWIN HILLTOP	CORNE, CHARLES W., JR. ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	7/16/2012	6-14-16	9/12/2013	312/545 #183043	DODDRIDGE
WV	ERWIN HILLTOP	CORNE, CHARLES W., JR. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/24/2013	6-14-16	4/10/2012	298/709 #161757	DODDRIDGE

WV	ERWIN HILLTOP	NICHOLSON, RICHARD KELLY ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/2/2011	6-12-33 6-15-2.2	9/17/2013	313/99 #183249	DODDRIDGE
WV	ERWIN HILLTOP	NICHOLSON, RICHARD KELLY ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT	5/13/2012	6-12-33 6-15-2.2	9/17/2013	313/105 #183250	DODDRIDGE
WV	ERWIN HILLTOP	NICHOLSON, RICHARD KELLY ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	5/13/2013	6-12-33 6-15-2.2	9/17/2013	313/108 #183251	DODDRIDGE
WV	ERWIN HILLTOP	HAWKINBERRY, DENZIL W., II ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/27/2012	6-14-16.3	4/10/2012	298/702 #161756	DODDRIDGE
WV	ERWIN HILLTOP	CARL HINTER HEIRS; BURTON, VIVIAN E. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/28/2011	6-15-13.2	4/10/2012	298/687 #161754	DODDRIDGE
WV	ERWIN HILLTOP	CARL HINTER HEIRS; BURTON, VIVIAN E. ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	8/12/2012	6-15-13.2	10/5/2012	303/300 #167311	DODDRIDGE
WV	ERWIN HILLTOP	CONRAD, ROBERT G. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/8/2012	6-15-13.2	4/10/2012	298/717 #161758	DODDRIDGE
WV	ERWIN HILLTOP	FARROW, JOAN R.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/21/2011	6-15-2 6-15-3	4/10/2012	299/10 #161760	DODDRIDGE
WV	ERWIN HILLTOP	FARROW, JOAN R.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	6/18/2013	6-15-2 6-15-3	9/17/2013	313/56 #183244	DODDRIDGE
WV	ERWIN HILLTOP	FRONC, JACEK	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/3/2012	6-15-2.1	10/24/2012	303/578 #167995	DODDRIDGE
WV	ERWIN HILLTOP	FRONC, JACEK	ANTERO MIDSTREAM LLC	ROAD ACCESS AGREEMENT	4/6/2012	6-15-2.1	12/9/2013	318/644 #188830	DODDRIDGE
WV	ERWIN HILLTOP	FRONC, JACEK	ANTERO MIDSTREAM LLC	ADDITIONALPIPELIN E AGREEMENT	5/22/2013	6-15-2.1	9/17/2013	313/60 #183245	DODDRIDGE
WV	Foreman Water Impoundment	Burner Land Co. Inc	ANTERO MIDSTREAM LLC	SUA and Compensation	7/16/2012	9-7	7/25/2012	302/83 164798	DODDRIDGE
WV	Foreman Water Impoundment	Dennis Foreman	ANTERO MIDSTREAM LLC	SUA and Compensation	5/3/2012	10-7	5/24/2012	301/108 162979	DODDRIDGE

WV	Foreman Water Impoundment	Lawrence J Jones and Jacqueline Jones	ANTERO MIDSTREAM LLC	SUA and Compensation	8/16/2012	12.2-6	8/28/2012	275/456 165999	DODDRIDGE
WV	Foreman Water Impoundment	Clevenger, Richard D. & Margeurite A.	ANTERO MIDSTREAM LLC	Access Road Aggreeement	5/3/2012	21-7			DODDRIDGE
WV	Heflin Water Impoundment	Clifford Bash	ANTERO MIDSTREAM LLC	SUA and Compensation	1/6/2012	32-11	2/25/2013	305/363 172511	DODDRIDGE
WV	Heflin Water Impoundment	Bernard Hurst Jr and Carol Hurst	ANTERO MIDSTREAM LLC	SUA and Compensation	10/9/2012	32-11	11/8/2012	304/13 168389	DODDRIDGE
WV	Heflin Water Impoundment	Laura Matunda	ANTERO MIDSTREAM LLC	SUA and Compensation	12/14/2012	32-11	2/25/2013	305/386 172520	DODDRIDGE
WV	Heflin Water Impoundment	Kristi Nicholson	ANTERO MIDSTREAM LLC	SUA and Compensation	10/17/2012	32-11	11/8/2012	304/23 168394	DODDRIDGE
WV	Heflin Water Impoundment	Clarence Everett Sperry and Josephine H Sperry	ANTERO MIDSTREAM LLC	SUA and Compensation	11/9/2012	32-11	12/5/2012	304/197 169164	DODDRIDGE
WV	Heflin Water Impoundment	Janet Sperry	ANTERO MIDSTREAM LLC	SUA and Compensation	11/3/2012	32-11	12/5/2012	304/195 169163	DODDRIDGE
WV	Heflin Water Impoundment	Diane Sperry	ANTERO MIDSTREAM LLC	SUA and Compensation	11/5/2012	32-11	12/5/2012	304/199 169165	DODDRIDGE
WV	Heflin Water Impoundment	Jean A Nicholson	ANTERO MIDSTREAM LLC	SUA and Compensation	10/10/2012	32-11	11/8/2012	304/21 168393	DODDRIDGE
WV	Heflin Water Impoundment	Gary L Nicholson and Shirley Nicholson	ANTERO MIDSTREAM LLC	SUA and Compensation	11/5/2012	32-11	12/5/2012	304/209 169170	DODDRIDGE
WV	Heflin Water Impoundment	Katherine Taylor	ANTERO MIDSTREAM LLC	SUA and Compensation	4/30/2013	32-11	7/23/2013	310/509 180217	DODDRIDGE
WV	Heflin Water Impoundment	Jeffrey J Ford	ANTERO MIDSTREAM LLC	SUA and Compensation	10/26/2012	36-11	11/8/2012	303/723 168379	DODDRIDGE
WV	Hinter Heirs North Water Impoundment	David & Vivian Burton and Richard and Loreta Delaney	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	12/20/2012	12-15	2/25/2013	305/383 172519	DODDRIDGE
WV	Hinter Heirs South Water Impoundment	David & Vivian Burton and Richard and Loreta Delaney	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	12/20/2012	12-15			DODDRIDGE
WV	HWY 50 XING	RACE, FRANK ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/21/2013	8-13-18	12/9/2013	318/627 #188822	DODDRIDGE

WV	HWY 50 XING	BLAND, JAMES ET UX	ANTERO MIDSTREAM LLC	ROAD ACCESS AGREEMENT	3/30/2012	3-16-15.2	12/9/2013	318/647 #188832	DODDRIDGE
WV	HWY 50 XING	BLAND, JAMES ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/6/2012	3-16-15.2	PENDING	PENDING	DODDRIDGE
WV	HWY 50 XING	BALLENGER, JAMES ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/21/2013	8-16-5 8-16-6 8-17-2 8-17-2.1	2/26/2014	321/236 #194165	DODDRIDGE
WV	James Webb Fresh Water Impoundment	James E Webb	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	5/8/2013	3-15			DODDRIDGE
WV	JON DAVIS	DAVIS, JONATHAN L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/20/2012	1-7-1	9/19/2013	313/263 #183430	DODDRIDGE
WV	Lake Water Impoundment	Big United Methodist Church	ANTERO MIDSTREAM LLC	Access Road Aggreeement	3/4/2013	9-12			DODDRIDGE
WV	LAW TO SHERWOOD	SUTTON, JEREMY AND AMANDA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND EASEMENT FOR ADDITIONAL	3/14/2012	3-19-39	6/19/2013	309/517 #178270	DODDRIDGE
WV	LAW TO SHERWOOD	SUTTON, JEREMY AND AMANDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/26/2012	3-19-39	6/28/2012	301/615 #163924	DODDRIDGE
WV	LAW TO SHERWOOD	POWELL, DENNIS AND MELLIE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/7/2011	3-19-33; 3-19-32; 3 19-31.2; 3-19-31.1: 3-19-31; 3-19-10	11-7-2011 & 12-2-2011	294/579 #157890 & 295/38 #158340	DODDRIDGE
WV	LAW TO SHERWOOD	RIVERS, HOWARD J. AND TAMMY S.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/15/2012	6-2-11.1	9/12/2012	302/673 #166785	DODDRIDGE
WV	LAW TO SHERWOOD	BLAND, ROBERT C. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/12/2012	6-2-2 6-2-4 6-2-8	9/21/2012	302/682 #166787	DODDRIDGE
WV	LAW TO SHERWOOD	BLAND, ROBERT C. ET UX	ANTERO MIDSTREAM LLC	MODIFICATION FOR ADDITIONAL LINES	2/20/2013	6-2-2 6-2-4 6-2-8	9/18/2012	302/679 #166786	DODDRIDGE
WV	LAW TO SHERWOOD	BLAND, ROBERT C. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/20/2013	6-2-2 6-2-4 6-2-8	8/21/2013	311/459 #181869	DODDRIDGE

WV	LAW TO SHERWOOD	NESLER, CHARLES E., II	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/8/2012	6-2-7 6-4-7	6/28/2012	301/593 #163919	DODDRIDGE
WV	LAW TO SHERWOOD	NESLER, CHARLES E., II	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/15/2013	6-2-7 6-4-7	6/28/2012	301/593 #163919	DODDRIDGE
WV	Lemley Water Impoundment	Dennis S Powell and Kay L Powell	ANTERO MIDSTREAM LLC	SUA and Compensation	2/7/2013	7.8-10/25-10			DODDRIDGE
WV	Marsden Water Impoundment	Richard E Marsden & Wilma J Marsden	ANTERO MIDSTREAM LLC	SUA and Compensation	3/-/2012	16-4	7/23/2014	331/436 205723	DODDRIDGE
WV	MCGILL	LEWIS, ROBERT KEITH ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/4/2012	1-10-18	9/17/2013	313/19 #183234	DODDRIDGE
WV	MCGILL	LEWIS, ROBERT KEITH ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	12/4/2012	1-10-18	9/17/2013	313/26 #183235	DODDRIDGE
WV	MCGILL	CLARK, TERESA L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/6/2012	1-10-19	2/8/2013	305/104 #171725	DODDRIDGE
WV	MCGILL	MOORE DARRELL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/12/2012	1-10-20	2/8/2013	305/123 #171729	DODDRIDGE
WV	MCGILL	MOORE, DARRELL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	10/30/2012	1-10-20	2/8/2013	305/129 #171730	DODDRIDGE
WV	MCGILL	MOORE, DARRELL	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	5/29/2013	1-10-20	2/8/2013	305/131 #171731	DODDRIDGE
WV	MCGILL	MCGILL, FRANK E. & SHIRLEY M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	12/12/2012	1-9-21	9/17/2013	313/40 #183237	DODDRIDGE
WV	MCGILL	LEWIS, ALBERT LAYTON	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/4/2012	1-10-18.1	9/17/2013	313/47 #183238	DODDRIDGE
WV	MCGILL	MOORE, DARRELL	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	10/30/2012	1-10-20 & 1-10-25	2/8/2013	305/136 #171732	DODDRIDGE
WV	MCGILL	CHIPPS, PERRY ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/19/2012	1-10-27; 1-10-26; 1 10-28	8/26/2012	311/494 #182040	DODDRIDGE
WV	MIDPT TO GARRY	FLUHARTY, MICHAEL D.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/23/2012	6-15-1	8/19/2013	311/188 #181734	DODDRIDGE
WV	MIDPT TO GARRY	FLUHARTY, MICHAEL D.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	6/14/2013	6-15-1	8/19/2013	311/196#181735	DODDRIDGE

WV	MIDPT TO GARRY	ROBINSON, RICHARD GARRY	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	10/29/2011	6-14-9	2/8/2013	305/195	DODDRIDGE
WV	MIDPT TO GARRY	ROBINSON, RICHARD GARRY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/15/2011	6-14-9	2/8/2013	305/190 #171757	DODDRIDGE
WV	MIDPT TO GARRY	BURTON, VIVIAN E.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/28/2011	6-15-12	4/10/2012	298/687 #161754	DODDRIDGE
WV	MIDPT TO GARRY	WHEELER, DONNA C. & CORNE, CHARLES W.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/29/2012	6-14-16	4/10/2012	298/709 #161757	DODDRIDGE
WV	MIDPT TO GARRY	WHEELER, DONNA C. & CORNE, CHARLES W.	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	7/16/2012	6-14-16	9/12/2013	312/545 #183043	DODDRIDGE
WV	MIDPT TO GARRY	NICHOLSON, RICHARD K.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	5/13/2013	6-12-33 & 6-15-2.2	9/17/2013	313/108 #183251	DODDRIDGE
WV	MIDPT TO GARRY	NICHOLSON, RICHARD K.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/2/2011	6-12-33 6-15-2.2	9/17/2013	313/99 #183249	DODDRIDGE
WV	MIDPT TO GARRY	NICHOLSON, RICHARD K.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/2/2011	6-12-33 6-15-2.2	9/17/2013	313/99 #183249	DODDRIDGE
WV	MIDPT TO GARRY	NICHOLSON, RICHARD K.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	5/13/2012	6-12-33 6-15-2.2	9/17/2013	313/105 #183250	DODDRIDGE
WV	MIDPT TO GARRY	CRISLIP, REXALL M. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/9/2013	6-12-34 6-12-39	9/9/2013	312/292 #182713	DODDRIDGE
WV	MIDPT TO GARRY	CONRAD, ROBERT G. & IRENE T. BUSCH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/8/2012	6-15-13.2	4/10/2012	298/717 #161758	DODDRIDGE
WV	MIDPT TO GARRY	CONRAD, ROBERT G. & IRENE T. BUSCH	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	6/24/2013	6-15-13.2	9/17/2013	313/7 #183232	DODDRIDGE

WV	MIDPT TO GARRY	FARROW, JOAN R.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/21/2011	6-15-2 6-15-3	4/10/2012	299/10 #161760	DODDRIDGE
WV	MIDPT TO GARRY	FARROW, JOAN R.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	6/18/2013	6-15-2 6-15-3	9/17/2013	313/56 #183244	DODDRIDGE
WV	MIDPT TO GARRY	FRONC, JACEK	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/3/2012	6-15-2.1	10/24/2012	303/578 #167995	DODDRIDGE
WV	MIDPT TO GARRY	FRONC, JACEK	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	5/22/2013	6-15-2.1	9/17/2013	313/60 #183245	DODDRIDGE
WV	MIDPT TO GARRY	CRISLIP, REXALL M. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/16/2012	6-15-8 6-15-9 6-12-34 6-12-39	4/2/2012	298/367 #161482	DODDRIDGE
WV	MOORE	FRASHURE, CLYDE RYLAN, JR.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	3/15/2013	3-16-4 3-16-1	9/12/2013	312/581 #183049	DODDRIDGE
WV	MOORE AND CANTON WATER	NOLL, JUDITH A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/22/2011	3-13-38	3/28/2012	297/533 #161369	DODDRIDGE
WV	MOORE AND CANTON WATER	NOLL, JUDITH A.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	3/29/2013	3-13-38	9/11/2013	312/463 #182976	DODDRIDGE
WV	MOORE AND CANTON WATER	HAUG, ROBERT & BETTY	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS	2/27/2012	8-9-2	3/28/2012	297/583 #161377	DODDRIDGE
WV	MOORE AND CANTON WATER	FRASHURE, CLYDE RYLAN, JR.	ANTERO MIDSTREAM LLC	ROAD ACCESS AGREEMENT	2/15/2012	38062	3/28/2012	297/529 #161368	DODDRIDGE
WV	MOORE AND CANTON WATER	HOLDEN, PRESTON THEODORE, JR. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/5/2012	3-16-13	3/28/2012	297/539 #161370	DODDRIDGE
WV	MOORE AND CANTON WATER	HOLDEN, PRESTON THEODORE, JR. ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	8/9/2013	3-16-13	1/2/2014	319/433 #190105	DODDRIDGE
WV	MOORE AND CANTON WATER	SULLIVAN, J. NELSON & ELLEN JOAN, H/W	ANTERO MIDSTREAM LLC	ACCESS ROAD AGREEMENT	3/19/2012	3-17-17	4/27/2013	299/433 #162234	DODDRIDGE
WV	MOORE AND CANTON WATER	JETT, GLORIA J.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	6/25/2013	3-16-19	3/28/2012	297/563 #161374	DODDRIDGE

WV	MOORE AND CANTON WATER	JETT, GLORIA J.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	6/25/2013	3-16-19	1/2/2014	319/429 #190102	DODDRIDGE
WV	MOORE AND CANTON WATER	UNDERWOOD, ROGER ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/17/2011	3-13-29	3/28/2012	297/570 #161375	DODDRIDGE
WV	MOORE AND CANTON WATER	UNDERWOOD, ROGER ET UX	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	4/8/2013	3-13-29	9/19/2013	313/327 #183441	DODDRIDGE
WV	MOORE AND CANTON WATER	MOORE, DWIGHT E. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/9/2011	3-13-17 3-13-21 3-13-22 8-9-6	3/28/2012	297/589 #161379	DODDRIDGE
WV	MOORE AND CANTON WATER	MOORE, DWIGHT E. ET UX	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	4/8/2012	3-13-17 3-13-21 3-13-22 8-9-6	9/4/2013	312/214 # 182517	DODDRIDGE
WV	MOORE AND CANTON WATER	MOORE, DWIGHT E. ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	10/9/2012	3-13-17 3-13-21 3-13-22 8-9-6	11/5/2013	316/623 #186377	DODDRIDGE
WV	MOORE AND CANTON WATER	FRASHURE, CLYDE RYLAN, JR.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/20/2011	3-16-1 3-16-4	3/28/2012	297/553 #161372	DODDRIDGE
WV	MOORE AND CANTON WATER	BLAND, JAMES ET UX AND HASS, RONALD ET UX	ANTERO MIDSTREAM LLC	ACCESS ROAD AGREEMENT	3/30/2012	3-16-15.2	4/27/2012	299/437 #162235	DODDRIDGE
WV	MOORE AND CANTON WATER	MERRITT, VIRGINIA M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/26/2011	3-16-4.2	3/28/2012	297/595 #161380	DODDRIDGE
WV	MOORE AND CANTON WATER	MERRITT, VIRGINIA M.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	5/12/2013	3-16-4.2	1/2/2014	319/419 #190097	DODDRIDGE
WV	MOORE AND CANTON WATER	GRIM, TERRY L. & KATE R., H/W	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/10/2011	3-16-6 3-16-5	4/27/2012	299/427 #162233	DODDRIDGE
WV	MOORE AND CANTON WATER	GRIM, TERRY L. & KATE R., H/W	ANTERO MIDSTREAM LLC	ACCESS ROAD AGREEMENT	2/24/2012	3-16-6 3-16-5	3/28/2012	297/559 #161373	DODDRIDGE
WV	MOORE AND CANTON WATER	GRIM, TERRY L. & KATE R., H/W	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	5/27/2013	3-16-6 3-16-5	2/19/2014	321/157 #193869	DODDRIDGE
WV	MOUNTAIN	COTTRILL, WILLIAM F., JR.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	8/17/2012	1-6-1	2/22/2013	305/300 #172471	DODDRIDGE
WV	MOUNTAIN	COTTRILL, WILLIAM F., JR.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/1/2014	1-6-1	2/22/2013	305/307 #172473	DODDRIDGE
WV	MOUNTAIN	JAMES, WILLIAM PATRICK ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/27/2012	1-6-6	2/19/2013	408/549 #68567	DODDRIDGE
WV	MOUNTAIN	KELLEY, CHARLES & KIMELA	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	7/22/2013	1-6-47; 1-6-12	9/19/2013	313/222 #183422	DODDRIDGE

WV	MOUNTAIN	POWELL, DENNIS & MELLIE	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	5/2/2013	3-14-7 & 3-14-7.1 & 3-14-13 &3-14- 14 & 3-14-14.1 & 3 14-18 & 3-14-18.1	N/A	N/A	DODDRIDGE
WV	MOUNTAIN	ZINN, ERNEST E & PATRICIA III	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/19/2012	3-14-7.1; 3-14-19; 3-14-20; 3-14-20.1; 3-14-20.2	2/21/2013	319/10 #201300000807	DODDRIDGE
WV	MOUNTAIN	ZINN, ERNEST E & PATRICIA III	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	12/26/2012	3-14-7.1; 3-14-19; 3-14-20; 3-14-20.1; 3-14-20.2	2/21/2013	319/17 #201300000808	DODDRIDGE
WV	NORTH CANTON CONNECTOR	JONES, RONALD R., SR. ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT TO	10/2/2012	5-17-12	PENDING	PENDING	DODDRIDGE
WV	Pearl Jean North Water Impoundment	Dean R Pennington and Martha A Pennington	ANTERO MIDSTREAM LLC	SUA and Compensation	2/8/2013	21/28/1/51- 16/17/20/20			DODDRIDGE
WV	Pearl Jean South Water Impoundment	Dean R Pennington and Martha A Pennington	ANTERO MIDSTREAM LLC	SUA and Compensation	2/8/2013	21/28/1/51- 16/17/20/20			DODDRIDGE
WV	PRIMM	BOYCE, CARLTON ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/24/2013	1-12-4	9/11/2013	312/396 #182955	DODDRIDGE
WV	PRIMM	MITCHELL, DAVID ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/24/2013	1-12-6	9/12/2013	312/557 #183045	DODDRIDGE
WV	PRIMM	PRIMM, LOREN ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/14/2013	1-15-17	N/A	N/A	DODDRIDGE
WV	PRIMM	JONES, EVERETT	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/20/2012	1-12-21	9/12/2013	312/571 #183047	DODDRIDGE
WV	PRIMM	CHIPPS, PERRY W. ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	10/15/2012	1-10-27	8/26/2013	311/509 #182042	DODDRIDGE
WV	PRIMM	GAIN, TEDDY LEEMAN	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	12/19/2012	1-15-27	9/11/2013	312/426 #182967	DODDRIDGE
WV	PRIMM	CHIPPS, PERRY W. ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	2/27/2013	1-10-26 1-10-27	PENDING	PENDING	DODDRIDGE

WV	PRIMM	CHIPPS, PERRY W. ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION & PERMANENT	9/21/2012	1-10-26 1-10-27			DODDRIDGE
WV	PRIMM	CHIPPS, PERRY W. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/19/2012	1-10-26 1-10-27 1-10-28	8/26/2013	311/494 #182040	DODDRIDGE
WV	PRIMM	CHIPPS, PERRY W. ET AL	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	10/15/2012	1-10-27 1-10-28	8/26/2013	311/504 #182041	DODDRIDGE
WV	PRIMM	DOTSON, PAUL E. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/4/2013	1-12-10 1-12-12 1-12-13	9/12/2013	312/538 #183042	DODDRIDGE
WV	PRIMM	DOTSON, PAUL E. ET UX	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT	3/7/2013	1-12-10 1-12-12 1-12-13	9/19/2013	313/343 #183446	DODDRIDGE
WV	PRIMM	JONES, EVERETT T. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/20/2012	1-12-11 1-12-28 1-12-29	9/19/2013	313/302 #183436	DODDRIDGE
WV	PRIMM	PRIMM, OLIN E. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/9/2012	1-12-3 1-12-17 1-13-30	9/12/2013	312/564 #183046	DODDRIDGE
WV	PRIMM	PRIMM, OLIN E. ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	12/14/2012	1-12-3 1-12-17 1-13-30	9/12/2013	312/584 #183050	DODDRIDGE
WV	PRIMM	PRIMM, OLIN E. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/14/2012	1-12-3 1-12-17 1-13-30 1-15-16.1	9/12/2013	312/516 #183039	DODDRIDGE
WV	PRIMM	PRIMM, OLIN E. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/31/2012	1-12-3 1-12-30 1-12-17	9/19/2013	313/225 #183423	DODDRIDGE
WV	PRIMM	BOYCE, CARLTON	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/25/2013	1-12-6.5	9/12/2013	312/538 #183042	DODDRIDGE

WV	PRIMM	LLOYD, JR., CECIL F. & KATHRYN L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/24/2013	1-15-9.6	1/9/2014	319/96 #190618	DODDRIDGE
WV	PRIMM	STOUT, RICHARD	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/28/2013	1-9-60 1-13--1	9/12/2013	312/550 #183044	DODDRIDGE
WV	PRIMM WEST	PRIMM, OLIN ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	12/14/2012	1-12-30	9/12/2013	312/584 #183050	DODDRIDGE
WV	PRIMM WEST	WEBB, STANLEY R. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/16/2013	1-15-2	1/9/2014	319/570 #190612	DODDRIDGE
WV	PRIMM WEST	WEBB, JAMES (LE) ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/6/2013	1-15-3	1/9/2014	319/563 #190611	DODDRIDGE
WV	PRIMM WEST	MORRIS, I.L. (IKE)	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/28/2013	1-11-8 3-37-1	1/30/2014	324/491 #201400000510	DODDRIDGE
WV	PRIMM WEST	PRIMM, OLIN ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT & VALVE SITE AGREEMENT	12/14/2012	1-12-3 1-12-17 1-12-30 1-15-16.1	9/12/2013	312/516 #183039	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, ROBERT C.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT & VALVE SITE AGREEMENT	2/4/2013	1-12-36 1-12-37	PENDING	PENDING	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, SHIRLEY JEAN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/24/2013	1-12-37.2 1-12-38	PENDING	PENDING	DODDRIDGE
WV	PRIMM WEST	BRITTON, WILLIAM ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/8/2013	1-15-1.1 1-14-3 1-14-3.1	OPTION ONLY	OPTION ONLY	DODDRIDGE
WV	RICHARD GARRY	ROBINSON, RICHARD GARY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/15/2011	6-14-9	2/8/2013	305/190 #171757	DODDRIDGE
WV	RICHARD GARRY	ROBINSON, RICHARD GARY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/15/2011	6-14-9	2/8/2013	305/190 #171757	DODDRIDGE

WV	RICHARD GARRY	ROBINSON, RICHARD GARY	ANTERO MIDSTREAM LLC	MODIFICATION OF PIEPLINE EASEMENT	7/16/2012	6-14-9	2/8/2013	305/195 #171758	DODDRIDGE
WV	RICHARD GARRY	CORNE, CHARLES W. WHEELER,	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/29/2012	6-14-16	4/10/2012	298/709 #161757	DODDRIDGE
WV	RICHARD GARRY	CORNE, CHARLES W. WHEELER, DONNA C.	ANTERO MIDSTREAM LLC	MODIFICATION OF PIPELINE EASEMENT	4/24/2013	6-14-16	9/17/2013	313/54 #183241	DODDRIDGE
WV	RICHARD GARRY	CORNE, CHARLES W. WHEELER, DONNA C.	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	7/16/2012	6-14-16	9/12/2013	312/545 #183043	DODDRIDGE
WV	RICHARD GARRY	WHEELER, CHARLES W. & DONNA C.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/29/2012	6-14-16	4/10/2012	298/709 #161757	DODDRIDGE
WV	RICHARD GARRY	WHEELER, CHARLES W. & DONNA C.	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	7/16/2012	6-14-16	9/12/2013	312/545 #183043	DODDRIDGE
WV	RICHARD GARRY	WHEELER, CHARLES W. & DONNA C.	ANTERO MIDSTREAM LLC	MODIFICATION OF PIEPLINE EASEMENT	4/24/2013	6-14-16	9/17/2013	313/54 #183241	DODDRIDGE
WV	SUA	I. L. (IKE) MORRIS	ANTERO MIDSTREAM LLC	SURFACE USE AND COMPENSATION AGREEMENT	5/9/2013	6-7-1	7/23/2013	310/515 #180220	DODDRIDGE
WV	TOMS FORK	COASTAL FOREST RESOURCES COMPANY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/27/2013	6-8-35	6/19/2013	309/530 #178273	DODDRIDGE
WV	TOMS FORK	SUTTON, JEREMY W. & AMANDA L. H/W	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/26/2012	3-19-39	6/28/2012	301/615 #163924	DODDRIDGE
WV	TOMS FORK	SUTTON, JEREMY, W & AMANDA L., H/W	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	3/14/2013	3-19-39	3/14/2013	309/517 #178270	DODDRIDGE
WV	TOMS FORK	BLAND, ROBERT ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/17/2012	6-2-1	9/21/2012	303/83 #166811	DODDRIDGE
WV	TOMS FORK	BLAND, ROBERT ET UX (LE) PAESANO, LISA ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/20/2013	6-2-1	8/21/2013	311/459 #181869	DODDRIDGE
WV	TOMS FORK	LAW, RONALD L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/12/2012	6-2-1	9/6/2013	302/696 #166790	DODDRIDGE
WV	TOMS FORK	LAW, RONALD L.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	2/20/2013	6-2-1	9/6/2013	312/275 #182686	DODDRIDGE

WV	TOMS FORK	MORRIS, I. L. (IKE)	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/2/2013	6-7-1	11/5/2013	316/611 #186368	DODDRIDGE
WV	TOMS FORK	MORRIS, I. L. (IKE)	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	6/26/2013	6-7-1	11/5/2013	316/611 #186368	DODDRIDGE
WV	TOMS FORK	GAGNON, GEORGE L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/9/2012	6-3-2	6/19/2013	309/503 #178266	DODDRIDGE
WV	TOMS FORK	GAGNON, GEORGE L.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	2/19/2013	6-3-2	9/12/2013	312/578 #183048	DODDRIDGE
WV	TOMS FORK	GAGNON, GEORGE L.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	5/13/2013	6-3-2	6/19/2013	309/504 #178266	DODDRIDGE
WV	TOMS FORK	LUOTTO, JOHN S.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/7/2013	6-11-2	6/18/2013	309/492 #178114	DODDRIDGE
WV	TOMS FORK	MAXWELL, LEWIS	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/14/2013	6-11-2	6/19/2013	309/572 #178279	DODDRIDGE
WV	TOMS FORK	BLAND, ROBERT AND TIMOTHY ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/17/2012	6-2-4	8/21/2013	311/466 #181870	DODDRIDGE
WV	TOMS FORK	BLAND, ROBERT AND TIMOTHY ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	2/20/2013	6-2-4	8/21/2013	311/466 #181870	DODDRIDGE
WV	TOMS FORK	YEAGER, CHARLES W. III	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/5/2012	6-11-4			DODDRIDGE
WV	TOMS FORK	WALLACE, ROBERT ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/15/2013	6-11-5	9/9/2013	312/340 #182771	DODDRIDGE
WV	TOMS FORK	ADRIAN, GEORGE ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/19/2013	6-3-6	9/6/2013	312/253 #182679	DODDRIDGE

WV	TOMS FORK	LACY, RALPH ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/3/2012	6-1-8	9/21/2012	302-690 166788	DODDRIDGE
WV	TOMS FORK	LACY, RALPH ET UX	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	2/21/2013	6-1-8	9/19/2013	313/331 #183442	DODDRIDGE
WV	TOMS FORK	ROBINSON, GREGORY ET UX	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD AGREEMENT	2/3/2013	6-14-8	6/19/2013	309/583 #178281	DODDRIDGE
WV	TOMS FORK	ROBINSON, GREGORY ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/3/2013	6-14-8	6/19/2013	309/583 #178281	DODDRIDGE
WV	TOMS FORK	ROBINSON, RICHARD GARRY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/11/2013	6-14-8	6/19/2013	305/190 #171757	DODDRIDGE
WV	TOMS FORK	BARNES, DONALD	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/20/2012	6-1-10	9/21/2012	302/702 #166791	DODDRIDGE
WV	TOMS FORK	BARNES, DONALD	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	2/21/2013	6-1-10	9/6/2013	312/273 #182687	DODDRIDGE
WV	TOMS FORK	MAXWELL, ROBERT G.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/6/2013	6-3-12	12/6/2013	318/557 #188592	DODDRIDGE
WV	TOMS FORK	SWIGER, ROBERT	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/3/2013	6-8-12	6/19/2013	309/592 #178282	DODDRIDGE
WV	TOMS FORK	SWIGER, ROBERT	ANTERO MIDSTREAM LLC	ACCESS ROAD AGREEMENT	4/12/2013	6-8-12	6/19/2013	309/592 #178282	DODDRIDGE
WV	TOMS FORK	DEAN, NORMA GRACE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/4/2013	6-3-15	9/19/2013	309/550 #178275	DODDRIDGE
WV	TOMS FORK	POWELL, DENNIS ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT		3-19-10, 31,31.1,31.2,32,33			DODDRIDGE
WV	TOMS FORK	BARNES, RONALD	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/13/2012	6-1-10.3	9/21/2013	303/43 #166803	DODDRIDGE
WV	TOMS FORK	BARNES, RONALD G.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	3/14/2013	6-1-10.3	6/18/2013	309/499 #178115	DODDRIDGE
WV	TOMS FORK	YEAGER, CHARLES W. III	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/5/2013	6-11-4; 6-11-5	6/19/2013	309/519 #178271	DODDRIDGE
WV	TOMS FORK	YEAGER, CHARLES W. III	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	6/17/2013	6-11-4; 6-11-5	9/9/2013	312/314 #182763	DODDRIDGE
WV	TOMS FORK	RILL, ELWOOD & ELIZABETH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/16/2012	6-1-3 6-1-4	9/6/2013	301/610 #163923	DODDRIDGE

WV	TOMS FORK	RILL, ELWOOD & ELIZABETH	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	3/15/2013	6-1-3 6-1-4	9/6/2013	312/277 #182687	DODDRIDGE
WV	TOMS FORK	RIVERS, HOWARD J. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/17/2012	6-2-11.1	9/21/2012	302/696 #166790	DODDRIDGE
WV	TOMS FORK	RIVERS, HOWARD J. ET UX	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	2/22/2013	6-2-11.1	9/19/2013	313/341 #183445	DODDRIDGE
WV	TOMS FORK	NESLER, CHARLES E. II	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/8/2012	6-2-7 6-4-7	6/28/2012	301/593 #163919	DODDRIDGE
WV	TOMS FORK	NESLER, CHARLES E. II	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/8/2012	6-2-7 6-4-7	6/28/2012	301/593 #163919	DODDRIDGE
WV	TOMS FORK	NESLER, CHARLES E. II	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	2/19/2013	6-2-7 6-4-7	6/24/2013	305/565 #178646	DODDRIDGE
WV	TOMS FORK	GOLA, DOROTHY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/13/2013	6-3-14 6-4-22	6/19/2013	309/557 #178276	DODDRIDGE
WV	TOMS FORK	JETT, EDWARD ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/14/2013	6-3-14 6-4-22 6-3-13	6/19/2013	309/564 #178278	DODDRIDGE
WV	TOMS FORK	JETT, EDWARD ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	6/26/2013	6-3-14 6-4-22 6-3-13	9/19/2013	313/276 #183432	DODDRIDGE
WV	TOMS FORK	COGAR, LINDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/9/2012	6-3-2.2	8/23/2013	311/473 #181989	DODDRIDGE
WV	TOMS FORK	COGAR, LINDA	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	2/26/2013	6-3-2.2	8/23/2013	311/479 #181990	DODDRIDGE

WV	TOMS FORK	CLYNE, TIMOTHY R. & REBECCA	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	2/21/2013	6-3-6.1	6/19/2013	312/309 #182760	DODDRIDGE
WV	TOMS FORK	CLYNE, TIMOTHY R. & REBECCA	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	3/20/2013	6-3-6.1	6/19/2013	309/511 #178268	DODDRIDGE
WV	TOMS FORK	CLYNE, TIMOTHY & DENISE DONAHOO	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/21/2013	6-3-7.2	11/5/2013	316/595 #186364	DODDRIDGE
WV	TOMS FORK	SUTTON FARMS, LLC	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/15/2013	6-7-2.1	9/19/2013	313/237 #183426	DODDRIDGE
WV	TOMS FORK	DAVIS, DOROTHY J.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/9/2013	6-8-1.1 6-8-2	6/19/2013	309/591 #178274	DODDRIDGE
WV	VOGT	KNUDSEN, ELAINE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/13/2012	1-6-31			DODDRIDGE
wv	VOGT	COTTRILL, BRENT AND LAURA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/13/2012	1-7-20			DODDRIDGE
WV	VOGT WATER	COTTRILL, BRENT & LAURA M	ANTERO MIDSTREAM LLC	ABOVE GROUND WATER	6/13/2012	1-6-43 1-7-20	N/A	N/A	DODDRIDGE
WV	WEST UNION	CHIPPS, PERRY ET AL	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	10/15/2012	1-10-27; 1-10-26; 1 10-28	8/26/2013	311/504 #182041	DODDRIDGE
WV	WHITE OAK	SUTTON, JEREMY W. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/26/2012	3-19-39	6/28/2012	301/615 #163924	DODDRIDGE
WV	WHITE OAK	SUTTON, JEREMY W. ET UX	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	4/13/2013	3-19-39	6/19/2013	309/517 #178270	DODDRIDGE
WV	WHITE OAK	LAW, RONALD L.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	2/20/2013	6-2-1	9/6/2013	312/275 #182686	DODDRIDGE

WV	WHITE OAK	SPIKER, SUE ANN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/18/2012	6-3-1	9/21/2012	302/708 #166792	DODDRIDGE
WV	WHITE OAK	HEASTER, CHARLES ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/2/2012	8-23-1	6/3/2013	309/342 177343	DODDRIDGE
WV	WHITE OAK	GAGNON, GEORGE L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/9/2013	6-3-2	6/8/2012	301/588 #163918	DODDRIDGE
WV	WHITE OAK	GAGNON, GEORGE L.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	2/19/2013	6-3-2	9/12/2013	312/578 #183048	DODDRIDGE
WV	WHITE OAK	HOLLAND, MARY ESTATE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/24/2012	8-23-2	8/19/2013	311/201 #181740	DODDRIDGE
WV	WHITE OAK	FIFER, NANCY, TR OF THE FIFER FAMILY REV TR	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/28/2012	8-22-6	9/21/2012	303/49 #166804	DODDRIDGE
WV	WHITE OAK	LACY, RALPH ET UX	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	2/21/2013	6-1-8	9/19/2013	313/331 #183442	DODDRIDGE
WV	WHITE OAK	TURNER, GERALD ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/22/2012	8-19-8	9/21/2012	303/61 #166806	DODDRIDGE
WV	WHITE OAK	TURNER, GERALD ET UX	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	11/10/2012	8-19-8	9/4/2013	312/200 #182514	DODDRIDGE
WV	WHITE OAK	BARNES, DONALD L	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/20/2012	6-1-10	9/21/2012	302/702 #166791	DODDRIDGE
WV	WHITE OAK	BARNES, DONALD L	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	2/21/2013	6-1-10	9/6/2013	312/267 #182682	DODDRIDGE
WV	WHITE OAK	SECRIST, MARY FARR	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/6/2012	8-20-14	7/6/2012	302/129 #164845	DODDRIDGE
WV	WHITE OAK	SETH, JAMES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/22/2012	1-15-21	9/21/2012	303/23 #166799	DODDRIDGE

WV	WHITE OAK	GAIN, TEDDY L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/22/2012	1-15-27	9/21/2012	303/37 #166802	DODDRIDGE
WV	WHITE OAK	GAIN, TEDDY L.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	11/21/2012	1-15-27	9/19/2013	313/337 #183444	DODDRIDGE
WV	WHITE OAK	GAIN, TEDDY L.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	12/19/2012	1-15-27	9/11/2013	312/426 #182967	DODDRIDGE
WV	WHITE OAK	HINZMAN, CECIL A. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/14/2012	1-15-26 1-15.25.1	6/12/2012	301/556 #163907	DODDRIDGE
WV	WHITE OAK	HINZMAN, CECIL A. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/14/2012	1-15-26 1-15-25.1	6/28/2012	301/556 #163907	DODDRIDGE
WV	WHITE OAK	HINZMAN, CECIL A. ET UX	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	4/27/2012	1-15-26 1-15-25.1	6/28/2012	301/562 #163908	DODDRIDGE
WV	WHITE OAK	HINZMAN, CHRISTOPHER A. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/14/2012	1-15-26.1 1-15-2.2	6/28/2012	301/599 #163921	DODDRIDGE
WV	WHITE OAK	CUNNINGHAM, GRANT ALAN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/23/2012	1-15-29.1 1-15-29.2	6/28/2012	301/583 #163917	DODDRIDGE
WV	WHITE OAK	BARNES, RONALD G	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	3/14/2013	6-1-10.3	6/18/2013	309/499 #178115	DODDRIDGE
WV	WHITE OAK	BARNES, RONALD G.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/13/2012	6-1-10.3	9/21/2012	303/43 #166803	DODDRIDGE
WV	WHITE OAK	LAW, RONALD L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/12/2012	6-1-3 6-1-4	9/21/2012	302/696 #166790	DODDRIDGE
WV	WHITE OAK	RILL, ELWOOD ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/16/2012	6-1-3 6-1-4	6/28/2012	301/610 #163923	DODDRIDGE
WV	WHITE OAK	RILL, ELWOOD ET UX	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	3/15/2013	6-1-3 6-1-4	9/6/2013	312/277 #182687	DODDRIDGE

WV	WHITE OAK	RIVERS, HOWARD J. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/15/2012	6-2-11.1	9/21/2012	302/673 #166785	DODDRIDGE
WV	WHITE OAK	RIVERS, HOWARD J. ET UX	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	2/22/2013	6-2-11.1	9/19/2013	313/341 #183445	DODDRIDGE
WV	WHITE OAK	BLAND, ROBERT AND TIMOTHY ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/17/2012	6-2-4 6-2-4.1 6-24-2.3 6-4-1.7	9/21/2012	302-667 #166784	DODDRIDGE
WV	WHITE OAK	BLAND, ROBERT AND TIMOTHY ET AL	ANTERO MIDSTREAM LLC	ROAD ACCESS AGREEMENT	4/27/2012	6-2-4 6-2-4.1 6-24-2.3 6-4-1.7	9/19/2012	313/288 #183434	DODDRIDGE
WV	WHITE OAK	BLAND, ROBERT C. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/17/2012	6-2-4 6-2-4.1 6-24-2.3 6-4-1.7	9/21/2012	303/83 #166811	DODDRIDGE
WV	WHITE OAK	BLAND, ROBERT ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/12/2012	6-2-4 6-2-4.1 6-24-2.3 6-4-1.7	9/21/2012	302/682 #166787	DODDRIDGE
WV	WHITE OAK	BLAND, ROBERT ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	8/23/2012	6-2-4 6-2-4.1 6-24-2.3 6-4-1.7	9/21/2012	302/678 #166786	DODDRIDGE
WV	WHITE OAK	NESLER, CHARLES III	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/8/2012	6-2-7;6-4-7	6/28/2012	301/593 #163919	DODDRIDGE
WV	WHITE OAK	NESLER, CHARLES III	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	2/19/2013	6-2-7;6-4-7	6/24/2013	305/565 #178646	DODDRIDGE
WV	WHITE OAK	ADRIAN, GEORGE W. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/22/2012	6-3-1.1	7/26/2012	302/140 #164847	DODDRIDGE
WV	WHITE OAK	ADRIAN, GEORGE W. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/8/2012	6-3-1.1	7/26/2012	302/135 #164846	DODDRIDGE
WV	WHITE OAK	ADRIAN, GEORGE W. ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	3/14/2013	6-3-1.1	6/19/2013	309/508 #178267	DODDRIDGE
WV	WHITE OAK	ADRIAN, GEORGE W. ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	3/14/2013	6-3-1.1	6/19/2013	309/508 #178267	DODDRIDGE
WV	WHITE OAK	ADRIAN, GEORGE W. ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	5/8/2013	6-3-1.1	9/11/2013	312/467 #182978	DODDRIDGE
WV	WHITE OAK	MAXWELL, ROBERT G.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/26/2012	6-3-12; 6-3-12.1	6/28/2012	301/569 #163915	DODDRIDGE

WV	WHITE OAK	MAXWELL, ROBERT G.	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCES AGREEMENT	4/27/2012	6-3-12; 6-3-12.1	6/28/2012	301/565 #163909	DODDRIDGE
WV	WHITE OAK	MAXWELL, ROBERT G.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	5/2/2013	6-3-12; 6-3-12.1	6/19/2013	309/514 #178269	DODDRIDGE
WV	WHITE OAK	COGAR, LINDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/9/2012	6-3-2.2	8/23/2013	311/473 #181989	DODDRIDGE
WV	WHITE OAK	CLYNE, TIMOTHY R.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	3/20/2013	6-3-6.1 6-3-7.2	6/19/2013	309/511 #178268	DODDRIDGE
WV	WHITE OAK	CLYNE, TIMOTHY ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/27/2012	6-3-6.1; 6-3-7.2	6/28/2012	301/621 163925	DODDRIDGE
WV	WHITE OAK	CLYNE, TIMOTHY ET UX	ANTERO MIDSTREAM LLC	MODIFICATION OF THE PERMANENT EASEMENT AGREEMENT	3/20/2013	6-3-6.1; 6-3-7.2	6/19/2013	309/511 #178268	DODDRIDGE
WV	WHITE OAK	KELLEY, NORMA L.	ANTERO MIDSTREAM LLC	ROAD ACCESS AGREEMENT	4/17/2012	6-4-2.1	12/9/2013	318/641 #188828	DODDRIDGE
WV	WHITE OAK	TRAVIS, MARVIN E. ET UX	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	4/27/2012	6-4-2.5	1/9/2014	319/578 #190612	DODDRIDGE
WV	WHITE OAK	JAMES, ELAINE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/22/2012	7-1-4 7-1-5 7-1-6 7-1-7	9/21/2012	303/89 #166812	DODDRIDGE
WV	WHITE OAK	PERINE, PATRICIA A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/28/2012	8-19-22; 8-19-23; 8 19-23.3	9/21/2012	303/01 #166795	DODDRIDGE
WV	WHITE OAK	CLAY, PATSY KAY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/21/2012	8-19-23.1	9/21/2012	302/720 166794	DODDRIDGE
WV	WHITE OAK	NELSON, RUSSELL L.ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/18/2012	8-19-23.2	9/21/2012	303/10 #16797	DODDRIDGE
WV	WHITE OAK	KEY OIL COMPANY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/12/2012	8-19-7; 8-19-13; 8- 19-19	9/21/2012	303/66 #166807	DODDRIDGE
WV	WHITE OAK	DOTSON, LARRY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/27/2012	8-22-2,3,4	9/21/2012	303/73 #166808	DODDRIDGE

WV	WHITE OAK	DOTSON, LARRY	ANTERO MIDSTREAM LLC	PERMANENT ACCES S ROAD AGREEMENT	4/25/2012	8-22-2,3,4	10/25/2012	303/610 #168037	DODDRIDGE
WV	WHITE OAK	KILEY, JACQUELINE ANN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/28/2012	8-22-5.1	6/28/2012	301/628 #163926	DODDRIDGE
WV	WHITE OAK	MUMMA, CARROLL W. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/21/2012	8-22-5.2,5.6	9/21/2012	303/55 #166805	DODDRIDGE
WV	WHITE OAK	MUMMA, CARROLL W. ET UX	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	11/20/2012	8-22-5.2,5.6	9/19/2013	313/333 #183443	DODDRIDGE
WV	WHITE OAK	LOVERN, BARBARA J. TRUSTEE ET AL	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	3/28/2012	8-22-5.4	9/21/2012	303/28 #166800	DODDRIDGE
WV	WHITEHAIR	NICHOLSON, MILTON DEAN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/29/2011	6-12-30	10/24/2012	303/572 #167994	DODDRIDGE
WV	WHITEHAIR	WHITEHAIR, ELTON DALE & JUDITH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/7/2012	6-12-18 & 6-12-19	10/24/2012	303/561 #167991	DODDRIDGE
WV	WHITEHAIR	WHITEHAIR, ELTON DALE & JUDITH	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	10/11/2012	6-12-18 & 6-12-19	9/11/2013	312/403 #182959	DODDRIDGE
WV	WHITEHAIR	WHITEHAIR, ELTON DALE & JUDITH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/16/2012	6-12-18 6-12-19	4/2/2012	298/367 #161482	DODDRIDGE
WV	Whitehair Freshwater Impoundment	Costal Forest Resource Company	ANTERO MIDSTREAM LLC	SUA	3/6/2012	17-12			DODDRIDGE
WV	Whitehair Freshwater Impoundment	Elton D Whitehair & Judith Whitehair	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	8/14/2012	18-12	1/30/2012	262/636 159745	DODDRIDGE
WV	Whitehair Freshwater Impoundment	Rush Lynn Hickman & Judith Ann Hickman	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	7/16/2012	33-12	7/25/2012	302/85 164799	DODDRIDGE
WV	ZINNIA	CLARK, ROSALIE	ANTERO MIDSTREAM LLC	RIGHT-OF-WAY AGREEMENT	6/12/2013	4-4-26	3/5/2014	321/414 #194707	DODDRIDGE

WV	Milton D Nicholson	ANTERO MIDSTREAM LLC	ACCESS AGREEMENT	12/9/2011	6-12-30	1/30/2012	262/636	DODDRIDGE
WV	Clarence Sweeney	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	2/23/2012	5-12-33	3/8/2012	297/303	DODDRIDGE
WV	Randall P Hutson	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	8/8/2012	5-25-36	N/A	N/A	DODDRIDGE
WV	Freda M Hutson	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	8/8/2012	5-25-37	N/A	N/A	DODDRIDGE
WV	Kevin D Hutson	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	8/7/2012	5-25-38	N/A	N/A	DODDRIDGE
WV	Annabell Riffle and Troy Cunningham	ANTERO MIDSTREAM LLC	ACCESS AGREEMENT	6/20/2012	1-6-41	7/10/2012	271/438	DODDRIDGE
WV	Robert and Sue Cook	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	8/7/2012	5-25-59	N/A	N/A	DODDRIDGE
WV	John and Sandra Erwin	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	10/25/2012	6-19-1	11/8/2012	303/719	DODDRIDGE
WV	George and Susan Gagnon	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	9/10/2012	6-3-2	10/9/2012	303/321	DODDRIDGE
WV	George G Hamilton; Gary L Hamilton	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	6/10/2013	6-10-4	7/23/2013	310/549; 310/553	DODDRIDGE
WV	M & R investments	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	4/1/2013	8-13-5	N/A	N/A	DODDRIDGE
WV	Rendal and Sandy Dotson	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	2/6/2013	6-20-9	N/A	N/A	DODDRIDGE
WV	John and Sandra Erwin	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	8/30/2012	6-19-10	10/9/2012	303/332	DODDRIDGE
WV	Lewis and Norma Davis	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	11/7/2012	3-14-12	N/A	N/A	DODDRIDGE
WV	David and Vivian Burton	ANTERO MIDSTREAM LLC	ACCESS AGREEMENT	12/20/2012	6-15-12	2/25/2013	305/381	DODDRIDGE

WV	Vivian and David Burton	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	6/23/2011	6-15-12	8/12/2011	017/129	DODDRIDGE
WV	Delbert, Donna, and Michael Leatherman and Elizabeth Hayduk	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	1/23/2013	3-16-15	N/A	N/A	DODDRIDGE
WV	Richard E. Marsden and Wilma J. Marsden	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	4/30/2013	4-4-16	6/3/2013	309-381	DODDRIDGE
WV	David M. Hartley	ANTERO MIDSTREAM LLC	ACCESS AGREEMENT	11/14/2012	6-12-26	12/13/2012	404/846	DODDRIDGE
WV	Allen and Janet Ash	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	2/26/2013	6-20-26	N/A	N/A	DODDRIDGE
WV	Jonathan L. Davis and Louella d. Davis	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	6/12/2013	1-7-1	NA	NA	DODDRIDGE
WV	Troy D. Cunningham and Annabelle Rifle	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	7/5/2013	1-6-41	7/23/2013	310/527	DODDRIDGE
WV	Jerry Norman and Michael Norman	ANTERO MIDSTREAM LLC	ACCESS AGREEMENT	10/17/2011	1-9-16	11/8/2011	294/645	DODDRIDGE
WV	Dennis Powell and Mellie M. Powell	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	8/21/2012	3-19-31, 31.1, 31.2,32	9/6/2012	302/559	DODDRIDGE
WV	Dennis Powell and Mellie M. Powell	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	11/8/2012	3-19-31, 31.1, 31.2,32	11/30/2012	304/140	DODDRIDGE
WV	James T. Barr, Jr. and Bernice J Barr	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	10/23/2012	4-12-10,10.1	11/8/2012	304/3	DODDRIDGE
WV	Gabriele Smith aka Gariele Hoover	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	2/25/2013	4-15-16,16.1,33	3/18/2013	305/530	DODDRIDGE
WV	James and Bernice Barr	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	10/23/2012	6-12-10,10.1	11/8/2012	304/3	DODDRIDGE
WV	Jordan Swiger	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	8/28/2012	6-12-27.1	10/9/2012	303/330	DODDRIDGE

WV	Naomi and Frank Williams	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	8/22/2012	6-12-34,36,39	9/6/2012	302/563	DODDRIDGE
WV	Gary and Gayenne Crislip	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	8/22/2012	6-12-34,36,39	10/9/2012	303/340	DODDRIDGE
WV	Dorothy Davis	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	8/22/2013	6-12-34,36,39	11/8/2012	304/11	DODDRIDGE
WV	Rexall and Deborah Crislip	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	8/24/2012	6-12-34,36,39	8/24/2012	304/343	DODDRIDGE
WV	Dorothy Davis	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	10/23/2012	6-12-34,36,39	11/8/2012	303/725	DODDRIDGE
WV	Rexall Crislip	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	10/24/2012	6-12-34,36,39	11/8/2012	304/1	DODDRIDGE
WV	Frank and Naomi Williams	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	10/23/2012	6-12-34,36,39	11/8/2012	304/5	DODDRIDGE
WV	Gary and Gayenne Crislip	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	10/23/2012	6-12-34,36,39	11/8/2012	304/7	DODDRIDGE
WV	James and Sharon Devericks	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	10/27/2012	6-12-37.5	11/8/2012	303/715	DODDRIDGE
WV	Thomas Johns and Celia Arbogast	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	11/12/2012	6-12-5,5.1,40	1/16/2013	304/651	DODDRIDGE
WV	Garry R. Norton	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	2/7/2013	6-16-15; 6-19-6	3/18/2013	305/542	DODDRIDGE
WV	Allen Ash, Jr	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	1/11/2013	6-25-6.1	N/A	N/A	DODDRIDGE
WV	David and Barbara K Thompson	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	3/5/2013	McClellan District, Doddridge County(NO TM or PCL listed on Agmt)	N/A	N/A	DODDRIDGE
OH	Timothy and Julia Hall	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	1/25/2013	Section 21-31- 00426.000	N/A	500/554	GUERNSEY

WV	Nimorwicz East Water Impoundment	Tilman Lee Williams	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	4/1/2013	1-341			HARRISON
WV	Nimorwicz East Water Impoundment	Robert Nimorwicz and Dona Framento FKA Donna M Dacunha	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	4/23/2013	2-341			HARRISON
WV	Nimorwicz West Water Impoundment	Tilman Lee Williams	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	4/1/2013	1-341			HARRISON
WV	Nimorwicz West Water Impoundment	Robert Nimorwicz and Dona Framento FKA Donna M Dacunha	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	4/23/2013	2-341			HARRISON
WV	Quinn Water Impoundment	Leonard Courtney	ANTERO MIDSTREAM LLC	Access Road Aggreeement	8/3/2012	40/001&003- 383/403			HARRISON
WV	Salem to Varner West	James A. Varner Sr.	ANTERO MIDSTREAM LLC	SUA and Compensation	11/6/2012	322-18	11/19/2012	1501-499	HARRISON
WV	TOMS FORK	STOUT, PAUL ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/20/2013	20-361-1	9/19/2013	313/281 #183433	HARRISON
WV		Vickie Lynn Singleton	ANTERO MIDSTREAM LLC	ACCESS AGREEMENT	5/11/2011	14-265-96	5/13/2011	1469/1195	HARRISON
WV		Kimberly A. Male	ANTERO MIDSTREAM LLC	WATER EASEMENT	4/8/2009	7-285-49	NA	NA	HARRISON
WV		Kimberly A. Male	ANTERO MIDSTREAM LLC	ACCESS AGREEMENT	2/7/2009	7-285-51	2/18/2009	1427/943	HARRISON
WV		Rita A Walker	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	1116/2011	9-266A-2,16	11/21/2011	1480/22	HARRISON
WV		David and Debra Shrieves (G.A.L)	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	3/21/2012; 3/21/13	12-424-17	N/A	1486/537	HARRISON

WV	Janet L. Baxter	ANTERO MIDSTREAM LLC	ACCESS AGREEMENT	5/11/2011	14-265-90,91	5/13/2011	1469/1191	HARRISON
WV	Dorotha J Post	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	8/13/2012	18-242-35	N/A	N/A	HARRISON
WV	Willis Lee Mathey	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	7/26/2013	18-2708-166	NA	NA	HARRISON
WV	The City of Salem	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	11/9/2011	18-2708-98	11/21/2011	1480/28	HARRISON
WV	William J Boggs	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	7/9/2013	18-281-31	N/A	N/A	HARRISON
WV	John and Marianne Clevenger	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	7/16/2013	18-321-39	N/A	N/A	HARRISON
WV	Don and Heidi Huffman	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	7/22/2012	18-324-2	N/A	N/A	HARRISON
WV	Gregory Myers	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	8/24/2012	20-241-1	N/A	N/A	HARRISON
WV	Phyllis Smith	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	8/29/2012	20-242-2	N/A	N/A	HARRISON
WV	Nancy Powers	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	6/18/2012	20-324-19	7/3/2012	1494/645	HARRISON
WV	Nancy Powers	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	9/6/2012	20-343-14	10/4/2012	1499/317	HARRISON
WV	Kevin J Poth	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	4/12/2012	20-364-14	4/24/2012	1489/930	HARRISON
WV	Mountain Lakes, LLC	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	4/13/2012	20-364-2	N/A	N/A	HARRISON
WV	Freddie R Daugherty	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	1/22/2013	20-383-22	N/A	N/A	HARRISON

WV	James K Lightner	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	12/20/2012	20-383-24	N/A	N/A	HARRISON
WV	Robert and Patricia Bennett	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	2/4/2013	20-383-25	N/A	N/A	HARRISON
WV	Matthew and Lisa D Bowyer	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	12/17/2012	20-383-31,23	N/A	N/A	HARRISON
WV	David and Blanche Stutler	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	12/17/2012	20-383-32	N/A	N/A	HARRISON
WV	Robert Lewis	ANTERO MIDSTREAM LLC	ACCESS AGREEMENT	6/6/2012	20-383-47	6/18/2012	1493/589	HARRISON
WV	James and Ashley Heffinger	ANTERO MIDSTREAM LLC	ACCESS AGREEMENT	3/5/2013	20-403-13.2	3/20/2013	1506/1307	HARRISON
WV	Everett M and Shirley Myer	ANTERO MIDSTREAM LLC	PERMANENT WATER LINE AGREEMENT	11/19/2012	20-403-22	N/A	N/A	HARRISON
WV	Ronald Mark Hitt	ANTERO MIDSTREAM LLC	PERMANENT WATER LINE AGREEMENT	1/28/2013	20-403-30,31	2/21/2013	1502/802	HARRISON
WV	Christopher and Kimberly Turner	ANTERO MIDSTREAM LLC	PERMANENT WATER LINE AGREEMENT	1/28/2013	20-403-32	2/21/2013	1505/797	HARRISON
WV	Clara Mae and Peggy Hurst	ANTERO MIDSTREAM LLC	PERMANENT WATER LINE AGREEMENT	10/1/2012	20-403-4	N/A	N/A	HARRISON
WV	Bernard, Clara Mae, and Peggy Hurst	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	10/17/2012	20-403-4	11/19/2012	1501/530	HARRISON
WV	David and Lisa A Gaines	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	12/2/2013	20-403-4.2	N/A	N/A	HARRISON
WV	Charles N Tyree	ANTERO MIDSTREAM LLC	PERMANENT WATER LINE AGREEMENT	2/4/2013	20-404-30.1	2/21/2013	1505/800	HARRISON
WV	Ronald C Fragmin	ANTERO MIDSTREAM LLC	PERMANENT WATER LINE AGREEMENT	1/28/2013	20-404-39	2/21/2013	1505/790	HARRISON

WV		James Ivan McDonald	ANTERO MIDSTREAM LLC	PERMANENT WATER LINE AGREEMENT	1/28/2013	20-424-1; 20-424- 14	2/21/2013	1505/805	HARRISON
WV		Brenda and Michael Tuckwiller	ANTERO MIDSTREAM LLC	ACCESS AGREEMENT	3/11/2013	20-424-16	4/19/2013	1509/1060	HARRISON
WV		William M McDonald	ANTERO MIDSTREAM LLC	ACCESS AGREEMENT	1/31/2013	20-424-2	N/A	N/A	HARRISON
WV		William M McDonald	ANTERO MIDSTREAM LLC	PERMANENT WATER LINE AGREEMENT	9/30/2012	20-424-2	11/19/2012	1501/526	HARRISON
WV		James and Brenda Raines; Clarence Mutschelknaus, Patrick Deem	ANTERO MIDSTREAM LLC	WATER FACILITY AGREEMENT	1/23/2012	7-267-24.2	1/26/2012	1482/1123	HARRISON
WV		Lorrain P. Laverdierre	ANTERO MIDSTREAM LLC	ACCESS AGREEMENT	4/20/2010	7-285-3	5/6/2010	1146/1010	HARRISON
WV		Curt Myers and James E. Raines	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	11/7/2011	9-266A-5	11/21/2011	1480/25	HARRISON
WV		Donald L. Phillips and Mary V. Phillips	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	10/28/2011	9-266A-6.1	11/21/2011	1480/32	HARRISON
WV		Arthur J. Rockwell	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	7/24/2012	9-304-15	8/2/2012	1117/503	HARRISON
OH	Carpenter FWI	Wallace R & Judy A Carpenter Vol 177PG 430	ANTERO MIDSTREAM LLC	MEMORANDUM OFWELL OPERATIONS EASEMENT AND	7/6/2012	210170030000	8/20/2012	225/24 201200063235	MONROE

OH	MONROE LATERAL	KLINKENBERG, CHARLES	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	6/21/2013	21-0080140.000	3/11/2014	267/306-312 201400073986	MONROE
OH		Guy and Josephine Brown	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	10/24/2012	Jackson Twshp- Section 18-10- 015001.000; Jackson Twshp-	4/4/2013	239/437	MONROE
OH		Carson and Teresa Spence	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	1/20/2013	Section 21-20- 0170031.000	2/21/2013	236/860	MONROE
OH	East Law FWI	Myron & Cynthia Law OR 103 P 593 31-21233,000	ANTERO MIDSTREAM LLC	MEMORANDUM OF WATER IMPOUNDMENT AND COMPENSATION	4/25/2013	310021235000 310021233000			NOBLE
OH	East Law FWI	Myron & Cynthia Law & John C aw OR 138 P 593 31 21235,00	ANTERO MIDSTREAM LLC	WATER IMPOUNDMENT AND COMPENSATION AGREEMENT	4/25/2013	310021235000 310021233000			NOBLE
OH	Justice FWI	Timoth J Justice OR 94 P 673 46.92 AC 31-21275.000	ANTERO MIDSTREAM LLC	Memorandum of Well Operations Easement and Surface Use Compensation	9/12/2012	31-21275.000			NOBLE
OH	Justice FWI	Kiel & Shirley Miley OR 5 P 869 7.327 AC 31-21269.003	ANTERO MIDSTREAM LLC						NOBLE
OH	Rich FWI	Louise Annette Rich et al Vol 129 pg11 127.15 AC P.N. 31-	ANTERO MIDSTREAM LLC						NOBLE
OH	Rich FWI	Jack R & Norma R Miley Trustees SOR Vol 3 Pg 629 71.14 AC P.N. 31-	ANTERO MIDSTREAM LLC						NOBLE

OH	Rich FWI	Wayne F & Martha J Miley S: OR Vol 126 Pg 750 40 ac P.N.31-	ANTERO MIDSTREAM LLC	ACCESS ROAD AGREEMENT	8/27/2012	310021264.0000 310051214.005	NOBLE
OH	Rich FWI	Louise Annette Rich et al Vol 129 Pg 11 104.00 P.N. 31-0021349.000	ANTERO MIDSTREAM LLC				NOBLE
OH	Schroeder FWI	Anthony L & Christina A Schroeder S Deed Vol 162 PG 431	ANTERO MIDSTREAM LLC				NOBLE
OH	Schroeder FWI	Anthony L & Christina A Schroeder S: Deed Vol 162 Pg 431 76.681 AC P.N. 07- 21142.000	ANTERO MIDSTREAM LLC				NOBLE
OH	Wayne FWI	Wayne F & Martha J Miley OR 126 P 750, 31-5124.005	ANTERO MIDSTREAM LLC	Memorandum of Well Operations Easement and Surface Use Compensation	8/14/2012	310051214.005	NOBLE

OH		Michael and Judy Arnold	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	2/28/2013	Buffalo Twshp-Section 28-05- 002125.002	7/22/2013	227/746	NOBLE
OH		James Singer and Dennis F. Gerst	ANTERO MIDSTREAM LLC	STORAGE AGREEMENT	4/18/2013	Section 6-28- 2137.000	N/A	N/A	NOBLE
WV	OHIO-ANNIE	TAYLOR, MATTHEW A. AND DAWNA M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/21/2012	7-11-45	8/21/2013	292/621 #605076	PLEASANTS
WV	OHIO-ANNIE	BUTLER, ROBERT WILLIAM, & PERACCHIO- BUTLER,	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/7/2013	7-6-67	8/20/2013	292/517 #605041	PLEASANTS
WV	OHIO-ANNIE	MEES, SARAH E.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/23/2013	7-6-70	8/21/2013	292/589 #605071	PLEASANTS
WV	OHIO-ANNIE	TICE, JOHN R.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/5/2013	7-15-7	8/21/2013	292/614 #605075	PLEASANTS
WV	OHIO-ANNIE	BARTLEY, LINDSEY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/23/2013	4-8-8	8/21/2013	292/628 #605077	PLEASANTS
WV	OHIO-ANNIE	CHILDERS, TYRELL W.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/18/2012	7-6-13	8/21/2013	292/559 #605067	PLEASANTS
WV	OHIO-ANNIE	BARTLETT, LINDSEY & CAROLYN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/23/2013	4-8-18	8/20/2013	292/503 #605039	PLEASANTS
WV	OHIO-ANNIE	BARBER, DARIN J. & EDITH C.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/12/2013	7-11-27	8/20/2013	292/496 #605037	PLEASANTS
WV	OHIO-ANNIE	FINNEY, ROSANNA MARIE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/23/2012	4-5-11 4-5-12	8/21/2013	292/575 #605069	PLEASANTS
WV	OHIO-ANNIE	COLVIN, STEPHEN LEE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/18/2012	4-5-14 4-5-15 4-8-7.3	8/20/2013	292/538 #605044	PLEASANTS
WV	OHIO-ANNIE	HEARTWOOD FOREST FUND IV LIMITED	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/1/2013	4-5-2; 7-6-64 7-6-109;7-10-18A	8/21/2013	292/565 #605068	PLEASANTS
WV	OHIO-ANNIE	COLVIN, STEPHEN LEE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/5/2013	4-8-3.1	8/20/2013	292/525 #605042	PLEASANTS

WV	OHIO-ANNIE	COLVIN, STEPHEN LEE & MELISSA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/18/2012	4-8-3.1	8/20/2013	292/532 #605043	PLEASANTS
WV	OHIO-ANNIE	KAUFFMAN, ROBERT W.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/27/2012	4-8-8.3	8/21/2013	292/582 #605070	PLEASANTS
WV	OHIO-ANNIE	WESTBROOK, GREGORY A. & BRENDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/5/2013	4-8-9; 4-8-10.5 4-8-10.6	8/21/2013	292/605 #605073	PLEASANTS
WV	OHIO-ANNIE	HOLMES, ROGER Q.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/8/2013	7-11-25.9;7-11-5	8/20/2013	292/483 #605036	PLEASANTS
WV	OHIO-ANNIE	HFP, LLC	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/17/2013	7-11-28 7-11 29	8/21/2013	292/552 #605066	PLEASANTS
WV	OHIO-ANNIE	POWELL, JAMES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/18/2012	7-11-46; 7-11-47	8/21/2013	292/596 #605072	PLEASANTS
WV	OHIO-ANNIE	BEN'S RUN LAND COMPANY LIMITED PARTNERSHIP	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/20/2013	7-1-3;7-5-3; 10-7-2	8/19/2013	423/751 #75555	PLEASANTS
WV	OHIO-ANNIE	BARTRUG, MARK W. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/13/2012	7-16-11.1; 12; 23	8/20/2013	292/510 #605040	PLEASANTS
WV	Annie Water Impoundment	Annie B Haymond	ANTERO MIDSTREAM LLC	SUA and Compensation	5/-/2012	5-14			RITCHIE
WV	CHARLENE WATER	BUTCHER, FLOYD ET UX	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/1/2014	3-14-11.10			RITCHIE
WV	CHARLENE WATER	JACKSON, KENNETH ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/23/2012	3-19-9.1			RITCHIE
WV	GLASS	RICHARDS, JOHN W. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/31/2012	10-13-19	5/28/2013	321/736 #201300002518	RITCHIE

WV	GLASS	RICHARDS, JOHN W. ET UX	ANTERO MIDSTREAM LLC	ADDITIONAL LINE AGREEMENT	11/29/2012	10-13-19	5/28/2013, corrected Modification 1/31/2014	321/742 #201300002519; 324/568 #201400000550	RITCHIE
WV	GLASS	HARMS, MARY ET AL (ANTILL/ONEILL)	ANTERO MIDSTREAM LLC	PIPELINE AGREEMENT	7/19/2012	45212	9/4/2013	322/837 #201300004113	RITCHIE
WV	GLASS	HARMS, MARY ET AL (ANTILL/ONEILL)	ANTERO MIDSTREAM LLC	ADDITIONAL LINE AGREEMENT	12/14/2012	45212	1/30/2014	324/374 #201400000495	RITCHIE
WV	GLASS	ZINN, JUANITA ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT WITH VALVE SITE	4/18/2013	10-13-24	5/28/2013	321/761 #201300002523	RITCHIE
WV	GRIMM TO CAMPBELL WATER	GRIMM, BARRY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/5/2012	10-9-17			RITCHIE
WV	GRIMM TO CAMPBELL WATER	O'NEIL FAMILY TRUST	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	12/15/2012	10-14-3 10-14-3.1 10-14-10			RITCHIE
WV	Harshbarger North Water Impoundment	Timothy R O'Neil	ANTERO MIDSTREAM LLC	Access Road and Impoundment	11/5/2012	10-14			RITCHIE
WV	Harshbarger North Water Impoundment	Sharon S O'Neil	ANTERO MIDSTREAM LLC	Access Road and Impoundment	11/2/2012	10-14			RITCHIE
WV	Harshbarger North Water Impoundment	Mary Frances Harmes & Nancy Louise Antil	ANTERO MIDSTREAM LLC	Access Road and Impoundment	11/6/2012	10-14			RITCHIE
WV	Harshbarger North Water Impoundment	Romarlo LLC	ANTERO MIDSTREAM LLC	Access Road and Impoundment	11/27/2012	10-14			RITCHIE
WV	Harshbarger North Water Impoundment	Kathleen R Hooven	ANTERO MIDSTREAM LLC	Access Road and Impoundment	11/7/2012	10-14			RITCHIE
WV	Harshbarger North Water Impoundment	Karah L Loftin and Kelcie J Loftin	ANTERO MIDSTREAM LLC	Access Road and Impoundment	11/3/2012	10-14			RITCHIE
WV	Harshbarger North Water Impoundment	O'Neil Family Trust, Daniel J O'Neil, Sean T O'Neil	ANTERO MIDSTREAM LLC	Access Road and Impoundment	11/27/2012	10-14			RITCHIE
WV	Harshbarger North Water Impoundment	Jason S Harshbarger and Michelle D Harshbarger	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	12/6/2012	15-14			RITCHIE
WV	Harshbarger South Water Impoundment	Timoth R O'Neil	ANTERO MIDSTREAM LLC	Access Road and Impoundment	11/5/2012	10-14			RITCHIE

WV	Harshbarger South Water Impoundment	Sharon S O'Neil	ANTERO MIDSTREAM LLC	Access Road and Impoundment	11/2/2012	10-14			RITCHIE
WV	Harshbarger South Water Impoundment	Mary Frances Harmes & Nancy Louise Antil	ANTERO MIDSTREAM LLC	Access Road and Impoundment	11/6/2012	10-14			RITCHIE
WV	Harshbarger South Water Impoundment	Romarlo LLC	ANTERO MIDSTREAM LLC	Access Road and Impoundment	11/27/2012	10-14			RITCHIE
WV	Harshbarger South Water Impoundment	Kathleen R Hooven	ANTERO MIDSTREAM LLC	Access Road and Impoundment	11/7/2012	10-14			RITCHIE
WV	Harshbarger South Water Impoundment	Karah L Loftin and Kelcie J Loftin	ANTERO MIDSTREAM LLC	Access Road and Impoundment	11/3/2012	10-14			RITCHIE
WV	Harshbarger South Water Impoundment	O'Neil Family Trust, Daniel J O'Neil, Sean T O'Neil	ANTERO MIDSTREAM LLC	Access Road and Impoundment	11/27/2012	10-14			RITCHIE
WV	Harshbarger South Water Impoundment	Jason S Harshbarger and Michelle D Harshbarger	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	12/6/2012	15-14			RITCHIE
WV	LANGFORD	GRIMM, BARRY D.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/28/2012	10-9-17	7/23/2012	317/174 #2476	RITCHIE
WV	LANGFORD	GRIMM, BARRY D.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMETN	9/17/2012	10-9-17	5/28/2013	321/733 # 201300002517	RITCHIE
WV	LANGFORD	GRIMM, BARRY D.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	12/17/2012	10-9-17	7/23/2012	317/174 #20122476	RITCHIE
WV	LANGFORD	O'NEILL FAMILY TRUST/ANTILL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/4/2012	10-14-10, 10-14-3.1 10-14-3	6/28/2012	316/956 #2131	RITCHIE
WV	LANGFORD	LANGFORD, JACK & LINDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/21/2012	10-8-6, 10-9-4 19-9-10, 10-9-12.1,	12/28/2012	318/642 #4721	RITCHIE
WV	LANGFORD	LANGFORD, JACK & LINDA	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	12/3/2012	10-8-6, 10-9-4 19-9-10, 10-9-12.1, 10-9-12.2,	8/21/2013	322/699 #201300003939	RITCHIE

WV	LANGFORD	LANGFORD/ BERKLEY FAMILY TRUST ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	12/3/2012	10-8-6.2 3-40-25	1/30/2014	324/500 #201400000512	RITCHIE
WV	LANGFORD	LANGFORD/ BERKLEY FAMILY TRUST ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMETN	10/8/2012	10-9-1.1	12/28/2012	318/659 201200004724	RITCHIE
WV	LANGFORD	LANGFORD/ BERKLEY FAMILY TRUST ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/21/2012	10-9-1.1, 10-8-6.2, 3-40-25	12/28/2012	318/651#4723	RITCHIE
WV	LANGFORD	LANGFORD, JACK & LINDA	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMETN	10/8/2012	10-9-10 10-9-12.1 10-9-12.2	12/28/2012	318/649 #201200004722	RITCHIE
WV	LANGFORD	CAMPBELL, JOHN A. & LINDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/30/2012	10-9-10.1	9/11/2013	322/1006 #201300004222	RITCHIE
WV	LANGFORD	CAMPBELL, JOHN & LINDA	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	11/15/2012	10-9-10.1	1/30/2014	324/505 #201400000513	RITCHIE
WV	MIDDLE ISLAND CR	BISHOP, VELDA M.	ANTERO MIDSTREAM LLC	PERMANENT EAEMENT AGREEMENT	12/12/2012	3-4-35	PENDING	PENDING	RITCHIE
WV	MIDDLE ISLAND CR	BISHOP, VELDA M.	ANTERO MIDSTREAM LLC	PERMANENT EAEMENT	12/12/2012	3-4-35	3/25/2014	327/123 #201400001561	RITCHIE
WV	MIDDLE ISLAND CR	SCHRIVER, WILLIAM E.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/12/2012	3-4-36	9/4/2014	330/894 #20144670	RITCHIE
WV	MOUNTAIN	KELLY, WILLIAM PAUL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/5/2012	5-23-1	5/23/2013	321/650 #201300002467	RITCHIE
WV	MOUNTAIN	KELLY, WILLIAM PAUL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	12/1/2012	5-23-1	5/23/2013	321/657 #201300002468	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/24/2012	3-14-5	5/28/2013	321/709 #201300002508	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT	10/31/2012	3-14-5	5/28/2013	321/716 #201300002509	RITCHIE

WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT	10/31/2012	3-14-5	5/28/2013	321/716 #201300002509	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	5/4/2013	3-14-5	N/A	N/A	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	5/4/2013	3-14-5	N/A	N/A	RITCHIE
WV	MOUNTAIN	TERRELL, EDWARD LEE & JUDY M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/20/2012	3-21-10	2/21/2013	319/19 #201300000809	RITCHIE
WV	MOUNTAIN	GARNER, MICHAEL ALLAN & RUBY SUE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/5/2012	3-15-24	5/28/2013	321/745 #201300002520	RITCHIE
WV	MOUNTAIN	SCHUMACHER, PETER J. & PATRICIA J.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/5/2012	3-15-17.1	5/23/2013	321/659 #201300002469	RITCHIE
WV	MOUNTAIN	SCHUMACHER, PETER J. & PATRICIA J.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	2/12/2013	3-15-17.1	5/23/2013	321/668 #201300002471	RITCHIE
WV	MOUNTAIN	SCHUMACHER, PETER J. & PATRICIA J.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT	11/14/2013	3-15-17.1	5/23/2013	321/666 #201300002470	RITCHIE
WV	MOUNTAIN	JEWELL, MAX & LINDA S.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/6/2012	3-15-21 3-21-6	9/4/2013	322/795 #201300004108	RITCHIE
WV	MOUNTAIN	JEWELL, MAX & LINDA S.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	11/30/2012	3-15-21 3-21-6	9/4/2013	ATTACHED TO 322/795 #201300004108	RITCHIE
WV	MOUNTAIN	ALBERT, ANDREW E., III ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/18/2012	3-15-21.1; 3-21-8	5/28/2013	321/699 #201300002506	RITCHIE
WV	MOUNTAIN	ALBERT, ANDREW E., III ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/18/2012	3-15-21.1; 3-21-8	5/28/2013	321/699 #201300002506	RITCHIE
WV	MOUNTAIN	BRADLEY, RONALD M.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	2/6/2013	3-15-22.1	5/23/2013	321/676 #201300002473	RITCHIE

WV	MOUNTAIN	BRADLEY, RONALD M.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	2/6/2013	3-15-22.1	5/23/2013	321/676 #201300002473	RITCHIE
WV	MOUNTAIN	BRADLEY, RONALD M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/17/2012	3-15-22.1; 3-15-22	5/23/2013	321/670 #201300002472	RITCHIE
WV	OHIO-ANNIE	LAMB, EMMA ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/7/2012	3-8-1	8/21/2012	322/690 #201300003938	RITCHIE
WV	OHIO-ANNIE	KUHENBEAKER, CLARENCE & PAMELA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/26/2012	3-8-4	8/21/2013	322/661 #201300003934	RITCHIE
WV	OHIO-ANNIE	HAYMOND, ANNIE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/4/2013	3-14-5	8/21/2013	322/682 #201300003937	RITCHIE
WV	OHIO-ANNIE	KIRK, TROY C. & JOZETTA CAROL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/29/2012	3-18-18.2	8/21/2013	322/668 #201300003935	RITCHIE
WV	OHIO-ANNIE	MCCULLOUGH, TED A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/7/2012	3-8-1.3	8/21/2013	322/675	RITCHIE
WV	PRIMM WEST	COTTRILL, JUNIOR GARY ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/3/2013	3-36-11	1/30/2014	324/552 #201400000548	RITCHIE
WV	PRIMM WEST	COTTRILL, GARY W.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT & PERMANENT ACCESS ROAD	4/23/2013	3-36-11.5	2/24/2014	326/110 #201400000946	RITCHIE
WV	PRIMM WEST	TAYLOR, BRIAN ET AL	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT & ACCESS ROAD	4/23/2013	3-36-15 3-36-29	N/A	N/A	RITCHIE
WV	PRIMM WEST	MCATEE, CAROL ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/20/2013	3-36-20	4/2/2014	327/391 #201400001726	RITCHIE
WV	PRIMM WEST	COTTRILL, JUNIOR GARY ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/6/2013	3-36-21 3-26-11	1/30/2014	324/361 #201400000493	RITCHIE

WV	PRIMM WEST	JETT, JEFFERY L. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/9/2013	3-36-21.1	1/30/2014	324/341 #201400000490	RITCHIE
WV	PRIMM WEST	RICHARDS, TERRY LEE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/15/2013	3-36-30	9/4/2014	330/882 #20144968	RITCHIE
WV	PRIMM WEST	PUGH, ROBERT F. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/2/2013	3-36-31 3-40-10.1	1/30/2014	324/334 #201400000489	RITCHIE
WV	PRIMM WEST	HALL, RUTH (LE) ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/30/2013	3-36-32 3-36-33 3-36-19	1/30/2014	324/367 #201400000494	RITCHIE
WV	PRIMM WEST	COTTRILL, FAITH E. (aka BEE)	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/11/2013	3-36-8.2	2/24/2014	326/117 #201400000947	RITCHIE
WV	PRIMM WEST	HILVERS, PAUL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT & ACCESS ROAD AGREEMENT	4/3/2013	3-36-9	1/30/2014	324/348 #201400000491	RITCHIE
WV	PRIMM WEST	MORRIS, I.L. (IKE)	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	4/24/2013	3-37-1	PENDING	PENDING	RITCHIE
WV	PRIMM WEST	DODD, RONALD R. ET AL	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT	4/10/2013	3-37-2	N/A	N/A	RITCHIE
WV	PRIMM WEST	MACKAY, JACK D. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/3/2013	3-37-3 3-37-3.2 3-37.10	1/30/2014	324/469 #201400000507	RITCHIE
WV	PRIMM WEST	MACKAY, JACK D. ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF EASEMENT	8/7/2013	3-37-3 3-37-3.2 3-37.10	1/30/2014	324/528 #201400000520	RITCHIE
WV	PRIMM WEST	JETT, JEFFERY L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/14/2013	3-37-4	1/30/2014	324/354 #201400000492	RITCHIE
WV	PRIMM WEST	WILLIAMS, EDWIN G.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/19/2013	3-37-5	1/30/2014	324/328 #201400000488	RITCHIE
WV	PRIMM WEST	WILLIAMS, ROGER D. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/11/2013	3-37-5.2	1/30/2014	324/463 #201400000506	RITCHIE

WV	PRIMM WEST	SIMMONS, MARY AGNESS WILLIAMS (LE) ET AL	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	3/12/2013	3-37-7	N/A	N/A	RITCHIE
WV	SNIDER	HAYMOND, ANNIE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/24/2012	3-14-5	5/28/2013	321/709 #201300002508	RITCHIE
WV	SNIDER	HAYMOND, ANNIE	ANTERO MIDSTREAM LLC	MODIFICATION OF PIPELINE EASEMENT	10/13/2012	3-14-5	5/28/2013	321/716 #201300002509	RITCHIE
WV	SNIDER	HAYMOND, ANNIE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/4/2013	3-14-5	8/21/2013	322/682 3201300003937	RITCHIE
WV	SNIDER	KUHENBEAKER, CLARENCE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/26/2012	3-18-18.2	8/21/2013	322/661 #201300003934	RITCHIE
WV	SNIDER	MCCULLOUGH, JULIA ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/7/2012	3-8-1.3	8/21/2013	322/690 #201300003938	RITCHIE
WV	SNIDER	MCCULLOUGH, TED	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/7/2012	3-8-1.3	8/21/2013	322/675 #201300003936	RITCHIE
WV	SNIDER	KIRK, TROY C. & JOZETTA C.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/29/2012	3-8-18.2	8/21/2013	322/668 #201300003935	RITCHIE
WV	SUA	GOFF, WILLIAM N.	ANTERO MIDSTREAM LLC	GROUND LEASE	6/1/2012 EXTENDED UNTIL9/20/20 16	3-25-13			RITCHIE
WV	SUA	CAMPBELL, JOHN A. & LINDA J.	ANTERO MIDSTREAM LLC	SURFACE USE AGREEMENT	1/6/2012	10-13-28.3			RITCHIE
WV	SUA	CAMPBELL, JOHN A. & LINDA J.	ANTERO MIDSTREAM LLC	SURFACE USE AGREEMENT	1/6/2012	10-19-4.1			RITCHIE
WV	WALNUT WEST	WAGGONER, EDDY D. ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	11/3/2012	3-13-19; 3-13-20; 3 13-21	9/24/2013	323/17 #201300004413	RITCHIE
WV	WHITE OAK	KEHRER, ALBERT ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/30/2012	10-9-6	10/24/2012	318/164 #201200003761	RITCHIE
WV	WHITE OAK	KEHRER, ALBERT ET UX	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	4/23/2012	10-9-6	1/30/2014	324/511 #201400000515	RITCHIE

WV	WHITE OAK	GRIMM, BARRY D.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	9/17/2012	10-9-17	5/28/2013	321/733 #201300002517	RITCHIE
WV	WHITE OAK	GRIMM, BARRY D.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	9/17/2012	10-9-17	12/20/2012	318/591 #201200004621	RITCHIE
WV	WHITE OAK	GRIMM, BARRY D.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/5/2012	10-9-17	2/7/2013	318/962 320130000053	RITCHIE
WV	WHITE OAK	GRIMM, BARRY D.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT. 16" ABOVE GROUND WATER LINE	10/5/2012	10-9-17	2/7/2013	318/962 320130000053	RITCHIE
WV	WHITE OAK	GRIMM, BARRY D.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMETN	9/17/2012	10-9-17	5/28/2013	321/733 # 201300002517	RITCHIE
WV	WHITE OAK	CONSTABLE, FRED ET AL	ANTERO MIDSTREAM LLC	TEMPORAREY ROAD ACCSS EASEMENT AGREEMENT	7/18/2012	10-9-28	N/A	N/A	RITCHIE
WV	WHITE OAK	BERKLEY, JUNE TRUSTEE ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	4/23/2012	10-9-1 10-9-1.1 10-9-1.2	1/30/2014	324/518 #201400000517	RITCHIE
WV	WHITE OAK	BERKLEY, JUNE TRUSTEE ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT (WATER)	12/3/2012	10-9-1 10-9-1.1 10-9-1.2	12/28/2012	318/651 #201200004723	RITCHIE
WV	WHITE OAK	BERKLEY, JUNE TRUSTEE, ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/30/2012	10-9-1 10-9-1.1 10-9-1.2	10/24/2012	318/155 #201200003760	RITCHIE
WV	WHITE OAK	BERKLEY, JUNE TRUSTEE ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	1/18/2013	10-9-1.1	1/30/2014	324/299 #201400000483	RITCHIE
WV	WHITE OAK	LANGFORD/ BERKLEY FAMILY TRUST ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/21/2012	10-9-1.1, 10-8-6.2, 3-40-25	12/28/2012	318/651 #201200004723	RITCHIE
WV	WHITE OAK	LANGFORD, JACK & LINDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/30/2012	10-9-3 10-9-4 10-9-10	10/24/2012	318/149 #201200003759	RITCHIE
WV	WHITE OAK	LANGFORD, JACK & LINDA	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT	4/23/2012	10-9-3 10-9-4 10-9-10	1/30/2014	324/514 #201400000516	RITCHIE

WV	WHITE OAK	LANGFORD, JACK & LINDA	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	12/3/2012	10-9-3 10-9-4 10-9-10	8/21/2013	322/699 #201300003939	RITCHIE
WV		Lilburn C Wilburn and Jessie G. Wilburn	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	3/28/2013	10-19-30	NA	NA	RITCHIE
WV		Annie Haymond and Eddie Landrum	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	9/24/2012	3-14-5	N/A	N/A	RITCHIE
WV		Sharon S. O'Neill; Romarlo LLC; Timothy O'Neill; Karah and Kelcie	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	1/19/2013; 1/14/2013; 1/11/13; 1/7/13; 1/9/13 ;	10-13-23	2/20/2013	318/1067; 318/1072; 318/1068;318/1073; 318/1076; 318/1085;318/1082;	RITCHIE
WV		Andrew and Yolanda Wiliamson	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	8/12/2012	10-14-3.2	10/29/2012	259/225	RITCHIE
WV		Andrew and Yolanda Williamson	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	8/23/12	10-14-3.2	10/9/2012	258/924	RITCHIE
WV		Tracy and Stephanie Knight	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	10/10/2012	10-14-3.3	N/A	N/A	RITCHIE
WV		Sleepy Hollow Hunting Club	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	3/4/2013	10-19-9,10,12.1, 12.2, 12.3,12.4,12.5,12. 6	NA	NA	RITCHIE
WV		Ritchie County Cooperative Marketing Association	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	2/8/2013	3-34-31	4/2/2013	319/328	RITCHIE
WV		City of Pennsboro	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	6/4/2013	Pennsboro Water Reservoir (TM/P not listed on agmt)	N/A	N/A	RITCHIE
WV	MOUNTAIN	MCCULLOUGH, GARY I.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	2/16/2013	3-15-23; 3-15-27; 1 21-1; 3-15-28; 3-21 22; 3-15-29	1/30/2014	324/523 #201400000518	RITCHIE AND TYLER
WV	MOUNTAIN	MCCULLOUGH, GARY I.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/4/2012	3-15-27; 1-21-1; 3- 15-28; 3-21-22; 3- 15-29	2/19/2013	408/541 #68565	RITCHIE AND TYLER
WV	MOUNTAIN	MCCULLOUGH, GARY I.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	12/17/2012	3-15-27; 1-21-1; 3- 15-28; 3-21-22; 3- 15-29	2/19/2013	408/549 #68567	RITCHIE AND TYLER

WV		Regina Rager, James and Loreli Hart	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	9/27/2010	Taylor county 5-2- 1.1	10/20/2010	60/28	TAYLOR
WV	HARTLEY	HARTLEY, DAVID M	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	5/13/2013	6-12-21; 6-12-23; 6 12-27	8/21/2013	424/52 #76615	TYLER
WV	Heflin Water Impoundment	James D Cavezza & Virginia Catherine Cavezza	ANTERO MIDSTREAM LLC	SUA and Compensation	9/27/2012	32-11			TYLER
WV	MIDDLE ISLAND CR	SCOTT ROGER L. & DONNA J.	ANTERO MIDSTREAM LLC	PERMAMENT EASEMENT AGREEMENT	12/7/2012	3-9-19	3/25/2014	327/65 #201400001553	TYLER
WV	MOUNTAIN	HAMMETT, SAMUEL C. & SHERRI L. ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	12/1/2012	1-21-4	2/19/2013	408/559 #68569	TYLER
WV	OHIO-ANNIE	CURRY, ROGER & DAVID BELCHER	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/10/2012	6-12-1	8/19/2013	423/713 #76549	TYLER
WV	OHIO-ANNIE	BEN'S RUN LAND COMPANY LIMITED PARTNERSHIP	ANTERO MIDSTREAM LLC	WATER WITHDRAWAL AGREEMENT	3/20/2013	10-7-2	11/26/2013	432/292 #80779	TYLER
WV	OHIO-ANNIE	MARKLE, TERRY ALLEN ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/13/2012	6-15-3	8/19/2013	423/737 #76553	TYLER
WV	OHIO-ANNIE	RITCHIE PETROLEUM CORPORATION INC.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/8/2013	6-13-22	8/19/2013	423/763 #76556	TYLER
WV	OHIO-ANNIE	SHEPHERD, JASON F.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	2/27/2013	6-13-24	8/21/2013	424/40 #76612	TYLER
WV	OHIO-ANNIE	HARTLEY, DAVID M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/21/2013	6-12-14; 6-12-15, 6-12-16-, 6-12-17, 6-12-18, 6-12-19, 6 12-21, 6-12-22, 6-	8/21/2013	424/57 #76616	TYLER
WV	OHIO-ANNIE	HARPER, MATTHEW & SHAUNA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/15/2012	6-13-14; 6-13-15	8/21/2013	424/43 #76613	TYLER
WV	OHIO-ANNIE	HARPER, MATTHEW & SHAUNA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT/ VALVE SITE	3/1/2013	6-13-14; 6-13-16	8/21/2013	424/50 #76614	TYLER

WV	OHIO-ANNIE	SHEPHERD, DANIEL MARK & BRENDA J.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/27/2013	6-13-24.3	8/21/2013	424/19 #76609	TYLER
WV	OHIO-ANNIE	SHEPHERD, JASON F.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/27/2013	6-13-24; 6-14-24.2	8/21/2013	424/33 #76611	TYLER
WV	OHIO-ANNIE	SHEPHERD, JASON F.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/8/2013	6-13-24; 6-14-24.2	8/21/2013	424/40 #76612	TYLER
WV	OHIO-ANNIE	COLLINS, LILA & NEAL A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/1/2012	6-15-4.1	8/19/2013	423/730 #76552	TYLER
WV	SNIDER	MARKLE, TERRY ALLEN ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/13/2012	6-15-3	8/19/2013	423/737 #76553	TYLER
WV	SNIDER	COLLINS, NEAL A. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/1/2012	6-15-4.1	8/19/2013	423/730 #76552	TYLER
WV	SNIDER	JONES, HATTIE MARKLE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/6/2012	6-15-5 6-15-7	8/19/2013	423/723 #76551	TYLER
WV		Gary and Rella Dawson	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	11/13/2012	1-15-1	12/13/2012	404/842	TYLER
WV	MOUNTAIN	HAMMETT, SAMUEL C. & SHERRI L. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/2/2012	1-21-4 3-5-25 3-8-2.1 5-17-5	2/19/2013	408/551 #68568	TYLER AND DODDRIDGE
WV	MOUNTAIN	HAMMETT, SAMUEL C. & SHERRI L. ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	12/1/2012	1-21-4 3-5-25 3-8-2.1 5-17-5	2/19/2013	408/559 #68569	TYLER AND DODDRIDGE
WV	WHITE OAK	CUNNINGHAM, NAOMI	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	4/12/2012	7-4-1 1-15-29; 1-15-31; 10-9-9	7/23/2012	317/167 #201200002475	TYLER, RITCHIE & DODDRIDGE
WV		Larry Alderman	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	7/20/2012	4H-18	8/2/2012	506/451	UPSHUR
OH		Lewis F. Grimes	ANTERO MIDSTREAM LLC	WATER WITHDRAWL AGREEMENT	11/15/2012	Grandview Twshp- Section 18-15- 57020.000; Grandview Twshp-	4/15/2013	543/2193	WASHINGTON

PA	ROBINSON	MOLEK A. RANDALL	ANTERO MIDSTREAM LLC	WATER IMPOUNDMENT	3/11/2012	700-001-00-00- 0016-00 320-012-00-00- 0011-00	6/4/2012	201216256	WASHINGTON
WV		Frederick, Lonnie and Gregory Doerfler	ANTERO MIDSTREAM LLC	WATER EASEMENT AGREEMENT	4/30/2013	PA-West Pike Run Twshp- 700004000000080 0	N/A	N/A	WASHINGTON
OH	BARNESVILLE LINE	SMEAL, ROBERT	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/22/2013	37-0000214.000	3/19/2014	269/433 #201400074329	BELMONT
OH	BARNESVILLE LINE	GROVES, JUDY ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	10/11/2013	37-0000330.000			BELMONT
OH	BARNESVILLE LINE	SCHNEGG, ROGER	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	11/16/2013	37-0000355.000 37-0000395.003 37-0001288.000			BELMONT
OH	BARNESVILLE LINE	WILCOX, HELEN	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	11/21/2013	37-0000358.000			BELMONT
OH	BARNESVILLE LINE	INHERST, FLOYD	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/27/2013	37-0000377.000	3/21/2014	466/39 #201400004696	BELMONT
OH	BARNESVILLE LINE	PHILLIPS, DANIEL ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	11/1/2013	37-0000395.000			BELMONT
OH	BARNESVILLE LINE	KETTLEWELL, HARRY ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	10/12/2013	37-0000409.000			BELMONT
OH	BARNESVILLE LINE	GROVES, JUDY ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/11/2013	37-0000446.000	3/24/2014	465/130 #201400004474	BELMONT
OH	BARNESVILLE LINE	DAWSON, JAMES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/27/2013	37-0000458.000 37-0000459.000	3/21/2014	466/31-38 #201400004695	BELMONT
OH	BARNESVILLE LINE	MILLER, WESLEY ET AL	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	9/26/2013	37-0000461.000			BELMONT
OH	BARNESVILLE LINE	TROYER, RUBEN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/23/2013	37-0000530.007	3/21/2014	466/47 #201400004697	BELMONT
OH	BARNESVILLE LINE	TIMMONS, CHARLES ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	12/5/2013	37-0000598.000			BELMONT
OH	BARNESVILLE LINE	PERKINS, ERIC ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/29/2013	37-0000642.000	3/18/2014	465/113 # 201400004472	BELMONT

OH	BARNESVILLE LINE	CHAPPELL, GEORGE ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/10/2013	37-0001194.000	3/18/2014	465/146 #201400004476	BELMONT
OH	BARNESVILLE LINE	JOHNSON, FREDERICK, TRUSTEE	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	11/21/2013	37-0001302.001			BELMONT
OH	BARNESVILLE LINE	MILLER, RICHARD ET AL	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	9/26/2013	37-00404.000 37-00403.000 37-00211.000			BELMONT
OH	BARNESVILLE LINE	MILLER, RICHARD	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/26/2013	37-00462.000	3/14/2014	465/138-145 #201400004475	BELMONT
OH	Hothem 3	Hothem Family Properties	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation Agmt FW 3	6/19/2014	37-00365.000 37- 00364.000			BELMONT
OH		Hothem Family Properties	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation Agmt FW 3	5/23/2014	Section 30 37- 00365/37-00364	7/8/2014	278/796-797	BELMONT
WV	Bonnell to Swisher	Laura Hurst Nestor	ANTERO MIDSTREAM LLC	Temp Above Ground WL AG	12/13/2013	12-7			DODDRIDGE
WV	Bonnell to Swisher	Dennis and Laura Cottrill	ANTERO MIDSTREAM LLC	Temp Above Ground WL AG	12/13/2013	13-2	NA	NA	DODDRIDGE
WV	BONNELL TO WOLF PEN	DAVIS, DOROTHY ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/10/2013	6-4-38			DODDRIDGE
WV	BONNELL TO WOLF PEN	COMSTOCK/SILV ESTRE TRUSTS	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/18/2013 4/26/2013	6-8-39			DODDRIDGE
WV	BONNELL TO WOLF PEN	DEVOL, NORMAN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/27/2013	6-8-41			DODDRIDGE
WV	BONNELL TO WOLF PEN	BOW, CHARLES T.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/26/2013	6-12-2			DODDRIDGE
WV	BONNELL TO WOLF PEN	KEPLINGER, DALE AND MELISSA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/27/2013	6-8-17			DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	CUTRIGHT, EDWARD ET AL	ANTERO MIDSTREAM LLC	RATIFACATION AND CONFIRMATION OF AGREEMENTS	11/9/2013	3-9-31	1/2/2014	319/423 #190099	DODDRIDGE

WV	CANTON CONNECTOR AND CANTON WATER	MCMILLAN, ETHYLN ET AL	ANTERO MIDSTREAM LLC	BELOW GROUND WATER LINE	7/9/2013	3-6-26.9	2/19/2014	321/56 #193757	DODDRIDGE
WV	CANTON CONNECTOR AND CANTON WATER	MCMILLAN, BRIAN ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	7/10/2013	3-9-2.2	2/19/2014	321/66 #193759	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	CRESSMAN, ERIC ARNOLD	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	8/28/2013	3-2-5	2/19/2014	321/70 #193760	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	DOAK, KENNETH WANYNE & KAREN HALL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	8/6/2013	3-2-9	2/19/2014	321/33#193749	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	LUCAS, ROGER J. & CARRI	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	7/10/2013	3-2-4.1	9/6/2013	312/269 #182683	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	MOORE, FOREST C. AND BRENDA L.	ANTERO MIDSTREAM LLC	OPTION FOR EASEMENT	7/21/2013	5-20-13.1	10/25/2013	429/765 #796645	DODDRIDGE
WV	CANTON SOUTH AND CANTON WATER	MOORE, FOREST C. AND BRENDA L.	ANTERO MIDSTREAM LLC	PARMANET EASEMENT AGREEMENT	7/21/2013	5-20-13.1	10/25/2013	429/765 #796645	DODDRIDGE
WV	CANTON WATER	JUDITH A. NOLL	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	10/1/2013	3-13-28	N/A	N/A	DODDRIDGE
WV	CANTON WATER	BAKER, MARTY ET AL	ANTERO MIDSTREAM LLC	TEMPORARY EASEMENT AGREEMENT	7/7/2014	3-2-2	N/A	N/A	DODDRIDGE
WV	CANTON WATER	BLAND, ROBERT ET UX	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS AGREEMENT	10/28/2013	6-2-2	N/A	N/A	DODDRIDGE
WV	CANTON WATER	HAUG, ROBERT ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/9/2013	8-9-2	8/7/2014	332/339 #206962	DODDRIDGE
WV	CANTON WATER	MILLER, DOUG ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/18/2013	8-9-3	12/6/2013	318/564 #188593	DODDRIDGE
WV	CANTON WATER	HAMILTON, GARY L.	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE AGREEMENT	11/8/2013	5-10-4	N/A	N/A	DODDRIDGE
WV	CANTON WATER	MOORE, DWIGHT ET UX	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE AGREEMENT	9/1/2013	8-9-6	N/A	N/A	DODDRIDGE

WV	CANTON WATER	HAYDUK, ELIZABETH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT FOR HWY CROSSING	9/6/2013	3-16-15	8/18/2014	332/511 #207904	DODDRIDGE
WV	CANTON WATER	LEATHERMAN, DELBERT E.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/6/2013	3-16-15	8/18/2014	332/511 #207904	DODDRIDGE
WV	CANTON WATER	LEATHERMAN, DONNA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT FOR HWY CROSSING	9/6/2013	3-16-15	8/18/2014	332/511 #207904	DODDRIDGE
WV	CANTON WATER	LEATHERMAN, MICHAEL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT FOR HWY CROSSING	9/6/2013	3-16-15	8/18/2014	332/511 #207904	DODDRIDGE
WV	CANTON WATER	SULLIVAN, J NELSON ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/9/2013	3-17-17	1/2/2014	319/443 #190108	DODDRIDGE
WV	CANTON WATER	PENNINGTON, DEAN & MARTHA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/30/2013	3-16-21	PENDING	PENDING	DODDRIDGE
WV	CANTON WATER	FRASHURE, CLYDE RYAN JR	ANTERO MIDSTREAM LLC	PERMANENT AGREEMENT	9/12/2013	3-16-1 3-16-4	1/2/2014	319/408 #190093	DODDRIDGE
WV	CANTON WATER	FRASHURE, CLYDE RYAN JR	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	10/3/2013	3-16-1 3-16-4	N/A	N/A	DODDRIDGE
WV	CANTON WATER	FRASHURE, CLYDE RYLAN, JR.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	3/15/2013	3-16-4 3-16-1	9/12/2013	312/581 #183049	DODDRIDGE
WV	CANTON WATER	CHESTNUT GROVE CHRISTIAN CHURCH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/2/2013	3-5-30 3-5-30.1	8/19/2013	311/213 #181742	DODDRIDGE
WV	CANTON WATER	JORDAN FAMILY TRUST	ANTERO MIDSTREAM LLC	VALVE SITE	3/28/2013	3-5-7; 3-5-8	9/9/2013	312/319 #182764	DODDRIDGE
WV	CANTON WATER	STANLEY, TOBEY	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	10/1/2013	3-6-18.1	N/A	N/A	DODDRIDGE
WV	CANTON WATER	YERKEY, RONALD	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	10/10/2013	3-9-3 3-9-4 3-9-19 3-9-9	N/A	N/A	DODDRIDGE

WV	CANTON WATER	RILL, ELWOOD & ELIZABETH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/31/2013	6-1-3 6-1-4	PENDING	PENDING	DODDRIDGE
WV	DIANE DAVIS	DAVIS, JONATHAN L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/22/2013	1-7-1	9/12/2013	312/523 #183040	DODDRIDGE
WV	ERWIN HILLTOP	FLUHARTY, MICHAEL D., ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/25/2013	6-15-1	4/10/2012	299/61 161259	DODDRIDGE
WV	ERWIN HILLTOP	CONRAD, ROBERT G. ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	6/24/2013	6-15-13.2	9/17/2013	313/7 #183232	DODDRIDGE
WV	HWY 50 CROSSING	LAW, RONALD L.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS	9/27/2013	6-2-1	N/A	N/A	DODDRIDGE
WV	HWY 50 CROSSING	RACE, FRANK W., ET UX	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	8/22/2013	8-13-18	N/A	N/A	DODDRIDGE
WV	HWY 50 CROSSING	RILL, ELWOOD P., ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/31/2013	6-1-3 6-1-4	10/2/2014	336/89 #212302	DODDRIDGE
WV	HWY 50 CROSSING	BALLENGER, JAMES M., ET UX	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	10/22/2013	8-16-5 8-16-6 8-17-2 8-17-2.1	N/A	N/A	DODDRIDGE
WV	HWY 50 XING	LAW, RONALD	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/8/2013	6-2-1	2/19/2014	321/161 #193872	DODDRIDGE
WV	HWY 50 XING	COTTRILL, TIMOTHY ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/24/2013	8-13-15	2/26/2014	321/250	DODDRIDGE
WV	HWY 50 XING	WASMER, SEAN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/14/2013	8-13-17	PENDING	PENDING	DODDRIDGE
WV	HWY 50 XING	HALL DRILLING, LLC	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/12/2013	8-13-16.3	10/2/2014	336/70 #212299	DODDRIDGE
WV	HWY 50 XING	WASMER, RODNEY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/14/2013	8-13-16.5	PENDING	PENDING	DODDRIDGE
WV	HWY 50 X-ING	LEATHERMAN, MICHAEL ET AL	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	12/11/2013	3-16-15	N/A	N/A	DODDRIDGE

WV	HWY 50 X-ING	LEATHERMAN, MICHAEL ET AL	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE AGREEMENT	12/11/2013	3-16-15	N/A	N/A	DODDRIDGE
WV	HWY 50 X-ING	BLAND, JAMES ET AL	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE AGREEMENT	12/13/2013	3-16-15.2	N/A	N/A	DODDRIDGE
WV	HWY 50 XING CANTON WATER	LEATHERMAN, DELBERT E. & DONNA M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/6/2013	3-16-15	8/18/2014	332/511 #207904	DODDRIDGE
WV	HWY 50 XING CANTON WATER	LEATHERMAN, DELBERT E. & DONNA M.	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	8/19/2014	3-16-15			DODDRIDGE
WV	HWY 50 XING CANTON WATER	WALLS, TERRY ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/6/2013	8-9-4.1	12/9/2013	318/634 #188824	DODDRIDGE
WV	HWY CROSSING	BOWYER, DAVID	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/11/2013	3-16-14			DODDRIDGE
WV	HWY CROSSING	BOWYER, DAVID	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	9/11/2013	3-16-14	N/A	N/A	DODDRIDGE
WV	HWY CROSSING	JETT, GLORIA J.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/26/2013	3-16-19	OPTION ONLY	OPTION ONLY	DODDRIDGE
WV	HWY CROSSING	STRICKLING, JOHN P., ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT FOR	9/16/2013	8-13-16.1	10/2/2014	336/78 #212300	DODDRIDGE
WV	JON DAVIS	COTTRILL, BRENT SCOTT & LAURA MARIE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/13/2012	1-7-20 (1-6-43)	9/11/2013	312/419 #182965	DODDRIDGE
WV	JON DAVIS	COTTRILL, BRENT SCOTT & LAURA MARIE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/28/2012	1-7-20 (1-6-43)	2/8/2013	305/111 #171726	DODDRIDGE
WV	Lemley Water Impoundment	HFP LLC	ANTERO MIDSTREAM LLC	SUA and Compensation	1/16/2014	5-13			DODDRIDGE
WV	Lemley Water Impoundment	Mt Salem Revival Grounds	ANTERO MIDSTREAM LLC	Water Impoundment Agreement	10/15/2013	10 -13 10.1-13	12/5/2013	318/452 188519	DODDRIDGE
WV	Lemley Water Impoundment	Jefferey D Hill, Craig A Hill, and Phillip N Hill	ANTERO MIDSTREAM LLC	SUA and Compensation	10/2/2013	11/11.2-13/11.3- 13/35-13	12/5/2013	318/444 188516	DODDRIDGE

WV	Lemley Water Impoundment	Brian D Lemley/Rick A Lemaster & Christy	ANTERO MIDSTREAM LLC	SUA and Compensation	11/12/2013	11/11.2-13/11.3- 13/35-13	1/23/2014	320/99 191544	DODDRIDGE
WV	M.I.C TO NALLEY	FOSTER, YVONNE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/15/2014	3-5-3			DODDRIDGE
WV	MCGILL	MOORE, DARRELL A.	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	11/19/2013	1-10-20	N/A	N/A	DODDRIDGE
WV	MCGILL	MOORE, DARRELL A.	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	11/19/2013	1-10-20			DODDRIDGE
WV	MCGILL	LEWIS, ALBERT LAYTON	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	12/6/2013	1-10-18.1	N/A	N/A	DODDRIDGE
WV	MCGILL	LEWIS, ALBERT LAYTON	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	12/6/2013	1-10-18.1			DODDRIDGE
WV	MCGILL TO DOTSON HOLLAND	DOTSON, ALLEN ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/29/2013	1-9-23			DODDRIDGE
WV	MIDPT TO GARRY	BURTON, VIVIAN E.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	7/22/2013	6-15-12	4/10/2012	298/687 #161754	DODDRIDGE
WV	MIDPT TO GARRY	FRONC, JACEK	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE AGREEMENT	10/10/2013	6-15-2.1	N/A	N/A	DODDRIDGE
WV	MOORE CANTON TO MELODY	LORKOVICH, LEONA ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/10/20132	3-5-2			DODDRIDGE
WV	MOORE CANTON TO MELODY	COSTILOW, CHARLRES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/29/2013	3-5-6			DODDRIDGE
WV	MOORE CANTON TO MELODY	JORDAN FAMILY PARTNERSHIP	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/30/2013	3-5-7 3-5-8 3-5-15			DODDRIDGE
WV	MORRIS	HILL, JAMES ET UX	ANTERO MIDSTREAM LLC	PERMANENT AGREEMENT	11/22/2011	3-10-15 3-10-9	12/21/2011	295-263 #158687	DODDRIDGE
WV	MOUNTAIN	COTRILL, WILLIAM FINLEY, JR.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE	10/27/2013	1-6-1	N/A	N/A	DODDRIDGE

WV	NORTH CANTON CONNECTOR	YEATER, REXALL WAYNE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT	8/24/2013	5-12-35	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	WEBB, STANLEY R, ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/16/2013	1-15-2	1/9/2014	319/570 #190612	DODDRIDGE
WV	PRIMM WEST	WEBB, JOSEPH E., ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	10/17/2013	1-15-3	PENDING	PENDING	DODDRIDGE
WV	PRIMM WEST	BRITTON, ROBERT L., ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/2/2013	1-11-11	10/2/2014	336/62 #212298	DODDRIDGE
WV	PRIMM WEST	PRIMM, LOREN AND RUTH	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	12/17/2013	1-15-17	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	PRIMM, OLIN ET UX	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	7/31/2013	1-12-3 1-12-17 1-12-30	9/19/2013	313/225 #183423	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, ROBERT C.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/3/2013	1-15-6 1-15-6.4	1/9/2014	319/586 #190616	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, ROBERT C.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/10/2013	1-15-6.4	PENDING	PENDING	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, ROBERT C.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	10/10/2013	1-15-6.4	10/2/2014	336/49 #212296	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, ROBERT C	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/3/2013	1-15-6.4 1-12-36 1-12-37	PENDING	PENDING	DODDRIDGE
WV	RICHARDS WATER LINE	PENNINGTON, DEAN & MAUREEN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/28/2013	6-11-3			DODDRIDGE
WV	Spiker Water Impoundment	Sue Ann Spiker and John Spiker	ANTERO MIDSTREAM LLC	Water Impoundment Agreement	10/15/2013	1-3			DODDRIDGE
WV	Spiker Water Impoundment	George W Adrian, Nelson W Ellmore & Donna J Ellmore, Larry A Bassett &	ANTERO MIDSTREAM LLC	Water Impoundment Agreement	3/10/2014	1.1.3			DODDRIDGE
WV	TOMS FORK	ADRIAN, GEORGE W., ET UX	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	10/28/2013	6-3-6	N/A	N/A	DODDRIDGE

WV	TOMS FORK	RANDOLPH, SALLY ANN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/28/2013	6-7-8	9/19/2013	312/299 #182714	DODDRIDGE
WV	TOM'S FORK	COASTAL FOREST RESOURCES COMPANY	ANTERO MIDSTREAM LLC	EASEMENT AGREEMENT	9/27/2013	6-8-35	8/7/2014	332/347 #206964	DODDRIDGE
WV	VOGT	COASTAL FOREST RESOURCES COMPANY	ANTERO MIDSTREAM LLC	PIPELINE RIGHT OF WAY AGREEMENT	3/26/2014	1-6-37.1			DODDRIDGE
WV	WEBB	MORRIS, I.L. (IKE)	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	6/26/2013	1-11-8	N/A	N/A	DODDRIDGE
WV	WEST UNION	CURRENCE TRUST	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASMENT	7/24/2012	1-6-38	2/8/2013	305/184 #171742	DODDRIDGE
WV	WEST UNION	CURRENCE TRUST	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/24/2012	1-6-38	2/8/2013	305/177 #171741	DODDRIDGE
WV	WEST UNION	WRIGHT, CRAIG ALLEN II	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/26/2012	1-10-38	2/8/2013	305/89 #171722	DODDRIDGE
WV	WEST UNION	WEBB, MICHAEL G. AND ROSALIND	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	9/21/2013	1-7-85			DODDRIDGE
WV	WEST UNION	WEBB, MICHAEL G. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/23/2012	1-7-85	2/8/2013	305/96 #171723	DODDRIDGE
WV	WEST UNION	WEBB, MICHAEL G. ET UX	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION & PERMANENT EASEMENT	10/9/2012	1-7-85	2/8/2013	305/102 #171724	DODDRIDGE
WV	WEST UNION	FOUR LEAF LAND COMPANY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/2/2012	1-10-2	1/11/2013	304/537 #170542	DODDRIDGE
WV	WEST UNION	FOUR LEAF LAND COMPANY	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION & PERMANENT EASEMENT	8/30/2012	1-10-2	1/11/2013	304/544 #170543	DODDRIDGE

WV	WEST UNION	FOUR LEAF LAND COMPANY	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION & PERMANENT EASEMENT	11/19/2012	1-10-2	1/11/2013	304/549 #170544	DODDRIDGE
WV	WEST UNION	FOUR LEAF LAND COMPANY	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	11/19/2012	1-10-2	1/11/2013	304/553 #170545	DODDRIDGE
WV	WEST UNION	JAMES, WILLIAM P.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/27/2012	1-6-6	9/11/2013	312/431 #182968	DODDRIDGE
WV	WEST UNION	KEY OIL COMPANY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/23/2012	8-19-7	9/21/2013	303/66 #166807	DODDRIDGE
WV	WEST UNION	TURNER, GERALD ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/17/2012	8-19-8	2/22/2013	305/327 #172478	DODDRIDGE
WV	WEST UNION	TURNER, GERALD ET UX	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	11/10/2012	8-19-8	9/4/2013	312/200 #182514	DODDRIDGE
WV	WEST UNION	BEE, LIVINGSTONE S. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/13/2012	8-14-14	1/11/2013	304/564 #170548	DODDRIDGE
WV	WEST UNION	BEE, LIVINGSTONE S. ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	10/27/2012	8-14-14	1/11/2013	304/571 #170549	DODDRIDGE
WV	WEST UNION	LEWIS, ROBERT K.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/7/2012	1-10-18	2/8/2013	305/82 #171721	DODDRIDGE
WV	WEST UNION	CLARK, TERESA L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/6/2012	1-10-19	2/8/2013	305/104 #171725	DODDRIDGE
WV	WEST UNION	CLARK, TERESA L.	ANTERO MIDSTREAM LLC	SURFACE FACILITY	5/28/2013	1-10-19	9/4/2013	312/204 #182515	DODDRIDGE
WV	WEST UNION	LEWIS, ALBERT L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/7/2012	1-10-18.1	2/8/2013	305/153 #171735	DODDRIDGE
WV	WEST UNION	MOORE, DARRELL A.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	9/24/2012	1-10-20; 1-10-25	2/8/2013	305/131 #171731	DODDRIDGE

WV	WEST UNION	MOORE, DARRELL A.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	10/30/2012	1-10-20; 1-10-25	2/8/2013	305/129 #171730	DODDRIDGE
WV	WEST UNION	MOORE, DARRELL A.	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	10/30/2012	1-10-20; 1-10-25	2/8/2013	305/136 #171732	DODDRIDGE
WV	WEST UNION	MOORE, DARRELL A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/12/2013	1-10-20; 1-10-25	2/8/2013	305/123 #171729	DODDRIDGE
WV	WEST UNION	CHIPPS, PERRY ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/19/2012	1-10-27 1-10-28	8/26/2013	311/494 #182040	DODDRIDGE
WV	WEST UNION	CHIPPS, PERRY ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	10/15/2012	1-10-27 1-10-28	8/26/2013	311-509 182042	DODDRIDGE
WV	WEST UNION	CHIPPS, PERRY ET AL	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	10/15/2012	1-10-27 1-10-28	8/26/2013	311/504 #182041	DODDRIDGE
WV	WEST UNION	CHIPPS, PERRY ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	10-15012	1-10-27 1-10-28	8/26/2013	311-509 182042	DODDRIDGE
WV	WEST UNION	SPELLMAN, DONNA K.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/12/2012	1-6-16, 20, 19, 4	1/11/2013	304/573 #170550	DODDRIDGE
WV	WEST UNION	SPELLMAN, DONNA K.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	10/4/2012	1-6-16, 20, 19, 4	1/11/2013	304/579 #170551	DODDRIDGE
WV	WEST UNION	SPELLMAN, DONNA K.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	10/14/2012	1-6-16, 20, 19, 4	1/11/2013	304/579 #170551	DODDRIDGE
WV	WEST UNION	SPELLMAN, DONNA K.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	10/14/2012	1-6-16, 20, 19, 4	1/11/2013	304/579 #170551	DODDRIDGE
WV	WEST UNION	KNUDSEN, ELAINE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/11/2012	1-6-31.1	2/8/2013	305/160 #171736	DODDRIDGE

WV	WEST UNION	KNUDSEN, ELAINE	ANTERO MIDSTREAM LLC	SURFACE FACILITY	10/13/2012	1-6-31.1	2/8/2013	305/166 #171737	DODDRIDGE
WV	WEST UNION	GAGNON, GEORGE L. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/18/2012	1-6-31.2	2/8/2013, 2/8/2013	305/139 #171733, 305/146 #171734	DODDRIDGE
WV	WEST UNION	COTTRILL, BRENT S. ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY	8/28/2012	1-7-20 1-5-43	2/8/2013	305/118 #171727	DODDRIDGE
WV	WEST UNION	COTTRILL, BRENT S. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/28/2012	1-7-20 1-5-43	9/11/2013	312/419 #182965	DODDRIDGE
WV	WEST UNION	COTTRILL, BRENT S. ET UX	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	10/28/2012	1-7-20 1-5-43	9/11/2013	312/419 #182965	DODDRIDGE
WV	WEST UNION	BEE, LIVINGSTONE S.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/2/2012	8-14-14;1-10-31	1/11/2013	304/522 #170538	DODDRIDGE
WV	WEST UNION	BEE, LIVINGSTONE S.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	10/27/2012	8-14-14;1-10-31	1/11/2013	304/529 #170539	DODDRIDGE
WV	WEST UNION	BEE, LEWIS PAUL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/13/2012	8-19-6; 8-19-1	1/11/2013	304/530 #170540	DODDRIDGE
WV	WEST UNION	BEE, LEWIS PAUL ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	10/27/2012	8-9-1,6	1/11/2013	304/536 #170541	DODDRIDGE
WV	WOLF PEN TO HARDWOOD	ROSS, GEORGE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/25/2014	6-8-7			DODDRIDGE
WV	ZINNIA	MCCLAIN, ROGER A.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS AGREEMENT	7/19/2013	6-8-40	N/A	N/A	DODDRIDGE
WV		Troy D. Cunningham and Annabelle Rifle	ANTERO MIDSTREAM LLC	TANK PAD AGREEMENT	7/5/2013	1-6-41	7/23/2013	310/527	DODDRIDGE
WV		Mt. Salem Revival Grounds, Inc	ANTERO MIDSTREAM LLC	Temp Above Ground Waterline Agmt	2/21/2014	3-13-15.1	NA	NA	DODDRIDGE
WV		Dwight and Tina Moore	ANTERO MIDSTREAM LLC	Temp Above Ground Waterline Agmt	2/21/2014	3-13-17,21,22	NA	NA	DODDRIDGE
WV	BONNELL TO WOLF PEN	LOWTHER, KENNETH ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/23/2013	6-8-4			DODDRIDGE

WV	CANTON NORTH; CANTON SOUTH;	COASTAL FOREST RESOURCES COMPANY	ANTERO MIDSTREAM LLC	EASEMENT AGREEMENT	9/27/2013	3-2-1 3-2-4.2 5-12-39 5-17-14	8/7/2014	332/347 #206964	DODDRIDGE AND TYLER
OH	Lasko SFWI	Timothy Lasko	ANTERO MIDSTREAM LLC	Water Impoundment	9/23/2013	31-00244 31-00246	12/10/2013	510/2253-2254	GEURNSEY
OH	Lasko	Timothy George Lasko	ANTERO MIDSTREAM LLC	Water Impoundment Agreement	9/23/2013				GUERNSEY
WV	Salem to Varner West	Carolyn Plaugher	ANTERO MIDSTREAM LLC	Temp Above Ground WL AG	11/20/2013	4-6	NA	NA	HARRISON
WV	Salem to Varner West	Willis Mathey	ANTERO MIDSTREAM LLC	Temp Above Ground WL AG	7/26/2013	27-08-166	NA	NA	HARRISON
WV	Salem to Varner West	Eric L Cochran	ANTERO MIDSTREAM LLC	Temp Above Ground WL AG	7/17/2013	302321-78 302321-10	NA	NA	HARRISON
WV	Salem to Varner West	Frank and Martha Brunetti	ANTERO MIDSTREAM LLC	Temp Above Ground WL AG	9/11/2013	302-61 302-66 302-65	NA	NA	HARRISON
WV	Salem to Varner West	Black Rock Enterprises	ANTERO MIDSTREAM LLC	Temp Above Ground WL AG	10/18/2013	302-78 302-51	NA	NA	HARRISON
WV	Salem to Varner West	Daniel and Rachel Tucker	ANTERO MIDSTREAM LLC	Temp Above Ground WL AG	9/24/2013	321-19	NA	NA	HARRISON
WV	Salem to Varner West	Anthony Feathers	ANTERO MIDSTREAM LLC	Temp Above Ground WL AG	9/26/2013	321-30	NA	NA	HARRISON
WV	Salem to Varner West	Mark and Sabrina Benedum	ANTERO MIDSTREAM LLC	Temp Above Ground WL AG	8/25/2013	321302-10.1 321302-18	NA	NA	HARRISON
WV	Salem to Varner West	Lyle and Betty Benedum	ANTERO MIDSTREAM LLC	Temp Above Ground WL AG	10/18/2013	322-6 322-2	NA	NA	HARRISON
WV		GAL Land Company	ANTERO MIDSTREAM LLC	Amendment of Temp Water WD Lease Agmt	4/25/2014	12-424-17.1	NA	NA	HARRISON
WV		Roger and Sandy Weese	ANTERO MIDSTREAM LLC	Water WD and Temp Waterline Agreement Option	1/20/2014	1-4-4/5	12/5/2013	318-452	HARRISON
WV		Blackrock Enterprises, LLC	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	8/10/2013	18-302-51	N/A	N/A	HARRISON
WV		Eric L Cochran	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	7/17/2013	18-302-78; 18-321-10	N/A	N/A	HARRISON

WV		Lyle and Betty R Benedum	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	8/10/2013	18-302-78; 18-322- 6, 2	N/A	N/A	HARRISON
WV		Mark and Sabrina Benedum	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	8/25/2013	18-321-10.1,18 18-302-22	N/A	N/A	HARRISON
WV		Patrick J Shaver	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	7/3/2013	18-321-31.2	N/A	N/A	HARRISON
WV		Freddie Daugherty	ANTERO MIDSTREAM LLC	Extension of Temp Waterline Agmt	12/16/2013	20-383-22	NA	NA	HARRISON
WV		Carol Hurst, Peggy Hurst, Clara Hurst	ANTERO MIDSTREAM LLC	Tank Pad, Storage Yard, Offloading and Ware Yard Agmt	3/7/2014	20-403-4	4/15/2024	1531-826	HARRISON
WV		William McDonald	ANTERO MIDSTREAM LLC	Water WD Agreement	3/12/2014	20-424-002	5/21/2014	1533-1207	HARRISON
WV		Brenda and Thomas Tuckwiller	ANTERO MIDSTREAM LLC	Extension of Temporary Pumpting Area Agmt	9/17/2014	20-424-16	NA	NA	HARRISON
WV		James Raines, Clarence Mutschelknaus, Patrick Deem	ANTERO MIDSTREAM LLC	Ext and Reatification of Water Use Agmt	2/19/2014	7-267-24.2	3/13/2014	1528-145	HARRISON
WV		IL Morris, Mike Ross Inc	ANTERO MIDSTREAM LLC	Water Treatmenet Facility Agmt	7/29/2014	7-285-16	10/3/2014	1539-758	HARRISON
OH	BARNESVILLE LINE	GINGERICH, DANIEL ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/21/2013	12-008008.000	3/19/2014	269/425 #201400074328	MONROE
OH	BARNESVILLE LINE	GIRARD, EMIL ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	11/7/2013	21-007007.000			MONROE
OH	BARNESVILLE LINE	YODER, ANTHONY	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	10/16/2013	120020000000			MONROE
OH	BARNESVILLE LINE	PIATT, THOMAS ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/30/2013	12-009006.0000 12-006007.0000 12-014012.0000 12-009005.0000 12-014013.0000	3/19/2014	269/379-388 #201400074322	MONROE

OH	BARNESVILLE LINE	HOTHEM FAMILY PROPERTIES, LTD	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/2/2013	12-008006.0000 12-007002.0000	3/19/2014	269/389 #201400074323	MONROE
OH	BARNESVILLE LINE	POWELL, DONALD ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	9/20/2013	12-008014			MONROE
OH	BARNESVILLE LINE	MELLOT, HENRY ET AL	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	10/24/2013	12-008002			MONROE
OH	BARNESVILLE LINE	PFALZGRAF, GEORGE	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	12/6/2013	20-0130110.000			MONROE
OH	BARNESVILLE LINE	WAHL, JAMES M.	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	10/28/2013	20-014001.000			MONROE
OH	BARNESVILLE LINE	STEPHEN, DREW ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/25/2013	12-001007.000	3/19/2014	269/451 #201400074331	MONROE
OH	BARNESVILLE LINE	MONTER, ROLLIN J.	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	9/16/2013	21-005004.0000			MONROE
OH	BARNESVILLE LINE	RUBEL, DAVID ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/15/2013	21-006009.0000 21-006009	3/24/2014	269/839 #201400074424	MONROE
OH	BARNESVILLE LINE	MCPEEK, JAYNE ET AL	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	11/6/2013	21-006001.0000			MONROE
OH	BARNESVILLE LINE	MILLER, ALLEN ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	10/26/2013	210070000000			MONROE
OH	BARNESVILLE LINE	YOMMER, WILLARD ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	10/26/2013	210070000000			MONROE
OH	BARNESVILLE LINE	SMITH, ROBERT	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	11/12/2013	210070000000			MONROE
OH	BARNESVILLE LINE	FARNSWORTH, CLAYTON ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	11/16/2013	210070000000			MONROE
OH	BARNESVILLE LINE	SNYDER, TIMOTHY ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	11/8/2013	210110000000			MONROE
OH	BARNESVILLE LINE	BRINSON, ROY ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	11/30/2013	210120000000			MONROE
OH	BARNESVILLE LINE	PATCHIN, TROY	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	9/18/2013	120010051000 120010050000			MONROE
OH	BARNESVILLE LINE	CHRISTMAN, JOHN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/31/2013	120010060000 120010090000	3/19/2014	269/416 #201400074327	MONROE

OH	BARNESVILLE LINE	BYLER, ELMER	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/26/2013	12-0010100.000 12-0060030.000 12-0060160.000	2/13/2014	265/661 #20140073544	MONROE
OH	BARNESVILLE LINE	STEPHEN, DREW ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/1/2013	12-001015.0000	3/19/2014	269/443 #201400074330	MONROE
OH	BARNESVILLE LINE	BURKHART, WILMA	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	10/10/2013	12-0050130.000			MONROE
OH	BARNESVILLE LINE	CAMPBELL, MALVERN ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	10/9/2013	12-0060070.000			MONROE
OH	BARNESVILLE LINE	YODER, ADEN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/11/2014	120060100000 120060200000	3/19/2014 3/19/2014	269/397 #20140074324	MONROE
OH	BARNESVILLE LINE	HILL, MARK, TRUSTEE, ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/8/2013	12-006014.0000	3/19/2014	269/407-415 #201400074326	MONROE
OH	BARNESVILLE LINE	VARGO, EDWARD ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	9/23/2013	120060190000 120010020000			MONROE
OH	BARNESVILLE LINE	WILLIAMS, LEONARD ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	11/20/2013	120080040000 37-0000288.000	3/18/2014 3/24/2014	465/154 #201400004477	MONROE
OH	BARNESVILLE LINE	HILL, MARK, TRUSTEE, ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	10/8/2013	12-008006.0000 12-008017.0000			MONROE
OH	BARNESVILLE LINE	PFALZGRAF, GEORGE ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	12/6/2013	200140100000 200130110000			MONROE
OH	BARNESVILLE LINE	GENTILE, ANTHONY ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	10/14/2013	210013004000 120020030000 120020020000			MONROE
OH	BARNESVILLE LINE	BROWNFIELD, RANDALL	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	9/16/2013	210050010000 210050011000 210010030000			MONROE
OH	BARNESVILLE LINE	HEIDBREDER, ROBERT ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	9/26/2013	210050051000 210050050000			MONROE
OH	BARNESVILLE LINE	RUSH, VIRGIL ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	10/18/2013	210060110000 210070110000			MONROE
OH	BARNESVILLE LINE	WILLS, SHELBA	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	12/14/2013	210110090000 210110130000			MONROE

OH	BARNESVILLE LINE	YOMMER, WILLARD ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	10/7/2013	210130110000 210130030000 210060070000			MONROE
OH	BARNESVILLE LINE	BURKHART, CYRIL, TRUSTEE	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	11/8/2013	20-004003.000			MONROE
OH	ERVIN LINE	CARPENTER, JAMES DALE & CARPENTER, RICHARD ALAN	ANTERO MIDSTREAM LLC	EXTRA TEMPORARY WORKSPACE	11/19/2013	21-002006.0000 21-008002.0000			MONROE
OH	Hothem 1	Hothem Family Properties	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation Agreement FW 1					MONROE
OH	URBAN LATERAL	HEFT, URBAN LEWIS JR.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	10/6/2013	210110000000	12/3/2013	259/240-244 #201300072122	MONROE
OH		Forrest Frank	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation Agmt Exhibit A	3/10/2014	Section 15 and 16 120120050000/12 0130060000	4/18/2014	272/92-93	MONROE
OH		Forrest Frank	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation Agmt Exhibit B	3/10/2014	Section 15 and 16 120120050000/12 0130060000	4/18/2014	272/94-95	MONROE
OH		Hothem Family Properties	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation Agmt FW 1&2	5/23/2014	Section 30 37- 00365/37-00364	7/8/2014	278/936-937	MONROE
OH	BATESVILLE	WYSCARVER, JAMES CLINTON AND AMY DIANNE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/2/2013	01-21323	3/7/2014	242/618 # 201400063983	NOBLE
OH	BATESVILLE	JANOSKO, JOHN R., ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/5/2013	36-0051151.000	NOT RECORDED		NOBLE
OH	BATESVILLE	DOLLISON, CARL ET UX	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS AGREEMENT	11/7/2013	36-0021026.000			NOBLE
OH	BATESVILLE	DOLLISON, CARL ET UX	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	12/10/2013	36-0021026.000			NOBLE

OH	BATESVILLE	BARKHEIMER REALTY, LTD	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/7/2013	36-0021028.000	2/14/2014	241/311	NOBLE
OH	BATESVILLE	FRYE, TERRY L., ET AL	ANTERO MIDSTREAM LLC	EXHIBIT MODIFICATION	11/21/2013	36-0021029.000	2/13/2014	241/106-109 #201400063621	NOBLE
OH	BATESVILLE	FRYE, TERRY L., ET AL	ANTERO MIDSTREAM LLC	EXHIBIT MODIFICATION	11/21/2013	36-0021036.000	2/13/2014	241/106-109 #201400063621	NOBLE
OH	BATESVILLE	FRYE, TERRY L., ET AL	ANTERO MIDSTREAM LLC	EXHIBIT MODIFICATION	11/21/2013	36-0021036.000 36-0021029.000	2/13/2014	241/102-105 #201400063620	NOBLE
OH	BATESVILLE	FRYE, TERRY L., ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/20/2013	36-0021036.000 36-0021029.000	2/13/2014	241/92-101 #201400063619	NOBLE
OH	BATESVILLE	GREGG, DELMAR H. & JANE E.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/16/2013	36-0021037.000	2/12/2014	241/75-82 #201400063614	NOBLE
OH	BATESVILLE	JANOSKO, JOHN R. AND CATHLEEN M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/5/2013	36-0051151.000	2/14/2014	241/319 #201400063674	NOBLE
OH	BATESVILLE	FRYE, TERRY L., ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	11/21/2013	36-21029 & 36- 21036	2/13/2014	241/102 # 201400063620	NOBLE
OH	BATESVILLE	GREGG, DELMAR H. & JANE E.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	7/16/2013	36-21037	2/12/2014	241/75 # 201400063614	NOBLE
OH	ERVIN	GRISSOM, JAMES ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/14/2013	01-0021349.000	9/23/2013	231/438-445 #201300061291	NOBLE
OH	ERVIN	ROE, KATHY ET AL	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT	6/28/2013	01-0050111.000	12/3/2013	236/364-70 #201300062514	NOBLE
OH	ERVIN LINE	SLAGLE, PORTER DAVID ET UX	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	11/7/2013	01-0021195.001			NOBLE
OH	ERVIN LINE	LONG, OMER ET AL	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	9/30/2013	01-0021196.000			NOBLE
OH	ERVIN LINE	PICKENPAUGH, WILLIAM ET UX	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	11/8/2013	01-0021217.000	12/3/2013	236/409-413 #201300062521	NOBLE

OH	ERVIN LINE	MILLER, HARVEY ET AL	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	10/17/2013	01-0021223.002			NOBLE
OH	ERVIN LINE	ERVIN, STEVE ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	8/14/2013	01-0021322.001	3/7/2014	242/642 #201400063987	NOBLE
OH	ERVIN LINE	ERVIN, STEVE ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	1/13/2014	01-0021322.001	3/7/2014	242/648 #201400063988	NOBLE
OH	ERVIN LINE	ERVIN, STEVE ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	1/13/2014	01-0021322.001	3/7/2014	242/654 #201400063989	NOBLE
OH	ERVIN LINE	DOLLISON, RICHARD ET UX	ANTERO MIDSTREAM LLC	MODIFICATION OF SURFACE FACILITY AGREEMENT	9/7/2013	01-0021324.000	12/3/2013	236/396-399 #201300062519	NOBLE
OH	ERVIN LINE	PICKENPAUGH, QUINTELLA & MORRIS, PATRICIA	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	11/18/2013	01-0021344.000	NOT RECORDED		NOBLE
OH	ERVIN LINE	ROMONT FARMS, LLC	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	9/28/2013	02-0022100.000 01-0021195.000			NOBLE
OH	Hill	Jeffrey S Hill, Trustee of the Wilford S Hill Keystone	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	4/28/2014				NOBLE
OH	PRICE LATERAL	PRICE, JOSEPH A. ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/13/2013	31-0021383.003	4/1/2014	244/665 201400064366	NOBLE
OH	SCHULTZ	POSTLEWAIT, RODNEY ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	10/29/2013	01-0021367.000 01-0021368.004	N/A	N/A	NOBLE
OH	SCHULTZ	BOMBORIS, RICHARD M. ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/14/2013	01-0021374.004	4/1/2014	244/652 201400064364	NOBLE
OH	SCHULTZ	BARKHEIMER REALTY, LTD	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT WATER LINE	3/7/2014	01-0021384.003 01-0021385.000 01-0050052.000	4/1/2014	244/691 201400064369	NOBLE
OH	SCHULTZ	BARKHEIMER REALTY, LTD	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT	3/7/2014	36-0021032.000 36-0021033.000 36-0021034.000 01-0021385.000	4/1/2014	244/691 201400064369	NOBLE
OH	Traska	Frank Traksa and Charise A Traska	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	8/6/2013				NOBLE

OH	Traska SFWI	Frank and Charisse	ANTERO MIDSTREAM LLC	Water Impoundment	8/6/2013	01-21433	9/27/2013	231/963-964	NOBLE
OH	UTICA	MILEY, WAYNE SR. ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	10/3/2013	01-0021264.000			NOBLE
OH	UTICA	OLIVER, KENNY & LISA	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	7/27/2013	31-0021104.000	9/19/2013	231/293-297 201300061257	NOBLE
OH	UTICA	RICH, LOUISE ANNETTE, ETUX	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS	7/28/2013	31-0021349.000	9/19/2013	231/255-262 201300061250	NOBLE
OH	UTICA	RICH, LOUISE ANNETTE, ETUX	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS	7/28/2013	31-0021366.000		222/ 447-456; #201300059103	NOBLE
OH	WARNER	WARNER, AYDREY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/12/2013	23-21150			NOBLE
OH	WARNER LATERAL	ANTERO RESOURCES CORPORATION	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/7/2014	23-0021150			NOBLE
OH	WARNER LATERAL	WARNER, AUDREY BETTY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/12/2013	23-0021150.000	3/7/2014	242/706 201400063996	NOBLE
OH	MYRON	Ian Rolfe Frakes	ANTERO MIDSTREAM LLC	Temp Above Ground Waterline Agmt	12/5/2013	31-21237	2/24/2014	437-715	NOBLE
OH		The Hill Principle Protection Trust	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation Agmt	3/18/2014	Section 18 32.21323	7/14/2014	250/404-405	NOBLE
OH		Jeffrey Hill, Trustee of The Wilford Hill Keystone Inheritance Trust	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation Agmt	4/28/2014	Section 18 37- 11330	7/14/2014	250/406-407	NOBLE
WV	OHIO TO ANNIE	MEES, SARAH	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS AGREEMENT	9/30/2013	7-6-70	PENDING	PENDING	PLEASANTS
WV	OHIO TO ANNIE	SAMS, HARRY N.., ET UX	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	9/26/2013	7-6-71			PLEASANTS
WV	OHIO TO ANNIE	TICE, JOHN R.	ANTERO MIDSTREAM LLC	EXTENSION OF WAREYARD AGREEMENT	10/4/2013	7-15-7	N/A	N/A	PLEASANTS
WV	OHIO TO ANNIE	BARTLETT, LINDSEY	ANTERO MIDSTREAM LLC	EXTENSION OF TEMPORARY ROAD ACCESS AGREEMENT	10/23/2013	4-8-8	N/A	N/A	PLEASANTS

WV	OHIO TO ANNIE	SMITH, JOHN A. AND EDITH U.	ANTERO MIDSTREAM LLC	EXTENSION OF TEMPORARY WORKSPACE	12/3/2013	7-11-16	N/A	N/A	PLEASANTS
WV	OHIO TO ANNIE	BARTLETT, LINDSEY, ET AL	ANTERO MIDSTREAM LLC	EXTENSION OF TEMPORARY WAREYARD	10/23/2013	4-8-18	N/A	N/A	PLEASANTS
WV	OHIO TO ANNIE	BARTRUG, MARK ET UX	ANTERO MIDSTREAM LLC	TEMPORARY AGREEMENT	9/7/2013	7-16-23	N/A	N/A	PLEASANTS
WV	OHIO TO ANNIE	POWELL, JAMES, ET AL	ANTERO MIDSTREAM LLC	EXTENSION OF TEMPORARY ROAD ACCESS AGREEMENT	10/26/2013	7-11-47 7- 12-21	N/A	N/A	PLEASANTS
WV	OHIO TO ANNIE	POWELL, JAMES, ET AL	ANTERO MIDSTREAM LLC	EXTENSION OF TEMPORARY WAREYARD	10/26/2013	7-11-47; 7-11-46	N/A	N/A	PLEASANTS
WV	OHIO TO ANNIE	BARTRUG, MARK W. ET UX	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	11/20/2013	7-16-11.1 7-16-12	N/A	N/A	PLEASANTS
WV	OHIO TO ANNIE	BARTRUG, MARK ET UX	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS AGREEMENT	9/7/2013	7-16-12 7 16-23	N/A	N/A	PLEASANTS
WV	OHIO TO ANNIE	BUTLER, ROBERT W. ET UX	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	11/19/2013	7-6-67 7-6-103	N/A	N/A	PLEASANTS
WV	OHIO-ANNIE	MEES, SARAH E.	ANTERO MIDSTREAM LLC	MEMORANDUM OF LEASE OF PIPARIAN RIGHTS AND WATER AND LAND	8/23/2013	7-6-70	9/3/2013	292/679 #605268	PLEASANTS
WV	CHARLENE	DEWBERRY, LINDA TRUSTEE, THE LINDA C. DEWBERRY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/21/2013	3-19-49	1/30/2014	324/393 #201400000496	RITCHIE
WV	CHARLENE	HEFLIN, B. MORGAN, TRUSTEE THE B. MORGAN HEFLIN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/25/2013	3-19-9	1/30/2014	324/401 #201400000497	RITCHIE
WV	CHARLENE	HURST, JEFFERY AND BRENDA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	11/18/2013	3-14-11			RITCHIE
WV	CHARLENE	DAVIS, LEWIS PHILLIP, ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/22/2013	3-14-3 3-14- 4 3-14-6 3-14- 12	1/30/2014	324/532 #201400000522	RITCHIE

WV	CHARLENE	JACKSON, H. KENNETH, JR., ET UX	ANTERO MIDSTREAM LLC	EXTENSION OF OPTION AGREEMENT AND PERMANENT	10/22/2013	3-19-9.1	N/A	N/A	RITCHIE
WV	EDWIN LATERAL WATER	MACKAY, EDWIN ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/6/2013	3-37-3			RITCHIE
WV	EDWIN LATERAL WATER	WILLIAMS, EDWIN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/3/2013	3-37-5			RITCHIE
WV	MIDDLE ISLAND CR	MAHONEY, JAMES D.	ANTERO MIDSTREAM LLC	PERMAMENT EASEMENT AGREEMENT 12/19/2012.	3/8/2014	3-9-1	3/25/2014	327/74 #201400001554	RITCHIE
WV	MIDDLE ISLAND CR	JONES, LEWIS G.	ANTERO MIDSTREAM LLC	PERMAMENT EASEMENT AGREEMENT	12/12/2012	3-4-35.1	3/25/2014	327/104 #201400001558	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	8/3/2013	3-14-5	PENDING	PENDING	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	8/3/2013	3-14-5	9/4/2014	330/903 #20144972	RITCHIE
WV	MOUNTIAN CS	KIRK, TROY C. & JOZETTA CAROL	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREMENT	12/3/2013	3-8-7	N/A	N/A	RITCHIE
WV	PRIMM WEST	JETT, JEFFERY L. AND ROSE M.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREMENT		3-36-21.1	N/A	N/A	RITCHIE
WV	PRIMM WEST	LANGFORD, JACK H, ET UX	ANTERO MIDSTREAM LLC	SURFACE USE AGREEMENT AND ROAD ACCESS AGREEMENT	9/9/2013	3-40-25	1/30/2014	324/323 #201400000487	RITCHIE
WV	PRIMM WEST	LANGFORD, JACK H., ET UX, ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/9/2013	3-40-25	1/30/2014	324/316 #201400000486	RITCHIE
WV	CANTON WATER	HAMILTON, GARY L.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	11/8/2013	5-20-15	N/A	N/A	TYLER

WV	CANTON WATER CANTON NORTH	JONES, RONALD R., SR. ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE	8/17/2013	5-17-12 5-17-13	1/2/2014	434/180 #81797	TYLER
WV	HARTLEY	HARTLEY, DAVID M	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/6/2013	6-12-21; 6-12-23; 6-12-27	8/21/2013	424/26 #76610	TYLER
WV	HARTLEY WATER	HARTLEY. DAVID	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/6/2013	6-12-21 6-12-23 6-12-27			TYLER
WV	Heaster Water Impoundment	Ray Edward Adkins and Susan P Adkins	ANTERO MIDSTREAM LLC	SUA and Compensation	9/16/2013	3-3			TYLER
WV	Melody Water Impoundment	Robert J Smith and Cindy L Smith	ANTERO MIDSTREAM LLC	SUA and Compensation		9-4			TYLER
WV	Melody Water Impoundment	Larry M Sams and Carolyn A Sams	ANTERO MIDSTREAM LLC	SUA and Compensation	7/10/2013	3&4/5/8			TYLER
WV	MIDDLE ISLAND CR	HADLEY, LARRY F. ET UX	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	2/9/2013	1-15-12	N/A	N/A	TYLER
WV	MIDDLE ISLAND CR	HADLEY, LARRY F. ET UX	ANTERO MIDSTREAM LLC	OPTION AND PERMANENT EASEMENT AGREEMENT	2/9/2013	1-15-12	N/A	N/A	TYLER
WV	MIDDLE ISLAND CR	UNDERWOOD RALPH JR., ET AL	ANTERO MIDSTREAM LLC	PERMAMENT EASEMENT AGREEMENT	4/27/2013	1-15-25	N/A	N/A	TYLER
WV	OHIO TO ANNIE	HARPER, MATTHEW B., ET UX	ANTERO MIDSTREAM LLC	MEMORANDUM OF CONSIDERATION FOR ROAD ACCESS EASEMENT AGREEMENT	10/15/2013	6-15-14	PENDING	PENDING	TYLER
WV	OHIO TO ANNIE	SHEPHERD, DANIEL MARK ET UX	ANTERO MIDSTREAM LLC	EXTENSION OF TEMPORARY AGREEMENT	9/12/2013	6-13-24.3	N/A	N/A	TYLER
WV	Pierpoint Water Impoundment	Lloyd Carl Seckman, Jeffery Allen Seckman,	ANTERO MIDSTREAM LLC	SUA and Compensation	7/15/2013	3-4			TYLER
WV		Betty Weese	ANTERO MIDSTREAM LLC	Temp Above Ground Waterline Agmt	1/22/2014	Jan-09			TYLER

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
WV	SAMMONS, LUCIEN & LANA	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	9-8-13-14.2 9-8-13-14.4	9/23/2015			DODDRIDGE
WV	SAMMONS, LUCIEN III	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	9-8-13-14.2 9-8-13-14.4	9/23/2015			DODDRIDGE
WV	STOUT, JOHN & CONNIE	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	9-8-13-14.2 9-8-13-14.4	9/23/2015			DODDRIDGE
OH	JOSEPH A DICK, TRUSTEE; JOSEPH A DICK FAMILY PLANNING TRUST	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-011002.0000 22-012012.0000 22-012012.4000 22-012012.2000	9/28/2015			MONROE
WV	LOPEZ, JOSEPH & JULIE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9-1-8-45	9/29/2015			DODDRIDGE
WV	PIERCE, DALE & PAULETTE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1-8-39	9/29/2015			DODDRIDGE
WV	FERGUSON, ROGER	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	1-4-10.2	9/30/2015	10/14/2015	505-241 #113335	TYLER
WV	PHILLIPS, ROBERT E	ANTERO MIDSTREAM LLC	OPTION TEMPORARY WORKSPACE	9-1-12-7	9/30/2015			DODDRIDGE
OH	LANDEFELD DAVID ET AL	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE AGREEMENT	12-019008.000	10/1/2015			MONROE
OH	LANDEFELD DAVID ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-012009	10/1/2015			MONROE
WV	ADKINS, MARY ELLEN ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1-8-7.1	10/2/2015			TYLER
WV	SMITH, ANTHONY & TABITHA	ANTERO MIDSTREAM LLC	RELEASE & WAIVER	9-1-9-32	10/6/2015			DODDRIDGE
WV`	SMITH, ANTHONY & TABITHA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	9-1-9-32	10/6/2015	11/9/2015	363-294 #242332	DODDRIDGE
OH	POWELL, DONALD & LORA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-008014.0000	10/6/2015			MONROE
OH	BLACKSTONE, DAVID ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-013004.0000	10/7/2015			MONROE
WV	LOPEZ, JOSEPH & JULIE	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	9-1-8-45	10/8/2015			DODDRIDGE
WV	SMITH, ANTHONY & TABITHA	ANTERO MIDSTREAM LLC	EASEMENT AGREEMENT	9-1-9-32	10/9/2015			DODDRIDGE
WV	SMITH, ANTHONY & TABITHA	ANTERO MIDSTREAM LLC	EASEMENT AGREEMENT	9-1-9-32	10/9/2015			DODDRIDGE
WV	POWELL, D&M LLC	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	3-19-31	10/9/2015			DODDRIDGE

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
OH	SMEAL, ROBERT I.	ANTERO MIDSTREAM LLC	MODIFICATION OF THE OPTION AND PERMANENT EASEMENT	37-00214 12-008010	10/10/2015			MONROE
OH	SMEAL, ROBERT I.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-008010.0000 37-00214.0000	10/10/2015			MONROE
WV	WILLIAMS, EDWIN G.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	3-37-5	10/10/2015			RITCHIE
WV	SIMMONS, MARY AGNES WILLIAMS ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	3-37-7	10/10/2015			RITCHIE
OH	HANEY, ROGER & DEBRA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-013011.0000	10/12/2015			MONROE
WV	BURKHART, THOMAS	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE AND ACCESS ROAD AGREEMENT	2-27-34	10/13/2015			TYLER
OH	YODER, ADEN M. & EMMA A.	ANTERO MIDSTREAM LLC	MEMORANDUM FOR MODIFICATION OF THE PERMANENT EASEMENT AGREEMENT	12-006020.0000 12-006010.0000	10/14/2015			MONROE
OH	YODER, ANDREW & LYDIANN	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT	12-006020.0000	10/14/2015			MONROE
OH	MELLOTT, JAMES ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-008002.0000	10/14/2015			MONROE
OH	LANDEFELD DAVID ET AL	ANTERO MIDSTREAM LLC	RELEASE AND PERMISSION TO CUT TIMBER	12-012002.0000 12-019008.0000	10/14/2015			MONROE
OH	HOTHEM FAMILY PROPERTIES	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-007002.0000 12-007003.0000 12-008006.0000	10/15/2015			MONROE
OH	MATZ, DAVID & TAMMY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	06-005001.0000	10/16/2015			MONROE
OH	PAULUS, VIVIAN	ANTERO MIDSTREAM LLC	RELEASE AND PERMISSION TO CUT TIMBER	12-019005.0000	10/17/2015			MONROE
OH	PAULUS, VIVIAN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-019005.0000	10/20/2015			MONROE
WV	POWELL, D&M LLC	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	3-19-31	10/21/2015	1/28/2016	366-136 #247105	DODDRIDGE
OH	POWELL, DONALD & LORA	ANTERO MIDSTREAM LLC	MODIFICATION OF THE OPTION AND PERMANENT EASEMENT	12-008014.0000	10/21/2015			MONROE

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
OH	LANDEFELD, DAVID ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF THE OPTION AND PERMANENT EASEMENT	12-012009.0000 12-019004.0000 12-019003.0000 12-019007.0000	10/21/2015			MONROE
OH	HEADLEY, MARK E. & VALERIA K.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	21-007034	10/21/2015			MONROE
OH	BLOCK, ANN L.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-007001.0000	10/21/2015			MONROE
OH	PIATT, THOMAS & RHONDA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ROAD ACCESS	12-009005.0000	10/22/2015			MONROE
OH	ROBINSON, MINIE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-012002.0000 22-013005.0000	10/22/2015			MONROE
OH	PIATT, THOMAS & RHONDA	ANTERO MIDSTREAM LLC	MODIFICATION OF THE OPTION AND PERMANENT EASEMENT	12-014012.0000 12-014013.0000 12-014002.0000 12-009005.0000 12-009010.0000	10/22/2015			MONROE
OH	PIATT, THOMAS & RHONDA	ANTERO MIDSTREAM LLC	MODIFICATION OF THE OPTION AND PERMANENT EASEMENT	12-014012.0000 12-014013.0000 12-014002.0000 12-009005.0000 12-009010.0000	10/22/2015			MONROE
OH	BYLER, JOSEPH E. & SARAH	ANTERO MIDSTREAM LLC	MODIFICATION OF THE OPTION AND PERMANENT EASEMENT	20-006014 20-006015 21-006023	10/22/2015			MONROE
OH	DEVITIS, RICHARD & DEBORAH KACZMARCYK, TERRY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-013001.0000	10/22/2015			MONROE
OH	BIEDENBACH, DENNY ET UX	ANTERO MIDSTREAM LLC	DAMAGE COMPENSATION TO SPRING	20-015012.000	10/23/2015			MONROE
OH	FRANK, FORREST O.	ANTERO MIDSTREAM LLC	MODIFICATION OF THE OPTION AND PERMANENT EASEMENT	12-018012.0000 12-013006.0000 12-012005.0000	10/23/2015			MONROE
WV	HALL, GARY & KATHADINA	ANTERO MIDSTREAM LLC	RECONCILIATION OF PERMANENT EASEMENT AGREEMENT	1-12-31.1	10/27/2015			TYLER
OH	CLINE, CHARLES R. & HELEN D.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-012018.0000	10/27/2015			MONROE
OH	BLACKSTONE, DAVID	ANTERO MIDSTREAM LLC	OPTION EXTENSION FOR OPTION OF PERMANENT EASEMENT AGREEMENT	21-016004 21-016008	11/3/2015			MONROE
WV	VOGT, GREGORY R & CAROLYN	ANTERO MIDSTREAM LLC	GENERAL PROPERTY DAMAGE TO ACCESS ROAD IN MEADOW	1-9-18 1-9-18.1	11/6/2015			DODDRIDGE
OH	KAISER, TIMOTHY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	04-005006.0000	9/1/2015 6 MONTH OPTION			MONROE

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
WV	OSTROFF, JOEL & BONNIE	ANTERO MIDSTREAM LLC	GENERAL PROPERTY DAMAGE WAIVER AND RELEASE FOR TIMBER	8-6-6 8-6-2.1 8-6-2.2 8-7-5	10/26/2015			DODDRIDGE
OH	GARDNER, RONALD E. & HELEN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT FOR EILEEN	06-005013.0000	10/31/2015			MONROE
OH	PIATT, THOMAS & RHONDA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-008009 12-009006	10/27/2015			MONROE
OH	WILLIAMS, LEONARD A. & DONNA J.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-008004.0000 37-00288.0000	10/28/2015			MONROE
OH	BURKHART, OTTO & LUELLA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-001011 12-006006	10/30/2015			MONROE
OH	GALLAGHER, LARRY & JUDY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-012013.0000	10/30/2015			MONROE
OH	BROWNFIELD, RANDALL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-001003 21-005001 21-005001.1000	10/22/2015			MONROE
OH	WEISS, DANIEL ET UX	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-015026.0000 12-015017.0000	10/28/2015			MONROE
OH	BLACKSTONE, JOHN ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-013014.0000	10/7/2015			MONROE
OH	WEISS, DANIEL ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR SURFACE FACILITY EASEMENT AGREEMENT	12-015026.0000	10/28/2015			MONROE
OH	ULRICH, FRED & HILDA ULRICH, JOSEPH	ANTERO MIDSTREAM LLC	ADDITIONAL LINEAR FEET OF PIPELINE	20-22004 20-19007	2/20/2014			MONROE
OH	ULRICH, FRED & HILDA ULRICH, JOSEPH	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE AGREEMENT	20-22004.0000 20-19007.0000	10/15/2015			MONROE
OH	LANDEFELD, DAVID & JOYCE	ANTERO MIDSTREAM LLC	TIMBER RELEASE FOR PERMISSION TO CLEAR TIMBER	12-012002.0000 12-019008.0000	10/14/2015			MONROE
OH	HILL, MARK & MARIE	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	12-006014	10/29/2015			MONROE
WV	MONROE, EDNA	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	1-8-5	11/5/2015			TYLER
OH	POWELL, DONALD P.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-008014	11/2/2015			MONROE
OH	WELLS, ROGER & NANCY	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	3-13-18.1	11/5/2015			RITCHIE

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
WV	JAMES, JEFFREY A	ANTERO MIDSTREAM LLC	PROPERTY DAMAGE RELEASE	1-3-15	11/5/2015			DODDRIDGE
OH	THE ESTATE OF FRANCIS BURKHART	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-012004.0000	10/14/2015			MONROE
OH	RUBEL, GARY A. & NANCY	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	21-004002 21-006026	11/5/2015			MONROE
WV	MORRIS, I.L.	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE AGREEMENT	3-37-1	11/2/2015			RITCHIE
WV	VOGT, GREGORY R & CAROLYN	ANTERO MIDSTREAM LLC	DAMAGES TO ACCESS ROAD IN MEADOW.	1-9-18 1-9-18.1	11/6/2015			DODDRIDGE
WV	BLANKENSHIP, DENNIS R.	ANTERO MIDSTREAM LLC	RECONCILIATION FOR CHANGE IN PIPELINE DIAMETER FROM 16" TO 20"	3-13-8 3-13-8.2 3-13-8.1	12/16/2014			RITCHIE
WV	ANKENEY, JOHN D. & SANDRA J.	ANTERO MIDSTREAM LLC	OPTION FOR TEMPORARY WARE YARD	1-9-32.1	11/2/2015			DODDRIDGE
WV	ANKENEY, JOHN D. & SANDRA J.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1-9-32.1	11/7/2015			DODDRIDGE
OH	GARDNER, MICHAEL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-013009.0000	10/22/2015			MONROE
OH	GARDNER, MICHAEL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	06-003002.30000 06-004001.0000 06-004006.0000 06-004007.0000 06-005003.0000 06-009007.0000	10/22/2015			MONROE
WV	TURNER, GERALD C. & JUANITA L. TURNER	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE COMPRESSOR SITE	8-19-8	11/13/2015			DODDRIDGE
WV	HORTON, JUDY A. & GREGORI, PETER A.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE COMPRESSOR SITE	1-15-20	11/17/2015			DODDRIDGE
OH	BLACKSTONE, JOHN M., ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-013014.0000	11/15/2015			MONROE
OH	BLACKSTONE, JOHN M., ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-013004.0000	11/15/2015			MONROE
WV	STOUT, RICHARD	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE COMPRESSOR SITE	1-13-1	11/21/2015			DODDRIDGE

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
WV	BAKER, JEFFERY & STEPHANIE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE COMPRESSOR SITE	6-6-2 6-6-14	11/22/2015			TYLER
WV	MOORE, THOMAS ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE COMPRESSOR SITE	6-8-20 6-11-9 6-11-9.1 6-11-10	11/13/2015			TYLER
OH	WEISS, DANIEL & JOYCE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	12-015026.0000	11/17/2015			MONROE
OH	WEISS, DANIEL & JOYCE	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-015026.0000	11/17/2015			MONROE
OH	SMEAL, ROBERT L.	ANTERO MIDSTREAM LLC	WAIVER, RELEASE & PERMISSION	12-008010.0000 37-00214.0000	11/10/2015			MONROE
OH	SMEAL, ROBERT L.	ANTERO MIDSTREAM LLC	WAIVER, RELEASE & PERMISSION	12-008010.0000 37-00214.0000	11/10/2015			MONROE
OH	HEADLEY, MARK E. & VALERIA K.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	21-012017	11/17/2015			MONROE
OH	MELLOTT, JAMES H., ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD AND WAREYARD AGREEMENT	12-008002.0000	10/22/2015			MONROE
OH	LANDEFELD, DAVID & JOYCE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	12-018015.0000	11/5/2015			MONROE
OH	MILLER, ANDREW E. & RACHEL D.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-008008	11/20/2015			MONROE
OH	LAFOLLETTE, ROBERT	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-011005.0000	11/12/2015			MONROE
OH	ROBINSON, MINNIE	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-012002.0000 22-013005.0000	11/11/2015			MONROE
OH	GARDNER, RONALD ET UX	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	06-005013	11/17/2015			MONROE
OH	INHERST, FLOYD A., ET UX	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	37-00377	11/13/2015			BELMONT
OH	HANEY, ROGER G. & DEBRA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-013011.0000	11/19/2015			MONROE

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
OH	MILHOAN, ANTHONY S. & KIMBERLY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	12-015016.0000 12-015003.0000	11/17/2015			MONROE
OH	WEISS, JASON D.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	12-015024.0000	11/20/2015			MONROE
OH	GERST, MARK A., ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	13-0050188.0000	11/19/2015	12/14/2015	275/411 #201500070918	NOBLE
OH	LONG, OMER EMERY, GARRISON EMERY, SHELVA JEAN	ANTERO MIDSTREAM LLC	FACILITY-UTILITY EASEMENT & WATER USE AGREEMENT	01-21193 01-21191 01-21192	11/23/2015			NOBLE
OH	MILLER, ANDREW E. & RACHEL D.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT, GENERAL PROPERTY DAMAGE WAIVER AND MEMORANDUM OF CONSIDERATION	12-008008.0000	11/5/2015			MONROE
OH	REUSSER, J & S FLP1	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	04-005007.0000 22-006010.0000	11/27/2015			MONROE
OH	STEVE & JANET BATES, TRUSTEES	ANTERO MIDSTREAM LLC	SURFACE FACILITY OPTION	01-21200.0000	11/24/2015			NOBLE
OH	CHAPMAN, BILLY & PATRICIA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-012007.0000	10/15/2015			MONROE
OH	BLOCK, ANN	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	12-007001	11/22/2015			MONROE
OH	STEVE & JANET BATES, TRUSTEES	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	01-0021200	11/24/2015			NOBLE
WV	MCGREW, SHARON WEEKLEY	ANTERO MIDSTREAM LLC	OPTION TO AGREEMENT TO PURCHASE CS	6-4-5 6-4-15 6-4-17	11/20/2015			TYLER
WV	D&M POWELL, LLC	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	3-19-31	12/4/2015	12/14/2015	364-522 #244524	DODDRIDGE
OH	BLACKSTONE, JOHN ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD AGREEMENT	22-013004	11/30/2015			LEWISVILLE
OH	POWELL, DONALD P. & LORA J.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	12-008014	12/2/2015			MONROE
OH	SCOTT, FRANKLIN S.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	20-016001.0000 20-016001.1000 20-016001.2000 20-016001.3000 20-016001.0000	11/20/2015			MONROE
OH	CHAPPELL, GEORGE E. & ARLENE R.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	37-001194	11/20/2015			BELMONT

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
OH	PIATT, THOMAS T. & RHONDA J.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	12-008009.0000 12-009006.0000	12/2/2015			MONROE
OH	KAISER, TIMOTHY O.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	04-005006.0000	12/2/2015			MONROE
OH	MATZ, DAVID AND TAMMY	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	06-005001.0000	11/18/2015			MONROE
WV	TURNER, STEVEN R. AND CHARLOTTE N.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	6-6-14.2	12/4/2015			TYLER
WV	CORDER, DONALD B. AND GREGORY, LINDA M.	ANTERO MIDSTREAM LLC	GENERAL PROPERTY DAMAGE WAVER AND RELEASE	6-11-2	12/12/2015			DODDRIDGE
WV	WELLS, BRYAN K. AND LISA A.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	3-19-4.5	11/19/2015			DODDRIDGE
OH	JOSEPH ANDREW DICK FAMILY PLANNING TRUST	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT EXECUTED ON SEPTEMBER 28,2015	22-011002.0000 22-012012.0000 22-012012.4000 22-012012.2000	11/20/2015			MONROE
WV	MAXWELL, JOHN & KIMBERLY	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	1-15-14 1-15-6.2 1-15-6.3 1-15-6.5	12/7/2015			DODDRIDGE
WV	BROOKS, JANICE K.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	6-4-3	12/9/2015			TYLER
WV	CHARITY GAS INC.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	10-5-16	12/4/2015			DODDRIDGE
WV	CHARITY GAS INC.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	2-10-13 2-10-14	12/4/2015			DODDRIDGE
OH	LAFOLLETTE, ROBERT	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	22-011005.0000	12/4/2015			MONROE
OH	LAFOLLETTE, ROBERT	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	22-011005.0000	12/4/2015			MONROE
OH	BRIAR BUSH FARMS, LLC	ANTERO MIDSTREAM LLC	MODIFICATION OPTION AND PERMANENT EASEMENT AGREEMENT	06-005004 06-006002	11/15/2015			MONROE
OH	PAULUS, VIVIAN	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	12-019005.0000	12/10/2015			MONROE
OH	LANDEFELD, DAVID AND JOYCE	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	12-019003.0000 12-019007.0000	12/10/2015			MONROE
OH	HOTHEM FAMILY PROPERTIES, LP	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	12-008006.0000	12/7/2015			MONROE

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
OH	HOTHEM FAMILY PROPERTIES, LP	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	12-007002.0000 12-007003.0000 12-008006.0000	12/7/2015			MONROE
OH	BROOKS, CHARLES L.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	04-005016 04-005005 04-018003	12/4/2015			MONROE
OH	HEADLEY, MARK & VALERIA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	21-012017.0000	11/17/2015			MONROE
OH	TRACY, KEVIN D. & KARLA M.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	01-0021201.000	12/7/2015			NOBLE
WV	HINZMAN, CECIL & MARILOU	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1-15-25.1 1-15-26	12/12/2015			DODDRIDGE
WV	WSD PROPERTIES DLLC	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	6-8-31 6-8-31.1 6-8-32	12/14/2015			TYLER
WV	HALL, GARY & KATHADINA	ANTERO MIDSTREAM LLC	RELEASE & WAIVER	1-12-31.1	9/27/2013			TYLER
OH	KACZMARCZYK, TERRY L., ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-013001.0000	12/5/2015			MONROE
WV	MCCRAY, JOSEPH	ANTERO MIDSTREAM LLC	RELEASE & WAIVER	1-11-11.1 1-12-31	12/20/2015			TYLER
WV	HILEY, ROGER L. & DANITA K.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	1-15-8	12/9/2015			DODDRIDGE
WV	LUOTTO, JOHN A.	ANTERO MIDSTREAM LLC	RELEASE & WAIVER	6-11-2	12/18/2015			DODDRIDGE
OH	WILLS, SHELBA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	20-015008.0000	12/18/2015			MONROE
OH	BYLER, JOSEPH E. AND SARAH D.	ANTERO MIDSTREAM LLC	MODIFICATION OF THE OF THE TEMPORARY WAREYARD FOR IN THE OPTION AGREEMENT FOR PERMANENT ACCESS ROADS AND TEMPORARY WAREYARDS	20-006014.0000 20-006015.0000 21-006023.0000	12/15/2015			MONROE
OH	YODER, ANDREW & LYDIANN	ANTERO MIDSTREAM LLC	RELEASE & WAIVER	12-006020	1/7/2016			MONROE
OH	MCCONNELL, KAYLEE	ANTERO MIDSTREAM LLC	OPTION EXTENSION TO PURCHASE CS	06-0050050.000 06-0070050.000 06-0080021.000	12/17/2015			MONROE
OH	ELSIE WOODS COMPANY LLC	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	06-005011.0000 06-005011.1000 06-005012.0000 06-005006.0000 06-001013.0000 06-005010.0000 06-005020.0000	12/4/2015			MONROE

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
OH	HUPP, ALBERT F., TRUSTEE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR SURFACE FACILITY EASEMENT AGREEMENT	07-006007.0000 07-001003.0000	12/18/2015			MONROE
OH	MILLER, ANDREW E.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR SURFACE FACILITY EASEMENT AGREEMENT	12-008008.0000	12/7/2015			MONROE
OH	MILLER, ANDREW E.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-008008.0000	12/7/2015			MONROE
OH	STEPEN, DALLAS AND RENNY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY WAREYARD	12-006001.000 12-007010.000	12/14/2015			MONROE
OH	STEPEN, DALLAS AND RENNY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	12-006001.000 12-007010.000	12/14/2015			MONROE
OH	STEPEN, DALLAS AND RENNY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-006001.000 12-007010.000	12/7/2015			MONROE
OH	KUHNS, ELMER A.	ANTERO MIDSTREAM LLC	MEMORANDUM OF CONSIDERATION FOR PERMANENT EASEMENT	1-006017.1000 21-006017.2000 21-006017.0000	12/10/2015			MONROE
WV	HINZMAN, CECIL A. & MARILOU	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE CS	1-15-26	12/18/2015			DODDRIDGE
WV	PIERCE, DALE & PAULETTE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT WATER	1-8-39	9/29/2015			DODDRIDGE
WV	PIERCE, DALE & PAULETTE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1-8-39	9/29/2015			DODDRIDGE
WV	SMITH, ANTHONY R. TABITHA	ANTERO MIDSTREAM LLC	RECONCILIATION FOR PERMANENT EASEMENT	1-9-32	10/6/2015			DODDRIDGE
WV	ANKENEY, JOHN D. & SANDRA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1-9-32.1	10/18/2015			DODDRIDGE
WV	ANKENEY, JOHN D. & SANDRA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT WATER	1-9-32.1	10/18/2015			DODDRIDGE
OH	BARKER, CARL L.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	06-005008.0000 06-005009.0000 06-005009.1000	11/13/2015			MONROE
WV	MOORE, THOMAS ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	6-11-9 6-11-9.1 6-11-10 6-8-20 6-8-22	11/13/2015			TYLER
WV	PHILLIPS, ROBERT EDWARD	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	1-12-7	10/1/2015			DODDRIDGE
WV	WILEY, TERRY LEE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1-3-4 1-3-4.1 1-7-4	1/2/2016			TYLER
WV	HILEY, ROGER L. & DANITA K.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	1-15-8	12/9/2015			DODDRIDGE
WV	BRIGHTWELL, RICHARD & BOBBIE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	6-8-33	12/31/2015			TYLER

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
WV	GODDARD, RANDY E	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	6-8-21	12/28/2015			TYLER
WV	ERLEWINE, RUTH R. & WILLIAM R.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6-4-23.3	12/28/2015			TYLER
WV	D & M POWELL, LLC	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT & TWO VALVE SITES	3-19-31	10/21/2015			DODDRIDGE
WV	LUOTTO, JOHN A.	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	6-11-2	12/18/2015	1/28/2016	366-132 #247103	DODDRIDGE
WV	COTTRILL, CHARLES ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT, TEMPORARY WARE YARD AND TIMBER	3-37-9	8/12/2015			RITCHIE
OH	POWELL, DONALD P. & LORA J.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	12-008014	12/9/2015			MONROE
OH	BURKHART, ELLIS	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	22-012004.0000 22-012004.1000	12/29/2015			NOBLE
OH	GALLAGHER, LARRY & JUDY	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	22-012013.0000	12/28/2015			NOBLE
OH	VARGO, EDWARD & MERRY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-006019.0000	1/9/2016			MONROE
WV	WEEKLEY, DAVID M., CHRISTOPHER C. & MARY LOU	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	10-20-3 10-20-8	12/29/2015			RITCHIE
WV	QUIMBY, FRANKLIN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3-37-5.1	1/7/2016			RITCHIE
WV	STINSON, JAMES & JODY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6-5-39	12/31/2015			TYLER
WV	ROBINSON, DONALD E & DEBORAH	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6-8-28	12/10/2016			TYLER
WV	ROBINSON, DONALD E & DEBORAH	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	6-8-2.4	1/21/2016			TYLER
WV	ROBINSON, DONALD E & DEBORAH	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6-8-2.4	12/5/2016			TYLER
WV	HOLTZ, FRANK AND DORIS	ANTERO MIDSTREAM LLC	CONSIDERATION FOR FOOTAGE SETTLEMENT RELEASE FOR ADDITIONAL FOOTAGE	8-12-2	1/1/2016			DODDRIDGE
WV	BAILEY, GERALD ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6-4-12 6-4-13 6-4-23.1	1/2/2016			TYLER

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
WV	CARSE, ROBERT SIBONEY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6-8-16	1/15/2016			TYLER
OH	BYLER, JOE & SARAH	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT ACCESS ROAD AGREEMENT	21-006027.0000	1/16/2016			MONROE
OH	KILBURN, DONALD & MARY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	12-013005.0000	1/16/2016			MONROE
OH	NORMAN, DEREK AND LOGAN	ANTERO MIDSTREAM LLC	CONSIDERATION FOR A GENERAL RELEASE, SPECIFICALLY FOR WATER PONDING AND WET GROUND IN MEADOWS	06-024003.0000 06-020006.0000 06-021005.0000				MONROE
WV	GREATHOUSE, JASON L.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6-8-27.1	1/9/2016			TYLER
WV	COTRILL, CHARLES & STELLA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	3-36-23 3-37-11	1/14/2016			RITCHIE
WV	SCOTT, ROGER & DONNA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	3-9-19	1/19/2016			RITCHIE
WV	STEWART, DAVID & DIANNA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1-3-8 1-3-9 1-3-10 1-3-11 2-29-12 6-6-10 6-6-11	1/18/2016			TYLER
WV	MCCRAY, JOSEPH	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	11-11-1 1-12-31	1/8/2015			TYLER
WV	UTT, JAMES M.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6-5-30 6-5-31 6-5-32 6-8-49	1/7/2016			TYLER
WV	FORSTER, ROBERT	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6-8-26	1/14/2016			TYLER
WV	ASH, GEROGE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1-17-13	1/15/2016			TYLER
WV	MACKAY, JACK D. & PEALE ANITA G.	ANTERO MIDSTREAM LLC	CONSIDERATION FOR TIMBER WAIVER & PERMISSION	3-37-3 3-37-3.2 3-37-10	1/18/2016			RITCHIE
WV	SINE, JAMES L.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6-8-29 6-8-30	1/15/2016			TYLER
OH	SWARTZENTRUBER, HARVEY & MARY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-008008.0000	1/13/2016			MONROE

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
WV	MEREDITH, ROY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1-17-2 1-17-2.1 1-17-2.3	1/28/2016			TYLER
WV	DAWSON, GARY D., ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1-12-28	1/13/2016			TYLER
WV	DAWSON, GARY D., ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1-11-18 1-12-25	1/13/2016			TYLER
WV	DAWSON, GARY D., ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1-15-26 1-15-27	1/13/2016			TYLER
WV	KUNGLE, BRYAN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1-11-17	1/7/2016			TYLER
WV	COLLEEN, ASH	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1-17-23	1/28/2016			TYLER
WV	JUDGE, DAVID	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6-8-27	1/26/2016			TYLER
WV	MIKE ROSS, INC.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1-15-24 1-15-24.1 3-4-21 3-4-21.1	1/15/2016			TYLER
WV	MCCLAIN, JOHN ET AL	ANTERO MIDSTREAM LLC	CONSIDERATION FOR GENERAL RELEASE, SPECIFICALLY FOR DISTURBANCE OF FENCING, SPOILS PILES/DEBRIS, AND MOWING	6-8-40	1/28/2016			DODDRIDGE
WV	D & M POWELL	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE	3-14-13 3-14-18	2/1/2016			RITCHIE
OH	WEHR, JOHN & ARLENE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	01-0021172 01-0021173	1/31/2016			NOBLE
OH	COOPER, SAMMY & MAUDINE	ANTERO MIDSTREAM LLC	GENERAL PROPERTY DAMAGE WAIVER AND RELEASE	05-0021179	1/10/2016			NOBLE
WV	FRIEND, RANDALL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1-8-38.2	2/3/2016			DODDRIDGE
WV	FRIEND, RANDALL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1-8-32.2	2/3/2016			DODDRIDGE
OH	ROBB, IVA K.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12-006015	2/1/2016			MONROE
OH	RUBEL, GARY & NANCY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	21-004002.0000 21-006026.0000	5/10/2015			MONROE

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
WV	WEESE, ROGER	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6-8-5 6-8-7 6-8-8 6-8-9 6-8-10	2/2/2016			TYLER
OH	BOST, CARLA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	22-12011.0000	2/7/2016			MONROE
WV	LASATER, JAMES D.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	3-4-19 3-4-30.1	1/28/2016			RITCHIE
WV	BYLER, JOE & SARAH	ANTERO MIDSTREAM LLC	MODIFICATION/ SUBSTITUTION OF PERMANENT ROAD ACCESS EXECUTED ON 1/16/2016	21-006013.0000	2/3/2016			MONROE
WV	DALLAS, STEPHEN AND RENNY S.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED ON 12/7/2015	12-006001.0000 12-007010.0000	2/1/2016			MONROE
OH	LYTLE, JAMES ET UX	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	36-21066.002, 36- 21067.001	9/28/2015	N/A	N/A	NOBLE
OH	CCLC PARTNERS	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	22-001002.000	9/28/2015	N/A	N/A	MONROE
OH	JANOSKO, JOHN	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	36-21067.000, 36- 21072.000	10/17/2015	N/A	N/A	NOBLE
OH	MUFFETT, TREY	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	36-21067.000, 36- 21066.000	10/28/2015	N/A	N/A	NOBLE
WV	MULLETT, ELIZABETH	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	1-8-24.2	11/4/2015	N/A	N/A	TYLER
WV	MULLETT, ELIZABETH	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	1-8-24.2	11/14/2015	N/A	N/A	TYLER
WV	MONROE, EDNA	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	48-1-8-5	12/2/2015	N/A	N/A	TYLER
WV	JACKSON, NORMAN	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	43-3-14-9.2	12/10/2015	N/A	N/A	RITCHIE
WV	MACKAY, JACK ET AL	ANTERO WATER LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	43-3-37-3	12/14/2015	N/A	N/A	RITCHIE
WV	ZINN ET AL	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT		12/17/2015	N/A	N/A	RITCHIE
WV	LUOTTO, JOHN	ANTERO WATER LLC	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	9-6-11-2	12/18/2015	N/A	N/A	DODDRIDGE
WV	BARNHART, HENRY	ANTERO WATER LLC	LEASED ACCESS ROAD	37-7-6-73, 37-7-6-72	12/22/2015	N/A	N/A	PLEASANTS
WV	MCDONALD, JAMES	ANTERO WATER LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	17-20-424-1	12/24/2015	N/A	N/A	HARRISON
WV	COASTAL RESOURCES	ANTERO WATER LLC	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	9-6-8-35	12/28/2015	N/A	N/A	DODDRIDGE
OH	BETTS TRUST	ANTERO WATER LLC	TEMPORARY WORKSPACE AGREEMENT	21-014008.000, 22- 002004.000	1/2/2016	N/A	N/A	NOBLE

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
WV	JACKSON, STEPHEN	ANTERO WATER LLC	EXTENSION OF THE TEMPORARY WATER LINE OPTION AND AGREEMENT	43-3-14-19	1/8/2016	N/A	N/A	RITCHIE
WV	MCDONALD, JAMES	ANTERO WATER LLC	TEMPORARY WORKSPACE(S) AGREEMENT	17-20-424-1	1/27/2016	N/A	N/A	HARRISON
WV	MCDONALD, JAMES	ANTERO WATER LLC	MODIFICATION OF THE TEMPORARY ACCESS ROAD	17-20-424-1	1/27/2016	N/A	N/A	HARRISON
WV	D&M POWELL	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	43-3-14-13, 43-3-14-18	2/1/2016	N/A	N/A	RITCHIE
WV	CDJJSRM LLC	ANTERO TREATMENT LLC	OPTION TO PURCHASE	3-32-1.1; 3-32-1.2	9/9/2015		340/674	RITCHIE
WV	FRIEND, ROBERT	ANTERO TREATMENT LLC	PROPERTY PURCHASE	1-8-38.2	9/11/2015		341/683	DODDRIDGE
WV	SEAGO, KATHY AND RICHARD WEIGLE, BRIAN AND STEVEN FORESTER, MICHELLE	ANTERO WATER LLC	TEMP ABOVE GROUND WATERLINE AGMT	2-27-10,21,22,23	9/24/2015	N/A	N/A	TYLER
WV	JAMES, JEFF	ANTERO WATER LLC	WATER IMPOUNDMENT	1-3-15	9/25/2015		364/129	DODDRIDGE
WV	JAMES, JEFF	ANTERO WATER LLC	WATER IMPOUNDMENT	1-3-15	9/25/2015		364/125	DODDRIDGE
WV	THE JOHN HILL REVOCABLE TRUST	ANTERO TREATMENT LLC	PROPERTY PURCHASE	1-8-38,38.1	10/9/2015		361/320	DODDRIDGE
WV	BEE, DORIS HILEMAN, DEBBIE	ANTERO WATER LLC	WATER IMPOUNDMENT	1-3-15	10/12/2015		364/113	DODDRIDGE
WV	BEE, DORIS HILEMAN, DEBBIE	ANTERO WATER LLC	WATER IMPOUNDMENT	1-3-15	10/12/2015		364/117	DODDRIDGE
WV	MCCULLOUGH, RICHARD	ANTERO WATER LLC	ACCESS ROAD AGMT	1-6-5	10/26/2015		364/681	DODDRIDGE
WV	FRAME, MARY E.	ANTERO TREATMENT LLC	PROPERTY PURCHASE	1-8-41	10/26/2015		362/9	DODDRIDGE
WV	WEEKLEY, MARY, DAVID, AND CHRIS	ANTERO WATER LLC	ACCESS ROAD AGREEMENT	10-14-19 10-20-3,7,8,10	10/29/2015		341/152	RITCHIE
WV	GESEK, ALBIN	ANTERO WATER LLC	ACCESS ROAD AGREEMENT	9-20-9,12	11/4/2015		341/150	RITCHIE
WV	ROBINSON, ANNE	ANTERO TREATMENT LLC	OPTION TO PURCHASE	1-8-19	12/22/2015		OUT FOR RECORDING	DODDRIDGE
WV	LOPEZ, JOSEPH AND JULIE	ANTERO TREATMENT LLC	OPTION TO PURCHASE	CENTRAL-8-45	1/19/2016		OUT FOR RECORDING	DODDRIDGE
OH	CAMPBELL, JAMIE A. EXECUTOR OF THE ESTATE OF VIRGLE L. WEBB	ANTERO WATER LLC	FWI	06-018003.0000	11/10/2015		322/8-9	MONROE
IKE & MIKE STATION
WV	MIKE ROSS, INC. & I.L. MORRIS	ANTERO MIDSTREAM LLC	MEMORANDUM OF SURFACE USE AGREEMENT	7-285-16	2/5/2010	2/19/2010	144/686	HARRISON

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
WEST UNION
WV	DORIS J. BEE AND DEBBIE HILEMAN, AS SECOND SUCCESSOR TRUSTEES OF THE LAWRENCE L. JAMES LIVING TRUST DATED JULY 18, 1996; AND WILLIAM PATRICK JAMES	ANTERO MIDSTREAM LLC	DEED AND AGREEMENT	1/6/2006	6/12/2014	6/27/2014	203880	DODDRIDGE
PENNINGTON NORTH STATION
WV	DEAN R. PENNINGTON AND MARTHA A. PENNINGTON	ANTERO MIDSTREAM LLC	DEED AND EASEMENT AGREEMENT	GRANT DIST., DODDRIDGE COUNTY, WV; TM/P: 16/21, 17/28, 20/1	8/15/2013	8/15/2013	311/117	DODDRIDGE
NORTH CANTON STATION
WV	SHAWN A. GLASPELL	ANTERO MIDSTREAM LLC	DEED	MCCLELLAN DIST., DODDRIDGE CO., WV; TM/P: 11/34	10/14/2013	10/17/2013	315/497	DODDRIDGE
WV	JOHN H. MCCLAIN	ANTERO MIDSTREAM LLC	DEED	MCCLELLAN DIST., DODDRIDGE CO., WV; TM/P: 11/25, 26, AND 26.1	10/14/2013	10/21/2013	316/389	DODDRIDGE
NEW MILTON STATION
WV	JOHN H. MCCLAIN, ROGER A. MCCLAIN, II, ROGER A. MCCLAIN, BY BRYAN E ASH, HIS ATTORNEY-IN- FACT, AND STACY L. MCCLAIN, II	ANTERO MIDSTREAM LLC	DEED AND EASEMENT AGREEMENT	NEW MILTON DIST., DODDRIDGE CO., WV; TM/P: 8/40	7/19/2013	7/19/2013	310/263	DODDRIDGE
WHITE OAK STATION
WV

MARY FRANCES HARMS, NANCY LOUISE ANTILL, TIMOTHY R. O’NEILL, KATHLEEN R. HOOVEN, SHARON S. O’NEILL (FORMERLY KNOWN AS SHARON S. O’NEILL STAINKEN), KARAH LEIGH LOFTIN, KELCIE JANEEN LOFTIN, DANIEL J. O’NEILL, ROMARLO, LLC, A GEORGIA LIMITED LIABILITY COMPANY, SEAN T. O’NEILL AND THE O’NEILL FAMILY TRUST, BY BETTY O’NEILL NEWSOM AND DANIEL J. O’NEILL, ITS TRUSTEES; C/O DANIEL J. O’NEILL

		ANTERO MIDSTREAM LLC	DEED AND EASEMENT AGREEMENT	UNION DIST., RITCHIE CO., WV; TM/P: 14/10; 14/13.1; 14/3	5/23/2012	6/28/2012	316/981	RITCHIE

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
MOUNTAIN STATION
WV	HATTIE MARKLE JONES	ANTERO MIDSTREAM LLC	DEED	MEADE DIST., TYLER CO., WV; TM/P: 15/5	10/23/2013	10/25/2013	429/763	TYLER
EDNA MONROE STATION
WV	EDNA MONROE	ANTERO MIDSTREAM LLC	DEED	1-8-3.4	2/17/2014	2/27/2014	437/803	TYLER
NICHOLS STATION
WV	JERRY L. NICHOLS	ANTERO MIDSTREAM LLC	DEED	1-6-24 (AND P/O 23)	5/29/2014	5/29/2014	330/187	DODDRIDGE
TAMELA STATION
WV	TAMELA A. SMITH	ANTERO MIDSTREAM LLC	DEED	1-2-6	9/19/2014	9/22/2014	335/502	DODDRIDGE
WEST MOUNTAIN STATION
WV	DENNIS R. BLANKENSHIP	ANTERO MIDSTREAM LLC	DEED	3-13-8, 3-13-8.1	8/29/2014	9/5/2014	330/941	RITCHIE
UNDERWOOD STATION
WV	RAYMOND V. UNDERWOOD, DAVID S. WILLIAMS, JONATHAN W. WILLIAMS, MARTIN L. WILLIAMS, SAMUEL F. WILLIAMS, SANDRA L. STAYMATE	ANTERO MIDSTREAM LLC	LEASE AGREEMENT	1-4-12	8/17/2015	N/A	N/A	TYLER
WV	RAYMOND V. UNDERWOOD, DAVID S. WILLIAMS, JONATHAN W. WILLIAMS, MARTIN L. WILLIAMS, SAMUEL F. WILLIAMS, SANDRA L. STAYMATE	ANTERO MIDSTREAM LLC	MEMORANDUM OF LEASE AGREEMENT	1-4-12	8/17/2015	8/27/2015	499/131	TYLER
WV	ROBERT RIPLEY	ANTERO MIDSTREAM LLC	DEED	1-4-6.2	8/14/2015	8/18/2015	498/180	TYLER
LAFFERTY STATION
WV	JAMES M. LAFFERTY	ANTERO MIDSTREAM LLC	DEED	10-4-1	2/1/2016	2/1/2016	342/257	RITCHIE
MAXWELL STATION
WV	JOHN J. MAXWELL AND KIMBERLY MAXWELL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT	1-15-14, 1-15-6.2, 1-15- 6.3, 1-15-6.5	12/7/2015	N/A	N/A	DODDRIDGE
MIDDLEBOURNE III STATION
WV	WSD PROPERTIES DLLC	ANTERO MIDSTREAM LLC	OPTION AGREEMENT	6-8-32, 6-8-31, 6-8-31.1	12/14/2015	N/A	N/A	TYLER
REUSSER STATION
OH	LYNN REUSSER AND YVONNE REUSSER	ANTERO MIDSTREAM LLC	GENERAL WARRANTY DEED	20-014002	3/8/2013	3/15/2013	238/112	MONROE
MILLER STATION
OH	RAYMOND F. MILLER AND SALOMA J. MILLER	ANTERO MIDSTREAM LLC	GENERAL WARRANTY DEED	21-008021, 21-009027	9/24/2014	9/26/2014	284/754	MONROE

LOC	GRANTOR	GRANTEE	AGREEMENT	PARCEL TAX ID	EX'ON	RECORDING DATE	BK/PG/ INSTRUMENT	COUNTY
LONG STATION
OH	OMER LONG, SHELVA JEAN EMERY, GARRISON EMERY, EDNA LONG	ANTERO MIDSTREAM LLC	LEASE AGREEMENT	01-0021191.000, 01- 0021192.000, 01- 0021193.000	2/4/2015	N/A	N/A	NOBLE
OH	OMER LONG, SHELVA JEAN EMERY, GARRISON EMERY, EDNA LONG	ANTERO MIDSTREAM LLC	MEMORANDUM OF LEASE AGREEMENT	01-0021191.000, 01- 0021192.000, 01- 0021193.000	2/4/2015	2/13/2015	261/571	NOBLE
OH	LIBERTY BELL ACRES, LLC	ANTERO MIDSTREAM LLC	ACCESS ROAD EASEMENT AND SURFACE USE COMPENSATION AGREEMENT	01-0022196.000	12/2/2014	N/A	N/A	NOBLE
OH	LIBERTY BELL ACRES, LLC	ANTERO MIDSTREAM LLC	MEMORANDUM OF ACCESS ROAD EASEMENT AND SURFACE USE COMPENSATION AGREEMENT	01-0022196.000	12/2/2014	N/A	N/A	NOBLE
OH	LIBERTY BELL ACRES, LLC	ANTERO MIDSTREAM LLC	MODIFICATION OF ACCESS ROAD EASEMENT AND SURFACE USE COMPENSATION AGREEMENT	01-0022196.000	4/22/2015	N/A	N/A	NOBLE
LILY STATION
OH	JAMES S. OLEE	ANTERO MIDSTREAM LLC	GENERAL WARRANTY DEED	34-0021328.000, 34- 0050148.000, 34- 0050149.000	10/2/2015	10/5/2015	272/480	NOBLE
MADISON STATION
OH	JOYCE LANDEFELD, DUANE LANDEFELD, BARBARA J. LANDEFELD, DAVID LANDEFELD, SR.	ANTERO MIDSTREAM LLC	OPTION TO LEASE	12-012002.000, 12- 019008.000	6/23/2015	N/A	N/A	MONROE
OH	JOYCE LANDEFELD, DUANE LANDEFELD, BARBARA J. LANDEFELD, DAVID LANDEFELD, SR.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE	12-019008.000	9/21/2015	N/A	N/A	MONROE
OH	VIVIAN PAULUS	ANTERO MIDSTREAM LLC	OPTION TO LEASE	12-019005.000	7/10/2015	N/A	N/A	MONROE
EVELYN STATION
OH	KAYLEE MCCONNELL	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE AGREEMENT	06-0050050, 06- 0070050, 06-0080021, 06-0080020	7/31/2014	N/A	N/A	MONROE

Annex 1 Cont’d.

(Antero Treatment Assets)

Treatment Property Rights to be Assigned

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	Sandstrom Facility Sandstrom	Sandstrom, James	Antero Resources Corporation	Warranty Deed	3/11/2015	1-8-22.1 1-8-23.1	3/11/2015	223/241	DODDRIDGE
WV	Sandstrom Facility Hill Trust	Hill Trust	Antero Resources Corporation	Option to Purchase Agreement	6/29/2015	1-8-38 1-8-38.1	N/A	N/A	DODDRIDGE
WV	Sandstrom Facility Frame	Frame, Mary	Antero Resources Corporation	Option to Purchase Agreement	6/29/2015	1-8-41	N/A	N/A	DODDRIDGE
WV	Sandstrom Facility Cogar/Flanigan	Flanagan, Carol; Cogar, Carol	Antero Resources Corporation	Option to Purchase Agreement	6/17/2015	3-31-1	N/A	N/A	RITCHIE
WV	Sandstrom Facility Heartwood Forestland Fund IV	Heartwood Forestland Fund IV	Antero Resources Corporation	Option to Purchase Agreement	8/20/2015	3-31-11 3-31-6	N/A	N/A	DODDRIDGE

Treatment Property Rights

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	Sandstrom Facility Sandstrom	Friend II, Robert Arthur	Antero Treatment LLC	Deed	9/9/2015	(Central District) 1- 8-38.2	N/A	N/A	DODDRIDGE

(Antero Water Assets)

Non-Hydrocarbon Systems

Any systems held for the gathering or transportation of water, carbon dioxide or other non-hydrocarbons, or the treatment,

transportation, handling or disposal of waste water or other fluid waste in the following counties and states:

Doddridge County, WV;

Harrison County, WV;

Tyler County, WV;

Ritchie County, WV;

Pleasants County, WV;

Monroe County, OH;

Noble County, OH;

Guernsey County, OH;

Belmont County, OH;

Harrison County, OH.

US 3796096

Water Easements

Water Only Easements

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	WILLS CREEK	ELLISON, BARBARAJ.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	6/13/2013	31-0000052.000	2/13/2014	513/536-539 #201400001406	NOBLE
OH	WILLS CREEK	ELLISON, BARBARAJ.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/7/2013	31-0000052.000	2/13/2014	513/528	NOBLE
OH	WILLS CREEK	HALL, TIMOTHY & JULIA S.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/13/2013	31-0000426.000	2/13/2014	513/518-524 #201400001403	NOBLE
OH	WILLS CREEK	HALL, TIMOTHY & JULIA S.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	3/14/2013	31-0000426.000	2/13/2014	513/525-527 #201400001404	NOBLE
OH	WILLS CREEK	HILL, JEFFREY SCOTT & TAMMY Y., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/12/2013	37-21308.000			NOBLE
OH	WILLS CREEK	HILL, JEFFREY SCOTT & TAMMY Y., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/12/2013	37-29074.000 37-21318.000 37-11295.000			NOBLE
OH	WILLS CREEK	HILL, JEFFREY SCOTT, TRUSTEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/12/2013	37-11304.001			NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	WILLS CREEK	RICH,DONALD & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	6/18/2013	37-0011311.000	2/13/2014	241/132-137 #201400063625	NOBLE
OH	WILLS CREEK	RICH,DONALD & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	6/18/2013	37-0011311.000	2/13/2014	241/138-141 #201400063626	NOBLE
OH	WILLS CREEK	RICH,DONALD & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/15/2013	37-11311	2/13/2014	241/124	NOBLE
OH	WILLS CREEK	SAYRE, DWAYNE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	4/20/2013	37-0011328.000	7/26/2013	227/928-934 #201300060433	NOBLE
WV	BONNELL TO WOLF PEN	BOW, CHARLES T.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/26/2013	6-2-12			DODDRIDGE
WV	BONNELL TO WOLF PEN	BOWYER, NORMA SUE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/9/2013	6-8-5			DODDRIDGE
WV	BONNELL TO WOLF PEN	COMSTOCK/SILVESTR E TRUSTS	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/18/2013 4/26/2013	6-8-39			DODDRIDGE
WV	BONNELL TO WOLF PEN	DAVIS, DOROTHY ETAL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/10/2013	6-4-38			DODDRIDGE
WV	BONNELL TO WOLF PEN	DEVOL, NORMAN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/27/2013	6-8-41			DODDRIDGE
WV	BONNELL TO WOLF PEN	KEPLINGER, DALE AND MELISSA	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/27/2013	6-8-17			DODDRIDGE
WV	BONNELL TO WOLF PEN	LOWTHER, KENNETH ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	6/23/2013	6-8-4			DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	CANTON WATER	BAKER, MARTY ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY EASEMENT AGREEMENT	7/7/2014	3-2-2	N/A	N/A	DODDRIDGE
WV	CANTON WATER	BLAND, ROBERT ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS AGREEMENT	10/28/2013	6-2-2	N/A	N/A	DODDRIDGE
WV	CANTON WATER	CHESTNUT GROVE CHRISTIAN CHURCH	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/2/2013	3-5-30 3-5-30.1	8/19/2013	311/213 #181742	DODDRIDGE
WV	CANTON WATER	FRASHURE, CLYDE RYAN JR	ANTERO RESOURCES CORPORATION	PERMANENT AGREEMENT	9/12/2013	3-16-1 3-16-4	1/2/2014	319/408 #190093	DODDRIDGE
WV	CANTON WATER	FRASHURE, CLYDE RYAN JR	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE	10/3/2013	3-16-1 3-16-4	N/A	N/A	DODDRIDGE
WV	CANTON WATER	FRASHURE, CLYDE RYLAN, JR.	ANTERO RESOURCES CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	3/15/2013	3-16-4 3-16-1	9/12/2013	312/581 #183049	DODDRIDGE
WV	CANTON WATER	HAMILTON, GARY L.	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE AGREEMENT	11/8/2013	5-10-4	N/A	N/A	DODDRIDGE
WV	CANTON WATER	HAMILTON, GARY L.	ANTERO RESOURCES CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	11/8/2013	5-20-15	N/A	N/A	TYLER
WV	CANTON WATER	HAUG, ROBERT ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/9/2013	8-9-2	8/7/2014	332/339 #206962	DODDRIDGE
WV	CANTON WATER	HAYDUK, ELIZABETH	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT FOR HWY CROSSING	9/6/2013	3-16-15	8/18/2014	332/511 #207904	DODDRIDGE
WV	CANTON WATER	JORDAN FAMILY TRUST	ANTERO RESOURCES CORPORATION	VALVE SITE	3/28/2013	3-5-7; 3-5-8	9/9/2013	312/319 #182764	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	CANTON WATER	JUDITH A. NOLL	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE	10/1/2013	3-13-28	N/A	N/A	DODDRIDGE
WV	CANTON WATER	LEATHERMAN, DELBERT E.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/6/2013	3-16-15	8/18/2014	332/511 #207904	DODDRIDGE
WV	CANTON WATER	LEATHERMAN, DONNA	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT FOR HWY CROSSING	9/6/2013	3-16-15	8/18/2014	332/511 #207904	DODDRIDGE
WV	CANTON WATER	LEATHERMAN, MICHAEL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT FOR HWY CROSSING	9/6/2013	3-16-15	8/18/2014	332/511 #207904	DODDRIDGE
WV	CANTON WATER	MILLER, DOUG ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/18/2013	8-9-3	12/6/2013	318/564 #188593	DODDRIDGE
WV	CANTON WATER	MOORE, DWIGHT ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE AGREEMENT	9/1/2013	8-9-6	N/A	N/A	DODDRIDGE
WV	CANTON WATER	PENNINGTON, DEAN & MARTHA	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/30/2013	3-16-21	PENDING	PENDING	DODDRIDGE
WV	CANTON WATER	RILL, ELWOOD & ELIZABETH	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/31/2013	6-1-3 6-1-4	PENDING	PENDING	DODDRIDGE
WV	CANTON WATER	STANLEY, TOBEY	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE	10/1/2013	3-6-18.1	N/A	N/A	DODDRIDGE
WV	CANTON WATER	SULLIVAN, J NELSON ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/9/2013	3-17-17	1/2/2014	319/443 #190108	DODDRIDGE
WV	CANTON WATER	YERKEY, RONALD	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE	10/10/2013	3-9-3 3-9-4 3-9-19 3-9-9	N/A	N/A	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	CANTON WATER CA NTON NORTH	JONES, RONALD R., SR. ET AL	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE	8/17/2013	5-17-12 5-17-13	1/2/2014	434/180 #81797	TYLER
WV	CHARLENE WATER	JACKSON, KENNETH ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/23/2012	3-19-9.1			RITCHIE
WV	EDWIN LATERAL WATER	MACKAY, EDWIN ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/6/2013	3-37-3			RITCHIE
WV	EDWIN LATERAL WATER	WILLIAMS, EDWIN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/3/2013	3-37-5			RITCHIE
WV	HARTLEY WATER	HARTLEY. DAVID	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/6/2013	6-12-21 6-12-23 6-12-27			TYLER
WV	HWY 50 XING CANTON WATER	BALLENGER, JAMES M., ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE	10/22/2013	8-16-5 8-16-6 8-17-2 8-17-2.1	N/A	N/A	DODDRIDGE
WV	HWY 50 XING CANTON WATER	LAW, RONALD L.	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS	9/27/2013	6-2-1	N/A	N/A	DODDRIDGE
WV	HWY 50 XING CANTON WATER	RACE, FRANK W., ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE	8/22/2013	8-13-18	N/A	N/A	DODDRIDGE
WV	HWY 50 XING CANTON WATER	RILL, ELWOOD P., ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/31/2013	6-1-3 6-1-4	10/2/2014	336/89 #212302	DODDRIDGE
WV	HWY 50 XING CANTON WATER	BALLENGER, JAMES ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/21/2013	8-16-5 8-16-6 8-17-2 8-17-2.1	2/26/2014	321/236 #194165	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	HWY 50 XING CANTON WATER	BLAND, JAMES ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS AGREEMENT	3/30/2012	3-16-15.2	12/9/2013	318/647 #188832	DODDRIDGE
WV	HWY 50 XING CANTON WATER	BLAND, JAMES ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/6/2012	3-16-15.2	PENDING	PENDING	DODDRIDGE
WV	HWY 50 XING CANTON WATER	COTTRILL, TIMOTHY ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/24/2013	8-13-15	2/26/2014	321/250	DODDRIDGE
WV	HWY 50 XING CANTON WATER	HALL DRILLING, LLC	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/12/2013	8-13-16.3	10/2/2014	336/70 #212299	DODDRIDGE
WV	HWY 50 XING CANTON WATER	LAW, RONALD	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/8/2013	6-2-1	2/19/2014	321/161 #193872	DODDRIDGE
WV	HWY 50 XING CANTON WATER	RACE, FRANK ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/21/2013	8-13-18	12/9/2013	318/627 #188822	DODDRIDGE
WV	HWY 50 XING CANTON WATER	WASMER, RODNEY	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/14/2013	8-13-16.5	PENDING	PENDING	DODDRIDGE
WV	HWY 50 XING CANTON WATER	WASMER, SEAN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/14/2013	8-13-17	PENDING	PENDING	DODDRIDGE
WV	HWY 50 XING CANTON WATER	BLAND, JAMES ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE AGREEMENT	12/13/2013	3-16-15.2	N/A	N/A	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	HWY 50 XING CANTON WATER	LEATHERMAN, MICHAEL ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	12/11/2013	3-16-15	N/A	N/A	DODDRIDGE
WV	HWY 50 XING CANTON WATER	LEATHERMAN, MICHAEL ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE AGREEMENT	12/11/2013	3-16-15	N/A	N/A	DODDRIDGE
WV	HWY 50 XING CANTON WATER	LEATHERMAN, DELBERT E. & DONNAM.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/6/2013	3-16-15	8/18/2014	332/511 #207904	DODDRIDGE
WV	HWY 50 XING CANTON WATER	LEATHERMAN, DELBERT E. & DONNAM.	ANTERO RESOURCES CORPORATION	PERMANENT ACCESS ROAD	8/19/2014	3-16-15			DODDRIDGE
WV	HWY 50 XING CANTON WATER	WALLS, TERRY ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/6/2013	8-9-4.1	12/9/2013	318/634 #188824	DODDRIDGE
WV	HWY 50 XING CANTON WATER	BOWYER, DAVID	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/11/2013	3-16-14			DODDRIDGE
WV	HWY 50 XING CANTON WATER	BOWYER, DAVID	ANTERO RESOURCES CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	9/11/2013	3-16-14	N/A	N/A	DODDRIDGE
WV	HWY 50 XING CANTON WATER	JETT, GLORIA J.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/26/2013	3-16-19	OPTION ONLY	OPTION ONLY	DODDRIDGE
WV	HWY 50 XING CANTON WATER	STRICKLING, JOHN P., ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT FOR HWY CROSSING	9/16/2013	8-13-16.1	10/2/2014	336/78 #212300	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	M.I.C TO NALLEY	FOSTER, YVONNE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	2/15/2014	3-5-3			DODDRIDGE
WV	DOTSON TO MCGILL WATER	DOTSON, ALLEN ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/29/2013	1-9-23			DODDRIDGE
WV	MIDDLE ISLAND CR	BISHOP, VELDA M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/12/2012	3-4-35	PENDING	PENDING	RITCHIE
WV	MIDDLE ISLAND CR	BISHOP, VELDA M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/12/2012	3-4-35	3/25/2014	327/123 #201400001561	RITCHIE
WV	MIDDLE ISLAND CR	HADLEY, LARRY F. ET UX	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	2/9/2013	1-5-12	N/A	N/A	TYLER
WV	MIDDLE ISLAND CR	HADLEY, LARRY F. ET UX	ANTERO RESOURCES CORPORATION	OPTION AND PERMANENT EASEMENT AGREEMENT	2/9/2013	1-5-12	N/A	N/A	TYLER
WV	MIDDLE ISLAND CR	JONES, LEWIS G.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/12/2012	3-4-35.1	3/25/2014	327/104 #201400001558	RITCHIE
WV	MIDDLE ISLAND CR	MAHONEY, JAMES D.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT 12/19/2012. MODIFICATION 3/8/2014.	3/8/2014	3-9-1	3/25/2014	327/74 #201400001554	RITCHIE
WV	MIDDLE ISLAND CR	SCHRIVER, WILLIAM E.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/12/2012	3-4-36	9/4/2014	330/894 #20144670	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	MIDDLE ISLAND CR	SCOTT ROGER L. & DONNA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/7/2012	3-9-19	3/25/2014	327/65 #201400001553	TYLER
WV	MIDDLE ISLAND CR	UNDERWOOD RALPH JR., ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	4/27/2013	1-15-25	N/A	N/A	TYLER
WV	MOORE AND CANTON WATER	BLAND, JAMES ET UX AND HASS, RONALD ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AGREEMENT	3/30/2012	3-16-15.2	4/27/2012	299/437 #162235	DODDRIDGE
WV	MOORE AND CANTON WATER	FRASHURE, CLYDE RYLAN, JR.	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS AGREEMENT	2/15/2012	3-16-4	3/28/2012	297/529 #161368	DODDRIDGE
WV	MOORE AND CANTON WATER	GRIM, TERRY L. & KATE R., H/W	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	5/27/2013	3-16-6 3-16-5	2/19/2014	321/157 #193869	DODDRIDGE
WV	MOORE AND CANTON WATER	HOLDEN, PRESTON THEODORE, JR. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	8/9/2013	3-16-13	1/2/2014	319/433 #190105	DODDRIDGE
WV	MOORE AND CANTON WATER	JETT, GLORIA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	6/25/2013	3-16-19	3/28/2012	297/563#161374	DODDRIDGE
WV	MOORE AND CANTON WATER	JETT, GLORIA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	6/25/2013	3-16-19	1/2/2014	319/429 #190102	DODDRIDGE
WV	MOORE AND CANTON WATER	MERRITT, VIRGINIAM.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	5/12/2013	3-16-4.2	1/2/2014	319/419 #190097	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	MOORE AND CANTON WATER	MOORE, DWIGHT E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	4/8/2012	3-13-17 3-13-21 3-13-22 8-9-6	9/4/2013	312/214 # 182517	DODDRIDGE
WV	MOORE AND CANTON WATER	MOORE, DWIGHT E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	10/9/2012	3-13-17 3-13-21 3-13-22 8-9-6	11/5/2013	316/623 #186377	DODDRIDGE
WV	MOORE AND CANTON WATER	NOLL, JUDITH A.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	3/29/2013	3-13-38	9/11/2013	312/463 #182976	DODDRIDGE
WV	MOORE AND CANTON WATER	UNDERWOOD, ROGER ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	4/8/2013	3-13-29	9/19/2013	313/327 #183441	DODDRIDGE
WV	MOORE CANTON TO MELODY	COSTILOW, CHARLES	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	6/29/2013	3-5-6			DODDRIDGE
WV	MOORE CANTON TO MELODY	JORDAN FAMILY PARTNERSHIP	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/30/2013	3-5-7 3-5-8 3-5-15			DODDRIDGE
WV	MOORE CANTON TO MELODY	LORKOVICH, LEONA ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/10/20132	3-5-2			DODDRIDGE
WV	RICHARDS WATER LINE	PENNINGTON, DEAN & MAUREEN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	6/28/2013	6-11-3			DODDRIDGE
WV	ZINNIA	CLARK, ROSALIE	ANTERO RESOURCES APPALACHIAN CORPORATION	RIGHT-OF-WAY AGREEMENT	6/12/2013	4-4-26	3/5/2014	321/414 #194707	DODDRIDGE
WV	ZINNIA	MCCLAIN, ROGER A.	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS AGREEMENT	7/19/2013	6-8-40	N/A	N/A	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	GRIMM TO CAMPBELL WATER	GRIMM, BARRY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/5/2012	10-9-17			RITCHIE
WV	GRIMM TO CAMPBELL WATER	O'NEIL FAMILY TRUST	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	12/15/2012	10-14-3 10-14-3.1 10-14-10			RITCHIE
OH	MONROE LATERAL	KLINKENBERG, CHARLES	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ABOVE GROUND WATER LINE	6/21/2013	21-0080140.000	3/11/2014	267/306-312 201400073986	MONROE
OH	MONROE LATERAL	KLINKENBERG, CHARLES	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ABOVE GROUND WATER LINE	6/21/2013	21-0080140.000			NOBLE
OH	MUSKINGU M ABOVE GROUND H2O	CRUM, FORAKER	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT AND OPTION	6/1/2013	31-0021106 31-0051218			NOBLE
OH	MUSKINGU M ABOVE GROUND H2O	CRUM, FORAKER	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	6/1/2013	31-0021106 31-0051218			NOBLE
OH	MUSKINGU M ABOVE GROUND H2O	FARRAH, DAVID	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/18/2013	31-0021142.001			NOBLE
OH	MUSKINGU M ABOVE GROUND H2O	FARRAH, DAVID	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/18/2013	31-0021142.001			NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	MUSKINGU M ABOVE GROUND H2O	OLIVER, KENNETH	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/17/2013	31-0021104			NOBLE
OH	MUSKINGU M ABOVE GROUND H2O	OLIVER, KENNETH J.	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/17/2013	31-0021104			NOBLE
OH	MUSKINGU M ABOVE GROUND H2O	ROYER, SAMUEL III	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/12/2013	31-0021114			NOBLE
OH	MUSKINGU M ABOVE GROUND H2O	ROYER, SAMUEL T. III	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/12/2013	31-0021114			NOBLE
OH	MUSKINGU M ABOVE GROUND H2O	STACK, DEAN O.	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/10/2013	31-0021145			NOBLE
OH	MUSKINGU M ABOVE GROUND H2O	STACK, DEAN O.	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/10/2013	31-21145			NOBLE
OH	MYRON	Ian Rolfe Frakes	ANTERO RESOURCES CORPORATION	Temp Above Ground Waterline Agmt	12/5/2013	31-21237	2/24/2014	437-715	NOBLE
WV	CHARLENE	HURST, JEFFERY AND BRENDA	ANTERO RESOURCES CORPORATION	TEMPORARY ABOVEGROUND WATER LINE	11/18/2013	3-14-11			RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	CHARLENE WATER	BUTCHER, FLOYD ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/1/2014	3-14-11.10			RITCHIE
WV	DIANE DAVIS	Jonathan L. Davis and Louella d. Davis	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	6/12/2013	1-7-1	NA	NA	DODDRIDGE
WV	MCGILL	LEWIS, ALBERT LAYTON	ANTERO RESOURCES CORPORATION	TEMPORARY ABOVE GROUND WATER LINE	12/6/2013	1-10-18.1	N/A	N/A	DODDRIDGE
WV	MCGILL	LEWIS, ALBERT LAYTON	ANTERO RESOURCES CORPORATION	TEMPORARY ABOVE GROUND WATER LINE	12/6/2013	1-10-18.1			DODDRIDGE
WV	MCGILL	MOORE, DARRELL A.	ANTERO RESOURCES CORPORATION	TEMPORARY ABOVE GROUND WATER LINE	11/19/2013	1-10-20	N/A	N/A	DODDRIDGE
WV	MCGILL	MOORE, DARRELL A.	ANTERO RESOURCES CORPORATION	TEMPORARY ABOVEGROUND WATER LINE	11/19/2013	1-10-20			DODDRIDGE
WV	TOMS FORK	ADRIAN, GEORGE W., ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AGREEMENT	10/28/2013	6-3-6	N/A	N/A	DODDRIDGE
WV	VOGT WATER	COTTRILL, BRENT S. & LAURA M	ANTERO RESOURCES APPALACHIAN CORPORATION	ABOVE GROUND WATER	6/13/2012	1-6-43 1-7-20	N/A	N/A	DODDRIDGE
WV	HURST 21	Ronald C Fragmin	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT WATER LINE AGREEMENT	1/28/2013	20-404-39	2/21/2013	1505/790	HARRISON

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	McDonald WW	Brenda and Thomas Tuckwiller	ANTERO RESOURCES CORPORATION	Extension of Temporary Pumping Area Agmt	9/17/2014	20-424-16	NA	NA	HARRISON
WV	Marsden Water Impoundment	Richard and Wilma Marsden	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation Agmt	5/20/2014	4-4-16	7/23/2014	331-436	DODDRIDGE
WV	WEST FORK	William McDonald	ANTERO RESOURCES CORPORATION	Water WD Agreement	3/12/2014	20-424-002	5/21/2014	1533-1207	HARRISON
WV	SPIKER FWI	George W Adrian, Nelson W Ellmore & Donna J Ellmore, Larry A Bassett & Cynthia E Bassett, Paul S Crowley & Rhema M Crowley, and Ronnie Yopp	ANTERO RESOURCES CORPORATION	Water Impoundment Agreement	3/10/2014	1.1.3	1/21/2014	435-472;435-488;435- 484;435-480;435-476	DODDRIDGE
WV	PIERPOINT	Betty Weese	ANTERO RESOURCES CORPORATION	Temp Above Ground Waterline Agmt	1/22/2014	1-4-9	NA	NA	TYLER
WV	PIERPOINT SWL	Roger and Sandy Weese	ANTERO RESOURCES CORPORATION	Water WD and Temp Waterline Agreement Option	1/20/2014	1-4-4/5	12/5/2013	318-452	HARRISON
WV	BONNELL TO SWISHER	Dennis and Laura Cottrill	ANTERO RESOURCES CORPORATION	Temp Above Ground WL AG	12/13/2013	13-2	NA	NA	DODDRIDGE
WV	BONNELL TO SWISHER	Laura Hurst Nestor	ANTERO RESOURCES CORPORATION	Temp Above Ground WL AG	12/13/2013	12-7	NA	NA	DODDRIDGE
WV	Marsden to Plaugher	Carolyn Plaugher	ANTERO RESOURCES CORPORATION	Temp Above Ground WL AG	11/20/2013	4-6	NA	NA	HARRISON
WV	Salem to Varner West	Black Rock Enterprises	ANTERO RESOURCES CORPORATION	Temp Above Ground WL AG	10/18/2013	302-78 302-51	NA	NA	HARRISON

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	Salem to Varner West	Lyle and Betty Benedum	ANTERO RESOURCES CORPORATION	Temp Above Ground WL AG	10/18/2013	322-6 322-2	NA	NA	HARRISON
WV	SPIKER FWI	Sue Ann Spiker and John Spiker	ANTERO RESOURCES CORPORATION	Water Impoundment Agreement	10/15/2013	1-3	1/21/2014	435-470	DODDRIDGE
WV	Salem to Varner West	Anthony Feathers	ANTERO RESOURCES CORPORATION	Temp Above Ground WL AG	9/26/2013	321-30	NA	NA	HARRISON
WV	Salem to Varner West	Daniel and Rachel Tucker	ANTERO RESOURCES CORPORATION	Temp Above Ground WL AG	9/24/2013	321-19	NA	NA	HARRISON
OH	LASKO SFWI	Timothy George Lasko	ANTERO RESOURCES CORPORATION	Water Impoundment Agreement	9/23/2013	31-00244, 31-00246	12/10/2013	510/2253-2254	GUERNSEY
WV	Salem to Varner West	Frank and Martha Brunetti	ANTERO RESOURCES CORPORATION	Temp Above Ground WL AG	9/11/2013	302-61 302-66 302-65	NA	NA	HARRISON
WV	Salem to Varner West	Mark and Sabrina Benedum	ANTERO RESOURCES CORPORATION	Temp Above Ground WL AG	8/25/2013	321302-10.1 321302-18	NA	NA	HARRISON
WV	Salem to Varner West	Willis Mathey	ANTERO RESOURCES CORPORATION	Temp Above Ground WL AG	7/26/2013	27-08-166	NA	NA	HARRISON
WV	Salem to Varner West	Eric L Cochran	ANTERO RESOURCES CORPORATION	Temp Above Ground WL AG	7/17/2013	302321-78 302321-10	NA	NA	HARRISON
WV	HUBERT	John and Marianne Clevenger	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	7/16/2013	18-321-39	N/A	N/A	HARRISON
WV	HUSTEAD	William J Boggs	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	7/9/2013	18-281-31	N/A	N/A	HARRISON
WV	HUBERT	Patrick J Shaver	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AGREEMENT	7/3/2013	18-321-31.2	N/A	N/A	HARRISON

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	Nimorwicz East Water Impoundment	Robert Nimorwicz and Dona Framento FKA Donna M Dacunha	ANTERO RESOURCES APPALACHIAN CORPORATION	Water Impoundment and Compensation	4/23/2013	2-341	5/30/2013	1512-992/988	HARRISON
WV	Nimorwicz East Water Impoundment	Tilman Lee Williams	ANTERO RESOURCES APPALACHIAN CORPORATION	Water Impoundment and Compensation	4/1/2013	1-341	7/23/2013	1515-637	HARRISON
WV	John Campbell North	Lilburn C Wilburn and Jessie G. Wilburn	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	3/28/2013	10-19-30	NA	NA	RITCHIE
WV	HURST 21	Brenda and Michael Tuckwiller	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS AGREEMENT	3/11/2013	20-424-16	4/19/2013	1509/1060	HARRISON
WV	John Campbell North	Sleepy Hollow Hunting Club	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	3/4/2013	10-19-9,10,12.1, 12.2, 12.3,12.4,12.5,12.6	NA	NA	RITCHIE
WV	CAYNOR	Robert and Patricia Bennett	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	2/4/2013	20-383-25	N/A	N/A	HARRISON
WV	HURST 21	Charles N Tyree	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT WATER LINE AGREEMENT	10/24/2012	20-404-30.1	2/21/2013	1505/800	HARRISON
WV	HURST 21	James Ivan McDonald	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT WATER LINE AGREEMENT	9/26/2012	20-424-1; 20-424-14	2/21/2013	1505/805	HARRISON

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	HURST 21	Christopher and Kimberly Turner	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT WATER LINE AGREEMENT	10/1/2012	20-403-32	2/21/2013	1505/797	HARRISON
WV	HURST 21	Ronald Mark Hitt	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT WATER LINE AGREEMENT	10/1/2012	20-403-30,31	2/21/2013	1505/802	HARRISON
WV	QUINN	Freddie R Daugherty	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	1/22/2013	20-383-22	N/A	N/A	HARRISON
WV	ALLEN ASH	Allen Ash, Jr	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	1/11/2013	6-25-6.1	N/A	N/A	DODDRIDGE
WV	CAYNOR	James K Lightner	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	12/20/2012	20-383-24	N/A	N/A	HARRISON
WV	Hinter Heirs North Water Impoundment	David & Vivian Burton and Richard and Loreta Delaney	ANTERO RESOURCES APPALACHIAN CORPORATION	Water Impoundment and Compensation	12/20/2012	12-15	2/25/2013	305/383 172519	DODDRIDGE
WV	Hinter Heirs South Water Impoundment	David & Vivian Burton and Richard and Loreta Delaney	ANTERO RESOURCES APPALACHIAN CORPORATION	Water Impoundment and Compensation	12/20/2012	12-15	2/25/2013	305/383	DODDRIDGE
WV	BOWYER PAD	Matthew and Lisa D Bowyer	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	12/17/2012	20-383-31,23	N/A	N/A	HARRISON
WV	CAYNOR	David and Blanche Stutler	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	12/17/2012	20-383-32	N/A	N/A	HARRISON

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	Harshbarger North Water Impoundment	Jason S Harshbarger and Michelle D Harshbarger	ANTERO RESOURCES APPALACHIAN CORPORATION	Water Impoundment and Compensation	12/6/2012	15-14	1/9/2013	318/773-774	RITCHIE
WV	BOWYER PAD	David and Lisa A Gaines	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT & Release	12/2/2012	20-403-4.2	N/A	N/A	HARRISON
WV	MYER	Everett M and Shirley Myer	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT WATER LINE AGREEMENT	11/19/2012	20-403-22	N/A	N/A	HARRISON
WV	EDDY	Lewis and Norma Davis	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	11/7/2012	3-14-12	N/A	N/A	DODDRIDGE
WV	COASTAL HILLTOP	Rexall Crislip	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	10/24/2012	6-12-34,36,39	11/8/2012	304/1	DODDRIDGE
WV	COASTAL HILLTOP	Dorothy Davis	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	10/23/2012	6-12-34,36,39	11/8/2012	303/725	DODDRIDGE
WV	COASTAL HILLTOP	Gary and Gayenne Crislip	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	10/23/2012	6-12-34,36,39	11/8/2012	304/7	DODDRIDGE
WV	COASTAL HILLTOP	Frank and Naomi Williams	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	10/23/2012	6-12-34,36,39	11/8/2012	304/5	DODDRIDGE
WV	YOLANDA	Tracy and Stephanie Knight	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	10/10/2012	10-14-3.3	N/A	N/A	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	ANNIE PAD	Annie Haymond and Eddie Landrum	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	9/24/2012	3-14-5	N/A	N/A	RITCHIE
WV	BONNELL TO SWISHER	James and Jacquline Bonnell	ANTERO RESOURCES APPALACHIAN CORPORATION	Water Impoundment	9/20/2012	12-15	10/25/2012	303-602	DODDRIDGE
WV	BONNELL TO WOLF PEN	BONNELL, JAMES & JACQUELINE	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION AGREEMENT	9/20/2012	6-12-15.1	10/25/12	303/602	DODDRIDGE
WV	FOREMAN FWI	Lawrence J Jones and Jacqueline Jones	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA and Compensation (Frac Pit)	8/16/2012	12.2-6	8/28/2012	275/456 165999	DODDRIDGE
WV	Whitehair Freshwater Impoundment	Elton D Whitehair & Judith Whitehair	ANTERO RESOURCES APPALACHIAN CORPORATION	Water Impoundment and Compensation	8/14/2012	18-12	1/30/2012	275/454	DODDRIDGE
WV	BONNELL TO WOLF PEN	BARR, JAMES ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	WATER IMPOUNDMENT AND COMPENSATION AGREEMENT	8/6/2012	6-12-10	8/21/12	302/440	DODDRIDGE
WV	COASTAL HILLTOP (BONNEL FWI)	James Theodore Barr Jr & Bernice JoAnn Barr	ANTERO RESOURCES APPALACHIAN CORPORATION	Water Impoundment and Compensation	8/6/2012	10-12	11/8/2012	304-3	DODDRIDGE
WV	FOREMAN FWI	Burner Land Co. Inc	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA and Compensation	7/16/2012	9-7	7/25/2012	302/83 164798	DODDRIDGE
WV	Whitehair Freshwater Impoundment	Rush Lynn Hickman & Judith Ann Hickman	ANTERO RESOURCES APPALACHIAN CORPORATION	Water Impoundment and Compensation	7/16/2012	33-12	7/25/2012	302/85 164799	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	COASTAL HILLTOP (BONNEL FWI)	James F Bonnell & Jacqueline S Bonnell	ANTERO RESOURCES APPALACHIAN CORPORATION	Water Impoundment and Compensation	5/3/2012	15-12	10/25/2012	303-602	DODDRIDGE
WV	FOREMAN FWI	Dennis Foreman	ANTERO RESOURCES APPALACHIAN CORPORATION	Water Impoundment Agreement	5/3/2012	10-7	5/24/2012	301/108 162979	DODDRIDGE
WV	LAKES PAD	Mountain Lakes, LLC	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	4/13/2012	20-364-2	N/A	N/A	HARRISON
WV	HURST 21	Clara Mae and Peggy Hurst	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT WATER LINE AGREEMENT	10/1/2012	20-403-4	N/A	N/A	HARRISON
OH	HOTHEM 3	Hothem Family Properties	ANTERO RESOURCES CORPORATION	Water Impoundment and Compensation Agmt FW 3	6/19/2014	37-00365.000 37- 00364.000	7/8/2014	488/796-797	BELMONT
OH	HOTHEM 1&2	Hothem Family Properties	ANTERO RESOURCES CORPORATION	Water Impoundment and Compensation Agmt FW 1&2	5/23/2014	Section 30 37-00365/37- 00364	7/8/2014	278/936-937	MONROE
OH	Hill FWI	Jeffrey Hill, Trustee of The Wilford Hill Keystone Inheritance Trust	ANTERO RESOURCES CORPORATION	Water Impoundment and Compensation Agmt	4/28/2014	Section 18 37-11330	7/14/2014	250/406-407	NOBLE
OH	Hill FWI	The Hill Principle Protection Trust	ANTERO RESOURCES CORPORATION	Water Impoundment and Compensation Agmt	3/18/2014	Section 18 32.21323	7/14/2014	250/404-405	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	Traska SFWI	Frank and Charisse	ANTERO RESOURCES CORPORATION	Water Impoundment	8/6/2013	01-21433	9/27/2013	231/963-964	NOBLE
WV	MELODY FWI	Larry M Sams and Carolyn A Sams	ANTERO RESOURCES CORPORATION	Water Impoundment and Compensation	7/10/2013	3&4/5/8	9/13/2013	312-694	TYLER
WV	John Richards CWF	John W. Richards and Tamela Richards	ANTERO RESOURCES APPALACHIAN CORPORATION	Centralized Water Facility Agreement	1/12/2012	10-7-8	1/30/2012	313/801-802	RITCHIE
WV	John Richards CWF	John W. Richards and Tamela Richards	ANTERO RESOURCES APPALACHIAN CORPORATION	Amendment to Centralized Water Facility Agreement	2/25/2013	10-13-19; 19.3	N/A	N/A	RITCHIE
OH	FROSTIE	Forrest Frank	ANTERO RESOURCES CORPORATION	Water Impoundment and Compensation Agmt Exhibit A	3/10/2014	Section 15 and 16 120120050000/120130060 000	4/18/2014	272/92-93	MONROE
OH	FROSTIE	Forrest Frank	ANTERO RESOURCES CORPORATION	Water Impoundment and Compensation Agmt Exhibit B	3/10/2014	Section 15 and 16 120120050000/120130060 000	4/18/2014	272/94-95	MONROE
WV	MELODY FWI	Robert J Smith and Cindy L Smith	ANTERO RESOURCES CORPORATION	Water Impoundment Agreement	3/6/2014	9-4	4/15/2014	328/524	TYLER
WV	Heaster Water Impoundment	Ray Edward Adkins and Susan P Adkins	ANTERO RESOURCES CORPORATION	SUA and Compensation	9/16/2013	3-3	12/23/2013	433-608	TYLER
WV	BEE LEWIS FWI	Key Oil Company	ANTERO RESOURCES APPALACHIAN CORPORATION	Water Impoundment and Compensation	2/19/2013	7-19	3/18/2013	305/534 173818	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	Pearl Jean North Water Impoundment	Dean R Pennington and Martha A Pennington	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA and Compensation	2/8/2013	3-16-21;3-17-28;3-20-51;3- 20-1	3/18/2013	305-555	DODDRIDGE
WV	ANNIE FWI	Annie B Haymond	ANTERO RESOURCES APPALACHIAN CORPORATION	SUA and Compensation	5/1/2012	5-14	5/31/2012	256/468-470	RITCHIE
WV	Lemley Water Impoundment	Brian D Lemley/Rick A Lemaster & Christy M Lemaster	ANTERO RESOURCES CORPORATION	Water Impoundment Agreement	11/12/2013	11/11.2-13/11.3-13/35-13	1/23/2014	320/99 191544	DODDRIDGE
WV	Lemley Water Impoundment	Mt Salem Revival Grounds	ANTERO RESOURCES CORPORATION	Water Impoundment Agreement	10/15/2013	10 -13 10.1-13	12/5/2013	318/452 188519	DODDRIDGE
WV	Lemley Water Impoundment	Jefferey D Hill, Craig A Hill, and Phillip N Hill	ANTERO RESOURCES CORPORATION	Water Impoundment Agreement	10/2/2013	11/11.2-13/11.3-13/35-13	12/5/2013	318/444 188516	DODDRIDGE
WV	James Webb Fresh Water Impoundment	James E Webb	ANTERO RESOURCES APPALACHIAN CORPORATION	Water Impoundment and Compensation	5/8/2013	3-15	6/3/2013	309/3636	DODDRIDGE
WV	BEE LEWIS FWI	Lewis Paul Bee	ANTERO RESOURCES APPALACHIAN CORPORATION	Water Impoundment Agreement	8/4/2012	6-19	9/13/2013	312/700 183144	DODDRIDGE
OH	MUSKINGU M ABOVE GROUND H2O	ALESHIRE, ILANA	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/25/2014	31-0051219			NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	MUSKINGU M ABOVE GROUND H2O	ALESHIRE, ILANA G.	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT					NOBLE
OH	MUSKINGU M ABOVE GROUND H2O	STOWE, MARGARET	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	3/26/2014	31-0051219.3			NOBLE
OH	URBAN LATERAL	HEFT, URBAN LEWIS JR.	ANTERO RESOURCES MIDSTREAM LLC	MEMORANDUM OF CONSIDERATION FOR ABOVE GROUND WATERLINE	1/10/2014	21-011012			MONROE
OH	URBAN LATERL	HEFT, URBAN LEWIS	ANTERO RESOURCES MIDSTREAM LLC	MEMORANDUM OF CONSIDERATION FOR ABOVE GROUND WATER	1/10/2014	21-011012			MONROE
WV	ADRIAN	ADRIAN, GEORGE ET AL	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY SURFACE FACILITY AND TEMPORARY ABOVE GROUND WATERLINE AND TEMPORARY ACCESS ROAD AGREEMENT	1/20/2014	6-3-1.1			DODDRIDGE
WV	FRITZ WATER	TURNER, GERALD & JUANITA	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	5/14/2014	9-19-8	N/A	N/A	DODDRIDGE
WV	FRITZ WATER	BARBARA J. LOVERN REVOCABLE LIVING TRUST LOVERN, BARBARA (individually)	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	5/3/2014	8-22-5.4	N/A	N/A	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	FRITZ WATER	TURNER, GERALD & JUANITA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/14/2014	8-19-8			DODDRIDGE
WV	BONNELL TO WOLF PEN	BURBRIDGE, ERMAN DALE	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	7/28/2014	6-8-6	N/A	N/A	DODDRIDGE
WV	BONNELL TO WOLF PEN	BURBRIDGE, ERMAN DALE	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/28/2014	6-8-6			DODDRIDGE
WV	BONNELL TO WOLF PEN	COX, DENVER AND MARY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/17/2014	6-12-2.1			DODDRIDGE
WV	BUCK RUN	JACKSON, STEPHEN	ANTERO MIDSTREAM LLC	TEMPORARY SURFACE FACILITY EASEMENT OPTION AND AGREEMENT	7/24/2014	3-14-9			RITCHIE
WV	CANTON TO MELODY WATER	KIMBALL, MARVIN ET AL	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	8/1/2014	3-2-16	N/A	N/A	DODDRIDGE
WV	CHARLENE	DAVIS, LEWIS & NORMA	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/24/2014	3-14-3 3-14-4 3-14-6 3-14-12	N/A	N/A	RITCHIE
WV	CHARLENE	DAVIS, LEWIS & NORMA	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/24/2014	3-14-3 3-14-4 3-14-6 3-14-12			RITCHIE
WV	CHARLENE	JACKSON, STEPHEN	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	1/15/2014	3-14-9	N/A	N/A	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	CHARLENE ABOVE GROUND WATER LINE	HEFLIN, B. MORGAN, TRUSTEE OF THE B. MORGAN HEFLIN TRUST	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	5/2/2014	3-19-9	N/A	N/A	RITCHIE
WV	CHARLENE ABOVE GROUND WATER LINE	JACKSON, NORMAN & GLADYS	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/24/2014	3-19-6.4	N/A	N/A	RITCHIE
WV	CHARLENE ABOVE GROUND WATER LINE	JACKSON, STEPHEN	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	4/24/2014	3-19-6.4	N/A	N/A	RITCHIE
WV	CHARLENE ABOVE GROUND WATER LINE	LAHUE, DAVID W.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/22/2014	3-13-21.4	N/A	N/A	RITCHIE
WV	CHARLENE ABOVE GROUND WATER LINE	PERKINS PRODUCTION COMPANY, LLC	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/28/2014	3-13-21.8	N/A	N/A	RITCHIE
WV	CHARLENE ABOVE GROUND WATER LINE	ROBINSON, LISA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/29/2014	3-13-24	N/A	N/A	RITCHIE
WV	CHARLENE AND KELLEY ABOVE GROUND WATER	WAGGONER, EDDY D. WAGGONER, KELLY D.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	8/4/2014	3-13-19 3-13-20 3-3-21	N/A	N/A	RITCHIE
WV	CHARLENE AND KELLEY LATERAL WATER	WAGGONER, EDDY AND KELLY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/16/2014	3-13-21			RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	CHARLENE AND KELLEY LATERAL WATER	WAGGONER, EDDY AND KELLY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	8/4/2014	3-13-19 3-13-20 3-13-21			RITCHIE
WV	CHARLENE TEE TO WALNUT WEST	DRAIN, KENNETH AND MARY	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	7/22/2014	3-13-10.1 3-13-10.10	N/A	N/A	RITCHIE
WV	CHARLENE TEE TO WALNUT WEST	DRAIN, KENNETH AND MARY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/22/2014	3-13-10.1 3-13-10.10			RITCHIE
WV	CHARLENE TEE TO WALNUT WEST	SELLERS, LOREN AND LENISE	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	7/29/2014	3-13-19.1 3-13-10.12	N/A	N/A	RITCHIE
WV	CHARLENE TEE TO WALNUT WEST	SELLERS, LOREN AND LENISE	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/29/2014	3-13-19.1 3-13-10.12			RITCHIE
WV	CHARLENE TEE TO WALNUT WEST	WELLS, ROGER AND NANCY	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	7/29/2014	3-13-18.1	N/A	N/A	RITCHIE
WV	CHARLENE TEE TO WALNUT WEST	WELLS, ROGER AND NANCY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/29/2014	3-13-18.1			RITCHIE
WV	CHARLENE WATER	B. MORGAN HEFLIN TRUST	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/2/2014	3-19-9			RITCHIE
WV	CHARLENE WATER	JACKSON, NORMAN	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	2/24/2014	3-19-6.4			RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	CHARLENE WATER	JACKSON, STEVEN	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/24/2014	3-14-9			RITCHIE
WV	CHARLENE WATER	KEISTER, BOBBY JO & MARANDA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/28/2014	3-19-8			RITCHIE
WV	CHARLENE WATER	KEISTER, BOBBY JO KEISTER, MARANDA	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	3/28/2014	3-19-8	N/A	N/A	RITCHIE
WV	CHARLENE WATER	LAHUE, DAVID	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/22/2014	3-13-21.4			RITCHIE
WV	CHARLENE WATER	PERKINS OIL AND GAS	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/28/2014	3-13-21.8			RITCHIE
WV	CHARLENE WATER	ROBINSON, LISA D.	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/29/2014	3-13-24			RITCHIE
WV	CHARLENE WATER	WAGGONER, EDDY D. WAGGONER, KELLY D.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	5/16/2014	3-13-21	N/A	N/A	RITCHIE
WV	CHARLENE WATER	WILLIAMS, GUY AND MARY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/6/2014	3-13-21.5 3-13-21.6 3-13-21.7			RITCHIE
WV	CHARLENE WATER	WILLIAMS, GUY R. WILLIAMS, MARY KATHERINE	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	5/6/2014	3-13-21.5 3-13-21.6 3-13-21.7	N/A	N/A	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	CLINE WATER	FLUHARTY, MICHAEL ET AL	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/28/2014	6-15-1			DODDRIDGE
WV	DAINE DAVIS WATER	DAVIS, JONATHAN	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	8/22/2013	1-7-2	N/A	N/A	DODDRIDGE
WV	DIANE DAVIS	DAVIS, JONATHAN	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/25/2014	1-7-1			DODDRIDGE
WV	DIANE DAVIS	DAVIS, JONATHAN AND LOUELLA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/25/2014	1-7-2			DODDRIDGE
WV	DIANE DAVIS	DAVIS, JONATHAN L.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE TEMPORARY WATER LINE	8/25/2014	1-7-1	N/A	N/A	DODDRIDGE
WV	DIANE DAVIS	DAVIS, JONATHAN & LOUELLA	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT		1-7-2	N/A	N/A	DODDRIDGE
WV	DOTSON TO MCGILL WATER	D&M POWELL	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD EASEMENT AGREEMENT	7/16/2014	1-9-38	N/A	N/A	DODDRIDGE
WV	DOTSON TO MCGILL WATER	HOLLAND, KIMBERLEE K.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	5/14/2014	1-9-26.1	N/A	N/A	DODDRIDGE
WV	DOTSON TO MCGILL WATER	McCLOY, ALVADORE McCLOY, FRANCES JEAN	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	5/12/2014	1-9-22	N/A	N/A	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	DOTSON TO MCGILL WATER	TODD, KATHY R.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	5/14/2014	1-9-27	N/A	N/A	DODDRIDGE
WV	EDWIN TEMPORAR Y ABOVE GROUND WATER LINE	WILLIAMS, EDWIN G.	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/9/2014	3-37-5	N/A	N/A	RITCHIE
WV	FOREMAN SWL	Dennis Foreman	ANTERO MIDSTREAM LLC	Waterline Easement and ROW	4/8/2014	4-7-10			DODDRIDGE
WV	FRITZ WATER	BARBARA LOVERN TRUST	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/3/2014	8-22-5.4			DODDRIDGE
WV	FRITZ WATER	DOTSON, LARRY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/27/2014	8-22-2 8-22-3 8-22-4			DODDRIDGE
WV	FRITZ WATER	KEY OIL COMPANY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	8/12/2014	8-19-7 8-19-13 8-19-19			DODDRIDGE
WV	FRITZ WATER	KILEY, JOSEPH & JACQUELINE	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/26/2014	8-22-5.1			DODDRIDGE
WV	FRITZ WATER	MUMMA, CARROL	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/29/2014	8-22-5.6			DODDRIDGE
WV	FRITZ WATER LINE	DOTSON, LARRY	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/26/2014	8-22-2 8-22-3 8-22-4	N/A	N/A	DODDRIDGE
WV	FRITZ WATER LINE	KILEY, JOSEPH & JACQUELINE	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/26/2014	8-22-5.1	N/A	N/A	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	FRITZ WATER LINE	MUMMA, CARROLL MUMMA, JOANN	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/29/2014	8-22-5.6	N/A	N/A	DODDRIDGE
WV	GRIMM TO CAMPBELL WATER	CAMPBELL, JOHN & LINDA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/30/2014	10-13-28.3 10-13-30 10-13-30.1 10-13-30.2 10-19-4.1			RITCHIE
WV	GRIMM TO CAMPBELL WATER	CLAYTON, JOAN	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/28/2014	10-13-32			RITCHIE
WV	GRIMM TO CAMPBELL WATER	CUNNINGHAM, FRANK AND PATRICK	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/22/2014	10-13-31 10-14-8.1			RITCHIE
WV	GRIMM TO CAMPBELL WATER	RICHARDS, GARY AND FREDIA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/24/2014	10-13-25 10-13-25.1			RITCHIE
WV	GRIMM TO CAMPBELL WATER/NES S	NESS, ASHLEY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/14/2014	10-14-1 10-14-5 10-14-6 10-14-7			RITCHIE
WV	GRIMM TO CAMPBELL WATER	BETTY O. NEWSOME, TRUSTEE O'NEIL FAMILY TRUST	ANTERO MIDSTREAM LLC	OPTION TO INSTALL ADDITIONAL PIPELINE (WATER) AND AGREED UPON PRICE.		10-14-10 10-14-3.1 10-14-3			RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	GRIMM TO CAMPBELL WATER	CAMPBELL, JOHN & LINDA	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/30/2014	10-13-28.3 10-13-30 10-13-30.1 10-13-30.2 10-19-4.1	N/A	N/A	RITCHIE
WV	GRIMM TO CAMPBELL WATER	CLAYTON, JOAN HIGH	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/28/2014	10-13-32	N/A	N/A	RITCHIE
WV	GRIMM TO CAMPBELL WATER	CUNNINGHAM, PATRICK CUNNINGHAM, FRANK	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	4/22/2014	10-13-31 10-14-8.1	N/A	N/A	RITCHIE
WV	GRIMM TO CAMPBELL WATER	NESS, ASHLEY E., JR.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT	4/14/2014	10-14-1 10-14-5 10-14-6 10-14-7	N/A	N/A	RITCHIE
WV	GRIMM TO CAMPBELL WATER	RICHARDS, GARY & FREDIA	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/24/2014	10-13-25 10-13-25.1	N/A	N/A	RITCHIE
WV	HARTLEY TO NOBLE	HARTLEY, DAVID M.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	6/10/2014	6-12-16 6-12-23 6-12-27	N/A	N/A	TYLER
WV	HARTLEY TO NOBLE	HARTLEY. DAVID	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	6/10/2014	6-12-23 6-12-16 6-12-27			TYLER
WV	HINTER HEIRS TO CLINE WATER	FLUHARTY, MICHAEL D. FLUHARTY, RICHARD P. FLUHARTY, ROBERT L.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	4/28/2014	6-15-1	N/A		DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	JON DAVIS	DAVIS, JONATHAN L.	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	2/3/2014	1-7-1	N/A	N/A	DODDRIDGE
WV	LAKE TO HEFLIN (TICHENAL H2O)	MORGAN, MONA LEE	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	7/17/2014	4-11-26	N/A		DODDRIDGE
WV	M.I.C TO NALLEY	BENNETT, DAVID AND DEBRA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/30/2014	4-15-10			TYLER
WV	M.I.C TO NALLEY	CONKLIN, WARREN AND ERICA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	6/11/2014	4-12-28			TYLER
WV	M.I.C TO NALLEY	FLETCHER, WILLIAM AND TRACY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	8/14/2014	4-12-24.1 4-12-36			TYLER
WV	M.I.C TO NALLEY	GOODFELLOW, JANET	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/27/2014	4-12-34.1 4-12-39			TYLER
WV	M.I.C TO NALLEY	INGRAM, WILLIAM	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/20/2014	4-12-27			TYLER
WV	M.I.C TO NALLEY	LITTLETON, RICKIE	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/28/2014	4-12-51			TYLER
WV	M.I.C TO NALLEY	RIDGETOP CAPITAL LP	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	6/5/2014	4-15-8 4-15-9 4-12-64			TYLER

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	M.I.C TO NALLEY	STARKEY, JOHN AND LEAH	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	6/7/2014	4-12-58			TYLER
WV	M.I.C TO NALLEY	TENNANT, LESLIE	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/2/2014	4-12-52			TYLER
WV	M.I.C TO NALLEY	TENNANT, LESLIE ET AL	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/2/2014	4-12-62			TYLER
WV	M.I.C TO NALLEY	FLETCHER, WILLIAM & TRACY	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	8/14/2014	4-12-27.1 4-12-36	N/A	N/A	TYLER
WV	M.I.C TO NALLEY	INGRAM, WILLIAM P.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	5/20/2014	4-12-27	N/A		TYLER
WV	DOTSON TO MCGILL WATER	D&M POWELL LLC	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/28/2014	1-9-38			DODDRIDGE
WV	DOTSON TO MCGILL WATER	HOLLAND, KIMBERLEE	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/14/2014	1-9-26.1			DODDRIDGE
WV	DOTSON TO MCGILL WATER	MCCLOY, ALVADORE	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/12/2014	1-9-22			DODDRIDGE
WV	DOTSON TO MCGILL WATER	MEYER, JOSEPH	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/18/2014	1-9-30			DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	DOTSON TO MCGILL WATER	TODD, KATHY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/14/2014	1-9-27			DODDRIDGE
WV	DOTSON TO MCGILL WATER	D & M POWELL, LLC	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	5/28/2014	3-14-7 3-14-17.1 3-14-13 3-14-14 3-14-14.1	N/A		DODDRIDGE
WV	DOTSON TO MCGILL WATER	MEYER, JOSEPH J. MEYER, VIOLET F.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	5/18/2014	1-9-30	N/A		DODDRIDGE
WV	M.I.C TO NALLEY	INGRAM, WILLIAM	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND TEMPORARY ACCESS ROAD AGREEMENT	7/28/2014	31-0021374.000 31-0021379.000 31-0021380.000			TYLER
WV	M.I.C TO NALLEY	TENNANT, LESLIE R.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND TEMPORARY ACCESS ROAD AGREEMENT	7/29/2014	4-12-67			TYLER
WV	M.I.C TO NALLEY	TENNANT, LESLIE R.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND TEMPORARY WAREYARD AGREEMENT	7/29/2014	4-12-67			TYLER
WV	M.I.C TO NALLEY	TENNANT, LESLIE R. ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND TEMPORARY ACCESS ROAD AGREEMENT	7/29/2014	4-12-67			TYLER

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	M.I.C TO NALLEY	CONKLIN, WARREN C. CONKLIN, ERICA N.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	6/11/2014	4-12-28	N/A	N/A	TYLER
WV	M.I.C TO NALLEY	CONKLIN, WARREN C.& ERICA N.	ANTERO MIDSTREAM LLC	OPTION OF TEMP ABOVE GROUND WATER LINE AGREEMENT	6/11/2014	4-12-28			TYLER
WV	M.I.C TO NALLEY	CONKLIN, WARREN C.& ERICA N.	ANTERO MIDSTREAM LLC	MODIFICATION OF TEMP ABOVE GROUND WATER LINE AGREEMENT	9/7/2014	4-12-28			TYLER
WV	M.I.C TO NALLEY	GOODFELLOW, JANEY FAYE	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	5/27/2014	4-12-34.1 4-12-39	N/A	N/A	TYLER
WV	M.I.C TO NALLEY	HAUGHT, DORIS E. (LE) BENNETT, DAVID A. BENNETT, DEBRA K.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT		4-15-10	N/A	N/A	TYLER
WV	M.I.C TO NALLEY	INGRAM, WILLIAM P.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	7/21/2014	4-12-27	N/A	N/A	TYLER
WV	M.I.C TO NALLEY	LITTLETON, RICKIE LEE LITTLETON, MARY F.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	5/26/2014	4-12-51	N/A	N/A	TYLER
WV	M.I.C TO NALLEY	LITTLETON, RICKIE LEE LITTLETON, MARY F.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TEMPORARY ACCESS ROAD	8/25/2014	4-12-51			TYLER

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	M.I.C TO NALLEY	RIDGETOP CAPITAL, LP	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT		4-15-8	N/A	N/A	TYLER
WV	M.I.C TO NALLEY	STARKEY, JOHN W. STARKEY, LEAH D.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	6/7/2014	4-12-58	N/A	N/A	TYLER
WV	M.I.C TO NALLEY	TENNANT, LESLIE R.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	7/2/2014	4-12-62	N/A	N/A	TYLER
WV	M.I.C TO NALLEY	TENNANT, LESLIE R. FREY, LONNIE C. FREY, DEBORAH	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	7/2/2014	4-12-52	N/A	N/A	TYLER
WV	M.I.C TO NALLEY	FLETCHER,WILLIAM & TRACY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND ACCESS ROAD AGREEMENT	10/3/2014	4-12-26 4-12-27.1			TYLER
WV	MOORE CANTON TO MELODY	KIMBALL, MARVIN ET AL	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	8/11/2014	3-2-16			DODDRIDGE
WV	MOORE TO R. J. SMITH	RUBLE, SCOTTY & MARTHA	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	1/16/2014	3-9-2	N/A	N/A	DODDRIDGE
WV	MOORE TO R. J. SMITH	RUBLE, SCOTTY & MARTHA	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	1/16/2014	3-9-2			DODDRIDGE
WV	OHIO TO ANNIE	BARNHART, HENRY & JUDITH	ANTERO RESOURCES MIDSTREAM LLC	ROAD ACCESS EASEMENT AGREEMENT	2/10/2014	7-6-72 7-6-73	N/A	N/A	PLEASANTS

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	R. J. SMITH	SWENTZEL, FRANCES	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	1/28/2014	3-13-6 3-13-7 3-13-13 3-13-14			DODDRIDGE
WV	R. J. SMITH	SWENTZEL, FRANCES	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	1/28/2014	3-13-6 3-13-7 3-13-13 3-13-14	N/A	N/A	DODDRIDGE
WV	RICHARDS WATER LINE	BERKLEY, JUNE TRUSTEE LANGFORD, JACK & LINDA LANGFORD, JOSEPH & WANDA MALSTER, JOY & WILLIAM	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/28/2014	10-9-1 10-9-1.1 10-9-1.2	N/A	N/A	RITCHIE
WV	RICHARDS WATER LINE	BERKLEY, JUNE TRUSTEE LANGFORD, JACK & LINDA LANGFORD, JOSEPH & WANDA MALSTER, JOY & WILLIAM	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/28/2014	10-9-1.1			RITCHIE
WV	RICHARDS WATER LINE	CAMPBELL, JOHN & LINDA	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/28/2014	10-9-10.1	N/A	N/A	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	RICHARDS WATER LINE	CAMPBELL, JOHN & LINDA	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/28/2014	10-9-10.1			RITCHIE
WV	RICHARDS WATER LINE	LANGFORD, JACK & LINDA	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/28/2014	10-8-6	N/A	N/A	RITCHIE
WV	RICHARDS WATER LINE	LANGFORD, JACK & LINDA	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/28/2014	10-8-6			RITCHIE
WV	RICHARDS WATER LINE	MCKINNEY, FRED & SHARON	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/30/2014	10-8-5	N/A	N/A	RITCHIE
WV	RICHARDS WATER LINE	MCKINNEY, FRED & SHARON	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/30/2014	10-8-5			RITCHIE
WV	RICHARDS WATER LINE	RICHARDS, JOHN WAYNE	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/29/2014	10-8-7	N/A	N/A	RITCHIE
WV	RICHARDS WATER LINE	RICHARDS, JOHN WAYNE	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/29/2014	10-8-7			RITCHIE
WV	ROCK RUN	DAVIS, JONATHAN AND LOUELLA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/25/2014	1-7-2 1-4-33.1			DODDRIDGE
WV	ROCK RUN WATER	DAVIS JONATHAN L. AND LOUELLA	ANTERO MIDSTREAM LLC	TEMP WATER LINE	7/25/2014	1-7-2	N/A	N/A	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	ROCK RUN WATER	DAVIS, JONATHAN & LOUELLA	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT		1-7-2 & 1-4-33.1	N/A	N/A	DODDRIDGE
WV	TEMPORAR Y WATER PUMP	ADRIAN, GEORGE & BARBRA ELLMORE, NELSON & DONNA BASSETT, LARRY & CYNTHIA CROWLEY, PAUL & RHEMA YOPP, RONNIE	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY SURFACE FACILITY AND TEMPORARY ABOVE GROUND WATERLINE AND TEMPORARY ACCESS ROAD AGREEMENT	1/20/2014	6-3-1.1	N/A	N/A	DODDRIDGE
WV	TICHENAL WATER	CORDER, DONALD B. GREGORY, LINDA M.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	6/18/2014	4-12-3			DODDRIDGE
WV	TICHENAL WATER	GRAY, EDWARD B.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	6/23/2014	4-12-4.1			DODDRIDGE
WV	TICHENAL WATER	CORDER, DONALD ET AL	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	6/18/2014	4-12-3			DODDRIDGE
WV	TICHENAL WATER	GRAY, EDWARD	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	6/23/2014	4-12-4.1			DODDRIDGE
WV	TICHENAL WATER	MORGAN, MONA LEE	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/17/2014	4-11-26			DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	VOGT	JACKSON, ROBERT P.	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/19/2014	1-6-37			DODDRIDGE
WV	VOGT	JACKSON, ROBERT P. TRUSTEE OF THE JOELYNN FAMILY PRESERVATION TRUST	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	1/31/2014	1-9-7	N/A	N/A	DODDRIDGE
WV	VOGT	JOELYNN FAMILY TRUST	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	1/31/2014	1-9-7			DODDRIDGE
WV	WEBB TO WILLIAMS WATER	WILLIAMS, ROBERT C.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE AGREEMENT AND OPTION	5/8/2014	1-15-6			DODDRIDGE
WV	WEBB TO WILLIAMS WATER	WILLIAMS, ROBERT C.	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/8/2014	1-15-6			DODDRIDGE
WV	WEST UNION	JACKSON, ROBERT P. TRUSTEE OF THE JOELYNN FAMILY PRESERVATION TRUST	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	3/19/2014	1-9-7			DODDRIDGE
WV	WOLF PEN TO HARDWOOD	ROSS, ALVIN	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/31/2014	6-5-8			DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	WOLF PEN TO HARDWOOD	WATSON, JUSTIN AND MIRANDA	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	7/31/2014	6-5-6			DODDRIDGE
WV	YVONNE WATER	SMITH, ROBERT AND CINDY	ANTERO MIDSTREAM LLC	TEMPORARY ABOVE GROUND WATER LINE AGREEMENT	5/27/2014	3-4-9			DODDRIDGE
WV	YVONNE WATER	SMITH, ROBERT J. SMITH, CINDY L.	ANTERO MIDSTREAM LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	5/27/2014	3-4-9			DODDRIDGE
WV	ZINN LATERAL	DAVIS, NORMA AND LEWIS	ANTERO MIDSTREAM LLC	TEMPORARY SURFACE FACILITY EASEMENT OPTION AND AGREEMENT	7/18/2014	3-14-12			DODDRIDGE
WV	ZINN LATERAL	DAVIS, LEWIS & NORMA	ANTERO MIDSTREAM LLC	TEMPORARY SURFACE FACILITY EASEMENT AND OPTION AGREEMENT	7/18/2014	3-14-3 3-14-4 3-14-12 3-14-6			DODDRIDGE
WV	ZINN LATERAL	DAVIS, LEWIS P. & NORMA J.	ANTERO MIDSTREAM LLC	TEMPORARY SURFACE SITE FACILITY	7/18/2014	3-14-3; 3-14-4; 3-14-12	N/A	N/A	DODDRIDGE
WV	HWY 50 XING CANTON WATER	BLAND, JAMES A. & ANGELA HASS, RONALD M. & JAMIE	ANTERO RESOURCES MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/25/2014	3-16-15.2	8/18/2014	332/525 #207905	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	HWY 50 XING CANTON WATER	BLAND, JAMES A. & ANGELA HASS, RONALD M. & JAMIE	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	3/25/2014	3-16-15.2	N/A	N/A	DODDRIDGE
WV	HWY 50 XING CANTON WATER	HICKMAN, MARK & BRENDA	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY WORKSPACE	3/26/2014	3-19-4	N/A	N/A	DODDRIDGE
WV	ZINNIA	CORDER, DONALD B. GREGORY, LINDA M.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	3/25/2014	4-12-3			DODDRIDGE
WV	ZINNIA	MARTIN, GARY D. & REBECCA M.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS AGREEMENT	9/18/2014	4-4-21	N/A	N/A	DODDRIDGE
WV	Marsden Water Impoundment	Richard and Wilma Marsden	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation Agmt	5/20/2014	4-4-16	7/23/2014	331-436	DODDRIDGE
OH	Traska SFWI	Frank Traksa and Charise A Traska	ANTERO MIDSTREAM LLC	Water Impoundment and Compensation	8/6/2013	01-021433	10/16/2014	254/825-826	NOBLE
OH	Traska SFWI	Frank Traksa and Charise A Traska	ANTERO MIDSTREAM LLC	Amendment to Water Impoundment and Compensation	7/18/2014	01-021433	10/16/2014	254/825-826	NOBLE

State	Pipeline	Grantor	Grantee	Agreement	Executed	County	Tax Pcl ID	Recorded Date	Book/Page Instrument
OH	MUSKINGU M ABOVE GROUND H2O	OLIVER, KENNETH J.	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AGREEMENT	11/10/2014	NOBLE	31-0021104	N/A	N/A
WV	SWISHER TO SNAKE RUN	PASKO, ANDY	ANTERO RESOURCES CORPORATION	TEMPORARY WORKPACE AGREEMENT	11/3/2014	DODDRIDGE	6-13-24.2	N/A	N/A
WV	SWISHER TO SNAKE RUN	PASKO, ANDY	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	11/3/2014	DODDRIDGE	6-13-24.2	N/A	N/A
WV	SWISHER TO SNAKE RUN	PASKO, ANDY	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE OPTION AND AGREEMENT	11/3/2014	DODDRIDGE	6-13-24.2	N/A	N/A
WV	CHARLENE TEE TO WALNUT WEST	WAGGONER, EDDY AND KELLY	ANTERO RESOURCES CORPORATION	TEMPORARY WORKPACE AGREEMENT	11/12/2014	RITCHIE	3-13-21	N/A	N/A
WV	CHARLENE TEE TO WALNUT WEST	WAGGONER, EDDY AND KELLY	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	11/12/2014	RITCHIE	3-13-21	N/A	N/A
WV	MIC TO NALLEY	TENNANT, LESSLIE ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	11/12/2014	TYLER	4-12-62	N/A	N/A
OH	LAW WATERLINE	LASHLEY, CHRISTOPHER L.	ANTERO RESOURCES CORPORATION	TEMPORARY WATERLINE OPTION AND AGREEMENT	11/14/2014	NOBLE	31-0021293.000	N/A	N/A
WV	CHARLENE WATER	BARNES, RANDY	ANTERO RESOURCES CORPORATION	TEMPORARY WATERLINE OPTION AND AGREEMENT	11/16/2014	RITCHIE	3-14-25	N/A	N/A
OH	MUSKINGU M ABOVE GROUND H2O	CRUM, FORAKER	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE OPTION AND AGREEMENT	11/23/2014	NOBLE	31-0021106.000 31-0051218.000	N/A	N/A
WV	FOREST RISER TO COASTAL FWI	JONES, RONALD ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY WATERLINE OPTION AND AGREEMENT	12/2/2014	TYLER	5-17-12 5-17-13	N/A	N/A

State	Pipeline	Grantor	Grantee	Agreement	Executed	County	Tax Pcl ID	Recorded Date	Book/Page Instrument
WV	PEARL JEAN TO HYATT RISER	J. ALLEN SULLIVAN AND ELLEN JOAN SULLIVAN	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE OPTION AND AGREEMENT	12/17/2014	DODDRIDGE	3-17-17	N/A	N/A
WV	FOREST RISER TO COASTAL FWI	COASTAL FOREST RESOURCE COMPANY	ANTERO RESOURCES CORPORATION	PIPELINE RIGHT OF WAY AGREEMENT	12/18/2014	TYLER	5-17-11 5-17-12.1 5-17-14	N/A	N/A
WV	BONNELL TO WOLF PEN	COMSTOCK/SILVESTR E IRREVOCABLE TRUST	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE OPTION AND AGREEMENT	12/26/2014	DODDRIDGE	6-8-39	N/A	N/A
WV	OHIO TO ANNIE	TICE, JOHN	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	12/29/2014	PLEASENTS	7-15-7	N/A	N/A
WV	OHIO TO ANNIE	TICE, JOHN	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	12/29/2014	PLEASENTS	7-15-7	N/A	N/A
WV	WEST UNION	CHIPPS, PERRY ET AL	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	1/14/2015	DODDRIDGE	1-10-27 1-10-28	8/26/2013	311-509 182042
WV	OHIO TO ANNIE	MOSSOR, SEAN	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	12/30/2014	PLEASENTS	7-16-11	N/A	N/A
WV	HWY 50 CROSSING	RACE, FRANK ET UX	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT FOR PERMANENT ACCESS ROAD	1/8/2015	DODDRIDGE	8-13-18	N/A	N/A
OH	BISHOP SURFACE LINE	MARKWEST UTICA EMG, LLC	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AGREEMENT	1/21/2015	MONROE	06-002018.000 20-0022013.000	N/A	N/A

State	Pipeline	Grantor	Grantee	Agreement	Executed	County	Tax Pcl ID	Recorded Date	Book/Page Instrument
WV	ZINNIA	MARSDEN, RICHARD E., ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE AND TEMPORARY ACCESS ROAD AGREEMENT	2/23/2015	DODDRIDGE	4-4-16	N/A	N/A
WV	ZINNIA	MARSDEN, RICHARD E., ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT FOR SURFACE USE	2/23/2015	DODDRIDGE	4-4-16	2/27/2015	348/643 #222513
WV	PEARL JEAN TO HYATT	JETT, GLORIA	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE OPTION AND AGREEMENT	1/28/2015	DODDRIDGE	3-16-19	N/A	N/A
WV	ZINNIA WATER LINE	CLARK, ROSALIE	ANTERO RESOURCES CORPORATION	PERMANENT ACCESS ROAD EASEMENT AGREEMENT	1/29/2015	DODDRIDGE	4-4-26	3/3/2015	348/692 #222696
WV	CHARLENE WATER	BUTCHER, FLOYD AND THERESA	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE OPTION AND AGREEMENT	2/28/2015	RITCHIE	3-14-11.10	N/A	N/A
WV	ZINNIA	CLARK, RODNEY	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE AGREEMENT	3/2/2015	DODDRIDGE	4-4-9.2	N/A	N/A
WV	ZINNIA	MARTIN, GARY ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE AGREEMENT	3/3/2015	DODDRIDGE	4-4-21	N/A	N/A
WV	ZINNIA	MARTIN, GARY ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT FOR SURFACE USE	3/3/2015	DODDRIDGE	4-4-21	PENDING	PENDING
OH	BISHOP SURFACE	BRUBACH, JOSEPH	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	3/4/2015	MONROE	20-20001.000	N/A	N/A

State	Pipeline	Grantor	Grantee	Agreement	Executed	County	Tax Pcl ID	Recorded Date	Book/Page Instrument
OH	BISHOP SURFACE	TONKOVICH, LORA	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	3/11/2015	MONROE	20-19012	N/A	N/A
WV	VOGT AGW	JACKSON, ROBERT	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AND OPTION AGREEMENT	3/24/2015	DODDRIDGE	1-6-37	N/A	N/A
WV	VOGT AGW	JOELYNN FAMILY TRUST	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AND OPTION AGREEMENT	3/24/2015	DODDRIDGE	1-9-7	N/A	N/A
WV	TOM'S FORK ACCESS ROAD	GOLA, DOROTHY	ANTERO RESOURCES CORPORATION	OPTION AND PERMANENT ROAD ACCESS EASEMENT AGREEMENT	4/23/2015	DODDRIDGE	6-4-22	NA	NA
WV	MEEK #2	MEEK, CHARES DAVID	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/3/2015	DODDRIDGE	4-7-2	N/A	N/A
OH	HOTHEM 1 AGW	WILLIAMS, LEONARD ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY WATERLINE OPTION AND AGREEMENT	5/8/2015	MONROE	12-008004	N/A	N/A
WV	TOM'S FORK ACCESS ROAD	I.L. "IKE" MORRIS	ANTERO RESOURCES CORPORATION	OPTION FOR PERMANENT ACCESS ROAD	5/13/2015	DODDRIDGE	6-7-1	N/A	N/A
WV	ANNIE TO ESTLACK	ESTLACK, E. THOMAS ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY WATERLINE OPTION AND AGREEMENT	5/27/2015	TYLER	1-8-24.3	N/A	N/A
WV	ANNIE TO ESTLACK	ELIZABETH E. MULLETT FAMILY REVOCABLE TRUST	ANTERO RESOURCES CORPORATION	TEMPORARY WATERLINE OPTION AND AGREEMENT	6/2/2015	TYLER	1-8-24.2	N/A	N/A

State	Pipeline	Grantor	Grantee	Agreement	Executed	County	Tax Pcl ID	Recorded Date	Book/Page Instrument
WV	ANNIE TO ESTLACK	MONROE, ENA	ANTERO RESOURCES CORPORATION	TEMPORARY WATERLINE OPTION AND AGREEMENT	6/2/2015	TYLER	1-8-1 1-8-3.4 1-8-5 1-8-6.2	N/A	N/A
WV	ANNIE TO ESTLACK	MONROE, TERRY ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY WATERLINE OPTION AND AGREEMENT	6/2/2015	TYLER	1-8-6 1-8-6.1	N/A	N/A
WV	MOORE TO LEATHERM AN	MOORE, DWIGHT AND TINA	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AGREEMENT		DODDRIDGE	N/A	N/A	N/A
WV	VARIOUS	HEARTWOOD FORESTLAND FUND IV, L.P.	ANTERO RESOURCES CORPORATION	USE AGREEMENT	4/28/2015	RITCHIE	N/A	N/A	N/A
WV	MORGAN'S RUN #1 ACCESS ROAD	LEATHERMAN, DELBERT ET AL	ANTERO RESOURCES CORPORATION	OPTION AND PERMANENT ROAD ACCESS EASEMENT AGREEMENT	6/10/2015	DODDRIDGE	3-16-15	N/A	N/A
WV	MORGAN'S RUN #2 ACCESS ROAD	LEATHERMAN, DELBERT ET AL	ANTERO RESOURCES CORPORATION	OPTION AND PERMANENT ROAD ACCESS EASEMENT AGREEMENT	6/10/2015	DODDRIDGE	3-16-15	N/A	N/A
WV	ANNIE TO ESTLACK	PERKINS OIL & GAS INC	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE OPTION AND AGREEMENT	6/19/2015	RITCHIE	3-4-10 3-4-10.1 3-4-27 3-4-27.1	N/A	N/A
WV	PIERPOINT TO ESTLACK	ESTLACK, E. THOMAS ET UX	ANTERO RESOURCES CORPORATION	MODIFICATION OF THE TEMPORARY WATER LINE OPTION AND AGREEMENT	6/11/2015	TYLER	1-8-24.3	NA	N/A

State	Pipeline	Grantor	Grantee	Agreement	Executed	County	Tax Pcl ID	Recorded Date	Book/Page Instrument
WV	PIERPOINT TO ESTLACK	ESTLACK, E. THOMAS ET UX	ANTERO RESOURCES CORPORATION	AGREEMENT TO REINSTATE TEMPORARY ACCESS ROAD AGREEMENT	6/18/2015	TYLER	1-8-24.3	NA	N/A
WV	PIERPOINT TO ESTLACK	FERGUSON, ROGER	ANTERO RESOURCES CORPORATION	AGREEMENT TO REINSTATE TEMPORARY ACCESS ROAD AGREEMENT	6/15/2015	TYLER	1-4-10.2	NA	N/A
WV	PIERPOINT TO ESTLACK	FERGUSON, ROGER	ANTERO RESOURCES CORPORATION	AGREEMENT TO REINSTATE TEMPORARY WAREYARD-WORKSPACE AGREEMENT	6/15/2015	TYLER	1-4-10.2	NA	N/A
WV	PIERPOINT TO ESTLACK	MONROE, TERRY ET AL	ANTERO RESOURCES CORPORATION	AGREEMENT TO REINSTATE TEMPORARY WAREYARD- WORKSPACE AGREEMENT	6/16/2015	TYLER	1-8-6 1-8-6.1	NA	N/A
WV	ANNIE TO ESTLACK	HEINTZMAN, PATRICIA	ANTERO RESOURCES CORPORATION	MODIFICATION OF THE PERMANENT EASEMENT AGREEMENT	6/17/2015	TYLER	1-11-16.1 1-11-22 1-14-1.1	NA	N/A
WV	ANNIE TO ESTLACK	MONROE, EDNA	ANTERO RESOURCES CORPORATION	AGREEMENT TO REINSTATE TEMPORARY ACCESS ROAD AGREEMENT	6/16/2015	TYLER	1-8-1 1-8-5	NA	N/A
WV	PIERPOINT TO ESTLACK	WEESE, ROGER	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AGREEMENT	6/12/2015	TYLER	1-4-4	NA	N/A
WV	PIERPOINT TO ESTLACK	WEESE, BETTY ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AGREEMENT	6/12/2015	TYLER	1-4-9.2 1-4-9.3	NA	N/A

State	Pipeline	Grantor	Grantee	Agreement	Executed	County	Tax Pcl ID	Recorded Date	Book/Page Instrument
WV	PIERPOINT TO ESTLACK	SLIDER, JAMES ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AGREEMENT	6/17/2015	TYLER	1-4-10.7	NA	N/A
WV	ANNIE TO ESTLACK	BEEM, TYRONE ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY WATER LINE AGREEMENT	6/18/2015	TYLER	1-11-4	NA	N/A
WV	ANNIE TO ESTLACK	BEEM, TYRONE ET AL	ANTERO RESOURCES CORPORATION	AGREEMENT TO REINSTATE TEMPORARY ACCESS ROAD AGREEMENT	6/18/2015	TYLER	1-11-4	NA	N/A
WV	ANNIE TO ESTLACK	BAGLEY, LOREN	ANTERO RESOURCES CORPORATION	AGREEMENT TO REINSTATE TEMPORARY ACCESS ROAD AGREEMENT	6/18/2015	TYLER	1-11-3	NA	N/A
WV	PIERPOINT TO ESTLACK	WEESE, BETTY ET AL	ANTERO RESOURCES CORPORATION	AGREEMENT TO REINSTATE TEMPORARY ACCESS ROAD AGREEMENT	6/18/2015	TYLER	1-4-9.2 1-4-9.3	NA	N/A
WV	HUNTERS FORK ACCESS ROAD	RYMER, DAVID M.	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	6/2/2015	TYLER	4-7-9	NA	N/A
WV	PUNKIN ACCESS ROAD	HEASTER, MICHAEL ET AL	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	6/25/2015	TYLER	8-25-1	NA	N/A
OH	BARNESVIL LE LINE	YODER, ADEN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/11/2014	MONROE	120060100000 120060200000	3/19/2014 3/19/2014	269/397 #20140074324
OH	HOTHEM 3	HOTHEM FAMILY PROPERTIES	ANTERO RESOURCES CORP	AMENDMENT FWI	6/22/2015	MONROE	37-00365.000; 37- 00364.000	N/A	N/A

State	Pipeline	Grantor	Grantee	Agreement	Executed	County	Tax Pcl ID	Recorded Date	Book/Page Instrument
OH	ESTHER FWI	RUBEN AND ESTHER TROYER	ANTERO RESOURCES CORP	FWI	1/15/2015	BELMONT	37-00530.0007	2/9/2015	534/1282-1283
OH	YODER FWI	DAN AND ELIZABETH YODER	ANTERO RESOURCES CORP	FWI	2/26/2015	MONROE	04-00223.000	5/18/2015	547/1080-1081
WV	SPIKER CFWI	ELLMORE, BASSETT, CROWLEY, YOPP	ANTERO RESOURCES CORP	PIPELINE EASEMENT	3/25/2015	DODDRIDGE	6-3-1	6/1/2015	357/196; 357-191; 357-201; 357-206
WV	SPIKER CFWI	GEORGE ADRIAN	ANTERO RESOURCES CORP	PIPELINE EASEMENT	3/19/2015	DODDRIDGE	6-3-1	6/1/2015	357-186
WV	BECK FWI	BECK, EDDY	ANTERO RESOURCES CORP	FWI	3/19/2015	RITCHIE	10-21-5	5/15/2015	336/605-606
WV	BECK FWI	ELMER PIERCE	ANTERO RESOURCES CORP	ACCESS ROAD AGREEMENT	3/31/2015	RITCHIE	10-20-13	5/15/2015	336/603-604
WV	PIERPOINT PAD	SECKMAN, JEFF, LLOYD AND RANDALL	ANTERO RESOURCES CORP	TAGWL	4/30/2015	TYLER	1-4-3	N/A	N/A
WV	BECK FWI	DALLAS SMITH	ANTERO RESOURCES CORP	FWI	3/24/2015	RITCHIE	10-21-3	7/15/2015	338-478

Mixed-Use or Shared Easements

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	BARNESVILLE LINE	BIEDENBACH, DENNIS & ELAINE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/3/2013	20-015012.0000	3/24/2014	269/806 #201400074420	MONROE
OH	BARNESVILLE LINE	BRINSON, ROY ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	11/30/2013	210120000000			MONROE
OH	BARNESVILLE LINE	BROWNFIELD, RANDALL	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	9/16/2013	210050010000 210050011000 210010030000			MONROE
OH	BARNESVILLE LINE	BURKHART, CYRIL, TRUSTEE	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	11/8/2013	20-004003.000			MONROE
OH	BARNESVILLE LINE	BURKHART, WILMA	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	10/10/2013	12-0050130.000			MONROE
OH	BARNESVILLE LINE	BYLER, ELMER	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/26/2013	12-0010100.000 12-0060030.000 12-0060160.000	2/13/2014	265/661 #20140073544	MONROE
OH	BARNESVILLE LINE	CAMPBELL, MALVERN ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	10/9/2013	12-0060070.000			MONROE
OH	BARNESVILLE LINE	CHAPPELL, GEORGE ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/10/2013	37-0001194.000	3/18/2014	465/146 #201400004476	BELMONT

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	BARNESVILLE LINE	CHRISTMAN, JOHN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/31/2013	120010060000 120010090000	3/19/2014	269/416 #201400074327	MONROE
OH	BARNESVILLE LINE	DAWSON, JAMES	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/27/2013	37-0000458.000 37-0000459.000	3/21/2014	466/31-38 #201400004695	BELMONT
OH	BARNESVILLE LINE	FARNSWORTH, CLAYTON ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	11/16/2013	210070000000			MONROE
OH	BARNESVILLE LINE	GENTILE, ANTHONY ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	10/14/2013	210013004000 120020030000 120020020000			MONROE
OH	BARNESVILLE LINE	GINGERICH, DANIEL ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/21/2013	12-008008.000	3/19/2014	269/425 #201400074328	MONROE
OH	BARNESVILLE LINE	GIRARD, EMIL ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	11/7/2013	21-007007.000			MONROE
OH	BARNESVILLE LINE	GROVES, JUDY ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	10/11/2013	37-0000330.000			BELMONT
OH	BARNESVILLE LINE	GROVES, JUDY ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/11/2013	37-0000446.000	3/24/2014	465/130 #201400004474	BELMONT
OH	BARNESVILLE LINE	HEIDBREDER, ROBERT ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	9/26/2013	210050051000 210050050000			MONROE
OH	BARNESVILLE LINE	HILL, MARK, TRUSTEE, ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/8/2013	12-006014.0000	3/19/2014	269/407-415 #201400074326	MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	BARNESVILLE LINE	HILL, MARK, TRUSTEE, ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	10/8/2013	12-008006.0000 12-008017.0000			MONROE
OH	BARNESVILLE LINE	HOTHEM FAMILY PROPERTIES, LTD	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/2/2013	12-008006.0000 12-007002.0000	3/19/2014	269/389 #201400074323	MONROE
OH	BARNESVILLE LINE	INHERST, FLOYD	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/27/2013	37-0000377.000	3/21/2014	466/39 #201400004696	BELMONT
OH	BARNESVILLE LINE	JOHNSON, FREDERICK, TRUSTEE	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	11/21/2013	37-0001302.001			BELMONT
OH	BARNESVILLE LINE	KETTLEWELL, HARRY ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	10/12/2013	37-0000409.000			BELMONT
OH	BARNESVILLE LINE	MCPEEK, JAYNE ET AL	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	11/6/2013	21-006001.0000			MONROE
OH	BARNESVILLE LINE	MELLOT, HENRY ET AL	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	10/24/2013	12-008002			MONROE
OH	BARNESVILLE LINE	MILLER, ALLEN ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	10/26/2013	210070000000			MONROE
OH	BARNESVILLE LINE	MILLER, RICHARD	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/26/2013	37-00462.000	3/14/2014	465/138-145 #201400004475	BELMONT
OH	BARNESVILLE LINE	MILLER, RICHARD ET AL	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	9/26/2013	37-00404.000 37-00403.000 37-00211.000			BELMONT
OH	BARNESVILLE LINE	MILLER, WESLEY ET AL	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	9/26/2013	37-0000461.000			BELMONT

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	BARNESVILLE LINE	MONTER, ROLLINJ.	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	9/16/2013	21-005004.0000			MONROE
OH	BARNESVILLE LINE	PATCHIN, TROY	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	9/18/2013	120010051000 120010050000			MONROE
OH	BARNESVILLE LINE	PERKINS, ERIC ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/29/2013	37-0000642.000	3/18/2014	465/113 # 201400004472	BELMONT
OH	BARNESVILLE LINE	PFALZGRAF, GEORGE	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	12/6/2013	20-0130110.000			MONROE
OH	BARNESVILLE LINE	PFALZGRAF, GEORGE ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	12/6/2013	200140100000 200130110000			MONROE
OH	BARNESVILLE LINE	PHILLIPS, DANIEL ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	11/1/2013	37-0000395.000			BELMONT
OH	BARNESVILLE LINE	PIATT, THOMAS ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/30/2013	12-009006.0000 12-006007.0000 12-014012.0000 12-009005.0000 12-014013.0000	3/19/2014	269/379-388 #201400074322	MONROE
OH	BARNESVILLE LINE	POWELL, DONALD ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	9/20/2013	12-008014			MONROE
OH	BARNESVILLE LINE	ROE, DELLANO	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/10/2013	210120000000	3/24/2014	269/830 #201400074423	MONROE
OH	BARNESVILLE LINE	RUBEL, DAVID ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/15/2013	21-006009.0000 21-006009	3/24/2014	269/839 #201400074424	MONROE
OH	BARNESVILLE LINE	RUSH, VIRGIL ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	10/18/2013	210060110000 210070110000			MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	BARNESVILLE LINE	SCHNEGG, ROGER	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	11/16/2013	37-0000355.000 37-0000395.003 37-0001288.000			BELMONT
OH	BARNESVILLE LINE	SMEAL, ROBERT	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/22/2013	37-0000214.000	3/19/2014	269/433 #201400074329	BELMONT
OH	BARNESVILLE LINE	SMITH, ROBERT	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	11/12/2013	210070000000			MONROE
OH	BARNESVILLE LINE	SNYDER, TIMOTHY ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	11/8/2013	21011000000			MONROE
OH	BARNESVILLE LINE	STEPHEN, DREW ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/1/2013	12-001015.0000	3/19/2014	269/443 #201400074330	MONROE
OH	BARNESVILLE LINE	STEPHEN, DREW ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/25/2013	12-001007.000	3/19/2014	269/451 #201400074331	MONROE
OH	BARNESVILLE LINE	TIMMONS, CHARLES ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	12/5/2013	37-0000598.000			BELMONT
OH	BARNESVILLE LINE	TROYER, RUBEN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/23/2013	37-0000530.007	3/21/2014	466/47 #201400004697	BELMONT
OH	BARNESVILLE LINE	VARGO, EDWARD ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	9/23/2013	120060190000 120010020000			MONROE
OH	BARNESVILLE LINE	WAHL, JAMES M.	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	10/28/2013	20-014001.000			MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	BARNESVILLE LINE	WEISEND, DAVID L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/8/2013	20-015001.0000	3/24/2014	268/822 #201400074422	MONROE
OH	BARNESVILLE LINE	WILCOX, HELEN	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	11/21/2013	37-0000358.000			BELMONT
OH	BARNESVILLE LINE	WILLIAMS, LEONARD ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/20/2013	120080040000 37-0000288.000	3/18/2014 3/24/2014	465/154 201400004477 269/758 201400074414	MONROE
OH	BARNESVILLE LINE	WILLS, SHELBA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/6/2012	20-015008.0000 20-015008.0000	3/24/2014	269/814 201400074420	MONROE
OH	BARNESVILLE LINE	WILLS, SHELBA	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	12/14/2013	210110090000 210110130000			MONROE
OH	BARNESVILLE LINE	YODER, ADEN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/11/2014	120060100000 120060200000	3/19/2014 3/19/2014	269/397 #20140074324	MONROE
OH	BARNESVILLE LINE	YODER, ANTHONY	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	10/16/2013	120020000000			MONROE
OH	BARNESVILLE LINE	YOMMER, WILLARD ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	10/26/2013	210070000000			MONROE
OH	BARNESVILLE LINE	YOMMER, WILLARD ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	10/7/2013	210130110000 210130030000 210060070000			MONROE
OH	BATESVILLE	BARKHEIMER REALTY, LTD	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/7/2013	36-0021028.000	2/14/2014	241/311	NOBLE
OH	BATESVILLE	DOLLISON, CARL & LORI	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/11/2013	36-0021026.000	2/13/2014	241/110-123 #201400063622	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	BATESVILLE	DOLLISON, CARL ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS AGREEMENT	11/7/2013	36-0021026.000			NOBLE
OH	BATESVILLE	DOLLISON, CARL ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY WAREYARD AGREEMENT	12/10/2013	36-0021026.000			NOBLE
OH	BATESVILLE	ERVIN, STEVEN & KATHERINE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/6/2013	01-0021322.001	3/7/2014	242/660-666 #201400063990	NOBLE
OH	BATESVILLE	FRYE, TERRY L., ET AL	ANTERO RESOURCES CORPORATION	EXHIBIT MODIFICATION	11/21/2013	36-0021029.000	2/13/2014	241/106-109 #201400063621	NOBLE
OH	BATESVILLE	FRYE, TERRY L., ET AL	ANTERO RESOURCES CORPORATION	EXHIBIT MODIFICATION	11/21/2013	36-0021036.000	2/13/2014	241/106-109 #201400063621	NOBLE
OH	BATESVILLE	FRYE, TERRY L., ET AL	ANTERO RESOURCES CORPORATION	EXHIBIT MODIFICATION	11/21/2013	36-0021036.000 36-0021029.000	2/13/2014	241/102-105 #201400063620	NOBLE
OH	BATESVILLE	FRYE, TERRY L., ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/20/2013	36-0021036.000 36-0021029.000	2/13/2014	241/92-101 #201400063619	NOBLE
OH	BATESVILLE	FRYE, TERRY L., ET AL	ANTERO RESOURCES CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	11/21/2013	36-21029 & 36-21036	2/13/2014	241/102 # 201400063620	NOBLE
OH	BATESVILLE	GREGG, DELMAR H. & JANE E.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/16/2013	36-0021037.000	2/12/2014	241/75-82 #201400063614	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	BATESVILLE	GREGG, DELMAR H. & JANE E.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/16/2013	36-21037	2/12/2014	241/75 # 201400063614	NOBLE
OH	BATESVILLE	JANOSKO, JOHN R. AND CATHLEEN M.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/5/2013	36-0051151.000	2/14/2014	241/319 #201400063674	NOBLE
OH	BATESVILLE	JANOSKO, JOHN R., ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/5/2013	36-0051151.000	NOT RECORDED		NOBLE
OH	BATESVILLE	WYSCARVER, JAMES CLINTON AND AMY DIANNE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/2/2013	01-21323	3/7/2014	242/618 # 201400063983	NOBLE
OH	CARPENTER	CARPENTER, WALLACE & JUDY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/19/2012	200170000000	4/24/2013	240/1002-1009 #201300067756	MONROE
OH	CARPENTER	CARPENTER, WALLACE & JUDY	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	11/1/2012	200170000000	4/24/2013	240/1010-1014 #210300067757	MONROE
OH	CARPENTER	CARPENTER, WALLACE & JUDY	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF SURFACE FACILITY	5/23/2013	200170000000	6/12/2013	244/709-711 #201300068559	MONROE
OH	CARPENTER	CARPENTER, WALLACE & JUDY	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	5/17/2013	200170000000	6/12/2013	244/712-714 #201300068560	MONROE
OH	CARPENTER	COBLENTZ, MARVIN D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/25/2012	200170000000	4/24/2013	240/1015-1022 #201300067758	MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	CARPENTER	HEFT, RUBY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/29/2013	200170000000	6/12/2013	244/665-672 #201300068553	MONROE
OH	CARPENTER	KUHN JOSEPH ETUX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	5/14/2013	200170060000 200160050000 210160051000 210110100000	9/19/2013	252/663-667 #20130007084	MONROE
OH	ERVIN	BATES, STEVE G. & JANET, TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/10/2012	01-0021200.000	9/23/2013	231/471-479 #201300061295	NOBLE
OH	ERVIN	BATES, STEVE G. & JANET, TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS	3/12/2013	01-0021200.000	9/23/2013	231/480-483 #201300061296	NOBLE
OH	ERVIN	BOYD, HARRY & HOLLY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/15/2013	21-002017.000	9/24/2013	253/46-52 #201300070594	MONROE
OH	ERVIN	BROCK, MARK T.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/11/2012	01-0021325.000	9/23/2013	231/501-509 #201300061300	NOBLE
OH	ERVIN	BYLER, DAN D. & SALLY G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/6/2013	21-001013.0000	9/24/2013	OR253/53-60 #201300070595	MONROE
OH	ERVIN	BYLER, DANIEL A. & ROSE G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/15/2012	21-001010.0000 21-001009.0000	9/24/2013	253/26-35 #201300070590	MONROE
OH	ERVIN	BYLER, DANIEL A. & ROSE G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	3/9/2013	21-001010.0000	9/24/2013	253/41-45 #201300070593	MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	ERVIN	BYLER, DAVID & FANNIE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/10/2013	21-002004.000 21-001002.000	9/24/2013	253/61-68 #201300070596	MONROE
OH	ERVIN	CARPENTER, JAMES DALE & RICHARD ALAN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/7/2012	21-002006.0000 21-008002.0000	9/24/2013	253/94-102 #201300070600	MONROE
OH	ERVIN	CARPENTER, MICKEY & DEBORAH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/11/2012	01-0021211.000	9/23/2013	231/446-453; #201300061292	NOBLE
OH	ERVIN	DOLLISON, RICHARD & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/12/2012	01-0021324.000	9/23/2013	231/484-492; #201300061297	NOBLE
OH	ERVIN	DOLLISON, RICHARD & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	6/20/2013	01-0021324.000	12/3/2013	236/391-395 #201300062518	NOBLE
OH	ERVIN	ERVIN, STEVEN & KATHERINE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/12/2012	01-0021322.001	3/7/2014	242/633-641 #201400063985	NOBLE
OH	ERVIN	GRISSOM, JAMES ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/14/2013	01-0021349.000	9/23/2013	231/438-445 #201300061291	NOBLE
OH	ERVIN	HOCHSTETLER, JAKE & SARAH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/9/2013	21-002008.0000	9/24/2013	253/69-76 #201300070597	MONROE
OH	ERVIN	LEACH, ERIN M. & DERRICK	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD	3/15/2013	21-009001.000 21-00918.0000	9/24/2013	253/36-40 #201300070592	MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	ERVIN	LEACH, ERIN M. & DERRICK	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/9/2012	21-009001.000 21-00918.0000	2/13/2014	265/669-676 #201400073545	MONROE
OH	ERVIN	LONG, DARRELL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/7/2012	01-0021319.001	9/23/2013	231/493-500 #201300061299	NOBLE
OH	ERVIN	LONG, DARRELL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	7/10/2013	01-0021319.001			NOBLE
OH	ERVIN	LONG, OMER ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/18/2012	01-0021193.000 01-0021191.000 01-0021196.000	10/8/2013	233/17-27 #201300061681	NOBLE
OH	ERVIN	MANGES, JERRY C. & ROSA LEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/20/2012	01-0021326.000	12/3/2013	236/371-379 #201300062515	NOBLE
OH	ERVIN	MANGES, JERRY C. & ROSA LEE	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	1/19/2013	01-0021326.000	12/3/2013	236/385-390 #201300062517	NOBLE
OH	ERVIN	MANGES, JERRY C. & ROSA LEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS	1/19/2013	01-0021326.000	12/3/2013	236/389-84 #201300062516	NOBLE
OH	ERVIN	MILLER, HARVEY J. & ALMA D., ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/3/2012	01-0021223.000 01-0021222.004 01-0021224.000 01-0021223.002	9/23/2013	231/462-470 #201300061294	NOBLE
OH	ERVIN	MILLER, JOE J. & BETTY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/24/2012	01-0050070.000	9/23/2013	231/454-46; #201300061293	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	ERVIN	MILLER, JONAS & BARBARA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/12/2012	21-002005.0000	9/24/2013	253/77-84 #201300070598	MONROE
OH	ERVIN	NEUHART, TONY M. & JANICE M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/10/2013	01-0021486.001	9/23/2013	231/510-517 #201300061302	NOBLE
OH	ERVIN	PICKENPAUGH, QUINTELLA & PATRICIA MORRIS	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/4/2013	01-0021344.000 01-0021217.000		236/400-408 #201300062520	NOBLE
OH	ERVIN	PICKENPAUGH, QUINTELLA & WILLIAM	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT		01-0021218.000 01-0021217.000 01-0050083.000	10/8/2013	233/132-143 #201300061699	NOBLE
OH	ERVIN	PICKENPAUGH, QUINTELLA & WILLIAM	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	8/7/2013	01-0050083.000	10/8/2013	233/144-148 #201300061701	NOBLE
OH	ERVIN	POTOCHNIK, ANTHONY JR, TRUSTEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/1/2013	01-0021490.000 01-0021491.000	2/12/2014	241/34-46 #201400063607	NOBLE
OH	ERVIN	POTOCHNIK, ANTHONY JR, TRUSTEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/1/2013	01-0021490.000 01-0021491.000	2/1/2014	241/34	NOBLE
OH	ERVIN	POTOCHNIK, ANTHONY JR, TRUSTEE	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	3/1/2013	01-0021491.000 01-0021490.000	2/1/2014	241/43	NOBLE
OH	ERVIN	ROE, GARY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/14/2013	01-0021486.000	9/23/2013	OR231/518-525; 201300061303	NOBLE
OH	ERVIN	ROE, KATHY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/23/2012	01-0050111.000	10/8/2013	233/1-16 #201300061680	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	ERVIN	ROE, KATHY ET AL	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT	6/28/2013	01-0050111.000	12/3/2013	236/364-70 #201300062514	NOBLE
OH	ERVIN	SCHEESER, ELIZABETH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/7/2013	21-002002.2000 21-002002.0000 21-002002.1000	12/3/2013	259/224-227 #201300072119 259/228-26 #201300072120	MONROE
OH	ERVIN	SLAGLE, PORTER DAVID & CHARLOTTE ELIZABETH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/29/2013	01-0021195.001	12/3/2013	236/356-363 #20130062513	NOBLE
OH	ERVIN	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACLITY EASEMENT	2/12/2013	21-009008.000 21-009007.000	4/24/2012	240/981-987 #201300067753	MONROE
OH	ERVIN	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD	5/5/2013	21-009008.000 21-009007.000	6/6/2013	244/715-719 #201300068561	MONROE
OH	ERVIN	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/15/2013	21-009008.000 21-009007.000	9/24/2013	253/85-93 #201300070599	MONROE
OH	ERVIN	BROCK, MARK T.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	11/3/2012	01-0021325.000	9/23/2013	231/508-509 #201300061301	NOBLE
OH	ERVIN	CARPENTER, JAMES DALE & CARPENTER, RICHARD ALAN	ANTERO RESOURCES CORPORATION	EXTRA TEMPORARY WORKSPACE	11/19/2013	21-002006.0000 21-008002.0000			MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	ERVIN	DOLLISON, RICHARD ET UX	ANTERO RESOURCES CORPORATION	MODIFICATION OF SURFACE FACILITY AGREEMENT	9/7/2013	01-0021324.000	12/3/2013	236/396-399 #201300062519	NOBLE
OH	ERVIN	ERVIN, STEVE ET UX	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	8/14/2013	01-0021322.001	3/7/2014	242/642 #201400063987	NOBLE
OH	ERVIN	ERVIN, STEVE ET UX	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	1/13/2014	01-0021322.001	3/7/2014	242/648 #201400063988	NOBLE
OH	ERVIN	ERVIN, STEVE ET UX	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	1/13/2014	01-0021322.001	3/7/2014	242/654 #201400063989	NOBLE
OH	ERVIN	LEACH, ERIN M. (FORMERLY REX)	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT AGREEMENT	9/26/2013	21-009001.0000 21-00918.0000	9/26/2013	265/677-678 #201400073546	MONROE
OH	ERVIN	LONG, OMER ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	9/30/2013	01-0021196.000			NOBLE
OH	ERVIN	MILLER, HARVEY ET AL	ANTERO RESOURCES CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	10/17/2013	01-0021223.002			NOBLE
OH	ERVIN	PICKENPAUGH, QUINTELLA & MORRIS, PATRICIA	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	11/18/2013	01-0021344.000	NOT RECORDED		NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	ERVIN	PICKENPAUGH, WILLIAM ET UX	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	11/8/2013	01-0021217.000	12/3/2013	236/409-413 #201300062521	NOBLE
OH	ERVIN	ROMONT FARMS, LLC	ANTERO RESOURCES CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	9/28/2013	02-0022100.000 01-0021195.000			NOBLE
OH	ERVIN	SLAGLE, PORTER DAVID ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	11/7/2013	01-0021195.001			NOBLE
OH	PRICE LATERAL	PRICE, JOSEPH A. ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/13/2013	31-0021383.003	4/1/2014	244/665 201400064366	NOBLE
OH	SCHULTZ	BARKHEIMER REALTY, LTD	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT WATER LINE	3/7/2014	01-0021384.003 01-0021385.000 01-0050052.000 36-0021032.000 36-0021033.000 36-0021034.000	4/1/2014	244/691 201400064369	NOBLE
OH	SCHULTZ	BARKHEIMER REALTY, LTD	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT	3/7/2014	36-0021032.000 36-0021033.000 36-0021034.000 01-0021385.000 01-0021384.003	4/1/2014	244/691 201400064369	NOBLE
OH	SCHULTZ	BOMBORIS, RICHARD M. ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/14/2013	01-0021374.004	4/1/2014	244/652 201400064364	NOBLE
OH	SCHULTZ	POSTLEWAIT, RODNEY ET UX	ANTERO RESOURCES CORPORATION	OPTION/EASEMENT AGREEMENT	10/29/2013	01-0021367.000 01-0021368.004	N/A	N/A	NOBLE
OH	URBAN LATERAL	HEFT, URBAN LEWIS JR.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	10/6/2013	210110000000	2/14/2014	265/754-756 #201400073570	MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	URBAN LATERAL	HEFT, URBAN LEWIS JR.	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT	10/6/2013	210110000000	12/3/2013	259/240-244 #201300072122	MONROE
OH	UTICA	AMERIWOOD, LTD.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/2/2012	23-0021126.000	4/23/2013	222/637-644 #210300059132	NOBLE
OH	UTICA	AMERIWOOD, LTD.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	6/4/2013	23-0021126.000	7/26/2013	227/994-998 #20130	NOBLE
OH	UTICA	BATES, MARLENE A., TRUSTEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/5/2012	23-0021070.000	6/6/2013	225/287-297 #201300059759	NOBLE
OH	UTICA	BATES, WILMA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/20/2012	31-0021056.000 31-0021057.000	4/23/2013	222/563-570 #201300059120	NOBLE
OH	UTICA	BATES, WILMA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	2/11/2013	31-0021056.000 31-0021057.000	4/23/2012	222/571-574 #201300059121	NOBLE
OH	UTICA	BATES, WILMA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	3/26/2013	31-0021056.000 31-0021057.000	4/23/2012	222/575-578 #201300059122	NOBLE
OH	UTICA	BATES, WILMA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	6/10/2013	31-0021057.000	7/26/2013	227/966-970 #201300060438	NOBLE
OH	UTICA	BONAR, KENNETH & AUDREY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/20/2012	23-0021151.000	4/23/2013	222/675-682 #201300059138	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	UTICA	BRITS, CLARA (AKA CHAVIES)	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	6/12/2013	23-0021090.000	7/26/2013	227/1015-1019 #201300060448	NOBLE
OH	UTICA	BRITS, CLARA (AKA CHAVIES)	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/4/2012	23-0021090.000 23-0051012.000	4/23/2013	222/507-597 #201300059125	NOBLE
OH	UTICA	BRITS, CLARA (AKA CHAVIES)	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	2/14/2013	23-0021090.000 23-0051012.000	4/23/2013	222/598-603 #201300059126	NOBLE
OH	UTICA	BRITS, CLARA (AKA CHAVIES)	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	4/16/2013	23-0021090.000 23-0051012.000	4/23/2013	222/604-607 #201300059127	NOBLE
OH	UTICA	BRITS, CLARA (AKA CHAVIES)	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/16/2013	23-0021090.000 23-0051012.000	4/23/2013	222/604-607 #201300059127	NOBLE
OH	UTICA	CAIN, DOUGLAS & DEBBIE, ETUX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/24/2012	31-0021111.000	6/6/2013	225/258-268 #201300059755	NOBLE
OH	UTICA	CAMPBELL, MICHAEL & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/2/2012	23-0051118.000	4/23/2013	222/783-790; #201300059154	NOBLE
OH	UTICA	CAMPBELL, MICHAEL & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	4/26/2013	23-0051118.000	7/26/2013	227/961-965 #201300060437	NOBLE
OH	UTICA	CARPENTER, DWIGHT J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/11/2012	23-0021074.000 23-0021080.000 23-0051062.000 23-0021073.000	4/23/2013	222/608-616 #210300059128	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	UTICA	CARPENTER, DWIGHT J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	2/4/2013	23-0051062.000	4/23/2013	222/617-621 #201300059129	NOBLE
OH	UTICA	CLEARY, JON, ETUX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT - ADD TRACTS	10/19/2012	31-0021071.000 31-0021101.000 31-0021126.004 31-0051132.003	6/6/2013	225/319-322 #201300059763	NOBLE
OH	UTICA	CLEARY, JON, ETUX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT- MULTIPLE LINES	3/1/2013	31-0021071.000 31-0021101.000 31-0021126.004 31-0051132.003	6/6/2013	225/323-324 #201300059764	NOBLE
OH	UTICA	CLEARY, JON, ETUX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/19/2012	31-0021101.000 31-0051132.003	6/6/2013	225/309-318 #201300059762	NOBLE
OH	UTICA	COBLENTZ, MARVIN D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/25/2012	23-0021144.000	4/23/2013	222/659-666 #201300059136	NOBLE
OH	UTICA	DIMMERLING, RONALD J.(NOW IECM, LLC)	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	5/18/2013	31-0021054.000	6/6/2013	225/282-286 #201300059758	NOBLE
OH	UTICA	DIMMERLING, RONALD J.(NOW IECM, LLC)	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	6/18/2013	31-0021054.000	7/26/2013	227/1025-1029 #201300060450	NOBLE
OH	UTICA	DIMMERLING, RONALD J.(NOW IECM, LLC)	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/18/2012	31-0021069.000 31-0021054.000 31-0051149.000 31-0021070.000	4/17/2013	222/101-109 #201300059024	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	UTICA	DIMMERLING, RONALD J.(NOW IECM, LLC)	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	6/18/2013	31-0021070.000	7/26/2013	227/1020-1024 #201300060449	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/14/2012	31-0021342.000 31-0021346.000 31-0021347.000	12/11/2012	215/145-156 #201200057190	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	10/25/2012	31-0021342.000 31-0021346.000 31-0021347.000	12/11/2012	215/157-162 #201300057191	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	12/4/2012	31-0021342.000 31-0021346.000 31-0021347.000	4/23/2013	222/436-441 #20130005	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	12/4/2012	31-0021342.001	4/23/2013	222/436-441 #20130005	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT ROAD ACCESS EASEMENT	2/13/2013	31-0021342.001	4/23/2013	222/442 #20130005	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	12/4/2012	31-0021346.000	4/23/2013	222/436-441 #20130005	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	12/4/2012	31-0021347.000	4/23/2013	222/436-441 #20130005	NOBLE
OH	UTICA	FINCANNON, DALE E.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	12/4/2012	31-0021347.000			NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	1/4/2013	23-0021160.000	9/19/2013	231/265-266 #201300061252	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	1/4/2013	23-0021161.000	9/19/2013	231/265-266 #201300061252	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	11/16/2012	23-0021161.000 23-21240.000	6/6/2013	225/306-308 #201300059761	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/14/2012	23-0021244.000	4/23/2013	222/683-690 #201300059139	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/14/2012	23-0021244.000	9/19/2013	231/263-264 #201300061251	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	1/4/2013	23-21240.000	9/19/2013	231/265-266 #201300061252	NOBLE
OH	UTICA	FOLWARCZNY, WILLIAM & PATRICIA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/1/2012	23-21240.000 23-0021160.000	6/6/2013	225/298-305 #201300059760	NOBLE
OH	UTICA	GRAY, JOHN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/26/2012	23-0051017.000	6/6/2013	225/325-332 201300059675	NOBLE
OH	UTICA	GRAY, JOHN	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT & OPTION AGREEMENT	3/3/2013	23-0051017.000	6/6/2013	225/333-335 #201300067749	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	UTICA	GRAY, JOHN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/26/2012	23-0051017.000	6/6/2013	225/325-332 201300059675	NOBLE
OH	UTICA	HANNAHS, DOUGLAS & BETH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/26/2012	23-0051064.000	4/23/2013	222/775-782 201300059153	NOBLE
OH	UTICA	HANNAHS, NORMA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/26/2012	23-0051016.000 23-0021125.002	4/23/2013	222/767-774 #201300059152	NOBLE
OH	UTICA	MCVICKER, JAMES & JANIS	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/17/2012	23-0021238.000	4/23/2013	222/691-698 #201300059140	NOBLE
OH	UTICA	MILEY, ADAM L & JAMIE L	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/14/2012	31-0021251.000	4/23/2013	222/537-544 #201300059116	NOBLE
OH	UTICA	MILEY, ADAM L & JAMIE L	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	`11/10/12	31-0021251.000	4/23/2013	222/545-549 #201300059117	NOBLE
OH	UTICA	MILEY, ADAM L & JAMIE L	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	7/10/2013	31-0021251.000	7/26/2013	227/971-975 #201300060439	NOBLE
OH	UTICA	MILEY, JACK R. & NORMA R., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	11/12/2012	31-0051028.000 31-0021369.000	4/23/2013	222/499-503 #201300059111	NOBLE
OH	UTICA	MILEY, JACK R. & NORMA R., TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/22/2012	31-0051028.000 31-0021369.000	4/23/2013	222/504-511 #201300059112	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	UTICA	MILEY, PAUL J., JR.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/29/2012	31-0021343.000	12/11/2012	215/136-143 #201200057188	NOBLE
OH	UTICA	MILEY, PAUL L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/28/2012	31-0021356.000	12/11/2012	215/163-170 #201200057192	NOBLE
OH	UTICA	MILEY, PAUL L.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	11/9/2012	31-0021356.000	12/11/2012	215/171-175 #201200057193	NOBLE
OH	UTICA	MILEY, PAUL L. & JEAN A.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/28/2012	31-0021340.000	12/11/2012	215/176 #201200057194	NOBLE
OH	UTICA	MILEY, PAUL L. & JEAN A.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	8/28/2012	31-0021340.000	12/11/2012	215/184-188 #201200057195	NOBLE
OH	UTICA	MILEY, PAUL L. & JEAN A.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	2/2/2013	31-0021340.000	4/23/2013	222/726-731 #201300059145	NOBLE
OH	UTICA	MILEY, PAUL L. & JEAN A.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	8/28/2012	31-0021340.000	12/11/2012		NOBLE
OH	UTICA	MILEY, WAYNE & APRIL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/26/2012	31-0051115.002	4/23/2013	222/550-557 #201300059118	NOBLE
OH	UTICA	MILEY, WAYNE & APRIL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	11/6/2013	31-0051115.002	4/23/2013	222/558-562 #201300059119	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	6/13/2013	31-0021255.000 31-0051115.007	7/26/2013	227/976-980 #20130006440	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	2/1/2013	31-0021261.000	4/23/2013	222/470-474 #201300059106	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/24/2012	31-0021261.000 31-0021255.000 31-0021264.000 31-0021038.000 31-0051115.007	4/23/2013	222/447-456 #201300059103	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	2/1/2013	31-0021261.000 31-0021255.000 31-0021264.000 31-0021038.000 31-0051115.007	4/23/2013	222/457-463 #201300059104	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	10/29/2012	31-0021264.000	4/23/2013	222/475-479 201300059107	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	6/13/2013	31-0021264.000	7/26/2013	227/981-985 #201300060441	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	10/29/2012	31-0051115.007 31-0021038.000 31-0021255.000	4/23/2013	222/464-469 #201300059105	NOBLE
OH	UTICA	MILEY, WAYNE & MARTHA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	2/1/2013	31-0051214.005	4/23/2013	222/470-474 #201300059106	NOBLE
OH	UTICA	MILEY, WAYNE SR. ET UX	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	10/3/2013	01-0021264.000			NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	UTICA	MORRIS, DONALD & CARINA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/21/2012	23-0021125.000	4/23/2013	222/645-652 #201300059133	NOBLE
OH	UTICA	MORRIS, DONALD & CARINA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT & OPTION AGREEMENT	11/11/2012	23-0021125.000	4/23/2013	222/653-658 #201300059134	NOBLE
OH	UTICA	OLIVER, KENNY & LISA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/18/2012	31-0021104.000	4/23/2013	222/579-586 #201300059123	NOBLE
OH	UTICA	OLIVER, KENNY & LISA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	10/25/2012	31-0021104.000	4/23/2013	222/587-589 #201300059124	NOBLE
OH	UTICA	OLIVER, KENNY & LISA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	5/2/2013	31-0021104.000	7/26/2013	227/1004-1008 #201300060446	NOBLE
OH	UTICA	OLIVER, KENNY & LISA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD AGREEMENT	5/2/2013	31-0021104.000	7/26/2013	227/999-1003 #201300060445	NOBLE
OH	UTICA	OLIVER, KENNY & LISA	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT	7/27/2013	31-0021104.000	9/19/2013	231/293-297 201300061257	NOBLE
OH	UTICA	RICH, LOUISE ANNETTE, ETUX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/24/2012	31-0021349.000	4/17/2013	222/110-120 #201300059025	NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	UTICA	RICH, LOUISE ANNETTE, ETUX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	11/11/2012	31-0021349.000	4/17/2013	222/121-127 #201300059026	NOBLE
OH	UTICA	RICH, LOUISE ANNETTE, ETUX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	7/28/2013	31-0021349.000	9/19/2013	231/277-284 #201300061255	NOBLE
OH	UTICA	RICH, LOUISE ANNETTE, ETUX	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS	7/28/2013	31-0021349.000	9/19/2013	231/255-262 201300061250	NOBLE
OH	UTICA	RICH, LOUISE ANNETTE, ETUX	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS	7/28/2013	31-0021366.000		222/ 447-456; #201300059103	NOBLE
OH	UTICA	RUBEL, GARY A. & NANCY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/17/2013	20010006000	4/24/2013	240/980-988 #201300067754	MONROE
OH	UTICA	RUBEL, GARY A. & NANCY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/17/2013	21070000000	4/24/2013	240/980-988 #201300067754	MONROE
OH	UTICA	RUBEL, GARY A. & NANCY	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	2/17/2013	200100020000 200100030000 200100040000 210100050000 210100060000 210100070000 210100080000	4/24/2013	240/996-1001 #201300067755	MONROE
OH	UTICA	RUBEL, THOMAS NEIL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/26/2012	21090000000	4/24/2013	240/967-975 #201300067751	MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	UTICA	RUBEL, THOMAS NEIL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT AGREEMENT	1/26/2013	21090000000	4/24/2013	240/976-80 #201300067752	MONROE
OH	UTICA	SHREVE, ROGER	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/31/2012	23-0021078.000	4/23/2013	222/608-616 #210300059128	NOBLE
OH	UTICA	SHREVE, ROGER	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT AGREEMENT	11/28/2012	23-0021078.000	4/23/2013	222/631-636 #201300059131	NOBLE
OH	UTICA	THOMPSON, DENNIS	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/24/2012	23-0021238.002	4/23/2013	222/783-790 201300059154	NOBLE
OH	UTICA	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/20/2012	21090000000	4/24/2013	240/952-960 #201300067749	MONROE
OH	UTICA	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/20/2012	21090000000	4/24/2013	240/952-960 #201300067749	MONROE
OH	UTICA	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	6/20/2012	21090000000	4/24/2013	240/961-966 #201300067750	MONROE
OH	UTICA	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION/EASEMENT	6/20/2012	21090000000	4/24/2013	240/961-966 #201300067750	MONROE
OH	UTICA	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS EASEMENT	5/5/2013	21090000000	6/12/2013	244/715- #201300068561	MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	WARNER LATERAL	WARNER, AYDREY	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/12/2013	23-21150			NOBLE
OH	WARNER LATERAL	ANTERO RESOURCES CORPORATION	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	5/7/2014	23-0021150			NOBLE
OH	WARNER LATERAL	WARNER, AUDREY BETTY	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	12/12/2013	23-0021150.000	3/7/2014	242/706 201400063996	NOBLE
WV	BEE LEWIS	BEE, LEWIS PAUL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/13/2012	8-19-6 8-19-1	1/11/2013	304/556 #170546	DODDRIDGE
WV	BEE LEWIS	BEE, LEWIS PAUL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION FOR ADDITIONAL LINES	10/27/2012	8-19-6 8-19-1	1/11/2013	304/536 #170541	DODDRIDGE
WV	BEE LEWIS	TURNER, GERALD ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/5/2012	8-19-8	2/22/2013	305/333 #172479	DODDRIDGE
WV	BEE LEWIS	TURNER, GERALD ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	10/5/2012	8-19-8	9/4/2013	312/192 #182512	DODDRIDGE
WV	BEE-HWY50	ADRIAN, GEORGE	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT AGREEMENT	2/8/2012	6-3-6	6/19/2013	309/508 #178267	DODDRIDGE
WV	BEE-HWY50	ADRIAN, GEORGE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/11/2013	6-3-6	7/26/2012	302/135 #164846	DODDRIDGE
WV	BEE-HWY50	ADRIAN, GEORGE W & BARBARA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT	1/22/2012	6-3-1.1	7/26/2012	302/140 #164847	DODDRIDGE
WV	BEE-HWY50	ADRIAN, GEORGE W. & BARBARA	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	5/8/2013	6-3-1.1	9/11/2013	312/467 #182978	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	BEE-HWY50	BARNES, DONALD L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/20/2012	6-1-10	9/21/2012	302/702 #166791	DODDRIDGE
WV	BEE-HWY50	BARNES, DONALD L.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT AGREEMENT	2/21/2013	6-1-10	6/18/2013	309/499 #178115	DODDRIDGE
WV	BEE-HWY50	BARNES, RONALD G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/13/2012	6-1-10.3	9/21/2012	303/43 #166803	DODDRIDGE
WV	BEE-HWY50	BARNES, RONALD G.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND EASEMENT AGREEMENT	3/14/2013	6-1-10.3	6/18/2013	309/499 #178115	DODDRIDGE
WV	BEE-HWY50	BRITTON, MICHAEL ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/2/2012	8-19-15	9/19/2013	303/17 #166798	DODDRIDGE
WV	BEE-HWY50	BRITTON, MICHAEL ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT (WATER)	4/24/2013	8-19-15	8/19/2013	311/222 #181744	DODDRIDGE
WV	BEE-HWY50	CLAY, FREDDIE LEE & PATSY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/21/2012	8-19-23.1	9/21/2012	302/720 #166794	DODDRIDGE
WV	BEE-HWY50	CLYNE, TIMOTHYR.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/27/2012	6-3-6.1	6/28/2012	301/621 #163925	DODDRIDGE
WV	BEE-HWY50	COGAR, LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/9/2012	6-3-2.2	8/23/2013	311/473 #181989	DODDRIDGE
WV	BEE-HWY50	COGAR, LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/9/2012	6-3-2.2	8/23/2013	311/473 #181990	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	BEE-HWY50	COGAR, LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	2/26/2013	6-3-2.2	8/23/2013	311/473 #181990	DODDRIDGE
WV	BEE-HWY50	GAGNON, GEORGE L & SUSAN C.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT AGREEMENT	2/19/2013	6-3-2	9/12/2013	312/578 #183048	DODDRIDGE
WV	BEE-HWY50	GAGNON, GEORGE L. & SUSAN C.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/9/2012	6-3-2	6/28/2012	301/588 #163918	DODDRIDGE
WV	BEE-HWY50	HEASTER, CHARLES P. AND PATSY J, ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/2/2012	8-23-1	2/22/2013	305/312 #172474	DODDRIDGE
WV	BEE-HWY50	HEASTER, CHARLES P. AND PATSY J, ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/3/2013	8-23-1	2/22/2013	305/312 #172474	DODDRIDGE
WV	BEE-HWY50	HEASTER, CHARLES P. AND PATSY J, ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	5/29/2013	8-23-1	9/4/2013	305/312 #172474	DODDRIDGE
WV	BEE-HWY50	HOLLAND, MARY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/24/2012	8-23-2	8/19/2013	311/201 #181740	DODDRIDGE
WV	BEE-HWY50	HOLLAND, MARY	ANTERO RESOURCES APPALACHIAN CORPORATION	SUPPLEMENT	6/18/2013	8-23-2	N/A	N/A	DODDRIDGE
WV	BEE-HWY50	LACY, RALPH M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/3/2012	6-1-8	9/21/2012	302/690 #166788	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	BEE-HWY50	LACY, RALPH M.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	2/21/2013	6-1-8	9/6/2013	312/275 #182686	DODDRIDGE
WV	BEE-HWY50	LAW, RONALD L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/12/2012	6-2-1	9/21/2012	302/696 #166790	DODDRIDGE
WV	BEE-HWY50	LAW, RONALD L.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT AGREEMENT	2/20/2013	6-2-1	9/6/2013	312/277 #182687	DODDRIDGE
WV	BEE-HWY50	MAXWELL, ROBERT G.	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS AGREEMENT	5/2/2013	6-3-12 6-3-12.1	6/28/2012	301/565 #163909	DODDRIDGE
WV	BEE-HWY50	MAXWELL, ROBERT G.	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS AGREEMENT	4/27/2012	6-3-12.1	6/28/2012	301/565 #163909	DODDRIDGE
WV	BEE-HWY50	MAXWELL, ROBERT G.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	5/2/2013	6-3-12.1 6-3-12	6/19/2013	309/514 #178269	DODDRIDGE
WV	BEE-HWY50	NELSON, BAILEY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/18/2012	8-19-23.2	9/21/2012	303/10 # 166797	DODDRIDGE
WV	BEE-HWY50	NELSON, BAILEY	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	4/27/2012	8-19-23.2	9/21/2012	303/7 #166796	DODDRIDGE
WV	BEE-HWY50	PERINE, IRA H.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/28/2012	8-19-22	9/21/2012	303/1 #166795	DODDRIDGE
WV	BEE-HWY50	RILL, ELWOOD & ELIZABETH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/16/2012	6-1-3 ; 6-1-4	6/28/2012	301/610 #163923	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	BEE-HWY50	RILL, ELWOOD & ELIZABETH	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	3/15/2013	6-1-3 6-1-4	9/6/2013	312/277 #182687	DODDRIDGE
WV	BEE-HWY50	SECRIST, MARY FARR	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/6/2012	8-20-14	7/26/2012	302/129 #164845	DODDRIDGE
WV	BEE-HWY50	SECRIST, MARY FARR	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE (WATER)	4/26/2013	8-20-14	8/19/2013	311/225 #181745	DODDRIDGE
WV	BEE-HWY50	SPIKER, SUE ANN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/27/2012	6-3-1	9/21/2012	302/708 #166792	DODDRIDGE
WV	BEE-HWY50	SPIKER, SUE ANN	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT (WATER)	4/26/2013	6-3-1	8/19/2013	311/218 #181743	DODDRIDGE
WV	BEE-HWY50	TURNER, GERALD C. & JUANITA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT (WATER)	11/10/2012	8-19-8	9/4/2013	312/219 #182514	DODDRIDGE
WV	BEE-HWY50	TURNER, GERALD C. & JUANITA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/22/2012	8-19-8	9/21/2012	303/61 #166806	DODDRIDGE
WV	BEE-HWY50	TURNER, GERALD C. & JUANITA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	10/5/2012	8-19-8	9/4/2013	312/219 #182518	DODDRIDGE
WV	BEE-HWY50	TURNER, GERALD C. & JUANITA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT (WATER)	4/24/2013	8-19-8	9/4/2013	312/219 #182514	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	CANTON CONNECTOR	CUTRIGHT, EDWARD ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/27/2012	3-9-31	4/12/2012	299/113 #161846	DODDRIDGE
WV	CANTON CONNECTOR	CUTRIGHT, EDWARD ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	5/27/2013	3-9-31	2/19/2014	321/73 #193763	DODDRIDGE
WV	CANTON CONNECTOR	CUTRIGHT, EDWARD ET AL	ANTERO RESOURCES CORPORATION	RATIFICATION AND CONFIRMATION OF AGREEMENTS	11/9/2013	3-9-31	1/2/2014	319/423 #190099	DODDRIDGE
WV	CANTON CONNECTOR	MCMILLAN, BRIAN ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/29/2012	3-9-2.2	10/3/2012	303/199 #167149	DODDRIDGE
WV	CANTON CONNECTOR	MCMILLAN, BRIAN ET AL	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	7/10/2013	3-9-2.2	2/19/2014	321/66 #193759	DODDRIDGE
WV	CANTON CONNECTOR	MCMILLAN, ETHYLN ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/4/2012	3-6-26.9	10/3/2012	303/205 #167155	DODDRIDGE
WV	CANTON CONNECTOR	MCMILLAN, ETHYLN ET AL	ANTERO RESOURCES CORPORATION	BELOW GROUND WATER LINE	7/9/2013	3-6-26.9	2/19/2014	321/56 #193757	DODDRIDGE
WV	CANTON CONNECTOR	MCMILLAN, JOHN A.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/3/2012	3-9-2.1	11/20/2012	304/89 #168825	DODDRIDGE
WV	CANTON CONNECTOR	MCMILLAN, JOHN A.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	6/2/2013	3-9-2.1	2/19/2014	321/52 #193756	DODDRIDGE
WV	CANTON CONNECTOR	MOORE, DWIGHT E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/9/2011	3-13-17 3-13-21 3-13-22 8-9-6	3/28/2012	297/589 #161379	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	CANTON CONNECTOR	MOORE, DWIGHT E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	6/12/2012	3-13-17 3-13-21 3-13-22 8-9-6	4/23/2013	306/128 #175462	DODDRIDGE
WV	CANTON CONNECTOR	SWENTZEL, FRANCES L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/10/2012	3-13-6 3-13-7 3-13-13 3-13-14	4/12/2012	299/123 #161847	DODDRIDGE
WV	CANTON CONNECTOR	SWENTZEL, FRANCES L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	5/16/2013	3-13-6 3-13-7 3-13-13 3-13-14	2/19/2014	321/78 #193765	DODDRIDGE
WV	CANTON CONNECTOR	WILLIAMS, LARRY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/2/2012	3-9-18 3-9-18.1 3-9-36	4/12/2012	299/129 #161848	DODDRIDGE
WV	CANTON CONNECTOR	WILLIAMS, LARRY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	6/26/2013	3-9-18 3-9-18.1 3-9-36	1/2/2014	319/404 #190091	DODDRIDGE
WV	CANTON CONNECTOR	YERKEY, RONALD	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/20/2012	3-9-3 3-9-4 3-9-19 3-9-9	10/3/2012	303/129 #161848	DODDRIDGE
WV	CANTON CONNECTOR	YERKEY, RONALD	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	7/5/2013	3-9-3 3-9-4 3-9-19 3-9-9	8/7/2014	332/334 #206961	DODDRIDGE
WV	CANTON NORTH	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES CORPORATION	EASEMENT AGREEMENT	9/27/2013	3-2-1 3-2-4.2 5-12-39 5-17-14 5-17-12.1 5-17-11 5-17-3	8/7/2014	332/347 #206964	DODDRIDGE AND TYLER
WV	CANTON SOUTH	ASH, WALLACE & IDA CATHERINE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/12/2011	3-6-24	3/21/2012	297/470 #161187	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	CANTON SOUTH	ASH, WALLACE & IDA CATHERINE	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	6/26/2013	3-6-24	9/6/2013	312/260 #182680	DODDRIDGE
WV	CANTON SOUTH	CHESTNUT GROVE CHURCH TRUSTEES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/4/2011	3-5-30 3-5-30.1	3/21/2012	297/457 #161184	DODDRIDGE
WV	CANTON SOUTH	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/23/2012	3-2-4.2	4/12/2012	299/75 #161840	DODDRIDGE
WV	CANTON SOUTH	CRESSMAN, ERIC ARNOLD	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/24/2012	3-2-5	4/2/2012	298/354 #161480	DODDRIDGE
WV	CANTON SOUTH	CRESSMAN, ERIC ARNOLD	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/27/2012	3-2-5	4/2/2012	298/348 #161479	DODDRIDGE
WV	CANTON SOUTH	CRESSMAN, ERIC ARNOLD	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	8/28/2013	3-2-5	2/19/2014	321/70 #193760	DODDRIDGE
WV	CANTON SOUTH	DOAK, KENNETH WANYNE & KAREN HALL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/22/2011	3-2-9	4/12/2012	299/86 #161841	DODDRIDGE
WV	CANTON SOUTH	DOAK, KENNETH WANYNE & KAREN HALL	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	8/6/2013	3-2-9	2/19/2014	321/33#193749	DODDRIDGE
WV	CANTON SOUTH	FORESTER, YVONNE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/19/2011	3-5-3	4/12/2012	299/97 #161843	DODDRIDGE
WV	CANTON SOUTH	FORESTER, YVONNE	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	5/1/2013	3-5-3	5/13/2013	309/239 #176394	DODDRIDGE
WV	CANTON SOUTH	HAMILTON, GARY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/20/2012	5-20-15; 5-10-4	4/30/2012	395/386 #59334	DODDRIDGE
WV	CANTON SOUTH	JACKSON, VANCE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/13/2011	3-8-3	3/21/2012	297/479 #161188	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	CANTON SOUTH	JACKSON, VANCE	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	6/21/2013	3-8-3	1/2/2014	319/415 #190096	DODDRIDGE
WV	CANTON SOUTH	JORDAN FAMILY TRUST	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/4/2011	3-5-7 3-5-8	4/12/2012	299/102 #161844	DODDRIDGE
WV	CANTON SOUTH	JORDAN FAMILY TRUST	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	3/28/2013	3-5-7 3-5-8	5/10/2013	309/219 #176283	DODDRIDGE
WV	CANTON SOUTH	LUCAS, ROGER J. & CARRI	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/25/2011	3-2-4.1	4/12/2012	299/92 #161842	DODDRIDGE
WV	CANTON SOUTH	LUCAS, ROGER J. & CARRI	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	7/10/2013	3-2-4.1	9/6/2013	312/269 #182683	DODDRIDGE
WV	CANTON SOUTH	MARIN, GAETAN & MARY EDWINA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/12/2011	3-9-35 3-9-2.1	3/22/2012	297/463 #161201	DODDRIDGE
WV	CANTON SOUTH	MARIN, GAETAN & MARY EDWINA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	3/1/2012	3-9-35 3-9-2.1	3/21/2012	297/463 #161185	DODDRIDGE
WV	CANTON SOUTH	MARIN, GAETAN & MARY EDWINA	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	7/16/2013	3-9-35 3-9-2.1	9/6/2013	312/260 #182680	DODDRIDGE
WV	CANTON SOUTH	MOORE, FOREST C. AND BRENDA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/30/2011	5-20-13.1	9/3/2013	424/826 #77107	DODDRIDGE
WV	CANTON SOUTH	MOORE, FOREST C. AND BRENDA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/10/2012	5-20-13.1	5/28/2013	417/20 #72895	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	CANTON SOUTH	MOORE, FOREST C. AND BRENDA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	8/25/2012	5-20-13.1	5/28/2013	417/25 #72896	DODDRIDGE
WV	CANTON SOUTH	MOORE, FOREST C. AND BRENDA L.	ANTERO RESOURCES CORPORATION	OPTION FOR EASEMENT	7/21/2013	5-20-13.1	10/25/2013	429/765 #796645	DODDRIDGE
WV	CANTON SOUTH	MOORE, FOREST C. AND BRENDA L.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/21/2013	5-20-13.1	10/25/2013	429/765 #796645	DODDRIDGE
WV	CANTON SOUTH	PRATT, DENZIL F. & SHIRLEY M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/21/2012	3-5-18 3-5-19 3-5-20 3-5-10	3/21/2012	297/480 #161189	DODDRIDGE
WV	CANTON SOUTH	PRATT, DENZIL F. & SHIRLEY M.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	4/27/2013	3-5-18 3-5-19 3-5-20 3-5-10	5/10/2013	309/223 #176284	DODDRIDGE
WV	CANTON SOUTH	SMITH, ROBERT J. & CINDY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/6/2011	3-5-9	4/12/2012	299/108 #161845	DODDRIDGE
WV	CANTON SOUTH	SMITH, ROBERT J. & CINDY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	4/28/2013	3-5-9	5/13/2013	309/243 #176395	DODDRIDGE
WV	CANTON SOUTH	STANLEY, TOBY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/7/2011	3-6-18.1	3/21/2012	297/465 #161186	DODDRIDGE
WV	CANTON SOUTH	STANLEY, TOBY	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	6/20/2013	3-6-18.1	2/19/2014	321/38 #193753	DODDRIDGE
WV	CHARLENE	DAVIS, LEWIS PHILLIP, ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/22/2013	3-14-3 3-14-4 3- 14-6 3-14-12	1/30/2014	324/532 #201400000522	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	CHARLENE	DEWBERRY, LINDA TRUSTEE, THE LINDA C. DEWBERRY TRUST	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/21/2013	3-19-49	1/30/2014	324/393 #201400000496	RITCHIE
WV	CHARLENE	HEFLIN, B. MORGAN, TRUSTEE THE B. MORGAN HEFLIN TRUST	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	2/25/2013	3-19-9	1/30/2014	324/401 #201400000497	RITCHIE
WV	CHARLENE	JACKSON, H. KENNETH, JR., ET UX	ANTERO RESOURCES CORPORATION	EXTENSION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	10/22/2013	3-19-9.1	N/A	N/A	RITCHIE
WV	COASTAL HILLTOP	Dorothy Davis	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	8/22/2013	6-12-34,36,39	11/8/2012	304/11	DODDRIDGE
WV	COASTAL HILLTOP	Gary and Gayenne Crislip	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	8/22/2012	6-12-34,36,39	10/9/2012	303/340	DODDRIDGE
WV	COASTAL HILLTOP	Jordan Swiger	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	8/28/2012	6-12-27.1	10/9/2012	303/330	DODDRIDGE
WV	COASTAL HILLTOP	Naomi and Frank Williams	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	8/22/2012	6-12-34,36,39	9/6/2012	302/563	DODDRIDGE
WV	COASTAL HILLTOP	Rexall and Deborah Crislip	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	8/24/2012	6-12-34,36,39	8/24/2012	304/343	DODDRIDGE
WV	COASTAL HILLTOP	Thomas Johns and Celia Arbogast	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ACCESS ROAD AGREEMENT	11/12/2012	6-12-5,5.1,40	1/16/2013	304/651	DODDRIDGE
WV	DIANE DAVIS	DAVIS, JONATHAN L.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/22/2013	1-7-1	9/12/2013	312/523 #183040	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	DIANE DAVIS	DAVIS, LOUELLA DIANE AND JONATHAN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/22/2013	1-7-2	12/6/2013	318/500 #188582	DODDRIDGE
WV	ERWIN HILLTOP	CARL HINTER HEIRS; BURTON, VIVIAN E. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/28/2011	6-15-13.2	4/10/2012	298/687 #161754	DODDRIDGE
WV	ERWIN HILLTOP	CARL HINTER HEIRS; BURTON, VIVIAN E. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	8/12/2012	6-15-13.2	10/5/2012	303/300 #167311	DODDRIDGE
WV	ERWIN HILLTOP	CONRAD, ROBERT G. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/8/2012	6-15-13.2	4/10/2012	298/717 #161758	DODDRIDGE
WV	ERWIN HILLTOP	CONRAD, ROBERT G. ET AL	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	6/24/2013	6-15-13.2	9/17/2013	313/7 #183232	DODDRIDGE
WV	ERWIN HILLTOP	CORNE, CHARLES W., JR. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	7/16/2012	6-14-16	9/12/2013	312/545 #183043	DODDRIDGE
WV	ERWIN HILLTOP	CORNE, CHARLES W., JR. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/24/2013	6-14-16	4/10/2012	298/709 #161757	DODDRIDGE
WV	ERWIN HILLTOP	CRISLIP, REXALL ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/16/2012	6-12-34	4/2/2012	298/367 #161482	DODDRIDGE
WV	ERWIN HILLTOP	CRISLIP, REXALL ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/16/2012	6-12-34	4/2/2012	298/360 #161481	DODDRIDGE
WV	ERWIN HILLTOP	CRISLIP, REXALL ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS EASEMENT AGREEMENT	11/16/2012	6-12-34	9/19/2013	313/269 #183431	DODDRIDGE
WV	ERWIN HILLTOP	ERWIN, JOHN F.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/19/2012	6-12-34	4/10/2012	298/695 #161755	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	ERWIN HILLTOP	ERWIN, JOHN F.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	9/13/2012	6-12-34	11/20/2012	304/100 #168827	DODDRIDGE
WV	ERWIN HILLTOP	ERWIN, JOHN F.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	9/14/2012	6-12-34	11/20/2012	304/95 #168826	DODDRIDGE
WV	ERWIN HILLTOP	FARROW, JOAN R.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/21/2011	6-15-2 6-15-3	4/10/2012	299/10 #161760	DODDRIDGE
WV	ERWIN HILLTOP	FARROW, JOAN R.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	6/18/2013	6-15-2 6-15-3	9/17/2013	313/56 #183244	DODDRIDGE
WV	ERWIN HILLTOP	FLUHARTY, MICHAEL D., ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/25/2013	6-15-1	4/10/2012	299/61161259	DODDRIDGE
WV	ERWIN HILLTOP	FLUHARTY, MICHAEL ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/23/2012	6-15-1	4/10/2012	299/01#161759	DODDRIDGE
WV	ERWIN HILLTOP	FRONC, JACEK	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/3/2012	6-15-2.1	10/24/2012	303/578 #167995	DODDRIDGE
WV	ERWIN HILLTOP	FRONC, JACEK	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS AGREEMENT	4/6/2012	6-15-2.1	12/9/2013	318/644 #188830	DODDRIDGE
WV	ERWIN HILLTOP	FRONC, JACEK	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	5/22/2013	6-15-2.1	9/17/2013	313/60 #183245	DODDRIDGE
WV	ERWIN HILLTOP	HAWKINBERRY, DENZIL W., II ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/27/2012	6-14-16.3	4/10/2012	298/702 #161756	DODDRIDGE
WV	ERWIN HILLTOP	NICHOLSON, RICHARD KELLY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/2/2011	6-12-33 6-15-2.2	9/17/2013	313/99 #183249	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	ERWIN HILLTOP	NICHOLSON, RICHARD KELLY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	5/13/2012	6-12-33 6-15-2.2	9/17/2013	313/105 #183250	DODDRIDGE
WV	ERWIN HILLTOP	NICHOLSON, RICHARD KELLY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	5/13/2013	6-12-33 6-15-2.2	9/17/2013	313/108 #183251	DODDRIDGE
WV	GLASS	HARMS, MARY ET AL (ANTILL/ONEILL)	ANTERO RESOURCES APPALACHIAN CORPORATION	PIPELINE AGREEMENT	7/19/2012	10-13-23	9/4/2013	322/837 #201300004113	RITCHIE
WV	GLASS	HARMS, MARY ET AL (ANTILL/ONEILL)	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL LINE AGREEMENT	12/14/2012	10-13-23	1/30/2014	324/374 #201400000495	RITCHIE
WV	GLASS	RICHARDS, JOHN W. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/31/2012	10-13-19	5/28/2013	321/736 #201300002518	RITCHIE
WV	GLASS	RICHARDS, JOHN W. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL LINE AGREEMENT	11/29/2012	10-13-19	5/28/2013, corrected Modification 1/31/2014	321/742 #201300002519; 324/568 #201400000550	RITCHIE
WV	GLASS	ZINN, JUANITA ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT WITH VALVE SITE	4/18/2013	10-13-24	5/28/2013	321/761 #201300002523	RITCHIE
WV	HARTLEY	HARTLEY, DAVID M	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	5/13/2013	6-12-21; 6-12-23; 6-12-27	8/21/2013	424/52 #76615	TYLER
WV	HARTLEY	HARTLEY, DAVID M	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/6/2013	6-12-21; 6-12-23; 6-12-27	8/21/2013	424/26 #76610	TYLER
WV	JON DAVIS	COTTRILL, BRENT SCOTT & LAURA MARIE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	6/13/2012	1-7-20 (1-6-43)	9/11/2013	312/419 #182965	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	JON DAVIS	COTTRILL, BRENT SCOTT & LAURA MARIE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/28/2012	1-7-20 (1-6-43)	2/8/2013	305/111 #171726	DODDRIDGE
WV	JON DAVIS	DAVIS, JONATHAN L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/20/2012	1-7-1	9/19/2013	313/263 #183430	DODDRIDGE
WV	LANGFORD	CAMPBELL, JOHN A. & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/30/2012	10-9-10.1	9/11/2013	322/1006 #201300004222	RITCHIE
WV	LANGFORD	CAMPBELL, JOHN A. & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	11/15/2012	10-9-10.1	1/30/2014	324/505 #201400000513	RITCHIE
WV	LANGFORD	GRIMM, BARRY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/28/2012	10-9-17	7/23/2012	317/174 #2476	RITCHIE
WV	LANGFORD	GRIMM, BARRY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	9/17/2012	10-9-17	5/28/2013	321/733 # 201300002517	RITCHIE
WV	LANGFORD	GRIMM, BARRY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	12/17/2012	10-9-17	7/23/2012	317/174 #20122476	RITCHIE
WV	LANGFORD	LANGFORD, JACK & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/21/2012	10-8-6, 10-9-4 19-9-10, 10-9-12.1, 10-9-12.2, 10-9-27	12/28/2012	318/642 #4721	RITCHIE
WV	LANGFORD	LANGFORD, JACK & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	12/3/2012	10-8-6, 10-9-4 19-9-10, 10-9-12.1, 10-9-12.2, 10-9-27	8/21/2013	322/699 #201300003939	RITCHIE
WV	LANGFORD	LANGFORD, JACK & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	10/8/2012	10-9-10 10-9-12.1 10-9-12.2	12/28/2012	318/649 #201200004722	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	LANGFORD	LANGFORD/ BERKLEY FAMILY TRUST ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	12/3/2012	10-8-6.2 3-40-25	1/30/2014	324/500 #201400000512	RITCHIE
WV	LANGFORD	LANGFORD/ BERKLEY FAMILY TRUST ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	10/8/2012	10-9-1.1	12/28/2012	318/659 201200004724	RITCHIE
WV	LANGFORD	LANGFORD/ BERKLEY FAMILY TRUST ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/21/2012	10-9-1.1, 10-8-6.2, 3-40-25	12/28/2012	318/651#4723	RITCHIE
WV	LANGFORD	O'NEILL FAMILY TRUST/ANTILL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/4/2012	10-14-10, 10-14-3.1 10-14-3	6/28/2012	316/956#2131	RITCHIE
WV	LAW TO SHERWOOD	BLAND, ROBERT C. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/12/2012	6-2-2 6-2-4 6-2-8	9/21/2012	302/682 #166787	DODDRIDGE
WV	LAW TO SHERWOOD	BLAND, ROBERT C. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION FOR ADDITIONAL LINES	2/20/2013	6-2-2 6-2-4 6-2-8	9/18/2012	302/679 #166786	DODDRIDGE
WV	LAW TO SHERWOOD	BLAND, ROBERT C. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/20/2013	6-2-2 6-2-4 6-2-8	8/21/2013	311/459 #181869	DODDRIDGE
WV	LAW TO SHERWOOD	NESLER, CHARLES E., II	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/8/2012	6-2-7 6-4-7	6/28/2012	301/593 #163919	DODDRIDGE
WV	LAW TO SHERWOOD	NESLER, CHARLES E., II	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/15/2013	6-2-7 6-4-7	6/28/2012	301/593 #163919	DODDRIDGE
WV	LAW TO SHERWOOD	POWELL, DENNIS AND MELLIE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/7/2011	3-19-33; 3-19-32; 3-19- 31.2; 3-19-31.1: 3-19- 31; 3-19-10	11-7-2011 & 12-2-2011	294/579 #157890 & 295/38 #158340	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	LAW TO SHERWOOD	RIVERS, HOWARD J. AND TAMMY S.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/15/2012	6-2-11.1	9/12/2012	302/673 #166785	DODDRIDGE
WV	LAW TO SHERWOOD	SUTTON, JEREMY AND AMANDA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND EASEMENT FOR ADDITIONAL PIPELINE	3/14/2012	3-19-39	6/19/2013	309/517 #178270	DODDRIDGE
WV	LAW TO SHERWOOD	SUTTON, JEREMY AND AMANDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/26/2012	3-19-39	6/28/2012	301/615 #163924	DODDRIDGE
WV	MCGILL	CHIPPS, PERRY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/19/2012	1-10-27; 1-10-26; 1-10- 28	8/26/2012	311/494 #182040	DODDRIDGE
WV	MCGILL	CLARK, TERESA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/6/2012	1-10-19	2/8/2013	305/104 #171725	DODDRIDGE
WV	MCGILL	LEWIS, ALBERT LAYTON	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/4/2012	1-10-18.1	9/17/2013	313/47 #183238	DODDRIDGE
WV	MCGILL	LEWIS, ROBERT KEITH ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/4/2012	1-10-18	9/17/2013	313/19 #183234	DODDRIDGE
WV	MCGILL	LEWIS, ROBERT KEITH ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	12/4/2012	1-10-18	9/17/2013	313/26 #183235	DODDRIDGE
WV	MCGILL	MCGILL, FRANK E. & SHIRLEY M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT	12/12/2012	1-9-21	9/17/2013	313/40 #183237	DODDRIDGE
WV	MCGILL	MOORE DARRELL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/12/2012	1-10-20	2/8/2013	305/123 #171729	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	MCGILL	MOORE, DARRELL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	10/30/2012	1-10-20	2/8/2013	305/129 #171730	DODDRIDGE
WV	MCGILL	MOORE, DARRELL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	5/29/2013	1-10-20	2/8/2013	305/131 #171731	DODDRIDGE
WV	MCGILL	MOORE, DARRELL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD	10/30/2012	1-10-20 & 1-10-25	2/8/2013	305/136 #171732	DODDRIDGE
WV	MIDPT TO GARRY	BURTON, VIVIAN E.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/28/2011	6-15-12	4/10/2012	298/687 #161754	DODDRIDGE
WV	MIDPT TO GARRY	BURTON, VIVIAN E.	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	7/22/2013	6-15-12	4/10/2012	298/687 #161754	DODDRIDGE
WV	MIDPT TO GARRY	CONRAD, ROBERT G. & IRENE T. BUSCH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/8/2012	6-15-13.2	4/10/2012	298/717 #161758	DODDRIDGE
WV	MIDPT TO GARRY	CONRAD, ROBERT G. & IRENE T. BUSCH	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	6/24/2013	6-15-13.2	9/17/2013	313/7 #183232	DODDRIDGE
WV	MIDPT TO GARRY	CRISLIP, REXALL M. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/9/2013	6-12-34 6-12-39	9/9/2013	312/292 #182713	DODDRIDGE
WV	MIDPT TO GARRY	CRISLIP, REXALL M. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/16/2012	6-15-8 6-15-9 6-12-34 6-12-39	4/2/2012	298/367 #161482	DODDRIDGE
WV	MIDPT TO GARRY	FARROW, JOAN R.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/21/2011	6-15-2 6-15-3	4/10/2012	299/10 #161760	DODDRIDGE
WV	MIDPT TO GARRY	FARROW, JOAN R.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	6/18/2013	6-15-2 6-15-3	9/17/2013	313/56 #183244	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	MIDPT TO GARRY	FLUHARTY, MICHAEL D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/23/2012	6-15-1	8/19/2013	311/188 #181734	DODDRIDGE
WV	MIDPT TO GARRY	FLUHARTY, MICHAEL D.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	6/14/2013	6-15-1	8/19/2013	311/196 #181735	DODDRIDGE
WV	MIDPT TO GARRY	FRONC, JACEK	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/3/2012	6-15-2.1	10/24/2012	303/578 #167995	DODDRIDGE
WV	MIDPT TO GARRY	FRONC, JACEK	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	5/22/2013	6-15-2.1	9/17/2013	313/60 #183245	DODDRIDGE
WV	MIDPT TO GARRY	FRONC, JACEK	ANTERO RESOURCES CORPORATION	TEMPORARY WORKSPACE AGREEMENT	10/10/2013	6-15-2.1	N/A	N/A	DODDRIDGE
WV	MIDPT TO GARRY	NICHOLSON, RICHARD K.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	5/13/2013	6-12-33 & 6-15-2.2	9/17/2013	313/108 #183251	DODDRIDGE
WV	MIDPT TO GARRY	NICHOLSON, RICHARD K.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/2/2011	6-12-33 6-15-2.2	9/17/2013	313/99 #183249	DODDRIDGE
WV	MIDPT TO GARRY	NICHOLSON, RICHARD K.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/2/2011	6-12-33 6-15-2.2	9/17/2013	313/99 #183249	DODDRIDGE
WV	MIDPT TO GARRY	NICHOLSON, RICHARD K.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT	5/13/2012	6-12-33 6-15-2.2	9/17/2013	313/105 #183250	DODDRIDGE
WV	MIDPT TO GARRY	ROBINSON, RICHARD GARRY	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	10/29/2011	6-14-9	2/8/2013	305/195	DODDRIDGE
WV	MIDPT TO GARRY	ROBINSON, RICHARD GARRY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/15/2011	6-14-9	2/8/2013	305/190 #171757	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	MIDPT TO GARRY	WHEELER, DONNA C. & CORNE, CHARLES W.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/29/2012	6-14-16	4/10/2012	298/709 #161757	DODDRIDGE
WV	MIDPT TO GARRY	WHEELER, DONNA C. & CORNE, CHARLES W.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	7/16/2012	6-14-16	9/12/2013	312/545 #183043	DODDRIDGE
WV	MOORE	FRASHURE, CLYDE RYLAN, JR.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	3/15/2013	3-16-4 3-16-1	9/12/2013	312/581 #183049	DODDRIDGE
WV	MOUNTAIN	ALBERT, ANDREW E., III ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/18/2012	3-15-21.1; 3-21-8	5/28/2013	321/699 #201300002506	RITCHIE
WV	MOUNTAIN	ALBERT, ANDREW E., III ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/18/2012	3-15-21.1; 3-21-8	5/28/2013	321/699 #201300002506	RITCHIE
WV	MOUNTAIN	BRADLEY, RONALD M.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	2/6/2013	3-15-22.1	5/23/2013	321/676 #201300002473	RITCHIE
WV	MOUNTAIN	BRADLEY, RONALD M.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	2/6/2013	3-15-22.1	5/23/2013	321/676 #201300002473	RITCHIE
WV	MOUNTAIN	BRADLEY, RONALD M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/17/2012	3-15-22.1; 3-15-22	5/23/2013	321/670 #201300002472	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	MOUNTAIN	COTRILL, WILLIAM FINLEY, JR.	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT TO PURCHASE COMPRESSOR SITE	10/27/2013	1-6-1	N/A	N/A	DODDRIDGE
WV	MOUNTAIN	COTTRILL, WILLIAM F., JR.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT	8/17/2012	1-6-1	2/22/2013	305/300 #172471	DODDRIDGE
WV	MOUNTAIN	COTTRILL, WILLIAM F., JR.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/1/2014	1-6-1	2/22/2013	305/307 #172473	DODDRIDGE
WV	MOUNTAIN	GARNER, MICHAEL ALLAN & RUBY SUE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/5/2012	3-15-24	5/28/2013	321/745 #201300002520	RITCHIE
WV	MOUNTAIN	HAMMETT, SAMUEL C. & SHERRI L. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	12/1/2012	1-21-4	2/19/2013	408/559 #68569	TYLER
WV	MOUNTAIN	HAMMETT, SAMUEL C. & SHERRI L. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/2/2012	1-21-4 3-5-25 3-8-2.1 5-17-5	2/19/2013	408/551 #68568	TYLER AND DODDRIDGE
WV	MOUNTAIN	HAMMETT, SAMUEL C. & SHERRI L. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	12/1/2012	1-21-4 3-5-25 3-8-2.1 5-17-5	2/19/2013	408/559 #68569	TYLER AND DODDRIDGE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/24/2012	3-14-5	5/28/2013	321/709 #201300002508	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	10/31/2012	3-14-5	5/28/2013	321/716 #201300002509	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	10/31/2012	3-14-5	5/28/2013	321/716 #201300002509	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	5/4/2013	3-14-5	N/A	N/A	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	5/4/2013	3-14-5	N/A	N/A	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	8/3/2013	3-14-5	PENDING	PENDING	RITCHIE
WV	MOUNTAIN	HAYMOND, ANNIE B. (LE) ET AL	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	8/3/2013	3-14-5	9/4/2014	330/903 #20144972	RITCHIE
WV	MOUNTAIN	JAMES, WILLIAM PATRICK ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/27/2012	1-6-6	2/19/2013	408/549 #68567	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	MOUNTAIN	JEWELL, MAX & LINDA S.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/6/2012	3-15-21 3-21-6	9/4/2013	322/795 #201300004108	RITCHIE
WV	MOUNTAIN	JEWELL, MAX & LINDA S.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	11/30/2012	3-15-21 3-21-6	9/4/2013	ATTACHED TO 322/795 #201300004108	RITCHIE
WV	MOUNTAIN	KELLEY, CHARLES & KIMELA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD	7/22/2013	1-6-47; 1-6-12	9/19/2013	313/222 #183422	DODDRIDGE
WV	MOUNTAIN	KELLY, WILLIAM PAUL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/5/2012	5-23-1	5/23/2013	321/650 #201300002467	RITCHIE
WV	MOUNTAIN	KELLY, WILLIAM PAUL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	12/1/2012	5-23-1	5/23/2013	321/657 #201300002468	RITCHIE
WV	MOUNTAIN	MCCULLOUGH, GARY I.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	2/16/2013	3-15-23; 3-15-27; 1-21- 1; 3-15-28; 3-21-22; 3- 15-29	1/30/2014	324/523 #201400000518	RITCHIE AND TYLER
WV	MOUNTAIN	MCCULLOUGH, GARY I.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/4/2012	3-15-27; 1-21-1; 3-15- 28; 3-21-22; 3-15-29	2/19/2013	408/541 #68565	RITCHIE AND TYLER
WV	MOUNTAIN	MCCULLOUGH, GARY I.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	12/17/2012	3-15-27; 1-21-1; 3-15- 28; 3-21-22; 3-15-29	2/19/2013	408/549 #68567	RITCHIE AND TYLER

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	MOUNTAIN	POWELL, DENNIS & MELLIE	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	5/2/2013	3-14-7 & 3-14-7.1 & 3-14-13 &3-14-14 & 3-14-14.1 & 3-14-18 & 3-14-18.1 &3-14-9 & 3-14-20 &3-14-20.1 & 3- 14-20.2	N/A	N/A	DODDRIDGE
WV	MOUNTAIN	SCHUMACHER, PETER J. & PATRICIA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/5/2012	3-15-17.1	5/23/2013	321/659 #201300002469	RITCHIE
WV	MOUNTAIN	SCHUMACHER, PETER J. & PATRICIA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	2/12/2013	3-15-17.1	5/23/2013	321/668 #201300002471	RITCHIE
WV	MOUNTAIN	SCHUMACHER, PETER J. & PATRICIA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	11/14/2013	3-15-17.1	5/23/2013	321/666 #201300002470	RITCHIE
WV	MOUNTAIN	TERRELL, EDWARD LEE & JUDY M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/20/2012	3-21-10	2/21/2013	319/19 #201300000809	RITCHIE
WV	MOUNTAIN	ZINN, ERNEST E & PATRICIA III	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/19/2012	3-14-7.1; 3-14-19; 3-14- 20; 3-14-20.1; 3-14-20.2	2/21/2013	319/10 #201300000807	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	MOUNTAIN	ZINN, ERNEST E & PATRICIA III	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT TO ADD WATER LANGUAGE TO AGREEMENTS	12/26/2012	3-14-7.1; 3-14-19; 3-14- 20; 3-14-20.1; 3-14-20.2	2/21/2013	319/17 #201300000808	DODDRIDGE
WV	MOUNTAIN CS	KIRK, TROY C. & JOZETTA CAROL	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	12/3/2013	3-8-7	N/A	N/A	RITCHIE
WV	NORTH CANTON CONNECTOR	JONES, RONALD R., SR. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT TO ADD WATER LINES	10/2/2012	5-17-12	PENDING	PENDING	DODDRIDGE
WV	NORTH CANTON CONNECTOR	YEATER, REXALL WAYNE	ANTERO RESOURCES CORPORATION	OPTION AGREEMENT	8/24/2013	5-12-35	N/A	N/A	DODDRIDGE
WV	OHIO TO ANNIE	BARTLETT, LINDSEY	ANTERO RESOURCES CORPORATION	EXTENSION OF TEMPORARY ROAD ACCESS AGREEMENT	10/23/2013	4-8-8	N/A	N/A	PLEASANTS

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	OHIO TO ANNIE	BARTLETT, LINDSEY, ET AL	ANTERO RESOURCES CORPORATION	EXTENSION OF TEMPORARY WAREYARD AGREEMENT	10/23/2013	4-8-8	N/A	N/A	PLEASANTS
WV	OHIO TO ANNIE	BARTRUG, MARK ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY AGREEMENT	9/7/2013	7-16-23	N/A	N/A	PLEASANTS
WV	OHIO TO ANNIE	BARTRUG, MARK ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS AGREEMENT	9/7/2013	7-16-12 7-16-23	N/A	N/A	PLEASANTS
WV	OHIO TO ANNIE	BARTRUG, MARK W. ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY ACCESS ROAD	11/20/2013	7-16-11.1 7-16-12 7-16-12.1 7-16-23	N/A	N/A	PLEASANTS
WV	OHIO TO ANNIE	BUTLER, ROBERT W. ET UX	ANTERO RESOURCES CORPORATION	TEMPORARY ACCESS ROAD	11/19/2013	7-6-67 7-6-103	N/A	N/A	PLEASANTS
WV	OHIO TO ANNIE	HARPER, MATTHEW B., ET UX	ANTERO RESOURCES CORPORATION	MEMORANDUM OF CONSIDERATION FOR ROAD ACCESS EASEMENT AGREEMENT	10/15/2013	6-15-14	PENDING	PENDING	TYLER
WV	OHIO TO ANNIE	MEES, SARAH	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	9/30/2013	7-6-70	PENDING	PENDING	PLEASANTS
WV	OHIO TO ANNIE	POWELL, JAMES, ET AL	ANTERO RESOURCES CORPORATION	EXTENSION OF TEMPORARY ROAD ACCESS AGREEMENT	10/26/2013	7-11-47 7-12-21	N/A	N/A	PLEASANTS

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	OHIO TO ANNIE	POWELL, JAMES, ET AL	ANTERO RESOURCES CORPORATION	EXTENSION OF TEMPORARY WAREYARD AGREEMENT	10/26/2013	7-11-47; 7-11-46	N/A	N/A	PLEASANTS
WV	OHIO TO ANNIE	SAMS, HARRY N.., ET UX	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	9/26/2013	7-6-71			PLEASANTS
WV	OHIO TO ANNIE	SHEPHERD, DANIEL MARK ET UX	ANTERO RESOURCES CORPORATION	EXTENSION OF TEMPORARY AGREEMENT	9/12/2013	6-13-24.3	N/A	N/A	TYLER
WV	OHIO TO ANNIE	SMITH, JOHN A. AND EDITH U.	ANTERO RESOURCES CORPORATION	EXTENSION OF TEMPORARY WORKSPACE	12/3/2013	7-11-16	N/A	N/A	PLEASANTS
WV	OHIO TO ANNIE	TICE, JOHN R.	ANTERO RESOURCES CORPORATION	EXTENSION OF WAREYARD AGREEMENT	10/4/2013	7-15-7	N/A	N/A	PLEASANTS
WV	OHIO TO ANNIE	BARBER, DARIN J. & EDITH C.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/12/2013	7-11-27	8/20/2013	292/496 #605037	PLEASANTS
WV	OHIO TO ANNIE	BARTLETT, LINDSEY & CAROLYN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/23/2013	4-8-18	8/20/2013	292/503 #605039	PLEASANTS
WV	OHIO TO ANNIE	BARTLEY, LINDSEY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/23/2013	4-8-8	8/21/2013	292/628 #605077	PLEASANTS
WV	OHIO TO ANNIE	BARTRUG, MARK W. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/13/2012	7-16-11.1;12; 23	8/20/2013	292/510 #605040	PLEASANTS

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	OHIO TO ANNIE	BEN'S RUN LAND COMPANY LIMITED PARTNERSHIP	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/20/2013	7-1-3; 7-5-3; 10-7-2	8/19/2013	423/751#75555	PLEASANTS
WV	OHIO TO ANNIE	BUTLER, ROBERT WILLIAM, & PERACCHIO- BUTLER, CATHLEEN LOUISA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/7/2013	7-6-67	8/20/2013	292/517 #605041	PLEASANTS
WV	OHIO TO ANNIE	CHILDERS, TYRELL W.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/18/2012	7-6-13	8/21/2013	292/559 #605067	PLEASANTS
WV	OHIO TO ANNIE	COLLINS, LILA & NEAL A.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/1/2012	6-15-4.1	8/19/2013	423/730 #76552	TYLER
WV	OHIO TO ANNIE	COLVIN, STEPHEN LEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/18/2012	4-5-14 4-5-15 4-8-7.3	8/20/2013	292/538 #605044	PLEASANTS
WV	OHIO TO ANNIE	COLVIN, STEPHEN LEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/5/2013	4-8-3.1	8/20/2013	292/525 #605042	PLEASANTS
WV	OHIO TO ANNIE	COLVIN, STEPHEN LEE & MELISSA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/18/2012	4-8-3.1	8/20/2013	292/532 #605043	PLEASANTS
WV	OHIO TO ANNIE	CURRY, ROGER & DAVID BELCHER	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/10/2012	6-12-1	8/19/2013	423/713 #76549	TYLER
WV	OHIO TO ANNIE	FINNEY, ROSANNA MARIE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/23/2012	4-5-11 4-5-12	8/21/2013	292/575#605069	PLEASANTS
WV	OHIO TO ANNIE	HARPER, MATTHEW & SHAUNA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/15/2012	6-13-14; 6-13-15	8/21/2013	424/43 #76613	TYLER

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	OHIO TO ANNIE	HARPER, MATTHEW & SHAUNA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT/VALVE SITE	3/1/2013	6-13-14; 6-13-16	8/21/2013	424/50 #76614	TYLER
WV	OHIO TO ANNIE	HARTLEY, DAVID M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/21/2013	6-12-14; 6-12-15, 6-12-16-, 6-12-17, 6-12-18, 6-12-19, 6-12-21, 6-12-22, 6-12-23, 6-12-27	8/21/2013	424/57 #76616	TYLER
WV	OHIO TO ANNIE	HAYMOND, ANNIE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/4/2013	3-14-5	8/21/2013	322/682 #201300003937	RITCHIE
WV	OHIO TO ANNIE	HEARTWOOD FOREST FUND IV LIMITED	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/1/2013	4-5-2; 7-6-64 7-6-109; 7-10-18A	8/21/2013	292/565 #605068	PLEASANTS
WV	OHIO TO ANNIE	HFP, LLC	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/17/2013	7-11-28 7-11-29	8/21/2013	292/552#605066	PLEASANTS
WV	OHIO TO ANNIE	HOLMES, ROGER Q.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/8/2013	7-11-25.9; 7-11-5	8/20/2013	292/483#605036	PLEASANTS
WV	OHIO TO ANNIE	KAUFFMAN, ROBERT W.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/27/2012	4-8-8.3	8/21/2013	292/582 #605070	PLEASANTS
WV	OHIO TO ANNIE	KIRK, TROY C. & JOZETTA CAROL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/29/2012	3-18-18.2	8/21/2013	322/668 #201300003935	RITCHIE
WV	OHIO TO ANNIE	KUHENBEAKER, CLARENCE & PAMELA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/26/2012	3-8-4	8/21/2013	322/661#201300003934	RITCHIE
WV	OHIO TO ANNIE	LAMB, EMMA ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/7/2012	3-8-1	8/21/2012	322/690 #201300003938	RITCHIE
WV	OHIO TO ANNIE	MARKLE, TERRY ALLEN ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/13/2012	6-15-3	8/19/2013	423/737 #76553	TYLER

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	OHIO TO ANNIE	MCCULLOUGH, TED A.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/7/2012	3-8-1.3	8/21/2013	322/675	RITCHIE
WV	OHIO TO ANNIE	MEES, SARAH E.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/23/2013	7-6-70	8/21/2013	292/589 #605071	PLEASANTS
WV	OHIO TO ANNIE	POWELL, JAMES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/18/2012	7-11-46; 7-11-47	8/21/2013	292/596 #605072	PLEASANTS
WV	OHIO TO ANNIE	RITCHIE PETROLEUM CORPORATION INC.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/8/2013	6-13-22	8/19/2013	423/763 #76556	TYLER
WV	OHIO TO ANNIE	SHEPHERD, DANIEL MARK & BRENDA J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/27/2013	6-13-24.3	8/21/2013	424/19 #76609	TYLER
WV	OHIO TO ANNIE	SHEPHERD, JASON F.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	2/27/2013	6-13-24	8/21/2013	424/40 #76612	TYLER
WV	OHIO TO ANNIE	SHEPHERD, JASON F.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/27/2013	6-13-24; 6-14-24.2	8/21/2013	424/33#76611	TYLER
WV	OHIO TO ANNIE	SHEPHERD, JASON F.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/8/2013	6-13-24; 6-14-24.2	8/21/2013	424/40 #76612	TYLER
WV	OHIO TO ANNIE	TAYLOR, MATTHEW A. AND DAWNA M.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/21/2012	7-11-45	8/21/2013	292/621#605076	PLEASANTS
WV	OHIO TO ANNIE	TICE, JOHN R.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/5/2013	7-15-07	8/21/2013	292/614 #605075	PLEASANTS
WV	OHIO TO ANNIE	WESTBROOK, GREGORY A. & BRENDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/5/2013	4-8-9; 4-8-10.5 4-8-10.6	8/21/2013	292/605 #605073	PLEASANTS

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	PRIMM	BOYCE, CARLTON	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/25/2013	1-12-6.5	9/12/2013	312/538 #183042	DODDRIDGE
WV	PRIMM	BOYCE, CARLTON ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/24/2013	1-12-4	9/11/2013	312/396 #182955	DODDRIDGE
WV	PRIMM	CHIPPS, PERRY W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	10/15/2012	1-10-27	8/26/2013	311/509 #182042	DODDRIDGE
WV	PRIMM	CHIPPS, PERRY W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	2/27/2013	1-10-26 1-10-27	PENDING	PENDING	DODDRIDGE
WV	PRIMM	CHIPPS, PERRY W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF OPTION & PERMANENT EASEMENT AGREEMENT	9/21/2012	1-10-26 1-10-27			DODDRIDGE
WV	PRIMM	CHIPPS, PERRY W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/19/2012	1-10-26 1-10-27 1-10-28	8/26/2013	311/494 #182040	DODDRIDGE
WV	PRIMM	CHIPPS, PERRY W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	10/15/2012	1-10-27 1-10-28	8/26/2013	311/504 #182041	DODDRIDGE
WV	PRIMM	DOTSON, PAUL E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/4/2013	1-12-10 1-12-12 1-12-13	9/12/2013	312/538 #183042	DODDRIDGE
WV	PRIMM	DOTSON, PAUL E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	3/7/2013	1-12-10 1-12-12 1-12-13	9/19/2013	313/343 #183446	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	PRIMM	GAIN, TEDDY LEEMAN	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	12/19/2012	1-15-27	9/11/2013	312/426 #182967	DODDRIDGE
WV	PRIMM	JONES, EVERETT	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/20/2012	1-12-21	9/12/2013	312/571 #183047	DODDRIDGE
WV	PRIMM	JONES, EVERETT T. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	9/20/2012	1-12-11 1-12-28 1-12-29	9/19/2013	313/302 #183436	DODDRIDGE
WV	PRIMM	LLOYD, JR., CECIL F. & KATHRYN L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/24/2013	1-15-9.6	1/9/2014	319/96 #190618	DODDRIDGE
WV	PRIMM	MITCHELL, DAVID ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/24/2013	1-12-06	9/12/2013	312/557 #183045	DODDRIDGE
WV	PRIMM	PRIMM, LOREN ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/14/2013	1-15-17	N/A	N/A	DODDRIDGE
WV	PRIMM	PRIMM, OLIN E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/9/2012	1-12-3 1-12-17 1-13-30	9/12/2013	312/564 #183046	DODDRIDGE
WV	PRIMM	PRIMM, OLIN E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	12/14/2012	1-12-3 1-12-17 1-13-30	9/12/2013	312/584 #183050	DODDRIDGE
WV	PRIMM	PRIMM, OLIN E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/14/2012	1-12-3 1-12-17 1-13-30 1-15-16.1	9/12/2013	312/516 #183039	DODDRIDGE
WV	PRIMM	PRIMM, OLIN E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	7/31/2012	1-12-3 1-12-30 1-12-17	9/19/2013	313/225 #183423	DODDRIDGE
WV	PRIMM	STOUT, RICHARD	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/28/2013	1-9-60 1-13--1	9/12/2013	312/550 #183044	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	PRIMM WEST	BRITTON, ROBERT L., ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/2/2013	1-11-11	10/2/2014	336/62 #212298	DODDRIDGE
WV	PRIMM WEST	BRITTON, WILLIAM ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/8/2013	1-15-1.1 1-14-3 1-14-3.1	OPTION ONLY	OPTION ONLY	DODDRIDGE
WV	PRIMM WEST	COTTRILL, FAITH E. (aka BEE)	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/11/2013	3-36-8.2	2/24/2014	326/117 #201400000947	RITCHIE
WV	PRIMM WEST	COTTRILL, GARY W.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT & PERMANENT ACCESS ROAD AGREEMENT	4/23/2013	3-36-11.5	2/24/2014	326/110 #201400000946	RITCHIE
WV	PRIMM WEST	COTTRILL, JUNIOR GARY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/3/2013	3-36-11	1/30/2014	324/552 #201400000548	RITCHIE
WV	PRIMM WEST	COTTRILL, JUNIOR GARY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/6/2013	3-36-21 3-26-11	1/30/2014	324/361 #201400000493	RITCHIE
WV	PRIMM WEST	DODD, RONALD R. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR PERMANENT EASEMENT AGREEMENT	4/10/2013	3-37-2	N/A	N/A	RITCHIE
WV	PRIMM WEST	HALL, RUTH (LE) ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/30/2013	3-36-32 3-36-33 3-36-19	1/30/2014	324/367 #201400000494	RITCHIE
WV	PRIMM WEST	HILVERS, PAUL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT & ACCESS ROAD AGREEMENT	4/3/2013	3-36-9	1/30/2014	324/348 #201400000491	RITCHIE
WV	PRIMM WEST	JETT, JEFFERY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/14/2013	3-37-4	1/30/2014	324/354 #201400000492	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	PRIMM WEST	JETT, JEFFERY L. AND ROSE M.	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT		3-36-21.1	N/A	N/A	RITCHIE
WV	PRIMM WEST	JETT, JEFFERY L. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/9/2013	3-36-21.1	1/30/2014	324/341 #201400000490	RITCHIE
WV	PRIMM WEST	LANGFORD, JACK H., ET UX, ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/9/2013	3-40-25	1/30/2014	324/316 #201400000486	RITCHIE
WV	PRIMM WEST	MACKAY, JACK D. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/3/2013	3-37-3 3-37-3.2 3-37.10	1/30/2014	324/469 #201400000507	RITCHIE
WV	PRIMM WEST	MACKAY, JACK D. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF EASEMENT	8/7/2013	3-37-3 3-37-3.2 3-37.10	1/30/2014	324/528 #201400000520	RITCHIE
WV	PRIMM WEST	MCATEE, CAROL ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/20/2013	3-36-20	4/2/2014	327/391 #201400001726	RITCHIE
WV	PRIMM WEST	MORRIS, I.L. (IKE)	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/28/2013	1-11-8 3-37-1	1/30/2014	324/491 #201400000510	DODDRIDGE
WV	PRIMM WEST	MORRIS, I.L. (IKE)	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	4/24/2013	3-37-1	PENDING	PENDING	RITCHIE
WV	PRIMM WEST	PRIMM, LOREN AND RUTH	ANTERO RESOURCES CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	12/17/2013	1-15-17	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	PRIMM, OLIN ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	12/14/2012	1-12-30	9/12/2013	312/584 #183050	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	PRIMM WEST	PRIMM, OLIN ET UX	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	7/31/2013	1-12-3 1-12-17 1-12-30	9/19/2013	313/225 #183423	DODDRIDGE
WV	PRIMM WEST	PRIMM, OLIN ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT & VALVE SITE AGREEMENT	12/14/2012	1-12-3 1-12-17 1-12-30 1-15-16.1	9/12/2013	312/516 #183039	DODDRIDGE
WV	PRIMM WEST	PUGH, ROBERT F. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/2/2013	3-36-31 3-40-10.1	1/30/2014	324/334 #201400000489	RITCHIE
WV	PRIMM WEST	RICHARDS, TERRY LEE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/15/2013	3-36-30	9/4/2014	330/882 #20144968	RITCHIE
WV	PRIMM WEST	SIMMONS, MARY AGNESS WILLIAMS (LE) ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR PERMANENT EASEMENT AGREEMENT	3/12/2013	3-37-7	N/A	N/A	RITCHIE
WV	PRIMM WEST	TAYLOR, BRIAN ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	OPTION FOR PERMANENT EASEMENT & ACCESS ROAD AGREEMENT	4/23/2013	3-36-15 3-36-29	N/A	N/A	RITCHIE
WV	PRIMM WEST	WEBB, JAMES (LE) ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/6/2013	1-15-3	1/9/2014	319/563 #190611	DODDRIDGE
WV	PRIMM WEST	WEBB, JOSEPH E., ET AL	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	10/17/2013	1-15-3	PENDING	PENDING	DODDRIDGE
WV	PRIMM WEST	WEBB, STANLEY R, ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/16/2013	1-15-2	1/9/2014	319/570 #190612	DODDRIDGE
WV	PRIMM WEST	WEBB, STANLEY R. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/16/2013	1-15-2	1/9/2014	319/570 #190612	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	PRIMM WEST	WILLIAMS, EDWIN G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/19/2013	3-37-5	1/30/2014	324/328 #201400000488	RITCHIE
WV	PRIMM WEST	WILLIAMS, ROBERT C	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/3/2013	1-15-6.4 1-12-36 1-12-37	PENDING	PENDING	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, ROBERT C.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT & VALVE SITE AGREEMENT	2/4/2013	1-12-36 1-12-37	PENDING	PENDING	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, ROBERT C.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/3/2013	1-15-6 1-15-6.4	1/9/2014	319/586 #190616	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, ROBERT C.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/10/2013	1-15-6.4	PENDING	PENDING	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, ROBERT C.	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	10/10/2013	1-15-6.4	10/2/2014	336/49 #212296	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, ROGER D. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/11/2013	3-37-5.2	1/30/2014	324/463 #201400000506	RITCHIE
WV	PRIMM WEST	WILLIAMS, SHIRLEY JEAN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/24/2013	1-12-37.2 1-12-38	PENDING	PENDING	DODDRIDGE
WV	RICHARD GARRY	CORNE, CHARLES W. WHEELER, DONNA C.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/29/2012	6-14-16	4/10/2012	298/709 #161757	DODDRIDGE
WV	RICHARD GARRY	CORNE, CHARLES W. WHEELER, DONNA C.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PIPELINE EASEMENT	4/24/2013	6-14-16	9/17/2013	313/54 #183241	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	RICHARD GARRY	CORNE, CHARLES W. WHEELER, DONNA C.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	7/16/2012	6-14-16	9/12/2013	312/545 #183043	DODDRIDGE
WV	RICHARD GARRY	ROBINSON, RICHARD GARY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/15/2011	6-14-9	2/8/2013	305/190 #171757	DODDRIDGE
WV	RICHARD GARRY	ROBINSON, RICHARD GARY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/15/2011	6-14-9	2/8/2013	305/190 #171757	DODDRIDGE
WV	RICHARD GARRY	ROBINSON, RICHARD GARY	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PIPELINE EASEMENT	7/16/2012	6-14-9	2/8/2013	305/195#171758	DODDRIDGE
WV	RICHARD GARRY	WHEELER, CHARLES W. & DONNA C.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/29/2012	6-14-16	4/10/2012	298/709 #161757	DODDRIDGE
WV	RICHARD GARRY	WHEELER, CHARLES W. & DONNA C.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	7/16/2012	6-14-16	9/12/2013	312/545 #183043	DODDRIDGE
WV	RICHARD GARRY	WHEELER, CHARLES W. & DONNA C.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PIPELINE EASEMENT	4/24/2013	6-14-16	9/17/2013	313/54 #183241	DODDRIDGE
WV	SNIDER	COLLINS, NEAL A. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/1/2012	6-15-4.1	8/19/2013	423/730 #76552	TYLER
WV	SNIDER	HAYMOND, ANNIE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	8/24/2012	3-14-5	5/28/2013	321/709 #201300002508	RITCHIE
WV	SNIDER	HAYMOND, ANNIE	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PIPELINE EASEMENT	10/13/2012	3-14-5	5/28/2013	321/716 #201300002509	RITCHIE
WV	SNIDER	HAYMOND, ANNIE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/4/2013	3-14-5	8/21/2013	322/682 3201300003937	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	SNIDER	JONES, HATTIE MARKLE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/6/2012	6-15-5 6-15-7	8/19/2013	423/723 #76551	TYLER
WV	SNIDER	KIRK, TROY C. & JOZETTA C.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/29/2012	3-8-18.2	8/21/2013	322/668 #201300003935	RITCHIE
WV	SNIDER	KUHENBEAKER, CLARENCE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/26/2012	3-18-18.2	8/21/2013	322/661 #201300003934	RITCHIE
WV	SNIDER	MARKLE, TERRY ALLEN ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/13/2012	6-15-3	8/19/2013	423/737 #76553	TYLER
WV	SNIDER	MCCULLOUGH, JULIA ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/7/2012	3-8-1.3	8/21/2013	322/690 #201300003938	RITCHIE
WV	SNIDER	MCCULLOUGH, TED	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	12/7/2012	3-8-1.3	8/21/2013	322/675 #201300003936	RITCHIE
WV	TOMS FORK	ADRIAN, GEORGE ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/19/2013	6-3-6	9/6/2013	312/253 #182679	DODDRIDGE
WV	TOMS FORK	BARNES, DONALD	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/20/2012	6-1-10	9/21/2012	302/702 #166791	DODDRIDGE
WV	TOMS FORK	BARNES, DONALD	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	2/21/2013	6-1-10	9/6/2013	312/273 #182687	DODDRIDGE
WV	TOMS FORK	BARNES, RONALD G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/13/2012	6-1-10.3	9/21/2013	303/43 #166803	DODDRIDGE
WV	TOMS FORK	BARNES, RONALD G.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	3/14/2013	6-1-10.3	6/18/2013	309/499 #178115	DODDRIDGE
WV	TOMS FORK	BLAND, ROBERT AND TIMOTHY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/17/2012	6-2-4	8/21/2013	311/466 #181870	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	TOMS FORK	BLAND, ROBERT AND TIMOTHY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	2/20/2013	6-2-4	8/21/2013	311/466 #181870	DODDRIDGE
WV	TOMS FORK	BLAND, ROBERT ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/17/2012	6-2-1	9/21/2012	303/83 #166811	DODDRIDGE
WV	TOMS FORK	BLAND, ROBERT ET UX (LE) PAESANO, LISA ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/20/2013	6-2-1	8/21/2013	311/459 #181869	DODDRIDGE
WV	TOMS FORK	CLYNE, TIMOTHY R. & DENISE DONAHOO	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/21/2013	6-3-7.2	11/5/2013	316/595 #186364	DODDRIDGE
WV	TOMS FORK	CLYNE, TIMOTHY R. & REBECCA	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	2/21/2013	6-3-6.1	6/19/2013	312/309 #182760	DODDRIDGE
WV	TOMS FORK	CLYNE, TIMOTHY R. & REBECCA	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	3/20/2013	6-3-6.1	6/19/2013	309/511 #178268	DODDRIDGE
WV	TOMS FORK	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/27/2013	6-8-35	6/19/2013	309/530 #178273	DODDRIDGE
WV	TOMS FORK	COGAR, LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/9/2012	6-3-2.2	8/23/2013	311/473 #181989	DODDRIDGE
WV	TOMS FORK	COGAR, LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	2/26/2013	6-3-2.2	8/23/2013	311/479 #181990	DODDRIDGE
WV	TOMS FORK	DAVIS, DOROTHY J.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/9/2013	6-8-1.1 6-8-2	6/19/2013	309/591 #178274	DODDRIDGE
WV	TOMS FORK	DEAN, NORMA GRACE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/4/2013	6-3-15	9/19/2013	309/550 #178275	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	TOMS FORK	GAGNON, GEORGE L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/9/2012	6-3-2	6/19/2013	309/503 #178266	DODDRIDGE
WV	TOMS FORK	GAGNON, GEORGE L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	2/19/2013	6-3-2	9/12/2013	312/578 #183048	DODDRIDGE
WV	TOMS FORK	GAGNON, GEORGE L.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	5/13/2013	6-3-2	6/19/2013	309/504 #178266	DODDRIDGE
WV	TOMS FORK	GOLA, DOROTHY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/13/2013	6-3-14 6-4-22	6/19/2013	309/557 #178276	DODDRIDGE
WV	TOMS FORK	JETT, EDWARD ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/14/2013	6-3-14 6-4-22 6-3-13	6/19/2013	309/564 #178278	DODDRIDGE
WV	TOMS FORK	JETT, EDWARD ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	6/26/2013	6-3-14 6-4-22 6-3-13	9/19/2013	313/276 #183432	DODDRIDGE
WV	TOMS FORK	LACY, RALPH ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/3/2012	6-1-8	9/21/2012	302-690 166788	DODDRIDGE
WV	TOMS FORK	LACY, RALPH ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	2/21/2013	6-1-8	9/19/2013	313/331 #183442	DODDRIDGE
WV	TOMS FORK	LAW, RONALD L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/12/2012	6-2-1	9/6/2013	302/696 #166790	DODDRIDGE
WV	TOMS FORK	LAW, RONALD L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	2/20/2013	6-2-1	9/6/2013	312/275 #182686	DODDRIDGE
WV	TOMS FORK	LUOTTO, JOHN S.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/7/2013	6-11-2	6/18/2013	309/492 #178114	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	TOMS FORK	MAXWELL, LEWIS F.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/14/2013	6-11-2	6/19/2013	309/572 #178279	DODDRIDGE
WV	TOMS FORK	MAXWELL, ROBERT G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/6/2013	6-3-12	12/6/2013	318/557 #188592	DODDRIDGE
WV	TOMS FORK	MORRIS, I. L. (IKE)	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/2/2013	6-7-1	11/5/2013	316/611 #186368	DODDRIDGE
WV	TOMS FORK	MORRIS, I. L. (IKE)	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	6/26/2013	6-7-1	11/5/2013	316/611 #186368	DODDRIDGE
WV	TOMS FORK	NESLER, CHARLES E. II	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/8/2012	6-2-7 6-4-7	6/28/2012	301/593 #163919	DODDRIDGE
WV	TOMS FORK	NESLER, CHARLES E. II	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/8/2012	6-2-7 6-4-7	6/28/2012	301/593 #163919	DODDRIDGE
WV	TOMS FORK	NESLER, CHARLES E. II	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	2/19/2013	6-2-7 6-4-7	6/24/2013	305/565 #178646	DODDRIDGE
WV	TOMS FORK	POWELL, DENNIS ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT		3-19-10, 31,31.1,31.2,32,33			DODDRIDGE
WV	TOMS FORK	RANDOLPH, SALLY ANN	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	6/28/2013	6-7-8	9/19/2013	312/299 #182714	DODDRIDGE
WV	TOMS FORK	RILL, ELWOOD & ELIZABETH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/16/2012	6-1-3 6-1-4	9/6/2013	301/610 #163923	DODDRIDGE
WV	TOMS FORK	RILL, ELWOOD & ELIZABETH	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	3/15/2013	6-1-3 6-1-4	9/6/2013	312/277 #182687	DODDRIDGE
WV	TOMS FORK	RIVERS, HOWARD J. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/17/2012	6-2-11.1	9/21/2012	302/696 #166790	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	TOMS FORK	RIVERS, HOWARD J. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	2/22/2013	6-2-11.1	9/19/2013	313/341 #183445	DODDRIDGE
WV	TOMS FORK	ROBINSON, GREGORY ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD AGREEMENT	2/3/2013	6-14-8	6/19/2013	309/583 #178281	DODDRIDGE
WV	TOMS FORK	ROBINSON, GREGORY ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/3/2013	6-14-8	6/19/2013	309/583 #178281	DODDRIDGE
WV	TOMS FORK	ROBINSON, RICHARD GARRY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/11/2013	6-14-8	6/19/2013	305/190 #171757	DODDRIDGE
WV	TOMS FORK	STOUT, PAUL ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/20/2013	20-361-1	9/19/2013	313/281 #183433	HARRISON
WV	TOMS FORK	SUTTON FARMS, LLC	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/15/2013	6-7-2.1	9/19/2013	313/237 #183426	DODDRIDGE
WV	TOMS FORK	SUTTON, JEREMY W. & AMANDA L. H/W	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/26/2012	3-19-39	6/28/2012	301/615 #163924	DODDRIDGE
WV	TOMS FORK	SUTTON, JEREMY, W & AMANDA L., H/W	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	3/14/2013	3-19-39	3/14/2013	309/517 #178270	DODDRIDGE
WV	TOMS FORK	SWIGER, ROBERT	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/3/2013	6-8-12	6/19/2013	309/592 #178282	DODDRIDGE
WV	TOMS FORK	SWIGER, ROBERT	ANTERO RESOURCES APPALACHIAN CORPORATION	ACCESS ROAD AGREEMENT	4/12/2013	6-8-12	6/19/2013	309/592 #178282	DODDRIDGE
WV	TOMS FORK	WALLACE, ROBERT ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/15/2013	6-11-5	9/9/2013	312/340 #182771	DODDRIDGE
WV	TOMS FORK	YEAGER, CHARLES W. III	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/5/2012	6-11-4			DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	TOMS FORK	YEAGER, CHARLES W. III	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/5/2013	6-11-4; 6-11-5	6/19/2013	309/519 #178271	DODDRIDGE
WV	TOMS FORK	YEAGER, CHARLES W. III	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	6/17/2013	6-11-4; 6-11-5	9/9/2013	312/314 #182763	DODDRIDGE
WV	TOMS FORK	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES CORPORATION	EASEMENT AGREEMENT	9/27/2013	6-8-35	8/7/2014	332/347 #206964	DODDRIDGE
WV	VOGT	COASTAL FOREST RESOURCES COMPANY	ANTERO RESOURCES CORPORATION	PIPELINE RIGHT OF WAY AGREEMENT	3/26/2014	1-6-37.1			DODDRIDGE
WV	VOGT	COTTRILL, BRENT AND LAURA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	6/13/2012	1-7-20			DODDRIDGE
WV	VOGT	KNUDSEN, ELAINE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/13/2012	1-6-31			DODDRIDGE
WV	WALNUT WEST	WAGGONER, EDDY D. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	11/3/2012	3-13-19; 3-13-20; 3-13- 21	9/24/2013	323/17 #201300004413	RITCHIE
WV	WEBB	MORRIS, I.L. (IKE)	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	6/26/2013	1-11-8	N/A	N/A	DODDRIDGE
WV	WEST UNION	BEE, LEWIS PAUL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/13/2012	8-19-6; 8-19-1	1/11/2013	304/530 #170540	DODDRIDGE
WV	WEST UNION	BEE, LEWIS PAUL ET AL	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	10/27/2012	8-9-1,6	1/11/2013	304/536 #170541	DODDRIDGE
WV	WEST UNION	BEE, LIVINGSTONE S.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/2/2012	8-14-14;1-10-31	1/11/2013	304/522 #170538	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	WEST UNION	BEE, LIVINGSTONE S.	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	10/27/2012	8-14-14;1-10-31	1/11/2013	304/529 #170539	DODDRIDGE
WV	WEST UNION	BEE, LIVINGSTONE S. ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/13/2012	8-14-14	1/11/2013	304/564 #170548	DODDRIDGE
WV	WEST UNION	BEE, LIVINGSTONE S. ET AL	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	10/27/2012	8-14-14	1/11/2013	304/571 #170549	DODDRIDGE
WV	WEST UNION	CHIPPS, PERRY ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/19/2012	1-10-27 1-10-28	8/26/2013	311/494 #182040	DODDRIDGE
WV	WEST UNION	CHIPPS, PERRY ET AL	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	10/15/2012	1-10-27 1-10-28	8/26/2013	311-509 182042	DODDRIDGE
WV	WEST UNION	CHIPPS, PERRY ET AL	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	10/15/2012	1-10-27 1-10-28	8/26/2013	311/504 #182041	DODDRIDGE
WV	WEST UNION	CHIPPS, PERRY ET AL	ANTERO RESOURCES CORPORATION	SURFACE FACILITY AGREEMENT	10-15012	1-10-27 1-10-28	8/26/2013	311-509 182042	DODDRIDGE
WV	WEST UNION	CHIPPS, PERRY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD	10/15/2012	1-10-27; 1-10-26; 1-10- 28	8/26/2013	311/504 #182041	DODDRIDGE
WV	WEST UNION	CLARK, TERESA L.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	9/6/2012	1-10-19	2/8/2013	305/104 #171725	DODDRIDGE
WV	WEST UNION	CLARK, TERESA L.	ANTERO RESOURCES CORPORATION	SURFACE FACILITY	5/28/2013	1-10-19	9/4/2013	312/204 #182515	DODDRIDGE
WV	WEST UNION	COTTRILL, BRENT S. ET UX	ANTERO RESOURCES CORPORATION	SURFACE FACILITY	8/28/2012	1-7-20 1-5-43	2/8/2013	305/118 #171727	DODDRIDGE
WV	WEST UNION	COTTRILL, BRENT S. ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/28/2012	1-7-20 1-5-43	9/11/2013	312/419 #182965	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	WEST UNION	COTTRILL, BRENT S. ET UX	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	10/28/2012	1-7-20 1-5-43	9/11/2013	312/419 #182965	DODDRIDGE
WV	WEST UNION	CURRENCE TRUST	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	7/24/2012	1-6-38	2/8/2013	305/184 #171742	DODDRIDGE
WV	WEST UNION	CURRENCE TRUST	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/24/2012	1-6-38	2/8/2013	305/177 #171741	DODDRIDGE
WV	WEST UNION	FOUR LEAF LAND COMPANY	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/2/2012	1-10-2	1/11/2013	304/537 #170542	DODDRIDGE
WV	WEST UNION	FOUR LEAF LAND COMPANY	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION & PERMANENT EASEMENT AGREEMENT	8/30/2012	1-10-2	1/11/2013	304/544 #170543	DODDRIDGE
WV	WEST UNION	FOUR LEAF LAND COMPANY	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION & PERMANENT EASEMENT AGREEMENT	11/19/2012	1-10-2	1/11/2013	304/549 #170544	DODDRIDGE
WV	WEST UNION	FOUR LEAF LAND COMPANY	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	11/19/2012	1-10-2	1/11/2013	304/553 #170545	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	WEST UNION	GAGNON, GEORGE L. ET AL	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	11/18/2012	1-6-31.2	2/8/2013, 2/8/2013	305/139 #171733, 305/146 #171734	DODDRIDGE
WV	WEST UNION	JAMES, WILLIAM P.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/27/2012	1-6-6	9/11/2013	312/431 #182968	DODDRIDGE
WV	WEST UNION	KEY OIL COMPANY	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/23/2012	8-19-7	9/21/2013	303/66 #166807	DODDRIDGE
WV	WEST UNION	KNUDSEN, ELAINE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	6/11/2012	1-6-31.1	2/8/2013	305/160 #171736	DODDRIDGE
WV	WEST UNION	KNUDSEN, ELAINE	ANTERO RESOURCES CORPORATION	SURFACE FACILITY	10/13/2012	1-6-31.1	2/8/2013	305/166 #171737	DODDRIDGE
WV	WEST UNION	LEWIS, ALBERT L.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/7/2012	1-10-18.1	2/8/2013	305/153 #171735	DODDRIDGE
WV	WEST UNION	LEWIS, ROBERT K.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	10/7/2012	1-10-18	2/8/2013	305/82 #171721	DODDRIDGE
WV	WEST UNION	MOORE, DARRELL A.	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	9/24/2012	1-10-20; 1-10-25	2/8/2013	305/131 #171731	DODDRIDGE
WV	WEST UNION	MOORE, DARRELL A.	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	10/30/2012	1-10-20; 1-10-25	2/8/2013	305/129 #171730	DODDRIDGE
WV	WEST UNION	MOORE, DARRELL A.	ANTERO RESOURCES CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	10/30/2012	1-10-20; 1-10-25	2/8/2013	305/136 #171732	DODDRIDGE
WV	WEST UNION	MOORE, DARRELL A.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/12/2013	1-10-20; 1-10-25	2/8/2013	305/123 #171729	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	WEST UNION	SPELLMAN, DONNA K.	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	6/12/2012	1-6-16, 20, 19, 4	1/11/2013	304/573 #170550	DODDRIDGE
WV	WEST UNION	SPELLMAN, DONNA K.	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	10/4/2012	1-6-16, 20, 19, 4	1/11/2013	304/579 #170551	DODDRIDGE
WV	WEST UNION	SPELLMAN, DONNA K.	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	10/14/2012	1-6-16, 20, 19, 4	1/11/2013	304/579 #170551	DODDRIDGE
WV	WEST UNION	SPELLMAN, DONNA K.	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	10/14/2012	1-6-16, 20, 19, 4	1/11/2013	304/579 #170551	DODDRIDGE
WV	WEST UNION	TURNER, GERALD ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/17/2012	8-19-8	2/22/2013	305/327 #172478	DODDRIDGE
WV	WEST UNION	TURNER, GERALD ET UX	ANTERO RESOURCES CORPORATION	ADDITIONAL PIPELINE AGREEMENT	11/10/2012	8-19-8	9/4/2013	312/200 #182514	DODDRIDGE
WV	WEST UNION	WEBB, MICHAEL G. AND ROSALIND	ANTERO RESOURCES CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	9/21/2013	1-7-85			DODDRIDGE
WV	WEST UNION	WEBB, MICHAEL G. ET UX	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/23/2012	1-7-85	2/8/2013	305/96 #171723	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	WEST UNION	WEBB, MICHAEL G. ET UX	ANTERO RESOURCES CORPORATION	MODIFICATION OF OPTION & PERMANENT EASEMENT AGREEMENT	10/9/2012	1-7-85	2/8/2013	305/102 #171724	DODDRIDGE
WV	WEST UNION	WRIGHT, CRAIG ALLEN II	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	7/26/2012	1-10-38	2/8/2013	305/89 #171722	DODDRIDGE
WV	WHITE OAK	ADRIAN, GEORGE W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/22/2012	6-3-1.1	7/26/2012	302/140 #164847	DODDRIDGE
WV	WHITE OAK	ADRIAN, GEORGE W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/8/2012	6-3-1.1	7/26/2012	302/135 #164846	DODDRIDGE
WV	WHITE OAK	ADRIAN, GEORGE W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	3/14/2013	6-3-1.1	6/19/2013	309/508 #178267	DODDRIDGE
WV	WHITE OAK	ADRIAN, GEORGE W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	3/14/2013	6-3-1.1	6/19/2013	309/508 #178267	DODDRIDGE
WV	WHITE OAK	ADRIAN, GEORGE W. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	5/8/2013	6-3-1.1	9/11/2013	312/467 #182978	DODDRIDGE
WV	WHITE OAK	BARNES, DONALD L	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/20/2012	6-1-10	9/21/2012	302/702 #166791	DODDRIDGE
WV	WHITE OAK	BARNES, DONALD L	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	2/21/2013	6-1-10	9/6/2013	312/267 #182682	DODDRIDGE
WV	WHITE OAK	BARNES, RONALD G	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	3/14/2013	6-1-10.3	6/18/2013	309/499 #178115	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	WHITE OAK	BARNES, RONALD G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/13/2012	6-1-10.3	9/21/2012	303/43 #166803	DODDRIDGE
WV	WHITE OAK	BERKLEY, JUNE TRUSTEE ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	4/23/2012	10-9-1 10-9-1.1 10-9-1.2	1/30/2014	324/518 #201400000517	RITCHIE
WV	WHITE OAK	BERKLEY, JUNE TRUSTEE ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT (WATER)	12/3/2012	10-9-1 10-9-1.1 10-9-1.2	12/28/2012	318/651 #201200004723	RITCHIE
WV	WHITE OAK	BERKLEY, JUNE TRUSTEE ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	1/18/2013	10-9-1.1	1/30/2014	324/299 #201400000483	RITCHIE
WV	WHITE OAK	BERKLEY, JUNE TRUSTEE, ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/30/2012	10-9-1 10-9-1.1 10-9-1.2	10/24/2012	318/155 #201200003760	RITCHIE
WV	WHITE OAK	BLAND, ROBERT AND TIMOTHY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/17/2012	6-2-4 6-2-4.1 6-24-2.3 6-4-1.7	9/21/2012	302-667 #166784	DODDRIDGE
WV	WHITE OAK	BLAND, ROBERT AND TIMOTHY ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS AGREEMENT	4/27/2012	6-2-4 6-2-4.1 6-24-2.3 6-4-1.7	9/19/2012	313/288 #183434	DODDRIDGE
WV	WHITE OAK	BLAND, ROBERT C. ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/17/2012	6-2-4 6-2-4.1 6-24-2.3 6-4-1.7	9/21/2012	303/83 #166811	DODDRIDGE
WV	WHITE OAK	BLAND, ROBERT ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/12/2012	6-2-4 6-2-4.1 6-24-2.3 6-4-1.7	9/21/2012	302/682 #166787	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	WHITE OAK	BLAND, ROBERT ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	8/23/2012	6-2-4 6-2-4.1 6-24-2.3 6-4-1.7	9/21/2012	302/678 #166786	DODDRIDGE
WV	WHITE OAK	CLAY, PATSY KAY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/21/2012	8-19-23.1	9/21/2012	302/720 166794	DODDRIDGE
WV	WHITE OAK	CLYNE, TIMOTHY ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/27/2012	6-3-6.1; 6-3-7.2	6/28/2012	301/621 163925	DODDRIDGE
WV	WHITE OAK	CLYNE, TIMOTHY ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF THE PERMANENT EASEMENT AGREEMENT	3/20/2013	6-3-6.1; 6-3-7.2	6/19/2013	309/511 #178268	DODDRIDGE
WV	WHITE OAK	CLYNE, TIMOTHY R.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	3/20/2013	6-3-6.1 6-3-7.2	6/19/2013	309/511 #178268	DODDRIDGE
WV	WHITE OAK	COGAR, LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/9/2012	6-3-2.2	8/23/2013	311/473 #181989	DODDRIDGE
WV	WHITE OAK	CUNNINGHAM, GRANT ALAN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/23/2012	1-15-29.1 1-15-29.2	6/28/2012	301/583 #163917	DODDRIDGE
WV	WHITE OAK	CUNNINGHAM, NAOMI	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/12/2012	7-4-1 1-15-29; 1-15-31; 10-9-9	7/23/2012	317/167 #201200002475	TYLER, RITCHIE & DODDRIDGE
WV	WHITE OAK	DOTSON, LARRY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/27/2012	8-22-2,3,4	9/21/2012	303/73 #166808	DODDRIDGE
WV	WHITE OAK	DOTSON, LARRY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ACCESS ROAD AGREEMENT	4/25/2012	8-22-2,3,4	10/25/2012	303/610 #168037	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	WHITE OAK	FIFER, NANCY, TR OF THE FIFER FAMILY REV TR	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/28/2012	8-22-6	9/21/2012	303/49 #166804	DODDRIDGE
WV	WHITE OAK	GAGNON, GEORGE L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/9/2013	6-3-2	6/8/2012	301/588 #163918	DODDRIDGE
WV	WHITE OAK	GAGNON, GEORGE L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	2/19/2013	6-3-2	9/12/2013	312/578 #183048	DODDRIDGE
WV	WHITE OAK	GAIN, TEDDY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/22/2012	1-15-27	9/21/2012	303/37 #166802	DODDRIDGE
WV	WHITE OAK	GAIN, TEDDY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT (WATER)	11/21/2012	1-15-27	9/19/2013	313/337 #183444	DODDRIDGE
WV	WHITE OAK	GAIN, TEDDY L.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	12/19/2012	1-15-27	9/11/2013	312/426 #182967	DODDRIDGE
WV	WHITE OAK	GRIMM, BARRY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	9/17/2012	10-9-17	5/28/2013	321/733 #201300002517	RITCHIE
WV	WHITE OAK	GRIMM, BARRY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY EASEMENT AGREEMENT	9/17/2012	10-9-17	12/20/2012	318/591 #201200004621	RITCHIE
WV	WHITE OAK	GRIMM, BARRY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	10/5/2012	10-9-17	2/7/2013	318/962 320130000053	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	WHITE OAK	GRIMM, BARRY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT. 16" ABOVE GROUND WATER LINE	10/5/2012	10-9-17	2/7/2013	318/962 320130000053	RITCHIE
WV	WHITE OAK	GRIMM, BARRY D.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT	9/17/2012	10-9-17	5/28/2013	321/733 # 201300002517	RITCHIE
WV	WHITE OAK	HEASTER, CHARLES ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/2/2012	8-23-1	6/3/2013	309/342 177343	DODDRIDGE
WV	WHITE OAK	HINZMAN, CECIL A. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/14/2012	1-15-26 1-15.25.1	6/12/2012	301/556 #163907	DODDRIDGE
WV	WHITE OAK	HINZMAN, CECIL A. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/14/2012	1-15-26 1-15-25.1	6/28/2012	301/556 #163907	DODDRIDGE
WV	WHITE OAK	HINZMAN, CECIL A. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	4/27/2012	1-15-26 1-15-25.1	6/28/2012	301/562 #163908	DODDRIDGE
WV	WHITE OAK	HINZMAN, CHRISTOPHER A. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/14/2012	1-15-26.1 1-15-2.2	6/28/2012	301/599 #163921	DODDRIDGE
WV	WHITE OAK	HOLLAND, MARY ESTATE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/24/2012	8-23-2	8/19/2013	311/201 #181740	DODDRIDGE
WV	WHITE OAK	JAMES, ELAINE	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/22/2012	7-1-4 7-1-5 7-1-6 7-1-7 7-1-9 7-1-10	9/21/2012	303/89 #166812	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	WHITE OAK	KEHRER, ALBERT ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/30/2012	10-9-6	10/24/2012	318/164 #201200003761	RITCHIE
WV	WHITE OAK	KEHRER, ALBERT ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	4/23/2012	10-9-6	1/30/2014	324/511 #201400000515	RITCHIE
WV	WHITE OAK	KELLEY, NORMA L.	ANTERO RESOURCES APPALACHIAN CORPORATION	ROAD ACCESS AGREEMENT	4/17/2012	6-4-2.1	12/9/2013	318/641 #188828	DODDRIDGE
WV	WHITE OAK	KEY OIL COMPANY	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/12/2012	8-19-7; 8-19-13; 8-19- 19	9/21/2012	303/66 #166807	DODDRIDGE
WV	WHITE OAK	KILEY, JACQUELINE ANN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/28/2012	8-22-5.1	6/28/2012	301/628 #163926	DODDRIDGE
WV	WHITE OAK	LACY, RALPH ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	2/21/2013	6-1-8	9/19/2013	313/331 #183442	DODDRIDGE
WV	WHITE OAK	LANGFORD, JACK & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/30/2012	10-9-3 10-9-4 10-9-10 10-9-12.1 10-9-12.2 10-9-27	10/24/2012	318/149 #201200003759	RITCHIE
WV	WHITE OAK	LANGFORD, JACK & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	4/23/2012	10-9-3 10-9-4 10-9-10 10-9-12.1 10-9-12.2 10-9-27	1/30/2014	324/514 #201400000516	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	WHITE OAK	LANGFORD, JACK & LINDA	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT (WATER)	12/3/2012	10-9-3 10-9-4 10-9-10 10-9-12.1 10-9-12.2 10-9-27	8/21/2013	322/699 #201300003939	RITCHIE
WV	WHITE OAK	LANGFORD/ BERKLEY FAMILY TRUST ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/21/2012	10-9-1.1, 10-8-6.2, 3-40-25	12/28/2012	318/651#201200004723	RITCHIE
WV	WHITE OAK	LAW, RONALD L.	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	2/20/2013	6-2-1	9/6/2013	312/275 #182686	DODDRIDGE
WV	WHITE OAK	LAW, RONALD L.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/12/2012	6-1-3 6-1-4	9/21/2012	302/696 #166790	DODDRIDGE
WV	WHITE OAK	LOVERN, BARBARA J. TRUSTEE ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	3/28/2012	8-22-5.4	9/21/2012	303/28 #166800	DODDRIDGE
WV	WHITE OAK	MAXWELL, ROBERT G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/26/2012	6-3-12; 6-3-12.1	6/28/2012	301/569 #163915	DODDRIDGE
WV	WHITE OAK	MAXWELL, ROBERT G.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	4/27/2012	6-3-12; 6-3-12.1	6/28/2012	301/565 #163909	DODDRIDGE
WV	WHITE OAK	MAXWELL, ROBERT G.	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	5/2/2013	6-3-12; 6-3-12.1	6/19/2013	309/514 #178269	DODDRIDGE
WV	WHITE OAK	MUMMA, CARROLL W. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/21/2012	8-22-5.2,5.6	9/21/2012	303/55 #166805	DODDRIDGE
WV	WHITE OAK	MUMMA, CARROLL W. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	11/20/2012	8-22-5.2,5.6	9/19/2013	313/333 #183443	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	WHITE OAK	NELSON, RUSSELL L.ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/18/2012	8-19-23.2	9/21/2012	303/10 #16797	DODDRIDGE
WV	WHITE OAK	NESLER, CHARLES III	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/8/2012	6-2-7;6-4-7	6/28/2012	301/593 #163919	DODDRIDGE
WV	WHITE OAK	NESLER, CHARLES III	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	2/19/2013	6-2-7;6-4-7	6/24/2013	305/565 #178646	DODDRIDGE
WV	WHITE OAK	PERINE, PATRICIA A.	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/28/2012	8-19-22; 8-19-23; 8-19-23.3	9/21/2012	303/01 #166795	DODDRIDGE
WV	WHITE OAK	RILL, ELWOOD ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/16/2012	6-1-3 6-1-4	6/28/2012	301/610 #163923	DODDRIDGE
WV	WHITE OAK	RILL, ELWOOD ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	3/15/2013	6-1-3 6-1-4	9/6/2013	312/277 #182687	DODDRIDGE
WV	WHITE OAK	RIVERS, HOWARD J. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/15/2012	6-2-11.1	9/21/2012	302/673 #166785	DODDRIDGE
WV	WHITE OAK	RIVERS, HOWARD J. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	2/22/2013	6-2-11.1	9/19/2013	313/341 #183445	DODDRIDGE
WV	WHITE OAK	SECRIST, MARY FARR	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/6/2012	8-20-14	7/6/2012	302/129 #164845	DODDRIDGE
WV	WHITE OAK	SETH, JAMES	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/22/2012	1-15-21	9/21/2012	303/23 #166799	DODDRIDGE
WV	WHITE OAK	SPIKER, SUE ANN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	1/18/2012	6-3-1	9/21/2012	302/708 #166792	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	WHITE OAK	SUTTON, JEREMY W. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	4/26/2012	3-19-39	6/28/2012	301/615 #163924	DODDRIDGE
WV	WHITE OAK	SUTTON, JEREMY W. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	4/13/2013	3-19-39	6/19/2013	309/517 #178270	DODDRIDGE
WV	WHITE OAK	TRAVIS, MARVIN E. ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT ROAD ACCESS AGREEMENT	4/27/2012	6-4-2.5	1/9/2014	319/578 #190612	DODDRIDGE
WV	WHITE OAK	TURNER, GERALD ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	2/22/2012	8-19-8	9/21/2012	303/61 #166806	DODDRIDGE
WV	WHITE OAK	TURNER, GERALD ET UX	ANTERO RESOURCES APPALACHIAN CORPORATION	ADDITIONAL PIPELINE AGREEMENT	11/10/2012	8-19-8	9/4/2013	312/200 #182514	DODDRIDGE
WV	WHITEHAIR	NICHOLSON, MILTON DEAN	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	11/29/2011	6-12-30	10/24/2012	303/572 #167994	DODDRIDGE
WV	WHITEHAIR	WHITEHAIR, ELTON DALE & JUDITH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	5/7/2012	6-12-18 & 6-12-19	10/24/2012	303/561 #167991	DODDRIDGE
WV	WHITEHAIR	WHITEHAIR, ELTON DALE & JUDITH	ANTERO RESOURCES APPALACHIAN CORPORATION	SURFACE FACILITY AGREEMENT	10/11/2012	6-12-18 & 6-12-19	9/11/2013	312/403 #182959	DODDRIDGE
WV	WHITEHAIR	WHITEHAIR, ELTON DALE & JUDITH	ANTERO RESOURCES APPALACHIAN CORPORATION	PERMANENT EASEMENT AGREEMENT	3/16/2012	6-12-18 6-12-19	4/2/2012	298/367 #161482	DODDRIDGE
WV	WOLF PEN TO HARDWOOD	ROSS, GEORGE	ANTERO RESOURCES CORPORATION	PERMANENT EASEMENT AGREEMENT	8/25/2014	6-8-7			DODDRIDGE
WV	PRIMM WEST	LANGFORD, JACK H, ET UX	ANTERO RESOURCES CORPORATION	SURFACE USE AGREEMENT AND ROAD ACCESS AGREEMENT	9/9/2013	3-40-25	1/30/2014	324/323 #201400000487	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	WHITE OAK	CONSTABLE, FRED ET AL	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	7/18/2012	10-9-28	N/A	N/A	RITCHIE
WV	YOLANDA	Andrew and Yolanda Williamson	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	8/23/2012	10-14-3.2	10/9/2012	258/924	RITCHIE
WV	PHILLIPS	Rita A Walker	ANTERO RESOURCES APPALACHIAN CORPORATION	TEMPORARY WATER LINE AGREEMENT	1116/2011	9-266A-2,16	11/21/2011	1480/22	HARRISON
WV	WEST FORK	Carol Hurst, Peggy Hurst, Clara Hurst	ANTERO RESOURCES CORPORATION	Tank Pad, Storage Yard, Offloading and Ware Yard Agmt	3/7/2014	20-403-4	4/15/2014	1531-826	HARRISON
WV	MOORE	Mt. Salem Revival Grounds, Inc	ANTERO RESOURCES CORPORATION	Temp Above Ground Waterline Agmt	2/21/2014	3-13-15.1	NA	NA	DODDRIDGE
OH	MYRON	Ian Rolfe Frakes	ANTERO RESOURCES CORPORATION	Temp Above Ground Waterline Agmt	12/5/2013	31-21237	2/24/2014	437-715	NOBLE
WV	CHARLENE	HURST, JEFFERY AND BRENDA	ANTERO RESOURCES CORPORATION	TEMPORARY ABOVE GROUND WATERLINE	11/18/2013	3-14-11	NA	NA	RITCHIE
WV	VOGT	Troy D. Cunningham and Annabelle Rifle	ANTERO RESOURCES CORPORATION	TANK PAD AGREEMENT	7/5/2013	1-6-41	7/23/2013	310/527	DODDRIDGE
WV	CRONIN	George G Hamilton; Gary L Hamilton	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	6/10/2013	6-10-4	7/23/2013	310/549; 310/553	DODDRIDGE
WV	HARTLEY EAST	Richard E. Marsden and Wilma J. Marsden	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	4/30/2013	4-4-16	6/3/2013	309-381	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	Henley	Gabriele Smith aka Gariele Hoover	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	2/25/2013	4-15-16,16.1,33	3/18/2013	305/530	DODDRIDGE
WV	NORTON	Garry R. Norton	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	2/7/2013	6-16-15; 6-19-6	3/18/2013	305/542	DODDRIDGE
WV	ERWIN HILLTOP	John and Sandra Erwin	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	10/25/2012	6-19-1	11/8/2012	303/719	DODDRIDGE
WV	HURST 21	Bernard, Clara Mae, and Peggy Hurst	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	10/17/2012	20-403-4	11/19/2012	1501/530	HARRISON
WV	HINTERER PAD	Vivian and David Burton	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	6/23/2011	6-15-12	8/12/2011	017/129	DODDRIDGE
WV	POWELL PAD	Dennis Powell and Mellie M. Powell	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	11/8/2012	3-19-31, 31.1, 31.2,32	11/30/2012	304/140	DODDRIDGE
WV	COASTAL HILLTOP	James T. Barr, Jr. and Bernice J Barr	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	10/23/2012	4-12-10,10.1	11/8/2012	304/3	DODDRIDGE
WV	MEATHOUSE WATER	George and Susan Gagnon	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	9/10/2012	6-3-2	10/9/2012	303/321	DODDRIDGE
WV	POWELL PAD	Dennis Powell and Mellie M. Powell	ANTERO RESOURCES APPALACHIAN CORPORATION	TANK PAD AGREEMENT	8/21/2012	3-19-31, 31.1, 31.2,32	9/6/2012	302/559	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	BARNESVILLE LINE	CHRISTMAN, JOHN S.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT		12-001006 12-001009			MONROE
OH	BARNESVILLE LINE	CHRISTMAN, JOHN S.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT		12-001006 12-001009			MONROE
OH	BARNESVILLE LINE	DAWSON, JAMES A.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	6/6/2014	37-00458 37-00459			BELMONT
OH	BARNESVILLE LINE	HEADLEY, MARK E.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1/14/2014	21-007004			MONROE
OH	BARNESVILLE LINE	HEADLEY, MARK E.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	5/22/2014	21-012017			MONROE
OH	BARNESVILLE LINE	HEADLEY, MARK E. HEADLEY, VALERIA K.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	5/22/2014	21-007034			MONROE
OH	BARNESVILLE LINE	HILL, MARK A. , TRUSTEE & MARIE B.	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT		12-005006.000 12-005017.000 12-006014.000			MONROE
OH	BARNESVILLE LINE	HILL, MARK A. , TRUSTEE & MARIE B.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT		12-006014.000			MONROE
OH	BARNESVILLE LINE	KUHNS, RAYMOND A. BYLER, JOE E.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT		12-001010 21-006013 21-006016			MONROE
OH	BARNESVILLE LINE	KUHNS, RAYMOND A. BYLER, JOE E.	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT		12-001010 21-006013 21-006016			MONROE
OH	BARNESVILLE LINE	MILLER, RICHARD	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	6/4/2014	37-00462			BELMONT
OH	BARNESVILLE LINE	PIATT, THOMAS T. PIATT, RHONDA J.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	6/2/2014	12-009006			MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	BARNESVILLE LINE	PIATT, THOMAS T. PIATT, RHONDA J.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT		12-009006			MONROE
OH	BARNESVILLE LINE	ROE, DELLANO D. & MALCOLM B.	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT	7/9/2014	21-012011.000			MONROE
OH	BARNESVILLE LINE	STEPHEN, DREW PRESTON STEPHEN, TRACEY ANN	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	7/3/2014	12-001015.000			MONROE
OH	BARNESVILLE LINE	STEPHEN, DREW PRESTON STEPHEN, TRACEY ANN	ANTERO MIDSTREAM LLC	ROAD ACCESS EASEMENT	7/3/2014	12-001015.0000			MONROE
OH	BARNESVILLE LINE	DAWSON, JAMES A.	ANTERO MIDSTREAM LLC	MEMORANDUM OF CONSIDERATION FOR PERMANENT ROAD ACCESS EASEMENT AGREEMENT	9/29/2014	37-00458			BELMONT
OH	BARNESVILLE LINE	DAWSON, JAMES A.	ANTERO MIDSTREAM LLC	MEMORANDUM OF CONSIDERATION FOR SURFACE FACILITY EASEMENT AGREEMENT	9/29/2014	37-00458			BELMONT
OH	BARNESVILLE LINE	HEADLEY, MARK E. ET UX	ANTERO RESOURCES MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/14/2014	21-007030.000 21-007034.000 21-007035.000 21-007036.000 21-012017.000 21-007004.0000 21-007033.0000	3/24/2014	269/790 #20140074418 269/782 #20140074417 269/774 #20140074416 269/766 #201400074415 269/798 #201400074419	MONROE
OH	BARNESVILLE LINE	MILLER, MARVIN ET UX	ANTERO RESOURCES MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	1/7/2014	210070000000			MONROE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	BARNESVILLE LINE	TROYER, RUBEN	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY WAREYARD/ROAD ACCESS AGREEMENT	1/9/2013	37-00530.002 37-00530.007			BELMONT
OH	BARNESVILLE LINE	WEAVER, ADREW ET UX	ANTERO RESOURCES MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	11/25/2013	37-0000358.000		465/121 201400004473	BELMONT
OH	BATESVILLE	HAVRAN,PATRIC K;ROOSEN,VICTO RIA;HAVRAN,HA VRAN;HORN, CAROL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/16/2014	31-21109.000 31-21110.000			NOBLE
OH	CLINE LATERAL (OH)	KARST, JOHN TRUSTEE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/20/2014	01-0021295.001			NOBLE
OH	ERVIN	ANTHONY POTOCHNIK, JR., TRUSTEE	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT		01-21490 01-21491			NOBLE
OH	ERVIN	BATES,STEVE, TRUSTEE, ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	4/10/2014	01-21200.000			NOBLE
OH	ERVIN	BYLER, DAN & SALLY	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	4/21/2014	21-001013.0000			MONROE
OH	ERVIN	BYLER, DANIEL & ROSE	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	4/21/2014	21-001010.0000 21-001009.0000			MONROE
OH	ERVIN	ERVIN, STEVEN E. ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	4/2/2014	01-21322.001			NOBLE
OH	ERVIN	HOCHSTETLER, JAKE M. ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	4/18/2014	21-002008.000			MONROE
OH	LASKO LATERAL	COMBS, MARLIN E. & JANE ANN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	7/25/2014	31-000060			GEURNSEY

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	LASKO LATERAL	FRIDAY, CARMAN D.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/2/2014	31-00512.000 35-00034.000			GEURNSEY
OH	LASKO LATERAL	HAYES, ERNEST & SHARON	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	7/28/2014	37-11309			NOBLE
OH	LASKO LATERAL	ALESHIRE, CHRISTOPHER ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	7/2/2014	31-00231.5 31-00231.6 31-00231.7 31-00231.11 31-00231.12			GEURNSEY
OH	LASKO LATERAL	BARBA, CAROLYN ET AL	ANTERO RESOURCES MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	3/17/2014	31-00470.001			GEURNSEY
OH	LASKO LATERAL	BERGIN, STEPHEN ET AL	ANTERO RESOURCES MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	2/5/2014	31-00539.000 31-00540.000			GEURNSEY
OH	LASKO LATERAL	BLACK, TREVOR ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	6/6/2014	31-03080.010			GEURNSEY
OH	LASKO LATERAL	BURNS, JAMES B TRUSTEE	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	6/4/2014	31-00043 31-01477 31-01478 31-01604			GEURNSEY
OH	LASKO LATERAL	BURNS, ROY L.	ANTERO RESOURCES MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	3/7/2014	31-02894.006			GEURNSEY
OH	LASKO LATERAL	CARPENTER, JEFFERY	ANTERO RESOURCES MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	2/21/2014	31-02894.000			GEURNSEY
OH	LASKO LATERAL	CARPENTER, PAUL	ANTERO RESOURCES MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	2/21/2014	31-02894.004			GEURNSEY
OH	LASKO LATERAL	COWDEN, WILLIAM ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	7/3/2014	31-00321 31-00324			GEURNSEY
OH	LASKO LATERAL	DAVIS, GLEN A ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	5/30/2014	31-03080.9 31-03080.8			GEURNSEY

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	LASKO LATERAL	DAYMUT, GARY ET UX	ANTERO RESOURCES MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	1/29/2014	31-00395.000			GEURNSEY
OH	LASKO LATERAL	DODD, LINDA ET AL	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	6/2/2014	31-00314			GEURNSEY
OH	LASKO LATERAL	ELLSION, BARBARA	ANTERO RESOURCES MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	1/24/2014	31-00052.000			GEURNSEY
OH	LASKO LATERAL	GRAZIANO, DOMINIC ET UX	ANTERO RESOURCES MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	2/19/2014	31-00470.004			GEURNSEY
OH	LASKO LATERAL	GRIMES, CARLA	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	7/11/2014	31-02959.009			GEURNSEY
OH	LASKO LATERAL	HALL, TIMOTHY	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	10/7/2014	31-00426			GEURNSEY
OH	LASKO LATERAL	HANING, THOMAS H	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	6/28/2014	31-01431 31-00405.1			GEURNSEY
OH	LASKO LATERAL	HOSSMAN, KAREN (W- VICTORIA SAVAGE)	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	8/2/2014	31-02953.037			GEURNSEY
OH	LASKO LATERAL	KENNEY, DAVID ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	7/28/2014	31-00405			GEURNSEY
OH	LASKO LATERAL	KUNES, MARY	ANTERO RESOURCES MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	3/17/2014	31-00493.000			GEURNSEY
OH	LASKO LATERAL	LASKO, TIMOTHY GEORGE	ANTERO RESOURCES MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	2/10/2014	31-00244.000 31-00246.000			GEURNSEY
OH	LASKO LATERAL	NEWCOMER, CLARENCE	ANTERO RESOURCES MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	2/5/2014	31-01193.000			GEURNSEY
OH	LASKO LATERAL	PICKENS, TRAVIS	ANTERO RESOURCES MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	2/4/2014	31-02547.000			GEURNSEY
OH	LASKO LATERAL	RUBEL, GARY ET UX	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	6/26/2014	31-00221 31-00015			GEURNSEY

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	LASKO LATERAL	SCOTT, BUNNIE S.	ANTERO MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	6/17/2014	31-03080 31-03080.018			GEURNSEY
OH	LASKO LATERAL	SOMERS, JAMES E.	ANTERO RESOURCES MIDSTREAM LLC	OPTION/EASEMENT AGREEMENT	3/7/2014	35-06004.000			GEURNSEY
OH	MUSKINGUM ABOVE GROUND H2O	CRUM, CARLA (GRELLES) ET AL	ANTERO RESOURCES MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	11/9/2013	31-0021106.000	4/1/2014	244/635-642 #201400064360	NOBLE
OH	MUSKINGUM ABOVE GROUND H2O	CRUM, FORAKER	ANTERO RESOURCES MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	11/9/2013	31-0021106			NOBLE
OH	SCHULTZ	BOMBORIS, RICHARD M. ET UX	ANTERO RESOURCES MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	1/15/2014	01-0021374.004	4/1/2014	244/660 201400064365	NOBLE
OH	SCHULTZ	SCHULTZ, LARRY M.	ANTERO RESOURCES MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/8/2014	01-0021404.000 01-0021404.002 01-0021374.002 01-0021374.003	PENDING	N/A	NOBLE
OH	SCHULTZ	SCHULTZ, LARRY	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	9/5/2014	01-21374.003			NOBLE
OH	TRASKA WATER LINE	TRASKA, FRANK ET AL	ANTERO RESOURCES MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/9/2014	01-0021406.001 01-0021433.000 01-0021375.003 01-0021378.002	4/1/2014	244/ 683 #201400064368	NOBLE
OH	WARNER LATERAL	HAMONAGAN BROTHERS	ANTERO RESOURCES MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/9/2014	23-0021139	3/7/2014	242/698 #201400063995	NOBLE
OH	WARNER LATERAL	WARNER, AUDREY BETTY	ANTERO RESOURCES MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	2/27/2014	23-0021150.000	2/27/2014		NOBLE
OH	WARNER LATERAL	WARNER, AUDREY BETTY	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	2/27/2014	23-0021150.000	2/27/2014		NOBLE
WV	CHARLENE	DAVIS, LEWIS & NORMA	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/18/2014	3-14-12	N/A	N/A	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	GRIMM TO CAMPBELL WATER	CAMPBELL, JOHN & LINDA	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/30/2014	10-13-30	N/A	N/A	RITCHIE
WV	HARTLEY EAST	SHEPHERD DANIEL AND BRENDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/27/2013	6-13-24.3			TYLER
WV	LANGFORD TO HARSHBARGER	BERKLEY FAMILY TRUST, ET AL	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT AGREEMENT		3-40-25			RITCHIE
WV	LANGFORD TO HARSHBARGER	BERKLEY FAMILY TRUST, ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT		3-40-25			RITCHIE
WV	LANGFORD TO HARSHBARGER	LANGFORD, JACK & LINDA	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	7/16/2014	10-14-3 10-14-3.1 10.14-10			RITCHIE
WV	LANGFORD TO HARSHBARGER	LANGFORD, JACK & LINDA	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE AGREEMENT	6/17/2014	10-9-10 10-9-12.2	N/A		RITCHIE
WV	LANGFORD WEST TO JOHN RICHARDS	CUNNINGHAM, PATRICK & FRANK	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/26/2014	10-13-31	N/A	N/A	RITCHIE
WV	LANGFORD WEST TO JOHN RICHARDS	NESS, ASHLEY E.	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/12/2014	10-14-1	N/A	N/A	RITCHIE
WV	MELODY TO MISERY	ANTERO RESOURCES CORPORATION	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	5/1/2014	3-4-10 3-5-11 3-5-11.1			DODDRIDGE
WV	MOUNTAIN	FRAME, JOHN T. HARRIS, GARY HARRIS, MICHAEL HARRIS, JANET	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	5/14/2014	1-6-14			DODDRIDGE
WV	MOUNTAIN	HAMMETT, SAMUEL & SHERRI HAMMETT, ROBERT	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE AGREEMENT	3/27/2014	1-21-4			TYLER

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	MOUNTAIN	JEWELL, MAX & LINDA DEMOSS, ANGELA D. DEMOSS, MELINDA D.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/5/2014	3-15-21 3-21-6	N/A	N/A	RITCHIE
WV	MOUNTAIN	KELLY, WILLIAM	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/7/2014	3-15-18 3-15-19	N/A	N/A	RITCHIE
WV	MOUNTAIN	POWELL, DENNIS & MELLIE	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/28/2014	3-14-7 3-14-7.1 3-14-13 3-14-14 3-14-14.1 3-14-18 3-14-18.1 3-14-19 3-14-20 3-14-20.1 3-14-20.2 3-14-34.1	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	BERKLEY FAMILY TRUST, ET AL	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/24/2014	3-40-25	N/A	N/A	RITCHIE
WV	PRIMM WEST	BRITTON, ROBERT & JACQUELINE	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/1/2014	1-11-11	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	COTTRILL, JUNIOR & CAROLYN	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	1/13/2014	3-36-11	N/A	N/A	RITCHIE
WV	PRIMM WEST	COTTRILL, JUNIOR & CAROLYN	ANTERO RESOURCES MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	1/13/2014	3-36-11 3-36-21	PENDING	PENDING	RITCHIE
WV	PRIMM WEST	HARRIS, JAMES E. AND ROBERT P.	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/11/2014	1-15-2.9	N/A	N/A	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	PRIMM WEST	HILEY, ROGER L. & DANITA K	ANTERO RESOURCES MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/16/2014	1-15-6.6 1-15-8	10/2/2014	336/54 #212298	DODDRIDGE
WV	PRIMM WEST	HILEY, ROGER L. & DANITA K	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY WORKSPACE	1/16/2014	1-15-6.6 1-15-8	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	JETT, JEFFERY & ROSE	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	5/6/2014	3-36-21.1 3-36-21.2	N/A	N/A	RITCHIE
WV	PRIMM WEST	MORRIS, I. L. (IKE)	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	4/11/2014	1-11-8	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	MORRIS, IKE	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/19/2014	3-37-1	N/A	N/A	RITCHIE
WV	PRIMM WEST	PRIM, OLIN & MARY	ANTERO RESOURCES MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	1/16/2014	1-12-17	PENDING	PENDING	DODDRIDGE
WV	PRIMM WEST	PUGH, ROBERT AND IRENE	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/14/2014	3-36-31 3-40-6	N/A	N/A	RITCHIE
WV	PRIMM WEST	WEBB, JOSEPH EDWARD AND JAMES E.	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/18/2014	1-15-2	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	WEBB, JOSEPH EDWARD AND JAMES E.	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/7/2014	1-15-3	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	WEBB, STANLEY WEBB, BRIAN WEBB, JAMES WEBB, RICHARD	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/5/2014	1-15-2	N/A	N/A	DODDRIDGE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	PRIMM	DOTSON, PAUL & CYNTHIA AS TRUSTEES OF THE PAUL E. & CYNTHIA A. DOTON FAMILY TRUST	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	2/27/2014	1-12-10 1-12-12 1-12-13	N/A	N/A	DODDRIDGE
WV	TOMS FORK	GOLA, DOROTHY	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	7/9/2014	6-4-22	N/A	N/A	DODDRIDGE
WV	ZINN LATERAL	DAVIS, LEWIS P. & NORMA J.	ANTERO MIDSTREAM LLC	OPTION AND PERMANENT EASEMENT AGREEMENT	7/18/2014	3-14-3; 3-14-4; 3-14-12	N/A	N/A	DODDRIDGE
OH	LASKO LATERAL	KRISE, KENNETH & PAMELA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	7/28/2014	31-01442.000			GEURNSEY
OH	LASKO LATERAL	MAYNARD, DONALD G SR.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/4/2014	31-02972			GEURNSEY
OH	LASKO LATERAL	N.I.E.D INDUSTRIES, INC.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	7/25/2014	31-0000405.002			GEURNSEY
OH	LASKO LATERAL	NEUHART, BRENDA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/21/2014	31-00385			GEURNSEY
OH	LASKO LATERAL	NEUHART, HAROLD K	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/27/2014	31-03080			GEURNSEY
OH	LASKO LATERAL	RICH, DONALD HERBERT	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/26/2014	37-11311.000			NOBLE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	LASKO LATERAL	SECREST, JASON	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/4/2014	31-00280 31-00280.002 31-00230.003			GEURNSEY
OH	LASKO LATERAL	SECREST, JASON	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/8/2014	31-00280 31-00280.002 31-00230.003			GEURNSEY
OH	LASKO LATERAL	TRENI, KATHLEEN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/8/2014	31-000319			GEURNSEY
OH	LASKO LATERAL	YES	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/8/2014	31-000319			GEURNSEY
OH	LASKO LATERAL	BURNS, ROY L.	ANTERO RESOURCES MIDSTREAM LLC	OPTION PERMANENT ROAD ACCESS AGREEMENT	3/7/2014	31-02894.006			GEURNSEY
OH	LASKO LATERAL	KUNES, MARY	ANTERO RESOURCES MIDSTREAM LLC	OPTION TEMPORARY WAREYARD AGREEMENT	3/19/2013	31-00493.000			GEURNSEY
WV	HARTLEY EAST	HARPER,MATTHE WAND SHAUNA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/1/2013	6-13-14 6-13-15 6-13-16			TYLER
WV	HARTLEY EAST	HARTLEY DAVID.M	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/12/2013	6-12-14; 6-12-15, 6-12-16-, 6-12-17, 6-12-18, 6-12-19, 6-12-21, 6-12-22, 6-12-23, 6-12-27			TYLER
WV	HARTLEY EAST	SHEPHERD DANIEL AND BRENDA	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD	9/10/2014	6-13-24.3			TYLER

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
WV	LANGFORD TO HARSHBARGER	O'NEILL FAMILY TRUST, ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT DATED 5/23/2012	4/9/2014	10-14-3 10-14-3.1 10.14-10			RITCHIE
WV	MOUNTAIN CS	KIRK, TROY C. & CAROL	ANTERO RESOURCES MIDSTREAM LLC	OPTION TO PURCHASE	3/26/2014	3-8-7	N/A	N/A	RITCHIE
WV	PRIMM WEST	HILEY, ROGER L. & DANITA K	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	1/16/2014	1-15-6.6 1-15-8	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	PRIM, OLIN & MARY	ANTERO RESOURCES MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	1/16/2014	1-12-17 1-12-30	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	PRIMM, OLIN & MARY	ANTERO RESOURCES MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	1/23/2014	1-12-1	N/A	N/A	DODDRIDGE
WV	PRIMM WEST	WILLIAMS, SHIRLEY JEAN	ANTERO MIDSTREAM LLC	PERMANENT ROAD AGREEMENT	9/22/2014	1-12-37.2 1-12-38			DODDRIDGE
WV	PRIMM WEST	WILLIAMS, SHIRLEY JEAN	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMNET	9/22/2014	1-12-37.2 1-12-38			DODDRIDGE
WV	PIERPOINT	UNDERWOOD, RAYMOND V.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	11/1/2014	1-4-13	9/4/2014	454/386 #91998	TYLER
WV	NOLAND	WELLS, BRYAN K.	ANTERO MIDSTREAM LLC	MODIFICATION OF TEMPORARY WAREYARD AGREEMENT	11/1/2014	3-19-4.5	N/A	N/A	RITCHIE
WV	NOLAND	WELLS, BRYAN K. WELLS, LISA A.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	11/1/2014	3-19-4.5	1/30/2015	333/71-77 #201500000634	RITCHIE

LOC	LATERAL	GRANTOR	GRANTEE	AGREEMENT	EXECUTED ON	PARCEL TAX ID	RECORDING DATE	BOOK PAGE INSTRUMENT	COUNTY
OH	BARNESVILLE LATERAL	GROVES, JOHN L & JUDY A.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	11/1/2014	37-00446.000	PENDING	PENDING	BELMONT
WV	MOORE AND	FRASHURE,	ANTERO	PERMANENT EASEMENT	11/20/2011	3-16-1	3/28/2012	297/553#161372	DODDRIDGE
	CANTON WATER	CLYDE RYLAN, JR.	RESOURCES APPALACHIAN	AGREEMENT		3-16-4
CORPORATION
WV	MOORE AND	GRIM, TERRY L. &	ANTERO	PERMANENT EASEMENT	12/10/2011	3-16-6	4/27/2012	299/427 #162233	DODDRIDGE
	CANTON WATER	KATE R., H/W	RESOURCES	AGREEMENT		3-16-5
APPALACHIAN
CORPORATION
WV	MOORE AND	GRIM, TERRY L. &	ANTERO	ACCESS ROAD	2/24/2012	3-16-6	3/28/2012	297/559 #161373	DODDRIDGE
	CANTON WATER	KATE R., H/W	RESOURCES	AGREEMENT		3-16-5
APPALACHIAN
CORPORATION
WV	MOORE AND	HAUG, ROBERT &	ANTERO	PERMANENT ROAD	2/27/2012	8-9-2	3/28/2012	297/583 #161377	DODDRIDGE
	CANTON WATER	BETTY	RESOURCES	ACCESS
APPALACHIAN
CORPORATION
WV	MOORE AND CANTON WATER	HOLDEN, PRESTON	ANTERO RESOURCES	PERMANENT EASEMENT AGREEMENT	3/5/2012	3-16-13	3/28/2012	297/539 #161370	DODDRIDGE
		THEODORE, JR. ET	APPALACHIAN
		AL	CORPORATION
WV	MOORE AND CANTON WATER	MERRITT, VIRGINIA M.	ANTERO RESOURCES	PERMANENT EASEMENT AGREEMENT	11/26/2011	3-16-4.2	3/28/2012	297/595#161380	DODDRIDGE
APPALACHIAN
CORPORATION
WV	MOORE AND	MOORE, DWIGHT	ANTERO	PERMANENT EASEMENT	12/9/2011	3-13-17	3/28/2012	297/589 #161379	DODDRIDGE
	CANTON WATER	E. ET UX	RESOURCES	AGREEMENT		3-13-21
			APPALACHIAN			3-13-22
			CORPORATION			8-9-6
WV	MOORE AND	NOLL, JUDITH A.	ANTERO	PERMANENT EASEMENT	12/22/2011	3-13-38	3/28/2012	297/533 #161369	DODDRIDGE
	CANTON WATER		RESOURCES	AGREEMENT
APPALACHIAN
CORPORATION
WV	MOORE AND	SULLIVAN, J.	ANTERO	ACCESS ROAD	3/19/2012	3-17-17	4/27/2013	299/433 #162234	DODDRIDGE
	CANTON WATER	NELSON & ELLEN	RESOURCES	AGREEMENT
		JOAN, H/W	APPALACHIAN
CORPORATION
WV	MOORE AND CANTON WATER	UNDERWOOD, ROGER ET UX	ANTERO RESOURCES	PERMANENT EASEMENT AGREEMENT	12/17/2011	3-13-29	3/28/2012	297/570 #161375	DODDRIDGE
APPALACHIAN
CORPORATION

State	Pipeline	Grantor	Grantee	Agreement	Executed	Tax Pcl ID	County	Recorded Date	Book/Page Instrument
WV	PIERPOINT	BEEM,TYRONE & BEEM,DAVID	ANTERO MIDSTREAM LLC	PERMANENT ROAD	11/7/2014	1-11-4	TYLER	12/10/2014	464/64 #96634
OH	BARNESVILLE LATERAL	SMEAL, ROBERT I.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	11/10/2014	37-00214.000	BELMONT	3/25/2015	539/1194 # 201500003347
OH	BARNESVILLE LATERAL	SMEAL, ROBERT I.	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	11/10/2014	37-00214.000	BELMONT	3/25/2015	539/1190 # 201500003346
WV	HARTLEY EAST	SHEPHERD,JASON	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	11/11/2014	6-13-24	TYLER	PENDING	PENDING
WV	WALNUT WEST	WAGGONER, EDDY D. ET UX	ANTERO MIDSTREAM LLC	AGREEMENT FOR TEMPORARY ACCESS RD	11/12/2014	3-13-10.11 3-13-10.13 3-13-10.14 3.-13-19	RITCHIE	N/A	N/A
WV	N/S CANTON WATER	MARIN, GARTAN & MARY	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	11/14/2014	3-9-1.2 3-9-35	DODDRIDGE	PENDING	PENDING
WV	N/S CANTON WATER	MARIN, GARTAN & MARY	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	11/14/2014	3-9-1.2 3-9-35	DODDRIDGE	PENDING	PENDING
OH	BARNESVILLE LATERAL	FLOYD, INHERST A.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	11/20/2014	37-00377.000	BELMONT	3/26/2015	539/1350 # 201500003387
OH	BARNESVILLE LATERAL	HILL, MARK & MARIE	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	11/21/2014	12-006014.000	MONROE	PENDING	PENDING
OH	BARNESVILLE LATERAL	TROYER, RUBEN ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	11/21/2014	37-00530.007	BELMONT	3/25/2015	539/1199 # 201500003348

State	Pipeline	Grantor	Grantee	Agreement	Executed	Tax Pcl ID	County	Recorded Date	Book/Page Instrument
WV	WALNUT WEST	VAUGHAN, STEVEN EUGENE & MARY	ANTERO MIDSTREAM LLC	AGREEMENT FOR TEMPORARY ACCESS RD	11/24/2014	3-13-13	RITCHIE	N/A	N/A
OH	BARNESVILLE LATERAL	YODER, ADEN & EMMA	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	11/24/2014	12-006020	MONROE	3/4/2015	299/114 201500081507
OH	BARNESVILLE GAS	RUBEL, DAVID	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	11/28/2014	21-006009.000	MONROE	3/4/2015	299/75 #201500081502
WV	WALNUT WEST	JACKSON, STEVEN	ANTERO MIDSTREAM LLC	AGREEMENT FOR TEMPORARY ACCESS RD	12/1/2014	3-14-9	RITCHIE	N/A	N/A
WV	JACKSON	PENNSBORO BOARD OF PARK	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/2/2014	3-13-17 3-13-17.1 3-13-17.2	RITCHIE	1/30/2015	333/78-88 #201500000635
OH	BARNESVILLE LATERAL	KUHNS, RAYMOND A. BYLER, JOE A.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	12/9/2014	21-001010.000 21-006016.000	MONROE	PENDING	PENDING
OH	BARNESVILLE WATER LINE	PIATT, THOMAS T.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	12/10/2014	12-006007.000 12-009006.000	MONROE	PENDING	PENDING
OH	ROXIE	HUFFMAN, REBECCA & JERRY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/17/2014	20-22002	MONROE	3/4/2015	299/5 #201500081488
WV	HARTLEY EAST	HARPER, MATTHEW AND SHAUNA	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD AGREEMENT	12/19/2014	6-13-15 6-13-16	TYLER	1/21/2015	468/804 #98662
OH	BISHOP LATERAL	DIMMERLING, DARREN	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12/19/2014	06-02009.000	MONROE	PENDING	PENDING

State	Pipeline	Grantor	Grantee	Agreement	Executed	Tax Pcl ID	County	Recorded Date	Book/Page Instrument
OH	BISHOP	BIEDENBACH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/20/2014	20-15012	MONROE	1/16/2015	295/548 #201500080699
OH	BARNESVILLE LINE	BIEDENBACH, DENNIS & ELAINE	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	12/23/2014	20-015012	MONROE	PENDING	PENDING
OH	BISHOP	BIEDENBACH, DENNIS & ELAINE	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	12/23/2014	20-015012	MONROE	1/16/2015	295/509 201500080694
WV	JACKSON	WELLS, ROGER & NANCY	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	12/29/2014	3-13-18.1	RITCHIE	2/4/2015	333/210 #201500000724
OH	BARNESVILLE LINE	GINGERICH, DANIEL ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	12/29/2014	12-008008	MONROE	PENDING	PENDING
OH	ROXIE	BURKHART,FRAN CIS	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/29/2014	20-022009	MONROE	3/4/2015	299/23 #201500081491
OH	BARNESVILLE H2O	CHRISTMAN, JOHN S.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	12/31/2014	12-001006 12-001009	MONROE	PENDING	PENDING
WV	PIERPOINT	MCCRAY, JOSEPH L.	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT AND TEMPORARY WAREYARD AGREEMENT	1/1/2015	1-11-11.1 1-12-31	TYLER	N/A	N/A
OH	MELVIN	MCPEEK,JAYNE, WISE,JON & JOHNSON, JORJA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/10/2015	21-006001.0000	MONROE	PENDING	PENDING
OH	ROXIE	ANTERO RESOURCES CORPORATION	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/30/2015	06-002007 20-022014	MONROE	3/4/2015	299/17 #201500081490

State	Pipeline	Grantor	Grantee	Agreement	Executed	Tax Pcl ID	County	Recorded Date	Book/Page Instrument
WV	CHARLENE/WEST MOUNTAIN	POWELL, DENNIS & MELLIE	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	2/25/2015	3-14-7 3-14-7.1	RITCHIE	N/A	N/A
OH	MELVIN	RUBEL, GARY & NANCY	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	3/5/2015	21-006003	MONROE	PENDING	PENDING
WV	TOM'S FORK H2O	GOLA, DOROTHY	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	3/23/2015	6-3-13	DODDRIDGE
WV	PIERPOINT	MULLET, ELIZABETH	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE AGREEMENT	05/18/15	48-1-8-24.2	TYLER	N/A	N/A
WV	PIERPOINT	VANDINE,SAM SPENCER, DONNA	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	06/02/15	1-12-34	TYLER
WV	DAWSON	ADKINS,MARY ELLEN Et Al	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	6/30/2015	1-11-5	TYLER
WV	DAWSON	TALLMAN, TIMOTHY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	7/3/2015	1-12-29 1-8-12	TYLER
WV	EDNA LATERAL	MONROE, EDNA M.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT AGREEMENT	7/7/2015	1-8-1	TYLER
OH	ROXIE	ANTERO RESOURCES CORPORATION	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	7/20/2015	06-002007 20-022014	MONROE
OH	BISHOP LATERAL	ULRICH, FRED J. ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF SURFACE FACILITY EASEMENT AGREEMENT	7/28/2015	20-22004.000	MONROE

STATE	PIPELINE	GRANTOR	GRANTEE	AGREEMENT	EX'ON DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BOOK PAGE INSTRUMENT	CONSENT TO ASSIGN
WV	TAMELA TO BISHOP	HADLEY, LARRY & CHARITY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	2/11/2016	1-17-25 1-17-19	TYLER			NO CONSENT REQUIRED
WV	HEASTER SOUTH BURIED H2O	STEWART, DAVID & DIANNA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT BURIED H20	2/12/2016	1-3-8 1-3-9 1-3-10	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP	JAMES, LONNIE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	2/15/2016	1-2-5	DODDRIDGE			NO CONSENT REQUIRED
OH	LOUIS LP	ULRICH, FRED J., Ut Ex	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	2/16/2016	20-022004.0000	MONROE			NO CONSENT REQUIRED
WV	LOCKHART HEIRS WEST	CAMPBELL, JOHN & LINDA	ANTERO MIDSTREAM LLC	PERMANENT ROAD ACCESS EASEMENT AGREEMENT	2/18/2016	10-13-30	RITCHIE	3/31/2016	343-128 #201600005294	NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	GRAY, NORMAN GENE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	2/20/2016	6-8-38	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP	FLETCHER, RONALD P & CONNIE SUE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	2/23/2016	1-10-1	TYLER			NO CONSENT REQUIRED
OH	ERVIN GAS	ROMONT FARMS,LLC	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT FOR ACCESS TO HILL SLIP REPAIR	2/24/2016	01-21195.0000 02-22100.0000	NOBLE			NO CONSENT REQUIRED
OH	ERVIN	SLAGLE, PORTER DAVID	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT FOR ACCESS TO HILL SLIP REPAIR	2/25/2016	01-21195.001	NOBLE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP	COX, THURMAN & CONNIE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	2/27/2016	1-20-3.2 1-20-3.1	TYLER			NO CONSENT REQUIRED
WV	WEST END CONNECTOR	POWELL, D&M, LLC	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD EASEMENT AGREEMENT	2/29/2016	3-19-31	DODDRIDGE	3/29/2016	368-491 #250108	NO CONSENT REQUIRED
WV	WEST END CONNECTOR	POWELL, D&M, LLC	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	2/29/2016	3-19-31	DODDRIDGE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 TO VELDA BISHOP	SCHRIVER, WILLIAM E	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	3/2/2016	3-4-46	RITCHIE			NO CONSENT REQUIRED
	DOTSON HOLLAND ADDENDUM	ANTERO TREATMENT LLC	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/3/2016	1-8-41	DODDRIDGE	3/17/2016	368-287 #249769	NO CONSENT REQUIRED
	DOTSON HOLLAND ADDENDUM	ANTERO TREATMENT LLC	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/3/2016	1-8-38.2	DODDRIDGE	3/17/2016	368-294 #249770	NO CONSENT REQUIRED
WV	MIDDLEBOURNE TO UNDERWOOD	HAYES, RODNEY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	3/3/2016	6-8-14	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 TO VELDA BISHOP	NESWALD, BURT SR	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	3/5/2016	3-4-35.1	RITCHIE			NO CONSENT REQUIRED

WV	MIDDLEBOURNE 3 HP	BISHOP, GARY W.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	3/9/2016	3-4-35 3-4-32	RITCHIE	NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	NELSON, RICKY & SHANNON	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	3/13/2016	3-4-49 3-4-49.1 3-4-49.2	RITCHIE	NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	PERKINS, MYRON & PENNY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	3/13/2016	3-4-37 3-4-37.1	RITCHIE	NO CONSENT REQUIRED
OPTION AGREEMENT AND
WV	TAMELA TO BISHOP	ELKINS, ANITA K & GOOCH, MARK B	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/14/2016	1-17-14	TYLER	NO CONSENT REQUIRED
OPTION AGREEMENT AND
			ANTERO MIDSTREAM	PERMANENT EASEMENT				NO CONSENT
WV	TAMELA TO BISHOP	LASATER, JAMES D.	LLC	AGREEMENT	3/15/2016	3-4-30.1	RITCHIE	REQUIRED
OPTION AGREEMENT AND
			ANTERO MIDSTREAM	PERMANENT EASEMENT				NO CONSENT
WV	TAMELA TO BISHOP	SMITH, THOMAS & MELISSA	LLC	AGREEMENT	3/15/2016	3-4-11.9	RITCHIE	REQUIRED
OPTION AGREEMENT AND
			ANTERO MIDSTREAM	PERMANENT EASEMENT				NO CONSENT
WV	MIDDLEBOURNE 3 HP	HUNTER, DAVID M.	LLC	AGREEMENT	3/16/2016	1-20-6.1	TYLER	REQUIRED
1-14-1
				OPTION AGREEMENT AND		1-14-2
		HOSKINS, LARRY G &	ANTERO MIDSTREAM	PERMANENT EASEMENT		1-14-2.1		NO CONSENT
WV	TAMELA TO BISHOP	PAMELA	LLC	AGREEMENT	3/16/2016	1-11-24	TYLER	REQUIRED
3-9-8
				OPTION AGREEMENT AND		3-9-8.3
		MIHLBAUER,FRANCIS	ANTERO MIDSTREAM	PERMANENT EASEMENT		3-9-14		NO CONSENT
WV	TAMELA TO BISHOP	ARLYNE ROWE ET AL	LLC	AGREEMENT	3/16/2016	3-9-15	RITCHIE	REQUIRED
OPTION AGREEMENT AND
		MIHLBAUER,FRANCIS	ANTERO MIDSTREAM	PERMANENT EASEMENT				NO CONSENT
WV	TAMELA TO BISHOP	ARLYNE ROWE ET AL	LLC	AGREEMENT	3/16/2016	3-9-11	RITCHIE	REQUIRED
OPTION AGREEMENT AND
		THE ELLONDA L. SPERRY	ANTERO MIDSTREAM	PERMANENT EASEMENT				NO CONSENT
WV	MIDDLEBOURNE 3 HP	REVOCABLE LIVING TRUST	LLC	AGREEMENT	3/16/2016	6-11-11	TYLER	REQUIRED
3-9-5.1
				OPTION AGREEMENT AND		3-9-7
			ANTERO MIDSTREAM	PERMANENT EASEMENT		3-9-5		NO CONSENT
WV	TAMELA TO BISHOP	KOEHNLIEN, DONNA, Et Al	LLC	AGREEMENT	3/16/2016	3-4-48	RITCHIE	REQUIRED

	LOCKHART HEIRS		ANTERO MIDSTREAM	TEMPORARY ACCESS						NO CONSENT
WV	WEST	O'NEILL FAMILY TRUST	LLC	ROAD AGREEMENT	3/17/2016	10/13/2023	RITCHIE			REQUIRED
				MODIFICATION OF		21-006017.0000
				PERMANENT ROAD		21-006017.1000
			ANTERO MIDSTREAM	ACCESS EASEMENT		21-006017.2000				NO CONSENT
OH	HUGHES	KUHNS, ELMER & ESTHER	LLC	AGREEMENT	3/19/2016	21-006019.0000	MONROE			REQUIRED
				OPTION AGREEMENT AND		1-17-22
			ANTERO MIDSTREAM	PERMANENT EASEMENT		1-17-19				NO CONSENT
WV	TAMELA TO BISHOP	GLASURE, DAVID SR	LLC	AGREEMENT	3/23/2016	1-20-5.1	TYLER			REQUIRED
OPTION AGREEMENT FOR
		HOSKINS, LARRY G &	ANTERO MIDSTREAM	SURFACE FACILITY		1-14-1				NO CONSENT
WV	TAMELA TO BISHOP	PAMELA	LLC	EASEMENT	3/26/2016	1-14-2	TYLER			REQUIRED
OPTION AGREEMENT FOR
		HOSKINS, LARRY G &	ANTERO MIDSTREAM	PERMANENT ACCESS		1-14-1				NO CONSENT
WV	TAMELA TO BISHOP	PAMELA	LLC	ROAD	3/26/2016	1-14-2	TYLER			REQUIRED
OPTION AGREEMENT AND
	MIDDLEBOURNE 3 HP		ANTERO MIDSTREAM	PERMANENT EASEMENT		6-11-17				NO CONSENT
WV	TO BISHOP	SNIDER, TERRY L.	LLC	AGREEMENT	3/28/2016	1-11-18	TYLER			REQUIRED
	DOTSON HOLLAND		ANTERO MIDSTREAM	SURFACE FACILITY						NO CONSENT
WV	ADDENDUM	FRIEND, RANDALL	LLC	EASEMENT AGREEMENT	3/28/2016	1-8-38.2	DODDRIDGE			REQUIRED
		James, Charlotte and James,							269/491
WV	LONG RUN FWI	Christopher	ANTERO WATER LLC	WATER IMPOUNDMENT	2/16/2016	1/6/2015	West Union		250350	Yes
ANTERO RESOURCES
OH	TROYER WITHDRAWL	Troyer, Roman and Elizabeth	CORPORATION	WATER WITHDRAWL	3/28/2016	23-21102.0001	Beaver			Yes
WV	J. CAMPBELL TO LOCKHART HEIRS WEST SWL	CAMPBELL, JOHN ET UX	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	2/18/2016	10-13-30	RITCHIE	N/A	N/A	NO CONSENT REQUIRED
WV	MCDONALD SLIP REPAIR	AL-N-EL FARMS, LLC	ANTERO WATER LLC	TEMPORARY WORKSPACE AGREEMENT	2/19/2016	20-404-30.1	HARRISON	N/A	N/A	NO CONSENT REQUIRED
OH	MUSKINGUM SWL	OLIVER, KENNETH	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	3/31/2016	31-0021104	NOBLE	N/A	N/A	NO CONSENT REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTRU MENT	CONSENT TO ASSIGN
			ANTERO							NO
			MIDSTREAM							CONSENT
WV	DAWSON	MEREDITH,RUTH	LLC	TEMPORARY ACCESS ROAD	4/26/2016	1-12-1	TYLER			REQUIRED
			ANTERO							NO
			MIDSTREAM	OPTION AGREEMENT FOR						CONSENT
WV	DAWSON	STARKEY, JOHN STANLEY	LLC	TEMPORARY ACCESS ROAD	4/26/2016	1-12-16.1	TYLER			REQUIRED
			ANTERO	OPTION AGREEMENT AND		3-36-31				NO
			MIDSTREAM	PERMANENT EASEMENT		3-40-6				CONSENT
WV	LYNN CAMP	PUGH, ROBERT	LLC	AGREEMENT	4/26/2016	3-40-10.1	RITCHIE			REQUIRED
12-
			ANTERO			012002.0000				NO
			MIDSTREAM	OPTION TO PURCHASE		12-				CONSENT
OH	MADISON CS	LANDEFELD DAVID ET AL	LLC	AGREEMENT	4/26/2016	019008.0000	MONROE			REQUIRED
1-11-18
1-12-14.4
			ANTERO			1-12-25				NO
		DAWSON, GARY D. & RELLA	MIDSTREAM	PERMANENT EASEMENT		1-15-1			538/768	CONSENT
WV	DAWSON	A.	LLC	AGREEMENT	4/27/2016	1-15-27	TYLER	7/11/2016	1160592	REQUIRED
			ANTERO							NO
		DAWSON, GARY D. & RELLA	MIDSTREAM	PERMANENT ACCESS ROAD					538/763	CONSENT
WV	DAWSON	A.	LLC	AGREEMENT	4/27/2016	1-15-1	TYLER	7/11/2016	1160591	REQUIRED
			ANTERO	OPTION AGREEMENT AND						NO
		E. THOMAS ESTLACK AND	MIDSTREAM	PERMANENT EASEMENT						CONSENT
WV	DAWSON	CRYSTALEE ESTLACK	LLC	AGREEMENT	4/28/2016	1-8-24.3	TYLER			REQUIRED
			ANTERO							NO
		ESTLACK, THOMAS &	MIDSTREAM	PERMANENT EASEMENT					538/777	CONSENT
WV	DAWSON	CRYSTAL LEE	LLC	AGREEMENT	4/28/2016	1-8-24.3	TYLER	7/11/2016	1160593	REQUIRED
			ANTERO							NO
			MIDSTREAM	PERMANENT EASEMENT		1-12-29			538/786	CONSENT
WV	DAWSON	TALLMAN, TIMOTHY	LLC	AGREEMENT	4/30/2016	1-8-12	TYLER	7/11/2016	1160594	REQUIRED
			ANTERO							NO
			MIDSTREAM	TEMPORARY ACCESS ROAD		1-12-29				CONSENT
WV	DAWSON	TALLMAN, TIMOTHY	LLC	AGREEMENT	4/30/2016	1-8-12	TYLER			REQUIRED

			ANTERO	MODIFICATION OF						NO
		PHILIP TALLMAN	MIDSTREAM	PERMANENT EASEMENT						CONSENT
WV	DAWSON	JOY SPENCER	LLC	AGREEMENT	4/30/2016	1-8-11	TYLER			REQUIRED
			ANTERO	OPTION AGREEMENT TO						NO
			MIDSTREAM	PURCHASE COMPRESSOR		12-				CONSENT
OH	DRY FORK CS	PAULUS, VIVIAN	LLC	SITE	5/3/2016	019005.0000	MONROE			REQUIRED
			ANTERO							NO
			MIDSTREAM							CONSENT
WV	DAWSON	TALLMAN, TIMOTHY	LLC	TEMPORARY ACCESS ROAD	5/10/2016	1-8-13	TYLER			REQUIRED
			ANTERO							NO
			MIDSTREAM	PERMANENT EASEMENT					538/739	CONSENT
WV	DAWSON	ADKINS,MARY ELLEN Et Al	LLC	AGREEMENT	5/10/2016	1-8-7.1	TYLER	7/11/2016	1160588	REQUIRED
			ANTERO							NO
			MIDSTREAM	OPTION AGREEMENT FOR						CONSENT
WV	LYNN CAMP	SUDOL, ROSE MARIE	LLC	TEMPORARY ACCESS ROAD	5/12/2016	3-36-17	RITCHIE			REQUIRED
			ANTERO	OPTION AGREEMENT AND						NO
			MIDSTREAM	PERMANENT EASEMENT		3-36-32				CONSENT
WV	LYNN CAMP	HALL, RUTH	LLC	AGREEMENT	5/12/2016	3-36-33	RITCHIE			REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTRU MENT	CONSENT TO ASSIGN
--
3-40-5
3-40-7.1
			ANTERO	OPTION AGREEMENT AND		3-40-8				NO
			MIDSTREAM	PERMANENT EASEMENT		3-40-8.1				CONSENT
WV	LYNN CAMP	RICHARDS, TERRY LEE	LLC	AGREEMENT	5/14/2016	3-40-9	RITCHIE			REQUIRED
			ANTERO	OPTION AGREEMENT AND						NO
			MIDSTREAM	PERMANENT EASEMENT		3-40-10				CONSENT
WV	LYNN CAMP	RICHARD, ROGERS	LLC	AGREEMENT	5/15/2016	3-40-10.2	RITCHIE			REQUIRED
			ANTERO	OPTION AGREEMENT AND						NO
			MIDSTREAM	PERMANENT EASEMENT						CONSENT
WV	LYNN CAMP	CAMPBELL,JOSEPH & DORIS	LLC	AGREEMENT	5/16/2016	3-40-8.2	RITCHIE			REQUIRED
			ANTERO							NO
			MIDSTREAM							CONSENT
WV	DAWSON	HADLEY, LARRY & CHARITY	LLC	TEMPORARY ACCESS ROAD	5/25/2016	1/12/2016	TYLER			REQUIRED
CONSIDERATIN FOR
				MODIFICATION AND		1-12-9.3
			ANTERO	PERMANENT EASEMENT		1-12-9.4				NO
			MIDSTREAM	EXCUTED ON OR ABOUT		1-12-9.5			538/730	CONSENT
WV	DAWSON	SPENCER, KARLA RUTH	LLC	JUNE 26,2015	6/7/2016	1-12-9.1	TYLER	7/11/2016	1160587	REQUIRED
			ANTERO	OPTION TO PURCHASE		6-8-31				NO
	MIDDLEBOURNE		MIDSTREAM	COMPRESSOR SITE OPTION		6-8-31.1				CONSENT
WV	3 & 5 CS	WSD PROPERTIES DLLC	LLC	EXTENDED UNTIL 12/13/2016	4/19/2016	6-8-32	TYLER			REQUIRED
			ANTERO							NO
			MIDSTREAM	OPTION TO PURCHASE						CONSENT
WV	WHITE OAK V CS	HILEY,ROGER L. & DANITA K.	LLC	COMPRESSOR SITE	5/18/2016	1-15-8	DODDRIDGE			REQUIRED
			ANTERO	MODIFICATION OF						NO
	TAMELA TO		MIDSTREAM	PERMANENT ROAD ACCESS		1-17-25				CONSENT
WV	BISHOP	HADLEY, LARRY & CHARITY	LLC	EASEMENT AGREEMENT	4/1/2016	1-17-19	TYLER			REQUIRED
			ANTERO	OPTION AGREEMENT AND		1-20-6				NO
	TAMELA TO	MUSHINSKY, JAMES &	MIDSTREAM	PERMANENT EASEMENT		1-20-6.3				CONSENT
WV	BISHOP	TRICIA	LLC	AGREEMENT	4/4/2016	1-20-6.4	TYLER			REQUIRED
			ANTERO	OPTION AGREEMENT TO						NO
		STOVER, ANDERSON &	MIDSTREAM	PURCHASE COMPRESSOR						CONSENT
WV	STOVER CS	LUEVA	LLC	SITE	4/5/2016	6-3-2.1	DODDRIDGE			REQUIRED
			ANTERO	OPTION AGREEMENT AND						NO
	MIDDLEBOURNE		MIDSTREAM	PERMANENT EASEMENT						CONSENT
WV	3 HP	WILSON, ROCK S.	LLC	AGREEMENT	4/4/2016	3-3-19	RITCHIE			REQUIRED
12-
			ANTERO	MODIFICATION OF		001011.0000				NO
	OTTO TO	BURKHART, OTTO AND	MIDSTREAM	PERMANENT ROAD ACCESS		12-				CONSENT
OH	INTERCHANGE	LUELLA	LLC	EASEMENT AGREEMENT	4/7/2016	006006.0000	MONROE			REQUIRED
--
3-1-2
3-1-3
			ANTERO	OPTION AGREEMENT AND		3-1-4				NO
	MIDDLEBOURNE		MIDSTREAM	PERMANENT EASEMENT		3-1-6	RITCHIE &			CONSENT
WV	3 HP TO BISHOP	GRIMM, KEVIN	LLC	AGREEMENT	4/5/2016	6-11-14	TYLER			REQUIRED
			ANTERO							NO
	TAMELA TO		MIDSTREAM	OPTION AGREEMENT FOR						CONSENT
WV	BISHOP	JONES, LEWIS G.	LLC	TEMPORARY ACCESS ROAD	4/20/2016	3-4-35.1	RITCHIE			REQUIRED
			ANTERO	OPTION AGREEMENT AND						NO
	MIDDLEBOUNRE		MIDSTREAM	PERMANENT EASEMENT		3-3-3				CONSENT
WV	3 HP TO BISHOP	JONES, BRIAN KEITH	LLC	AGREEMENT	4/19/2016	3-3-4	RITCHIE			REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTRU MENT	CONSENT TO ASSIGN
WV	TAMELA TO BISHOP	MICHELE KING TRUST	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	4/8/2016	1-17-1 1-17-1.1	TYLER			NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	GLASURE, DAVID SR.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR SURFACE FACILITY EASEMENT AGREEMENT	4/18/2016		TYLER			NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	JONES, LEWIS G.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT ROAD ACCESS EASEMENT AGREEMENT	4/25/2016	3-4-35.1	RITCHIE			NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	BISHOP, GARY	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT ROAD ACCESS EASEMENT AGREEMENT	4/23/2016	3-4-35 3-4-32	RITCHIE			NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	MEREDITH, ROY ALFRED	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT ROAD ACCESS EASEMENT AGREEMENT	4/18/2016	1-17-2 1-17-2.1	RITCHIE			NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	GLASURE, DAVID SR.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT ROAD ACCESS EASEMENT AGREEMENT	4/18/2016	1-17-9.1 1-20-5.1	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP TO UNDERWOOD	INGRAM, DALE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	4/22/2016	1-7-8.2 1-7-9.1 1-7-9.2	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP TO BISHOP	DER, GARY MICHAEL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	4/25/2016	3-1-7 3-1-19	RITCHIE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP TO UNDERWOOD	FERRELL, D ALLEN & LORANNA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	4/23/2016	1-4-14	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP TO BISHOP	SHEPHERD, JARRET W. & CRISSY A	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	4/29/2016	6-11-19	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP TO BISHOP	SHEPHERD, JARRET W. & CRISSY A	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	4/29/2016	6-11-19	TYLER			NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	BISHOP, GARY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A TEMPORARY ACCESS ROAD	4/30/2016	3-4-35	RITCHIE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP TO UNDERWOOD	SNIDER, TERRY L	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR SURFACE FACILITY EASEMENT AGREEMENT	4/28/2016	6-11-17	TYLER			NO CONSENT REQUIRED
WV	WHITE OAK SLIP REPAIR	DOTSON, LARRY	ANTERO MIDSTREAM LLC	CONSIDERATION FOR A TEMPORARY ROAD ACCESS AGREEMENT FOR REPAIR	4/30/2016	8-22-4	DODDRIDGE			NO CONSENT REQUIRED
WV	WHITE OAK SLIP REPAIR	MUMMA, CARROLL W.	ANTERO MIDSTREAM LLC	CONSIDERATION FOR A TEMPORARY ROAD ACCESS AGREEMENT FOR REPAIR	4/29/2016	8-22-5.6	DODDRIDGE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP TO UNDERWOOD	STEVENS,DAVID & JOYCE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	4/28/2016	6-8-3	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP TO UNDERWOOD	MCPEEK, STEPHEN & RICHARD	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	4/28/2016	1-7-8.1	TYLER			NO CONSENT REQUIRED

WV	TAMELA TO BISHOP	PERKINS, MYRON D. & PENNY L.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT ROAD ACCESS EASEMENT AGREEMENT	5/2/2016	3-4-37 3-4-37.1	RITCHIE	NO CONSENT REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTRU MENT	CONSENT TO ASSIGN
WV	MIDDLEBOURNE 3 HP TO BISHOP	DAVID L. WEEKLEY REVOCABLE TRUST	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/4/2016	3-3-10 3-3-11.3 3-3-12	RITCHIE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP TO UNDERWOOD	FLETCHER, RONALD P. & CONNIE SUE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/3/2016	1-7-29 1-7-8	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOUNRE 3 HP TO BISHOP	BUTCH, ALLAN H	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/12/2016	6-8-4	TYLER			NO CONSENT REQUIRED
WV	TERRY SNIDER LP	RITCHIE PETROLEUM CORPORATION INC.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/16/2016	6-13-22 6-13-40	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP TO BISHOP	COWGER, DENNY & LINDA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/14/2016	3-3-5	RITCHIE			NO CONSENT REQUIRED
WV	TERRY SNIDER LP	STARKEY, JOHN STANLEY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/17/2016	6-13-42	TYLER			NO CONSENT REQUIRED
OH	ERVIN	ERVIN, STEVEN E. & KATHERINE L.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT ROAD ACCESS EASEMENT AGREEMENT TO SURFACE FACILITY	5/10/2016	01-21322.001	NOBLE			NO CONSENT REQUIRED
OH	MILLER HP LP	RUBEL, THOMAS NEIL	ANTERO MIDSTREAM LLC	CONSIDERATION FOR A DAMAGE RELEASE	5/12/2016	21- 009006.0000	MONROE			NO CONSENT REQUIRED
WV	DOTSON HOLLAND LP	FRIEND, RANDALL	ANTERO MIDSTREAM LLC	CONSIDERATION FOR PERMANENT ACCESS ROAD	5/12/2016	1-8-38.2	DODDRIDGE			NO CONSENT REQUIRED

WV	MIDDLEBOURNE 3 HP TO BISHOP	THE CLIFF & VIRGINIA PERKINS IRREVOCABLE TRUST	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	4/5/2016	3-1-8 3-1-9 3-1-11 3-1-12 3-1-13 3-1-14 3-1-15 3-1-16 3-1-17	RITCHIE	NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	MEREDITH, ROY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR SURFACE FACILITY EASEMENT AGREEMENT	4/18/2016	1-17-2 1-17-2.3	TYLER	NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	THELWELL, ORVANDO & KANIKA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/5/2016	3-3-11.4	RITCHIE	NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP TO UNDERWOOD	WILEY, TAMMY	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	5/13/2016	1-3-4 1-3-4.1 1-7-4	TYLER	NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	PERKINS OIL & GAS	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/20/2016	3-4-27	RITCHIE	NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	PERKINS OIL & GAS	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	5/20/2016	3-3-18	RITCHIE	NO CONSENT REQUIRED
WV	PIPEYARD SEARCH	THE ERICKSON FOUNDATION	ANTERO MIDSTREAM LLC	OPTION TO LEASE PIPEYARD FOR 4 MONTHS	5/19/2016	8-25-1 8-25-1.4 8-25-3	WOOD	NO CONSENT REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTRU MENT	CONSENT TO ASSIGN
	MIDDLEBOURNE		ANTERO	OPTION AGREEMENT AND						NO
	3 LP TO		MIDSTREAM	PERMANENT EASEMENT						CONSENT
WV	UNDERWOOD	RIGGS, DONALD O. Jr.	LLC	AGREEMENT	5/20/2016	1-7-16	TYLER			REQUIRED
	MIDDLEBOURNE		ANTERO							NO
	3 LP TO		MIDSTREAM	OPTION AGREEMENT FOR						CONSENT
WV	UNDERWOOD	RIGGS, DONALD O. Jr.	LLC	TEMPORARY ACCESS ROAD	5/20/2016	1-7-16	TYLER			REQUIRED
	MIDDLEBOURNE		ANTERO	OPTION AGREEMENT AND						NO
	3 LP TO	DARNELL, DAVID A.	MIDSTREAM	PERMANENT EASEMENT						CONSENT
WV	UNDERWOOD	LADMORE ASSOCIATES IN	LLC	AGREEMENT	5/14/2016	1-7-7	TYLER			REQUIRED
			ANTERO	OPTION AGREEMENT AND						NO
		KAHRIG, THALIA LOU	MIDSTREAM	PERMANENT EASEMENT		12-				CONSENT
OH	BRONSON	RACHEL & CRUM, SHAWN	LLC	AGREEMENT	5/29/2016	015002.0000	MONROE			REQUIRED
			ANTERO	OPTION AGREEMENT AND						NO
		MILHOAN, ANTHONY S. &	MIDSTREAM	PERMANENT EASEMENT		12-				CONSENT
OH	BRONSON	KIMBERLY S.	LLC	AGREEMENT	5/24/2016	015016.0000	MONROE			REQUIRED
			ANTERO	OPTION AGREEMENT AND						NO
			MIDSTREAM	PERMANENT EASEMENT		12-				CONSENT
OH	BRONSON	WEISS, DANIEL AND JOYCE	LLC	AGREEMENT	5/23/2016	015017.0000	MONROE			REQUIRED
12-
			ANTERO	OPTION AGREEMENT AND		015009.0000				NO
			MIDSTREAM	PERMANENT EASEMENT		37-01201.0000				CONSENT
OH	BRONSON	WEISS, LARRY AND LINDA	LLC	AGREEMENT	5/23/2016	37-0062.0000	BELMONT			REQUIRED
			ANTERO	OPTION AGREEMENT AND						NO
			MIDSTREAM	PERMANENT EASEMENT						CONSENT
OH	BRONSON	DAWSON, JAMES A.	LLC	AGREEMENT	5/25/2016	37-00458.000	MONROE			REQUIRED
MODIFICATION OF THE
			ANTERO	OPTION AGREEMENT						NO
	OTTO TO		MIDSTREAM	EXECUTED ON FEBRUARY		12-				CONSENT
OH	INTERCHANGE	ROBB, IVA K.	LLC	1,2016	5/25/2016	006015.0000	MONROE			REQUIRED
			ANTERO	MODIFICATION OF OPTION						NO
		GREST, MARK &	MIDSTREAM	AGREEMENT AND		12-				CONSENT
OH	BETTINGER	GELDHAUSER, SCOTT	LLC	PERMANENT EASEMENT	5/25/2016	0050188.0000	NOBLE	PENDING	PENDING	REQUIRED

			ANTERO							NO
	BOBCAT HP SLIP		MIDSTREAM	PERMANENT ACCESS ROAD						CONSENT
WV	REPAIR	MILLER, JOHN H.	LLC	AGREEMENT	6/8/2016	3-18-4.6	DODDRIDGE	PENDING	PENDING	REQUIRED
			ANTERO							NO
	BOBCAT HP SLIP		MIDSTREAM	PERMANENT ACCESS ROAD						CONSENT
WV	REPAIR	WRIGHT, DAWN E.	LLC	AGREEMENT	6/8/2016	3-18-4.1	DODDRIDGE			REQUIRED
MODIFICATION OF
			ANTERO	PERMANENT EASEMENT						NO
			MIDSTREAM	AGREEMENT EXCUTED ON						CONSENT
WV	EDNA LATERAL	MONROE, EDNA M.	LLC	OR ABOUT JUNE 2, 2015	5/6/2016	1-8-1	TYLER	PENDING	PENDING	REQUIRED
	MIDDLEBOURNE		ANTERO	OPTION AGREEMENT FOT						NO
	3 LP TO	STEWART, DAVID L. &	MIDSTREAM	TEMPORARY ACCESS ROAD		6-6-11				CONSENT
WV	UNDERWOOD	DIANNA R.	LLC	AGREEMENT	6/2/2016	1-3-8	TYLER			REQUIRED
1-7-8.2
	MIDDLEBOURNE		ANTERO	MODIFICATION OF OPTION		1-7-9.1				NO
	3 LP TO	INGRAM, DALE E. & SARAH	MIDSTREAM	AGREEMENT AND		1-7-9.2				CONSENT
WV	UNDERWOOD	V.	LLC	PERMANENT EASEMENT	5/19/2016		TYLER			REQUIRED
-- 1-3-9
				MODIFICATION OF OPTION		1-3-10
				AGREEMENT AND		1-3-11
	MIDDLEBOURNE		ANTERO	PERMANENT EASEMENT		2-29-12				NO
	3 LP TO	STEWART, DAVID L. &	MIDSTREAM	ON OR ABOUT JANUARY		6-6-10				CONSENT
WV	UNDERWOOD	DIANNA R.	LLC	18, 2016	5/20/2016	6-6-11	TYLER			REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTRU MENT	CONSENT TO ASSIGN
WV	WHITE OAK V	WILLIAMS, ROBERT	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT (W/ VALVE SITE)	5/30/2016	1-15-6.4	DODDRIDGE			NO CONSENT REQUIRED
WV	WHITE OAK V	PRIMM, RUTH ANN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/1/2016	1-17-15	DODDRIDGE			NO CONSENT REQUIRED
WV	WHITE OAK V	WILLIAMS, ROBERT	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE PERMANENT ACCESS ROAD AGREEMENT	5/30/2016	1-15-6.7 1-15-6.8	DODDRIDGE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE H2O	KING, JEFFERY & MELANIE	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	6/5/2016	1-12-34	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP TO BISHOP	CARSE, CRAIG W.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/6/2016	6-8-25	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP TO UNDERWOOD	CARSE, CRAIG W.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/6/2016	6-8-25	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP TO UNDERWOOD	WILEY, TERRY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	6/13/2016	1-3-4.1 1-7-4	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP TO UNDERWOOD	WILEY, TERRY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR SURFACE FACILITY EASEMENT AGREEMENT	6/13/2016	1-7-4	TYLER			NO CONSENT REQUIRED
WV	TERRY SNIDER	SNIDER, TERRY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/6/2016	6-13-19	TYLER			NO CONSENT REQUIRED
WV	GESEK	WEEKLEY, DAVID M. & MARY LOU	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/13/2016	10-20-3.3	RITCHIE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP TO BISHOP	HUNTERS, INC.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/10/2016	6-11-15	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP TO BISHOP	HAGA, STEVEN & MARY ANN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6/13/2016	3-3-9.1 3-3-9 3-3-11 3-3-11.2	RITCHIE			NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	KOEHNLIEN, DONNA, Et Al	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	6/20/2016	3-9-5.1 3-9-7 3-9-5 3-4-48	RITCHIE			NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	KOEHNLIEN, DONNA, Et Al	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY WARD YARD AGREEMENT	6/20/2016	3-9-5.1	RITCHIE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP TO BISHOP	KOEHNLEIN, DONNA, Et Al	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT	6/20/2016	3-9-5.1 3-9-7 3-9-5 3-4-48	RITCHIE			NO CONSENT REQUIRED
WV	DAWSON	DAWSON, GARY D. & RELLA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT EXECUTED ON JUNE 12, 2015	6/21/2016	1-11-18 1-12-14.4 1-12-25 1-15-1	TYLER	PENDING	PENDING	NO CONSENT REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTRU MENT	CONSENT TO ASSIGN
MODIFICATION OF THE
			ANTERO	PERMANENT ACCESS ROAD						NO
			MIDSTREAM	EXECUTED ON OR ABOUT						CONSENT
WV	DAWSON	DAWSON, GARY D. & RELLA	LLC	AUGUST 18, 2015	6/21/2016	1-15-1	TYLER	PENDING	PENDING	REQUIRED
			ANTERO							NO
	UNDERWOOD		MIDSTREAM	PERMANENT EASEMENT					465/174	CONSENT
WV	HP	MONROE, EDNA M.	LLC	AGREEMENT	6/20/2016	1-8-1	TYLER	12/18/2014	97138	REQUIRED
			ANTERO							NO
	BOBCAT HP SLIP		MIDSTREAM	PERMANENT ACCESS ROAD						CONSENT
WV	REPAIR	MILLER, JOHN H.	LLC	AGREEMENT	6/18/2016	3-18-4.6	DODDRIDGE	PENDING	PENDING	REQUIRED
MODIFICATION OF OPTION
			ANTERO	AND PERMANENT EASEMENT						NO
	MIDDLEBOURNE		MIDSTREAM	AGREEMENT EXECUTED ON						CONSENT
WV	3 HP TO BISHOP	JONES, LEWIS G.	LLC	OR ABOUT MARCH 3, 2016	6/22/2016	3-4-35.1	RITCHIE			REQUIRED
MODIFICATION OF OPTION
			ANTERO	AND PERMANENT EASEMENT						NO
			MIDSTREAM	AGREEMENT EXECUTED ON						CONSENT
WV	TERRY SNIDER	STARKEY,JOHN	LLC	OR ABOUT MAY 17, 2016	6/14/2016	6-13-42	TYLER			REQUIRED
--
3-40-5
				MODIFICATION OF OPTION		3-40-7.1
			ANTERO	AND PERMANENT EASEMENT		3-40-8				NO
		RICHARDS, TERRY LEE &	MIDSTREAM	AGREEMENT EXCUTED ON		3-40-8.1				CONSENT
WV	LYNN CAMP	STELLA F.	LLC	OR ABOUT JUNE 17,2015	6/16/2016	3-40-9	RITCHIE			REQUIRED
MODIFICATION OF OPTION
			ANTERO	AND PERMANENT EASEMENT						NO
	MIDDLEBOURNE		MIDSTREAM	AGREEMENT EXCUTED ON						CONSENT
WV	3 HP TO BISHOP	HUNTER, DAVID M. & JANE K.	LLC	OR ABOUR MARCH 16, 2016	6/21/2016	1-20-6.1	TYLER			REQUIRED
MODIFICATION OF OPTION
			ANTERO	AND PERMANENT EASEMENT						NO
WV	TAMELA TO BISHOP	SCOTT, MIKE & MCDONALD, DAVID	MIDSTREAM LLC	AGREEMENT EXCUTED ON OR ABOUR MARCH 30, 2016	6/29/2016	1-20-7	TYLER			CONSENT REQUIRED

MODIFICATION OF OPTION
			ANTERO	AND PERMANENT EASEMENT						NO
	MIDDLEBOURNE		MIDSTREAM	AGREEMENT EXCUTED ON		3-4-35				CONSENT
WV	3 HP TO BISHOP	BISHOP, GARY W.	LLC	OR ABOUT MARCH 9, 2016	6/25/2016	3-4-32	RITCHIE			REQUIRED
MODIFICATION OF
TEMPORARY ACCESS ROAD
			ANTERO	EASEMENT AGREEMENT						NO
	TAMELA TO		MIDSTREAM	EXCUTED ON OR ABOUT						CONSENT
WV	BISHOP	BISHOP, GARY W.	LLC	APRIL 30, 2016	6/25/2016	3-4-35	RITCHIE			REQUIRED
			ANTERO	OPTION AGREEMENT AND						NO
WV	SMITH REROUTE / WEC	BEE, DORIS, HILEMAN, DEBBIE & JAMES, JEFF	MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	6/25/2016	1-3-15	DODDRIDGE			CONSENT REQUIRED
			ANTERO	OPTION AGREEMENT AND						NO
	SMITH REROUTE		MIDSTREAM	PERMANENT EASEMENT						CONSENT
WV	/ WEC	FRAME, JOHN	LLC	AGREEMENT	6/28/2016	1-3-11.1	DODDRIDGE			REQUIRED
			ANTERO	OPTION AGREEMENT AND		1-3-11				NO
	SMITH REROUTE		MIDSTREAM	PERMANENT EASEMENT		1-3-4				CONSENT
WV	/ WEC	SHEPHERD, MICHAEL	LLC	AGREEMENT	6/27/2016	1-3-9.1	DODDRIDGE			REQUIRED
			ANTERO	OPTION AGREEMENT AND						NO
			MIDSTREAM	PERMANENT EASEMENT						CONSENT
WV	LONG RUN HP	MCCULLOUGH, RICHARD	LLC	AGREEMENT	6/24/2016	1-6-5	DODDRIDGE			REQUIRED
			ANTERO							NO
			MIDSTREAM	PERMANENT EASEMENT FOR						CONSENT
WV	WEC JUMPER	D&M POWELL, LLC	LLC	SURFACE USE	6/27/2016	3-19-31	DODDRIDGE	PENDING	PENDING	REQUIRED
WV	TAMELA TO BISHOP	MIHLBAUER, FRANCES ARYNE Et Al	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD AGREEMENT	4/30/2016	3-9-8 3-9-8.1	RITCHIE			NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	MIHLBAUER, FRANCES ARYNE Et Al	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD AGREEMENT	4/30/2016	3-9-11	RITCHIE			NO CONSENT REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTRU MENT	CONSENT TO ASSIGN
OH	BATESVILLE RISER TO FULLER	JANOSKO, JOHN ET UX	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	4/19/216	36-51151.000	NOBLE			NO CONSENT REQUIRED
WV	GRIMM TO JOHN CAMPBELL SWL	MCCARTY, MATTHEW ET UX	ANTERO WATER LLC	TEMPORARY WATER LINE AGREEMENT	4/21/2016	10-13-31 10-14-8.1	RITCHIE			NO CONSENT REQUIRED
WV	GRIMM TO JOHN CAMPBELL SWL	WESTERN VIRGINIA LAND COMPANY LLC	ANTERO WATER LLC	TEMPORARY WATER LINE AGREEMENT	4/21/2016	10-14-1 10-14-5	RITCHIE			NO CONSENT REQUIRED
WV	GRIMM TO JOHN CAMPBELL SWL	SPARKY MOUNTAIN FARMS, LLC	ANTERO WATER LLC	TEMPORARY WATER LINE AGREEMENT	4/21/2016	10-14-6 10-14-7	RITCHIE			NO CONSENT REQUIRED
WV	CHARLENE TEE TO WALNUT WEST SWL	JACKSON, NORMAN	ANTERO WATER LLC	TEMPORARY WATER LINE AGREEMENT	4/14/2016	3-14-9.2	RITCHIE			NO CONSENT REQUIRED
OH	MUSKINGUM SWL	FARRAH, DAVID	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	4/27/2016	31- 0021142.001	NOBLE			NO CONSENT REQUIRED
OH	MUSKINGUM SWL	ROYER, SAMUEL ET AL	ANTERO WATER LLC	RELEASE AND WAIVER	4/27/2016	31-0021114	NOBLE			NO CONSENT REQUIRED
OH	MUSKINGUM SWL	ROYER, SAMUEL ET AL	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	5/4/2016	31-0021114	NOBLE			NO CONSENT REQUIRED
OH	MUSKINGUM SWL	STACK, DEAN O.	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	4/27/2016	31-0021145	NOBLE			NO CONSENT REQUIRED
OH	BATESVILLE RISER TO FULLER	MUFFETT, TREY	ANTERO WATER LLC	MODIFICATION OF THE TEMPORARY WATER LINE OPTION AND AGREEMENT	6/17/2016	36-21066 36-21067	NOBLE			NO CONSENT REQUIRED
OH	BATESVILLE RISER TO FULLER	MUFFETT, TREY	ANTERO WATER LLC	MEMORANDUM OF THE TEMPORARY WATER LINE OPTION AND AGREEMENT	6/17/2016	36-21066 36-21067	NOBLE			NO CONSENT REQUIRED
WV	MOUNTAIN TO BISON	RUTAN, CHARLES ET UX	ANTERO WATER LLC	TEMPORARY WATER LINE OPTION AND AGREEMENT	6/18/2016	3-21-23	RITCHIE			NO CONSENT REQUIRED
WV	MOUNTAIN TO BISON	RUTAN, CHARLES ET UX	ANTERO WATER LLC	MEMORANDUM OF THE TEMPORARY WATER LINE OPTION AND AGREEMENT	6/18/2016	3-21-23	RITCHIE			NO CONSENT REQUIRED
WV	OHIO TO ANNIE SLIP REPAIR	BARTLETT, LINDSEY	ANTERO WATER LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	7/14/2016	4-8-8	PLEASANTS			NO CONSENT REQUIRED
WV	Morris-Ross Water Treatment Facility	Morris, Ike; Mike Ross, Inc	ARC	Water Treatment Facility Agreement	6/7/2016	7-285-16	Harrison			NA
WV	Clearwater Facility	Kerns, Jeffrey; Clayton East, LLC; Hot Springs Ranch Corp	Assignment and Agreement	Assignment and Agreement	5/25/2016	Lease Book 240 Page 723	Doddridge			NA
WV	Richard Garry	Richard Garry Robinson	Option to Purchase Real Estate	Option to Purchase Real Estate	NA	14-9	Doddridge			NA

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTR UMENT	CONSENT TO ASSIGN
OH	OLIVE RICH CS	HOOD, JERRY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE COMPRESSOR SITE	7/30/2016	34-21248.0000 35-21250.1000	NOBLE			NO CONSENT REQUIRED
OH	EVELYN HP	YONTZ, CHARLES F. & JUDY K, TRUSTEES	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY WAREYARD AGREEMENT	8/2/2016	06-006006.0000 07-006007.200	MONROE			NO CONSENT REQUIRED
OH	EVELYN HP	YONTZ, CHARLES F. TRUSTEE YONTZ, JUDY K. TRUSTEE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	8/11/2016	06-006006.000 07-006007.200	MONROE			NO CONSENT REQUIRED
OH	EVELYN HP	YONTZ, WAYNE F. & BROOKE M.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	8/11/2016	06-006020.0000	MONROE			NO CONSENT REQUIRED
OH	ALBERT LP	POWELL, DONALD & LORA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	8/13/2016	12-008014.0000	MONROE			NO CONSENT REQUIRED
OH	NIKKI	WEISS, DANIEL & JOYCE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	8/13/2016	12-105026.0000 12-105017.0000	MONROE			NO CONSENT REQUIRED
OH	EVELYN HP	ALBERT F. HUPP, TRUSTEE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	8/15/2016	07-060070.0000 07-010030.0000	MONROE			NO CONSENT REQUIRED
OH	NIKKI	MELLOTT,JAMES HAROLD, Et Al	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	8/17/2016	12-008002.0000	MONROE			NO CONSENT REQUIRED
OH	EVELYN HP	GARDNER, RONALD & HELEN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	8/19/2016	06-005013.0000	MONROE			NO CONSENT REQUIRED
OH	MADISON	BROOKS, CHARLES	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	8/20/2016	04-005016.000 04-005005.000 04-018003.000	MONROE			NO CONSENT REQUIRED
OH	MADISON LP	STEPHENS,DELMAS JR	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/31/2016	12-008005.0000	MONROE			NO CONSENT REQUIRED
OH	EVELYN HP	KILBURN, DONALD & MARY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	9/10/2016	12-013005.0000 12-013001.0000 12-014001.1000	MONROE			NO CONSENT REQUIRED

OH	EVELYN HP	LYNN, RANDALL D.	ANTERO MIDSTREAM LLC	OPTION AGREEMENTAND PERMANENT EASEMENT AGREEMENT	9/11/2016	12-013008.0000	MONROE	NO CONSENT REQUIRED
WV	YVONNE TO MIDDLE	HOOPER, JOHNNY B	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT PERMANENT EASEMENT AGREEMENT	9/12/2016	8-4-27	DODDRIDGE	NO CONSENT REQUIRED
OH	MADISON LATERAL	FRANK,FORREST O.	ANTERO MIDSTREAM LLC	OPTION AGREEMENTAND PERMANENT EASEMENT AGREEMENT	9/21/2016	12-018012.0000 12-013006.0000 12-012005.0000	MONROE	NO CONSENT REQUIRED
OH	MADISON	KAISER, TIMOTHY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/27/2016	04-005006.0000	MONROE	90 DAY WRITTEN CONSENT REQUIRED
OH	NIKKI	WEISS,DANIEL ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR SURFACE FACILITY EASEMENT AGREEMENT	7/18/2016	12-015026.0000	MONROE	NO CONSENT REQUIRED
WV	PRIMM	CHIPPS,PERRY Et Al	ANTERO MIDSTREAM LLC	TEMPORARY SURFACE FACILITY EASEMENT	9/30/2016	1-10-27	DODDRIDGE	NO CONSENT REQUIRED
OH	LORADITCH	HEADLEY, MARK E. & VALERIA K.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/26/216	21-012017	MONROE	NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	MILBAUER, FRANCES ARLYNE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT FOR SURFACE USE	7/7/2016	3-9-14 3-9-15	RITCHIE	NO CONSENT REQUIRED
WV	WEST END CONNECTOR	D&M POWELL, LLC	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	7/2/2016	3-19-31	DODDRIDGE	NO CONSENT REQUIRED
WV	SMITH REROUTE / WEC	JAMES, JEFFERY A.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	7/7/2016	1-13-12 1-3-16	DODDRIDGE	NO CONSENT REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTR UMENT	CONSENT TO ASSIGN
WV	MIDDLEBOURNE TO WEC JUMPER	HADLEY, LARRY & CHARITY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT FOR SURFACE USE	7/6/2016	1-17-25	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP TO UNDERWOOD	DARNELL, DAVID & LADMORE ASSOCIATES, INC	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	7/7/2016	1-7-7	TYLER			NO CONSENT REQUIRED
			ANTERO MIDSTREAM			3-9-14				NO CONSENT
WV	TAMELA TO BISHOP	MIHLBAUER, FRANCES ARYNE Et Al	LLC	SURFACE USE EASEMENT	7/7/2016	3-9-15	RITCHIE	PENDING	PENDING	REQUIRED
NO
			ANTERO MIDSTREAM	TEMPORARY ACCESS ROAD						CONSENT
OH	OHIO TO ANNIE	BARTLETT, LINDSEY	LLC	AGREEMENT	7/14/2016	4-8-8	PLEASANTS			REQUIRED
NO
	DOTSON HOLLAND		ANTERO MIDSTREAM	TEMPORARY DEWATERING						CONSENT
WV	ADD HP	MORRIS, I.L (IKE)	LLC	STRUCTURE	7/29/2016	3-37-1	DODDRIDGE			REQUIRED
				OPTION AGREEMENT AND						NO
	MIDDLEBOURNE 3 LP		ANTERO MIDSTREAM	PERMANENT EASEMENT						CONSENT
WV	TO UNDERWOOD	DARNELL, DAVID A.	LLC	AGREEMENT	7/7/2016	6-9-7	TYLER			REQUIRED
				MODIFICATION OF OPTION AND		1-20-6				NO
			ANTERO MIDSTREAM	PERMANENT EASEMENT		1-20-6.3				CONSENT
WV	TAMELA TO BISHOP	MUSHINSKY, JAMES R.	LLC	AGREEMENT	7/11/2016	1-20-6.4	TYLER			REQUIRED
				MODIFICATION OF OPTIONANF						NO
			ANTERO MIDSTREAM	PERMANENT EASEMENT		1-17-9				CONSENT
WV	TAMELA TO BISHOP	HADLEY, LARRY & CHARITY	LLC	AGREEMENT	7/6/2016	1-17-25	TYLER			REQUIRED
				OPTION AGREEMENT AND						NO
	MIDDLEBOURNE 3 LP		ANTERO MIDSTREAM	PERMANENT EASEMENT						CONSENT
WV	TO UNDERWOOD	BAGLEY, LOREN Et Al	LLC	AGREEMENT	7/8/2016	1-7-1.1	TYLER			REQUIRED
				MODIFICATION OF OPTION AND		12-015009				NO
			ANTERO MIDSTREAM	PERMANENT EASEMENT		37-01201				CONSENT
OH	BRONSON	WEISS, LARRY L. & LINDA S.	LLC	AGREEMENT	6/9/2016	37-00620	MONROE			REQUIRED
				MODIFICATION OF OPTION AND						NO
		VARGO, EDWARD LEE & MARY	ANTERO MIDSTREAM	PERMANENT EASEMENT		12-001002.0000				CONSENT
OH	OTTO	ELIZABETH	LLC	AGREEMENT	7/21/2016	12-006019.0000	MONROE			REQUIRED
				MODIFICATION OF OPTIONANF						NO
		PAULUS, VIVIAN	ANTERO MIDSTREAM	PERMANENT EASEMENT						CONSENT
OH	MADISON		LLC	AGREEMENT	7/19/2016	12-019005.0000	MONROE			REQUIRED

				MODIFICATION OF OPTIONANF				NO
			ANTERO MIDSTREAM	PERMANENT EASEMENT				CONSENT
OH	OTTO/ MADISON	POWELL, DONALD P. AND LORA J.	LLC	AGREEMENT	7/18/2016	12-008014	MONROE	REQUIRED
				MODIFICATION OF OPTIONANF				NO
			ANTERO MIDSTREAM	PERMANENT EASEMENT		12-015026.0000		CONSENT
OH	NIKKI	WEISS, DANIEL A. & JOYCE A.	LLC	AGREEMENT	7/18/2016	12-015017.0000 .	MONROE	REQUIRED
23-85343.002
23-85343.001
23-85345.001
						23-79320.001		NO
			ANTERO MIDSTREAM			23-79320.001	WASHINGTO	CONSENT
OH	UTICA	MILLER, KIRK K.	LLC	GROUND LEASE	7/26/2016	23-79308.001	N	REQUIRED
				OPTION AGREEMENT FOR				NO
			ANTERO MIDSTREAM	TEMPORARY ACCESS ROAD				CONSENT
WV	TAMELA TO BISHOP	KELLEY, ZACHARIAH	LLC	AGREEMENT	7/20/2016	3-9-4	RITCHIE	REQUIRED
				OPTION AGREEMENT FOR				NO
			ANTERO MIDSTREAM	PERMANENT ACCESS ROAD				CONSENT
WV	MCKIM	SHEPHERD, JARRET W & CRISSY	LLC	AGREEMENT	7/20/2016	6-11-19	MCKIM	REQUIRED
				OPTION AGREEMENT AND		6-11-21		NO
			ANTERO MIDSTREAM	PERMANENT EASEMENT		6-13-19		CONSENT
WV	MCKIM	SNIDER, TERRY L.	LLC	AGREEMENT	7/21/2016	6-13-20	MCKIM	REQUIRED
NO
			ANTERO MIDSTREAM	90 DAY TEMPORARY ROAD		1-8-1		CONSENT
WV	UNDERWOOD HP	MONROE, EDNA M.	LLC	EASEMENT ACCESS	7/28/2016	1-8-5	TYLER	REQUIRED
				OPTION AGREEMENT AND				NO
			ANTERO MIDSTREAM	PERMANENT EASEMENT				CONSENT
WV	BACHELOR	MERLOTT, EDWARD N. & KIMBERLY	LLC	AGREEMENT	7/27/2016	3-18-8.1	RITCHIE	REQUIRED
-- 3-12-16.1
				OPTION AGREEMENT AND		3-12-16.2		NO
			ANTERO MIDSTREAM	PERMANENT EASEMENT		3-12-16.3		CONSENT
WV	BLACK FOREST	UNDERWOOD, MICHAEL & STEPHEN	LLC	AGREEMENT	8/2/2016	3-18-5.1	RITCHIE	REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTR UMENT	CONSENT TO ASSIGN
NO
			ANTERO MIDSTREAM	OPTION AGREEMENT FOR GROUND						CONSENT
WV	MIDSTREAM PIPEYARD	ASH, JAMES	LLC	LEASE	7/29/2016	1-4-20	TYLER			REQUIRED
NO
			ANTERO MIDSTREAM	OPTION AGREEMENT FOR GROUND						CONSENT
WV	PIPEYARD	CARSE, CRAIG W.	LLC	LEASE	7/21/2016	6-8-25	TYLER			REQUIRED
				PERMANENT EASEMENT		3-3-10				NO
	MIDDLEBOURNE 3HP	DAVID L. WEEKLEY, TRUSTEE OF THE	ANTERO MIDSTREAM	AGREEMENT EXECUTED ON OR		3-3-11.3				CONSENT
WV	TO BISHOP	DAVID L. WEEKLEY REVOCABLE TRUST	LLC	ABOUT MAY 4TH, 2016	8/2/2016	3-3-12	RITCHIE			REQUIRED
MODIFICATION OF OPTION
				AGREEMENT AND PERMANENT						NO
			ANTERO MIDSTREAM	EASEMENT AGREEMENT EXECUTED						CONSENT
OH	MADISON	LYNN, RANDALL D.	LLC	SEPTEMBER 11,2015	7/30/2016	12-013008.0000	MONROE			REQUIRED
						21-006017				NO
			ANTERO MIDSTREAM	TEMPORARY ACCESS ROAD		21-006017.1				CONSENT
OH	HUGHES LP	KUHNS, ELMER & ESTHER	LLC	AGREEMENT	7/23/2016	21-006017.2	MONROE			REQUIRED
				OPTION AGREEMENT AND		6-8-8				NO
	MIDDLEBOURNE 3LP		ANTERO MIDSTREAM	PERMANENT EASEMENT		6-8-9				CONSENT
WV	TO UNDERWOOD	WEESE, ROGER R.	LLC	AGREEMENT	7/28/2016	6-8-10	TYLER			REQUIRED
- 12-012007
				OPTION AGREEMENT AND		12-006011				NO
			ANTERO MIDSTREAM	PERMANENT EASEMENT		22-006001				CONSENT
OH	CHRISTMAN LP	KILBURN, DONALD & MARY	LLC	AGREEMENT	8/6/2016	22-005003	MONROE			REQUIRED
				OPTION AGREEMENT AND		6-11-21				NO
			ANTERO MIDSTREAM	PERMANENT EASEMENT		6-13-19				CONSENT
WV	MCKIM TO SNIDER	SNIDER, TERRY L.	LLC	AGREEMENT	8/9/2016	6-13-20	TYLER			REQUIRED
NO
			ANTERO MIDSTREAM	OPTION AGREEMENT FOR						CONSENT
WV	MIDDLEBOURNE 3 HP	SNIDER, TERRY L.	LLC	TEMPORARY ACCESS ROAD	8/9/2016	6-11-17	TYLER			REQUIRED
				MODIFICATION OF OPTION AND						NO
	MIDDLEBOURNE 3LP		ANTERO MIDSTREAM	PERMANENT EASMENT DATED JAN.						CONSENT
WV	TO UNDERWOOD	ROBINSON, DONALD AND DEBORAH	LLC	5, 2016	8/14/2016	6-8-2.4	TYLER			REQUIRED

				MODIFICATION OF OPTION AND				NO
	MIDDLEBOURNE 3LP		ANTERO MIDSTREAM	PERMANENT EASMENT DATED JAN.				CONSENT
WV	TO UNDERWOOD	ROBINSON, DONALD AND DEBORAH	LLC	10, 2016	8/14/2016	6-8-28	TYLER	REQUIRED
				MODIFICATION OF OPTION AND				NO
			ANTERO MIDSTREAM	PERMANENT EASMENT DATED				CONSENT
WV	MIDDLEBOURNE 3 HP	NESWALD, BURT SR.	LLC	MARCH 5, 2016	8/10/2016	3-4-31.1	RITCHIE	REQUIRED
				MODIFICATION OF OPTION AND				NO
			ANTERO MIDSTREAM	PERMANENT EASMENT DATED APRIL				CONSENT
WV	MIDDLEBOURNE 3 HP	HUMMER PROPERTIES, LLC	LLC	4, 2016	8/15/2016	3-3-19	CLAY	REQUIRED
NO
	WEST UNION/ CANTON		ANTERO MIDSTREAM	OPTION AGREEMENT TO PURCHASE				CONSENT
WV	CS	JACKSON, RAYMOND VANCE	LLC	CS	8/8/2016	3-8-3	DODDRIDGE	REQUIRED
NO
			ANTERO MIDSTREAM	OPTION AGREEMENT FOR GROUND				CONSENT
WV	PIPEYARD	GRIFFIN, JUNE	LLC	LEASE	8/1/2016	5-16-8	TYLER	REQUIRED
NO
			ANTERO MIDSTREAM	OPTION AGREEMENT FOR GROUND				CONSENT
WV	PIPEYARD	THOMPSON, RONALD	LLC	LEASE	8/5/2016	2-21-55	TYLER	REQUIRED
NO
			ANTERO MIDSTREAM	OPTION AGREEMENT FOR GROUND				CONSENT
WV	PIPEYARD	SINE, JAMES & KATHY	LLC	LEASE	8/5/2016	6-8-30	TYLER	REQUIRED
				OPTION AGREEMENT AND				NO
			ANTERO MIDSTREAM	PERMANENT EASEMENT		3-13-12		CONSENT
WV	BACHELOR LP	VAUGHAN, STEVEN & MARY	LLC	AGREEMENT	8/11/2016	3-13-13	RITCHIE	REQUIRED
				OPTION AGREEMENT AND				NO
	MIDDLEBOURNE 3 LP		ANTERO MIDSTREAM	PERMANENT EASEMENT				CONSENT
WV	TO UNDERWOOD	GOFF, KEVIN S	LLC	AGREEMENT	8/11/2016	1-7-11	TYLER	REQUIRED
MODIFICATION OF OPTION
				AGREEMENT AND TEMPORARY ROAD				NO
	WEC JUMPER/	MIHLBAUER, FRANCIS ARLYNE ROWE	ANTERO MIDSTREAM	ACCESS AGREEMENT EXECUTED		3-9-8		CONSENT

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTR UMENT	CONSENT TO ASSIGN
WV	TAMELA TO BISHOP	ET AL	LLC	APRIL 30, 2016	8/10/2016	3-9-8.3	RITCHIIE			REQUIRED
NO
	MIDDLEBOURNE 3HP		ANTERO MIDSTREAM	OPTION AGREEMENT FOR		3-3-3				CONSENT
WV	TO BISHOP	JONES, BRIAN K.	LLC	TEMPORARY ACCESS ROAD	8/9/2016	3-3-4	RITCHIE			REQUIRED
WV	MIDDLEBOURNE 3HP TO BISHOP	JONES, BRIAN K.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A TEMPORARY WAREYARD	8/9/2016	3-3-3 3-3-4	RITCHIE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	BOLIN, ALAN & JULIA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/16/2016	6-9-8	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	INGRAM, DALE & SARAH	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR SURFACE FACILITY	8/15/2016	1-7-9.2	TYLER			NO CONSENT REQUIRED
WV	BACHELOR LP	WARD, ERIKA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/12/2016	3-13-11.2 3-13-11.3 3-13-11.4	RITCHIE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	DARNELL, DAVID A. LADMORE ASSOCIATES, LLC	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED JUNE 29,2016	8/14/2016	1-7-7	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	DARNELL, DAVID A.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED JUNE 29,2016	8/14/2016	6-9-7	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	JUDGE, DAVID W.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED JUNE 29,2016	8/13/2016	6-8-27	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	HAYES, RODNEY LEE	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED MARCH 3, 2016	8/13/2016	6-8-14	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	FORESTER, ROBERT & CHARLOTTE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED JANUARY 15, 2016	8/13/2016	6-8-26	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP	MOORE, THOMAS Et Al	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED DECEMBER 21, 2016	8/10/2016	-- 6-11-9.1 6-11-10 6-8-20 6-8-22	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	SINE, JAMES & KATHY	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED JANUARY 15, 2016	8/13/2016	6-8-29 6-8-30	TYLER			NO CONSENT REQUIRED
WV	PIGGING PROJECT	NICHOLSON, RICHARD HICKMAN, JUDITH	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR SURFACE FACILITY	8/15/2016	6-12-33	DODDRIDGE			NO CONSENT REQUIRED

WV	MIDDLEBOURNE 3 HP	SHEPHERD, JARRET W & CRISSY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	8/11/2016	6-11-19	TYLER	NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP	MOORE, THOMAS Et Al	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS ROAD AGREEMENT	8/10/2016	6-8-22	TYLER	NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP	MOORE, THOMAS Et Al	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY WAREYARD	8/10/2016	6-11-9	TYLER	NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP	MOORE, THOMAS Et Al	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS ROAD AGREEMENT	8/10/2016	6-11-9	TYLER	NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP	ROBINSON, DONALD & DEBORAH	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	8/14/2016	6-8-28	TYLER	NO CONSENT REQUIRED
OH	BRONSON LP	CRUM, SHAWN KAHRIG, THALIA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS ROAD AGREEMENT	8/7/2016	12-015002.0000	MONROE	NO CONSENT REQUIRED
OH	CHRISTMAN LP	KILBURN, BLAKE & SANDRA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/6/2016	22-005001.0000 12-011005.0000	MONROE	NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP	THELWELL, OVANDO & KINIKA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	8/13/2016	3-3-11.4	RITCHIE	NO CONSENT REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTR UMENT	CONSENT TO ASSIGN
WV	MIDDLEBOURNE SWL	MONROE, EDNA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR SURFACE FACILITY	8/12/2016	1-8-1 1-8-5 1-8-6.2	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	SINE, JAMES & KATHY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	8/13/2016	6-8-29	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP	NELSON, DESTRY & JAMI	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	8/14/2016	6-8-28.1	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	MEREDITH, GENEVA MAE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	8/19/2016	1-7-9	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE BWL	UNDERWOOD, RAYMOND	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/19/2016	1-4-13	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE BWL	WEESE, BETTY J.	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD EASEMENT	8/16/2016	1-4-9.2	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE BWL	MONROE, TERRY L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/27/2013	1-8-6 1-8-6.1	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE BWL	SCOTT, ROGER & DONNA	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD EASEMENT	8/18/2016	3-9-19	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE BWL	HEINTZMAN, PATRICIA	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD EASEMENT	8/15/2016	1-11-16.1 1-11-22	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE BWL	GRAFF, JOANNE	ANTERO MIDSTREAM LLC	PERANENT EASEMENT AGREEMENT	8/15/2016	1-4-15	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE BWL	MAHONEY, JAMES D.	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD EASEMENT	9/7/2016	3-9-1	RITCHIE	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE BWL	SCOTT, ROGER LEE & DONNA JEAN	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	8/26/2016	3-9-19	RITCHIE	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE BWL	BEEM, TYRONE BEEM, DAVID	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT	9/23/2016	1-11-4	RITCHIE	PENDING	PENDING	NO CONSENT REQUIRED

WV	MIDDLEBOURNE 3 LP	BAGLEY, LOREN	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT JULY 8, 2016	8/12/2016	1-7-1.1	TYLER	NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	BECKMAN, JOANN ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT JULY 8, 2016	8/14/2016	1-7-1.1	TYLER	NO CONSENT REQUIRED
WV	MCKIM	TINNESZ, CAROLYN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	8/17/2016	6-13-1	TYLER	NO CONSENT REQUIRED
WV	PIPEYARD	GOFF, WILLIAM	ANTERO MIDSTREAM LLC	GROUND LEASE EXTENSION	8/22/2016	3-25-13	RITCHIE	NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	MOORE, THOMAS Et Al	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	8/17/2016	6-11-9	TYLER	NO CONSENT REQUIRED
OH	CHRISTMAN LP	KILBURN, BLAKE & SANDRA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT DATED AUGUST 6,2016	8/29/2016	22-005001 22-011005	MONROE	NO CONSENT REQUIRED
WV	YVONNE TO MIDDLE	SPARLING, DAVID & LUCY	ANTERO MIDSTREAM LLC	OPTION EXTENSION FOR OPTION AGREEMENT TO PURCHASE EASEMENT	8/27/2016	8-4-4 8-4-4.1	DODDRIDGE	NO CONSENT REQUIRED
WV	YVONNE TO MIDDLE	RAVENSCROFT, WAYNE	ANTERO MIDSTREAM LLC	OPTION EXTENSION FOR OPTION AGREEMENT TO PURCHASE EASEMENT	8/27/2016	8-4-21	DODDRIDGE	NO CONSENT REQUIRED
WV	SMITH SUCTION & DISCHARGE	HOLDEN, WILLIAM & MARY	ANTERO MIDSTREAM LLC	EXTENSION OF TEMPORARY WAREYARD	8/25/2016	1-3-8	DODDRIDGE	NO CONSENT REQUIRED
WV	YVONNE TO MIDDLE	SWIGER, H. ROSS & CAROL	ANTERO MIDSTREAM LLC	OPTION EXTENSION FOR OPTION AGREEMENT TO PURCHASE EASEMENT	8/27/2016	8-4-25	DODDRIDGE	NO CONSENT REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTR UMENT	CONSENT TO ASSIGN
OH	OLIVE DRY CS	BRUFFEY, HOMER	ANTERO MIDSTREAM LLC	OPTION EXTENSION FOR OPTION AGREEMENT TO PURCHASE COMPRESSOR SITE	8/29/2016	13-0021270	NOBLE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	NORTHCRAFT, DEBORAH S.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	8/17/2016	6-8-15.2	TYLER			NO CONSENT REQUIRED
WV	YVONNE TO MIDDLE	SWIGER, H. ROSS & CAROL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT DATED JUNE 18, 2016	8/27/2016	8-4-25	DODDRIDGE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	BUTCH, ALLAN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY WAREYARD	8/24/2016	6-8-4	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	MOORE, THOMAS Et Al	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	8/17/2016	6-11-9	TYLER			NO CONSENT REQUIRED
WV	BACHELOR	BAKER, BETTY L.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	8/27/2016	3-18-2	RITCHIE			NO CONSENT REQUIRED
WV	BLACK FOREST	BAKER, BETTY L.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	8/27/2016	3-18-2	RITCHIE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	MOSSOR, CHARLES F.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT ROUTE 1	8/16/2016	6-8-2	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	MOSSOR, CHARLES F.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT ROUTE 2	8/16/2016	6-8-2	TYLER			NO CONSENT REQUIRED
WV	BACHELOR	BAKER, ROLLIN & MINA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	8/26/2016	3-18-8	RITCHIE			NO CONSENT REQUIRED
WV	BACHELOR	BAKER, DENCIL & LINDA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	8/26/2016	3-12-18.2	RITCHIE			NO CONSENT REQUIRED
WV	MCKIM	BARNARD, ANGELICA DAWN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	8/30/2016	6-13-20.1	TYLER			NO CONSENT REQUIRED
WV	CANTON COMPRESSOR SITE	WEEKELY, PAUL AND LINDA	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	8/25/2016	8-11-7	DODDRIDGE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP	MOORE, RAYMOND	ANTERO MIDSTREAM LLC	OPTION FOR TEMPORARY ACCESS ROAD	9/6/2016	48-6-29.1	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	SINE, KATHY SINE, JAMES	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	8/29/2016	6-8-29 6-8-30	TYLER			NO CONSENT REQUIRED
WV	WEST UNION CANTON CS	BAKER, KATHY	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	9/2/2016	1-17-5	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	BAGLEY, LOREN ET Al	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT AGREEMENT EXECUTED ON OR ABOUT JULY 8, 2016	8/13/2016	1-7-1.1	TYLER			NO CONSENT REQUIRED
WV	UNDERWOOD CS	LEASEBURG, WILLIAM C & AMANDA M	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT DATED OCTOBER 14, 2013	9/6/2016	1-8-2	TYLER			NO CONSENT REQUIRED
WV	FUTURE SITE	HUFFMAN, SHAWNRAY & MARANDA	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE PROPERTY	8/30/2016	6-8-33.1	TYLER			NO CONSENT REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTR UMENT	CONSENT TO ASSIGN
WV	MCKIM	HAMILTON, RONALD P.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	8/15/2016	6-11-22	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	STEVENS, DAVID LEE & STEVENS JOYCE	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT DATED APRIL 28, 2016	9/9/2016	6-8-3	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP	HUMMER PROPERTIES, LLC	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT DATED APRIL 4, 2016	9/7/2016	3-3-19	CLAY/ RITCHIE			NO CONSENT REQUIRED
WV	BACHELOR	BAKER, LEROY Et Al	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	9/2/2016	3-12-18.1	RITCHIE			90 DAY NOTICE
WV	BACHELOR	BAKER, JUNE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	9/2/2016	3-12-14	RITCHIE			NO CONSENT REQUIRED
WV	BACHELOR	BAKER, JUNE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS ROAD	9/13/2016	3-12-14	RITCHIE			NO CONSENT REQUIRED
WV	BLACK FLOREST	EVERLY, LORI AND DANIEL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	9/11/2016	3-12-17.1	RITCHIE			NO CONSENT REQUIRED
WV	MIDDLEBOUNRE 3 LP	DAVIS, BARBARA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	9/26/2016	1-7-3	TYLER			NO CONSENT REQUIRED
WV	BACHELOR	BAKER, DENCIL & LINDA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	9/13/2016	3-12-18.2	RITCHIE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	STEWART, DAVID L.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT EXCUTED ON OR ABOUT JANUARY 18, 2016	8/30/2016	1-3-10 1-3-11 2-29-12 6-6-10 6-6-11	TYLER			NO CONSENT REQUIRED
WV	TAMELA TO BISHOP	MIHLBAUER, FRANCES Et Al	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT EXCUTED ON OR ABOUT APRIL 30, 2016	8/10/2016	3-9-8 3-9-8.3	RITCHIE			NO CONSENT REQUIRED

WV	WEST UNION CANTON CS	COTTRILL, CHARLES L.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE A COMPRESSOR SITE	9/19/2016	8-3-21 8-3-21.1	DODDRIDGE	NO CONSENT REQUIRED
WV	YVONNE TO MIDDLE	ALEXANDER, MATTHEW W. & MUHLY, LINDA MARIE	ANTERO MIDSTREAM LLC	OPTION EXTENSION AGREEMENT TO PURCHASE A PERMANENT EASEMENT	9/19/2016	8-4-32 8-4-35	DODDRIDGE	NO CONSENT REQUIRED
WV	MELODY TO YVONNE BURIED H2O	SMITH, ROBERT J. & SMITH, CINDY L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/1/2016	3-4-9	DODDRIDGE	NO CONSENT REQUIRED
WV	MELODY TO YVONNE BURIED H2O	FOSTER, YVONNE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/19/2016	8-4-5	DODDRIDGE	NO CONSENT REQUIRED
WV	BACHELOR	BAKER, BETTY	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	9/19/2016	3-18-2	RITCHIE	NO CONSENT REQUIRED
WV	MCKIM	THACKER, D RALPH Et Al	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	8/25/2016	6-11-16	RITCHIE	NO CONSENT REQUIRED
WV	CANTON MOORE	MCMILLIAN, ETHLYN, Et Al	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD EASEMENT AGREEMENT	9/19/2016	3-6-26.9	DODDRIDGE	NO CONSENT REQUIRED
WV	CANTON COMPRESSOR SITE	SHEETS, JONATHAN B.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	8/25/2016	8-7-31	DODDRIDGE	NO CONSENT REQUIRED
WV	CANTON/ WEST UNION CS	CHARITY GAS, INC.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	9/20/2016	8-7-17.4 8-7-17.5	DODDRIDGE	NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP	HUNTERS INC.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AGREEMENT	9/17/2016	6-11-15	TYLER	NO CONSENT REQUIRED
WV	YVONNE TO MIDDLE	FOSTER, YVONNE	ANTERO MIDSTREAM LLC	OPTION EXTENSION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	9/15/2016	8-4-5	DODDRIDGE	NO CONSENT REQUIRED
WV	YVONNE TO MELODY	FOSTER, YVONNE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	9/15/2016	8-4-5	DODDRIDGE	NO CONSENT REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTR UMENT	CONSENT TO ASSIGN
WV	YVONNE TO MIDDLE	STRICKLING, JOHN PAUL Et Al	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	9/10/2016	8-4-28	DODDRIDGE			NO CONSENT REQUIRED
WV	BACHELOR	BAKER, DENCIL & LINDA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS ROAD	9/13/2016	3-12-18.2	RITCHIE			NO CONSENT REQUIRED
WV	HEASTER BWL	STEWART, DAVID L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT EXECUTED ON OR ABOUT FEBRUARY 12,2016	9/13/2016	1-3-8 1-3-9 1-3-10	TYLER			NO CONSENT REQUIRED
OH	MADISON LP	LANDEFELD FAMILY FARM LLC	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	9/26/2016	12-012009 12-019003 12-019004 12-019007	MONROE			NO CONSENT REQUIRED
OH	ERVIN LP	ROMONT FARMS, LLC	ANTERO MIDSTREAM LLC	TEMPORARY ROAD ACCESS EASEMENT	9/21/2016	01-021195	NOBLE			NO CONSENT REQUIRED
OH	MADISON LP	LANDEFELD FAMILY FARM LLC	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE A TEMPORARY ROAD ACCESS EASEMENT	9/16/2016	12-018015	MONROE			NO CONSENT REQUIRED
WV	HEASTER BWL	ADKINS, RAY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	5/9/2016	1-3-3	TYLER			NO CONSENT REQUIRED
OH	MADISON LP	LANDEFELD FAMILY FARM LLC	ANTERO MIDSTREAM LLC	OPTION EXTENSION TO PURCHASE A METER SITE DATED OCTOBER 1, 2015	9/16/2016	12-019008	MONROE			NO CONSENT REQUIRED
WV	MIDDLEBOUNRE 3 LP	UNDERWOOD, RAYMOND Et Al	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	9/12/2016	1-4-12	TYLER			NO CONSENT REQUIRED
OH	RICHARD LEE LP	CHRISTMAN, DAVID S.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE A PERMANENT EASEMENT WITH VALVE SITE	9/16/2016	12-012012	MONROE			NO CONSENT REQUIRED
OH	OTTO TO INTERCHANGE	MILLER, ANDREW & RACHEL	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE A SURFACE FACILITY EASEMENT	9/16/2016	12-008008	MONROE			NO CONSENT REQUIRED

WV	MELODY TO YVONNE BURIED H2O	SMITH, ROBERT J. & SMITH, CINDY L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	8/30/2016	3-4-9	DODDRIDGE	NO CONSENT REQUIRED
WV	MCKIM LP	HAMILTON, RONALD ET AL	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE A PERMANENT EASEMENT	9/20/2016	6-11-23	TYLER	NO CONSENT REQUIRED
WV	BACHELOR	SIMITH, ETTA Et Al	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	8/27/2016	3-12-17	RITCHIE	NO CONSENT REQUIRED
WV	CANTON/WEST UNION CS	LEADMON, ADDIE M.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	9/19/2016	8-3-21	DODDRIDGE	NO CONSENT REQUIRED
WV	CANTON/WEST UNION CS	WISEMAN, DORIS	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE COMPRESSOR SITE	9/17/2016	8-3-16	DODDRIDGE	NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	DAVIS, ROBERT	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	9/27/2016	1-7-3	TYLER	NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 LP	SINE, JAMES L. AND SINE, KATHY J.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT	9/17/2016	6-8-29 6-8-30	TYLER	NO CONSENT REQUIRED
WV	HICKMAN	SCOTT, ROGER & SCOTT	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	9/28/2016	-- 1-17-7.1 1-17-7.2 1-17-7.3 1-17-7.4	TYLER	NO CONSENT REQUIRED
WV	CANTON/WEST UNION CS	SHULTZ, CATHLEEN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE CS	9/17/2016	8-3-20	DODDRIDGE	NO CONSENT REQUIRED
WV	CANTON/WEST UNION CS	LEADMAN, ADDIE MARIE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE CS	9/12/2016	8-4-12	DODDRIDGE	NO CONSENT REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTR UMENT	CONSENT TO ASSIGN
OH	MADISON LP	FRANK, FORREST O.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT WITH VALUE SITE	9/17/2016	12-013006.0000 12-013005.0000	MONROE			NO CONSENT REQUIRED
WV	CANTON/WEST UNION CS	SMITH, NICHOLAS & DEBRA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE CS	9/28/2016	8-7-16	DODDRIDGE			NO CONSENT REQUIRED
WV	CANTON/WEST UNION CS	EIFF, GARY & MARY ANN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE CS	9/24/2016	8-4-22	DODDRIDGE			NO CONSENT REQUIRED
OH	MADISON LP	LANDEFELD FAMILY FARM LLC	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR SURFACE FACILITY EASMENT	9/20/2016	12-012009.000	MONROE			NO CONSENT REQUIRED
WV	MIDDLBEOURNE 3LP	FORESTER, ROBERT AND CHARLOTTE	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT DATED JANUARY 15, 2016	9/17/2016	6-8-26	TYLER			NO CONSENT REQUIRED
WV	MIDDLBEOURNE 3LP	GREATHOUSE, JASON	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT DATED JANUARY 9, 2016	9/20/2016	6-8-27.1	TYLER			NO CONSENT REQUIRED
WV	BACHELOR	BAKER, JUNE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT EXECUTED ON OR ABOUT SEPTEMBER 2, 2016	9/13/2016	3-12-14	RITCHIE			NO CONSENT REQUIRED
WV	MIDDLBEOURNE 3LP	RYMER, JOSEPH R.,JR	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	9/19/2016	6-8-34	TYLER			NO CONSENT REQUIRED
WV	CANTON/WEST UNION CS	SMITH, DAVID & DEBRA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE CS	9/21/2016	8-3-18.2	DODDRIDGE			NO CONSENT REQUIRED
WV	BACHELOR LP	LLOYD, ANDREW Et Al	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	9/16/2016	3-18-3	RITCHIE			NO CONSENT REQUIRED

WV	MIDDLBEOURNE 3LP	JUDGE, DAVID W.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT DATED JANUARY 26, 2016	9/24/2016	6-8-27	TYLER			NO CONSENT REQUIRED
WV	MIDDLBEOURNE 3LP	MONROE, EDNA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT DATED AUGUST 12, 2016	9/19/2016	1-7-12.1 1-7-12.2	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 HP	WALLACE, CHARLA M.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	10/5/2016	6-4-24	TYLER			NO CONSENT REQUIRED
WV	MIDDLBEOURNE 3LP	SINE, JAMES L. AND SINE, KATHY J.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A SURFACE FACILITY	9/17/2016	6-8-30	TYLER			NO CONSENT REQUIRED
WV	BACHELOR LP	WALNUT INVESTMENT CO.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR A PERMANENT EASEMENT AGREEMENT	9/15/2016	3-13-14 3-13-15	RITCHIE			NO CONSENT REQUIRED
WV	WATER IMPOUNDMETennant,	Leslie	AW, LLC	Water Impoundment	9/9/2016	Lincoln District 12-52	Tyler	NA	NA	NA
OH	Water Facility Agreement, Memo of Water Treatment Facility	Wells, Walter H. & Trudy R.	AW	Water Facility Agreement	9/1/2016	34-0021303.000 34-0021311.00	Noble	NA	NA	Yes
OH	Water Facility Agreement, Memo of Water Treatment Facility	Wells, Walter H. & Trudy R.	AW	Water Facility Agreement	9/1/2016	34-0021303.000	Noble	NA	NA	Yes
WV	OHIO TO ANNIE SLIP REPAIR	BARTLETT, LINDSEY	ANTERO WATER LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	7/14/2016	37-4-8-8	PLEASANTS	N/A	N/A	NO CONSENT REQUIRED
WV	OHIO TO ANNIE SLIP REPAIR	BUTLER, ROBERT ET UX	ANTERO WATER LLC	TEMPORARY WORKSPACE AND ROAD ACCESS EASEMENT	8/9/2016	37-7-6-103	PLEASANTS	N/A	N/A	NO CONSENT REQUIRED
WV	MIDDLEBOURNE WATER	FERGUSON, ROGER	ANTERO WATER LLC	OPTION AGREEMENT AND RIGHT OF WAY AGREEMENT	8/11/2016	48-1-4-10.2	TYLER	PENDING	PENDING	NO CONSENT REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTR UMENT	CONSENT TO ASSIGN
WV	MIDDLEBOURNE WATER	MONROE, EDNA	ANTERO WATER LLC	SURFACE FACILITY EASEMENT AGREEMENT	8/12/2016	48-1-8-1 48-1-8-5 48-1-8-6.2	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE WATER	HEINTZMAN, PATRICIA	ANTERO WATER LLC	SURFACE FACILITY EASEMENT AGREEMENT	8/12/2016	48-1-11-16.1 48-1-11-22	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE WATER	HEINTZMAN, PATRICIA	ANTERO WATER LLC	TEMPORARY WAREYARD AGREEMENT	8/12/2016	48-1-11-16.1 48-1-11-22	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	WHITEHAIR	NICHOLSON, RICHARD ET AL	ANTERO WATER LLC	OPTION AND SURFACE FACILITY EASEMENT AGREEMENT	8/15/2016	9-6-12-33	DODDRIDGE	N/A	N/A	NO CONSENT REQUIRED
WV	MIDDLEBOURNE WATER	GRAFF, FRANCES JOANNE	ANTERO WATER LLC	OPTION AND PERMANENT EASEMENT AGREEMENT	8/15/2016	48-1-4-15	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE WATER	WEESE, RONALD ET AL	ANTERO WATER LLC	SURFACE FACILITY EASEMENT AGREEMENT	8/16/2016	48-1-4-9.2	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE WATER	PERKINS OIL AND GAS, INC.	ANTERO WATER LLC	SURFACE FACILITY EASEMENT AGREEMENT	8/16/2016	43-3-4-10	RITCHIE	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE WATER	SLIDER, JAMES ET UX	ANTERO WATER LLC	SURFACE FACILITY EASEMENT AGREEMENT	8/16/2016	48-1-4-10.7	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE WATER	WEESE, ROGER	ANTERO WATER LLC	SURFACE FACILITY EASEMENT AGREEMENT	8/26/2016	48-1-4-4	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	OHIO TO ANNIE SLIP REPAIR	MEES, SARAH	ANTERO WATER LLC	TEMPORARY ROAD ACCESS EASEMENT AGREEMENT	9/2/2016	37-7-6-70	PLEASANTS	N/A	N/A	NO CONSENT REQUIRED
WV	MIDDLEBOURNE WATER	SCOTT, ROGER	ANTERO WATER LLC	TEMPORARY WORKSPACE AND ROAD ACCESS EASEMENT	9/14/2016	43-3-9-19	TYLER	N/A	N/A	NO CONSENT REQUIRED
WV	OHIO TO ANNIE SLIP REPAIR	BUTLER, ROBERT ET UX	ANTERO WATER LLC	TEMPORARY WORKSPACE AND ROAD ACCESS EASEMENT	9/15/2016	37-7-6-103	PLEASANTS	N/A	N/A	NO CONSENT REQUIRED
WV	MIDDLEBOURNE WATER	MCCRAY, JOSEPH	ANTERO WATER LLC	SURFACE FACILITY EASEMENT AGREEMENT	9/20/2016	48-1-11-11.1	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE WATER	BEEM, DAVID ET AL	ANTERO WATER LLC	SURFACE FACILITY EASEMENT AGREEMENT	9/23/2016	48-1-11-4	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV		Morris, Ike: Mike Ross, Inc.	Antero Resources Corp.	Water Treatment Facility Agreement	7/30/2016	7-285-16	HARRISON	N/A	N/A	NO CONSENT REQUIRED

STATE	Project	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	Parcel Tax ID	COUNTY	RECORDING DATE	BK/PG/INSTRUM ENT	CONSENT TO ASSIGN
WV	BLACK FOREST	EVERLY, LORIE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANET ROAD ACCESS	9/30/2016	3-12-17.1 3-12-32	RITCHIE			NO CONSENT REQUIRED
WV	CANTON/WEST UNION CS	SUTTON, JEREMY W. & AMANDA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE CS	9/30/2016	6-1-7.1	DODDRIDGE			NO CONSENT REQUIRED
OH	MADISON	LANDEFELD FAMILY FARM LLC	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION TO AGREEMENT FOR A METER STATION EXCUTED ON OR ABOUT OCTOBER 1, 2015	9/30/2016	12-019008.0000	MONROE			NO CONSENT REQUIRED
OH	MADISON	EDWARDS, GLORIA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/30/2016	12-014014	MONROE	PENDING	PENDING	NO CONSENT REQUIRED
WV	MCKIM LP	HAMILTON, RONALD	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT DATED AUGUST 15, 2016	9/30/2016	6-11-22	TYLER			NO CONSENT REQUIRED
WV	TERRY SNIDER	STARKEY, JOHN	ANTERO MIDSTREAM LLC	OCO O OO AND PERMANENT EASEMENT AGREEMENT EXECUTED MAY 17, 2016 AS MODIFIED ON JUNE 14, 2016	9/30/2016	6-13-42	TYLER			NO CONSENT REQUIRED
WV	CANTON/WEST UNION CS	LAYTON, JOHN & JENNIFER	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	10/4/2016	8-13-18.4	DODDRIDGE			NO CONSENT REQUIRED
OH	WEHR	TRACY, KEVIN D. & KARLA M.	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	10/4/2016	01-0021201.0000	NOBLE			NO CONSENT REQUIRED
OH	MADISON	PIATT, THOMAS T. & RHONDA J.	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED ON OR ABOUT JULY 21, 2015 AND MODIFIED OCTOBER 22, 2015	10/5/2016	12-014012.0000 12-014013.0000 12-014002.0000 12-009005.0000 12-009010.0000	MONROE			NO CONSENT REQUIRED
WV	MCKIM LP	RITCHIE PETROLEUM CORP	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/6/2016	6-13-40	TYLER	2/24/2017	555-815 #1167733	NO CONSENT REQUIRED

WV	MCKIM LP	SNIDER, TERRY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANET ROAD ACCESS	10/6/2016	6-13-19 6-13-20	TYLER			NO CONSENT REQUIRED
WV	MIDDLBEBOURNE 3 HP	SNIDER, TERRY	ANTERO MIDSTREAM LLC	MODIFICATION OF SURFACE FACILITY EASEMENT AGREEMENT DATED APRIL 28, 2016	10/6/2016	6-1-17 6-11-21	TYLER			NO CONSENT REQUIRED
OH	NIKKI	POWELL, DONALD & LORA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASMENT AGREEMENT	10/6/2016	12-008014.0000	MONROE			NO CONSENT REQUIRED
WV	HEASTER BWL	STEWART, DAVID & DIANNA	ANTERO MIDSTREAM LLC	PERMANET ROAD ACCESS	10/12/2016	1-3-9 1-3-10	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	MADISON	LAREW, ROSCOE & HELEN	ANTERO MIDSTREAM LLC	TEMPORARY ACCCESS ROAD AGREEMENT	10/13/2016	12-008012.0000	MONROE			NO CONSENT REQUIRED
OH	TROYER	BYLER, REUBEN & MARY ANN	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD EASEMENT	10/14/2016	01-0021283.000 01-0021283.001	NOBLE			NO CONSENT REQUIRED
OH	ALBERT LP	HOTHEM FAMILY PROPERTIES	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/15/2016	12-007002.0000 12-007003.0000 12-008006.0000	MONROE	PENDING	PENDING	NO CONSENT REQUIRED
WV	YVONNE TO MIDDLE	STRICKLING, JOHN PAUL Et Al	ANTERO MIDSTREAM LLC	PEMANENT EASE,EMT AGREEMENT WITH VALVE SITE	10/15/2016	8-4-28 8-4-36	DODDRIDGE	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3LP	HAYES, RODNEY LEE	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	10/17/2016	6-8-14	TYLER			NO CONSENT REQUIRED
WV	YVONNE TO MIDDLE	HOOPER, JOHNNY B.	ANTERO MIDSTREAM LLC	OCO O OO AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED ON OR ABOUT OCTOBER 17, 2016	10/17/2016	8-4-27	DODDRIDGE			NO CONSENT REQUIRED
OH	TROYER	BODDY, DONALD & BARBARA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ROAD ACCESS	10/18/2016	01-0021283.002	NOBLE			NO CONSENT REQUIRED
WV	MCKIM LP	HAMILTON, RONALD	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	10/19/2016	6-11-22	TYLER			NO CONSENT REQUIRED

WV	MCKIM LP	SHEPHERD, JARRET W. & CRISSY A.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT	10/19/2016	6-11-19	TYLER			NO CONSENT REQUIRED
			ANTERO	TEMPORARY ACCESS ROAD						NO CONSENT
WV	MIDDLEBOURNE BWL	SCOTT, ROGER & DONNA	MIDSTREAM LLC	EASEMENT	10/19/2016	3-9-19	RITCHIE			REQUIRED
			ANTERO	PERMANENT EASEMENT						NO CONSENT
OH	MADISON	PAULUS, VIVIAN	MIDSTREAM LLC	AGREEMENT	10/20/2016	12-019005.0000	MONROE	PENDING	PENDING	REQUIRED
			ANTERO	OPTION AGREEMENT FOR						NO CONSENT
WV	MCKIM LP	SNIDER, TERRY	MIDSTREAM LLC	PERMANENT ROAD ACCESS	10/20/2016	6-13-20	TYLER			REQUIRED
			ANTERO	TEMPORARY WAREYARD AND						NO CONSENT
WV	MCKIM LP	SNIDER, TERRY	MIDSTREAM LLC	ACCESS ROAD	10/20/2016	6-13-20	TYLER			REQUIRED
			ANTERO							NO CONSENT
WV	WEST END CONNECTOR	WYCKOFF, GEORGE SCOTT	MIDSTREAM LLC	PERMANENT ACCESS ROAD	10/20/2016	8-12-13.1	DODDRIDGE	PENDING	PENDING	REQUIRED
PERMISSION &
			ANTERO	MEMORANDOM OF		22-22004				NO CONSENT
OH	BISHOP	ULRICH, FREDERICK J & HILDA	MIDSTREAM LLC	AGREEMENT	10/21/2016	20-19007	MONROE			REQUIRED
36-21063.000
36-021063.000
			ANTERO			36-051144.000				NO CONSENT
OH	FULLER LP	MUFFETT, MIKE & JANET	MIDSTREAM LLC	WAIVER TIMBER	10/21/2016	36-021076.001	FULLER LP			REQUIRED
			ANTERO	PERMANENT EASEMENT		1-7-2.1			548-66	NO CONSENT
WV	HEASTER BWL	THOMAS, VERA	MIDSTREAM LLC	AGREEMENT	10/21/2016	1-7-1	TYLER	11/9/2016	#1164499	REQUIRED
			ANTERO	PERMANENT EASEMENT		1-7-2.1				NO CONSENT
WV	MIDDLEBOURNE 3LP	THOMAS, VERA	MIDSTREAM LLC	AGREEMENT	10/21/2016	1-7-1	TYLER	PENDING	PENDING	REQUIRED
			ANTERO							NO CONSENT
OH	MADISON	PIATT,THOMAS & RHONDA	MIDSTREAM LLC	TEMPORARY ROAD ACESS	10/22/2016	12-009005.0000	MONROE			REQUIRED
			ANTERO	TEMPORARY ACCESS ROAD						NO CONSENT
WV	MCKIM LP	TINNESZ, CAROLYN	MIDSTREAM LLC	AGREEMENT 1	10/22/2016	6-13-1	TYLER			REQUIRED
			ANTERO	TEMPORARY ACCESS ROAD						NO CONSENT
WV	MCKIM LP	TINNESZ, CAROLYN	MIDSTREAM LLC	AGREEMENT 2	10/22/2016	6-13-1	TYLER			REQUIRED
			ANTERO	TEMPORARY ACCESS ROAD						NO CONSENT
WV	MCKIM LP	TINNESZ, CAROLYN	MIDSTREAM LLC	AGREEMENT 3	10/22/2016	6-13-1	TYLER			REQUIRED
			ANTERO	TEMPORARY WAREYARD						NO CONSENT
WV	MCKIM LP	TINNESZ, CAROLYN	MIDSTREAM LLC	AGREEMENT 1	10/22/2016	6-13-1	TYLER			REQUIRED
			ANTERO	TEMPORARY WAREYARD						NO CONSENT
WV	MCKIM LP	TINNESZ, CAROLYN	MIDSTREAM LLC	AGREEMENT 2	10/22/2016	6-13-1	TYLER			REQUIRED
OPTION AGREEMENT FOR
		RITCHIE PETROLEUM	ANTERO	SURFACE FACILITY						NO CONSENT
WV	TERRY SNIDER	CORPORATION	MIDSTREAM LLC	EASEMENT AGREEMENT	10/24/2016	6-13-40	TYLER			REQUIRED

OPTION AGREEMENT FOR
			ANTERO	SURFACE FACILITY						NO CONSENT
WV	TERRY SNIDER	RITCHIE PETROLEUM CORP	MIDSTREAM LLC	EASEMENT	10/24/2016	6-13-40	TYLER			REQUIRED
OPTION AGREEMENT FOR
		SMERTYCHA, NAN KATHY	ANTERO	PERMANENT EASEMENT						NO CONSENT
WV	HICHMAN	BOND, RANDALL	MIDSTREAM LLC	AGREEMENT	10/25/2016	1-17-7.5	TYLER			REQUIRED
MDIFIATINFPTIN
AGREEMENT AND
PERMANENT EASEMENT
			ANTERO	AGREEMENT EXECUTED ON		8-4-26				NO CONSENT
WV	YVONNE TO MIDDLE	WILLIAMS, LARRY	MIDSTREAM LLC	OR ABOUT JUNE 8, 2014	10/27/2016	8-4-34	DODDRIDGE			REQUIRED
			ANTERO	OPTION AGREEMENT FOR						NO CONSENT
WV	DEETS	WYCKOFF, GEORGE SCOTT	MIDSTREAM LLC	PERMANET EASEMENT	10/28/2016	8-12-13.1	DODDRIDGE			REQUIRED
AGREEMENT AND
PERMANENT EASEMENT
		RAVENSCROFT, WAYNE &	ANTERO	AGREEMENT EXECUTED ON						NO CONSENT
WV	YVONNE TO MIDDLE	EDYTHE	MIDSTREAM LLC	OR ABOUT JUNE 23, 2014	10/28/2016	8-4-21	DODDRIDGE			REQUIRED
			ANTERO	PERMANENT EASEMENT		12-001011				NO CONSENT
OH	OTTO	BURKHART,OTTO & LUELLA	MIDSTREAM LLC	AGREEMENT	10/30/2016	12-006006	MONROE	PENDING	PENDING	REQUIRED
OPTION AGREEMENT AND
	COTTRILL WEST UNION/ MID		ANTERO	PERMANENT EASEMENT		8-4-28				NO CONSENT
WV	CANTON	STRICKLING, JOHN PAUL Et Al	MIDSTREAM LLC	AGREEMENT	10/31/2016	8-4-36	DODDRIDGE			REQUIRED
OPTION FOR WATER
PIPELINE MAINTENANCE
			ANTERO	DRAINAGE FACILITY						NO CONSENT
WV	MIDDLEBOURNE BWL	HEINTZMAN, PATRICIA	MIDSTREAM LLC	EASEMENT	10/31/2016	1-11-22	TYLER			REQUIRED
	SOUTH CANTON		ANTERO	PERMANENT EASEMENT						NO CONSENT
WV	CONNECTOR LP	STRICKLING, JOHN Et Al	MIDSTREAM LLC	AGREEMENT	10/31/2016	8-4-28	DODDRIDGE	PENDING	PENDING	REQUIRED

WV	YVONNE TO MIDDLE	ALEXANDER, MATTHEW W. & LINDA MARIE	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED ON OR ABOUT SEPTEMBER 16, 2014	11/2/2016	8-4-32 8-4-35	DODDRIDGE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE BWL	SCOTT, ROGER & DONNA	ANTERO WATER LLC	DRAINAGE FACILITY	11/3/2016	3-9-19	RITCHIE			NO CONSENT REQUIRED
WV	CANTON/ WEST UNION CS	SMITH, NICHOLAS D & DEBRA	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE A COMPRESSOR SITE	11/4/2016	8-7-16	DODDRIDGE			NO CONSENT REQUIRED
OH	CATHODIC PROJECT	BLAKNEY, MATTHEW	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	11/4/2016	31-0021276.000	NOBLE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE BWL	LANDRUM, EDDY	ANTERO WATER LLC	DRAINAGE FACILITY	11/4/2016	3-14-5	RITCHIE			NO CONSENT REQUIRED
WV	HICHMAN	HADLEY, LARRY & CHARITY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	11/5/2016	1-17-9	TYLER			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3 & 5 CS	FERRELL, GLENN AUSTIN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE PROPERTY	11/5/2016	2-20-102	TYLER			NO CONSENT REQUIRED
WV	YVONNE TO MIDDLE	STRICKLING, JAMES	ANTERO MIDSTREAM LLC	OCO O OO AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED ON OR ABOUT OCTOBER 15,2016	11/7/2016	8-4-28 8-4-36	DODDRIDGE			NO CONSENT REQUIRED
WV	GESEK	GESEK, ALBIN & CAROL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/10/2016	10-20-9 10-20-12	RITCHIE	PENDING	PENDING	NO CONSENT REQUIRED
OH	TROYER	MILLER, JOHNNY AND NANCY	ANTERO MIDSTREAM LLC	OCO O OO AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED ON OR ABOUT JANUARY 12,2016	11/11/2016	23-21107 23-21108	NOBLE			NO CONSENT REQUIRED
WV	YVONNE TO MIDDLE	SAVORY, THOMAS & JANET	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/12/2016	8-5-1	DODDRIDGE	PENDING	PENDING	NO CONSENT REQUIRED
OH	LORADITCH	WECKBACHER, KEVIN	ANTERO MIDSTREAM LLC	GENERAL PROPERTY DAMAGE AND RELEASE	11/14/2016	20-015001.000	MONROE			NO CONSENT REQUIRED

OH	OTTO	ROBB, IVA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED ON OR ABOUT FEBRUARY 1, 2016	11/14/2016	12-006015	MONROE			NO CONSENT REQUIRED
OH	EVELYN HP	BRIAR BUSCH FARMS, LLC	ANTERO MIDSTREAM LLC	OPTION AGREEMENTAND PERMANENT EASEMENT AGREEMENT	11/15/2016	06-006002.0000 06-005004.0000	MONROE			NO CONSENT REQUIRED
OH	NIKKI	POWELL, DONALD & LORA	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD EASEMENT AND SURFACE FACILITY	11/15/2016	12-008014	MONROE	PENDING	PENDING	NO CONSENT REQUIRED
WV	NORTH CANTON CS	WIGAL, THEODORE & KAREN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	11/15/2016	8-4-13	DODDRIDGE			NO CONSENT REQUIRED
OH	PIGGING PROJECT	WILLIAMS, LEONARD & DONNA	ANTERO WATER LLC	TEMPORARY ACCESS ROAD AGREEMENT	11/16/2016	12-008004	MONROE			NO CONSENT REQUIRED
WV	CANTON/ WEST UNION CS	BONNELL, WILLIAM W	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE A COMPRESSOR SITE	11/17/2016	8-7-31	DODDRIDGE			NO CONSENT REQUIRED
OH	NIKKI	MILHOAN, ANTHONY S. & KIMBERLY	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	11/17/2016	12-015016.0000 12-015003.0000	MONROE			NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3LP	INGRAM, DALE Et Al	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED ON OR ABOUT APRIL 22, 2016	11/19/2016	1-7-8.2 1-7-9.1 1-7-9.2	TYLER			NO CONSENT REQUIRED
OH	NIKKI	WEISS, JASON D.	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	11/20/2016	12-015024.0000	MONROE			NO CONSENT REQUIRED
OH	OTTO TO INTERCHANGE	PIATT, THOMAS & RHONDA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED ON OR ABOUT OCTOBER 27, 2015	11/20/2016	12-008009 12-009006	MONROE			NO CONSENT REQUIRED
WV	SOUTH CANTON CONNECTOR LP	STRICKLING, JOHN Et Al	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	11/21/2016	8-4-28	DODDRIDGE	PENDING	PENDING	NO CONSENT REQUIRED

WV	WEST END CONNECTOR JUMPER	POWELL, D & M	ANTERO MIDSTREAM LLC	OCO O OO AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED ON OR ABOUT JUNE 27, 2016	11/21/2016	3-19-31	DODDRIDGE			NO CONSENT REQUIRED
WV	YVONNE TO MIDDLE	STICKLING, JOHN Et AL	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT EXECUTED ON OR ABOUT OCTOBER 15, 2016	11/21/2016	8-4-28 8-4-36	DODDRIDGE			NO CONSENT REQUIRED
WV	HEASTER BWL	STEWART, DAVID & DIANNA	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED ON OR ABOUT FEBRUARY 12, 2016 AND AS MODIFIED ON SEPTEMBER 13,2016	11/23/2016	1-3-8 1-3-9 1-3-10 1-3-11	TYLER			NO CONSENT REQUIRED
WV	HEASTER BWL	UNDERWOOD, RAYMOND WILLIAMS, DAVID Et Al	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT BWL	11/23/2016	1-4-2.1	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOUNRE 3 LP	UNDERWOOD, RAYMOND Et Al	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	11/23/2016	1-4-12	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	MIDDLEBOURNE 3LP	UNDERWOOD, RAYMOND WILLIAMS, DAVID Et Al	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/23/2016	1-4-12	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	PIGGING PROJECT	HAMILTON, KENNETH JR.	ANTERO WATER LLC	P PERMANENT ACCESS ROAD EASEMENT	11/23/2016	3-5-4.3	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	PIGGING PROJECT	MOORE, BRENDA	ANTERO WATER LLC	SURFACE FACILITY EASEMENT	11/29/2016	5-20-13.1	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
WV	PIGGING PROJECT	SPIKER, SUE ANN	ANTERO WATER LLC	SURFACE FACILITY EASEMENT AGREEMENT	11/30/2016	6-3-1	DODDRIDGE			NO CONSENT REQUIRED
WV	SOUTH CANTON CONNECTOR LP	GIDO, SUSAN HAUGHT, JOSEPH & CAROLYN, TRUSTEES POST, MARY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	11/30/2016	8-4-6	DODDRIDGE	PENDING	PENDING	NO CONSENT REQUIRED
WV	BACHELOR lP	BAKER, BETTY	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	12/1/2016	3-18-2	RITCHIE	PENDING	PENDING	NO CONSENT REQUIRED

WV	PIGGING PROJECT	MARIN, GAETAN & MARY EDWINA	ANTERO WATER LLC	SURFACE FACILITY EASEMENT AGREEMENT	12/1/2016	3-9-35	DODDRIDGE			NO CONSENT REQUIRED
OH	CHRISTMAN LP	KILBURN, DONALD & MARY	ANTERO MIDSTREAM LLC	AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED ON OR ABOUT AUGUST 6,2016 AND AS MODIFIED ON AUGUST 29, 2016	12/2/2016	12-012006 12-012007 22-006001 22-005003	MONROE			NO CONSENT REQUIRED
OH	MADISON	STEPHENS, DELMAS B., JR	ANTERO MIDSTREAM LLC	OCO O OO AGREEMENT AND PERMANENT EASEMENT AGREEMENT EXECUTED ON OR ABOUT AUGUST 31, 2016	12/2/2016	12-008005.0000	MONROE			NO CONSENT REQUIRED
OH	OTTO	STEPEN, DALLAS AND RENNY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12/7/2016	12-006001.000 12-007010.000	MONROE	PENDING	PENDING	NO CONSENT REQUIRED
WV	YVONNE TO MIDDLE	UNDERWOOD, PHILLIP COOPER, PATRICIA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/7/2016	8-4-30	DODDRIDGE			NO CONSENT REQUIRED
WV	PLANT SEARCH	JARRETT, PETER D.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE AGREEMENT	12/13/2016	1-12-2	TYLER			NO CONSENT REQUIRED
WV	MADISON	LANDEFELD FAMILY FARM	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	12/14/2016	12-019008.0000	MONROE			NO CONSENT REQUIRED
WV	HEASTER BWL	STEWART, DAVID & DIANNA	ANTERO WATER LLC	SURFACE FACILITY EASEMENT	12/16/2016	1-3-9 1-3-10 1-3-11	TYLER	PENDING	PENDING	NO CONSENT REQUIRED
OH	EVELN	HUPP, ALBERT F.,TRUSTEE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR SURFACE FACILITY EASEMENT AGREEMENT	12/18/2016	07-006007.0000 07-001003.0000	MONROE			NO CONSENT REQUIRED
OH	DRY FORK CS	DAWSON, JAMES	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE COMPRESSOR SITE	12/19/2016	37-00459	BELMONT			NO CONSENT REQUIRED

WV	GESEK LP	IRELAND, LYNWOOD & KAREN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	12/20/2016	-- 10-20-2.1 10-20-2.2 10-20-2.3 10-20-2.4 10-20-2.5 10-20-16.1	RITCHIE	1/12/2017	350-562 #201700000411	NO CONSENT REQUIRED
OH	MADISON	EDWARDS, CHARLES & GLORIA	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AND PERMANENT EASEMENT AGREEMENT EXCUTED ON OR ABOUT OCTOBER 31,2016	12/21/2016	12-014014	MONROE			NO CONSENT REQUIRED
OH	PIGGING PROJECT	EDWARDS, GLORIA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE COMPRESSOR SITE	12/21/2016	12-014014	MONROE			NO CONSENT REQUIRED
WV	PLANT SEARCH	PYLES, ROBERT A	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE PLANT SITE	12/21/2016	10-13-1	TYLER			NO CONSENT REQUIRED
WV	PIGGING PROJECT	FOSTER, YVONNE	ANTERO MIDSTREAM LLC	SURFACE FACILITY AGREEMENT	12/26/2016	3-5-3	DODDRIDGE	PENDING	PENDING	NO CONSENT REQUIRED
OH	EILEEN	GALLAGHER, LARRY & JUDY	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	12/28/2016	22-012013.0000	NOBLE			NO CONSENT REQUIRED
WV	PLANT SEARCH	WYKE, ALAN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE PROPERTY	12/28/2016	2-6-40	TYLER			NO CONSENT REQUIRED
WV	PLANT SEARCH	HEINTZMAN, DENNIS R. & CLISTA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE PROPERTY	12/28/2016	2-6-36 2-6-49	TYLER			NO CONSENT REQUIRED
WV	PLANT SEARCH	HEINTZMAN, DENNIS R. & CLISTA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE COMPRESSOR SITE	12/28/2016	2-6-36 2-6-49	TYLER			NO CONSENT REQUIRED
WV	PLANT SEARCH	WYKE, ALAN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT TO PURCHASE COMPRESSOR SITE	12/28/2016	2-6-40	TYLER			NO CONSENT REQUIRED
WV	PIGGING PROJECT	JORDAN, STANLEY & LOREEN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR SURFACE FACILITY AGREEMENT	12/29/2016	3-5-8	DODDRIDGE	PENDING	PENDING	NO CONSENT REQUIRED
OH	NIKKI	KAISER, TIMOTHY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT AND PERMANENT EASEMENT AGREEMENT	6 MONTH OPTION	04-005006.0000	MONROE	PENDING	PENDING	90 DAY WRITTEN CONSENT REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	Parcel Tax ID	COUNTY	Check #	RECORDING DATE	BK_PG_INSTRUMENT	CONSENT TO ASSIGN
WV	McKim	Shepherd, Jason F.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	1/5/2017	48-6-13-24	Tyler	105606	3/23/2017	559_278_1168811	NO CONSENT REQUIRED
WV	McKim	Shepherd, Jason F.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	1/5/2017	48-6-13-24	Tyler	105607	3/23/2017	559_287_1168812	NO CONSENT REQUIRED
WV	Middlebourne 3 & 5 CS	Moore, Troy A.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE A COMPRESSOR	1/6/2017	48-2-26-26.4	Tyler	105604			NO CONSENT REQUIRED
OH	Fuller LP	Gregg, Jane E.	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD / WORKSPACE AGREEMENT	1/6/2017	36-21037	Noble	105540			NO CONSENT REQUIRED
WV	Middlebourne 3 & 5 CS	Moore, Larry et al	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE A COMPRESSOR	1/9/2017	48-2-13-8	Tyler	105654			NO CONSENT REQUIRED
WV	Bachelor LP	Baker, June	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	1/10/2017	43-3-12-14	Ritchie		3/14/2017	351_586_201700004761	NO CONSENT REQUIRED
OH	Troyer	Miller, Johnny W. & Nancy W.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	1/12/2017	23-21107 23-21108	Noble			PENDING	NO CONSENT REQUIRED
OH	Troyer	Miller, Johnny W. & Nancy W.	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT ACCESS ROAD AGREEMENT	1/12/2017	23-21107 23-21108	Noble	32254		PENDING	NO CONSENT REQUIRED
WV	WEC Loop	Donaldson, Thomas Earl et ux	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/12/2017	9-8-3-15.2	Doddridge	105730			NO CONSENT REQUIRED
WV	WEC Loop	Troyer, Jonathan E. Troyer, Laura M (h/w)	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/16/2017	9-8-3-15	Doddridge	105798 105799			NO CONSENT REQUIRED
WV	Middlebourne 3 & 5 CS	Ferrell, Elizabeth	ANTERO MIDSTREAM LLC	NUISANCE RELEASE	1/18/2017	48-2-20-102	Tyler	106068			NO CONSENT REQUIRED
WV	South Canton Connector	Farr, P Douglas II	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/18/2017	9-1-7-5	Doddridge	105667			NO CONSENT REQUIRED
WV	South Canton Connector	Farr, P Douglas II	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE A COMPRESSOR	1/18/2017	9-1-7-5	Doddridge	105668			NO CONSENT REQUIRED
WV	WEC Loop	Wiseman, Doris F.	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/19/2017	9-8-3-16	Doddridge	105669			NO CONSENT REQUIRED
WV	Heaster BWL	Underwood, Raymond Williams, David et al	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD AGREEMENT	1/19/2017	48-1-4-12	Tyler	103604	3/13/2017	557_725_1168240	NO CONSENT REQUIRED
WV	WEC Loop	Cottrill, Timothy Edward & Cottrill, Erma Jane ( H & W)	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/20/2017	9-8-13-15	Doddridge	105793			NO CONSENT REQUIRED

WV	Cofor	Lambert, George D., et ux	ANTERO MIDSTREAM LLC	GENERAL PROPERTY DAMAGE AND RELEASE	1/21/2017	1-7-4 1-7-17 1-7-18 1-7-18.1	Doddridge	10485		NO CONSENT REQUIRED
WV	Dawson	Bowyer, David E.	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	1/21/2017	48-1-12-26 48-1-12-3.1 48-1-12-9	Tyler	105803	PENDING	NO CONSENT REQUIRED
WV	South Canton Connector	Lambert, George D.	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/21/2017	9-1-4-33	Doddridge	105794		NO CONSENT REQUIRED
WV	South Canton Connector	Lambert, George D., et ux	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/21/2017	9-1-7-4	Doddridge	105737		NO CONSENT REQUIRED
WV	Black Forest LP	Bachelor, Marion Ray et al	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/24/2017	43-3-12-13				NO CONSENT REQUIRED
WV	WEC Loop	Stanley, William J.	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/24/2017	48-1-18-10	Tyler	105795		NO CONSENT REQUIRED
WV	Heaster BWL	Stewart, David L., et ux	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	1/24/2017	48-1-3-9 48-1-3-10 48-1-3-11	Tyler	103585		NO CONSENT REQUIRED
WV	WEC Loop	B C Farms Investments L L C	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/25/2017	9-8-3-13.1	Doddridge	106067		NO CONSENT REQUIRED
WV	Wick CS	WSD Properties LLC	ANTERO MIDSTREAM LLC	ADDITIONAL LIMITED EASEMENT TO CLEAR TIMBER	1/26/2017	48-6-8-31 48-6-8-31.1 48-6-8-32	Tyler	102035		NO CONSENT REQUIRED
WV	WEC Loop	Costilow, Earnest & Mildred	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/26/2017	9-8-13-4	Doddridge	105796		NO CONSENT REQUIRED

WV	Mulvay to Hichman	Hickman, Karl K.	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/26/2017	43-3-15-3	Ritchie	105888	NO CONSENT REQUIRED
WV	WEC Loop	Montgomery, Jon M.	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/26/2017	48-1-18-20	Tyler	105901	NO CONSENT REQUIRED
WV	WEC Loop	COSTILOW, BILL ET UX	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/26/2017	9-8-13-4.6	Doddridge	106069	NO CONSENT REQUIRED
WV	Mulvay to Hichman	Griffith, Sherry et al	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/27/2017	43-3-15-11	Ritchie	105797	NO CONSENT REQUIRED
WV	WEC Loop	Stinespring, Victor Goff et al	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/28/2017	9-1-2-1 9-1-2-1.1	Doddridge	106271	NO CONSENT REQUIRED
WV	WEC Loop	Robinson, Lawson William Jr et ux	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/28/2017	9-1-2-2	Doddridge	2938	NO CONSENT REQUIRED
WV	WEC Loop	Prock, Thomas R.	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/28/2017	9-8-3-6	Doddridge	105894	NO CONSENT REQUIRED
OH	Madison CS	Kidd, Alice	ANTERO MIDSTREAM LLC	OPTION TO LEASE A COMPRESSOR SITE	1/28/2017	37-00411.0000	Belmont	105882	NO CONSENT REQUIRED
WV	WEC Loop	Pritt, Ernie Ray	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/29/2017	9-8-13-21	Doddridge	105881	NO CONSENT REQUIRED
WV	WEC Loop	Eline, Corey A. & Angela J	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	1/31/2017	48-5-23-6	Tyler	106185	NO CONSENT REQUIRED
WV	Middlebourne 3 LP	Darnell, David Ladmore Associates Inc	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	2/1/2017	48-1-7-7.2	Tyler	105938	NO CONSENT REQUIRED
WV	South Canton Connector LP	Ash, Jack G., et al	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	2/2/2017	9-1-4-23 9-1-4-41	Doddridge	106101	NO CONSENT REQUIRED
WV	WEC Loop	Randolph, Vernon L.	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	2/2/2017	9-8-13-9 9-8-13-10	Doddridge	106071	NO CONSENT REQUIRED
WV	WEC Loop	Ballenger, Ruby C.	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	2/2/2017	9-8-16-5 9-8-16-6 9-8-17-2 9-8-17-2.1	Doddridge	105946	NO CONSENT REQUIRED

WV	WEC Loop	James, Lonnie C.	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	2/2/2017	9-1-2-5	Doddridge	105900			NO CONSENT REQUIRED
WV	Canton West Union CS	Northwest Hardwoods, Inc	ANTERO MIDSTREAM LLC	TIMBER AGREEMENT BUY OUT	2/2/2017	9-8-3-24 9-8-3-21 9-8-3-12	Doddridge	105865	3/2/2017	59_412_269855	NO CONSENT REQUIRED
OH	Andes to Fuller SWL	Bergman, William Gregory and Joan Brown	ANTERO WATER LLC	TEMPORARY ABOVE GROUND WATERLINE	2/2/2017	36-21223	Noble	103542			NO CONSENT REQUIRED
WV	WEC Loop	Costilow, Earnest & Mildred	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	2/3/2017	9-8-13-4	Doddridge				NO CONSENT REQUIRED
WV	WEC Loop	Race, Frank W. Jr. & Donna K., h/w	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	2/3/2017	9-8-13-18	Doddridge	105905			NO CONSENT REQUIRED
WV	WEC Loop	Jaroski, Edward et ux	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	2/3/2017	9-8-3-13	Doddridge	106163			NO CONSENT REQUIRED
WV	WEC Loop	Mushinsky, James R. & Tricia, h/w	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	2/4/2017	48-1-20-6 48-1-20-6.2	Tyler	105902			NO CONSENT REQUIRED
WV	WEC Loop	Furby, Gary R	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	2/4/2017	9-1-2-2.1	Doddridge	106335			NO CONSENT REQUIRED
WV	WEC Loop	Law, Ronald L.	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	2/4/2017	9-6-2-1	Doddridge	105878			NO CONSENT REQUIRED
WV	Mulvay to Hichman	Griffith, Sherry et al	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD / WORKSPACE AGREEMENT	2/5/2017	43-3-15-11	Ritchie	106153			NO CONSENT REQUIRED
WV	Middlebourne 3 HP	Sine, James & Sine, Kathy	ANTERO MIDSTREAM LLC	MISC- BAT MITIGATION RELEASE	2/6/2017	48-6-8-29 48-6-8-30	Tyler				NO CONSENT REQUIRED
WV	South Canton Connector	Ostroff, Joel & Bonnie, h/w	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	2/6/2017	9-8-6-6 9-8-7-5	Doddridge	105895			NO CONSENT REQUIRED
WV	WEC Loop	Gore, George R.	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	2/6/2017	9-3-19-30	Doddridge	106103			NO CONSENT REQUIRED

WV	WEC Loop	Bland, Robert et ux (LE) Paesano, Lisa et ux	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	2/6/2017	9-6-2-2	Doddridge	106055			NO CONSENT REQUIRED
				OPTION FOR PERMANENT EASEMENT
WV	WEC Loop	Wasmer, Sean et al	ANTERO MIDSTREAM LLC	AGREEMENT	2/6/2017	9-8-1-17	Doddridge	106059			NO CONSENT REQUIRED
				OPTION FOR PERMANENT EASEMENT
WV	WEC Loop	Wasmer, Rodney L.	ANTERO MIDSTREAM LLC	AGREEMENT	2/6/2017	9-8-13-16.5	Doddridge	106075			NO CONSENT REQUIRED
WV	Middlebourne 3 HP	Forester, Robert et ux	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	2/6/2017	48-6-8-26	Tyler	105987	3/23/2017	559_265_1168809	NO CONSENT REQUIRED
		Ingram, Dale E				48-1-7-8.2
		(aka Dale Eugene Ingram)				48-1-7-9.1
WV	Middlebourne 3 LP	Ingram, Sarah V	ANTERO MIDSTREAM LLC	MISC- BAT MITIGATION RELEASE	2/7/2017	48-1-7-9.2	Tyler				NO CONSENT REQUIRED
		Ingram, Dale E
		(aka Dale Eugene Ingram)
WV	Middlebourne 3 LP	Ingram, Sarah V	ANTERO MIDSTREAM LLC	MISC- BAT MITIGATION RELEASE	2/7/2017	48-1-7-9.2	Tyler				NO CONSENT REQUIRED
WV	Middlebourne 3 LP	Hayes, Rodney Lee	ANTERO MIDSTREAM LLC	MISC- BAT MITIGATION RELEASE	2/7/2017	48-6-8-14	Tyler				NO CONSENT REQUIRED
				OPTION FOR PERMANENT EASEMENT
WV	Mulvay to Hichman	Garner, Edward	ANTERO MIDSTREAM LLC	AGREEMENT	2/7/2017	48-1-20-21	Tyler	106349			NO CONSENT REQUIRED
				OPTION FOR PERMANENT EASEMENT
WV	Mulvay to Hichman	Garner, Edward et al	ANTERO MIDSTREAM LLC	AGREEMENT	2/7/2017	48-1-20-26	Tyler	106162			NO CONSENT REQUIRED
WV	Canton West Union CS	Donaldson, Thomas Earl et ux	ANTERO MIDSTREAM LLC	MISC- AUDIO RECEIVER PERMISSION	2/8/2017	9-8-3-15.2	Doddridge				NO CONSENT REQUIRED
WV	Gesek LP	Kirsch, Jack Wayne Il	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	2/8/2017	43-10-20-1	Ritchie	106057	3/8/2017	351_458_201700004427	NO CONSENT REQUIRED
				OPTION FOR PERMANENT EASEMENT				106072
WV	WEC Loop	Friend, James M., et al	ANTERO MIDSTREAM LLC	AGREEMENT	2/9/2017	9-8-1-6	Doddridge	106073			NO CONSENT REQUIRED

OH	Madison CS	Paulus, Vivian	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	2/9/2017	12-019005	Monroe	106064	3/8/2017	353_140_201700093160	NO CONSENT REQUIRED
						9-1-4-13
				ADDITIONAL PIPELINE IN EASEMENT		9-1-4-11
WV	South Canton LP	Chipps, Eugene V, II	ANTERO MIDSTREAM LLC	PURCHASE	2/10/2017	9-1-4-14	Doddridge	106606			NO CONSENT REQUIRED
				MODIFICATION OF OPTION AGREEMENT		9-3-19-31
WV	WEC Loop	D & M Powell, LLC.	ANTERO MIDSTREAM LLC	AND PERMANENT EASEMENT	2/10/2017	9-3-19-31.2	Doddridge			PENDING	NO CONSENT REQUIRED
				OPTION FOR PERMANENT EASEMENT
WV	South Canton Connector LP	Chipps, Eugene V, II	ANTERO MIDSTREAM LLC	AGREEMENT	2/10/2017	9-1-4-13	Doddridge	106102			NO CONSENT REQUIRED
						---
						9-8-6-4
						9-8-6-5
				OPTION FOR PERMANENT EASEMENT		9-8-7-6
WV	WEC Loop	McConnell, Martha A.	ANTERO MIDSTREAM LLC	AGREEMENT	2/10/2017	9-1-4-	Doddridge	106085			NO CONSENT REQUIRED
				OPTION FOR PERMANENT EASEMENT
WV	WEC Loop	D & M Powell, LLC.	ANTERO MIDSTREAM LLC	AGREEMENT	2/10/2017	9-3-19-31	Doddridge	106161	4/10/2017	385-175-272156	NO CONSENT REQUIRED
				OPTION FOR TEMPORARY WAREYARD /		9-3-19-31
WV	WEC Loop	D & M Powell, LLC.	ANTERO MIDSTREAM LLC	WORKSPACE AGREEMENT	2/10/2017	9-3-19-31.2	Doddridge	106160			NO CONSENT REQUIRED
				OPTION FOR PERMANENT EASEMENT
WV	Mulvay to Hichman	Mulvay Edwin D.	ANTERO MIDSTREAM LLC	AGREEMENT	2/14/2017	43-3-15-10	Ritchie	106156			NO CONSENT REQUIRED
						9-1-4-19
						9-1-4-37
				OPTION FOR PERMANENT EASEMENT		9-1-4-37.1		106507
WV	South Canton Connector LP	Davis, Jonathan L., (LE), et al	ANTERO MIDSTREAM LLC	AGREEMENT	2/14/2017	9-1-4-35	Doddridge				NO CONSENT REQUIRED

		Malloy, James Patrick (deceased)
		Malloy, Judith Ann
WV	Communication Tower	Malloy, Renee Lynn	ANTERO MIDSTREAM LLC	OPTION FOR TOWER SITE	2/14/2017	48-5-19-10	Tyler	152799	NO CONSENT REQUIRED
WV	Middlebourne 3 & 5 CS	Neswald, Burt, Sr.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE A COMPRESSOR	2/14/2017	43-3-4-31.1	Ritchie	106181	NO CONSENT REQUIRED
WV	Middlebourne 3 & 5 CS	Charity Gas, Inc	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE A COMPRESSOR	2/14/2017	48-2-10-3	Tyler	106169	NO CONSENT REQUIRED
		Malloy, James Patrick (deceased)
		Malloy, Judith Ann						152799
WV	Communication Tower	Malloy, Renee Lynn	ANTERO MIDSTREAM LLC	TOWER SITE OPTION	2/14/2017	48-5-19-10	Tyler	152840	NO CONSENT REQUIRED

MODIFICATION OF OPTION AGREEMENT

WVWEC LoopRobinson, Lawson William Jr et uxANTERO MIDSTREAM LLC AND PERMANENT EASEMENT2/16/20179-1-2-2DoddridgeNO CONSENT REQUIRED

WV	WEC Loop	Steele, Phyllis Marie et al	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	2/16/2017	9-8-3-7	Doddridge	106187			NO CONSENT REQUIRED
WV	Gesek LP	Ireland, Lynwood K. & Karen L.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	2/16/2017	43-10-20-2	Ritchie	106152	3/8/2017	351_453_201700004425	NO CONSENT REQUIRED
WV	South Canton LP	Strickling, John Paul, et al	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT - WIDTH	2/18/2017	9-8-4-28 9-8-4-36	Doddridge	106592	3/23/2017	380_345_271094	NO CONSENT REQUIRED
WV	WEC Loop	Strickling, John Paul, et al	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT - WIDTH	2/18/2017	9-8-4-28 9-8-4-36	Doddridge	106523			NO CONSENT REQUIRED
WV	South Canton Connector LP	Strickling, John Paul, et al	ANTERO MIDSTREAM LLC	OPTION FOR TEMPORARY ACCESS ROAD AGREEMENT	2/18/2017	9-8-4-36	Doddridge	106158			NO CONSENT REQUIRED
WV	WEC Loop	Troyer, Jonathan E. Troyer, Laura M (h/w)	ANTERO MIDSTREAM LLC	OPTION FOR TEMPORARY WAREYARD / WORKSPACE AGREEMENT	2/18/2017	9-8-3-15	Doddridge	106356			NO CONSENT REQUIRED
WV	South Canton LP	Strickling, John Paul, et al	ANTERO MIDSTREAM LLC	OPTION FOR TEMPORARY WAREYARD / WORKSPACE AGREEMENT and TEMPORARY ACCESS ROAD AGREEMENT	2/18/2017	9-8-4-28	Doddridge	106173			NO CONSENT REQUIRED
WV	Mulvay to Hichman	Ashcraft, Eric et ux	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	2/19/2017	43-3-15-6	Ritchie	106191			NO CONSENT REQUIRED
WV	Canton West Union CS	Gido, Susan Haught, Joseph & Carolyn, Trustees Post, Mary	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	2/20/2017	9-8-4-6	Doddridge		3/23/2017	380_297_271074	NO CONSENT REQUIRED
WV	WEC Loop	Walker, Sharon E. et al	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT - WIDTH	2/20/2017	9-8-12-4	Doddridge	20206		PENDING	NO CONSENT REQUIRED
WV	Middlebourne 3 LP	Underwood, Raymond Williams, David et al	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	2/20/2017	48-1-4-12	Tyler	106344	3/23/2017	559_310_1168816	NO CONSENT REQUIRED
WV	WEC Loop	Dotson, Donald & Christina (fmly Mark Smith)	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	2/21/2017	9-8-12-70	Doddridge	106189	3/23/2017	380_342_271091	NO CONSENT REQUIRED
WV	WEC Loop	Dotson, Donald & Christina (fmly Mark Smith)	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	2/21/2017	9-8-12-70	Doddridge	106188			NO CONSENT REQUIRED
OH	Richard Lee LP	Christman, David et ux	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	2/21/2017	12-012012	Monroe	106345			NO CONSENT REQUIRED
WV	South Canton Connector LP	Davis, Jonathan L., (LE), et al	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	2/22/2017	9-1-4-19 9-1-4-37 9-1-4-37.2 9-1-4-38	Doddridge				NO CONSENT REQUIRED
WV	WEC Loop	Britton, Eric W. & Michele D., h/w	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT - WIDTH	2/22/2017	9-8-12-69	Doddridge	11879	3/23/2017	380_404_271137	NO CONSENT REQUIRED
WV	WEC Loop	Troyer, Jonathan E. Troyer, Laura M (h/w)	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT ACCESS ROAD AGREEMENT	2/22/2017	9-8-3-15	Doddridge	106355			NO CONSENT REQUIRED

WV	WEC Loop	Britton, Eric W. & Michele D., h/w	ANTERO MIDSTREAM LLC	OPTION FOR TEMPORARY ACCESS ROAD AGREEMENT	2/22/2017	9-8-12-69	Doddridge	30106		NO CONSENT REQUIRED
WV	WEC Loop	Shepherd, Michael	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT - WIDTH	2/23/2017	9-1-4-10 9-1-4-11.1 9-1-4-14.1 9-1-4-1.3 9-1-3-11	Doddridge	20322	PENDING	NO CONSENT REQUIRED
WV	WEC Loop	Holtz, Frank Jr. and Doris E. h/w	ANTERO MIDSTREAM LLC	OPTION FOR MODIFICATION OF PERMANENT EASEMENT - WIDTH	2/23/2017	9-8-12-2	Doddridge			NO CONSENT REQUIRED
WV	South Canton LP	Shepherd, Michael	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT ACCESS ROAD AGREEMENT	2/23/2017	9-1-4-1.3 9-1-4-10	Doddridge	106422		NO CONSENT REQUIRED
WV	WEC Loop	Holtz, Frank Jr. and Doris E. h/w	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	2/23/2017	9-8-12-2	Doddridge	106332		NO CONSENT REQUIRED
WV	South Canton LP	Shepherd, Michael	ANTERO MIDSTREAM LLC	OPTION FOR TEMPORARY WAREYARD / WORKSPACE AGREEMENT	2/23/2017	9-1-4-11.1 9-1-4-14.1	Doddridge	21726		NO CONSENT REQUIRED

WV	WEC Loop	Shepherd, Michael	ANTERO MIDSTREAM LLC	OPTION FOR TEMPORARY WAREYARD / WORKSPACE AGREEMENT	2/23/2017	1-3-2 1-3-2 1-3-2.1 1-3-2.2 1-4-1.5	Doddridge	30086		NO CONSENT REQUIRED
WV	WEC Loop	Shepherd, Michael	ANTERO MIDSTREAM LLC	OPTION FOR TEMPORARY WAREYARD / WORKSPACE AGREEMENT	2/23/2017	9-1-4-10	Doddridge	31322		NO CONSENT REQUIRED
WV	South Canton LP	Shepherd, James E. II	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD / WORKSPACE AGREEMENT	2/23/2017	9-1-4-1.2	Doddridge	106509		NO CONSENT REQUIRED
WV	WEC Loop	Big D Enterprises, LLC	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT - WIDTH	2/24/2017	9-8-12-80 9-8-13-16 9-8-13-14 9-8-12-79	Doddridge	21289	PENDING	NO CONSENT REQUIRED
WV	WEC Loop	Big D Enterprises, LLC	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT ACCESS ROAD AGREEMENT	2/24/2017	9-8-13-16	Doddridge	106328		NO CONSENT REQUIRED
WV	WEC Loop	Big D Enterprises, LLC	ANTERO MIDSTREAM LLC	OPTION FOR TEMPORARY WAREYARD / WORKSPACE AGREEMENT	2/24/2017	9-8-13-16	Doddridge	30353		NO CONSENT REQUIRED
WV	Mountain 5 CS Search	Lasater, James	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE A COMPRESSOR SITE	2/24/2017	43-3-4-19 43-3-4-30.1	Ritchie			NO CONSENT REQUIRED
WV	Bachelor to Walnut West	Baker, June	ANTERO WATER LLC	TEMPORARY ABOVE GROUND WATERLINE	2/24/2017	43-3-12-14	Ritchie	103779		NO CONSENT REQUIRED
WV	Bachelor LP	Baker, Rocklin et ux	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	2/25/2017	43-3-18-8.5	Ritchie	106260		NO CONSENT REQUIRED
WV	WEC Loop	Spencer Enterprises, LLC (aka Spencer, Ronald B)	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT - WIDTH	2/27/2017	9-8-12-59 9-8-12-68 9-8-8-40 9-8-34-3	Doddridge	20210	PENDING	NO CONSENT REQUIRED
WV	WEC Loop	Williams, Larry J	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT - WIDTH	2/27/2017	9-8-7-10 9-8-4-34 9-8-4-37.1	Doddridge	20199	PENDING	NO CONSENT REQUIRED
WV	WEC Loop	Chipps, Eugene V, II	ANTERO MIDSTREAM LLC	OPTION FOR MODIFICATION OF PERMANENT EASEMENT - WIDTH	2/27/2017	9-1-4-11 9-1-4-13 9-1-4-14	Doddridge	21459		NO CONSENT REQUIRED
WV	WEC Loop	Williams, Larry J	ANTERO MIDSTREAM LLC	OPTION FOR TEMPORARY WAREYARD / WORKSPACE AGREEMENT	2/27/2017	9-8-7-10	Doddridge	10625		NO CONSENT REQUIRED

WV	Bachelor to Walnut West	Baker, Dencil et ux	ANTERO WATER LLC	TEMPORARY ABOVE GROUND WATERLINE	2/27/2017	43-3-12-18.2	Ritchie	103778			NO CONSENT REQUIRED
WV	Middlebourne 4 CS	Lancaster, Kenneth &Brenda	ANTERO MIDSTREAM LLC	NUISANCE RELEASE	2/28/2017	48-2-20-104	Tyler	106334			NO CONSENT REQUIRED
WV	Bachelor LP	Baker, Rollin et ux	ANTERO MIDSTREAM LLC	OPTION FOR TEMPORARY ACCESS ROAD AGREEMENT	2/28/2017	43-3-18-8	Ritchie	106261			NO CONSENT REQUIRED
WV	WEC Loop	Lowery, Eva Robison	ANTERO MIDSTREAM LLC	OPTION FOR TEMPORARY WAREYARD / WORKSPACE AGREEMENT	2/28/2017	9-8-12-6	Doddridge	21439			NO CONSENT REQUIRED
WV	WEC Loop	Bland, James (LE), et al (Hass)	ANTERO MIDSTREAM LLC	OPTION FOR TEMPORARY WAREYARD / WORKSPACE AGREEMENT	3/1/2017	9-3-13-15.2	Doddridge	106336			NO CONSENT REQUIRED
WV	Moore-Revival SWL	Moore, Dwight E. et ux	ANTERO WATER LLC	TEMPORARY ABOVE GROUND WATERLINE	3/1/2017	9-3-13-17	Doddridge	103775	3/23/2017	380_366_271118	NO CONSENT REQUIRED
WV	WEC Loop	Davis, Tensil D. (LE)	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT - WIDTH	3/2/2017	9-8-8-45	Doddridge	21186	1/21/2015	347_281_219662	NO CONSENT REQUIRED
WV	Bachelor to Walnut West	Baker, Leroy et al	ANTERO WATER LLC	TEMPORARY ABOVE GROUND WATERLINE	3/2/2017	43-3-12-18.1	Ritchie	103807			NO CONSENT REQUIRED
WV	Yvonne to Middle	Alexander, Matthew W., et al	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	3/3/2017	9-8-4-32 9-8-4-35	Doddridge		3/23/2017	380_387_271128	NO CONSENT REQUIRED
WV	Yvonne to Middle	Foster, Yvonne	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	3/3/2017	9-8-4-5	Doddridge		3/23/2017	380_370_271121	NO CONSENT REQUIRED
WV	WEC Loop	LeBel, Leonce A. & Jackie D., H/W	ANTERO MIDSTREAM LLC	MODIFICATION OF PERMANENT EASEMENT - WIDTH	3/3/2017	9-8-12-61	Doddridge	21145	12/22/2014	346_474_218073	NO CONSENT REQUIRED

WV	Mulvay to Hichman	Foley, Richard C.	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	3/3/2017	48-1-20-2	Tyler	106351			NO CONSENT REQUIRED
				OPTION FOR PERMANENT EASEMENT
WV	WEC Loop	McCutchan, Ralph et ux	ANTERO MIDSTREAM LLC	AGREEMENT	3/3/2017	48-1-18-11	Tyler	106352			NO CONSENT REQUIRED
				OPTION FOR PERMANENT EASEMENT
WV	Yvonne to Middle	Alexander, Matthew W., et al	ANTERO MIDSTREAM LLC	AGREEMENT	3/3/2017	9-8-4-34.4	Doddridge	103805			NO CONSENT REQUIRED
				OPTION FOR TEMPORARY WAREYARD /
				WORKSPACE AGREEMENT and TEMPORARY		9-3-16-15
WV	WEC Loop	Leatherman, Delbert E., et al	ANTERO MIDSTREAM LLC	ACCESS ROAD AGREEMENT	3/3/2017	9-3-19-12	Doddridge	106433			NO CONSENT REQUIRED
						9-8-4-32
WV	Alexander to Strickling LP	Alexander, Matthew W., et al	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/3/2017	9-8-4-35	Doddridge	106531	3/23/2017	380_387_271128	NO CONSENT REQUIRED
WV	Alexander to Strickling LP	Alexander, Matthew W., et al	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/3/2017	9-8-4-34.4	Doddridge	106532	3/23/2017	380_378_271124	NO CONSENT REQUIRED
WV	Alexander to Strickling LP	Alexander, Matthew W., et al	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/3/2017	9-8-4-34.4	Doddridge	106532	3/23/2017	380_378_271124	NO CONSENT REQUIRED
						9-8-4-32
WV	Yvonne to Middle	Alexander, Matthew W., et al	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/3/2017	9-8-4-35	Doddridge	21033	3/23/2017	380_387_271128	NO CONSENT REQUIRED
WV	Bachelor LP	Melott, Kimberly & Edward	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD AGREEMENT	3/5/2017	43-3-18-8.1	Ritchie	106274	3/14/2017	351_632_201700004779	NO CONSENT REQUIRED
				MODIFICATION OF PERMANENT
WV	WEC Loop	Calhoun, Jackson H. (LE)	ANTERO MIDSTREAM LLC	EASEMENT - WIDTH	3/6/2017	9-8-8-31	Doddridge	20471	1/21/2015	347_476_219703	NO CONSENT REQUIRED
WV	Communication Tower	Hammett Land & Minerals LLC	ANTERO MIDSTREAM LLC	TOWER SITE OPTION	3/6/2017	9-3-5-25	Doddridge	153527			NO CONSENT REQUIRED
						48-6-13-5
		Der, Gary Michael				48-3-3-1
WV	Communication Tower	Der, Mary Kathryn		TOWER SITE OPTION	3/6/2017	48-3-3-1.1	Tyler	152490			NO CONSENT REQUIRED

OH	Nikki	Morris, David O et al	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD AGREEMENT	3/7/2017	12-015004.0000	Monroe	106430		PENDING	NO CONSENT REQUIRED
		Fowler, Eleanor Elaine, Trustee et al		OPTION FOR PERMANENT EASEMENT
WV	Mulvay to Hichman		ANTERO MIDSTREAM LLC	AGREEMENT	3/8/2017	48-1-17-8	Tyler	106440			NO CONSENT REQUIRED
WV	Middlebourne 4 CS	Wise, Michael D.	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE A COMPRESSOR	3/8/2017	48-10-10-7	Tyler	106350			NO CONSENT REQUIRED
				OPTION TO PURCHASE A
WV	Mountain 5 CS Search	Hadley, Larry F & Charity	ANTERO MIDSTREAM LLC	COMPRESSOR SITE	3/8/2017	48-1-17-9	Tyler	106410			NO CONSENT REQUIRED
						12-015026.0000
OH	Nikki	Weiss, Daniel A., et ux	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	3/8/2017	12-015017.0000	Monroe	105940	3/23/2017	353_247_201700093174	NO CONSENT REQUIRED
						---
						48-1-17-7.1
						48-1-17-7.2
				GENERAL PROPERTY DAMAGE AND		48-1-17-7.3
WV	Mulvay to Hichman	Scott, Roger Lee & Donna Jean	ANTERO MIDSTREAM LLC	RELEASE	3/9/2017	48-1-17-7.4	Tyler	106338			NO CONSENT REQUIRED
WV	Annie to Monroe	Scott, Roger Lee & Donna Jean	ANTERO WATER LLC	GENERAL PROPERTY DAMAGE AND	3/9/2017	43-3-9-19	Ritchie	106180			NO CONSENT REQUIRED

				OPTION FOR TEMPORARY ABOVE GROUND		01-0021283.003
OH	Ervin to Troyer SWL	Pankratz, Stirling et al	ANTERO WATER LLC	WATERLINE	3/9/2017	01-0021283.004	Noble	103857			NO CONSENT REQUIRED
				MODIFICATION OF PERMANENT
WV	WEC Loop	Wyckoff, George M. & Sandra A.	ANTERO MIDSTREAM LLC	EASEMENT - WIDTH	3/10/2017	9-8-12-17	Doddridge	106423		PENDING	NO CONSENT REQUIRED
				MODIFICATION OF PERMANENT
WV	WEC Loop	Sponaugle, David E. & Amy Jo, h/w	ANTERO MIDSTREAM LLC	EASEMENT - WIDTH	3/10/2017	9-8-8-49	Doddridge	20463	1/21/2015	347_423_219693	NO CONSENT REQUIRED
				MODIFICATION OF PERMANENT
WV	WEC Loop	Wyckoff, George S.	ANTERO MIDSTREAM LLC	EASEMENT - WIDTH	3/10/2017	8-12-13.1	Doddridge	106425		PENDING	NO CONSENT REQUIRED
				MODIFICATION OF PERMANENT
WV	WEC Loop	Hayhurst, Eli W. and Jeffrey A.	ANTERO MIDSTREAM LLC	EASEMENT - WIDTH	3/10/2017	9-1-4-22.2	Doddridge	20734	1/21/2015	347_485_219704	NO CONSENT REQUIRED
		Haymond, Daniel, Trustee				43-3-4-5
		of Zarick Haymond Irrev Trust et al				43-3-3-7
WV	Pipeyard Search		ANTERO MIDSTREAM LLC	OPTION FOR GROUND LEASE	3/10/2017	43-3-4-9	Ritchie	106674			NO CONSENT REQUIRED
				OPTION FOR TEMPORARY WAREYARD /		9-3-19-31
WV	WEC Loop	D & M Powell, LLC.	ANTERO MIDSTREAM LLC	WORKSPACE AGREEMENT	3/10/2017	9-3-19-31.2	Doddridge	106160	4/10/2017	385_178_272158	NO CONSENT REQUIRED
				OPTION FOR TEMPORARY ABOVE GROUND		01-21290
OH	Ervin to Yoder SWL	Yoder, Dale	ANTERO WATER LLC	WATERLINE	3/10/2017	01-21291	Noble	103899			NO CONSENT REQUIRED

WV	Middlebourne 3 & 5 CS	Shuman, Roger	ANTERO MIDSTREAM LLC	GENERAL PROPERTY DAMAGE AND RELEASE	3/11/2017	48-2-20-103 48-2-20-104 48-2-20-104.1	Tyler	106441			NO CONSENT REQUIRED
WV	Middlebourne 3 & 5 CS	Billiter, Earl	ANTERO MIDSTREAM LLC	NUISANCE RELEASE	3/11/2017	48-2-20-104	Tyler	106443			NO CONSENT REQUIRED
WV	Middlebourne 3 & 5 CS	Helmick, Larry et ux	ANTERO MIDSTREAM LLC	NUISANCE RELEASE	3/11/2017	48-2-20-83	Tyler	106432			NO CONSENT REQUIRED
				TEMPORARY WAREYARD / WORKSPACE
WV	Dotson Holland	PHILLIPS, ROBERT EDWARD	ANTERO MIDSTREAM LLC	AGREEMENT	3/11/2017	9-1-12-7	Doddridge	100821			NO CONSENT REQUIRED
		Landefeld Family Farm LLC
OH	Madison LP	fka Landefeld, David Sr et al	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD AGREEMENT	3/12/2017	12-019003.0000	Monroe	106429		PENDING	NO CONSENT REQUIRED
WV	Middlebourne 3 & 5 CS	Henderson, Terrell	ANTERO MIDSTREAM LLC	GENERAL PROPERTY DAMAGE AND	3/13/2017	48-2-20-102.1	Tyler	106442			NO CONSENT REQUIRED
						48-2-20-103
						48-2-20-104
WV	Middlebourne 3 & 5 CS	Blake, Patricia	ANTERO MIDSTREAM LLC	NUISANCE RELEASE	3/13/2017	48-2-20-104.1	Tyler	106503			NO CONSENT REQUIRED
						48-2-20-105.1
WV	Middlebourne 3 & 5 CS	Fiber, Terry Lee	ANTERO MIDSTREAM LLC	NUISANCE RELEASE	3/13/2017	48-2-20-105.2	Tyler	106501			NO CONSENT REQUIRED
				OPTION FOR TEMPORARY ACCESS ROAD
WV	WEC Loop	Kelley, Steven W. & Vicky Lynn	ANTERO MIDSTREAM LLC	AGREEMENT	3/15/2017	9-1-3-10.1	Doddridge	106502			NO CONSENT REQUIRED
WV	Tamela to Meredith	Hunter, David M. & Jane K, h/w	ANTERO MIDSTREAM LLC	ADDIITONAL PIPELINE	3/16/2017	48-1-20-6.1	Tyler	106625			NO CONSENT REQUIRED
		Bradley, Ronald M.		OPTION FOR PERMANENT EASEMENT
WV	Mulvay to Hichman		ANTERO MIDSTREAM LLC	AGREEMENT	3/16/2017	48-1-20-21.1	Tyler	106445			NO CONSENT REQUIRED
WV	Pipeyard Search	Ash, James	ANTERO MIDSTREAM LLC	OPTION FOR GROUND LEASE	3/17/2017	48-1-4-20	Tyler	106508			NO CONSENT REQUIRED
				MEMORANDUM OF OPTION AGREEMENT
WV	WEC Loop	Law, Ronald L.	ANTERO MIDSTREAM LLC	AND PERMANENT EASEMENT	3/18/2017	9-6-2-1	Doddridge		4/10/2017	385_172_272153	NO CONSENT REQUIRED

WV	Middlebourne 4 CS	Christophel, Crystal	ANTERO MIDSTREAM LLC	NUISANCE RELEASE	3/18/2017	48-2-20-104		106616	NO CONSENT REQUIRED
WV	WEC Loop	Law, Ronald L.	ANTERO MIDSTREAM LLC	OPTION FOR SURFACE FACILITY EASEMENT	3/18/2017	9-6-2-1	Doddridge	106516	NO CONSENT REQUIRED
		Dotson, Donald & Christina		OPTION FOR TEMPORARY ACCESS ROAD
WV	WEC Loop	(fmly Mark Smith)	ANTERO MIDSTREAM LLC	AGREEMENT	3/19/2017	9-8-12-70	Doddridge	106513	NO CONSENT REQUIRED
				OPTION FOR TEMPORARY WAREYARD /
WV	WEC Loop	Leatherman, Delbert E., et al	ANTERO MIDSTREAM LLC	WORKSPACE AGREEMENT	3/20/2017	9-3-19-12	Doddridge		NO CONSENT REQUIRED
WV	West Mountain CS	Mccullough, Connie	ANTERO MIDSTREAM LLC	MISC- AUDIO RECEIVER PERMISSION	3/21/2017	43-3-13-8.3	Ritchie		NO CONSENT REQUIRED
WV	West Mountain CS	Mccullough, Connie	ANTERO MIDSTREAM LLC	MISC- AUDIO RECEIVER PERMISSION	3/21/2017	43-3-13-8.5	Ritchie		NO CONSENT REQUIRED
		Baker, Dencil et ux
WV	Bachelor LP		ANTERO MIDSTREAM LLC	MISC- BAT MITIGATION RELEASE	3/22/2017	43-3-12-18.2	Ritchie		NO CONSENT REQUIRED
WV	Dawson	Estlack, E. Thomas, et ux	ANTERO MIDSTREAM LLC	MISC- BAT MITIGATION RELEASE	3/22/2017	48-1-8-24.3	Tyler		NO CONSENT REQUIRED
				OPTION FOR PERMANENT ACCESS ROAD
WV	South Canton Connector LP	Farr, P Douglas II	ANTERO MIDSTREAM LLC	AGREEMENT	3/22/2017	9-1-7-5	Doddridge	106517	NO CONSENT REQUIRED

						9-8-6-6
						9-8-6-2.1
				MODIFICATION OF PERMANENT		9-8-6-2.2
WV	WEC Loop	Ostroff, Joel & Bonnie, h/w	ANTERO MIDSTREAM LLC	EASEMENT - WIDTH	3/23/2017	9-8-7-5	Doddridge	21498	NO CONSENT REQUIRED
				OPTION FOR PERMANENT ACCESS ROAD
WV	South Canton Connector LP	Lambert, George D.	ANTERO MIDSTREAM LLC	AGREEMENT	3/23/2017	9-1-4-33	Doddridge	106526	NO CONSENT REQUIRED
				OPTION FOR PERMANENT EASEMENT
WV	WEC Loop	Myer, Jerry et al	ANTERO MIDSTREAM LLC	AGREEMENT	3/23/2017	9-8-1-5	Doddridge	106618	NO CONSENT REQUIRED
WV	South Canton Connector LP	Lambert, George D., et ux	ANTERO MIDSTREAM LLC	OPTION FOR SURFACE FACILITY EASEMENT	3/23/2017	9-1-7-4	Doddridge	106527	NO CONSENT REQUIRED
		Roe, Kathy et al		OPTION FOR TEMPORARY ABOVE GROUND
OH	Ervin to Yoder SWL		ANTERO WATER LLC	WATERLINE	3/24/2017	01-50111	Noble	103974	NO CONSENT REQUIRED
				OPTION FOR PERMANENT EASEMENT		48-1-4-6
WV	Middlebourne 3 LP		ANTERO MIDSTREAM LLC	AGREEMENT	3/25/2017	48-1-4-6.3	Tyler	106602	NO CONSENT REQUIRED

WV	Middlebourne BWL	Beem, David et al	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	3/25/2017	48-1-11-4	Tyler	103859 103861		NO CONSENT REQUIRED
OH	Christman LP	Kilburn, Donald et ux	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	3/27/2017	- 12-012007 22-006011 22-006001 22-005003	Monroe		PENDING	NO CONSENT REQUIRED
WV	South Canton Connector LP	Ash, Jack G., et al	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT AND PERMANENT EASEMENT	3/27/2017	9-1-4-23 9-1-4-41	Doddridge			NO CONSENT REQUIRED
WV	WEC Loop	Hendrickson, Richard and Lisa L. h/w	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	3/27/2017	48-5-23-2	Tyler	106617		NO CONSENT REQUIRED
OH	Christman LP	Kilburn, Blake A.	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD AGREEMENT	3/27/2017	22-005001 12-011005	Monroe	106623		NO CONSENT REQUIRED
WV	Middlebourne 4 CS	Ridgetop Capital I I, L P	ANTERO MIDSTREAM LLC	Memo of Agreement CS	3/28/2017	48-2-21-18 48-2-21-19	Tyler	106628		NO CONSENT REQUIRED
WV	WEC Loop	Gains, Perry et al	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	3/28/2017	9-8-3-11	Doddridge	3016		NO CONSENT REQUIRED
WV	Middlebourne 4 CS	Ridgetop Capital I I, L P	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE A COMPRESSOR SITE	3/28/2017	48-2-21-18 48-2-21-19	Tyler	106628		NO CONSENT REQUIRED
WV	Tamela to Meredith	Cox, Thurman & Connie, h/w	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD / WORKSPACE AGREEMENT	3/28/2017	48-1-20-3	Tyler	106627		NO CONSENT REQUIRED
WV	Dotson Holland Addendum	Pierce, Dale F, et ux	ANTERO MIDSTREAM LLC	GENERAL PROPERTY DAMAGE AND	3/30/2017	9-1-8-39	Doddridge	100863		NO CONSENT REQUIRED
WV	Mulvay to Hichman	Garner, Edward	ANTERO MIDSTREAM LLC	OPTION FOR TEMPORARY ACCESS ROAD AGREEMENT	3/30/2017	48-1-20-21	Tyler	106698		NO CONSENT REQUIRED
WV	WEC Loop	McConnell, Martha A.	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT ACCESS ROAD AGREEMENT	3/31/2017	9-1-4-39	Doddridge	106677		NO CONSENT REQUIRED
WV	WEC Loop	Shepherd, James E. II	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT EASEMENT AGREEMENT	3/31/2017	9-1-4-1.1 9-1-4-1.2	Doddridge	106684		NO CONSENT REQUIRED
WV	WEC Loop	Gaspar, Steve T. & Sharon A., h/w	ANTERO MIDSTREAM LLC	OPTION FOR TEMPORARY ACCESS ROAD AGREEMENT	3/31/2017	9-8-7-29	Doddridge	106685		NO CONSENT REQUIRED
WV	Terry Snider to McKim SWL	Hamilton, Ronald et al	ANTERO WATER LLC	TEMPORARY ABOVE GROUND WATERLINE	3/31/2017	48-6-11-23	Tyler	103936		NO CONSENT REQUIRED

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTRUMENT	CONSENT TO ASSIGN
WV	COMMUNICATIO N TOWER	HAMMETT LAND & MINERALS L L C	ANTERO MIDSTREAM LLC	TOWER SITE OPTION	04/01/17	9-3-5-25	DODDRIDGE			Not Required
WV	WEC LOOP	JAMES, CARLIE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	04/03/17	9-1-4-2	DODDRIDGE			Not required.
WV	SOUTH CANTON LP	STRICKLING, JOHN PAUL, ET AL	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	04/03/17	9-8-4-28 9-8-4-36	DODDRIDGE			Not required.
WV	WEC LOOP	HENDRICKSON, RICHARD AND LISA L. H/W	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	04/03/17	48-5-23-2	TYLER			Not required.
WV	MIDDLEBOURNE 3 LP	RIPLEY, ROBERT RIPLEY-WOLF, VIRGINIA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	04/03/17	48-1-4-6 48-1-4-6.3	TYLER			Not required.
WV	WEC LOOP	MYER, JERRY ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	04/03/17	9-8-1-5	DODDRIDGE			Not required.
WV	SOUTH CANTON LP	SHEPHERD, MICHAEL	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	04/03/17	9-1-4-1.3 9-1-4-10	DODDRIDGE			Not required.
WV	SOUTH CANTON LP	SHEPHERD, MICHAEL	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD	04/03/17	9-1-4-1.3	DODDRIDGE			Not required.
WV	SOUTH CANTON LP	STRICKLING, JOHN PAUL, ET AL	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD AND TEMPORARY ACCESS ROAD	04/03/17	9-8-4-28	DODDRIDGE			Not required.
WV	COMMUNICATIO N TOWER	MALLOY, JAMES PATRICK (DECEASED) MALLOY, JUDITH ANN MALLOY, RENEE LYNN	ANTERO MIDSTREAM LLC	TOWER SITE OPTION	04/03/17	48-5-19-10	TYLER			Not Required
OH	RICHARD LEE	CHRISTMAN, DAVID ET UX	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	04/03/17	12-012012	MONROE	03/09/2017	355_926_2017000937 15	Not required.
WV	TAMELA TO MEREDITH	GLASURE, DAVID W AKA GLASURE, DAVID W SR	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	04/03/17	48-1-17-22	TYLER	04/04/2017	560_77_1169137	Not required.
WV	TAMELA TO MEREDITH	GLASURE, DAVID W AKA GLASURE, DAVID W SR	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	04/03/17	48-1-17-22	TYLER	04/04/2017	560_72_1169136	Not required.
WV	TAMELA TO MEREDITH	MUSHINSKY, JAMES R. & TRICIA, H/W	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	04/03/17	48-1-20-6.2 48-1-20-6.3 48-1-20-6.4	TYLER			Not required.
WV	TAMELA TO MEREDITH	MCDONALD, DAVID SCOTT, MICHAEL (FMLY JOSEPH SHEPHERD	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	04/03/17	48-1-20-7	TYLER	12/28/2016	551_785_1165822	Not required.
WV	TAMELA TO MEREDITH	GLASURE, DAVID W AKA GLASURE, DAVID W SR	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	04/03/17	48-1-17-9.1 48-1-17-22 48-1-20-5.1	TYLER	12/28/2016	551_757_1165818	Not required.
WV	TAMELA TO MEREDITH	JAMES, LONNIE C	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	04/03/17	9-1-2-5	DODDRIDGE	12/22/2016	377_704_265486	Not required.
WV	LYNN CAMP	CAMPBELL, JOSEPH ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	04/03/17	43-3-40-8.2	RITCHIE			Not required.

WV	SOUTH CANTON LP	CHIPPS, EUGENE V, IIN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	04/03/17	9-1-4-13 9-1-4-11 9-1-4-14	DODDRIDGE	01/21/2015	347 259 219657	Not required.
WV	SOUTH CANTON LP	STRICKLING, JOHN PAUL, ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	04/03/17	9-8-4-28 9-8-4-36	DODDRIDGE	03/23/2017	380_345_271094	Not required.
WV	MEREDITH LP	MEREDITH, ROY ALFRED	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	04/03/17	48-1-17-2	TYLER			Not required.
WV	BACHELOR TO WALNUT WEST SWL	BAKER, BETTY	ANTERO WATER LLC	TEMPORARY SURFACE WATERLINE	04/04/17	43-3-18-2	RITCHIE			Not required.
WV	BACHELOR TO WALNUT WEST SWL	BAKER, BETTY	ANTERO WATER LLC	TEMPORARY SURFACE WATERLINE	04/04/17	43-3-18-2	RITCHIE			Not required.
WV	MIDDLEBOURNE 5 CS	DONALD MACNAUGHTAN JR. TRUSTEE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	04/05/17	48-2-15-22	TYLER	05/04/2017	564/689 #1170484	Not required.
OH	ERVIN TO YODER SWL	PICKENPAUGH, QUINTELLA & PATRICIA MORRIS	ANTERO WATER LLC	OPTION TO PURCHACE TEMPORARY SURFACE WATERLINE	04/05/17	01-21344	NOBLE			Not required.
OH	CHRISTMAN LP	KILBURN, BLAKE A	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	04/05/17	22-005001 12-011005	MONROE			Not required.
WV	BACHELOR TO WALNUT WEST SWL	BAKER, DENCIL ET UX	ANTERO WATER LLC	TEMPORARY SURFACE WATERLINE	04/05/17	43-3-12-18.2	RITCHIE			Not required.
OH	YODER LP	STEPHEN, LANNY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	04/06/17	01-0021332.001 01-0021333 01-0021334 01-0050123	NOBLE			Not required.
OH	ERVIN TO YODER SWL	STEPHEN, LANNY	ANTERO WATER LLC	OPTION AGREEMENT FOR SURFACE WATERLINE	04/06/17	01-0021332.001 01-0021333 01-0021334 01-0050123	NOBLE			Not required.
WV	TERRY SNIDER TO MCKIM SWL	HAMILTON, RONALD ET AL	ANTERO WATER LLC	TEMPORARY SURFACE WATERLINE	04/06/17	48-6-11-23	TYLER			Not required.
WV	MIDDLEBOURNE 4 CS	RIDGETOP CAPITAL I I, L P	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	04/06/17	48-2-21-18 48-2-21-19	TYLER	04/11/2017	562 243 1169417	Not required.
WV	TERRY SNIDER TO MCKIM SWL	HAMILTON, DALE JR	ANTERO WATER LLC	TEMPORARY SURFACE WATERLINE	04/06/17	48-6-11-23.1	TYLER			Not required.
WV	TERRY SNIDER TO MCKIM SWL	TINNESZ, CAROLYN	ANTERO MIDSTREAM LLC	TEMPORARY SURFACE WATERLINE	04/06/17	48-6-13-1	TYLER			Not required.
WV	TAMELA TO MEREDITH	HUNTER, DAVID M. & JANE K, H/W	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	04/06/17	48-1-20-6.1	TYLER	1/20/2017	551_766_1165819	Not required.
WV	MIDDLEBOURNE TO DAWSON SWL	TALLMAN, TIMOTHY	ANTERO WATER LLC	TEMPORARY SURFACE WATERLINE	04/06/17	48-1-12-29 48-1-8-12	TYLER			Not required.
WV	MIDDLEBOURNE TO DAWSON SWL	SPENCER, KARLA RUTH SPENCER, DENNIS	ANTERO WATER LLC	TEMPORARY SURFACE WATERLINE	04/06/17	48-1-12-9.1 48-1-12-9.3 48-1-12-9.4 48-1-12-9.5	TYLER			Not required.
WV	MIDDLEBOURNE TO DAWSON SWL	ADKINS, MARY ELLEN, ET AL	ANTERO WATER LLC	TEMPORARY SURFACE WATERLINE	04/06/17	48-1-8-7.1	TYLER			Not required.

WV	WEC LOOP	JOHNSON, CHAD	ANTERO MIDSTREAM LLC	MODIFICATION OF WIDTH	04/07/17	9-8-12-14	DODDRIDGE			Not required.
WV	WEC LOOP	MCCUTCHAN, RALPH ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	04/07/17	48-1-18-1 48-1-18-11.1	TYLER			Not required.
WV	WEC LOOP	JOHNSON, CHAD	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	04/07/17	9-8-12-14	DODDRIDGE			Not required.
OH	ERVIN TO YODER SWL	ROE, KATHY ET AL	ANTERO WATER LLC	OPTION TO PURCHACE TEMPORARY SURFACE WATERLINE	04/07/17	01-50111	NOBLE			Not required.
WV	PIPEYARD SEARCH	HAYMOND, DANIEL, TRUSTEE OF ZARICK HAYMOND IRREV TRUST ET AL	ANTERO MIDSTREAM LLC	OPTION FOR GROUND LEASE	04/07/17	43-3-4-5 43-3-3-7 43-3-4-9	RITCHIE			Not required.
WV	MIDDLEBOURNE TO DAWSON SWL	ESTLACK, E. THOMAS, ET UX	ANTERO WATER LLC	TEMPORARY SURFACE WATERLINE	04/07/17	48-1-8-24.3	TYLER	7/11/2016	538_777_1160593	Not required.
WV	MIDDLEBOURNE TO DAWSON SWL	BOWYER, DAVID E	ANTERO WATER LLC	TEMPORARY SURFACE WATERLINE	04/07/17	48-1-12-26 48-1-12-3.1	TYLER			Not required.
WV	WEC LOOP	BALLENGER, RUBY C	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS ROAD	04/10/17	9-8-16-5 9-8-15-6 9-8-17-2 9-8-17-2.1	DODDRIDGE			Not required.
OH	PRE APPROVED TASK	BIEDENBACH, STEPHEN BIEDENBACH, JEFFREY	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	04/10/17	20-015016.0000	MONROE			Not required.
WV	WEC LOOP	RACE, FRANK W. JR. & DONNA K., H/W	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	04/11/17	9-8-13-18	DODDRIDGE			Not required.
WV	WEC LOOP	GASPAR, STEVE T. & SHARON A., H/W	ANTERO MIDSTREAM LLC	OPTION FOR MODIFICATION OF WIDTH	04/11/17	9-8-7-29	DODDRIDGE	01/21/2015	347_290_219664	Not required.
WV	WEC LOOP	MCCONNELL, MARTHA A	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ROAD	04/11/17	9-1-4-39	DODDRIDGE			Not required.
OH	PRE APPROVED TASK	HANSON, NATHAN	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	04/11/17	06-011018 06-011019 06-011020	MONROE			Not required.
WV	WEC LOOP	WASMER, SEAN ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF WIDTH	04/12/17	9-8-13-17	DODDRIDGE	02/22/2017	379 347 269249	Not required.
WV	WEC LOOP	WASMER, SEAN ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	04/12/17	9-8-13-17	DODDRIDGE			Not required.
WV	WEC LOOP	WASMER, RODNEY L	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	04/12/17	9-8-13-16.5	DODDRIDGE			Not required.
WV	OHIO TO ANNIE SLIP	MCCULLOUGH, TED A. ET AL	ANTERO WATER LLC	TEMPORARY ACCESS ROAD	04/12/17	43-3-8-1.3 43-3-8-1	RITCHIE			Not required.
WV	BACHELOR TO WALNUT WEST SWL	BAKER, LEROY ET AL	ANTERO WATER LLC	TEMPORARY SURFACE WATERLINE	04/12/17	43-3-12-18.1	RITCHIE			Not required.
WV	BACHELOR TO WALNUT WEST SWL	BAKER, JUNE	ANTERO WATER LLC	TEMPORARY SURFACE WATERLINE	04/12/17	43-3-12-14	RITCHIE			Not required.
OH	PRE APPROVED TASK	HANSON, BEVERLY	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	04/12/17	06-011001	MONROE			Not required.

WV	BACHELOR TO WALNUT WEST SWL	WALNUT INVESTMENT COMPANY	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	04/12/17	48-3-13-14	RITCHIE			Not required.
WV	MULVAY TO HICHMAN	GARNER, EDWARD	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS	04/13/17		TYLER			Not required.
WV	WEC LOOP	LEATHERMAN, DELBERT E., ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY WAREYARD	04/13/17	9-3-19-12	DODDRIDGE			Not required.
WV	WEC LOOP	OSTROFF, JOEL & BONNIE, H/W	ANTERO MIDSTREAM LLC	MODIFICATION OF WIDTH	04/14/17	9-8-6-6 9-8-6-2.1 9-8-6-2.2 9-8-7-5	DODDRIDGE			Not required.
WV	MIDDLEBOURNE 5 CS	MILLER, HARVEY ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	04/17/17	48-2-16-16	TYLER	06/01/2017	567 190 1171541	Not required.
WV	PRE APPROVED TASK	CHILDREN'S TRUST	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	04/18/17	9-5-17-13	DODDRIDGE			Not required.
WV	PRE APPROVED TASK	CHILDREN'S TRUST	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	04/18/17	9-5-17-13	DODDRIDGE			Not Required
WV	CHERWELL/PRE- APPROVED TASK	COFFMAN, CHRISTOPHER L	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS	04/18/17	9-5-11-16	DODDRIDGE			Not required.
WV	WEC LOOP	OSTROFF, JOEL & BONNIE, H/W	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	04/19/17	9-8-6-6 9-8-7-5	DODDRIDGE			Not required.
WV	WEC LOOP	OSTROFF, JOEL & BONNIE, H/W	ANTERO MIDSTREAM LLC	OPTION FOR SURFACE FACILITY AGREEMENT	04/19/17	9-8-6-6 9-8-7-5	DODDRIDGE			Not required.
WV	LYNN CAMP	HALL, RUTH (LE), ET AL	ANTERO MIDSTREAM LLC	EXTENSION OF OPTION FOR PERMANENT EASEMENT AGREEMENT	04/19/17	43-3-36-32 43-3-36-33	RITCHIE			Not required.
WV	SOUTH CANTON LP	OSTROFF, JOEL & BONNIE, H/W	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	04/19/17	9-8-7-5	DODDRIDGE			Not required.
WV	SOUTH CANTON LP	HAYHURST, ELI W. AND JEFFREY A	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	04/20/17	9-1-4-22.2	DODDRIDGE	01/21/2015	347 485 219704	Not required.
WV	SPIKER TO TOMS FORK	MAXWELL, ROBERT G	ANTERO MIDSTREAM LLC	OPTION FOR MODIFICATION OF WIDTH	04/20/17	9-6-3-12 9-6-3-12.1				Not required.
WV	SPIKER TO TOMS FORK	ADRIAN, GEORGE, ET AL	ANTERO MIDSTREAM LLC	OPTION FOR MODIFICATION OF WIDTH	04/20/17	6-3-1.1	DODDRIDGE	07/26/2012	302/140 #164847	Not required.
WV	MIDDLEBOURNE 5 CS	MIDCAP, MARY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	04/21/17	48-2-7-6		05/23/2017	566 472 1171209	Not required.
WV	WEC 30" Residue Line	BALLENGER, RUBY C	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	04/24/17	9-8-16-5 9-8-16-6 9-8-17-2 9-8-17-2.1	DODDRIDGE			Not required.
WV	WEC LOOP	HAYHURST, ELI W. AND JEFFREY A	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	04/24/17	9-1-4-22.2	DODDRIDGE			Not required.
WV	TAMELA TO MEREDITH	COX, THURMAN & CONNIE, H/W	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD	04/24/17	48-1-20-3	TYLER			Not required.
WV	PRE APPROVED TASK	WILLIAMS, LARRY J. ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	04/24/17	9-3-9-18	DODDRIDGE			Not required.

WV	BEE LEWIS TO PRIMM TIE-IN	BEE, LEWIS PAUL	ANTERO MIDSTREAM LLC	OPTION FOR MODIFICATION OF WIDTH	04/24/17	9-8-19-6 9-8-19-1 9-8-19-6	DODDRIDGE	01/11/2013	304/556 #170540 304/556 #170546	Not required.
WV	SPIKER TO TOMS FORK	SPIKER, SUE ANN	ANTERO MIDSTREAM LLC	OPTION FOR MODIFICATION OF WIDTH	04/24/17	9-6-3-1	DODDRIDGE	08/19/2013	311/218 #181743	Not required.
WV	BEE LEWIS TO PRIMM TIE-IN	BEE, LIVINGSTONE S	ANTERO MIDSTREAM LLC	OPTION FOR MODIFICATION OF WIDTH	04/24/17	9-8-14-14 9-1-10-31	DODDRIDGE	01/11/2013	304-529 #170539 304 522 #170538	Not required.
WV	BEE LEWIS TO PRIMM TIE-IN	BEE, LIVINGSTONE S. ET AL	ANTERO MIDSTREAM LLC	OPTION FOR MODIFICATION OF WIDTH	04/24/17	9-1-10-39	DODDRIDGE	01/11/2013	304-564 #170548	Not required.
WV	WEC LOOP	BALLENGER, RUBY C	ANTERO MIDSTREAM LLC	OPTION FOR SURFACE FACILITY AGREEMENT	04/25/17	9-8-16-5 9-8-16-6 9-8-17-2 9-8-17-2.1	DODDRIDGE			Not required.
WV	LYNN CAMP	RICHARDS, TERRY LEE RICHARDS, STELLA	ANTERO MIDSTREAM LLC	EXTENSION OF OPTION FOR PERMANENT EASEMENT AGREEMENT	04/25/17	43-3-36-30 43-3-40-5 43-3-40-7.1 43-3-40-8 43-3-40-8.1 43-3-40-9	RITCHIE			Not required.
WV	LYNN CAMP	RICHARDS, ROGER	ANTERO MIDSTREAM LLC	EXTENSION OF OPTION FOR PERMANENT EASEMENT AGREEMENT	04/25/17	43-3-40-10 43-3-40-10.2	RITCHIE			Not required.
WV	CHARLEEN ABV GRD H2O	WILLIAMS, GUY R, & MARY KATHERINE, H/W	ANTERO WATER LLC	RENEWAL OF TEMPORARY SURFACE WATERLINE	04/25/17	43-3-13-21.7 43-3-13-21.6 43-3-13-21.5	RITCHIE			Not required.
OH	TRASKA TO SCHULTZ SWL	TRASKA, FRANK, ET UX	ANTERO WATER LLC	TEMPORARY SURFACE WATERLINE	04/25/17	01-21406.001	NOBLE			Not required.
WV	MIDDLEBOURNE 4 CS	CHARITY GAS, INC	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	04/26/17	48-10-5-16	TYLER	05/23/2017	566 467 1171208	Not required.
WV	LYNN CAMP	SUDOL, ROSE MARIE	ANTERO MIDSTREAM LLC	EXTENSION OF OPTION AGREEMENT FOR PERMANENT ACCESS	04/26/17	43-3-36-17	RITCHIE			Not required.
WV	WEC LOOP	WASMER, RODNEY L	ANTERO MIDSTREAM LLC	MODIFICATION OF WIDTH	04/26/17	9-8-13-16.5	DODDRIDGE	05/03/2017	386/233 # 273642	Not required.
WV	WEC LOOP	HELEN JANE JONES CREDIT TRUST ELMS, JANET MARGARET JONES, CO-TRUSTEE JONES, MICHAEL EDWIN, CO-TRUSTEE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	04/27/17	9-8-17-3	DODDRIDGE			Not required.
WV	WEC LOOP	JOHNSON, CHAD	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD	04/27/17	9-8-12-14	DODDRIDGE			Not required.
WV	LYNN CAMP	SUDOL, ROSE MARIE	ANTERO MIDSTREAM LLC	EXTENSION OF OPTION FOR TEMPORARY ACCESS ROAD	04/28/17	43-3-36-17	RITCHIE			Not required.
WV	WEST END CONNECTOR	SPENCER, EARLDENE	ANTERO MIDSTREAM LLC	OPTION TO PURCHASE PROPERTY	05/02/17	9-8-12-1	DODDRIDGE			Not Required

WV	MEREDITH LP	KING, MICHELE W. TRUSTEE OF THE REVOCABLE LIVING TRUST AGREEMENT OF MICHELE W. KING	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/03/17	48-1-17-1	TYLER			Not required.
WV	WEC LOOP	FORD, CLARA A	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/03/17	9-8-7-13	DODDRIDGE			Not required.
WV	WEC LOOP	MCCONNELL, MARTHA A	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ROAD	05/03/17	9-8-6-5	DODDRIDGE			Not required.
WV	VERA TO NEAT BWL	BOLIN, ALAN J. & JULIA A	ANTERO WATER LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	05/04/17	48-6-9-8	TYLER	3/3/2017	556_402_1167847	Not required.
WV	MIDDLEBOURNE 5 CS	WYKERT, ERIC ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	05/04/17	48-2-15-6	TYLER			Not required.
WV	VERA TO NEAT BWL	BAGLEY, LOREN ET AL	ANTERO WATER LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	05/04/17	48-1-7-1.1	TYLER			Not required.
WV	VERA TO NEAT BWL	DARNELL, DAVID LADMORE ASSOCIATES	ANTERO WATER LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	05/04/17	48-1-7-7	TYLER	3/3/2017	556_410_1167848	Not required.
WV	VERA TO NEAT BWL	MCPEEK, STEPHEN ET AL	ANTERO WATER LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	05/04/17	48-1-7-8.1	TYLER	3/3/2017	556_420_1167849	Not required.
WV	WEC LOOP	HAYHURST, ELI W. AND JEFFREY A	ANTERO MIDSTREAM LLC	MODIFICATION OF WIDTH	05/04/17	9-1-4-22.2	DODDRIDGE	01/21/2015	347_485_219704	Not required.
WV	YVONNE TO MIDDLE	WILLIAMS, LARRY J. ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	05/05/17	9-8-4-26	DODDRIDGE			Not required.
OH	YODER LP	PICKENPAUGH, QUINTELLA & PATRICIA MORRIS	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/05/17	01-21344	NOBLE			Not required.
WV	MIDDLEBOURNE 4 CS	PIONEER LAND COMPANY L L C	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	05/08/17	48-2-20-85 48-2-20-99	TYLER			Not required.
WV	VERA TO NEAT BWL	DARNELL, DAVID	ANTERO WATER LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	05/08/17	48-6-9-7	TYLER	3/22/2017	558_790_1168672	Not required.
WV	FRITZ EXTENSION	DOTSON, LARRY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/09/17	9-8-22-4	DODDRIDGE			Not required.
WV	MIDDLEBOURNE 4 LP	WEESE, ROGER	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/09/17	48-6-8-5 48-6-8-7 48-6-8-9 48-6-8-10 48-6-8-11	TYLER			Not required.
WV	WEC LOOP	DAVIS, JONATHAN L. & LOUELLA D	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/09/17	9-1-4-33.1 9-1-4-31.3	DODDRIDGE			Not required.
WV	MIDDLEBOURNE EXTENSION BWL	LANDRUM, EDDY HAYMOND, ANNIE B. L. E.- DECEASED	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	05/09/17	43-3-14-5	RITCHIE			Not required.
WV	TYLER TO SOUTH CANTON	FIBER, TERRY LEE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/09/17	48-2-20-105.1	TYLER			Not required.

WV	VERA TO NEAT BWL	WEESE, ROGER	ANTERO WATER LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	05/09/17	48-6-8-8 48-6-8-9 48-6-8-10	TYLER	3/22/2017	558_771_1168670	Not required.
WV	VERA TO NEAT BWL	INGRAM, DALE E (AKA DALE EUGENE INGRAM) INGRAM, SARAH V	ANTERO WATER LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	05/09/17	48-1-7-8.2 48-1-7-9.1 48-1-7-9.2	TYLER	3/3/2017	556_428_1167850	Not required.
WV	WEC LOOP	D & M POWELL, LLC	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/10/17	9-3-19-31 9-3-19-31.2	MONROE	05/24/2017	386/689 #275085	Not required.
WV	WEC LOOP	SALINA, CHRISTOPHER J. & KATHRYN E., H/W	ANTERO MIDSTREAM LLC	OPTION FOR PURCHASE OF PROPERTY	05/10/17	9-8-7-18	DODDRIDGE			Not required.
WV	WEC LOOP	GASPAR, STEVE T. & SHARON A., H/W	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS	05/10/17	9-8-7-29	DODDRIDGE			Not required.
WV	WEC LOOP	SPONAUGLE, GEORGE ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/11/17	9-8-7-25	DODDRIDGE			Not required.
WV	BEE LEWIS TO PRIMM TIE-IN	CLARK, TERESA L	ANTERO MIDSTREAM LLC	OPTION FOR MODIFICATION OF WIDTH	05/11/17	9-1-10-19	DODDRIDGE			Not required.
WV	YVONNE TO MIDDLE	RAVENSCROFT, WAYNE C. & EDYTHE B., H/W	ANTERO WATER LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	05/12/17	9-8-4-21	DODDRIDGE			Not required.
WV	BEE LEWIS TIE-IN SWL	TURNER, GERALD C. & JUANITA L	ANTERO WATER LLC	TEMPORARY SURFACE WATERLINE	05/12/17	9-8-19-8	DODDRIDGE			Not required.
WV	SOUTH CANTON LP	STRICKLING, JOHN PAUL, ET AL	ANTERO MIDSTREAM LLC	MODIFICATION OF WIDTH	05/13/17	9-8-4-28 9-8-4-36	DODDRIDGE	03/23/2017	380_345_271094	Not required.
WV	YVONNE TO MIDDLE	HOOPER, JOHNNY B	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	05/15/17	9-8-4-27	DODDRIDGE			Not required.
WV	SOUTH CANTON HP	STRICKLING, JOHN PAUL, ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	05/15/17	9-8-4-28 9-8-4-32	DODDRIDGE	3/23/2017	380_287_271070	Not required.
WV	LYNN CAMP	PUGH, ROBERT F. ET UX	ANTERO MIDSTREAM LLC	EXTENSION OF OPTION FOR PERMANENT EASEMENT AGREEMENT	05/15/17	43-3-36-31 43-3-40-6 43-3-40-10.1	RITCHIE			Not required.
WV	CHARLEEN ABV GRD H2O	LAHUE, DAVID W	ANTERO WATER LLC	TEMPORARY SURFACE WATERLINE RENEWAL	05/15/17	3-13-21.4	RITCHIE			Not required.
WV	VERA TO NEAT BWL	MONROE, EDNA	ANTERO WATER LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	05/16/17	48-1-7-12.1 48-1-7-12.2	TYLER	3/3/2017	556_462_1167854	Not required.
WV	MIDDLEBOURNE 4 HP	ROBINSON, DONALD ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/17/17	48-6-8-2.4	TYLER			Not required.
WV	SOUTH CANTON HP	GIDO, SUSAN HAUGHT, JOSEPH & CAROLYN, TRUSTEES POST, MARY	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	05/18/17	9-8-4-6	DODDRIDGE			Not required.
WV	MIDDLEBOURNE BWL	BEEM, DAVID ET AL		SURFACE FACILITY EASEMENT	05/18/17	48-1-11-4	TYLER	12/01/2016	549_167_1165019	Not required.
WV	WEC LOOP	DAVIS, JONATHAN L., (LE), ET AL	ANTERO MIDSTREAM LLC	OPTION FOR MODIFICATION OF WIDTH	05/18/17	1-4-35 1-4-36	DODDRIDGE			Not required.

WV	WEC LOOP	SHEPHERD, JAMES E. II	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/20/17	9-1-4-1.1 9-1-4-1.2	DODDRIDGE			Not required.
WV	MIDDLEBOURNE 4 LP	SIZEMORE, ORVAL ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/22/17	48-6-2-36.1	TYLER			Not required.
OH	OTTO	SWALLIE, LINDA	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	05/22/17	12-006005.0000	MONROE			Not required.
WV	Bobcat to EQT	MILLER, JOHN H	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD	05/22/17	9-3-18-4.6	DODDRIDGE			Not required.
WV	WETZEL I CS	HAUGHT, PHILLIP	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	05/23/17	52-5-20-29 52-5-20-38	WETZEL	06/16/2017	121/788#228896	Not required.
WV	WEC LOOP	SHEPHERD, MICHAEL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY WAREYARD	05/24/17	9-1-4-11.1	DODDRIDGE			Not required.
WV	TYLER TO SOUTH CANTON	BUTCH, ALLAN		OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/25/17	48-6-8-4	TYLER			Not required.
WV	TAMELA TO MEREDITH	HADLEY, LARRY F & CHARITY	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	05/25/17	48-1-17-9 48-1-17-25	TYLER	12/28/2016	551_729_116581	Not required.
WV	MIDDLEBOURNE 4 LP	UTT, JAMES M	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/26/17	48-6-5-30 48-6-5-31 48-6-8-49	TYLER			Not required.
WV	Middlebourne 4	SITKO, JOSEPH ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/27/17	48-2-16-22 48-2-16-23	TYLER			Not required.
WV	WETZEL I CS	DIFIORE, MARK ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	05/29/17	52-5-16-58 52-5-16-64	WETZEL	06/16/2017	121/800#228899	Not required.
WV	TYLER TO SOUTH CANTON	HENNESSY, JOHN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/30/17	48-2-20-98	TYLER			Not required.
WV	MIDDLEBOURNE 4 LP	HICKMAN, DALLIE MADELINE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	05/30/17	48-6-2-38	TYLER			Not required.
WV	WETZEL I CS	JONES, ROBERT JR ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	05/31/17	52-5-22-2 52-5-22-2.1 52-5-22-5	WETZEL	06/16/2017	121/792#228897	Not required.
WV	TYLER TO SOUTH CANTON	VARESE, JOE ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	05/31/17	48-2-20-105	TYLER			Not required.
WV	TYLER TO SOUTH CANTON	VARESE, JOE ET UX	ANTERO MIDSTREAM LLC	OPTION FOR PURCHASE OF PROPERTY	05/31/17	48-2-20-105	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP	HENTHORN, NANCY FKA FORESTER, NANCY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/02/17	48-2-20-106.2	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP	HENNESSY, JOHN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS	06/02/17	48-2-20-98	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP	HENTHORN, NANCY FORESTER, NANCY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/02/17	48-2-20-106.2	TYLER			Not Required

WV	BISHOP TO WICK LP	JONES, BRIAN KEITH	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	06/02/17	43-3-3-3	RITCHIE			Not Required
WV	BISHOP TO WICK LP	BISHOP, GARY	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	06/02/17	43-3-4-32 43-3-4-35	RITCHIE	12/27/2016	350_237_2016000205 39	Not required.
WV	MIDDLEBOURNE 4 HP	POWERS, MICHAEL ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/06/17	48-6-5-8 48-6-5-15 48-6-5-15.1	TYLER			Not required.
WV	MIDDLEBOURNE 4 LP	HICKMAN, JAMES ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/06/17	48-6-5-29	TYLER			Not required.
OH	YODER LP	ROE, KATHY ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/06/17	01-0050111	NOBLE			Not required.
OH	TROYER SWL	MAE-BEN MINERALS LLC	ANTERO WATER LLC	OPTION FOR SURFACE FACILITY EASEMENT	06/06/17	23-21080 23-21074 23-51062	NOBLE			Not Required
WV	WETZEL I CS	BASSETT, MICHAEL ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	06/07/17		WETZEL	06/16/2017	121/796#228898	Not required.
WV	Bobcat to EQT	FAIN, CHARLES THOMAS I V	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	06/07/17	9-5-29-34	DODDRIDGE			Not required.
WV	MIDDLEBOURNE 4 HP	THOMAS, JOSEPH BEN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/07/17	48-6-2-1	TYLER			Not required.
WV	Bobcat to EQT	FAIN, CHARLES THOMAS I V	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	06/07/17	9-5-29-34	DODDRIDGE			Not required.
WV	MIDDLEBOURNE 5 CS	MORRIS, HOWARD ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	06/07/17	48-2-15-9	TYLER			Not Required
WV	TYLER TO SOUTH CANTON	CROASMUN, HENRY LEEK, KAYLA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/08/17	48-2-16-21	TYLER			Not Required
WV	MIDDLEBOURNE 4 TO TYLER	MENDENHALL, DAVID ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/08/17	48-2-15-23 48-2-15-15	TYLER			Not Required
WV	MIDDLEBOURNE 4 TO TYLER	MENDENHALL, DAVID ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/08/17	48-2-15-17 48-2-15-19	TYLER			Not Required
WV	MIDDLEBOURNE 4 LP	BLAND, SHARON	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/09/17	48-2-19-47 48-2-19-48	TYLER			Not required.
WV	WEC LOOP	RILL, ELWOOD & ELIZABETH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	06/09/17	9-6-1-3 9-6-1-4	DODDRIDGE	8/8/2017	389/104 # 279714	Not required.
WV	BOBCAT TO EQT	UNDERWOOD, DUSTIN ET AL	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	06/09/17	9-5-29-33	DODDRIDGE			Not Required
WV	MIDDLEBOURNE 4 TO TYLER	FELDMEIER, ROBERT ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/09/17	48-2-15-15.1 48-2-15-16	TYLER			Not Required

WV	BISHOP TO WICK LP	HAGA, STEVEN AND MARY ANN HAGA TRUSTEES OF THE STEVEN HAGA & MARY ANN HAGA LIVING TRUST	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	06/09/17	43-3-3-11	RITCHIE	Not required.
WV	BISHOP TO WICK LP	DER, GARY MICHAEL DER, MARY KATHRYN	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	06/09/17	43-3-1-19	RITCHIE	Not Required
WV	BISHOP TO WICK LP	WILSON, ROCK HUMMER PROPERTIES L L C	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	06/09/17	43-3-3-19	RITCHIE	Not Required
WV	BISHOP TO WICK LP	NESWALD, BURT, SR	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	06/09/17	43-3-4-31.1	RITCHIE	Not Required
WV	WEC LOOP	WALKER, SHARON E. ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS	06/12/17	9-8-12-4	DODDRIDGE	Not required.
WV	MIDDLEBOURNE 5 CS	GILES, DAVID ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	06/12/17	48-2-16-2	TYLER	Not Required
WV	Bobcat to EQT	UNDERWOOD, RODNEY OWEN , ET UX	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD	06/13/17	9-5-30-6	DODDRIDGE	Not required.
WV	WEC LOOP	MERCADO, RACHEL	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	06/13/17	9-8-13-14.5	DODDRIDGE	Not Required
WV	TYLER TO SOUTH CANTON	UNDERWOOD, RALPH ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/14/17	48-1-8-15	TYLER	Not required.
OH	PRE APPROVED TASK	BYLER, ANDY J & ALMA ( H/W	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	06/14/17	21-006016	MONROE	Not required.
WV	MIDDLEBOURNE 4 HP	JARRETT, PETER	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/14/17	48-1-12-2	TYLER	Not Required
WV	MIDDLEBOURNE 4 HP	PITTMAN, ROBERT E ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/14/17	48-2-26-46.2	TYLER	Not Required
WV	MIDDLEBOURNE 4 HP	ESKEW, ERIK	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/15/17	48-2-20-62	TYLER	Not required.
WV	TYLER TO SOUTH CANTON	LEASEBURG, WILLIAM ET UX	ANTERO MIDSTREAM LLC	OPTION FOR MODIFICATION OF WIDTH OF EASEMENT	06/15/17	48-1-8-2	TYLER	Not Required
WV	BISHOP TO WICK LP	WEEKLEY, DAVID L. TRUSTEE OF THE DAVID L. WEEKLEY REVOCABLE TRUST UTA	ANTERO MIDSTREAM LLC	TEMPORARY WORKSPACE	06/15/17	43-3-3-11.3	RITCHIE	Not Required
WV	MIDDLEBOURNE 4 TO TYLER	BLIZZARD, ROGER SPENCER, RUTH	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/16/17	48-2-15-30.1	TYLER	Not Required
WV	MIDDLEBOURNE 5 CS	SITKO, JOSEPH ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	06/17/17	48-2-16-22 48-2-16-23	TYLER	Not required.
WV	MIDDLEBOURNE 4 TO TYLER	JOHNSON, EUGENE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/17/17	48-2-26-46.9	TYLER	Not Required

WV	MIDDLEBOURNE 4 HP	HELMICK, LARRY ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/19/17	48-2-20-83	TYLER	Not required.
WV	MIDDLEBOURNE 4 HP	ANDERSON, JEFFREY ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/19/17	48-6-5-6 48-6-2-40	TYLER	Not Required
WV	TYLER TO SOUTH CANTON	ANTHONY MATTHEW GOFFI IRREVOCABLE TRUST	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/20/17	48-2-26-44 48-2-26-45 48-2-26-49	TYLER	Not required.
WV	MIDDLEBOURNE 5 CS	PYLES, RICHARD ET UX	ANTERO MIDSTREAM LLC	OPTION FOR PERMANENT ACCESS ROAD	06/20/17	48-2-16-44	TYLER	Not Required
WV	MIDDLEBOURNE 4	UNDERWOOD, RALPH ET UX	ANTERO MIDSTREAM LLC	OPTION FOR GROUND LEASE	06/21/17	48-1-8-15	TYLER	Not Required
WV	TYLER TO SOUTH CANTON	MOORE, TROY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/21/17	48-2-26-26.4	TYLER	Not Required
WV	MIDDLEBOURNE 4 HP	MAXWELL, DANIEL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/21/17	48-6-2-3 48-6-2-12	TYLER	Not Required
WV	TYLER TO SOUTH CANTON	SMITH, HELEN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/21/17	48-2-26-26	TYLER	Not Required
WV	WEC LOOP	HALL DRILLING, LLC	ANTERO MIDSTREAM LLC	OPTION FOR PURCHASE OF PROPERTY	06/22/17	9-8-13-16.3 9-8-13-16.4	DODDRIDGE	Not required.
WV	WEST END CONNECTOR	SAMMONS, LUCIEN JR. ET AL	ANTERO MIDSTREAM LLC	REINSTATEMENT OF TAR	06/22/17	9-8-13-14.2 9-8-13-14.4	DODDRIDGE	Not Required
WV	MIDDLEBOURNE 4 HP	MOORE, DENNIS ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/22/17	48-2-20-97	TYLER	Not Required
WV	CNX OXFORD TIE- IN	FRITZ, EUGENE ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/22/17	9-1-15-9.1	DODDRIDGE	Not Required
WV	MIDDLEBOURNE 4 HP	WOODBURN, PATRICK PATTERSON, LINDA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/22/17	48-6-5-9	TYLER	Not Required
WV	MIDDLEBOURNE 4 HP	MOORE, LARRY ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/23/17	48-2-19-52	TYLER	Not Required
WV	MIDDLEBOURNE 4 HP	POST, CATHY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/23/17	48-6-2-33	TYLER	Not Required
WV	MIDDLEBOURNE 4 HP	WELLS, MARY LOU	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/23/17	48-1-8-8.1	TYLER	Not Required
WV	MIDDLEBOURNE 4 HP	LIVINGSTON, EDWIN K	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/23/17	48-2-26-31 48-2-26-32 48-6-3-4 48-6-3-5	TYLER	Not Required

WV	MIDDLEBOURNE 4 TO TYLER	MENDENHALL, JOHN ET ZL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/23/17	48-2-15-37	TYLER			Not Required
WV	MIDDLEBOURNE 4 TO TYLER	BAKER, DONALD	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/24/17	48-2-21-2	TYLER			Not Required
WV	MIDDLEBOURNE 4 HP	BAXTER, NANCY DARLENE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/26/17	48-6-3-3	TYLER			Not Required
WV	WEC LOOP	LOWERY, EVA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/27/17	9-8-12-6	DODDRIDGE			Not Required
WV	TYLER TO SOUTH CANTON	METCALF, RICHARD	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/27/17	48-1-16-17	TYLER			Not Required
WV	MIDDLEBOURNE 3 HO	SINE, JAMES ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	06/27/17	48-6-8-30	TYLER			Not Required
WV	MIDDLEBOURNE 3 LP	BUTCH, ALLAN	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	06/27/17	48-6-8-4	TYLER	03/03/2017	556_348_1167841	Not required.
WV	MIDDLEBOURNE 4 TO TYLER	FRUNER, CHARLES ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/28/17	48-2-16-24	TYLER			Not Required
WV	TYLER TO SOUTH CANTON	MCMULLEN, DENVER ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/28/17	48-2-26-34	TYLER			Not Required
WV	TYLER TO SOUTH CANTON	SHULTZ, DONLEY LOWERTER, KENT ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/28/17	9-8-4-7	DODDRIDGE			Not Required
WV	TYLER TO SOUTH CANTON	SECKMAN, ALLEN ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/29/17	48-1-8-17	TYLER			Not Required
WV	TYLER TO SOUTH CANTON	MARTIN, ONA M	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/29/17	48-2-13-12	TYLER			Not Required
WV	YVONNE TO MIDDLE	SMITH, ROBERT ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	06/29/17	9-3-4-9	DODDRIDGE			Not Required
WV	TYLER TO SOUTH CANTON	MCMULLEN, DENVER ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/30/17	48-2-26-34.1	TYLER			Not Required

Easement and Real Property Update 7-1-2017 through 9-30-2017

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTRUMENT	CONSENT TO ASSIGN
WV	BEE LEWIS TO PRIMM BWL	MOORE, DARRELL A.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	7/12/2012	9-1-10-20	DODDRIDGE	2/8/2013	305/123	Not required.
WV	BEE LEWIS TO PRIMM BWL	TURNER, GERALD C. & JUANITA L.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	7/17/2012	9-8-19-8	DODDRIDGE	2/22/2013	305/333	Not required.
WV	BEE LEWIS TO PRIMM BWL	CHIPPS, PERRY, ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	8/9/2012	9-1-10-26 9-1-10-27 9-1-10-28	DODDRIDGE	8/26/2013	311/504	Not required.
WV	BEE LEWIS TO PRIMM BWL	TURNER, GERALD C. & JUANITA L.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	10/5/2012	9-8-19-8	DODDRIDGE	9/4/2013	313/219	Not required.
WV	WEC LOOP	WILLIAMS, LARRY J	ANTERO MIDSTREAM LLC	MODIFICATION OF WIDTH	08/14/2014	9-9-8-4-37.1 9-8-7-10 9-8-4-34	DODDRIDGE	01/21/2015	347_459_219700	Not required.
WV	WEC LOOP/CRYSTAL LAKE	CHIPPS, EUGENE V, I I	ANTERO MIDSTREAM LLC	MODIFICATION OF WIDTH	09/18/2014	9-1-4-11 9-1-4-13 9-1-4-14	DODDRIDGE	01/21/2015	347_259_219657	Not required.
OH	OTTO TO RENNY SWL	PIATT, THOMAS T., ET UX	ANTERO WATER LLC	TEMPORARY SURFACE WATERLINE	10/27/2015	12-009006	MONROE	3/8/2017	353/102 #201700093152	Not required.
WV	MULVAY TO MEREDITH	MEREDITH, ROY ALFRED	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	1/28/2016	48-1-17-2	TYLER	12/28/2016	551_752_1165817	Not required.
WV	MULVAY TO MEREDITH	KING, MICHELE W. TRUSTEE OF THE REVOCABLE LIVING TRUST AGREEMENT OF MICHELE W. KING	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	04/08/2016	48-1-17-1	TYLER	10/04/2017	578/332 # 1175671	Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	BUTCH, ALLAN	ANTERO MIDSTREAM LLC	MODIFICATION OF WIDTH	05/12/2016	48-6-8-4	TYLER	03/03/2017	556_348_1167841	Not required.
WV	MULVAY TO MEREDITH	SCOTT, ROGER LEE & DONNA JEAN	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	09/28/2016	48-1-17-7 48-1-17-7.1 48-1-17-7.2 48-1-17-7.3 48-1-17-7.4	TYLER	10/04/2017	578/341 # 1175672	Not required.
WV	MULVAY TO MEREDITH	SMERTYCHA, NAN KATHY BOND, RANDALL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	10/25/2016	48-1-17-7.5	TYLER	10/04/2017	578/350 # 1175673	Not required.
WV	MULVAY TO MEREDITH	HICKMAN, KARL K.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	01/26/2017	43-3-15-3	RITCHIE	10/04/2017	358 869 201700015623	Not required.
WV	MULVAY TO MEREDITH	GRIFFITH, SHERRY ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	01/27/2017	43-3-15-11	RITCHIE	10/04/2017	358 878 201700015624	Not required.
WV	MULVAY TO MEREDITH	GARNER, EDWARD	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/07/2017	48-1-20-21	TYLER	10/04/2017	578/401 # 1175680	Not required.
WV	MULVAY TO MEREDITH	GARNER, EDWARD ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/07/2017	48-1-20-26	TYLER	10/04/2017	578/380 # 1175676	Not required.
WV	MULVAY TO MEREDITH	MULVAY EDWIN D.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/14/2017	43-3-15-10	RITCHIE	10/04/2017	358 887 201700015625	Not required.
WV	GESEK	IRELAND, LYNWOOD K. & KAREN L.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	2/16/2017	43-10-20-2	RITCHIE	03/08/2017	351_453_201700004425	Not required.

Easement and Real Property Update 7-1-2017 through 9-30-2017

WV	MULVAY TO MEREDITH	ASHCRAFT, ERIC ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/19/2017	43-3-15-6	RITCHIE	10/04/2017	358 860 201700015622	Not required.
WV	WEC LOOP	WILLIAMS, LARRY J	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	02/27/2017	9-8-7-10	DODDRIDGE			Not required.
WV	MULVAY TO MEREDITH	FOLEY, RICHARD C	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	03/03/2017	48-1-20-2	TYLER	10/04/2017	578/372 # 1175675	Not required.
WV	MULVAY TO MEREDITH	FOWLER, ELEANOR ELAINE, TRUSTEE ET AL ELEANOR ELAINE FOWLER REVOCABLE TRUST	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	03/08/2017	48-1-17-8	TYLER	10/04/2017	578/360 # 1175674	Not required.
WV	DOTSON HOLLAND	PHILLIPS, ROBERT EDWARD	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD	3/11/2017	9-1-12-7	DODDRIDGE			Not required.
WV	MULVAY TO MEREDITH	BRADLEY, RONALD M.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	03/16/2017	48-1-20-21.1	TYLER	10/04/2017	578/392 # 1175677	Not required.
WV	SOUTH CANTON CONNECTOR - ROCK RUN EXTENSION	FARR, P DOUGLAS II	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	03/22/2017	9-1-7-5	DODDRIDGE			Not required.
WV	WEC LOOP/CRYSTAL LAKE	SHEPHERD, JAMES E. II	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	03/31/2017	9-1-4-1.1 9-1-4-1.2	DODDRIDGE			Not required.
WV	WEC LOOP/CRYSTAL LAKE	JAMES, CARLIE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	04/03/2017	9-1-4-2	DODDRIDGE			Not required.
WV	CRYSTAL LAKE HP	OSTROFF, JOEL & BONNIE, H/W	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	04/19/2017	9-8-6-6 9-8-7-5	DODDRIDGE			Not required.
WV	MULVAY TO MEREDITH	KING, MICHELE W. TRUSTEE OF THE REVOCABLE LIVING TRUST AGREEMENT OF MICHELE W. KING	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	05/03/2017	48-1-17-1	TYLER	10/04/2017	578/323 # 1175670	Not required.
WV	YVONNE TO MIDDLE	WILLIAMS, LARRY J. ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	05/05/2017	9-8-4-26	DODDRIDGE			Not required.
WV	WEC LOOP/CRYSTAL LAKE	SHEPHERD, MICHAEL	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD	05/24/2017	9-1-4-11.1	DODDRIDGE			Not required.
WV	WETZEL I CS	BASSETT, MICHAEL ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	06/07/2017		WETZEL	06/16/2017	121/796#228898	Not required.
WV	MIDDLEBOURNE 4 TO TYLER INTERCHANGE HP	MENDENHALL, DAVID L ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/08/2017	48-2-15-15 48-2-15-23	TYLER			Not required.
WV	MIDDLEBOURNE 4 TO TYLER INTERCHANGE HP	MENDENHALL, DAVID TIMOTHY AIKER GARY DAVIS	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/08/2017	48-2-15-17 48-2-15-19	TYLER			Not required.
WV	MIDDLEBOURNE 5 CS	GILES, DAVID ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	06/12/2017	48-2-16-2	TYLER	09/06/2017	575 475 1174758	Not required.
WV	WEC LOOP	MERCADO, RACHAL	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD	6/13/2017	9-8-13-14.5	DODDRIDGE			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	JARRETT, PETER	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/14/2017	48-1-12-2	TYLER			Not required.

Easement and Real Property Update 7-1-2017 through 9-30-2017

WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	PITTMAN, ROBERT E LEE I I ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/14/2017	48-2-26-46.2	TYLER	Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	LEASEBURG, WILLIAM C. ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR MODIFICATION OF WIDTH	06/15/2017	48-1-8-2	TYLER	Not required.
WV	GAMEHENGE LP	BLIZZARD, ROGER SPENCER, RUTH E	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/16/2017	48-2-15-30.1	TYLER	Not required.
WV	GAMEHENGE	JOHNSON, EUGENE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/17/2017	48-2-26-46.9	TYLER	Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	ANDERSON, JEFFREY ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/19/2017	48-6-5-6 48-6-2-40	TYLER	Not required.
WV	WEST FORK TO TICHENAL	HITT, RONALD MARK	ANTERO WATER LLC	TEMPORARY ACCESS ROAD	6/21/2017	17-20-403-30 17-20-403-31	HARRISON	Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	MAXWELL, DANIEL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/21/2017	48-6-2-3 48-6-2-12	TYLER	Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	MOORE, TROY A	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/21/2017	48-2-26-26.4	TYLER	Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	SMITH, HELEN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/21/2017	48-2-26-26	TYLER	Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	UNDERWOOD, RALPH ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR GROUND LEASE	06/21/2017	48-1-8-15	TYLER	Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	MOORE, DENNIS J ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/22/2017	48-2-20-97	TYLER	Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	MOORE, LARRY MOORE, DENNIS MOORE, BETSY MOORE, CONNIE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/22/2017	48-2-19-50 48-2-19-51	TYLER	Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	WOODBURN, PATRICK PATTERSON, LINDA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/22/2017	48-6-5-9	TYLER	Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	LIVINGSTON, EDWIN K SR	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/23/2017	48-2-26-31 48-2-26-32 48-6-3-4 48-6-3-5	TYLER	Not required.
WV	MIDDLEBOURNE 4 TO TYLER INTERCHANGE HP	MENDENHALL, JOHN ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/23/2017	48-2-15-37	TYLER	Not required.

Easement and Real Property Update 7-1-2017 through 9-30-2017

WV	MIDDLEBOURNE 4 TO TYLER INTERCHANGE HP	MENDENHALL, JOHN ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/23/2017	48-2-15-37	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	MOORE, LARRY ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/23/2017	48-2-19-52	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	POST, CATHY D	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/23/2017	48-6-2-33	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	WELLS, MARY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/23/2017	48-1-8-8.1	TYLER			Not required.
WV	MIDDLEBOURNE 4 TO TYLER INTERCHANGE HP	BAKER, DONALD K	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/24/2017	48-2-21-2	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	BAXTER, NANCY DARLENE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/26/2017	48-6-3-3	TYLER			Not required.
WV	WEC LOOP	LOWERY, EVA ROBISON	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/27/2017	9-8-12-6	DODDRIDGE			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	METCALF, RICHARD	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/27/2017	48-1-16-17	TYLER			Not required.
WV	MIDDLEBOURNE 3 HP	SINE, JAMES SINE, KATHY	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	6/27/2017	48-6-8-30	TYLER	09/27/2017	577/793 # 1175533	Not required.
WV	GAMEHENGE	FRUNER, CHARLES ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/28/2017	48-2-16-24	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	MCMULLEN, DENVER ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/28/2017	48-2-26-34	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	MCMULLEN, DENVER ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/28/2017	48-2-26-34.1	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	ROBINSON, DONALD ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/28/2017	48-6-8-2.4	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	SHULTZ, DONLEY KENT & JEANNETTE L. LOWERTER SHULTZ,, H/W	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/28/2017	9-8-4-7	DODDRIDGE			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	SECKMAN, ALLEN ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	06/29/2017	48-1-8-17	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	SMITH, ERIC S.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/03/2017	9-8-2-5 9-8-2-5.2 9-8-2-5.3	DODDRIDGE			Not required.

Easement and Real Property Update 7-1-2017 through 9-30-2017

WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	ASH, MATTHEW	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/05/2017	48-1-13-13 48-1-13-13.5	TYLER			Not required.
WV	MIDDLEBOURNE 3 LP	WEESE, ROGER	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	07/05/2017	48-6-8-9	TYLER	08/03/2017	572/605 # 117638	Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	BAKER, JEFFREY C. & STEPHANIE A., H/W	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/06/2017	48-6-5-17 48-6-6-2	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	PETER, DONNA J.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/06/2017	48-1-16-22	TYLER			Not required.
WV	STRICKLING 30"	WASMER, RODNEY L.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/06/2017	9-8-13-16.5	DODDRIDGE			Not required.
WV	OHIO TO ANNIE SLIP	COLVIN, STEPHEN L. & MELISSA A., H/W	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD	7/7/2017	37-4-5-15	PLEASANTS			Not required.
WV	MIDDLEBOURNE 5 CS	NASH, RODNEY & CANDIS	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	07/07/2017	48-2-15-38	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	STEVENS, LARRY ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/07/2017	48-6-5-27	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	NEFF, JANET ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/10/2017	48-2-20-43	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	THACKER, D RALPH & CARLISLE, J MAURICE, JR	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/10/2017	48-2-29-5	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	THACKER, D RALPH & CARLISLE, J MAURICE, JR	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/10/2017	48-2-29-5	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	BUTCH, ALLAN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/11/2017	48-6-8-4	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	GAIN, AARON L. & GAINS, PERRY B.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/11/2017	9-8-1-7	DODDRIDGE			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	GAINS, HAROLD EUGENE ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/11/2017	9-8-3-2	DODDRIDGE			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	HELMICK, LARRY ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	07/11/2017	48-2-20-83	TYLER			Not required.
WV	NORTH CANTON HP SLIP REPAIRS	JORDAN, STANLEY L. ET UX	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD	7/11/2017	9-5-17-6	DODDRIDGE			Not required.
WV	MIDDLEBOURNE 4 TO TYLER INTERCHANGE HP	LEASURE, PATRICIA (L/E) ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/11/2017	48-2-21-26	TYLER			Not required.

Easement and Real Property Update 7-1-2017 through 9-30-2017

WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	STEVENS, RONALD ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	7/11/2017	48-2-29-6 48-2-29-2 48-2-26-36 48-2-26-35 48-2-26-13 48-2-26-13.2 48-2-26-30	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	THACKER, D RALPH & CARLISLE, J MAURICE, JR	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/11/2017	48-1-16-26	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	UNDERWOOD, RALPH ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/11/2017	48-1-8-15	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	MCMULLEN, GLENNA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/12/2017	48-2-29-14.1	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	MCMULLEN, JAMES O	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/13/2017	48-6-6-19	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	ADKINS, THOMAS ET UX ADKINS, JEFFERSON ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/14/2017	48-2-29-14	TYLER			Not required.
WV	PRE APPROVED TASK	CHILDREN'S TRUST	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD	7/14/2017	9-5-17-13	DODDRIDGE	08/15/2017	389 460 280089	Not required.
WV	WEC LOOP/CRYSTAL LAKE	JAMES, BRIAN MICHAEL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	07/14/2017	9-1-4-12	DODDRIDGE			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	RIGGS, JAMES & NANCY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/14/2017	48-6-6-9 48-6-6-9.1	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	RIGGS, JAMES ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/14/2017	48-6-6-8	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	ROWAND, ROBERT A & ROWAND, ELIZABETH C FISHBECK	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/14/2017	48-1-18-4	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	SLATON, KENNETH & BLANCHE MARIE, TRUSTEES	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/14/2017	48-6-5-12 48-6-5-13 48-6-6-3 48-6-6-5.2	TYLER			Not required.
WV	MIDDLEBOURNE 4 TO TYLER INTERCHANGE HP	GILMORE, LISA ANN BISHOP, RUTH R	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/19/2017	48-2-21-27	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	BOGER, GERALD & DIANA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/20/2017	48-1-16-18	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	WOODS, JAMES & PATRICIA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/20/2017	48-1-12-11.1	TYLER			Not required.

Easement and Real Property Update 7-1-2017 through 9-30-2017

WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	MCMULLEN, VIRGIL & JANICE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/21/2017	48-6-6-5.1	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	PROCK, THOMAS R.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/21/2017	9-8-4-1	DODDRIDGE			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	BAKER, JEFFREY C. & STEPHANIE A., H/W	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	07/24/2017	48-6-5-17 48-6-6-2	TYLER			Not required.
WV	YVONNE TO MIDDLE	FOSTER, YVONNE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	07/26/2017	9-8-4-5	DODDRIDGE			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	LIND, RYAN & SUSAN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/26/2017	48-1-2-23	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	WOODS, JAMES & PATRICIA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	07/26/2017	48-1-12-11.1	TYLER			Not required.
WV	BEE LEWIS TO PRIMM BWL	WRIGHT, CRAIG ALLEN II	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	7/26/2017	9-1-10-38	DODDRIDGE	2/8/2013	305/89	Not required.
WV	BEE LEWIS TO PRIMM BWL	WRIGHT, CRAIG ALLEN II	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	7/26/2017	9-1-10-38	DODDRIDGE	2/8/2013	305/89	Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	SHERFEY, ELMER & NANCY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/27/2017	48-6-6-4	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	SHERFEY, ELMER & NANCY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	07/27/2017	48-6-6-4	TYLER			Not required.
WV	YVONNE TO MIDDLE	SWIGER, H. ROSS & CAROL S., H/W	ANTERO WATER LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	07/27/2017	9-8-4-25	DODDRIDGE			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	WIGAL, THEODORE ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/27/2017	9-8-4-13	DODDRIDGE			Not required.
WV	MIDDLEBOURNE 5 CS	MORRIS, HOWARD ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE	07/28/2017	48-2-15-9	TYLER	09/06/2017	575 472 1174757	Not required.
WV	YVONNE TO MIDDLE	SAVORY, TOM & JANET, H/W	ANTERO WATER LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/28/2017	9-8-4-25	DODDRIDGE			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	MARTIN, ONA M	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/29/2017	48-1-13-12	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	MEAD, CHARLES & DONNA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/29/2017	48-2-26-26.2 48-2-26-26.3	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	LEASEBURG, WILLIAM C. ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	07/31/2017	48-1-8-2	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	WRIGHT, KENNETH TRUSTEE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	07/31/2017	48-1-12-22.2 48-1-16-1 48-1-13-13.1 48-1-13-13.3 48-1-13-13.4	TYLER			Not required.

Easement and Real Property Update 7-1-2017 through 9-30-2017

WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	LARCK, MICHAEL ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/01/2017	48-1-12-7 48-1-13-9	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	BAUM, CHRIS HERSTINE, LYNN JR	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/02/2017	48-1-16-23	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	MEREDITH, GENEVA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/02/2017	48-1-7-9	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	MEREDITH, GENEVA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR TEMPORARY ACCESS ROAD	08/02/2017	48-6-6-1	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	PRESTON, DAVID ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/02/2017	48-1-15-4	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	WELLS, MARY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	08/02/2017	48-1-8-8.1	TYLER			Not required.
WV	NOLAND AGW	WELLS, ROGER AND NANCY	ANTERO WATER LLC	RENEWAL OF SURFACE WATERLINE AGREEMENT	08/02/2017	43-3-13-18.1	RITCHIE			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	MONROE, TERRY & BETH	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/03/2017	48-1-8-6	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	SNYDER, ERIC	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/05/2017	48-1-16-3 48-1-13-7.1	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	FIBER, TERRY LEE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/06/2017	48-2-20-105.1	TYLER	09/21/2017	577/108 # 1175375	Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	GOGAN, TIMOTHY ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	08/08/2017	48-1-18-19	TYLER			Not required.
OH	TROYER SWL	MCVICKER, KENNETH C.	ANTERO WATER LLC	OPTION AGREEMENT FOR TEMPORARY SURFACE WATERLINE	8/8/2017	23-21106	NOBLE			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	PROCK, THOMAS R.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/08/2017	9-8-4-1 9-8-3-6	DODDRIDGE			Not required.
WV	MCKIM	HUNTERS INC	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR SURFACE FACILITY EASEMENT	08/10/2017	48-6-11-15	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	MCMULLEN, DENVER ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	08/10/2017	48-2-26-34	TYLER			Not required.
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	MOORE, TROY A	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/10/2017	48-2-26-26.4	TYLER			Not required.
OH	CATHODIC TESTING OH	VANFOSSEN, JANET M. & RUBEL, THOMAS N.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	08/10/2017	21-009008	NOBLE			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	BULLMAN (DENNISON), GENEVA ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/11/2017	48-1-12-10 48-1-12-10.1	TYLER			Not required.

Easement and Real Property Update 7-1-2017 through 9-30-2017

WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	ANDERS, JOHN R I I	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/13/2017	48-1-16-21 48-1-16-21.1	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	MOSELEY, ALECIA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/13/2017	48-2-26-9.1 48-2-26-9.2 48-2-26-9.3 48-2-26-9.4 48-2-26-9.5	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	BLACKROCK ENTERPRISES L L C	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/14/2017	48-1-8-16	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	DOTSON, FRED MCKENDRY JR ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/14/2017	48-1-18-1	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	MALICKI, STEVE JR.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/16/2017	48-1-18-1.1	TYLER			Not required.
WV	BEE LEWIS TO PRIMM BWL	BEE, LEWIS PAUL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	8/18/2017	9-8-19-1	DODDRIDGE			Not required.
WV	BEE LEWIS TO PRIMM BWL	BEE, LEWIS PAUL ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	8/18/2017	9-8-19-6	DODDRIDGE			Not required.
WV	BEE LEWIS TO PRIMM BWL	BEE, LIVINGSTONE S.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT and MODIFICATION OF WIDTH	8/18/2017	9-1-10-31 9-8-14-14	DODDRIDGE			Not required.
WV	BEE LEWIS TO PRIMM BWL	BEE, LIVINGSTONE S. ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT and MODIFICATION OF WIDTH	8/18/2017	9-1-10-39	DODDRIDGE			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	DANIELS, WILLIAM & MARY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/19/2017	48-1-13-7 48-1-16-2 48-1-16-2.1	TYLER			Not required.
WV	YVONNE TO MIDDLE	HOOPER, JOHNNY	ANTERO MIDSTREAM LLC	MODIFICATION OF WIDTH	8/19/2017	9-8-4-27	DODDRIDGE	9/14/2017	390 150 281764	Not required.
WV	PRIMM	DOTSON, PAUL E AND CYNTHIA TRUSTEES	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD	8/21/2017	9-1-12-13	DODDRIDGE			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	HAGER, BRENDA S. FKA SECKMAN, BRENDA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	08/22/2017	48-1-8-19.2	TYLER			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	KELLER, ROBERT L	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	8/22/2017	48-2-26-4 48-2-26-5 48-2-26-7 48-2-26-8 48-2-26-10 48-2-26-14 48-2-26-15 48-2-26-16 48-2-26-17 48-2-26-18	TYLER			Not required.

Easement and Real Property Update 7-1-2017 through 9-30-2017

WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	MONROE, EDNA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/22/2017	48-1-8-1 48-1-8-6.2	TYLER	Not required.
WV	MIDDLEBOURNE 4 TO TYLER INTERCHANGE HP	HOGUE, MICHAEL & MELINDA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	8/23/2017	48-2-20-108	TYLER	Not required.
WV	MIDDLEBOURNE 4 TO TYLER INTERCHANGE HP	HOGUE, MICHAEL & MELINDA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS ROAD	8/23/2017	48-2-20-108	TYLER	Not required.
WV	MIDDLEBOURNE 4 TO TYLER INTERCHANGE HP	MATTHESS, JAMES REITTER, DUANE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/23/2017	48-2-15-7 48-2-15-11 48-2-15-12 48-2-15-13	TYLER	Not required.
WV	WEC LOOP/MXP	LACY, RALPH ET UX	ANTERO MIDSTREAM LLC	MODIFICATION OF WIDTH	8/25/2017	9-6-1-8	DODDRIDGE	Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	HEIKENFELD, JEFFREY & KAY ANN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/28/2017	48-1-12-11	TYLER	Not required.
WV	WEC LOOP/MXP	LAW, RONALD L.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/28/2017	9-6-2-1	DODDRIDGE	Not required.
WV	CATHODIC TESTING WV	STEPHENSON, ROBERT E. ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	08/28/2017	9-5-29-23.3	DODDRIDGE	Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	FITZGERALD, JOHN M. & ANDREA B.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/29/2017	9-8-4-14.1	DODDRIDGE	Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	BAGLEY, JASON & JENNIFER	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/31/2017	48-5-23-3.1	TYLER	Not required.
WV	MXP	CORK, CLIFFORD D JR & HOLLY D	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/31/2017	9-6-1-7.5	DODDRIDGE	Not required.
WV	MXP	BARNES, RONALD G.	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/01/2017	9-6-1-10.3	DODDRIDGE	Not required.
WV	MXP	DODDRIDGE COUNTY COMMISSION	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/05/2017	9-6-1-2	DODDRIDGE	Not required.
WV	MIDDLEBOURNE 4 TO TYLER INTERCHANGE HP	STARKEY, JOHN W. & LEAH D. H / W	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/05/2017	48-2-15-14	TYLER	Not required.
WV	MXP	BARNES, DONALD	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/07/2017	9-6-1-10	DODDRIDGE	Not required.
WV	MXP	BARNES, DONALD	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR MODIFICATION OF WIDTH	09/07/2017	9-6-1-10	DODDRIDGE	Not required.

Easement and Real Property Update 7-1-2017 through 9-30-2017

WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	GIDO, SUSAN HAUGHT, JOSEPH & CAROLYN, TRUSTEES POST, MARY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/07/2017	9-8-4-6	DODDRIDGE			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	MOORE, LAWRENCE DEAN & MARKLE, JULIE ANN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/07/2017	48-1-12-13 48-1-13-11	TYLER			Not required.
WV	MIDDLEBOURNE 4 TO TYLER INTERCHANGE HP	WALTON, RYAN LEE ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/07/2017	48-2-26-21 48-2-26-22	TYLER			Not required.
WV	MIDDLEBOURNE 4 TO TYLER INTERCHANGE HP	PIERCE, GARY & BETTY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	9/12/2017	48-2-21-1	TYLER			Not required.
WV	MXP	LINDSEY, JAMES GARY & SHARRON	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/13/2017	9-6-1-7.7	DODDRIDGE			Not required.
WV	WEC LOOP	SHEPHERD, MICHAEL	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	9/13/2017	9-1-4-11.1	DODDRIDGE			Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	HUFFMAN, JAMES & DONNA	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/14/2017	48-1-13-15	TYLER			Not required.
WV	MXP	RILL, ELWOOD & ELIZABETH	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	9/15/2017	9-6-1-3 9-6-1-4	DODDRIDGE	09/29/2017	391/11 #282788	Not required.
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	FAIRBEE, CHARLES L. ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/19/2017	48-2-29-3 48-2-29-4	TYLER			Not required.
WV	MORRIS TO LANCASTER FWI	FISHER, ERIC	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/19/2017	48-2-12-13	TYLER			Not required.
WV	MORRIS TO LANCASTER FWI	BARD, ROBERT	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/20/2017	48-2-12-23	TYLER			Not required.
WV	OXFORD 13 SWL	MORRIS, I. L. ( IKE) ET AL	ANTERO WATER LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	9/20/2017	9-6-18-2 9-7-10-2	DODDRIDGE			Not required.
WV	MORRIS TO LANCASTER FWI	WARF, EDWARD & RICHARDS-WARF, BONNIE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/22/2017	48-2-17-2	TYLER			Not required.
WV	MIDDLEBOURNE 5 TO LANCASTER FWI	DAWSON, PATRICIA ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/25/2017	48-2-17-64	TYLER			Not required.
WV	YVONNE TO MIDDLE BWL	ALEXANDER, MATTHEW W., ET AL	ANTERO WATER LLC	OPTION AGREEMENT FOR PERMANENT ACCESS	8/18/017	9-8-4-32	DODDRIDGE			Not required.
WV	MIDDLEBOURNE 4 CS	FERRELL, GLEN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR COMPRESSOR SITE		48-2-20-102	TYLER			Not required.

EASEMENT AND REAL PROPERTY UPDATE 10/1/2017 THROUGH 10/18/2017

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTRUMEN T	CONSENT TO ASSIGN
WV	CATHODIC TESTING WV	STEPHENSON, ROBERT ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT ACCESS ROAD	08/28/2017	9-5-29-23.5	Doddridge			Not Required
WV	CNX OXFORD TIE-IN (FRITZ EXTENSION)	FRITZ, EUGENE & ROXANNE, H/W	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	06/22/2017	9-1-15-9.1	Doddridge			Not Required
WV	CRYSTAL LAKE HP	SHEPHERD, MICHAEL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT and MODIFICATION OF WIDTH	08/22/2014	9-1-4-10 9-1-4-11.1 9-1-4-14.1 9-1-4-1.3	Doddridge			Not required.
WV	CRYSTAL LAKE HP	CHIPPS, EUGENE V, I I	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT and MODIFICATION OF WIDTH	09/18/2014	9-1-4-11 9-1-4-13 9-1-4-14	Doddridge	10/17/2017	391 552 283802	Not required..
WV	CRYSTAL LAKE HP	HAYHURST, ELI W. AND JEFFREY A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	04/24/2017	9-1-4-22.2	Doddridge	10/17/2017	391 554 283803
WV	CRYSTAL LAKE HP	OSTROFF, JOEL & BONNIE, H/W	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/06/2017	9-8-6-6 9-8-7-5	Doddridge	10/13/2017	391 336 283619	Not Required
WV	CRYSTAL LAKE HP	OSTROFF, JOEL & BONNIE, H/W	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT and MODIFICATION OF WIDTH	09/23/2014	9-8-7-5 9-8-6-6	Doddridge			Not required..
WV	CRYSTAL LAKE HP	STRICKLING, JOHN PAUL, ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT and MODIFICATION OF WIDTH	09/12/2014	9-8-4-28 9-8-4-36	Doddridge			Not Required
WV	CRYSTAL LAKE HP	DAVIS, JONATHAN L., (LE), ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	02/14/2017	9-1-4-19 9-1-4-37 9-1-4-37.1 9-1-4-35	Doddridge	10/17/2017	391 567 283805	Not Required.
WV	DOTSON HOLLAND SLIP REPAIR	MACKAY, JACK D., ET AL PEALE, ANITA	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD EASEMENT	9/28/2017	43-3-37-3.2	Ritchie			Not Required
WV	DOTSON HOLLAND SLIP REPAIR	MACKAY, JACK D., ET AL PEALE, ANITA	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD EASEMENT	9/28/2017	43-3-37-3.2	Ritchie			Not Required
OH	MADISON CS	PAULUS, VIVIAN	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	10/4/2017	12-019005	Monroe			Not Required
WV	MIDDLEBOURNE 4 HP (WICK-PIONEER)	LARCK, MICHAEL ET UX	ANTERO MIDSTREAM LLC	MODIFICATION OF OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	08/01/2017	48-1-12-7 48-1-13-9	Tyler			Not Required
WV	MIDDLEBOURNE 4 TO TYLER INTERCHANGE HP	FRITZ, HLLARD " RUSS" & MARY ELLEN	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISGING EASEMENT AGREEMENT	09/27/2017	48-2-21-1.1	Tyler			Not Required
WV	MIDDLEBOURNE 4 TO TYLER INTERCHANGE HP	FELDMEIER, ROBERT ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/21/2017	48-2-15-15.1	Tyler			Not Required
WV	MORRIS TO LANCASTER FWI	EASTHAM, JAMES I I MORGAN JUDY ( P O A)	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISGING EASEMENT AGREEMENT	09/26/2017	48-2-16-24	Tyler			Not Required

EASEMENT AND REAL PROPERTY UPDATE 10/1/2017 THROUGH 10/18/2017

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTRUMEN T	CONSENT TO ASSIGN
WV	MORRIS TO LANCASTER FWI	LOY, CHARLES JR ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISGING EASEMENT AGREEMENT	09/25/2017	48-2-15-26 48-2-15-27 48-2-15-29	Tyler			Not Required
WV	MORRIS TO LANCASTER FWI	KITTLE, BARBARA V	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/29/2017	48-2-16-26 48-2-16-55	Tyler			Not Required
WV	MORRIS TO LANCASTER FWI	FOWLER, NANCY	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	10/04/2017	48-2-16-25	Tyler			Not Required
WV	MORRIS TO LANCASTER FWI	OILER, ELAINE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	10/07/2017	48-2-12-14 48-2-12-17 48-2-12-18	Tyler			Not Required
WV	MORRIS TO LANCASTER FWI	MILLER, HARVEY ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	10/09/2017	48-2-16-15 48-2-16-16	Tyler			Not Required
WV	MORRIS TO LANCASTER FWI	TAYLOR, PAUL JOHN ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	10/02/2017	48-2-16-20	Tyler			Not Required
WV	OXFORD 13 SWL	NOVAK, CARL & BONNIE	ANTERO WATER LLC	OPTION AGREEMENT FOR TEMPORARY SURFACE WATERLINE EASEMENT	09/28/2017	9-6-14-21	Doddridge			Not Required
WV	OXFORD 13 SWL	COX, CECIL CLAUDE ET AL	ANTERO WATER LLC	OPTION AGREEMENT FOR TEMPORARY SURFACE WATERLINE EASEMENT	09/28/2017	9-6-14-16.1	Doddridge			Not Required
WV	OXFORD 13 SWL	CORNE, CHARLES W. JR., ET AL	ANTERO WATER LLC	OPTION AGREEMENT FOR TEMPORARY SURFACE WATERLINE EASEMENT	10/9/2017	9-6-14-16	Doddridge			Not Required
WV	PIPEYARD SEARCH - MIDSTREAM	MASON, KENNETH & JENNIFER	ANTERO MIDSTREAM LLC	GROUND LEASE	10/05/2017	48-5-10-9	Tyler			Not Required
WV	SOUTH CANTON CONNECTOR - ROCK RUN EXTENSION	OSTROFF, JOEL & BONNIE, H/W	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/06/2017	9-8-6-6 9-8-7-5	Doddridge	10/13/2017	391 336 283619	Not Required
WV	SOUTH CANTON CONNECTOR - ROCK RUN EXTENSION	LAMBERT, GEORGE D., ET UX	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	03/23/2017	9-1-7-4	Doddridge	10/13/2017	391 286 283612	Not Required
WV	SOUTH CANTON CONNECTOR - ROCK RUN EXTENSION	FARR, P DOUGLAS II	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	01/18/2017	9-1-7-5	Doddridge	10/13/2017	391 291 283613	Not Required
WV	SOUTH CANTON CONNECTOR - ROCK RUN EXTENSION	MCCONNELL, MARTHA A.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT AGREEMENT	02/10/2017	9-1-4-39 9-8-6-4 9-8-6-5 9-8-7-6 9-1-4-TBD	Doddridge	10/13/2017	391 305 283615	Not Required
WV	SOUTH CANTON CONNECTOR - ROCK RUN EXTENSION	MCCONNELL, MARTHA A.	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD EASEMENT	05/03/2017	9-8-6-5	Doddridge			Not Required

EASEMENT AND REAL PROPERTY UPDATE 10/1/2017 THROUGH 10/18/2017

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTRUMEN T	CONSENT TO ASSIGN
WV	SOUTH CANTON CONNECTOR -ROCK RUN EXTENSION	DAVIS, JONATHAN L., (LE), ET AL	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/14/2017	9-1-4-19 9-1-4-37 9-1-4-37.2 9-1-4-38	Doddridge	04/12/2017	385 270 272512	Not Required.
WV	STRICKLING	GORE, GEORGE R.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/06/2017	9-3-19-30	Doddridge	04/10/2017	385_181_272160	Not Required
WV	STRICKLING 30 HP	GASPAR, STEVE T. & SHARON A., H/W	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD EASEMENT	03/31/2017	9-8-7-29	Doddridge			Not Required
WV	STRICKLING 30 HP	WALKER, SHARON E. ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT and MODIFICATION OF WIDTH	08/16/2014	9-8-12-4	Doddridge	01/21/2015	347_444_219697	Not Required
WV	STRICKLING 30 HP	LOWERY, EVA ROBISON	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD EASEMENT	02/28/2017	9-8-12-6	Doddridge			Not Required
WV	STRICKLING 30 HP	DAVIS, TENSIL D. (LE)	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT and MODIFICATION OF WIDTH	09/24/2014	9-8-8-45	Doddridge		347_281_219662	Not Required
WV	STRICKLING 30 HP	SPONAUGLE, DAVID E. & AMY JO, H/W	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT and MODIFICATION OF WIDTH	09/03/2014	9-8-8-49	Doddridge	01/21/2015	347_423_219693	Not Required
WV	STRICKLING 30 HP	SMITH, JOHN SAMUEL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	09/25/2014	9-8-12-99	Doddridge		347_369_219685	Not Required
WV	STRICKLING 30 HP	WYCKOFF, GEORGE M. & SANDRA.	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT and MODIFICATION OF WIDTH	08/17/2014	9-8-12-13.1	Doddridge	01/21/2015	347 467 219702	Not Required
WV	STRICKLING 30 HP	JOHNSON, CHAD	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	10/02/2014	9-8-12-14	Doddridge		347_323_219674	Not Required
WV	STRICKLING 30 HP	BRITTON, ERIC W. & MICHELE D., H/W	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD EASEMENT	11/13/2014	9-8-12-69	Doddridge			Not Required
WV	STRICKLING 30 HP	BRITTON, ERIC W. & MICHELE D., H/W	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT and MODIFICATION OF WIDTH		9-8-12-69	Doddridge	03/23/2017	380_404_271137	Not Required
WV	STRICKLING 30 HP	DOTSON, DONALD & CHRISTINA (FMLY MARK SMITH)	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD EASEMENT	03/19/2017	9-8-12-70	Doddridge			Not Required
WV	STRICKLING 30 HP	DOTSON, DONALD & CHRISTINA (FMLY MARK SMITH)	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/21/2017	9-8-12-70	Doddridge			Not Required
WV	STRICKLING 30 HP	MAIN, RALPH, ET AL	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD EASEMENT	10/29/2014	9-8-12-62	Doddridge			Not Required
WV	STRICKLING 30 HP	BIG D ENTERPRISES, LLC	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT and MODIFICATION OF WIDTH	09/26/2014	9-8-13-16 9-8-12-80 9-8-13-14 9-8-12-79	Doddridge			Not Required
WV	STRICKLING 30 HP	BIG D ENTERPRISES, LLC	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD EASEMENT	02/24/2017	9-8-13-16	Doddridge	10/17/2017	391 414 283777	Not Required

EASEMENT AND REAL PROPERTY UPDATE 10/1/2017 THROUGH 10/18/2017

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTRUMEN T	CONSENT TO ASSIGN
WV	STRICKLING 30 HP	BIG D ENTERPRISES, LLC	ANTERO MIDSTREAM LLC	TEMPORARY WAREYARD EASEMENT	02/24/2017	9-8-13-16	Doddridge			Not Required
WV	STRICKLING 30 HP	RACE, FRANK W. JR. & DONNA K., H/W	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/03/2017	9-8-13-18	Doddridge	04/10/2017	385_190_272167	Not Required
WV	STRICKLING 30 HP	BALLENGER, RUBY C.	ANTERO MIDSTREAM LLC	PERMANENT ACCESS ROAD EASEMENT	04/10/2017	9-8-16-5 9-8-15-6 9-8-17-2 9-8-17-2.1	Doddridge	10/17/2017	391 439 283781	Not Required
WV	STRICKLING 30 HP	BALLENGER, RUBY C.	ANTERO MIDSTREAM LLC	SURFACE FACILITY EASEMENT	04/25/2017	9-8-16-5 9-8-16-6 9-8-17-2 9-8-17-2.1	Doddridge	10/17/2017	391 470 283785	Not Required
WV	STRICKLING 30 HP	HELEN JANE JONES CREDIT TRUST ELMS, JANET MARGARET JONES, CO-TRUSTEE JONES, MICHAEL EDWIN, CO-TRUSTEE	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	04/27/2017	9-8-17-3	Doddridge			Not Required
WV	STRICKLING 30 HP	BLAND, ROBERT ET UX (LE) PAESANO, LISA ET UX	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/06/2017	9-6-2-2	Doddridge	04/10/2017	385_184_272163	Not Required
WV	STRICKLING 30 HP	D & M POWELL, LLC.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/10/2017	9-3-19-31	Doddridge	04/10/2017	385_175_272156	Not Required
WV	STRICKLING 30 HP	LOWERY, EVA ROBISON	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	06/27/2017	9-8-12-6	Doddridge	10/17/2017	391 423 283779	Not Required
WV	STRICKLING 30 HP	SAMMONS, LUCIEN JR ET AL	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD EASEMENT REINSTATEMENT	6/22/2017	09-8-13-14.2 09-8-13-14.4	Doddridge			Not Required
WV	STRICKLING 30 HP	LAW, RONALD L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/04/2017	9-6-2-1	Doddridge	04/10/2017	385_172_272153	Not Required
WV	STRICKLING 30 HP	D & M POWELL, LLC.	ANTERO MIDSTREAM LLC	MISCELLANEOUS WAIVER AND RELEASE	02/10/2017	9-3-19-31	Doddridge	04/10/2017	385_175_272156	Not Required
WV	STRICKLING 30 HP	SPONAUGLE, CHALMER	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	05/11/2017	9-8-7-25	Doddridge			Not Required
WV	STRICKLING 30 HP	HOLTZ, FRANK JR. AND DORIS E. H/W	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/23/2017	9-8-12-2	Doddridge			Not Required
WV	STRICKLING 30 HP	HOLTZ, FRANK JR. AND DORIS E. H/W	ANTERO MIDSTREAM LLC	MODIFICATION OF WIDTH	09/03/2014	9-8-12-2	Doddridge	01/21/2015	347_315_219672	Not Required
WV	STRICKLING 30 HP	HOLTZ, FRANK JR. AND DORIS E. H/W	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	09/03/2014	9-8-12-2	Doddridge			Not Required
WV	STRICKLING 30"	WILLIAMS, LARRY J	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	08/14/2014	9-8-7-10	Doddridge			Not Required
WV	STRICKLING 30" HP	STRICKLING, JOHN PAUL, ET AL	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT and MODIFICATION OF WIDTH	09/12/2014	9-8-4-28 9-8-4-36	Doddridge			Not Required
WV	STRICKLING 30" HP	WILLIAMS, LARRY J	ANTERO MIDSTREAM LLC	TEMPORARY ACCESS ROAD EASEMENT	02/27/2017	9-8-7-10	Doddridge			Not Required
WV	STRICKLING 30" HP	GASPAR, STEVE T. & SHARON A., H/W	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT		9-8-7-29	Doddridge	10/17/2017	391 494 283788	Not Required

EASEMENT AND REAL PROPERTY UPDATE 10/1/2017 THROUGH 10/18/2017

STATE	PROJECT	GRANTOR	GRANTEE	AGREEMENT	EXECUTION DATE	PARCEL TAX ID	COUNTY	RECORDING DATE	BK/PG/INSTRUMEN T	CONSENT TO ASSIGN
WV	STRICKLING 30" HP	SPENCER ENTERPRISES, LLC (AKA SPENCER, RONALD B)	ANTERO MIDSTREAM LLC	ADDITIONAL PIPELINE IN EXISTING EASEMENT	08/18/2014	9-8-12-59 9-8-12-68 9-8-8-40 9-8-34-3	Doddridge	01/21/2015	347_386_219688	Not Required
WV	STRICKLING 30" HP	WASMER, RODNEY L.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	07/06/2017	9-8-13-16.5	Doddridge			Not Required
WV	STRICKLING 30HP	BALLENGER, RUBY C.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/02/2017	9-8-16-5 9-8-16-6 9-8-17-2 9-8-17-2.1	Doddridge	04/10/2017	385_187_272165	Not Required
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	MCMULLEN, VIRGIL & JANICE	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT	07/26/2017	48-6-3-6.1	Tyler			Not Required
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	ASH, JAMES ET AL	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	09/08/2017	48-1-16-19	Tyler			Not Required
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	LEASURE, ROBERT ET UX	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	10/13/2017	48-1-8-8	Tyler			Not Required
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	MOORE, LAWRENCE DEAN	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	10/12/2017	48-1-12-22	Tyler			Not Required
WV	TYLER TO S CANTON HP (COTTRILL-WETZEL)	VAN DE BUNT, THOMAS	ANTERO MIDSTREAM LLC	OPTION AGREEMENT FOR PERMANENT EASEMENT AGREEMENT	10/17/2017	48-1-12-12	Tyler			Not Required
WV	WEC LOOP/CRYSTAL LAKE	HAYHURST, ELI W. AND JEFFREY A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	09/21/2014	9-1-4-22.2	Doddridge	01/21/2015	347_485_219704	Not required..
WV	WEC LOOP/CRYSTAL LAKE	ASH, JACK G., ET AL	ANTERO RESOURCES MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/02/2017	9-1-4-23 9-1-4-41	Doddridge	10/13/2017	391 324 283617	Not Required
WV	WEC LOOP/CRYSTAL LAKE	DAVIS, JONATHAN L. & LOUELLA D.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	05/09/2017	9-1-4-33.1 9-1-4-31.3	Doddridge	10/17/2017	391 543 283801	Not Required
WV	WEC LOOP/CRYSTAL LAKE	MCCONNELL, MARTHA A.	ANTERO MIDSTREAM LLC	PERMANENT EASEMENT AGREEMENT	02/10/2017	9-1-4-39 9-8-6-4 9-8-6-5 9-8-7-6 9-1-4-	Doddridge	10/13/2017	391 305 283615	Not Required

Owned Real Property:

Grantor	Grantee	Instrument Date	Parcel ID	Use	Deed/ Lease *if applicable	Recording Information	County of Other Relevant Jurisdiction and State	Record Owner
Robert Arthur Friend II	Antero Treatment LLC	9/15/2015	08 003800023001	Clearwater Facility		Bk 360, Pg 425	Doddridge County, West Virginia	Antero Treatment
John A. Hill and Mary Elen Hill, The John A. Hill Revocable Trust	Antero Treatment LLC	10/13/2015	08 003800000000	Clearwater Facility		Bk 361, Pg 320	Doddridge County, West Virginia	Antero Treatment
John A. Hill and Mary Elen Hill, The John A. Hill Revocable Trust	Antero Treatment LLC	10/13/2015	08 003800010000	Clearwater Facility		Bk 361, Pg 320	Doddridge County, West Virginia	Antero Treatment
Mary H Frame	Antero Treatment LLC	10/27/2015	8004100000000	Clearwater Facility		Bk 362, Pg 9	Doddridge County, West Virginia	Antero Treatment
John A Hill & Mary Ellen Hill, TTEE John A Hill Rev TR 10/23/2000	Antero Treatment LLC	10/13/2015	01 8003800000000	Clearwater Facility		Bk 361, Pg 320	Doddridge County, West Virginia	Antero Treatment
John A Hill & Mary Ellen Hill, TTEE John A Hill Rev TR 10/23/2000	Antero Treatment LLC	10/13/2015	01 8003800010000	Clearwater Facility		Bk 361, Pg 320	Doddridge County, West Virginia	Antero Treatment
Heartwood Forestland Fund IV, LP	Antero Treatment LLC	11/20/2015	03 31001100000000	Clearwater Facility		Bk 340, Pg 891 - RIC CO	Ritchie County, West Virginia	Antero Treatment
Heartwood Forestland	Antero Treatment	11/20/2015	03 31000600000000	Clearwater Facility		Bk 340, Pg 891 - RIC	Ritchie County,	Antero Treatment

Owned Real Property:

Fund IV, LP	LLC					West Virginia
Heartwood Forestland Fund IV, LP	Antero Treatment LLC	11/20/2015	03 26005200000000	Clearwater Facility	Bk 340, Pg 891 - RIC CO	Ritchie County, West Virginia	Antero Treatment
Joseph Lopez & Julie A. Lopez, h/w	Antero Treatment LLC	3/31/2016	01 8004500000000	Clearwater Facility	Bk 368, Pg 534	Doddridge County, West Virginia	Antero Treatment
Anne Robinson	Antero Treatment LLC	3/15/2016	01 8001900000000	Clearwater Facility	Bk 368, Pg 233	Doddridge County, West Virginia	Antero Treatment
CDJJSRM, LLC	Antero Treatment LLC	1/26/2016	03 32000100010000	Clearwater Facility	Bk 366, Pg 27 - DOD	Ritchie County, West Virginia	Antero Treatment
CDJJSRM, LLC	Antero Treatment LLC	1/26/2016	03 32000100020000	Clearwater Facility	Bk 366, Pg 27 - DOD	Ritchie County, West Virginia	Antero Treatment
Randall Eric Friend	Antero Treatment LLC	8/1/2016	01 8003800020000	Clearwater Facility	Bk 374, Pg 76	Doddridge County, West Virginia	Antero Treatment
Carol Gene Cogar and Carol J. Flanagan	Antero Treatment LLC	12/23/2015	03-32-00010003	Clearwater Facility	Bk 341, Pg 683	Ritchie County, West Virginia	Antero Treatment

Owned Real Property:

Grantor	Grantee	Instrument Date	Parcel ID	Use	Deed/ Lease *if applicable	Recording Information	County or Other Relevant Jurisdiction and State	Record Owner
Antero Resources Corporation (FKA Edna Monroe)	Antero Midstream LLC	11/20/2014	0001-0008-0003- 0000	Edna Monroe Compressor Station	Deed (Edna)	Bk 461, Pg 652	Tyler County, West Virginia	Antero Midstream
Antero Resources Corporation (FKA Edna Monroe)	Antero Midstream LLC	11/20/2014	0001-0008-0003- 0004	Edna Monroe Compressor Station	Deed (Edna)	Bk 461, Pg 652	Tyler County, West Virginia	Antero Midstream
Antero Resources Corporation (FKA Hattie Markle Jones)	Antero Midstream LLC	11/20/2014	06 15000500000000	Mountain Compressor Station	Deed (Hattie Jones)	Bk 461, Pg 652	Tyler County, West Virginia	Antero Midstream
Antero Resources Corporation (FKA Doris J. Bee and Debbie Hileman, as Second Successor Trustees of the Lawrence L.	Antero Midstream LLC	6/27/2014	0006-0006-0003- 0000	Crestwood West Union Compressor Station and Nichols Compressor Station	Deed (Hileman)	Bk. 330, Pg 704	Doddridge County, West Virginia	Antero Midstream

Owned Real Property:

James Living Trust Dated July 18, 1996, and William Patrick James)
Antero Resources Corporation (FKA Mary Frances Harms, et al. )	Antero Midstream LLC	11/20/2014	10 14001000010000	White Oak Compressor Station	Deed (Harms et al.)	Bk 331, Pg 803	Ritchie County, West Virginia	Antero Midstream
Antero Resources Corporation (FKA Mary Frances Harms, et al.)	Antero Midstream LLC	11/20/2014	10 14001000020000	White Oak Compressor Station	Deed (Harms et al.)	Bk 331, Pg 803	Ritchie County, West Virginia	Antero Midstream
Antero Resources Appalachian Company (FKA Lynn Reusser and Yvonne Reusser)	Antero Midstream LLC	11/17/2014	20-014002.000	Reusser Compressor Station	Deed (Reusser)	Bk 290, Pg 576	Monroe County, Ohio	Antero Midstream

Owned Real Property:

Antero Resources Corp (FKA Dean R. Pennington and Martha A. Pennington)	Antero Midstream LLC	11/20/2014	0003-0016-0021- 0001	Pennington North Compressor Station	Deed (Pennington)	Bk 345, Pg 377	Doddridge County, West Virginia	Antero Midstream
Jerry L. Nichols	Antero Midstream LLC	5/29/2014	0001-0006-0024- 0000	Nichols Compressor Station	Deed (Nichols)	Bk 330, Pg 187	Doddridge County, West Virginia	Antero Midstream
Shepherd Holding Company Inc.	Antero Midstream LLC	9/22/2014	0001-0004-0001- 0000	Tamela Compressor Station	Deed (Tamela) Deed (Shepherd)	Bk 335, Pg 497	Doddridge County, West Virginia	Antero Midstream
Antero Resources Corp	Antero Midstream LLC	11/20/2014	0001-0006-0006- 0001	Crestwood West Union Compressor Station and Nichols Compressor Station		Bk 345, Pg 377	Doddridge County, West Virginia	Antero Midstream
Antero Resources Corp	Antero Midstream LLC	11/20/2014	0001-0006-0006- 0002	Crestwood West Union Compressor Station and Nichols Compressor Station		Bk 345, Pg 377	Doddridge County, West Virginia	Antero Midstream

Owned Real Property:

Antero Resources Corp	Antero Midstream LLC	11/20/2014	0003-0016-0021- 0001	Pennington North Compressor Station		Bk 345, Pg 377	Doddridge County, West Virginia	Antero Midstream
Antero Resources Corp ( FKA John H. McClain)	Antero Midstream LLC	11/20/2014	0005-0011-0026- 0000	North Canton Compressor Station	Deed (McClain)	Bk 345, Pg 377	Doddridge County, West Virginia	Antero Midstream
Antero Resources Corp ( FKA John H. McClain)	Antero Midstream LLC	11/20/2014	0005-0011-0026- 0001	North Canton Compressor Station	Deed (McClain)	Bk 345, Pg 377	Doddridge County, West Virginia	Antero Midstream
Antero Resources Corp	Antero Midstream LLC	11/20/2014	0005-0011-0025- 0000	North Canton Compressor Station		Bk 345, Pg 377	Doddridge County, West Virginia	Antero Midstream
Antero Resources Corp (FKA Shawn A. Glaspell)	Antero Midstream LLC	11/20/2014	0005-0011-0034- 0003	North Canton Compressor Station	Deed (Glaspell)	Bk 345, Pg 377	Doddridge County, West Virginia	Antero Midstream
Antero Resources Corp	Antero Midstream LLC	11/20/2014	0006-0008-0040- 0001	New Milton Compressor Station		Bk 345, Pg 377	Doddridge County, West Virginia	Antero Midstream
William A. Farr	Antero Midstream LLC	12/31/2014	08 001800010000	Pipeline-West End Connector Loop		Bk 346, Pg 612	Doddridge County, West Virginia	Antero Midstream

Owned Real Property:

Troy C Kirk and Carol Kirk	Antero Midstream LLC	5/23/2014	8-0007-0002- 0000	Mountain Compressor Station (Kirk House)	Deed (Kirk)	Bk 329, Pg 722	Ritchie County, West Virginia	Antero Midstream
Ted A McCullough	Antero Midstream LLC	6/6/2014	03 8000100040000	Mountain Compressor Station	Deed (Ted A. McCullough)	Bk 329, Pg 908	Ritchie County, West Virginia	Antero Midstream
Ted A McCullough	Antero Midstream LLC	6/6/2014	03 8000100050000	Mountain Compressor Station	Deed (Ted A. McCullough)	Bk 329, Pg 908	Ritchie County, West Virginia	Antero Midstream
Dennis R. Blankenship	Antero Midstream LLC	9/5/2014	03 13000800080000	Blankenship Compressor	Deed (Blankenship)	Bk 330, Pg 941	Ritchie County, West Virginia	Antero Midstream
Robert Ripley & Virginia Ripley-Wolfe	Antero Midstream LLC	8/18/2015	01 4000600000000	Middlebourne II (Underwood) Compressor	Deed (Wolfe)	Bk 498, Pg 180	Tyler County, West Virginia	Antero Midstream
James M. Lafferty	Antero Midstream LLC	2/1/2016	4-00010000	Lafferty Compressor Station	Deed (Lafferty)	Bk 342, Pg 257	Ritchie County, West Virginia	Antero Midstream
James M. Lafferty	Antero Midstream LLC	2/1/2016	4-00010001	Lafferty Compressor Station	Deed (Lafferty)	Bk 342, Pg 257	Ritchie County, West Virginia	Antero Midstream

Owned Real Property:

Anderson L. Stover & Lueva M. Stover	Antero Midstream LLC	5/6/2016	03 000200010000	West Union Office #3		Bk 372, Pg 276	Doddridge County, West Virginia	Antero Midstream
Shawnray M. & Maranda Huffman	Antero Midstream LLC	9/23/2016	06 8003300010000	Beside Wick Compressor	Deed (Huffman)	Bk 544, Pg 760	Tyler County, West Virginia	Antero Midstream
Ronald B. Spencer, as Executor under the Will of Earldean O. Spencer; and Rhonda S. Rossetti, as Executrix under the Will of Earldean O. Spencer	Antero Midstream LLC	6/1/2017	08 12000100000000	Pipeline Project		Bk 387, Pg 34	Doddridge County, West Virginia	Antero Midstream
Larry F. Hadley and Charity A. Hadley	Antero Midstream LLC	6/14/2017	01 17000900000000	East Mountain Compressor Station	Deed (Hadley)	Bk 568, Pg 152	Tyler County, West Virginia	Antero Midstream
Christopher J. Salina and Kathryn E. Salina	Antero Midstream LLC	6/30/2017	08 7001800000000	Pipeline- West End Connector Loop		Bk 387, Pg 708	Doddridge County, West Virginia	Antero Midstream

Owned Real Property:

WSD Properties, LLC	Antero Midstream LLC	10/27/2016	06 8003100000000	Wick Compressor Station	Deed (WSD Properties, LLC)	Bk 547, Pg 264	Tyler County, West Virginia	Antero Midstream
Landefeld Family Farm, LLC	Antero Midstream LLC	10/31/2016	12-019015.000		Lease (Landefeld)	Bk 343, Pg 782	Monroe County, Ohio	Antero Midstream
Rover Pipeline, LLC	Antero Midstream LLC	3/6/2017	20-020010.000			Bk 352, Pg 790	Monroe County, Ohio	Antero Midstream
Raymond F. Miller & Saloma J. Miller, h/w	Antero Midstream LLC	9/26/2014	21-008021.000	Miller Compressor Station	Deed (Miller)	Bk 285, Pg 754	Monroe County, Ohio	Antero Midstream
Raymond F. Miller & Saloma J. Miller, h/w	Antero Midstream LLC	9/26/2014	21-009027.000		Deed (Miller)	Bk 285, Pg 754	Monroe County, Ohio	Antero Midstream
Mark E. Headley, married	Antero Midstream LLC	7/22/2015	21-012018.000	Loraditch Compressor Station and access road	Deed (Headley)	Bk 310, Pg 552	Monroe County, Ohio	Antero Midstream
James S. Olee	Antero Midstream LLC	10/5/2015	34-0021328.000	Lily Compressor Station	Deed (Olee)	Bk 272, Pg 480	Noble County, Ohio	Antero Midstream

Owned Real Property:

James S. Olee	Antero Midstream LLC	10/5/2015	34-0050148.000	Lily Compressor Station	Deed (Olee)	Bk 272, Pg 480	Noble County, Ohio	Antero Midstream
James S. Olee	Antero Midstream LLC	10/5/2015	34-0050149.000	Lily Compressor Station	Deed (Olee)	Bk 272, Pg 480	Noble County, Ohio	Antero Midstream
Hall Drilling, LLC	Antero Midstream LLC	10/18/2017			Deed (Hall Drilling, LLC)	Bk 279, Pg 628	Doddridge County, West Virginia	Antero Midstream
Helen M. Ruble and Ira E. Ruble	Antero Resources Corp	2/26/2014			Deed (Ruble)	Bk 437, Pg 800	Tyler County, West Virginia	Antero Resources Corp
Clara Mae Hurst and Peggy Lou Hurst	Antero Resources Corp	12/12/2013			Deed (Hurst)	Bk 1524, Pg 444	Harrison County, West Virginia	Antero Resources Corp

SCHEDULE 5.08(c)

Leased Real Property (Lessee)

[see attached]

1

Leased Real Property

Grantor	Grantee	Use	Deed/ Lease *if applicable	County of Other Relevant Jurisdiction and State
Norman I. Sines & Victoria D. Sines	Antero Midstream	Crestwood Victoria Station	Leased	Doddridge County, West Virginia
Jeffrey Scott Hill & Tammy Y. Hill, Trustees of the Hill Family Trust	Antero Midstream	E2 Energy Upper Hill Station	Leased	Noble County, Ohio
J.J. Detweiler Enterprises W. Richard Robertson & L. Sue Robertson	Antero Midstream	E2 Energy Upper Hill Station	Leased	Noble County, Ohio
Carla Jean Crum, Debra Ann Foraker & Gary Brett Baker & Terry Quaye Hague	Antero Midstream	Antero Crum Station	Leased	Noble County, Ohio

2

SCHEDULE 5.14

Subsidiaries and Other Equity Investments; Loan Parties

Part A – Subsidiaries

Subsidiary	Restricted/Unrestricted	Equity Interests
Antero Midstream LLC	Restricted	100% of membership interests owned by Antero Midstream Partners LP
Antero Treatment LLC	Restricted	100% of membership interests owned by Antero Midstream Partners LP
Antero Water LLC	Restricted	100% of membership interests owned by Antero Midstream Partners LP
Antero Midstream Finance Corporation	Restricted	1,000 shares, representing 100% of capital stock, owned by Antero Midstream Partners LP

Part B – Other Equity Investments

•      Antero Midstream LLC owns a 15% interest in Series B of M3 Appalachia Operating, LLC

•      Antero Midstream LLC owns a 50% interest in Sherwood Midstream LLC

Part C – Loan Parties

3

Loan Party	Jurisdiction of Formation	Address of Principal Place of Business	U.S. Taxpayer Identification Number
Antero Midstream Partners LP	Delaware	1615 Wynkoop Street Denver, Colorado 80202	46-4109058
Antero Midstream LLC	Delaware	1615 Wynkoop Street Denver, Colorado 80202	46-5517375
Antero Treatment LLC	Delaware	1615 Wynkoop Street Denver, Colorado 80202	30-0882879
Antero Water LLC	Delaware	1615 Wynkoop Street Denver, Colorado 80202	47-2263453
Antero Midstream Finance Corporation	Delaware	1615 Wynkoop Street Denver, Colorado 80202	81-3742749

4

SCHEDULE 5.23

Material Contracts

•     The Antero Corp Agreements

•     Limited Liability Company Agreement of Sherwood Midstream LLC, dated as of February 6, 2017

•     Second Amended and Restated Series Designation for Series B of M3 Appalachia Operating, LLC, M3 Appalachia Holdings, LLC, Vega Midstream SGG, LLC, Antero Midstream LLC, WGL Midstream, Inc., VED NPI III, LLC and VED NPI V, LLC with respect to the ownership and governance of Stonewall Gas Holdings, LLC and Stonewall Gas Gathering LLC

5

SCHEDULE 6.12

Guarantors

Antero Midstream LLC

Antero Treatment LLC

Antero Water LLC

Antero Midstream Finance Corporation

6

SCHEDULE 7.02

Existing Indebtedness

None.

7

SCHEDULE 7.03(f)

Existing Investments

•      Antero Midstream LLC’s 15% Investment in Series B of M3 Appalachia Operating, LLC

•      Antero Midstream LLC’s 50% Investment in Sherwood Midstream LLC

8

SCHEDULE 7.08

Affiliate Transactions

•      The Antero Corp Agreements

9

SCHEDULE 7.09

Burdensome Agreements

None.

10

SCHEDULE 10.02

Administrative Agent’s Office, Certain Addresses for Notices

Borrower:

Antero Midstream Partners LP

Attn: Al Schopp

1615 Wynkoop Street

Denver, Colorado 80202

Email: aschopp@anteroresources.com

Telephone: (303) 357-7310

Fax: (303) 357-7315

Website: www.anteromidstream.com

Administrative Agent, Swingline Lender and an L/C Issuer:

Wells Fargo Bank, National Association

c/o Wells Fargo Energy Group

Attn: Suzanne F. Ridenhour

1700 Lincoln St., 6th Floor

Denver, CO 80203 MAC C7300-061

11

EXHIBIT A-1

FORM OF LOAN NOTICE

Date:  ___________, _____

To:          Wells Fargo Bank, National Association, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of October 26, 2017 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Antero Midstream Partners LP (the "Borrower"), the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and L/C Issuer.

The undersigned hereby requests (select one):

☐  A Borrowing of Loans                                                  ☐  A conversion or continuation of Loans

1.             On ______________________________ (a Business Day).

2.             In the amount of $______________________________.

3.             Requested Loan is to be a [Base Rate Loan][Eurodollar Rate Loan].

4.             For Eurodollar Rate Loans:  with an initial Interest Period of _____ months.

The Borrowing, if any, requested herein complies with the provisos to the first sentence of Section 2.01 of the Agreement.

ANTERO MIDSTREAM PARTNERS LP

By:	Antero Midstream Partners GP LLC, its general partner
By:
Name:
Title:

12

EXHIBIT A-2

FORM OF SWINGLINE LOAN NOTICE

Date:  ___________, _____

To:          Wells Fargo Bank, National Association, as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of October 26, 2017 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Antero Midstream Partners LP (the "Borrower"), the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and L/C Issuer.

The undersigned hereby requests a Borrowing of Swingline Loans.

1.        On ______________________________ (a Business Day).

2.        In the amount of $______________________________.

3.        For the term of _____ [days][months].

4.        Disbursed to ________ (account number) in _______ (location).

The Borrowing, if any, requested herein complies with the provisos to the first sentence of Section 2.01 of the Agreement and the first sentence of Section 2.16(a) of the Agreement.

ANTERO MIDSTREAM PARTNERS LP

By:	Antero Midstream Partners GP LLC, its general partner
By:
Name:
Title:

1

EXHIBIT B

FORM OF NOTE

$[______]	[_____], 2017

FOR VALUE RECEIVED, the undersigned (the "Borrower"), hereby promises to pay to [   ] (the "Lender"), on the Maturity Date (as defined in the Agreement referred to below) the principal amount of [________ and No/100 Dollars] ($[______]), or such lesser principal amount of Loans (as defined in such Agreement) due and payable by the Borrower to the Lender on the Maturity Date under that certain Amended and Restated Credit Agreement, dated as of October 26, 2017 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and L/C Issuer.

The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates, and at such times as are specified in the Agreement.  All payments of principal of and interest on this Note shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent's Office.  If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein.  This Note is also entitled to the benefits of the Guaranty and is secured by the Collateral.  Upon the occurrence and continuance of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement.  The Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business.  The Lender may also attach schedules to this Note with respect to the date, amount, Type and maturity of its Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and, except for notices for which provision is expressly made in the Loan Documents, notice of protest, demand, intent to accelerate, acceleration, dishonor and non-payment of this Note.

This Note amends, restates, and supersedes (but does not cancel or extinguish the indebtedness evidenced by or constitute a novation of) any note executed by the Borrower prior to the date hereof in favor of the Lender, and the indebtedness formerly evidenced by any such prior notes shall hereafter be evidenced by this Note.

1

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

ANTERO MIDSTREAM PARTNERS LP

By:	Antero Midstream Partners GP LLC, its general partner
By:
Name:
Title:

2

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By

3

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:  _____________

To:       Wells Fargo Bank, National Association, as Administrative Agent under the Agreement defined below

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of October 26, 2017 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Antero Midstream Partners LP (the "Borrower"), the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and L/C Issuer.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the ____________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following for fiscal year-end financial statements]

1.             Attached hereto as Schedule 1 are the fiscal year-end audited financial statements required by Section 6.01(a) of the Agreement (or in lieu of such audited financial statements of the Borrower and the Restricted Subsidiaries, a detailed reconciliation, reflecting such financial information for the Borrower and the Restricted Subsidiaries, on the one hand, and the Borrower and the Subsidiaries, on the other hand, reflecting adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such financial statements) for the fiscal year of the Borrower and its Subsidiaries and, if different, the Borrower and its Restricted Subsidiaries, in each case, ended as of the date set forth above as the Financial Statement Date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following for fiscal quarter-end financial statements]

1.             Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement (or in lieu of such unaudited financial statements of the Borrower and the Restricted Subsidiaries, a detailed reconciliation, reflecting such financial information for the Borrower and the Restricted Subsidiaries, on the one hand, and the Borrower and the Subsidiaries, on the other hand, reflecting adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements) for the fiscal quarter of the Borrower and its Subsidiaries and, if different, the Borrower and its Restricted Subsidiaries, in each case, ended as of the date set forth above as the Financial Statement Date.  Such financial statements fairly present the financial condition, results of operations, stockholders' equity and cash flows of the Borrower and its Restricted Subsidiaries or Borrower and its

Subsidiaries, as applicable, in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.             The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements.

3.             A review of the activities of the Borrower and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower and its Subsidiaries performed and observed all their Obligations under the Loan Documents [add, if applicable: except as hereinafter listed], and to the best knowledge of the undersigned as of the date hereof no Default or Event of Default under the Agreement has occurred and is continuing as of the date hereof [add, if applicable: except the following list of each Default or Event of Default under the Agreement, and its nature and status, that has occurred and is continuing as of the date of this Certificate] [add, if prior to the Collateral Release Date:, and, as of the date hereof, the Mortgage Requirement has been satisfied].

4.             The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date set forth above as the Financial Statement Date.

5.             Attached hereto as Schedule 3 is a discussion of budgeted versus actual results with respect to the financial statements for the fiscal [year-end][quarter] of the Borrower ended as of the date set forth as the Financial Statement Date.

6.             Attached hereto as Schedule 4 are reports of the throughput with respect to each of the Pipeline Systems as of the date of this Certificate.

7.             [Use if this Compliance Certificate relates to fiscal year-end financial statements: Attached hereto as Schedule 5 is an updated Perfection Certificate.]

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________, 20__.

ANTERO MIDSTREAM PARTNERS LP

By:	Antero Midstream Partners GP LLC, its general partner
By:
Name:
Title:

SCHEDULE 1

to the Compliance Certificate

in accordance with the Agreement

(See attached)

For the Fiscal Quarter/Year ended __________, 20__ ("Financial Statement Date")

SCHEDULE 2

to the Compliance Certificate

in accordance with the Agreement

($ in 000's)

Section 7.11(a) – Consolidated Interest Coverage Ratio. [Complete for Measurement Periods not ending during an Investment Grade Period.]
A.	Consolidated EBITDA for the Measurement Period:
	1.	Consolidated Net Income for the Measurement Period:	$___________
	2.	Consolidated Interest Charges for the Measurement Period	$___________
	3.	Income tax expense (including any franchise taxes to the extent based upon net income) for the Measurement Period:	$___________
	4.	Depreciation and amortization expense for the Measurement Period:	$___________
	5.	Other non-cash items reducing Consolidated Net Income for the Measurement Period:	$___________
	6.	Material Project Consolidated EBITDA Adjustments for the Measurement Period:	$___________
	7.	Income tax credits (including with respect to franchise taxes to the extent based upon net income) for the Measurement Period:	$___________
	8.	Non-cash items increasing Consolidated Net Income for the Measurement Period:	$___________
	9.	Consolidated EBITDA (Lines I.A.1 + I.A.2 +I.A.3 + I.A.4 + I.A.5 + I.A.6 - I.A.7 - I.A.8):	$___________
B.	Consolidated Interest Charges (Line I.A.2):		$___________
C.	Consolidated Interest Coverage Ratio (Line I.A.9 ÷ Line I.B)		_____ to 1.00
Minimum Required:			2.50 to 1.00

1

II.	Section 7.11(b) – Consolidated Total Leverage Ratio.
	A.	Consolidated Funded Indebtedness as of the Financial Statement Date:		$___________
	B.	Consolidated EBITDA for the Measurement Period (Line I.A.9):		$___________
	C.	Consolidated Total Leverage Ratio (Line II.A ÷ Line II.B):		_____ to 1.00
	Maximum Permitted under Section 7.11(b):			5.00 to 1.00[1] (or on any date of determination during an Acquisition Period, 5.50 to 1.00)
III.	Section 7.11(c) – Consolidated Senior Secured Leverage Ratio. [Complete for Measurement Periods ending after a Financial Covenant Election is made, and not ending during an Investment Grade Period.]
	A.	Consolidated Senior Secured Indebtedness:
		1.	Consolidated Funded Indebtedness as of the Financial Statement Date (Line II.A.3):	$___________
		2.	Consolidated Funded Indebtedness that is not secured by a Lien for the Measurement Period:	$___________
		3.	Consolidated Senior Secured Indebtedness (Line III.A.1 – Line III.A.2):	$___________
	B.	Consolidated EBITDA (Line I.A.9):		$___________
	C.	Consolidated Senior Secured Leverage Ratio (Line III.A.3 ÷ Line III.B.):		_____ to 1.00
		Maximum Permitted under Section 7.11(c):		3.75 to 1.00

1 Increases to 5.25 to 1.00 for Measurement Periods ending after a Financial Covenant Election is made, and Measurement Periods ending during an Investment Grade Period.

2

SCHEDULE 3

to the Compliance Certificate

in accordance with the Agreement

(See attached)

1

SCHEDULE 4

to the Compliance Certificate

in accordance with the Agreement

(See attached)

1

SCHEDULE 5

to the Compliance Certificate

in accordance with the Agreement

(See attached)

1

EXHIBIT D-1

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [the][each]2 Assignor identified in item 1 below ([the][each, an] "Assignor") and [the][each]3 Assignee identified in item 2 below ([the][each, an] "Assignee").  [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]4 hereunder are several and not joint.]5  Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Credit Agreement identified below (the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor's][the respective Assignors'] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, the Swingline Loans and the Letters of Credit included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] "Assigned Interest").  Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1. Assignor[s]:

2. Assignee[s]:

2         For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language.  If the assignment is from multiple Assignors, choose the second bracketed language.

3         For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language.  If the assignment is to multiple Assignees, choose the second bracketed language.

4         Select as appropriate.

5         Include bracketed language if there are either multiple Assignors or multiple Assignees.

1

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.       Borrower(s):  Antero Midstream Partners LP

4.       Administrative Agent:  Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement

5.       Credit Agreement:  Amended and Restated Credit Agreement dated as of October 26, 2017, among Antero Midstream Partners LP, as the Borrower, the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and L/C Issuer

6.       Assigned Interest[s]:

Assignor[s][6]	Assignee[s][7]	Aggregate Amount of Commitment/Loans for all Lenders[8]	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans[9]	CUSIP Number

		$________________	$_________	____________%
		$________________	$_________	____________%
		$________________	$_________	____________%

[7.     Trade Date:           __________________]10

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

6         List each Assignor, as appropriate.

7         List each Assignee, as appropriate.

8         Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

9         Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

10       To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

2

ASSIGNOR

[Consented to and]11 Accepted:

WELLS FARGO, NATIONAL ASSOCIATION, as
Administrative Agent

By:
Title:

[Consented to:][12]

By:
Title:

11         To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

12         To be added only if the consent of the Borrower and/or other parties (e.g., L/C Issuer) is required by the terms of the Credit Agreement.

3

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.         Representations and Warranties.

1.1.      Assignor.  [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Restricted Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Restricted Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.      Assignee.  [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.06(b)(iii),  (v) and (vii) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.         Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.         General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

4

EXHIBIT D-2

FORM OF ADMINISTRATIVE QUESTIONNAIRE

[Form of Administrative Questionnaire follows this cover page.]

1

Antero Midstream Partners LP

ADMINISTRATIVE DOCUMENTS

Antero Midstream Partners LP

$1,500,000,000 SENIOR SECURED CREDIT FACILITY

ADMINISTRATIVE DETAILS FORM

It is very important that all of the requested information be completed accurately and that this questionnaire be returned promptly. If your institution is sub-allocating its allocation, please fill out an administrative questionnaire for each legal entity.

Legal Name of Lender to appear in Documentation:

Signature Block Information:

Signing Credit Agreement:	Yes	No

Coming in via Assignment:	Yes	No

Type of Lender:

(Bank, Asset Manager, Broker/Dealer, CLO/CDO, Finance Company, Hedge Fund, Insurance, Mutual Fund, Pension Fund, Other Regulated Investment Fund, Special Purpose Vehicle or Other, please specify)

Taxpayer ID Number:

MEI Number:
Foreign Entity:	Yes	No

If yes, please complete and return appropriate FOREIGN IRS Form (usually Form W-8BEN or W-ECI) as well as provide SWIFT Code for Patriot Act certification purposes and fill out the 2 below fields:

SWIFT

Country of Origin

FOR INTERNAL PURPOSES ONLY (FOREIGN INSTITUTIONS)

Patriot Act Certification Effective Date:

Patriot Act Certification Expiration Date:

1 - 2	CONFIDENTIAL

2

Antero Midstream Partners LP

ADMINISTRATIVE DOCUMENTS

Contacts/Notification Methods: Borrowings, Paydowns, Interest, Fees, etc.

	Primary Credit Contact	Secondary Credit Contact
Name:
Title:
Address:

Telephone:

Facsimile:
E-Mail Address:
	Primary Operations Contact	Secondary Operations Contact
Name:
Title:
Address:

Telephone:

Facsimile:
E-Mail Address:
	Primary L/C Contact	Secondary L/C Contact
Name:
Title:
Address:

Telephone:

Facsimile:
E-Mail Address:

	Electronic Distribution	Contact	Information
Name:		Address cont’d:
Title:		Telephone:
Address:		E-Mail Address:

1 - 3	CONFIDENTIAL

3

Antero Midstream Partners LP

ADMINISTRATIVE DOCUMENTS

Lender’s Domestic Wire Instructions

Bank Name:
City and State:
ABA/Routing No.:
Account Name:
Account No.:
FFC Account Name:
FFC Account No.:
Attention:
Reference:

Lender’s Foreign Wire Instructions (please include wiring instructions for EACH currency as applicable)

Bank Name:
ABA/Routing No.:
Account Name:
Account No.:
FFC Account Name:
FFC Account No.:
Attention:
Reference:
SWIFT:
Country of Origin:

, hereby authorizes Wells Fargo Bank to rely on the payment instructions contained in this
Administrative Details Form.

By:

Its:

1 - 4	CONFIDENTIAL

4

Antero Midstream Partners LP

ADMINISTRATIVE DOCUMENTS

TAX REPORTING INFORMATION (PLEASE REVIEW THE INFORMATION BELOW AND SUBMIT THE APPROPRIATE IRS TAX FORM ALONG WITH THIS COMPLETED ADMINISTRATIVE DETAILS QUESTIONNAIRE).

TAX DOCUMENTS

U.S. DOMESTIC INSTITUTIONS:

If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification).  Please be advised that we request that you submit an original Form W-9.

U      Attach Form W-9 for current Tax Year

U      Confirm Tax ID Number:

FOREIGN INSTITUTIONS:

I. Corporations:

If your institution is incorporated outside of the United States for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution:

a.)      Form W8BEN (Certificate of Foreign Status of Beneficial Owner),

b.)      Form W-8ECI (Income Effectively Connected to a U.S. Trade or Business),

c.)      Form W-8EXP (Certificate of Foreign Government or Governmental Agency).

A U.S. taxpayer identification number is required for any institution submitting Form W-8ECI. It is also required on Form W-8BEN for certain institutions claiming the benefits of a tax treaty with the U.S. Please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. An original tax form must be submitted.

U      Attach Form W-8 for current Tax Year

U      Confirm Tax ID Number:

II. Flow-Through Entities:

If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non U.S. flow-through entity, an original Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners. Please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax form(s) must be submitted.

U      Attach Form W-8 for current Tax Year

U      Confirm Tax ID Number:

Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned prior to the first payment of income. Failure to provide the proper tax form when requested may subject your institution to U.S. tax withholding.

1 - 5	CONFIDENTIAL

5

EXHIBIT E

FORM OF PERFECTION CERTIFICATE

[Form of Perfection Certificate follows this cover page.]

FORM OF PERFECTION CERTIFICATE

October 26, 2017

Reference is made to that certain Amended and Restated Credit Agreement (as amended, restated, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Antero Midstream Partners LP, a Delaware limited partnership (the “Debtor”), the lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent (in such capacity and together with its successors and assigns, the “Administrative Agent”), the Swingline Lender and L/C Issuer. Capitalized terms used herein but not otherwise defined herein shall have the meaning assigned such terms in the Credit Agreement.

In connection with the Credit Agreement, the Debtor and other Grantors, as applicable, have entered into, or intend to enter into, as applicable, the Security Agreement, the Mortgages and other Collateral Documents (collectively, the “Security Documents”).

As of the Certification Date (as defined below), each of the undersigned (the “Grantors”) hereby certifies to the Administrative Agent as follows:

I. CURRENT INFORMATION

A.             Legal Names, Organizations, Jurisdictions of Organization and Organizational Identification Numbers.  The full and exact legal name (as it appears in each respective certificate or articles of incorporation, limited liability company agreement or similar organizational documents, in each case as amended to date), the type of organization, the jurisdiction of organization (or formation, as applicable), and the organizational identification number (not tax i.d. number) of the Debtor and each other Grantor are as follows:

Name of Debtor/Grantor	Type of Organization (e.g. corporation, limited liability company, limited partnership)	Jurisdiction of Organization/ Formation	Organizational Identification Number

6

B.             Chief Executive Offices and Mailing Addresses. The chief executive office address and the preferred mailing address (if different than chief executive office) of the Debtor and each other Grantor are as follows:

Name of Debtor/Grantor	Address of Chief Executive Office	Mailing Address (if different than CEO)

C.             Special Debtors.   Except as specifically identified below none of the Grantors is a: (i) transmitting utility (as defined in Section 9-102(a)(80) of the New York Uniform Commercial Code), (ii) primarily engaged in farming operations (as defined in Section 9- 102(a)(35) of the New York Commercial Code), (iii) a trust, (iv) a foreign air carrier within the meaning of the federal aviation act of 1958, as amended or (v) a branch or agency of a bank which bank is not organized under the law of the United States or any state thereof.

Name of Debtor/Grantor	Type of Special Grantor

D.             Trade Names/Assumed Names.

Current Trade Names. Set forth below is each trade name or assumed name currently used by the Debtor or any other Grantor or by which the Debtor or any Grantor is known or is transacting any business:

Debtor/Grantor	Trade/Assumed Name

E.             Changes in Names, Jurisdiction of Organization or Corporate Structure.

Except as set forth below, neither the Debtor nor any other Grantor has changed its name, jurisdiction of organization or its corporate structure in any way (e.g. by merger, consolidation, change in corporate form, change in jurisdiction of organization or otherwise) within the past five (5) years:

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Debtor/Grantor	Date of Change	Description of Change

F.             Prior Addresses.

Except as set forth below, neither the Debtor nor any other Grantor has changed its chief executive office, within the past five (5) years:

Debtor/Grantor	Prior Address/City/State/Zip Code

G.            Acquisitions of Equity Interests or Assets.

Except as set forth below, neither the Debtor nor any Grantor has acquired the equity interests of another entity or substantially all the assets of another entity within the past five (5) years:

Debtor/Grantor	Date of Acquisition	Description of Acquisition

H.            Corporate Ownership and Organizational Structure.

Antero Midstream Partners LP owns 100% of Antero Midstream LLC, 100% of Antero Treatment LLC, 100% of Antero Water LLC and 100% of Antero Midstream Finance Corporation. Antero Midstream LLC owns 15% of Series B of M3 Appalachia Operating, LLC and 50% of the membership interest in Sherwood Midstream LLC.

II.               INFORMATION REGARDING CERTAIN COLLATERAL

A.             Investment Related Property

1.             Equity Interests.  Set forth below is a  list of all equity interests owned by the Debtor and each Grantor together with the type of organization which issued such equity interests (e.g. corporation, limited liability company, partnership or trust):

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Debtor/Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Ownership Interest	% of Ownership Interest Pledged	Certificate No. (if uncertificated, please indicate so)	Par Value

2.               Securities Accounts.  Set forth below is a  list of all securities accounts in which the Debtor or any other Grantor customarily maintains securities or other assets:

Debtor/Grantor	Type of Account	Name & Address of Financial Institutions

3.                 Commodities Accounts. Set forth below is a  list of all commodities accounts in which the Debtor or any other Grantor has an interest:

Debtor/Grantor	Type of Account	Name & Address of Commodity Broker or Financial Institutions

4.               Deposit Accounts. Set forth below is a  list of all bank accounts (checking, savings, money market or the like) of the Debtor or any other Grantor:

Debtor/Grantor	Type of Account	Bank Name & Account Number

5.             Debt Securities & Instruments. Set forth below is a  list of all debt securities and instruments owed to the Debtor or any other Grantor:

Debtor/Grantor	Issuer of Instrument	Principal Amount of Instrument	Maturity Date

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6.             Letter of Credit Rights. Set forth below is a  list of all letters of credit issued in favor of the Debtor or any other Grantor, as beneficiary thereunder:

Issuer	Beneficiary	Principal Amount	Date of Issuance	Maturity Date

B.             Intellectual Property. Set forth below is a  list of all copyrights, patents, and trademark, all applications and licenses thereof and other intellectual property owned or used, or hereafter adopted, held or used, by the Debtor and each other Grantor:

1.             Copyrights, Copyright Applications and Copyright Licenses

Debtor/Grantor	Title	Filing Date/Issued Date	Status	Application/ Registration No.

2.             Patents, Patent Applications and Patent Licenses

Debtor/Grantor	Title	Filing Date/Issued Date	Status	Application/ Registration No.

3.             Trademarks, Trademark Applications and Trademark Licenses

Debtor/Grantor	Title	Filing Date/Issued Date	Status	Application No./ Registration No.

4.             Other

Antero Treatment LLC owns the following IP rights associated with a treatment facility being constructed by Veolia Water Technologies, Inc.

C.             Tangible Personal Property in Possession of Warehousemen, Bailees and Other Third Parties.  Except as set forth below, no persons (including, without limitation, warehousemen and bailees) other than the Debtor or any other Grantor have possession of any material amount (fair market value of $1,000,000 or more) of tangible personal property of the Debtor or any other Grantor:

Debtor/Grantor	Address/City/State/Zip Code	County	Description of Assets and Value

D.             Real Estate and Related UCC Collateral

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1.              Real Property Interests. Set forth below are all the locations where the Debtor or any other Grantor owns or leases any real property interest including, without limitation, pipeline rights of way, easements, leases, multiple line easements, oil, gas and other mineral property rights and undivided record title or operating rights interests in the properties:

[See Attached Annex I]

2.              Water Rights. Set forth below are all water rights (other than groundwater, riparian rights and other similar rights owned by virtue of or appurtenant to a fee interest in real property):

Debtor/Grantor	Address/City/State/Zip Code	County

3.             “As Extracted” Collateral. Set forth below are all the locations where the Debtor or any other Grantor owns, leases or has an interest in any wellhead or minehead:

Debtor/Grantor	Address/City/State/Zip Code	County

4.             Timber to be Cut. Set forth below are all locations where the Debtor or any other Grantor owns goods that are timber to be cut:

Debtor/Grantor	Address/City/State/Zip Code	County

5.             Flood Hazard Property. Set forth below is a schedule of any real property on which a building (broadly defined as required by regulation) or mobile home,1  owned or leased by the Debtor or any other Grantor is located:

Property Name	County	State	Grantor / Lessor	Agreement - Entity	Date	Recording Info	Parcel

1  A building is an (a) structure with two or more outside rigid walls and a fully secured roof, that is affixed to a permanent site; or (b) a manufactured home (a “manufactured home,” also known as a mobile home, is a structure built on a permanent chassis, transported to its site in one or more sections, and affixed to a permanent foundation); or (c) A travel trailer without wheels, built on a chassis and affixed to a permanent foundation, that is regulated under the community’s floodplain management and building ordinances or laws. “Building” does not mean a gas or liquid storage tank or a recreational vehicle, park trailer, or other similar vehicle, except as described above.

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SECTION 1.      Clearwater Properties:

Grantee: TMP: State: County: District: Parcel ID Legal Description: Gross Acres: DEED Book/Page Recording Date Surface/MineralsNPRI Use Purchase Date

E.             Contracts:

1.             Burdensome Contracts. Set forth below is a  list of all contracts that contain a restriction on pledge (including the pledge of equity or other assets) or contain another restriction affecting consummation of the proposed transaction.

Description of Material Contract	Type Restriction on Pledge (if any)	Other Restriction Affecting Consummation of the Proposed Transaction

2.             Government Contracts Set forth below is a  list of contracts with government or quasi-government agencies (including U.S. federal, state or local government or agencies as well as any foreign government or agency).

Description of Material Contract	Type Restriction on Pledge (if any)	Other Restriction Affecting Consummation of the Proposed Transaction

III.           AUTHORITY TO FILE FINANCING STATEMENTS

The undersigned, on behalf of the Debtor and each other Grantor, hereby authorizes the Administrative Agent to file financing or continuation statements, and amendments thereto, in all jurisdictions and with all filing offices as the Administrative Agent may determine, in its reasonable discretion, are necessary or advisable to perfect all security interests granted or to be granted to the Administrative Agent under the Security Documents.   Such financing   statements may describe the collateral in the same manner as described in the Security Documents or may contain an indication or description of collateral that describes such property in any other manner as the Administrative Agent may determine, in its reasonable discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Administrative Agent, including, without limitation, describing such property as “all assets” or “all personal property.”

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IN WITNESS WHEREOF, the undersigned hereto have caused this Perfection Certificate to be executed as of the date first written above (the “Certification Date”) by its officer thereunto duly authorized.

ANTERO MIDSTREAM PARTNERS LP, as Debtor

By:	Antero Midstream Partners GP LLC Its: General Partner

By:	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer, Regional Senior Vice President and Treasurer

ANTERO MIDSTREAM LLC

By:	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer, Regional Senior Vice President and Treasurer

ANTERO TREATMENT LLC

By:	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer, Regional Senior Vice President and Treasurer

ANTERO WATER LLC

By:	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer, Regional Senior Vice President and Treasurer

ANTERO MIDSTREAM FINANCE CORPORATION

By:	Name:	Alvyn A. Schopp
	Title:	Chief Administrative Officer, Regional Senior Vice President and Treasurer

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Annex I

Real Property Interests

[See attached]

1

EXHIBIT F

FORM OF SECURITY AGREEMENT

[Form of Security Agreement follows this cover page.]

2

FORM OF AMENDED AND RESTATED GUARANTY AND COLLATERAL AGREEMENT

dated as of October 26, 2017

made by

ANTERO MIDSTREAM PARTNERS LP,

and

each of the other Grantors party hereto

in favor of

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Administrative Agent

3

TABLE OF CONTENTS

ARTICLE I
Definitions

Section 1.01	Definitions	7
Section 1.02	Other Definitional Provisions; References	10

ARTICLE II
Guaranty
Section 2.01	Guaranty	10
Section 2.02	Payments	11
Section 2.03	Keepwell	11

ARTICLE III
Grant of Security Interest

Section 3.01	Grant of Security Interest	11
Section 3.02	Transfer of Pledged Securities	13
Section 3.03	Grantors Remain Liable under Accounts, Chattel Paper and Payment Intangibles	13

ARTICLE IV
Acknowledgments, Waivers and Consents

Section 4.01	Acknowledgments, Waivers and Consents	13
Section 4.02	No Subrogation, Contribution or Reimbursement	15

ARTICLE V
Representations and Warranties

Section 5.01	Representations in Credit Agreement	16
Section 5.02	Benefit to the Guarantor	16
Section 5.03	Title; No Other Liens	17
Section 5.04	Perfected First Priority Liens	17
Section 5.05	Legal Name, Organizational Status, Chief Executive Office	17
Section 5.06	Prior Names and Addresses	17
Section 5.07	Pledged Securities	17
Section 5.08	Goods	18
Section 5.09	Instruments and Chattel Paper	18
Section 5.10	Accounts	18
Section 5.11	Excluded Assets	18
Section 5.12	Patents, Trademarks and Copyrights	18
Section 5.13	Deposit Accounts and Securities Accounts	18

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5

SCHEDULES:

1.             Notice Addresses

2.             Description of Pledged Securities

3.             Filings and Other Actions Required to Perfect Security Interests

4.             Legal Name, Location of Jurisdiction of Organization, Organizational Identification Number, Taxpayer Identification Number and Chief Executive Office

5.             Prior Names and Prior Chief Executive Offices

6.             Description of Patents and Patent Licenses

7.             Description of Trademark and Trademark Licenses

8.             Description of Copyrights and Copyright Licenses

9.             Deposit Accounts and Securities Accounts

ANNEXES:

I.              Form of Joinder Agreement

II.            Form of Acknowledgment and Consent

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This AMENDED AND RESTATED GUARANTY AND COLLATERAL AGREEMENT, dated as of October 26, 2017, (this “Agreement”) is made by Antero Midstream Partners LP, a Delaware  limited partnership (“Borrower”), each of the other Grantors (as defined below) and Guarantors signatory hereto, in favor of Wells Fargo Bank, National Association, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the Secured Parties, as defined in the Amended and Restated Credit Agreement, dated as of October 26, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, each lender and L/C Issuer from time to time party thereto (the “Lenders”) and the Administrative Agent.

WHEREAS, the Borrower, the Administrative Agent, the Lenders and the other agents and  parties party thereto from time to time have entered into the Credit Agreement to amend and restate that certain Credit Agreement, dated as of October 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Grantors amend and restate that certain Guaranty and Collateral Agreement, dated as of November 10, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement”) and execute and deliver this Agreement to the Administrative Agent  for the benefit of the Secured Parties; and

WHEREAS, the Guarantors will derive substantial direct and indirect benefit from the making of the Loans and other extension of credit to the Borrower pursuant to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises herein and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties, as follows:

ARTICLE I

Definitions

Section 1.01              Definitions.

(a)              Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms as well as all uncapitalized terms which are defined in the UCC (as defined below) on the date hereof are used herein as so defined: Accounts, Chattel Paper, Commercial Tort Claims, Commodity Accounts, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangibles, Proceeds, Securities Accounts, Supporting Obligations, and Tangible Chattel Paper.

(b)              The following terms shall have the following meanings:

“Account Debtor” shall mean a Person (other than any Grantor) obligated on an Account, Chattel Paper, or General Intangible.

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“Administrative Agent” shall have the meaning assigned to such term in the preamble hereto.

“Agreement” shall have the meaning assigned to such term in the preamble hereto.

“Bankruptcy Proceeding” shall have the meaning assigned to such term in Section 10.17(b).

“Borrower” shall have the meaning assigned to such term in the preamble hereto.

“Borrower Parties” shall mean, collectively, the Borrower and its Related Parties.

“Collateral” shall have the meaning assigned to such term in Section 3.01.

“Copyright” shall mean any copyright issued in the United States pursuant to the Copyright Act  of 1976 or any similar right conferred in any other country, including any thereof referred to in Schedule  8 hereto.

“Copyright Licenses” shall mean all written agreements providing for the grant by or to any Grantor of any right to use any material covered by any Copyright, including any thereof referred to in Schedule 8 hereto.

“Credit Agreement” shall have the meaning assigned to such term in the preamble hereto.

“Credit Agreement Termination” shall occur upon termination of the Aggregate Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or  Hedge Bank shall  have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent, the Swingline Lender and the L/C Issuer shall have been made).

“Excluded Bank Account”  means (a) any Deposit Account with a balance of less than $100,000  at any time and (b) any Deposit Account that is exclusively used for payroll, payroll taxes or other employee wage and benefit payments to or for the benefit of any Grantor’s employees.

“Existing Agreement” shall have the meaning assigned such term in the recitals.

“Existing Credit Agreement” shall have the meaning assigned to such term in the recitals.

“Grantor Claims” shall have the meaning assigned to such term in Section 9.01.

“Grantors” shall mean, collectively, (a) the Borrower and (b) the other Guarantors.

“Guarantor” shall mean, collectively, (a) the Borrower, with respect to the obligations to the extent that the Borrower is not the primary obligor with respect thereto and (b) each Restricted Subsidiary of the Borrower that becomes a party hereto from time to time.

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“Guaranty” shall have the meaning assigned to such term in Section 2.01(b).

“Issuers” shall mean, collectively, each issuer of a Pledged Security.

“Lenders” shall have the meaning assigned to such term in the preamble hereto.

“Maximum Liability” shall have the meaning assigned to such term in Section 10.17(b).

“Patent License” shall mean all written agreements providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered by a Patent, including any thereof referred to in Schedule 6 hereto.

“Patents” shall mean patents, patent applications, and patent rights, including any such rights granted upon any reissue, reexamination, division, extension, provisional, continuation, continuation-in- part or other application, certificates of invention and other indicia of invention ownership, and equivalent or similar rights anywhere in the world in inventions and discoveries, including any of the foregoing referred to in Schedule 6 hereto.

“Perfection Exceptions” shall have the meaning assigned to such term in Section 6.02(f).

“Pledged Securities” shall mean, with respect to any Grantor: (a) all Equity Interests owned, held of record or beneficially owned by such Grantor, including but not limited to each of the Equity Interests described or referred to in Schedule 2; and (b) (i) the certificates or instruments, if any, representing such equity interests, (ii) all dividends (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests, (iii) all replacements, additions to and substitutions for any of the property referred to in this definition, including claims against third parties, (iv) the proceeds, interest, profits and other income of or on any of the property referred to in this definition and (v) all books and records pertaining to any of the property referred to in this definition.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Trademark License” shall mean any written agreement providing for the grant by or to any Grantor of any right to use any Trademark, including any thereof referred to in Schedule 7 hereto.

“Trademarks” shall mean: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United

9

States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including any thereof referred to in Schedule 7 hereto, and (b) all renewals thereof.

“UCC” shall mean the Uniform Commercial Code, as it may be amended, from time to time in effect in the State of New York; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

“Vehicles” shall mean all cars, trucks, trailers, construction and earth moving equipment and  other vehicles covered by a certificate of title law of any state and, in any event, shall include all tires and other appurtenances to any of the foregoing.

Section 1.02              Other  Definitional  Provisions;  References.    The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Loan Documents), (b) any reference to any  law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained in the Loan Documents), (d) the words “herein”, “hereof”, “hereby” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including”, (f) the words “asset” and “Property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and (g) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

ARTICLE II

Guaranty

Section 2.01                             Guaranty.

(a)              Each of the Guarantors hereby, jointly and severally, unconditionally and

10

irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and  each of their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower and the Guarantors when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. This is a guarantee of payment and not collection, and the liability of each Guarantor is primary and not secondary.

(b)              Each Guarantor agrees that if the maturity, or other date for the payment, of any of the Obligations is accelerated by bankruptcy or otherwise, such maturity or payment date shall also be deemed accelerated for the purpose of the guarantee contained in this Article II (the “Guaranty”) without demand or notice to such Guarantor. This Guaranty shall remain in full force and effect until the Credit Agreement Termination, notwithstanding that from time to time during the term of the Credit Agreement, no Obligations may be outstanding.

(c)              No payment made by the Borrower, any of the Guarantors, any other guarantor  or any other Person or received or collected by the Administrative Agent or any other Secured Party  from Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of  or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the  maximum liability of such Guarantor hereunder until the Credit Agreement Termination.

Section 2.02                    Payments.   Each  Guarantor  hereby  agrees  and guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in dollars at the Administrative Agent's Office specified pursuant to the Credit Agreement for application in accordance with Section 8.03 of the Credit Agreement.

Section 2.03                    Keepwell.   Each  Qualified  ECP  Guarantor  hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support  as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.03 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.03,  or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until such Guarantor is released from its obligations hereunder in accordance with  Section 10.16 hereof. Each Qualified ECP Guarantor intends that this Section 2.03 constitute, and this Section 2.03 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

ARTICLE III

Grant of Security Interest

Section 3.01                Grant of Security Interest.

(a)           Each Grantor hereby pledges, assigns and transfers to the Administrative Agent,

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and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest and whether now existing or hereafter coming into existence, excluding in all cases all of each Grantor’s right, title and interest in, to and under the Excluded Assets, (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

(i)             all Accounts;

(ii)            all Chattel Paper (whether Tangible Chattel Paper or Electronic    Chattel Paper);

(iii)           all Commercial Tort Claims;

(iv)          all Copyright Licenses and Copyrights;

(v)           all Deposit Accounts;

(vi)          all Documents;

(vii)         all General Intangibles (including rights and interests in, to and under all Secured Hedge Agreements)

(viii)        all Goods (including all Inventory, all Equipment and all Fixtures);

(ix)          all Instruments;

(x)           all Investment Property;

(xi)          all Letter-of-Credit  Rights  (whether or not the letter of credit is evidenced by a writing);

(xii)         all Patent Licenses and Patents;

(xiii)        all Pledged Securities;

(xiv)        all Securities Accounts;

(xv)         all Supporting Obligations;

(xvi)        all Trademark Licenses and Trademarks;

(xvii)      all Vehicles;

(xviii)      all books and records pertaining to the Collateral; and

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(xix)        to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security, guarantees and other Supporting Obligations given with respect to any of the foregoing.

Notwithstanding anything to the contrary in this Agreement if and when any Property shall cease to be an Excluded Asset, a Lien on and security in such Property shall be deemed granted therein.

Section 3.02          Transfer of Pledged Securities.   All certificates  and instruments representing or evidencing the Pledged Securities shall be delivered to and held pursuant hereto by the Administrative Agent or a Person designated by the Administrative Agent and, in the case of an instrument or certificate in registered form, shall be duly indorsed to the Administrative Agent or in blank by an effective endorsement (whether on the certificate or instrument or on a separate writing), and accompanied by any required transfer tax stamps to effect the pledge of the Pledged Securities to the Administrative Agent in accordance with Section 6.08 hereof. During the continuance of an Event of Default, the Administrative Agent shall have the right, at any time in its discretion and without notice, to transfer to or to register in the name of the Administrative Agent, any Secured Party or any  of  its nominees any or all of the Pledged Securities. In addition, during the continuance of an Event of Default, the Administrative Agent shall have the right at any time to exchange certificates or instruments representing or evidencing limited partnership interests or shares for certificates or instruments of smaller or larger denominations.

Section 3.03          Grantors Remain Liable under Accounts, Chattel Paper and Payment Intangibles. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts, Chattel Paper and Payment Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with commercially reasonable procedures and with the terms of any agreement giving rise to each such Account, Chattel Paper or Payment Intangible. Neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any such other Secured Party of any payment or security interest relating to such Account, Chattel Paper or Payment Intangible, pursuant hereto, nor shall the Administrative Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account, Chattel Paper or Payment Intangible (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

ARTICLE IV

Acknowledgments, Waivers and Consents

Section 4.01          Acknowledgments, Waivers and Consents.

(a)           Each Grantor acknowledges and agrees that the obligations undertaken by it under this Agreement involve the guarantee of, and/or the provision of collateral security for, the obligations of Persons other than such Grantor and that such Grantor’s guarantee and/or provision of collateral security for the Obligations are absolute, irrevocable and unconditional under any and all circumstances. In full

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recognition and furtherance of the foregoing, each Grantor understands and agrees, to the fullest extent permitted under applicable law and except as may otherwise be expressly and specifically provided in the Loan Documents, that each Grantor shall remain obligated hereunder (including with respect to the Guaranty made and/or the collateral security provided by such Grantor herein) and the enforceability and effectiveness of this Agreement and the liability of such Grantor, and the rights, remedies, powers and privileges of the Administrative Agent and the other Secured Parties under this Agreement and the other Loan Documents shall not be affected, limited, reduced, discharged or terminated in any way:

(i)           notwithstanding that, without any reservation of rights against any Grantor and without notice to or further assent by any Grantor, (A) any demand for payment of any of the Obligations made by the Administrative Agent or any other Secured Party may be rescinded by the Administrative Agent or such other Secured Party and any of the Obligations continued; (B) the Obligations, the liability of any other Person upon or for any part thereof or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by, or any indulgence or forbearance in respect thereof granted by, the Administrative Agent or any other Secured Party; (C) the Credit Agreement, the other Loan Documents, any Secured Hedge Agreement, Secured Cash Management Agreement or any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as provided herein or therein; (D) the Borrower, any other Grantor or any other Person may from time to time accept or enter into new or additional agreements, security documents, guarantees or other instruments in addition to, in exchange for or relative to, any Loan Document, Secured Hedge Agreement or any Secured Cash Management Agreement, all or any part of the Obligations or any Collateral now or in the future serving as security for the Obligations; (E) any collateral security, guarantee (including the Guaranty) or right of offset at any time held by the Administrative Agent or any other Secured Party for the payment of the obligations may be sold, exchanged, waived, surrendered or released; and (F) any other event shall occur which constitutes a defense or release of sureties generally; and

(ii)           without regard to, and each Grantor hereby expressly waives to  the fullest extent permitted by law any defense now or in the future arising by reason of, (A) the illegality, invalidity or unenforceability of the Credit Agreement, any other Loan Document, any Secured Hedge Agreement, any Secured Cash Management Agreement, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any other Secured Party; (B) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Grantor or any other Person against the Administrative Agent or any other Secured Party; (C) the insolvency, bankruptcy arrangement, reorganization, adjustment, composition, liquidation, disability, dissolution or lack of power of the Borrower or any other Grantor or any other Person at any time liable  for the payment of all or part of the Obligations or the failure of the Administrative Agent or any other Secured Party to file or enforce a claim in bankruptcy or other proceeding with respect to any Person; or any sale, lease or transfer of any or all of the assets of any Grantor, or any changes in the shareholders of any Grantor; (D) the fact that any Collateral or Lien contemplated or intended to be given, created or granted as security for the repayment of the Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other Lien, it being recognized and agreed by each Grantor that they are not entering into this Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the Collateral for the Obligations; (E) any failure of the Administrative Agent or any other Secured Party to marshal assets in favor of any Grantor   or any other Person, to exhaust any Collateral for all or any part of the Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against any Grantor or any other Person or to take any action whatsoever to mitigate or reduce any Grantor’s

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liability under this Agreement, any other Loan Document, any Secured Cash Management Agreement or any Secured Hedge Agreement; (F) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation; (G) the possibility that the Obligations may at any time and from time to time exceed the aggregate liability of such Grantor under this Agreement; or (H) any other circumstance or act whatsoever, including any action or omission of the type described in Section 4.01(a)(i) (with or without notice to or knowledge of any Grantor), which constitutes, or might be construed to constitute, an equitable or legal discharge or defense of the Borrower for the Obligations, or of such Guarantor under the Guaranty or with respect to the collateral security provided by any Grantor herein, or which might be available to a surety or guarantor, in bankruptcy or in any other instance (other than the defense of payment or performance).

(b)           Each Grantor hereby waives to the extent permitted by law: (i) except as expressly provided otherwise in any Loan Document, all notices to such Grantor, or to any other Person, including notices of the acceptance of this Agreement, the Guaranty or the provision of collateral security provided herein, or the creation, renewal, extension, modification, accrual of any Obligations, or notice of or proof of reliance by the Administrative Agent or any other Secured Party upon the Guaranty or upon  the collateral security provided herein, or of default in the payment or performance of any of the Obligations owed to the Administrative Agent or any other Secured Party and enforcement of any right or remedy with respect thereto; or notice of any other matters relating thereto; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the Guaranty and the collateral security provided herein and no notice of creation of the Obligations or any extension of credit already or hereafter contracted by or extended to the Borrower need be given to any Guarantor; and all dealings between the Borrower and any of the other Grantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the Guaranty and on the collateral security provided herein; (ii) diligence and demand of payment, presentment, protest, dishonor and notice of dishonor; (iii) any statute of limitation affecting any  Grantor’s liability hereunder or the enforcement thereof; (iv) all rights of revocation with respect to the Obligations, the Guaranty and the provision of collateral security herein; and (v) all principles or provisions of law which conflict with the terms of this Agreement and which can, as a matter of law, be waived.

(c)          When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor, the Administrative Agent or any other Secured Party may, but shall be under no obligation to, join or make a similar demand on or otherwise pursue or exhaust such rights and remedies as it may have against the Borrower, any other Grantor, or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Grantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Grantor, or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any other Secured Party against any Grantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings. Neither the Administrative Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the Guaranty or any property subject thereto.

Section 4.02          No Subrogation, Contribution or Reimbursement.

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Notwithstanding any payment made by any Grantor hereunder or any set-off or application of funds of  any Grantor by the Administrative Agent or any other Secured Party, no Grantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against the Borrower or any other Grantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Secured Party for the payment of the Obligations, nor shall  any  Grantor seek or be entitled to seek any indemnity, exoneration, participation, contribution or reimbursement from the Borrower or any other Grantor in respect of payments made by such Grantor hereunder, until the Credit Agreement Termination shall have occurred, and each Grantor hereby expressly waives, releases, and agrees not to exercise any such rights of subrogation, reimbursement, indemnity and contribution until the Credit Agreement Termination shall have occurred. If any amount shall be paid to any Grantor on account of such subrogation rights at any time prior to the Credit Agreement Termination, such amount shall be held by such Grantor in trust for the Administrative Agent for the benefit of the Secured Parties, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in accordance with Section 8.03 of the Credit Agreement. Each Grantor further agrees that to the extent that such waiver and release set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement, indemnity and contribution such Grantor may have against the Borrower, any other Grantor, or against any collateral, security, guarantee or right of offset held by the Administrative Agent or any other Secured Party, shall be junior and subordinate to any rights the Administrative Agent and the other Secured Parties may have against the Borrower or such other Grantor and to all right, title and interest the Administrative Agent and the other Secured Parties may have in any collateral or security or guarantee or right of offset. The Administrative Agent, for the benefit of the Secured Parties, may use, sell or dispose of any item of Collateral or security as it sees fit without regard to any subrogation rights any Grantor may have, and upon any disposition or sale, any rights or subrogation any Grantor may have shall terminate.

ARTICLE V

Representations and Warranties

To induce the Administrative Agent and the other Secured Parties to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder and to induce the Lenders and Affiliates of the Lenders to enter into Secured Hedge Agreements, each Grantor hereby represents and warrants to the Administrative Agent and each other Secured Party that:

Section 5.01          Representations in Credit Agreement. In the case of  each Guarantor, the representations and warranties set forth in Article V of the Credit Agreement as they relate to such Guarantor (in its capacity as a Subsidiary of the Borrower, as a Guarantor or as a Borrower Party) or to the Loan Documents or other agreements to which such Grantor is a party are true and correct in all material respects (except that any such representations and warranties that  are qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects) as of such specified earlier date; provided, that each reference in each such representation and warranty to the Borrower’s knowledge shall, for the purposes of this Section 5.01, be deemed to be a reference to such Guarantor’s knowledge.

Section 5.02          Benefit to the Guarantor.  The Borrower is a  member of  an affiliated group of companies that includes each Guarantor, and the Borrower and the Guarantors are

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engaged in related businesses permitted pursuant to Section 7.07 of the Credit Agreement. Each Guarantor (other than the Borrower) is a Subsidiary of the Borrower, and in each case, the guaranty and surety obligations of such Guarantor pursuant to this Agreement are expected to benefit, directly or indirectly, such Guarantor; and it has determined that this Agreement is necessary and convenient to the conduct, promotion and attainment of the business of such Guarantor.

Section 5.03          Title; No Other Liens.  No Grantor has consented to the filing of any financing statement or other public notice with respect to all or any part of the Collateral except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, or   to evidence Permitted Encumbrances.

Section 5.04          Perfected   First   Priority   Liens.      Subject   to  the  Perfection Exceptions (as defined below), the security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (all of which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in duly completed and duly executed form, as applicable, and may be filed by the Administrative Agent at any time on or after the date hereof), the taking of possession or control by the Administrative Agent of the Collateral with respect to which a security interest may be perfected only by possession or control and the taking of other perfection action in accordance with this Agreement, will constitute valid perfected security interests to the extent required hereby in all of the Collateral in favor of the Administrative  Agent, for the ratable benefit of the Secured Parties, as collateral security for such Grantor’s obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof, other than Permitted Encumbrances that have priority over the Liens on the Collateral by operation of law.

Section 5.05          Legal Name, Organizational Status, Chief Executive Office.   On the date hereof,  the correct  legal name of  such Grantor,  its  jurisdiction  of  organization, organizational identification number (if applicable), federal taxpayer identification number and the location of such Grantor’s chief executive office or sole place of business are specified on Schedule 4.

Section 5.06          Prior Names and Addresses.   Schedule 5 correctly sets   forth (a) all legal names that such Grantor has used in the five years prior to the date hereof and (b) any jurisdictions of organization or chief executive offices of such Grantor in the five years prior to the date hereof (if different from that which is set forth in Section 5.05 above).

Section 5.07          Pledged  Securities.   The  shares   (or   such  other  interests)  of Pledged Securities pledged by such Grantor hereunder constitute all the issued and outstanding shares (or such other interests) of all classes of the Equity Interests of each Issuer owned by such Grantor. All the shares (or such other interests) of the Pledged Securities have been duly and validly issued and are fully paid and nonassessable; all documentary, stamp, or other taxes or fees owing in connection with the issuance, transfer and/or pledge of such Pledged Securities hereunder have been paid and such Grantor is the record and beneficial owner of, and has good title to, such Pledged Securities pledged by it hereunder, free of any and all Liens (except for Permitted Encumbrances), options, warrants, puts, calls, or other rights of third Persons, and restrictions or options in favor of, or claims of, any other Person, and has full right and authority to pledge the Pledged

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Securities for the purposes and upon the terms set out herein and the power to transfer the Pledged Securities, free and clear of any Lien (except for Permitted Encumbrances). No dispute, right of setoff, counterclaim or defense exists with respect to all or any part  of the Pledged Securities. Except to the extent permitted by the Credit Agreement, there are no  restrictions on transfer in the Organizational Documents, or other agreement or document governing the Pledged Securities or any other agreement relating thereto which would limit or restrict (a) the grant of a security interest in the Pledged Securities, (b) the perfection of such security interest or (c) the exercise of remedies in respect of such perfected security interest in the Pledged Securities; in each case, as contemplated by this Agreement. Upon the exercise of remedies in respect of the Pledged Securities, a transferee or assignee of a membership interest or partnership interest, as the case may be, of such Person, shall become a member or partner, as the case may be, of such Person, entitled to participate in the management thereof and, upon the transfer of the entire interest of such Grantor, such Grantor shall cease to be a member or partner, as the case may be.

Section 5.08          Goods.  No material portion of the Collateral constituting Goods is in the possession of a bailee that has issued a negotiable or non-negotiable document covering such Collateral, except in the case of Goods covered by a negotiable or non-negotiable documents that is subject hereto and has been delivered to the Administrative Agent.

Section 5.09          Instruments  and Chattel Paper.   Such Grantor  has  delivered to the Administrative Agent all Collateral constituting Instruments and Chattel Paper evidencing Indebtedness, in each case individually in an original amount in excess of $1,000,000. No Collateral constituting Chattel Paper or Instruments contains any statement therein to the effect that such Collateral has been assigned to an identified party other than the Administrative Agent, and the grant of a security interest in such Collateral in favor of the Administrative Agent hereunder does not violate the rights of any other Person as a secured party.

Section 5.10          Accounts.    The  place  where  each  Grantor  keeps   its  records concerning the Accounts, Chattel Paper and Payment Intangibles is 1615 Wynkoop Street, Denver, Colorado 80202, or such other location as such Grantor provides notice of pursuant to Section 6.06.

Section 5.11          Excluded  Assets.    Prior  to  the  applicable   Collateral  Release Date, each Grantor hereby represents and warrants that the Excluded Assets, when taken as a whole, are not material to the business operations or financial condition of the Borrower Parties, taken as a whole.

Section 5.12          Patents, Trademarks and Copyrights.  Schedule 6 hereto includes all material Patents and Patent Licenses owned by such Grantor in its own name as of the date hereof. Schedule 7 hereto includes all material Trademarks and Trademark Licenses owned by such Grantor in its own name as of the date hereof. Schedule 8 herein includes all material Copyright and Copyright  Licenses owned by such Grantor in its own name as of the date hereof. To the best  of  each  such Grantor’s knowledge each Patent, Trademark and Copyright is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in either such Schedules, none of such Patents, Trademarks and Copyrights is the subject of any licensing or franchise agreement. No holding, decision  or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Patent, Trademark or Copyright. No action or proceeding is pending seeking to limit, cancel or question the validity of any Patent, Trademark or Copyright, and which, if adversely determined would have a material adverse effect on the value of any Patent, Trademark or Copyright.

Section 5.13          Deposit Accounts and Securities Accounts.  Schedule 9 correctly sets forth each Deposit Account and each Securities Account held or maintained by such Grantor on the date hereof and identifies whether such Deposit Account is an Excluded Bank Account as of the date hereof.

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ARTICLE VI

Covenants

Each Grantor covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the Credit Agreement Termination, (ii) as to any Grantor, the date upon which all the Equity Interests of such Grantor shall have been sold or otherwise disposed of (to a Person other than a Grantor) in accordance with the terms of the Credit Agreement or (iii) as to any Grantor, the designation of such Grantor as an Unrestricted Subsidiary in accordance with Section 6.17 of the Credit Agreement:

Section 6.01          Covenants in Credit Agreement.   In the case of  each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any Restricted Subsidiary of which it is the parent.

Section 6.02          Maintenance     of     Perfected     Security      Interest;     Further Documentation.Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 5.04 and shall use commercially reasonable efforts to defend such security interest against the claims and demands of all Persons whomsoever except for, in each case, Permitted Encumbrances.

(b)          At any time and from time to time, upon the reasonable request of the Administrative Agent or the Required Lenders through the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly give, execute, deliver, indorse, file or record any  and all financing statements, continuation statements, amendments, notices (including notifications to financial institutions and any other Person), contracts, agreements, assignments, certificates, stock powers or other instruments, obtain any and all governmental approvals and consents and take or cause to be taken any and all steps or acts as the Administrative Agent, or the Required Lenders through the Administrative Agent, may reasonably require in order to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of, the Liens granted by this Agreement or to enable the Administrative Agent or the Required Lenders through the Administrative Agent to enforce, assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively its rights, remedies, powers

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and privileges under this Agreement with respect to such Liens or to otherwise obtain or preserve the full benefits of this Agreement and the rights, powers and privileges herein granted.

(c)          Without limiting the obligations of the Grantors under Section 6.02(b):  (i) each Grantor shall take or cause to be taken all actions (other than any actions required to be taken by the Administrative Agent) to cause the Administrative Agent to (A) have “control” (within the meaning of Sections 9-104, 9-105, 9-106, 9-107 and 8-106 of the UCC) over any Collateral constituting (1) Deposit Accounts (other than Excluded Bank Accounts), (2) Security Accounts, (3) Commodity Accounts, (4) Electronic Chattel Paper or (5) Investment Property (including the Pledged Securities), including executing and delivering any agreements, in form and substance reasonably satisfactory to the Administrative Agent, with depositary banks, securities intermediaries, commodity intermediaries, issuers or other Persons in order to establish “control”, and each Grantor shall promptly notify the Administrative Agent and the other Secured Parties of such Grantor’s acquisition of any such Collateral, and (B) be a “protected purchaser” (as defined in Section 8-303 of the UCC), (ii) each Grantor shall provide ten (10) days’ prior notice to the Administrative Agent (or such shorter period as agreed to by the Administrative Agent) before such Grantor opens a new     Deposit Account, Securities Account or Commodity Account; (iii)   with respect to Collateral (other than certificated securities and goods covered by a document) in the possession of a Person other than such Grantor or the Administrative Agent, such Grantor shall obtain written acknowledgement that such Person holds possession for the Administrative Agent’s benefit;   and (iv)   with respect to any Collateral constituting Goods that are in the possession of a bailee, such Grantor shall provide prompt notice to the Administration Agent and the other Secured Parties of any such Collateral then in the possession of such bailee, and such Grantor shall take or cause to be taken all  actions (other than any actions required to be taken by the Administrative Agent or any other Secured Party) necessary or reasonably requested by the Administrative Agent to cause the Administrative Agent to have a perfected security interest in such Collateral under applicable law.

(d)          Each Grantor shall promptly give notice to the Administrative Agent of, and shall use commercially reasonable efforts to defend the Collateral against, and shall take such other action as may be necessary to remove, any Lien (except for Permitted Encumbrances), suit, action or proceeding that involves the Collateral or that could adversely affect in any material respect the Lien granted by it hereunder, and such Grantor shall use commercially reasonable efforts to defend the security interest and Lien created by this Agreement against the claims and demands of all persons whomsoever.

(e)          This Section 6.02 and the obligations imposed on each Grantor by this Section 6.02 shall be interpreted as broadly as possible in favor of the Administrative Agent and the other Secured Parties in order to effectuate the purpose and intent of this Agreement.

(f)          Notwithstanding anything to the contrary contained herein, no Grantor shall be required to (y) take any action in any jurisdiction (other than the United States of America, any state thereof and the District of Columbia) to perfect any security interest in any Collateral (including Equity Interests of Foreign Subsidiaries) or (z) perfect the security interest in the following other  than by the filing of a UCC financing statement in such Debtor’s jurisdiction of organization: (1) Fixtures, except to the extent that the same are Equipment or are related to real property covered or intended by the Loan Documents to be covered by a Mortgage, (2) Goods other than Inventory or Equipment and (3) goods included in Collateral received by any Person from any Grantor for “sale or return” within the meaning of Section 2-326 of the Uniform Commercial Code of the applicable jurisdiction, to the extent of claims of creditors of such Person (clauses (y) and (z), collectively, the “Perfection Exceptions”).

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Section 6.03          Maintenance of Records.   Such Grantor will  keep  and maintain at its own cost and expense proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied are made of all financial transactions and matters    involving the assets and business of such Grantor in accordance with Section 6.09 of the Credit Agreement, including satisfactory and complete records of the Collateral and a record of all payments received and all credits granted with respect to the Accounts, in accordance with GAAP. For the Administrative Agent’s and the other Secured Parties’ further security, the Administrative Agent, for the ratable benefit of the Secured Parties, shall have a security interest in all of such Grantor’s books and records pertaining to the Collateral, and such Grantor shall make available any such books and records to the Administrative Agent or to its representatives during normal business hours in accordance with Section 6.10 of the Credit Agreement and shall provide such clerical and other assistance as may be reasonably requested with regard thereto.

Section 6.04          Right  of  Inspection.   The  Administrative  Agent  and the other Secured Parties and their respective representatives and independent contractors shall upon reasonable prior notice, have access at reasonable times during normal business hours to all the books, correspondence and records of such Grantor, and the Administrative Agent and the other Secured Parties and their respective representatives may examine the same, take extracts therefrom, make photocopies thereof, and shall, upon reasonable prior notice, also have the right to enter into and upon any premises where any of the Collateral (including Inventory or Equipment) is located for the purpose of inspecting  the same, observing its use or otherwise protecting its interests therein, in each case, in accordance with and subject to the limitations contained in Sections 6.10 of the Credit Agreement, and such Grantor agrees to render to the Administrative Agent and the other Secured Parties and their respective representatives, at such Grantor’s sole cost and expense, such clerical and other assistance as may be reasonably requested with regard to any of the foregoing.

Section 6.05          Further Identification of Collateral.  Such Grantor will  furnish to the Administrative Agent and the Secured Parties from time to time, at such Grantor’s sole cost and expense, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

Section 6.06          Changes in Locations, Name, etc.  Such Grantor  recognizes that financing statements pertaining to the Collateral have been or may be filed where such Grantor maintains any Collateral or is organized. Without limitation of any other covenant herein, prior to the applicable Collateral Release Date, such Grantor will not cause or permit any change (i) to be made to such  Grantor’s name, identity or corporate, limited liability company or limited partnership structure; or (ii) to the identity of any warehouseman, common carrier, other third party transporter, bailee or any agent or processor in possession or control of any Collateral or (iii) to the location of such Grantor’s chief  executive office or such Grantor’s jurisdiction of organization, unless such Grantor shall have first (A) notified the Administrative Agent of such change at least thirty (30) days prior to the effective date of such change (or such shorter time period agreed to in writing by the Administrative Agent), and (B) taken all action reasonably requested by the Administrative Agent or any other Secured Party for the purpose of maintaining the perfection and priority of the Administrative Agent’s security interests under this Agreement. In any notice furnished pursuant to this Section 6.06, such Grantor will expressly state in a conspicuous manner that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purposes of continuing perfection of the Administrative Agent’s security interest in the Collateral.

Section 6.07          Limitations  on  Dispositions  of  Collateral.   The Administrative Agent and the other Secured Parties do not authorize, and such Grantor agrees not to sell, transfer, lease   or

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otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except to the extent permitted by the Credit Agreement.

Section 6.08          Pledged Securities.

(a)          Prior to the applicable Collateral Release Date, if such Grantor owns, holds or shall receive any stock certificate or other instrument (including, without limitation, any certificate or instrument representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate or instrument issued in connection with any reorganization), option or rights in respect of the Equity Interests of any Issuer or shall acquire any additional certificated Equity Interests of any Issuer other than Equity Interests that constitute Excluded Assets, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares (or such other interests) of the  Pledged Securities, or otherwise in respect thereof, such Grantor shall (i) accept the same as the agent of the Administrative Agent and the other Secured Parties, hold the same in trust for the Administrative Agent and the other Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power or other equivalent instrument of transfer reasonably acceptable to the Administrative Agent covering such certificate or instrument duly executed in blank by such Grantor, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations, and (ii) deliver a supplement (in form and substance reasonably satisfactory to the Administrative Agent) to this Agreement updating the Pledged Securities described on Schedule 2 hereto and (iii) take all such further actions as may be reasonably requested by the Administrative Agent, as to permit the Administrative Agent to be a “protected purchaser” to the extent of its security interest as provided in Section 8-303 of the UCC (if the Administrative Agent otherwise qualifies as a protected purchaser.

(b)          In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will  be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 6.08(a) with respect to the Pledged Securities issued by it and (iii) the terms of Section 7.01(c) and Section 7.05 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 7.01(c) or Section 7.05 with respect to the Pledged Securities issued by it. In the case of any Issuer that is not a Grantor hereunder, such Grantor shall promptly cause such Issuer to execute and deliver to the Administrative Agent an Acknowledgment and Consent in substantially the form of Annex II.

(c)          Such Grantor shall furnish to the Administrative Agent such stock powers and other equivalent instruments of transfer as may be required by the Administrative Agent to assure the transferability of and the perfection of the security interest in the Pledged Securities when and as often as may be reasonably requested by the Administrative Agent.

(d)          The Pledged Securities will at all times constitute not less than 100% of the Equity Interests of the Issuer thereof owned by any Grantor (except (i) in the case of any Subsidiary  which is a first-tier CFC, in which case, the Pledged Securities will at all times constitute (A) not less than 65% of the total voting power of all outstanding Voting Stock of such Subsidiary and (B) 100% of the first-tier CFC’s Equity Interests not constituting Voting Stock or (ii) such Equity Interests otherwise constitute an Excluded Asset).

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Section 6.09          Instruments and Tangible Chattel Paper.  If any  amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, such Instrument or Tangible Chattel Paper shall be delivered promptly to the Administrative Agent, duly endorsed in a manner reasonably satisfactory to the Administrative Agent, to be held as Collateral pursuant  to this  Agreement  (provided that  such Grantor  shall not  be required    to

deliver such Instrument or Tangible Chattel Paper to the Administrative Agent the extent the original principal amount thereof is equal to or less than $1,000,000).

Section 6.10          Limitations     on     Modifications,     Waivers,   Extensions    of Agreements Giving Rise to Accounts. Such Grantor will not (a) amend, modify, terminate or waive any provision of any Chattel Paper, Instrument or any agreement giving rise to an Account or Payment Intangible in each case constituting Collateral, or (b) fail to exercise promptly and diligently each and every material right which it may have under any Chattel Paper, Instrument and each agreement giving rise to an Account or Payment Intangible (other than any right of termination), except in the case of (a)  or

(b)      where such action or the failure to do so, as the case may be, individually or in the aggregate, could  not reasonably be expected to have a Material Adverse Effect.

Section 6.11          Patents, Trademarks, Copyrights.

(a)          Such Grantor (either itself or through licensees) will, except with respect to any Trademark that such Grantor shall reasonably determine is of negligible economic value to it, (i) continue to use each Trademark to the extent necessary in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration,

(iv) prior to the Collateral Release Date, not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated;

(b)          Such Grantor will not, except within respect to any Patent that such Grantor shall reasonably determine is of negligible economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated;

(c)          Such Grantor (either itself or through its licensees) will, consistent with past practice, for each work covered by a Copyright that is material to the conduct of such Grantor’s business, continue to mark such work with appropriate copyright notices as necessary and sufficient to establish  and preserve its rights under applicable copyright laws;

(d)          Such Grantor will notify the Administrative Agent promptly if it knows, or has reason to know, that any application or registration relating to any material Patent, Trademark, or Copyright may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office, or any court or tribunal in any country) regarding such Grantor’s ownership of any such Patent, Trademark, or Copyright or its right to register the same or to keep and maintain the same;

(e)          Whenever a Grantor, either by itself or through any agent, employee, licensee or

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designee, shall file an application for the registration of any material Patent, Trademark,  or  Copyright with the United States Patent and Trademark Office or the United States Copyright Office other than United States intent-to-use trademark applications that constitute Excluded Assets, such Grantor shall report such filing to the Administrative Agent within five (5) Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor  shall  execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s and the other Secured Parties’ security interest in any such Patent, Trademark, or Copyright and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby constitutes the Administrative Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the security interest of such Grantor is released in accordance with Section 10.16 hereof;

(f)          Such Grantor will take all reasonable and necessary steps, including in any proceeding before the United States Patent and Trademark Office or the United States Copyright Office to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents, Trademarks, and Copyrights that are material to the business of such Grantor, including filing of applications for renewal, affidavits of use and affidavits of incontestability; and

(g)          In the event that any material Patent, Trademark, or Copyright included in the Collateral is infringed, misappropriated or diluted by a third party shall, unless such Grantor shall reasonably determine that such Patent, Trademark, or Copyright is of negligible economic value to such Grantor which determination such Grantor shall promptly report to the Administrative Agent,  such Grantor shall promptly notify the Administrative Agent after it learns thereof and promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Patent, Trademark, or Copyright.

Section 6.12          Commercial  Tort  Claims.    Prior  to  the   applicable  Collateral Release Date, if such Grantor shall at any time hold or acquire a Commercial Tort Claim that satisfies the requirements of the following sentence, such Grantor shall, within thirty (30) days after such Commercial Tort Claim satisfies such requirements, notify the Administrative Agent and the other Secured Parties in a writing signed by such Grantor containing a brief description thereof, and granting to the Administrative Agent in such writing (for the ratable benefit of the Secured Parties) a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent. The provisions of the preceding sentence shall apply only to a Commercial Tort Claim that satisfies the following requirements: (a) the  monetary  value claimed by or payable to the relevant Grantor in connection with such Commercial Tort Claim shall exceed $1,000,000, and (b) either (i) such Grantor shall have filed a lawsuit or counterclaim or otherwise commenced legal proceedings (including arbitration proceedings) against the Person against whom such Commercial Tort Claim is made, or (ii) such Grantor and the Person against whom such Commercial Tort Claim is asserted shall have entered into a settlement agreement with respect to such Commercial Tort Claim. In addition, to the extent that the existence of any Commercial Tort Claim held or acquired by any Grantor is disclosed by such Grantor in any public filing with the Securities Exchange Commission or  any successor thereto or analogous Governmental Authority, or to the extent that the existence of any  such Commercial Tort Claim is disclosed in any press release issued by any Grantor, then, upon the request of the Administrative Agent, prior to the applicable Collateral Release Date, the relevant Grantor shall, within thirty (30) days after such request is made, transmit  to the Administrative Agent  and the other Secured Parties a writing signed by such Grantor containing a brief description of such Commercial Tort Claim and

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granting to the Administrative Agent in such writing (for the benefit of the Secured Parties) a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent.

ARTICLE VII

Remedial Provisions

Section 7.01          Pledged Securities.

(a)          Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 7.01(b), each Grantor shall be permitted to receive all cash dividends or distributions paid in respect of the Pledged Securities, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other entity rights with respect to the Pledged Securities. Any sums paid upon or in respect of any Pledged Securities upon the liquidation or dissolution of any Issuer, any non-cash distribution of capital made on or in respect of any Pledged Securities or any property distributed upon or with respect to any Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent or except as otherwise permitted by the Credit Agreement, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sum of money or property so paid or distributed in respect of any Pledged Securities shall be received by such Grantor, such Grantor shall hold such money or property in trust for the Administrative Agent for the benefit of the Secured Parties, segregated from other funds of such Grantor, as additional security for the Obligations.

(b)          If an Event of Default shall occur and be continuing, then at any time in the Administrative Agent’s discretion after providing notice to the relevant Grantor pursuant to Section 7.01(a),  (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments, Property or other Proceeds paid in respect of the Pledged Securities and make application thereof to the Obligations in accordance with Section 8.03 of the Credit Agreement, and (ii) any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders (or other equivalent body) of the relevant Issuer or Issuers or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Securities upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative  Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)          Each Grantor hereby authorizes and instructs each Issuer of any Pledged Securities pledged by such Grantor hereunder (and each Issuer party hereto hereby agrees) to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default

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has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and  each Grantor agrees  that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

(d)          After the occurrence and during the continuation of an Event of Default, if the Issuer of any Pledged Securities is the subject of bankruptcy, insolvency, receivership, custodianship or other proceedings under the supervision of any Governmental Authority, then all rights of any Grantor in respect thereof to exercise the voting and other consensual rights which such Grantor would otherwise be entitled to exercise with respect to the Pledged Securities issued by such Issuer shall cease, and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights, but the Administrative Agent shall have no duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.

(e)          Each Grantor hereby authorizes each Issuer (and shall instruct each Issuer by separate instrument) to comply with any request received by it from the Administrative Agent in writing that states that an Event of Default has occurred and is continuing and that seeks to exercise or enforce  any of the rights granted to the Administrative Agent pursuant to Section 7.01(b),  (c), or (d) or Section 3.2.     Each Grantor agrees that the foregoing authorization and instruction shall be sufficient to authorize the Administrative Agent’s exercise or enforcement of such rights, and that such Issuer shall not be required to investigate the accuracy of any request made by the Administrative Agent pursuant to this Section 7.01(e).

Section 7.02          Collections on Accounts, Etc.  The Administrative Agent hereby authorizes each Grantor to collect upon the Accounts, Instruments, Chattel Paper and Payment Intangibles constituting Collateral; provided that, the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify the Account Debtors that the applicable Accounts, Chattel Paper and Payment Intangibles have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent. The Administrative Agent may, upon the occurrence and during the continuance of an Event of Default, in its own name or in the name of others, communicate with the Account Debtors to verify with them to its satisfaction the existence, amount and terms of any Accounts, Chattel Paper or Payment Intangibles.

Section 7.03          Proceeds.   If required by the Administrative Agent  at   any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, Instruments, Chattel Paper and Payment Intangibles, when collected or received by any Grantor, and any other cash or non-cash Proceeds received by any Grantor upon the sale or other disposition of any Collateral, shall be forthwith (and, in any event, within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a special collateral account maintained by the Administrative Agent, subject to withdrawal by the Administrative Agent for the ratable benefit of the Secured Parties only, as hereinafter provided,  and,  until so turned over, shall be held by such Grantor in trust for the Administrative Agent for the ratable benefit of the Secured Parties, segregated from other funds of any such Grantor. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds (including Proceeds constituting collections of Accounts, Chattel Paper or Instruments) while held by the Administrative Agent (or by any Grantor in trust for the Administrative Agent for the ratable

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benefit of the Secured Parties) shall continue to be collateral security for  all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided.  At such intervals as may be agreed upon by such Grantor and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in accordance with Section 8.03 of the Credit Agreement, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Administrative Agent to such Grantor or to whomsoever may be lawfully entitled to receive the same.

Section 7.04          UCC and Other Remedies.

(a)          If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise in its discretion, in addition to all other rights, remedies, powers and privileges granted to them in this Agreement, the other Loan Documents, any Secured Hedge Agreement, any Secured Cash Management Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights, remedies, powers and privileges of a  secured party under the UCC (whether the UCC is in effect in the jurisdiction where such rights,  remedies, powers or privileges are asserted) or any other applicable law or otherwise available at law or equity. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of  any kind (except  any notice required by law) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. If an Event of Default shall occur and be continuing, each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. Any such sale or transfer by the Administrative Agent either to itself or to any other Person shall be absolutely free from any claim of right by any Grantor, including any equity or right of redemption, stay or appraisal which any Grantor has or may have under any rule of law, regulation or statute now existing or hereafter adopted. Upon any such sale or transfer,  the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. The Administrative Agent shall apply the net  proceeds of  any action taken by it pursuant to this Section 7.04,  after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of  the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the other Secured Parties hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with Section 8.03 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including Section 9-615 of the UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale

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or other disposition  of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

(b)          In the event that the Administrative Agent elects not to sell the Collateral, the Administrative Agent retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. Each and every method of disposition of the Collateral described in this Agreement shall constitute a commercially reasonable disposition to the extent permitted by applicable law. The Administrative Agent may appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

Section 7.05          Standards of Exercising Rights and Remedies.  To the extent that Laws impose duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees, to the extent permitted by applicable law, that it is not commercially unreasonable for the Administrative Agent: (a) to fail to incur expenses reasonably deemed significant by the Administrative Agent to prepare Collateral for disposition; (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to  fail to obtain third party consents for the collection or disposition of Collateral to be collected or disposed of; (c) to fail to remove Liens or encumbrances on or any adverse claims against Collateral; (d)  to  exercise collection remedies directly or through the use of collection agencies and other collection specialists; (e) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of the Collateral; (f) to disclaim disposition warranties; (g) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranty return from the collection or disposition of Collateral or (h) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 7.05 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would fulfill the Administrative Agent’s duties under the UCC or other law or any other relevant jurisdiction in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 7.05. Without limitation upon the foregoing, nothing contained in this Section 7.05 shall be construed to grant any rights to each Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Agreement or by any Law in the absence of this Section 7.05.

Section 7.06          Private Sales of Pledged Securities.

(a) Each Grantor acknowledges and agrees that  the Administrative Agent  may be  unable to effect a public sale of any or all the Pledged Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private  sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that, to the extent permitted by applicable law, any such private sale shall be deemed to have been made in a commercially reasonable manner. The  Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the Issuer thereof to

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register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so. Each Grantor agrees to use commercially reasonable efforts to do or cause to be done all such other acts as may reasonably be necessary to make such sale or sales of all or any portion of the Pledged Securities pursuant to this Section 7.06 valid and binding and in compliance with any and all other applicable Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 7.06 will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the  Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 7.06 shall, to the extent permitted by applicable law, be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants. The Administrative Agent may appoint any Person as its agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

Section 7.07          Waiver; Deficiency.   To the extent permitted by  applicable law, each Grantor waives, and agrees not to assert, all claims, damages and demands it may acquire against the Administrative Agent or any Secured Party arising out of the exercise by any of them of any rights hereunder, except to the extent arising solely from the gross negligence or willful misconduct of the Administrative Agent. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any other Secured Party to collect such deficiency.

Section 7.08          Non-Judicial  Enforcement.     The   Administrative  Agent  may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law, each Grantor expressly waives any and all legal rights which might otherwise require the Administrative Agent to enforce its rights by judicial process.

ARTICLE VIII

The Administrative Agent

Section 8.01          Administrative Agent’s Appointment as Attorney-in-Fact, Etc.

(a)          Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in- fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all reasonably appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)          unless being disputed under Section 5.12 of the Credit Agreement, pay or discharge Taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(ii)          execute, in connection with any sale provided for in Section 7.04 or

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Section 7.06, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(iii)        (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) in the name of such Grantor or its own name, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible, Chattel Paper or Payment Intangible or with respect to any other Collateral, and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account, Instrument or General Intangible or with respect to any other Collateral whenever payable; (C) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due   at any time in respect of or arising out of any Collateral; (D) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (E) receive, change the address for delivery, open and dispose of mail addressed to any Grantor, and to execute, assign and indorse negotiable and other instruments for the payment of money, documents of title or other evidences of payment, shipment or storage for any form of Collateral on behalf of and in the name of any Grantor; (F) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (G) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (H) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may  deem  appropriate; (I) assign any Patent, Trademark, or Copyright (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions,  and in such manner, as the Administrative Agent shall in its sole discretion determine; and (J) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(b)          If any Grantor fails to perform or comply with any of its agreements contained herein within the applicable grace periods, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c)          The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 8.01, together with interest thereon at the post-default  rate specified in Section 2.07(b) of the Credit Agreement from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d)          Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue and in compliance hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

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Anything in Section 8.01(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in Section 8.01(a) unless an Event of Default shall have occurred and be continuing.

Section 8.02          Duty of Administrative Agent.  The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account and shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral. Neither the Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or  otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the other Secured Parties hereunder are solely to protect the Administrative Agent’s and the other Secured Parties’ interests in the Collateral and shall not impose any   duty upon the

Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. To the fullest extent permitted by applicable law, the Administrative Agent shall be under no duty whatsoever to make or give any presentment, notice of dishonor, protest, demand for performance, notice of non-performance, notice of intent to accelerate, notice of acceleration, or other notice or demand in connection with any Collateral or the Obligations, or to take any steps necessary to preserve any rights against any Grantor or other Person or ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not it has or is deemed to have knowledge of such matters. Each Grantor, to the extent permitted by applicable law, waives any right of marshaling in respect of any and all Collateral, and waives any right to require the Administrative Agent or any other Secured Party to proceed against any Grantor or other Person, exhaust any Collateral or enforce any other remedy which the Administrative Agent or any other Secured Party now has or may hereafter have against each Grantor or other Person.

Section 8.03          Financing  Statements.     Pursuant  to  the  UCC  and  any  other applicable law, each Grantor irrevocably authorizes the Administrative Agent, its counsel or its representative, at any time and from time to time, to file or record financing statements, continuation statements, amendments thereto and other filing or recording documents or instruments with respect to  the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Additionally, each Grantor authorizes the Administrative Agent, its counsel or its representative, at any time and from time to time, to file or record such financing statements that describe the collateral covered thereby as “all assets of the Debtor”, “all personal property of the Debtor”, in each case “whether now owned or hereafter acquired or arising” or words of similar effect.

Section 8.04          Authority of Administrative Agent.  Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising

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out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

ARTICLE IX

Subordination of Indebtedness

Section 9.01          Subordination of All Grantor Claims.   As used herein,   the term “Grantor Claims” shall mean all debts and obligations of the Borrower or any other Grantor, on the one hand, to any other Grantor on the other hand, whether such debts and obligations now exist or  are  hereafter incurred or arise, or whether the obligation of the debtor thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or obligations  be evidenced by note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such debts or obligations may, at their inception, have been, or may hereafter be created, or the manner in which they have been or  may hereafter be acquired.  After and during the continuation of  an Event of Default, no Grantor shall receive or collect, directly or indirectly, from any obligor in respect thereof any amount upon the Grantor Claims.

Section 9.02          Claims in Bankruptcy.  In the event of  receivership, bankruptcy, reorganization, arrangement, debtor’s relief or other insolvency proceedings involving any Grantor, the Administrative Agent on behalf of the Secured Parties shall have the right to prove their claim in any proceeding, so as to establish their rights hereunder and receive directly from the receiver, trustee or other court custodian, dividends and payments which would otherwise be payable upon Grantor Claims. Each Grantor hereby assigns such dividends and payments to the Administrative Agent for the benefit of the Secured Parties for application against the Obligations as provided under Section 8.03 of the Credit Agreement. Should the Administrative Agent or any other Secured Party receive, for  application upon  the Obligations, any such dividend or payment which is otherwise payable to any Grantor, and which, as between such Grantors, shall constitute a credit upon the Grantor Claims, then upon payment in full of the Obligations, the intended recipient shall become subrogated to the rights of the Administrative Agent and the other Secured Parties to the extent that such payments to the Administrative Agent and the other Secured Parties on the Grantor Claims have contributed toward the liquidation of the Obligations, and such subrogation shall be with respect to that proportion of the Obligations which would have been  unpaid if the Administrative Agent and the other Secured Parties had not received dividends or payments upon the Grantor Claims.

Section 9.03          Payments  Held  in  Trust.    In  the  event   that,  notwithstanding Section 9.01 and Section 9.02, any Grantor should receive any funds, payments, claims or distributions which are prohibited by such Sections, then it agrees: (a) to hold in trust for the Administrative Agent and the other Secured Parties an amount equal to the amount of all funds, payments, claims or distributions so received, and (b) that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them promptly to the Administrative Agent, for the benefit of the Secured Parties; and each Grantor covenants promptly to pay the same to the Administrative Agent.

Section 9.04          Liens  Subordinate.   Each  Grantor  agrees  that,  until the Credit Agreement Termination, any Liens securing payment of the Grantor Claims shall be and remain inferior

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and subordinate to any Liens securing payment of the Obligations, regardless of whether such encumbrances in favor of such Grantor, the Administrative Agent or any other Secured Party presently exist or are hereafter created or attach. Without the prior written consent of the Administrative Agent, upon the occurrence and during the continuation of an Event of Default, no Grantor, during the period in which any of the Obligations are outstanding or any Commitments are in effect, shall (a) exercise or enforce any creditor’s right it may have against any debtor in respect of the Grantor Claims, or (b) foreclose, repossess, sequester or otherwise take steps or institute any action or proceeding (judicial or otherwise, including the commencement of or joinder in any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any Lien held by it.

Section 9.05          Notation  of  Records.   Upon  the  request  of the Administrative Agent, all promissory notes and all accounts receivable ledgers or other evidence of the Grantor Claims accepted by or held by any Grantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Agreement.

ARTICLE X

Miscellaneous

Section 10.01          Waiver.   No failure on the part of  the Administrative   Agent or any other Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, remedy, power or privilege, under this Agreement or any of the other Loan Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. The exercise by the Administrative Agent of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including any rights of set-off.

Section 10.02          Notices.    All  notices  and  other  communications provided for herein shall be given in the manner and subject to the terms of Section 10.02 of the Credit Agreement; provided that any such notice, request or demand to or upon any Grantor shall be addressed to any such Grantor at its notice address set forth on Schedule 1.

Section 10.03          Payment of Expenses, Indemnities, Etc.

(a)           Each Grantor agrees to pay or promptly reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preservation and perfection of the Lien of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.04 of the Credit Agreement.

(b)           Each Grantor agrees to pay or promptly reimburse the Administrative Agent and each other Secured Party to the extent the Borrower would be required to do so pursuant to Section 10.04 of the Credit Agreement, for all out-of-pocket expenses (including all costs and expenses of holding, preparing for sale and selling, collecting or otherwise realizing upon the Collateral and all attorneys’ fees, legal expenses and court costs incurred by any Secured Party in connection with (i) the exercise of its

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respective rights and remedies hereunder against such Grantor or the Collateral, including any out-of- pocket expenses that may be incurred in any effort to enforce any of the provisions of this Agreement or any obligation of any Grantor in respect of the Collateral, (ii) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses incurred in any bankruptcy, reorganization, workout or other similar proceeding, or (iii) collecting against such Guarantor under the Guaranty or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Grantor is a party.

(c)          Each Grantor agrees to pay, and to save the Administrative Agent and the other Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including court costs and attorneys’ fees, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement) incurred because of, incident to, or with respect to, the Collateral (including any exercise of rights or remedies in connection therewith) or the execution, delivery, enforcement, performance and administration of this Agreement, to the extent the Borrower would be required to do so pursuant to Section 10.04 of the Credit Agreement. All amounts for which any Grantor is liable pursuant to this Section 10.03 shall be due and payable by such Grantor to the Secured Parties upon demand.

Section 10.04          Amendments in Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.01 of the Credit Agreement.

Section 10.05          Successors and Assigns.  This Agreement shall be  binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the other Secured Parties and their successors and assigns; provided, that except as permitted by the  Credit Agreement, no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent and the Lenders, and any such purported assignment, transfer or delegation shall be null and void.

Section 10.06          Third Party Beneficiaries.  Each Grantor acknowledges that each Secured Party is an express third party beneficiary of this Agreement, and that this Agreement shall be and inure for the benefit of each Secured Party, and its respective permitted successors and assigns. In furtherance of, and not in limitation of, the preceding sentence, provisions herein that provide the Administrative Agent with rights and remedies shall not be deemed to exclude any other applicable Secured Parties from exercising such rights and remedies in the event that the Administrative Agent fails to exercise such rights and remedies.

Section 10.07          Invalidity.   In the event that any one or  more of   the provisions contained in this Agreement or in any of the Loan Documents to which a Grantor is a party shall, for any reason, be held invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 10.08          Counterparts.   This Agreement may be executed in  any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed

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counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 10.09          Survival.    The  obligations  of  the  parties  under Section 10.03 shall survive the repayment of the Loans and the termination of the Letters of Credit, Secured Hedge Agreements, Secured Cash Management Agreements, Credit Agreement, and aggregate Committed Amounts. To the extent that any payments on the Obligations or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or  equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent’s and the other Secured Parties’ Liens, security interests, rights, powers and remedies under this Agreement and each Collateral Document shall continue in full force and effect. In such event, each Collateral Document shall be automatically reinstated and each Grantor shall take such action as may be reasonably requested by the Administrative Agent and the other Secured Parties to effect such reinstatement.

Section 10.10          Captions.   Captions  and section headings  appearing  herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

Section 10.11          No Oral Agreements.   The Loan Documents embody   the entire agreement and understanding between the parties and supersede all other agreements and understandings between such parties relating to the subject matter hereof and thereof. The Loan Documents represent the final agreements among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements among the parties.

Section 10.12          Governing Law; Submission to Jurisdiction.

(a)          THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)          ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF  NEW YORK, AND,  BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

(c)          EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY

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THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 10.02 OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 10.02 (OR ITS ASSIGNMENT  AND ASSUMPTION), SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH COPIES ARE DEPOSITED IN THE MAIL. NOTHING HEREIN SHALL  AFFECT  THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

(d)          EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO  THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF  LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10.12.

Section 10.13          Acknowledgments.

(a)          Each Grantor hereby agrees and acknowledges that:

(i)          each Lender and its respective Affiliates (collectively, solely for  purposes of this Section 10.13, the “Lenders”) may have economic interests that conflict with those of the Grantor;

(ii)          the transactions with the Lenders contemplated by the Loan Documents, the Secured Hedge Agreements and the Secured Cash Management Agreements are arm’s-length commercial transactions between the Lenders, on the one hand, and the applicable Grantors, on the other;

(iii)          it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(iv)          nothing in any Loan Document, any Secured Hedge Agreement or any Secured Cash Management Agreement will be deemed to create an advisory, fiduciary or agency relationship between the Lenders and the Grantors, their partners or their Affiliates;

(v)          in connection with the transactions contemplated by the Loan Documents and with the process leading to such transactions each Lender is acting solely as a principal and not the agent or fiduciary of any Borrower Party, or of any Borrower Party’s management, partners, creditors or other Affiliates;

(vi)          no Lender has assumed a fiduciary responsibility in favor of any Grantor with respect to the transactions with Lenders contemplated by the Loan Documents, any Secured Hedge

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Agreement or any Secured Cash Management Agreement or the process leading thereto (irrespective of whether any Lender or any of its Affiliates has advised or is currently advising any Borrower Party on other matters);

(vii)          such Person has consulted its own legal and financial advisors to the extent it deemed appropriate;

(viii)          it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto; and

(ix)          it will not claim that any Lender owes a fiduciary duty to such Person in connection with the Loan Documents, any Secured Hedge Agreement or any Secured Cash Management Agreement or the process leading thereto.

(b)          EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF  THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER  LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN  DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT    IT    WILL    NOT    CONTEST    THE    VALIDITY    OR    ENFORCEABILITY    OF   ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

(c)          Each Grantor warrants and agrees that each of the waivers and consents set forth in this Agreement are made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Grantor otherwise may have against the Borrower, any other Grantor, the Secured Parties or any other Person or against any collateral. If, notwithstanding the intent of the parties that the terms of this Agreement shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

Section 10.14          Additional Grantors.   Each Subsidiary of  the Borrower    that is required to become a party to this Agreement pursuant to Section 6.12 of the Credit Agreement and is not a signatory hereto shall become a Guarantor (and therefore a Grantor) for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Joinder Agreement in the form of Annex I hereto.

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Section 10.15          Set-Off.   Each Grantor  agrees  that,  in addition to (and without limitation of) any right of set-off, bankers’ lien or counterclaim a Secured Party may otherwise have, each Secured Party shall have the right and be entitled upon the occurrence and during the continuation of an Event of Default (after consultation with the Administrative Agent), at its option, to offset (a) balances held by it or by any of its Affiliates for account of any Grantor or any Subsidiary at any of its offices, in dollars or in any other currency, and (b) other obligations at any time owing by such Secured Party in connection with any Obligations to or for the credit or account of any Grantor or any Subsidiary, against any principal of or interest on any of such Secured Party’s Loans, or any other amount due and payable to such Secured Party hereunder, which is not paid when due (regardless of whether such balances are then due to such Person), in which case it shall promptly notify the Borrower and the Administrative Agent thereof, provided that such Secured Party’s failure to give such notice shall not affect the validity thereof.

Section 10.16          Releases.

(a)          Release Upon Payment in Full.  Subject to Section 10.09, paragraphs (b), (c) and (d)      of this Section 10.16 and Section 10.17, the grant of a security interest hereunder and all other obligations of the Grantors hereunder and all of rights, powers and remedies in connection herewith shall remain in full force and effect until the Administrative Agent has executed a written release  or  termination statement. Upon the Credit Agreement Termination, the Administrative Agent, at the written request and expense of the Borrower, will promptly execute a written release or termination statement and release, reassign and transfer the Collateral to the Grantors and declare this Agreement to be of no further force or effect.

(b)          Collateral Release Date. So long as no Default or Event of Default has occurred and is continuing, upon the occurrence of the applicable Collateral Release Date and subject to Section 9.10 of the Credit Agreement, the security interest in the Collateral hereunder shall automatically be released and all rights to the Collateral shall automatically revert to the applicable Grantor (except as provided for in Section 9.10 of the Credit Agreement). From and after the applicable Collateral Release Date, at the written request and expense of the Borrower, the Administrative Agent shall promptly execute, deliver and/or file all such further releases, termination statements, documents, agreements, certificates and instruments and do such further acts as the Borrower may reasonably require to evidence or effectuate such release. For the avoidance of doubt, except as provided for in Section 9.10 of the Credit

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Agreement and this Section 10.16(b), upon any Collateral Release Date all terms, conditions, representations, warranties and covenants contained herein shall continue in full force and effect.

(c)          Further Assurances. If any of the Collateral shall be sold, transferred  or  otherwise disposed of by any Grantor (other than any sale, transfer or disposition to another Grantor) in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall promptly (but in any event within ten (10) Business Days of receipt by the Administrative Agent of a written notice from a Borrower Party with respect to such disposition) execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, any Grantor (other than the Borrower) shall be released from its obligations hereunder in the event that all the Equity Interests of such Grantor shall be sold, transferred or otherwise disposed of (other than to another Grantor) in a transaction permitted by the Credit Agreement or such Grantor is designated as an Unrestricted Subsidiary in accordance with the Credit Agreement; provided, that in the case of a disposition of Equity Interests, the Borrower shall have delivered to the Administrative Agent, at least ten (10) Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

(d)          Retention in Satisfaction. Except as may be expressly applicable pursuant to Section 9-620 of the UCC, no action taken or omission to act by the Administrative Agent or the other Secured Parties hereunder, including any exercise of voting or consensual rights or any other action taken or inaction, shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and the Obligations shall remain in full force and effect, until the Administrative Agent and the other Secured Parties shall have applied payments (including collections from Collateral) towards the Obligations in the full amount then outstanding or  until such subsequent time as is provided in Section 10.16(a).

Section 10.17        Reinstatement; Fraudulent Transfers.

(a)          The obligations of each Grantor under this Agreement (including with respect to the Guaranty and the provision of Collateral herein) shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded,  is  declared to be fraudulent or preferential or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Grantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Grantor or any substantial part of its property, or otherwise, all as though such payments had not been made. In such event, each Collateral Document shall be automatically reinstated and each Grantor shall take such  actions as may be reasonably requested by the Administrative Agent or any other Secured Party to effect such reinstatement.

(b)          Each Grantor, and by its acceptance of this Agreement and the rights hereunder  or benefits hereof, the Administrative Agent and each other Secured Party, hereby agrees and confirms that (i) it is the intention of all such Persons that this Agreement and the obligations of each Guarantor under the Guaranty and the Loan Documents not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Proceeding (as defined below), the Uniform Fraudulent Conveyance Act (as adopted by any applicable state), the Uniform Fraudulent Transfer Act (as adopted by any applicable state) or any

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similar Law to the extent applicable to this Agreement and the obligations of each Guarantor under the Guaranty and the Loan Documents and (ii) the aggregate liability of the Guarantor under the Guaranty and the Loan Documents and under the other Loan Documents at any time (but after giving effect to the right of contribution described in Section 4.02) shall not exceed the maximum amount (as to each Grantor, its “Maximum Liability”), (A) that will result in the aggregate obligations of each Grantor under the Guaranty and the Loan Documents not constituting a fraudulent transfer or conveyance under any Bankruptcy Proceeding or any of the other aforementioned acts and laws or (B) which can be secured by each Grantor under any other applicable Law relating to the insolvency of debtors. For purposes hereof, “Bankruptcy Proceeding” with respect to any Person, means (i) any proceeding that shall be instituted or consented to by such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it  or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official   for it or for any substantial part of its property, (ii) any such proceeding shall have been instituted against such Person and either such proceeding shall not be stayed or dismissed for sixty (60) consecutive days or any of the actions referred to above sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or any substantial part of its property) shall occur, or (iii) any proceeding of the type referred to in the  Bankruptcy Code, or any similar foreign, federal or state law for the relief of debtors.

(c)          Each Grantor agrees to the extent permitted by applicable law that the Obligations may at any time and from time to time exceed the Maximum Liability of such Grantor hereunder without impairing the grant of a security interest in the Collateral hereunder or affecting the rights and remedies of each Grantor or any Secured Party hereunder.

Section 10.18          Acceptance.   Each  Grantor  hereby  expressly  waives notice of acceptance of this Agreement, acceptance on the part of the Administrative Agent and the other Secured Parties being conclusively presumed by their request for this Agreement and delivery of the same to the Administrative Agent.

Section 10.19              Amendment and Restatement.

(a)          On the Closing Date, the Existing Agreement shall be amended and restated in its entirety by this Agreement, and the Existing Agreement shall thereafter be of no further force and effect, except that the Grantors, the Administrative Agent and the Secured Parties agree that (i) Liens created under the Existing Agreement shall continue to exist under and be evidenced by this Agreement, (ii) the Existing Agreement shall continue to evidence the representations and warranties made by the Grantors prior to the Closing Date, (iii) except as expressly stated herein or amended, the other Loan Documents are ratified and confirmed as remaining unmodified and in full force and effect with respect to all Obligations, and (iv) the Existing Agreement shall continue to evidence any action or omission performed or required to be performed pursuant to the Existing Agreement prior to the Closing Date (including any failure, prior to the Closing Date, to comply with the covenants contained in the Existing Agreement).  The amendments and restatements set forth herein shall not cure any breach thereof or any “Default” or “Event of Default” under and as defined in the Existing Credit Agreement existing prior to the Closing Date. This Agreement is not in any way intended to constitute a novation of the obligations and liabilities existing under the Existing Agreement.

(b)          The terms and conditions of this Agreement and the Administrative Agent’s and the Secured Parties’ rights and remedies under this Agreement and the other Loan Documents shall apply

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to all of the Obligations incurred under the Existing Credit Agreement as amended and restated by the Credit Agreement and the Letters of Credit issued thereunder.

(c)          On and after the Closing Date, (i) all references to the Existing Agreement (or to any amendment or any amendment and restatement thereof) in the Loan Documents (other than this Agreement) shall be deemed to refer to the Existing Agreement, as amended and restated hereby, (ii) all references to any section (or subsection) of the Existing Agreement or in any Loan Document (but not herein) shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement and (iii) except as the context otherwise provides, on or after the Closing Date, all references to this Agreement herein (including for purposes of indemnification and reimbursement of fees) shall be deemed to be references to the Existing Agreement, as amended and restated hereby.

(d)          This amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver, whether or not similar and, except as expressly provided herein or in any other Loan Document, all terms and conditions of the Loan Documents in full force and effect unless specifically amended hereby or by any other Loan Document.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

BORROWER AND GRANTOR:	ANTERO MIDSTREAM PARTNERS LP

	By:	Name:
Title:

GRANTORS AND GUARANTORS:	ANTERO MIDSTREAM LLC

	By:	Name:
Title:

ANTERO TREATMENT LLC

	By:	Name:
Title:

ANTERO WATER LLC

	By:	Name:
Title:

ANTERO MIDSTREAM FINANCE CORPORATION

	By:	Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL

ASSOCIATION, as Administrative Agent

	By:	Name:
Title:

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Schedule 1

Amended and Restated Guaranty and Collateral Agreement

NOTICE ADDRESSES

Grantor	Address

1

Schedule 2

Amended and Restated Guaranty and Collateral Agreement

DESCRIPTION OF PLEDGED SECURITIES

Grantor	Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	% of Ownership Interest	% of Ownership Interest Pledged	Certificate No. (if uncertificated, please indicate so)	Par Value

2

Schedule 3

Amended and Restated Guaranty and Collateral Agreement

FILINGS AND OTHER REQUIRED ACTIONS TO PERFECT SECURITY INTEREST

Filings

Grantor	State ID#	Jurisdiction of Organization	Filing Type	Filing Jurisdiction

Other Required Actions
3

Schedule 4

Amended and Restated Guaranty and Collateral Agreement

LEGAL NAME, LOCATION OF JURISDICTION OF ORGANIZATION, ORGANIZATIONAL IDENTIFICATION NUMBER, TAXPAYER IDENTIFICATION NUMBER AND CHIEF EXECUTIVE OFFICE

Grantor	State ID#	Taxpayer ID#	Jurisdiction of Organization	Location of Chief Executive Office

4

Schedule 5

Amended and Restated Guaranty and Collateral Agreement

PRIOR NAMES AND PRIOR CHIEF EXECUTIVE OFFICES

Grantor	Prior Names and Trade Names	Jurisdiction Used

Prior Chief Executive Offices:

Grantor	Prior Address/City/State/Zip Code

5

Schedule 6

Amended and Restated Guaranty and Collateral Agreement

PATENTS, PATENT APPLICATIONS AND PATENT LICENSES

Owner	Patent Title	Application No.	Patent No.

6

Schedule 7

Amended and Restated Guaranty and Collateral Agreement

TRADEMARKS, TRADEMARK APPLICATIONS AND TRADEMARK LICENSES

Owner	Trademark	Application No.	Application Date	Reg. No.	Reg. Date

7

Schedule 8

Amended and Restated Guaranty and Collateral Agreement

COPYRIGHTS AND COPYRIGHT LICENSES

Owner	Title	Copyright No.

8

Schedule 9

Amended and Restated Guaranty and Collateral Agreement

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

Grantor	Type of Account	Account Number	Name & Address of Financial Institutions	Excluded Bank Account?

9

Annex I

Joinder Agreement

JOINDER AGREEMENT, dated as of ________________,  20 , made by ___________________________,    a________________(the “Additional Grantor”),  in favor  of Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Secured Parties as defined in the Credit Agreement referred to below. All capitalized  terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, Antero Midstream Partners LP (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”), and the Administrative Agent, have entered into an Amended and Restated Credit Agreement, dated as of October 26, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, the Borrower and certain of the  Borrower’s Subsidiaries have entered into the Amended and Restated Guaranty and Collateral Agreement, dated as of October 26, 2017 (as amended, supplemented or otherwise modified from time to time, the “Guaranty and Collateral Agreement”) in favor of the Administrative Agent for the benefit of  the Secured Parties;

WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guaranty and Collateral Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Joinder Agreement in order to become a party to the Guaranty and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.           Guaranty and Collateral Agreement. By executing and delivering this Joinder Agreement, the Additional Grantor, as provided in Section 10.14 of the Guaranty and Collateral Agreement, hereby becomes a party to the Guaranty and Collateral Agreement as a Grantor (and therefore a Guarantor) thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby (a) gives the Guaranty provided for therein, (b) expressly assumes all obligations and liabilities of a Grantor and Guarantor thereunder and (c) expressly grants to the Administrative Agent, as and to the extent set forth in the Guaranty and Collateral Agreement, for the ratable benefit of the Secured Parties, a security interest in all Collateral owned by such  Additional Grantor to secure all of the Obligations. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1 through 9  to the Guaranty and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Article V of the Guaranty and Collateral Agreement is true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects) on and as the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date.

2.           Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.           Miscellaneous. This Joinder Agreement is a Loan Document executed in connection with the Credit Agreement. Delivery of an executed counterpart of a signature page of this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually  executed  counterpart of this Joinder Agreement.

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IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

11

Annex II

[Form of]

Issuer’s Acknowledgment

The undersigned hereby (i) acknowledges receipt of a copy of that certain Amended and Restated Guaranty and Collateral Agreement, dated as of October 26, 2017 (as amended, supplemented or otherwise modified from time to time, the “Guaranty and Collateral Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty and Security Agreement), made by Antero Midstream Partners LP (the “Borrower”) and certain of the Borrower’s Subsidiaries in favor of the Wells Fargo Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”) for the benefit of the Secured Parties, (ii) agrees promptly to note on its books the security interests granted to the Administrative Agent and confirmed under the Guaranty and Collateral Agreement, (iii) agrees that it will comply with instructions of the Administrative Agent with respect to the applicable Pledged Securities (including all Equity Interests of the undersigned) without further consent by the applicable Grantor, (iv) agrees to notify the Administrative Agent upon obtaining knowledge of any interest in favor of any person in the applicable Pledged Securities that is adverse to the interest of the Administrative Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Guaranty and Collateral Agreement in connection with (a) the registration of any Pledged Securities thereunder in the name of the Administrative Agent or its nominee or (b) the exercise of voting rights by the Administrative Agent or its nominee.

[ISSUER]

By:

Name:

Title:

1

EXHIBIT G-1

FORM OF U.S. Tax Certificate (For Foreign Lenders that are not Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to that certain Amended and Restated Credit Agreement, dated as of October 26, 2017 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Antero Midstream Partners LP (the "Borrower"), the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and L/C Issuer.

Pursuant to the provisions of Section 3.01 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments on the Loan(s) are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or Form W-8BEN-E, as applicable (or any applicable successor form).  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF FOREIGN LENDER]

By:
Name:
Title:

Date: ________ __, 20[ ]

1

EXHIBIT G-2

Form of U.S. Tax Certificate (For Foreign Participants that are not Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to that certain Amended and Restated Credit Agreement, dated as of October 26, 2017 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Antero Midstream Partners LP (the "Borrower"), the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and L/C Issuer.\.

Pursuant to the provisions of Section 3.01 of the Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (v) the interest payments on the Loan(s) are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or Form W-8BEN-E, as applicable (or any applicable successor form).  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF FOREIGN LENDER]

By:
Name:
Title:

Date: ________ __, 20[ ]

2

EXHIBIT G-3

Form of U.S. Tax Certificate (For Foreign Participants that are Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to that certain Amended and Restated Credit Agreement, dated as of October 26, 2017 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Antero Midstream Partners LP (the "Borrower"), the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and L/C Issuer.

Pursuant to the provisions of Section 3.01 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (vi) the interest payments with respect to such participation are not effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or Form W-8BEN-E, as applicable (or an applicable successor form) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or Form W-8BEN-E, as applicable (or an applicable successor form) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Amendment and used herein shall have the meanings given to them in the Agreement.

[NAME OF PARTICIPANT]

By:

Name:

Title:

Date: ________,__, 20[ ]

1

EXHIBIT G-4

FORM OF U.S. Tax Certificate (For Foreign Lenders that are Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to that certain Amended and Restated Credit Agreement, dated as of October 26, 2017 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Antero Midstream Partners LP (the "Borrower"), the Lenders from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and L/C Issuer.

Pursuant to the provisions of Section 3.01 of the Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code and (vi) the interest payments on the Loan(s) are not effectively connected with the undersigned’s or any of its direct or indirect partners/members’ conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or Form W-8BEN-E, as applicable (or an applicable successor form) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or Form W-8BEN-E, as applicable (or an applicable successor form) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement.

[NAME OF FOREIGN LENDER]

By:
Name:
Title:

Date: ________ __, 20[ ]

1

EXHIBIT H

FORM OF MORTGAGE

[Form of Mortgage follows this cover page.]

1

EXHIBIT H

WHEN RECORDED OR FILED, PLEASE RETURN TO: Latham & Watkins LLP 811 Main Street Suite 3700 Houston, Texas 77002 Attention: Dee Alaniz Telephone: (713) 546-7448
(PA, OH, WV)	Space above for County Recorder’s Use

A DEED OF TRUST, CREDIT LINE DEED OF TRUST, OPEN-END MORTGAGE, MULTIPLE INDEBTEDNESS MORTGAGE, FIXTURE FILING, ASSIGNMENT OF AS-EXTRACTED COLLATERAL, SECURITY AGREEMENT AND FINANCING

STATEMENT

FROM

[__________________],
AS TRUSTOR,

IN THE CASE OF THE DEED OF TRUST PROPERTY (AS HEREIN DEFINED) LOCATED IN A DEED OF TRUST STATE (AS HEREIN DEFINED),

TO

[__________________],

AS TRUSTEE

FOR THE BENEFIT OF

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT,

AS BENEFICIARY

AND

IN THE CASE OF THE DEED OF TRUST PROPERTY (AS HEREIN DEFINED) LOCATED IN A MORTGAGE STATE (AS HEREIN DEFINED),

IN FAVOR OF

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS ADMINISTRATIVE AGENT,
AS BENEFICIARY

[_____________], 201[__]

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THE MAXIMUM AMOUNT SECURED BY THIS INSTRUMENT IS $2,000,000,000 (PLUS ACCRUED INTEREST, FEES, COSTS AND EXPENSES MADE AS PROVIDED HEREIN) INSOFAR AS THE DEED OF TRUST PROPERTY SITUATED IN PENNSYLVANIA IS CONCERNED

(ALL NOTICES TO BE GIVEN TO THE BENEFICIARY PURSUANT TO 42 PA.C.S. §8143 SHALL BE GIVEN AS SET FORTH IN SECTION 8.09 OF THIS INSTRUMENT)

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THIS CREDIT LINE DEED OF TRUST SECURES AN OBLIGATION THAT MAY INCREASE AND DECREASE FROM TIME TO TIME.

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT.  IN CERTAIN STATES, A POWER OF SALE MAY ALLOW THE TRUSTEE TO TAKE THE DEED OF TRUST PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE TRUSTOR UNDER THIS INSTRUMENT.

A CARBON, PHOTOGRAPHIC, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES, AND COVERS PROCEEDS OF THE DEED OF TRUST PROPERTY.

THIS INSTRUMENT COVERS pipelines, gathering, delivery, treating and processing facilities, plants and systems and rights-of-way, easements, permits, licenses and leases pertaining thereto and is among other things, a mortgage on both real and personal property, a collateral pledge and assignment of rents and leases, and a security agreement and financing statement under the Uniform Commercial Code on personal property. THIS INSTRUMENT IS TO BE FILED FOR RECORD (INCLUDING AS A FIXTURE FILING AND AS A FINANCING STATEMENT covering gathering and pipeline systems, fixtures, oil, gas and other minerals), AMONG OTHER PLACES, IN THE REAL PROPERTY RECORDS OR SIMILAR RECORDS OF THE COUNTY RECORDERS OF THE COUNTIES LISTED ON EXHIBIT A HERETO.  TRUSTOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE/IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN SECTION 2.01 OF THIS INSTRUMENT.  THIS INSTRUMENT IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS.  THE ADDRESSES OF TRUSTOR AND BENEFICIARY ARE CONTAINED IN THIS INSTRUMENT.

THIS FINANCING STATEMENT IS TO BE FILED OR FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OR SIMILAR RECORDS OF THE RECORDERS OF THE COUNTIES LISTED ON EXHIBIT A HERETO.  THE TRUSTOR HAS AN INTEREST OF RECORD IN THE IMMOVABLE PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN THE EXHIBIT ATTACHED HERETO.

4

i

ii

A DEED OF TRUST, CREDIT LINE DEED OF TRUST, OPEN-END MORTGAGE, MULTIPLE INDEBTEDNESS MORTGAGE, FIXTURE FILING, ASSIGNMENT OF AS-EXTRACTED COLLATERAL, SECURITY AGREEMENT AND FINANCING STATEMENT

This DEED OF TRUST, CREDIT LINE DEED OF TRUST, OPEN-END MORTGAGE, MULTIPLE INDEBTEDNESS MORTGAGE, FIXTURE FILING, ASSIGNMENT OF AS-EXTRACTED COLLATERAL, SECURITY AGREEMENT AND FINANCING STATEMENT (as the same may from time to time be amended, supplemented, amended and restated or otherwise modified, supplemented or replaced, this “Deed of Trust”) is entered into as of [_______], 201[___] by [_______], a [_______] (“Trustor”),whose address for notice is [1615 Wynkoop Street, Denver, Colorado 80202], (i) in the case of the Deed of Trust Property (as hereinafter defined) located in the Deed of Trust State (as hereinafter defined), in favor of [_______], a resident of [_______] County, West Virginia, as trustee, whose address for notice hereunder is [_______] (“Trustee”), for the benefit of Wells Fargo Bank, National Association, as Administrative Agent for the Secured Parties (as hereinafter defined), and (ii) in the case of the Deed of Trust Property located in or adjacent to a Mortgage State (as hereinafter defined), in favor of Wells Fargo Bank, National Association, as Administrative Agent for the Secured Parties (in its capacity under each of (i) and (ii) above, the Administrative Agent, together with its successors and assigns in such capacity, being herein referred to as “Beneficiary”), whose address for notice hereunder is 550 South Tryon Street, 6th Floor, Charlotte, North Carolina 28202.

R E C I T A L S:

A.        On October 26, 2017, [Trustor] [Antero Midstream Partners LP], as borrower, each of the Lenders party thereto (the “Lenders”), the Beneficiary, as administrative agent for the Lenders, and the other financial institutions party thereto as agents entered into that certain Amended and Restated Credit Agreement dated as of October 26, 2017 (such agreement, as may from time to time be amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) pursuant to which, upon the terms and conditions stated therein, the Lenders agreed to make loans and other extensions of credit to the Borrower.

B.         Beneficiary and the Lenders have conditioned their obligations under the Credit Agreement upon the execution and delivery by Trustor of this Deed of Trust, and Trustor has agreed to enter into this Deed of Trust to secure the full and punctual payment and performance of the Obligations.

C.         Therefore, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Trustor hereby agrees as follows:

ARTICLE I.

Definitions

Section 1.01      Terms Defined Above.  As used in the Deed of Trust, each term defined above has the meaning indicated above.

Section 1.02      UCC and Other Defined Terms.  Unless otherwise defined in the Uniform Commercial Code, each capitalized term used in this Deed of Trust and not defined in this Deed of Trust but defined in the Credit Agreement shall have the meaning ascribed to such term in the Credit Agreement. Any capitalized term not defined in either this Deed of Trust or the Credit Agreement shall have the meaning ascribed to such term in the Uniform Commercial Code.

Section 1.03      Definitions.  As used herein, the following terms have the meanings specified below:

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“Bankruptcy Code” has the meaning ascribed to such term in Section 3.01(c).

“Beneficiary” has the meaning ascribed to such term in the introductory paragraph hereto.

“Collateral” has the meaning ascribed to such term in Section 2.02.

“Credit Agreement” has the meaning ascribed to such term in Recital A hereto.

“Credit Agreement Termination” means the termination of the Aggregate Commitments and payment in full of all Obligations (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements as to which arrangements satisfactory to the applicable Cash Management Bank or Hedge Bank shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent, the Swingline Lender and the L/C Issuer shall have been made).

“Deed of Trust” has the meaning ascribed to such term in the introductory paragraph hereto.

“Deed of Trust Property” has the meaning ascribed to such term in Section 2.01(c).

“Deed of Trust State” has the meaning ascribed to such term in Section 2.01(a).

“Event of Default” has the meaning ascribed to such term in Section 5.01.

“Grantor” has the meaning ascribed to such term in the Security Agreement.

“Hydrocarbons” has the meaning ascribed to such term in Section 2.01(c)(v).

“Indemnified Parties” has the meaning ascribed to such term in Section 5.20.

“Lenders” has the meaning ascribed to such term in Recital A hereto.

“Mortgage State” has the meaning ascribed to such term in Section 2.01(b).

“Real Property” has the meaning ascribed to such term in Section 2.01(c)(i).

“Rents” means all amounts, proceeds or accounts (including accounts in the form of joint interest billings) and general intangibles of Trustor now or hereafter existing, or hereafter acquired by, or on behalf of, Trustor or Trustor's successors-in-interest, relating to the sale, purchase, marketing, exchange, processing, treating, compressing, handling, storage, transporting, transmitting or gathering of Hydrocarbons, payable to or to become payable to Trustor or to which Trustor is or becomes entitled under all leases, assignments, agreements, instruments or other contracts or transactions now or hereafter to become a part of the Deed of Trust Property.

“Trustee” has the meaning ascribed to such term in the introductory paragraph hereto.

“Trustor” has the meaning ascribed to such term in the introductory paragraph hereto.

“Uniform Commercial Code” means the Uniform Commercial Code presently in effect in the State of New York, as the same may be amended from time to time, and any successor statute thereto, except to the extent that the Uniform Commercial Code of some other jurisdiction applies mandatorily or as is specified herein.

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ARTICLE II.

Grant of Lien and Obligations

Section 2.01      Grant of Liens.  To secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations and the performance of the covenants and obligations herein contained, Trustor does by these presents hereby:

(a)        GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN AND SET OVER to Trustee, and grant to Trustee, for the benefit of the Beneficiary, for its benefit and the ratable benefit of the Secured Parties, a POWER OF SALE (pursuant to this Deed of Trust and applicable law) with respect to the Deed of Trust Property that is located in (or cover or relate to properties located in) the State of West Virginia (the “Deed of Trust State”); and

(b)        GRANT, BARGAIN, SELL, MORTGAGE, ASSIGN, WARRANT, PLEDGE AND HYPOTHECATE, with mortgage covenants (as defined in Section 5302.13 of the Ohio Revised Code), to the Beneficiary and grant to the Beneficiary, in each case, for its benefit and the ratable benefit of the Secured Parties, all of Trustor's right, title, and interest, a POWER OF SALE (pursuant to this Deed of Trust and applicable law) with respect to the Deed of Trust Property that is not granted to Trustee in clause (a) above and shall include, without limitation, the Deed of Trust Property that is located in (or covers or relates to properties located within) the Commonwealth of Pennsylvania and the State of Ohio (each a “Mortgage State”).

(c)        The “Deed of Trust Property” shall mean, collectively, all of Trustor’s rights, titles, interests and estates now owned or hereafter acquired by Trustor in and to the following property (but excluding Excluded Assets; provided that nothing herein shall be construed to limit the Loan Parties’ obligation to satisfy the Mortgage Requirement):

(i)         all that certain real property described in Exhibit A attached hereto and made a part hereof, including any lands, easements or rights-of-way, the description of which is contained in Exhibit A attached hereto or is contained in any instrument or document described in Exhibit A which descriptions of land contained in such instruments or documents are hereby incorporated herein by reference together with all right, title, interest, and privileges of Trustor in and to (a) all streets, roadways, alleys, leases, easements, rights-of-way, permits, licenses, rights of ingress and egress, vehicle parking rights and public places, existing or proposed, abutting, adjacent, used in connection with or pertaining to such real property or the improvements thereon; (b) any strips or gores of real property between such real property and abutting or adjacent properties; (c) all water and water rights, timber and crops pertaining to such real estate; and (d) all appurtenances and all reversions and remainders in or to such real property (collectively, the “Real Property”), it being agreed and understood that the Real Property shall include (1) all of Trustor’s rights, titles, interests, and estates therein even though Trustor’s interests therein may be incorrectly described or a description of a part or all thereof or of Trustor’s interests therein be omitted or incomplete, it being intended by Trustor and Beneficiary herein to cover and affect hereby all interests which Trustor may now own or may hereafter acquire therein and thereto notwithstanding that the interests as specified on Exhibit A may be limited to particular lands, specified depths or particular types of property interests, and (2) any enlargements thereof arising from the discharge of any payments out of production or by the removal of any charges or Liens permitted to exist by Section 7.01 of the Credit Agreement to which any of the Real Property is subject, or otherwise.

(ii)        All rights, titles, interests and estates now owned or hereafter acquired by Trustor in and to all (A) contracts and agreements for the purchase of all or any portion of the Deed of Trust Property, whether such contracts are now or at any time hereafter existing, including, but without

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limitation, any and all earnest money or other deposits escrowed or to be escrowed or letters of credit provided or to be provided by the purchasers under the contracts, including all amendments and supplements to and renewals and extensions of the contracts at any time made, and together with all payments, earnings, income, and profits arising from the sale of all or any portion of the Deed of Trust Property or from the contracts and all other sums due or to become due under and pursuant thereto and together with any and all earnest money, security, letters of credit or other deposits under any of the contracts; (B) contracts, licenses, or permits which are directly or indirectly related to, or connected with, the development, ownership, maintenance or operation of the Deed of Trust Property, whether such contracts, licenses, and permits are now or at any time thereafter existing, and all contacts relating to improvements constructed or to be constructed on or in relation to the Deed of Trust Property; (C) any and all right, title, and interest Trustor may have in any financing arrangements relating to the financing of or the purchase of all or any portion of the Deed of Trust Property by future purchasers; and (D) all other contracts which in any way relate to the use, enjoyment, occupancy, operation, maintenance, repair, management or ownership of the Deed of Trust Property, including, but not limited to, maintenance and service contracts and management agreements; provided that “contracts” shall not include amounts owing to mechanics, materialmen, supplier and other third-parties for goods or services received by Trustor in the ordinary course of business.

(iii)       All rights, titles, interests, and estates now owned or hereafter acquired by Trustor in and to all geological, geophysical, engineering, accounting, title, and other technical or business data concerning any of the Real Property, or any other items of Deed of Trust Property which are in the possession of Trustor or in which Trustor can otherwise grant a security interest, and all books, files, records, magnetic media, computer records, and other forms of recording or obtaining access to such data.

(iv)       All rights, titles, interests, and estates now owned or hereafter acquired by Trustor in and to all improvements, systems, plants, facilities, and Hydrocarbons, insofar as the same constitute line fill and/or line pack, used in connection with the gas gathering and gas treating plants and facilities and pipeline systems, and/or oil, refrigeration, processing, treating, gathering, storage or transportation systems, and all other plants and facilities now owned by Trustor, or hereafter acquired, including all equipment used or useful in connection with such systems, plants and facilities whether now owned or hereafter acquired, and further including without limitation, all loops, laterals, pipe, fittings, connections, valves, side valves, blowdown valves, mainline valves, test leads, mains, meters, dehydrators, scrubbers, controls, casing, casing insulators, casing vents, tubing and piping used in connection with the systems, plants and facilities located on the Real Property, and all of their accessories or component parts, whether or not particularly described herein, constructed for the sale, purchase, marketing, exchange, processing, treating, compressing, handling, storing, transporting, transmitting or gathering of Hydrocarbons consisting of equipment, facilities, compressors, lengths of pipe and any and all other types of pipe actually employed in its construction, including all casings surrounding any piping, all casing seals, casing insulators and casing vents, and all joints, connections or flanges, rods, gauges and all compressor, tank and pump sites, pipe, piping, pipe racks, pumps, engines, compressors, block valves, heaters, coolers, filters, refrigerators, dehydrators, extractors, measurement and pigging facilities, tanks, storage tanks, loading racks, scales, markers of any and all markers, including caution signs, aerial markers, navigable waterway marks, mile posts, and ground markers, and all types of, cathodic protection test stations, regulators, starters, motors, engines, housing, leaders, orifices, skid-mounted equipment, exchangers, regenerators, reboilers, refrigeration equipment, separators, meters, valves, block valves and generators and all other natural gas and all surface or underground facilities, and all fences, and all pressure gauges and other gauges, and all interconnections with other pipelines, and all side valves, blowdown valves, mainline valves, and all test leads, and all materials or gas products or by-products processing, treating, fractionating, refuting, refrigeration, gas gathering, transporting, storing, delivering and/or marketing

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equipment and all other items or types of equipment and associated or component parts or supplies, including any and all machinery, tools, blueprints, plans, furniture, furnishings, fixtures and other goods of Trustor, whether now owned or hereafter acquired and all spare parts, replacements or substitutions thereof and replacements therefor; appurtenances or any portion of the systems, plants, facilities or their above-described associated or component parts as presently existing or as hereafter existing whether as a result of repair, replacement or addition and whether attached to, incorporated with the systems, plants, and facilities or used in connection with the systems, plants and facilities insofar as such additions are used in connection with the systems, plants and facilities, located on the Real Property, and owned by Trustor or any Affiliate of Trustor.

(v)        All rights, titles, interests and estates now owned or hereafter acquired by Trustor in and to all production and inventory, of whatever kind, type or nature, including specifically but without limitation all oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom and all other minerals (collectively, “Hydrocarbons”) which may be produced, saved from, attributable to or transported through any of the Deed of Trust Property, including all oil in tanks, line fill and or line pack in any pipelines and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to any of the Deed of Trust Property, including specifically but without limitation all Liens securing payment of proceeds from the sale of Hydrocarbons, including, without limitation, those liens and security interests securing payment of the proceeds thereof, or owned by Trustor and which may be placed in or is in the process of being passed through, any part of the Deed of Trust Property including as provided in Section 9.343 of the Uniform Commercial Code or any similar statutory provision in the State of Ohio and the State of West Virginia.

(vi)       All tenements, hereditaments, appurtenances and properties in any way appertaining, belonging, affixed or incidental to any of the Real Property that are now owned or which may hereafter be acquired by Trustor, including, without limitation, any and all property, real, immovable or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of the Real Property and including any and all surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties.

(vii)      Any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the Lien and security interest hereof by Trustor or by anyone on Trustor’s behalf (and Trustee is hereby authorized to receive the same at any time as additional security hereunder).

(viii)      Any and all renewals and extensions of any of the Deed of Trust Property described in paragraphs (i) through (vii) above, including all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above, and any and all additional interests of any kind hereafter acquired by Trustor therein or thereto.

(ix)       All property of every kind and character which Trustor has or at any time hereafter acquires, whether real, immovable or personal property, tangible or intangible, or mixed, all other interests of every kind and character which Trustor has or at any time hereafter acquires in and to the types and items of property and interests described in paragraphs (i) through (viii) preceding, all property which is used or useful in connection with the Deed of Trust Property or otherwise, and the proceeds and products of all of the foregoing, whether now owned or hereafter acquired, including, without limitation:

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A.        All present and future personal property;

B.         All present and future increases, profits, combinations, reclassifications, improvements and products of, accessions, attachments and other additions to, tools, parts and equipment used in connection with, and substitutes and replacements for, all or any part of the Deed of Trust Property described in this or any other clause of this paragraph (ix);

C.         All present and future As-Extracted Collateral, Accounts, Equipment, Inventory, contract rights, General Intangibles, Chattel Paper, Documents, Instruments, Fixtures, cash and noncash Proceeds and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds or unearned insurance premiums payable with respect to, or proceeds payable by virtue of warranty or other claims against manufacturers of, or claims against any other Person with respect to, all or any part of the Deed of Trust Property; and

D.        All present and future security for the payment to Trustor of any of the Deed of Trust Property and goods which gave or will give rise to any of such Deed of Trust Property or are evidenced, identified, or represented therein or thereby.

TO HAVE AND TO HOLD (a) the Deed of Trust Property located in the State of West Virginia unto the Trustee, and its successors or substitutes in this trust, and to its or their successors and assigns, in trust, however, upon the terms, provisions and conditions herein set forth, and (b) the other Deed of Trust Property unto Beneficiary, and Beneficiary’s successors and assigns, upon the terms, provisions and conditions herein set forth.

Section 2.02      Grant of Security Interest.  Trustor hereby grants to Beneficiary, for its benefit and the ratable benefit of the Secured Parties, a security interest in and to all of Trustor’s right, title and interest in and to the following Property of Trustor now owned or at any time hereafter acquired by Trustor or in which Trustor now has or at any time in the future may acquire any right, title or interest and whether now existing or hereafter coming into existence, excluding in all cases all of Trustor’s right, title and interest in, to and under the Excluded Assets, (collectively, the “Collateral”) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

(a)        all Accounts;

(b)        all Chattel Paper (whether Tangible Chattel Paper or Electronic Chattel Paper);

(c)        all Commercial Tort Claims;

(d)        all Deposit Accounts, all Commodities Accounts and all Securities Accounts;

(e)        all Documents;

(f)        all General Intangibles (including, without limitation, rights in and under any Hedging Agreement) and all rights under insurance contracts and rights to insurance proceeds;

(g)        all Instruments;

(h)        all Goods (including, without limitation, all Inventory, all Equipment and all Fixtures relating to the Deed of Trust Property);

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(i)         all Investment Property;

(j)         all Letter-of-Credit Rights (whether or not the letter of credit is evidenced by a writing);

(k)        all As-Extracted Collateral;

(l)         all books and records pertaining to the Collateral;

(m)       to the extent not otherwise included in the Collateral, the Deed of Trust Property insofar as the Deed of Trust Property consists of personal property of any kind or character; and

(n)        to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security, guarantees and other Supporting Obligations given with respect to any of the foregoing.

Notwithstanding anything herein to the contrary, if and when any property shall cease to be an Excluded Asset, a Lien on and security interest in such property shall be deemed granted herein.

Section 2.03      Obligations.  This Deed of Trust is executed and delivered by Trustor to secure and enforce the Obligations, whether now in existence or hereafter arising, whether by acceleration or otherwise, and all renewals, restatements, extensions, amendments, increases and changes of, or substitutions or replacements for, all or any part of the Obligations.

Section 2.04      Fixture Filing, Etc.  Without in any manner limiting the generality of any of the other provisions of this Deed of Trust: (a) some portions of the goods described or to which reference is made herein are or are to become fixtures on the land described or to which reference is made herein or on Exhibit A;  (b) the security interests created hereby under applicable provisions of the Uniform Commercial Code will attach to all As-Extracted Collateral, including the Hydrocarbons or the accounts resulting from the sale thereof at the wellhead or minehead located on the land described or to which reference is made herein; (c) with respect to the Deed of Trust Property located in the State of West Virginia, this Deed of Trust is to be filed of record in the real estate records of the county in which the Deed of Trust Property is located as a financing statement, a fixture filing and an As-Extracted Collateral filing; (d) with respect to the Deed of Trust Property located in a Mortgage State, this Deed of Trust is to be attached as an addendum to a completed Form UCC-1 Financing Statement and filed of record: (i) with the Clerk of Court for any county in the State of Ohio as a financing statement, a fixture filing and an As-Extracted Collateral filing, and (ii) with the Recorder of Deeds for any county in the Commonwealth of Pennsylvania as a financing statement, a fixture filing and an As-Extracted Collateral filing; (e) Trustor (debtor) is the record owner of the real estate/immovable property or interests in the real estate/immovable property comprised of the Deed of Trust Property; (f) the name and address of Trustor (debtor) is set forth on Signature Page 1 of this Deed of Trust; and (g) the name and address of the Beneficiary (secured party) is set forth on Signature Page 2 of this Deed of Trust.  A carbon, photographic, facsimile or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement for any of the purposes referred to in this Section 2.04.

Section 2.05      Pro Rata Benefit.  This Deed of Trust is executed and granted for the pro rata benefit and security of the Secured Parties, any Person secured hereby and any and all future holders of an interest in the Obligations and the interest thereon until the Credit Agreement Termination or until the Liens hereby created are released by Beneficiary in accordance with Section 9.10 of the Credit Agreement; it being understood and agreed that possession of any Note at any time by Trustor shall not in any manner extinguish the Obligations, such Notes or this Deed of Trust securing payment thereof, and Trustor shall have the right to issue and reissue any of the

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Notes from time to time as its interest or as convenience may require, without in any manner extinguishing or affecting the Obligations, the obligations under any of the Notes or other Loan Documents, or the security of this Deed of Trust.

ARTICLE III.

Assignment of Rents, Leases and Production

Section 3.01      Assignment.

(a)        In furtherance of and in addition to the assignment made by Trustor herein, Trustor hereby absolutely and unconditionally assigns, sells, transfers, and conveys unto Beneficiary, its successors and assigns, for the ratable benefit of the Secured Parties, in and to all of Trustor’s rights, title and interests in and to all leases, whether now existing or hereafter entered into, and all of Trustor’s rights, title and interests in and to all Rents and Hydrocarbons and the proceeds thereof.  This assignment is an absolute assignment and not an assignment for additional security only.  So long as no Event of Default shall have occurred and be continuing, Trustor shall have a revocable license from Beneficiary to exercise all rights extended to the landlord under the leases, and with respect to the Hydrocarbons and the proceeds thereof, including the right to receive and collect all Rents and all proceeds of Hydrocarbons and to hold the Rents and proceeds of Hydrocarbons in trust for use in the payment and performance of the Obligations and to otherwise use the same.  The foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing.  Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Obligations or solvency of Trustor, the license herein granted shall expire and terminate upon notice by Beneficiary to the Trustor at the address of the Borrower set forth in the introductory paragraph hereto.

(b)        All Rents and proceeds of Hydrocarbons shall be paid directly to Beneficiary, with no duty or obligation of any party paying the same to inquire into the rights of Beneficiary to receive the same, what application is made thereof, or as to any other matter.  Trustor agrees to perform all such acts, and to execute all such further assignments, transfers and division orders, and other instruments as may be required or desired by Beneficiary or any party in order to have said Rents and proceeds so paid to Beneficiary.  In addition to any and all rights of a secured party under Sections 9-607 and 9-609 of the Uniform Commercial Code, Beneficiary is fully authorized to receive and receipt for said Rents and proceeds; to endorse and cash any and all checks and drafts payable to Trustor or Beneficiary for the account of Trustor received from or in connection with said Rents or proceeds and to hold such Rents and proceeds thereof in a bank account as additional collateral securing the Obligations; and to execute and transfer any division orders in the name of Trustor, or otherwise, with warranties binding Trustor.  During the continuation of an Event of Default, all Rents and proceeds received by Beneficiary pursuant to this assignment shall be at Beneficiary’s sole discretion either remitted to Trustor or applied as provided in the Credit Agreement.  Beneficiary shall not be liable for any delay, neglect, or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder; but Beneficiary shall have the right, at its election, in the name of Trustor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by Beneficiary in order to collect such funds and to protect the interests of Beneficiary and/or Trustor with all reasonable, out-of-pocket costs, expenses and attorneys’ fees incurred in connection therewith being paid by Trustor.  Trustor hereby appoints Beneficiary as its attorney-in-fact to pursue any and all rights of Trustor to Liens on and security interests in any property securing payment of proceeds of Hydrocarbons.  In addition to the rights granted to Beneficiary in Section 2.01 of this Deed of Trust, Trustor hereby further transfers and assigns to Beneficiary any and all such Liens, security interests, financing statements or similar interests of Trustor attributable to its interest in the Hydrocarbons, the Rents and the proceeds of the Hydrocarbons arising under or created by any statutory provision, judicial decision or otherwise.  The power of attorney granted to Beneficiary in this Section 3.01, being coupled with an interest, shall be irrevocable until the

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Credit Agreement Termination or all of the Liens hereby created are released in writing by Beneficiary.  Until such time as an Event of Default has occurred and is continuing, (i) Beneficiary hereby grants to Trustor a license to sell such Hydrocarbons and receive proceeds from the sale of Hydrocarbons which license and agreement shall terminate upon such Event of Default and for so long as the same continues upon notice by Beneficiary to the Trustor at the address of the Borrower set forth in the introductory paragraph hereto and (ii) Beneficiary hereby agrees not to exercise any of the rights set forth in this Section 3.01(b).

(c)        Trustor acknowledges that Beneficiary has taken all reasonable actions necessary to obtain, and that upon recordation of this Deed of Trust, Beneficiary shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the leases and all security for such leases, and the Hydrocarbons and the proceeds thereof, subject to the Permitted Encumbrances and in the case of security deposits, rights of depositors and requirements of law.  Trustor acknowledges and agrees that upon recordation of this Deed of Trust, Beneficiary’s interest in the Rents, Hydrocarbons and proceeds thereof shall be deemed to be fully perfected, “choate” and enforced as to Trustor and all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the “Bankruptcy Code”), without the necessity of commencing a foreclosure action with respect to this Deed of Trust, making formal demands for the Rents, Hydrocarbons or proceeds thereof, obtaining the appointment of a receiver or taking any other affirmative action.

(d)        Without limitation of the absolute nature of the assignment of the Rents, Hydrocarbons and proceeds thereof hereunder, Trustor and Beneficiary agree that (i) this Deed of Trust shall constitute a “security agreement” for purposes of Section 552(b) of the Bankruptcy Code, (ii) the security interests created by this Deed of Trust extends to property of Trustor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents, Hydrocarbons or proceeds thereof acquired by the estate after the commencement of any case in bankruptcy.

Section 3.02      No Modification of Payment Obligations.  Nothing herein contained shall modify or otherwise alter the obligation of Trustor to make prompt payment of all principal and interest owing on the Obligations when and as the same become due regardless of whether the Rents and proceeds of the Hydrocarbons are sufficient to pay the same and the rights provided in accordance with the foregoing assignment provision shall be cumulative of all other security of any and every character now or hereafter existing to secure payment of the Obligations.  Nothing in this ARTICLE III is intended to be an acceptance of collateral in satisfaction of the Obligations.

ARTICLE IV.

Representations, Warranties and Covenants

Trustor hereby represents, warrants and covenants as follows:

Section 4.01      Title.  To the extent of the undivided interests specified on attached Exhibit A, Trustor has good record and defensible title to and is possessed of the Deed of Trust Property material to the ordinary conduct of its business, except for such defects in record or title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and subject to Permitted Encumbrances.  The Deed of Trust Property is free of any and all Liens other than Permitted Encumbrances.  Trustor is the legal and beneficial owner of the Collateral free and clear of any and all Liens except Permitted Encumbrances.  Trustor has not consented to the filing of any financing statement or other public notice with respect to all or any part of the Collateral, except such as have been filed in favor of Beneficiary, for its benefit and the ratable benefit of the Secured Parties, pursuant to this Deed of Trust, the Security Instruments or as are filed to secure Permitted Encumbrances.

Section 4.02      Perfected Liens; Defend Title; Further Assurances.

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(a)        This Deed of Trust is, and always will be kept, a direct first priority Lien and security interest upon the real and personal property presently constituting the Deed of Trust Property, subject only to Permitted Encumbrances.  The security interests granted in the Collateral pursuant to this Deed of Trust upon the filing of financing statements in the appropriate offices in the appropriate jurisdictions (which filings have been delivered to Beneficiary in completed form) and the filing of this Deed of Trust in each county in which the Deed of Trust Property is located, will constitute valid perfected (subject only to Permitted Encumbrances) security interests in all of the Collateral in which it is possible to perfect a security interest therein by filing financing statements in such offices and jurisdictions and this Deed of Trust in such counties in favor of Beneficiary, for the ratable benefit of the Secured Parties, as collateral security for the Obligations, enforceable in accordance with the terms hereof prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Encumbrances.

(b)        Trustor will not create or suffer to be created or permit to exist any Lien, security interest or charge prior to or on a parity with the Lien and security interest of this Deed of Trust upon the Deed of Trust Property or the Collateral or any part thereof or upon the rents, issues, revenues, profits and other income therefrom other than Permitted Encumbrances.  Trustor will not create or suffer to be created or permit to exist any Lien, security interest or charge junior to the Lien and security interest of this Deed of Trust upon the Deed of Trust Property or the Collateral or any part thereof or upon the rents, issues, revenues, profits and other income therefrom other than Permitted Encumbrances.

(c)        Trustor will use commercially reasonable efforts to defend the title to the Deed of Trust Property and the Collateral against the claims and demands of all other Persons whomsoever and will maintain and preserve the Lien created hereby until the Credit Agreement Termination (subject to Permitted Encumbrances) or until the Liens hereby created are released by Beneficiary.  Should an adverse claim (other than as contemplated by this Section 4.02) be made against or a cloud develop upon the title which materially affects part of the Deed of Trust Property or the Collateral, Trustor agrees it will use commercially reasonable efforts to promptly defend against such adverse claim or take appropriate action to remove such cloud at Trustor’s cost and expense, and upon the occurrence and during the continuation of an Event of Default, Trustor further agrees that Trustee and/or Beneficiary may take such other action as they deem advisable to protect and preserve their interests in the Deed of Trust Property and the Collateral, and in such event Trustor will indemnify Trustee and Beneficiary against any and all cost, attorney’s fees and other expenses which they may incur in defending against any such adverse claim or taking action to remove any such cloud.

Section 4.03      Further Assurances.  Subject to the limitations set forth in Section 6.02 of the Security Agreement, at any time and from time to time, upon the reasonable request of Trustee, Beneficiary or the Required Lenders through the Administrative Agent, and at the sole expense of Trustor, Trustor will promptly and duly give, execute, deliver, indorse, file or record any and all financing statements, continuation statements, amendments, notices (including, without limitation, notifications to financial institutions and any other Person), contracts, agreements, assignments, certificates, stock powers or other instruments, obtain any and all governmental approvals and consents and take or cause to be taken any and all steps or acts that the Trustee, Beneficiary or the Required Lenders through the Administrative Agent, may reasonably require in order to create, perfect, establish the priority of, or to preserve the validity, perfection or priority of the Liens granted by this Deed of Trust or to enable Trustee, Beneficiary or any Required Lenders through the Administrative Agent to enforce, assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively its rights, remedies, powers and privileges under this Deed of Trust and any other Loan Document with respect to such Liens or to otherwise obtain or preserve the full benefits of this Deed of Trust and the rights, powers and privileges herein granted.

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Section 4.04      Power to Create Lien and Security.  Trustor has full power and lawful authority to grant, bargain, sell, assign, transfer, mortgage, and convey a security interest in all of the Deed of Trust Property and the Collateral in the manner and form herein provided and without obtaining any material authorization, approval, consent or waiver of any lessor, sublessor, Governmental Authority or other party or parties whomsoever that has not been obtained or made.

Section 4.05      Abandonment, Sales.  Trustor will not sell, lease, assign, transfer or otherwise dispose or abandon any of the Deed of Trust Property or the Collateral except as permitted by the Credit Agreement or this Deed of Trust.

Section 4.06      Further Identification of Collateral.  Trustor will furnish to Trustee, Beneficiary and the Lenders from time to time, at Trustor’s sole cost and expense, statements and schedules further identifying and describing the Deed of Trust Property and the Collateral and such other reports in connection with the Deed of Trust Property and Collateral as Trustee or Beneficiary may reasonably request, all in reasonable detail.

Section 4.07      Failure to Perform.  Upon the occurrence and during the continuance of an Event of Default, Trustor agrees that if Trustor fails to perform any act or to take any action which Trustor is required to perform or take hereunder or pay any money which Trustor is required to pay hereunder, each of Beneficiary and Trustee in Trustor’s name or its or their own name may, but shall not be obligated to, perform or cause to perform such act or take such action or pay such money, and any expenses so incurred by either of them and any money so paid by either of them shall be a demand obligation owing by Trustor to Beneficiary or Trustee, as the case may be, and each of Beneficiary and Trustee, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment.  Each amount due and owing by Trustor to each of Beneficiary and Trustee pursuant to this Deed of Trust shall bear interest from the date of such expenditure or payment or other occurrence which gives rise to such amount being owed to such Person until paid at the default rate set forth in the Credit Agreement, and all such amounts together with such interest thereon shall be a part of the Obligations.

ARTICLE V.
Rights and Remedies

Section 5.01      Event of Default.  An “Event of Default” under the Credit Agreement shall be an Event of Default under this Deed of Trust.

Section 5.02      Foreclosure and Sale.  (a) If an Event of Default shall occur and be continuing, to the extent provided by applicable law, Beneficiary shall become and be entitled, as of right, without notice and without regard to the adequacy of the Deed of Trust Property or the Collateral as security for the Obligations hereby secured (a) to employ counsel to enforce payment of the obligations secured hereby, (b) to proceed with foreclosure by: (i) with respect to that portion of the Deed of Trust Property located in or adjacent to the Deed of Trust State directing the Trustee to proceed by power of sale, and (ii) with respect to that portion of the Deed of Trust Property located in or adjacent to a Mortgage State, (A) judicial action or proceeding, or (B) if permitted in that Mortgage State by power of sale to sell all or any portion of such Deed of Trust Property and (c) to exercise such other rights and remedies granted herein, in any other Loan Document or by law and equity, which rights and remedies shall be cumulative and not exclusive.  Trustee or Beneficiary (as the case may be) may sell said Deed of Trust Property either as a whole or in separate parcels, and in such order as it may determine.  The purchase price shall be payable in lawful money of the United States at the time of the sale.  In exercising the power of sale contained herein, Trustee or Beneficiary (as the case may be) may hold one or more sales of all or any portion of the Deed of Trust Property by public announcement at the time and place of sale set forth in the notice thereof, and from time to time thereafter may postpone such sale or sales of all or any portion of the Deed of Trust Property to the same or separate days by public announcement at such time fixed by the preceding

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postponement.  Any Person, including Trustee or Beneficiary, may purchase at such sale.  Beneficiary may credit bid at any such sale, and if Beneficiary is the successful purchaser, it may apply any of the outstanding Obligations secured hereby in settlement of the purchase price.  Beneficiary may resort to and realize upon the security hereunder and any other real or personal property security now or hereafter held by Beneficiary for the Obligations secured hereby in such order and manner as Beneficiary may, in its sole discretion, determine.  Resort to any or all such security may be taken concurrently or successively and in one or several consolidated or independent judicial actions or nonjudicial proceedings, or both.  Nothing contained herein shall be construed so as to limit in any way Trustee’s or Beneficiary’s (as the case may be) rights to sell the Deed of Trust Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering.  Trustor hereby irrevocably appoints Trustee, with respect to the Deed of Trust Properties located in the Deed of Trust State, and Beneficiary, with respect to the Deed of Trust Properties located in a Mortgage State, to be the attorney of Trustor and in the name and on behalf of Trustor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which Trustor ought to execute and deliver and do and perform any and all such acts and things which Trustor ought to do and perform under the covenants herein contained and generally, to use the name of Trustor in the exercise of all or any of the powers hereby conferred on Trustee and Beneficiary, provided, however, that Trustee and Beneficiary each hereby agree not to exercise its rights under this power of attorney unless an Event of Default has occurred and is continuing.  At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee or Beneficiary to have physically present, or to have constructive possession of, the Deed of Trust Property and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee or Beneficiary shall contain a general warranty of title, binding upon Trustor and its successors and assigns, (iii) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed, (iv) the receipt of Trustee or Beneficiary or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (v) to the fullest extent permitted by law, Trustor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Trustor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Trustor and (vi) to the extent and under such circumstances as are permitted by law, Beneficiary may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Obligations in lieu of cash payment.

(b)        Upon the happening and during the continuance of any of the Events of Default, Beneficiary is and shall be entitled to all of the rights, powers and remedies afforded a secured party by the Uniform Commercial Code with respect to the Collateral, or Trustee or Beneficiary may proceed as to both the real/immovable and personal property covered hereby in accordance with the rights and remedies granted under this Deed of Trust in respect of the real/immovable property covered hereby.  Without limiting the generality of the foregoing, Beneficiary, without demand of performance or other demand, presentment, protest, advertisement, notice of intent to accelerate, notice of acceleration or notice of any kind (except any notice required by law referred to below) to or upon Trustor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the

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foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of Beneficiary, Trustee or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  Beneficiary, Trustee or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Trustor, which right or equity is hereby waived and released.  If an Event of Default shall occur and be continuing, Trustor further agrees, at Beneficiary’s request, to assemble the Collateral and make it available to Beneficiary at places which Beneficiary shall reasonably select, whether at Trustor’s premises or elsewhere.  Any such sale or transfer by Beneficiary either to itself or to any other Person shall be absolutely free from any claim of right by Trustor, including any equity or right of redemption, stay or appraisal which Trustor has or may have under any rule of law, regulation or statute now existing or hereafter adopted.  Upon any such sale or transfer, Beneficiary shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred.  Beneficiary shall apply the net proceeds of any action taken by it pursuant to this Section 5.02, after deducting all reasonable out-of-pocket costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Beneficiary and the Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with Section 8.03 of the Credit Agreement, and only after such application and after the payment by Beneficiary of any other amount required by any provision of law, including, without limitation, Section 9-615 of the Uniform Commercial Code, need Beneficiary account for the surplus, if any, to Trustor.  To the extent permitted by applicable law, Trustor waives all claims, damages and demands it may acquire against Trustee, Beneficiary or any Lender arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

(c)        In the event that Beneficiary elects not to sell the Collateral, Beneficiary retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations.  The disposition of the Collateral described in this Deed of Trust shall constitute a disposition in a commercially reasonable manner to the extent permitted by law.  Beneficiary may appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

(d)        Beneficiary may proceed as to the Deed of Trust Property constituting Collateral in accordance with Beneficiary’s rights and remedies in respect to the Deed of Trust Property or sell the Deed of Trust Property constituting Collateral separately and without regard to the remainder of the Deed of Trust Property in accordance with Beneficiary’s rights and remedies provided by this Deed of Trust, the other Loan Documents, the Uniform Commercial Code, as well as other rights and remedies at law or in equity.

(e)        Upon the occurrence and during the continuance of an Event of Default, this Deed of Trust may be foreclosed as to the Deed of Trust Property, or any part thereof, in any manner permitted by applicable law. Cumulative of the foregoing and the other provisions of this Section 5.02:

(i)         WAIVER OF JURY TRIAL.  To the extent not prohibited by law, Trustor and Beneficiary knowingly and intentionally waive the right, which a party may have to a trial by jury with respect to any litigation arising from the Obligations, or any other agreement executed in conjunction with the Obligations and this Deed of Trust.  Trustor and Beneficiary each acknowledge that this section has either been brought to the attention of each party’s legal counsel or

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that each party had the opportunity to do so.

(ii)        The Beneficiary is authorized and empowered to do all things permitted to be done by a mortgagee under Sections 1311.14, 5301.232 and 5301.233 of the Ohio Revised Code and any amendments, supplements, or successor legislation thereto.

Section 5.03      Collections on Accounts, Etc.  Beneficiary hereby authorizes Trustor to collect upon the Accounts, Instruments, Chattel Paper and Payment Intangibles subject to Beneficiary’s direction and control, and Beneficiary may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default.  Upon the request of Beneficiary at any time after the occurrence and during the continuance of an Event of Default, Trustor shall notify the Account Debtors that the applicable Accounts, Chattel Paper and Payment Intangibles have been assigned to Beneficiary, for its benefit and the ratable benefit of the Secured Parties, and that payments in respect thereof shall be made directly to Beneficiary.  Beneficiary may in its own name or in the name of others communicate with the Account Debtors to verify with them to its satisfaction the existence, amount and terms of any Accounts, Chattel Paper or Payment Intangibles.

Section 5.04      Proceeds.  If required by Beneficiary at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, Instruments, Chattel Paper and Payment Intangibles, when collected or received by Trustor, and any other cash or non-cash Proceeds received by Trustor upon the sale or other disposition of any Collateral, shall be forthwith (and, in any event, within two (2) Business Days) deposited by Trustor in the exact form received, duly indorsed by Trustor to Beneficiary if required, in a special collateral account maintained by Beneficiary, subject to withdrawal by Beneficiary, for its benefit and the ratable benefit of the Secured Parties, only, as hereinafter provided, and, until so turned over, shall be held by Trustor in trust for Beneficiary, for its benefit and the ratable benefit of the Secured Parties, segregated from other funds of Trustor.  All Proceeds (including, without limitation, Proceeds constituting collections of Accounts, Chattel Paper, and Instruments) while held by Beneficiary (or by Trustor in trust for Beneficiary, for its benefit and the ratable benefit of the Secured Parties) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided.  If an Event of Default shall have occurred and be continuing, at any time at Beneficiary’s election, Beneficiary shall apply all or any part of the funds on deposit in said special collateral account on account of the Obligations in such order as Beneficiary may elect, and any part of such funds which Beneficiary elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by Beneficiary to Trustor or to whomsoever may be lawfully entitled to receive the same.

Section 5.05      Substitute Trustee, Beneficiary and Agents.  Each of Trustee and Beneficiary or its successor or substitute may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by Trustee or Beneficiary, including, without limitation, the posting of notices and the conduct of sale, but in the name and on behalf of Trustee or Beneficiary or its successor or substitute, as applicable. If Trustee or Beneficiary or its successor or substitute shall have given notice of sale hereunder, any successor or substitute to such Person thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute conducting the sale.

Section 5.06      Judicial Foreclosure; Receivership.  If any of the Obligations shall become due and payable and shall not be promptly paid and such failure to pay shall constitute an Event of Default, for so long as such Event of Default is continuing, Trustee or Beneficiary shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Deed of Trust Property or the Collateral under the judgment or decree of any court or courts of competent jurisdiction, or for

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the appointment of a receiver pending any foreclosure hereunder or the sale of the Deed of Trust Property or the Collateral under the order of a court or courts of competent jurisdiction or under executory or other legal process, or for the enforcement of any other appropriate legal or equitable remedy.  Any money advanced by Trustee and/or Beneficiary in connection with any such receivership shall be a demand obligation (which obligation Trustor hereby expressly promises to pay) owing by Trustor to Trustee and/or Beneficiary and shall bear interest from the date of making such advance by Trustee and/or Beneficiary until paid at the default rate set forth in the Credit Agreement.  In addition, Trustor agrees that, upon the occurrence and during the continuation of an Event of Default, Trustee or Beneficiary shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Deed of Trust Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Deed of Trust Property or the solvency of any person or persons liable for the payment of the Obligations, and Trustor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Trustee or Beneficiary and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Trustee or Beneficiary under ARTICLE III hereof.  Trustor expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver.  Nothing herein is to be construed to deprive Trustee, Beneficiary or any other Lender of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed.  Any money advanced by Trustee, Beneficiary or any other Lender in connection with any such receivership shall be a demand obligation (which obligation Trustor hereby expressly promises to pay) owing by Trustor to Trustee, Beneficiary or such Lender and shall bear interest from the date of making such advancement by Trustee, Beneficiary or such Lender until paid, at the default rate set forth in the Credit Agreement.

Section 5.07      Foreclosure for Installments.  Beneficiary shall also have the option to proceed with foreclosure in satisfaction of any installments of the Obligations which have not been paid when due either through the courts or by directing Trustee or his successors in trust to proceed with foreclosure in satisfaction of the matured but unpaid portion of the Obligations as if under a full foreclosure, conducting the sale as herein provided and without declaring the entire principal balance and accrued interest due; such sale may be made subject to the unmatured portion of the Obligations, and any such sale shall not in any manner affect the unmatured portion of the Obligations, but as to such unmatured portion of the Obligations this Deed of Trust shall remain in full force and effect just as though no sale had been made hereunder.  It is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Obligations, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Obligations without exhausting the power to foreclose and sell the Deed of Trust Property for any subsequently maturing portion of the Obligations.

Section 5.08      Separate Sales.  The Deed of Trust Property may be sold in one or more parcels and to the extent permitted by applicable law and in such manner and order as Beneficiary, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

Section 5.09      Possession of Deed of Trust Property and Collateral.  Trustor agrees to the full extent that it lawfully may, that, in case one or more of the Events of Default shall have occurred and shall not have been remedied, then, and in every such case, Trustee or Beneficiary shall have the right and power to enter into and upon and take possession of all or any part of the Deed of Trust Property or the Collateral in the possession of Trustor, its successors or assigns, or its or their agents or servants, and may exclude Trustor, its successors or assigns, and all Persons claiming under Trustor, and its or their agents or servants wholly or partly therefrom; and, holding the same, Trustee  and/or Beneficiary may use, administer, manage, operate and control the Deed of Trust Property or the Collateral and conduct the business thereof to the same extent as Trustor, its successors or

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assigns, might at the time do and may exercise all rights and powers of Trustor, in the name, place and stead of Trustor, or otherwise as Trustee  and/or Beneficiary shall deem best.  All reasonable and customary costs, expenses and liabilities incurred by Trustee and/or Beneficiary in administering, managing, operating, and controlling the Deed of Trust Property or the Collateral shall constitute a demand obligation (which obligation Trustor hereby expressly promises to pay) owing by Trustor to Trustee and/or Beneficiary and shall bear interest from the date of expenditure until paid at the default rate set forth in the Credit Agreement, all of which shall constitute a portion of the Obligations and shall be secured by this Deed of Trust and all other Security Instruments.

Section 5.10      Occupancy After Foreclosure.  In the event there is a foreclosure sale hereunder and at the time of such sale Trustor or Trustor’s heirs, devisees, representatives, successors or assigns or any other Person claiming any interest in the Deed of Trust Property or the Collateral by, through or under Trustor are occupying or using the Deed of Trust Property or the Collateral or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either the landlord or tenant, or at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will.  In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Deed of Trust Property or the Collateral (such as an action for forcible entry and detainer) in any court having jurisdiction.

Section 5.11      Remedies Cumulative, Concurrent and Nonexclusive.  Each and every right, power, privilege and remedy shall be cumulative and in addition to those granted to Trustee, Beneficiary or any Lender under this Deed of Trust, any other Loan Document and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights, remedies, powers and privileges of a secured party under the applicable Uniform Commercial Code (whether the Uniform Commercial Code is in effect in the jurisdiction where such rights, remedies, powers or privileges are asserted) or any other applicable law or otherwise available at law or equity; each and every right, power, privilege and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by Trustee, Beneficiary or any Secured Party and the exercise, or the beginning of the exercise, or the abandonment, of any such right, power, privilege or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power, privilege or remedy.  No delay or omission by Trustee, Beneficiary or any Secured Party in the exercise of any right, power, privilege or remedy shall impair any such right, power, privilege or remedy or operate as a waiver thereof or of any other right, power, privilege or remedy then or thereafter existing.

Section 5.12      No Release of Obligations.  Neither Trustor nor any other Person hereafter obligated for payment of all or any part of the Obligations shall be relieved of such obligation by reason of (a) the failure of Trustee or Beneficiary to comply with any request of Trustor or any other Person so obligated to foreclose the Lien of this Deed of Trust or to enforce any provision hereunder or under the Credit Agreement, (b) the release, regardless of consideration, of the Deed of Trust Property or the Collateral or any portion thereof or interest therein or the addition of any other property to the Deed of Trust Property or the Collateral, (c) any agreement or stipulation between any subsequent owner of the Deed of Trust Property or the Collateral and Trustee and/or and Beneficiary extending, renewing, rearranging or in any other way modifying the terms of this Deed of Trust without first having obtained the consent of, given notice to or paid any consideration to Trustor or such other Person, and in such event Trustor, guarantor and all such other Persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged

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in writing by  Trustee and/or Beneficiary or (d) by any other act or occurrence save and except the complete payment of the Obligations and the complete fulfilment of all obligations hereunder or under the Credit Agreement.

Section 5.13      No Impairment of Security.  The Lien, security interest and other security rights of Trustee or Beneficiary hereunder shall not be impaired by any indulgence, moratorium or release granted by Trustee or Beneficiary including, but not limited to, any renewal, extension or modification which Trustee or Beneficiary may grant with respect to any of the Obligations, or any surrender, compromise, release, renewal, extension, exchange or substitution which Trustee or Beneficiary may grant in respect of the Deed of Trust Property or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any of the Obligations.

Section 5.14      Release of and Resort to Collateral.  Beneficiary may release, regardless of consideration, any part of the Deed of Trust Property or the Collateral without, as to the remainder, in any way impairing, affecting, subordinating or releasing the Lien or security interest created in or evidenced by this Deed of Trust or its stature as a first and prior Lien and security interest in and to the Deed of Trust Property and the Collateral, and without in any way releasing or diminishing the liability of any Person or entity liable for the repayment of the Obligations.  For payment of the Obligations, Beneficiary may resort to any other security therefor held by Beneficiary or Trustee in such order and manner as Beneficiary may elect.

Section 5.15      Sales Acknowledgment.  With respect to any sale held in foreclosure of the liens and/or security interests covered hereby, it shall not be necessary for Trustee, Beneficiary, or any public officer acting under execution or order of the court or any other party, to have physically present or constructively in his/her or its possession either at the time of or prior to such sale, the Deed of Trust Property or any part thereof.

Section 5.16      Waiver of Redemption, Notice and Marshalling of Assets, Etc.  To the fullest extent permitted by law, Trustor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Trustor by virtue of any present or future moratorium law or other law exempting the Deed of Trust Property or the Collateral from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of Beneficiary’s intention to accelerate maturity of the Obligations or of Trustee’s election to exercise or his actual exercise of any right, remedy or recourse, except as provided for hereunder or under the Credit Agreement and (c) any rights, legal and equitable, to a marshalling of assets or a sale in inverse order of alienation.  Each successor and assign of Trustor, including without limitation, a holder of a Lien subordinate to the Lien created hereby (without implying that Trustor has, except as expressly provided herein or in the Credit Agreement, a right to grant an interest in, or a subordinate Lien on, the Deed of Trust Property or the Collateral), by acceptance of its interest or Lien agrees that it shall be bound by the above waiver, as if it gave the waiver itself.  The right to plead any and all statutes of limitation as a defense to any demand secured by or made pursuant to this Deed of Trust is hereby waived to the full extent permitted by law.  If any law referred to in this Deed of Trust and now in force, of which Trustor or its successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof.  Trustee and Beneficiary may enforce its rights hereunder without prior judicial process or judicial hearing to the extent permitted by law, and to the extent permitted by law, Trustor expressly waives any and all legal rights which might otherwise require Trustee or Beneficiary to enforce its rights by judicial process.  Trustor waives and agrees not to assert any rights or privileges which it may acquire under the Uniform Commercial Code or any other applicable law.  Trustor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Deed of Trust Property or the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by Trustee, Beneficiary and any Lender to collect such deficiency.

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Section 5.17      Discontinuance of Proceedings.  In case Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Credit Agreement and shall thereafter elect to discontinue or abandon same for any reason, Beneficiary shall have the unqualified right so to do and, in such an event, Trustor and Beneficiary shall be restored to their former positions with respect to the Obligations, this Deed of Trust, the Credit Agreement, the Deed of Trust Property and the Collateral and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if same had never been invoked.

Section 5.18      Application of Proceeds.  The proceeds of any sale of the Deed of Trust Property or the Collateral or any part thereof and all other monies received by Trustee in any proceedings for the enforcement hereof, whose application has not elsewhere herein been specifically provided for, shall be applied first to the payment of all reasonable, out-of-pocket expenses incurred by Trustee incident to the enforcement of this Deed of Trust (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, compensation of agents and employees, legal fees and a reasonable commission to Trustee acting), and to the payment of all other reasonable charges, expenses, liabilities and advances incurred or made by Trustee under this Deed of Trust or in executing any trust or power hereunder; and then as set forth in Section 8.03 of the Credit Agreement.

Section 5.19      Resignation of Operator.  In addition to all rights and remedies under this Deed of Trust, at law and in equity, if any Event of Default shall occur and be continuing and Trustee or Beneficiary shall exercise any remedies under this Deed of Trust with respect to any portion of the Deed of Trust Property or the Collateral (or Trustor shall transfer any Deed of Trust Property or the Collateral “in lieu of” foreclosure), Beneficiary or Trustee shall have the right to request that any operator of any Deed of Trust Property which is either Trustor or any Affiliate of Trustor to resign as operator under any joint operating agreement applicable thereto, and no later than sixty (60) days after receipt by Trustor of any such request, Trustor shall resign (or cause such other party to resign) as operator of such Deed of Trust Property.

Section 5.20      Indemnity.  IN CONNECTION WITH ANY ACTION TAKEN BY TRUSTEE AND/OR BENEFICIARY PURSUANT TO THIS DEED OF TRUST, TRUSTEE, BENEFICIARY, EACH AGENT, THE ISSUING BANK, THE SECURED PARTIES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS (“INDEMNIFIED PARTIES”) SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY TRUSTOR RESULTING FROM AN ASSERTION THAT BENEFICIARY HAS RECEIVED FUNDS FROM THE PRODUCTION OF HYDROCARBONS CLAIMED BY THIRD PERSONS OR ANY ACT OR OMISSION OF ANY INDEMNIFIED PARTY IN ADMINISTERING, MANAGING, OPERATING OR CONTROLLING THE DEED OF TRUST PROPERTY OR THE COLLATERAL INCLUDING SUCH LOSS WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OF AN INDEMNIFIED PARTY UNLESS SUCH LOSS IS CAUSED BY THE WILFUL MISCONDUCT OR GROSS NEGLIGENCE OF AN INDEMNIFIED PARTY, NOR SHALL TRUSTEE, BENEFICIARY AND ANY OTHER INDEMNIFIED PARTY BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY OF TRUSTOR.  TO THE EXTENT THE BORROWER WOULD BE REQUIRED TO DO SO PURSUANT TO SECTION 10.04 OF THE CREDIT AGREEMENT, TRUSTOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY EACH INDEMNIFIED PARTY FOR, AND TO HOLD EACH INDEMNIFIED PARTY HARMLESS FROM, ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY ANY INDEMNIFIED PARTY BY REASON OF THIS DEED OF TRUST OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER; SHOULD TRUSTEE AND/OR BENEFICIARY MAKE ANY EXPENDITURE ON ACCOUNT OF ANY SUCH LIABILITY, LOSS OR DAMAGE, THE AMOUNT THEREOF, INCLUDING COSTS, EXPENSES AND REASONABLE OUT OF POCKET ATTORNEYS’ FEES,

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SHALL BE A DEMAND OBLIGATION (WHICH OBLIGATION TRUSTOR HEREBY EXPRESSLY PROMISES TO PAY) OWING BY TRUSTOR TO TRUSTEE AND/OR BENEFICIARY AND SHALL BEAR INTEREST FROM THE DATE EXPENDED UNTIL PAID AT THE DEFAULT RATE SET FORTH IN THE CREDIT AGREEMENT, SHALL BE A PART OF THE OBLIGATIONS AND SHALL BE SECURED BY THIS DEED OF TRUST AND ANY OTHER LOAN DOCUMENT.  TRUSTOR HEREBY ASSENTS TO, RATIFIES AND CONFIRMS ANY AND ALL ACTIONS OF TRUSTEE AND/OR BENEFICIARY WITH RESPECT TO THE DEED OF TRUST PROPERTY OR THE COLLATERAL TAKEN UNDER THIS DEED OF TRUST.  THE LIABILITIES OF TRUSTOR AS SET FORTH IN THIS SECTION 5.20 SHALL SURVIVE THE TERMINATION OF THIS DEED OF TRUST.

Section 5.21      Beneficiary Not “Beneficiary-In-Possession”.  It is understood and agreed that neither the assignment of the Rents, the leases, the Hydrocarbons and the products, revenues and proceeds therefrom to Beneficiary pursuant to Section 3.01 nor the exercise by Beneficiary of any of its rights or remedies hereunder shall be deemed to make Beneficiary a “beneficiary-in-possession” or otherwise responsible or liable in any manner with respect to the Deed of Trust Property or the use, occupancy, enjoyment or operation of all or any portion thereof, nor shall appointment of a receiver for the Deed of Trust Property by any court at the request of Beneficiary or by agreement with Trustor or the entering into possession of the Deed of Trust Property or any part thereof by such receiver be deemed to make Beneficiary a “beneficiary-in-possession” or otherwise responsible or liable in any manner with respect to the Deed of Trust Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

ARTICLE VI.
Trustee

Section 6.01      Duties, Rights, and Powers of Trustee.  It shall be no part of the duty of Trustee to see to any recording, filing or registration of this Deed of Trust or any other instrument in addition or supplemental thereto, or to give any notice thereof, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Deed of Trust Property, or any part thereof, or against Trustor, or to see to the performance or observance by Trustor of any of the covenants and agreements contained herein.  Trustee shall not be responsible for the execution, acknowledgment or validity of this Deed of Trust or of any instrument in addition or supplemental hereto or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of Beneficiary.  Trustee shall have the right to advise with counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of counsel.  Trustee shall not incur any personal liability hereunder except for Trustee’s own gross negligence or wilful misconduct; and Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.

Section 6.02      Successor Trustee.  Trustee may resign by written notice addressed to Beneficiary or be removed at any time with or without cause by an instrument in writing duly executed on behalf of Beneficiary.  In case of the death, resignation or removal of Trustee, a successor Trustee may be appointed by Beneficiary by instrument of substitution complying with any applicable requirements of law, or, in the absence of any such requirement, without other formality than appointment and designation in writing.  Written notice of such appointment and designation shall be given by Beneficiary to Trustor, but the validity of any such appointment shall not be impaired or affected by failure to give such notice or by any defect therein.  Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and, upon the making of any such appointment and designation, this Deed of Trust shall vest in the successor Trustee all the estate and title in and to all of the Deed of Trust Property in the Deed of Trust State, and the successor Trustee shall thereupon succeed to all of the rights, powers, privileges, immunities and duties hereby

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conferred upon Trustee named herein, and one such appointment and designation shall not exhaust the right to appoint and designate a successor Trustee hereunder but such right may be exercised repeatedly as long as any Obligations remains unpaid hereunder.  To facilitate the administration of the duties hereunder, Beneficiary may appoint multiple Trustees to serve in such capacity or in such jurisdictions as Beneficiary may designate.

Section 6.03      Retention of Moneys.  All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.

Section 6.04      Beneficiary Attorney-In-Fact.  Trustor hereby irrevocably constitutes and appoints Beneficiary the attorney-in-fact of Trustor, and in such capacity, Beneficiary, its counsel or its representative, may from time to time, execute, deliver and file with the appropriate filing officer or office such security agreements, financing statements, continuation statements, amendments, other filing or recording documents or instruments as Beneficiary may request or require, in such form as Beneficiary reasonably determines appropriate, in order to impose, perfect, protect, preserve the priority of, or enforce, the Liens on the Deed of Trust Property and the Collateral.

ARTICLE VII.
Special Provisions

Section 7.01      Ohio.

(a)        As to the Deed of Trust Property that is located in (or cover or relate to properties located in) the State of Ohio, this Deed of Trust is an open-end mortgage made pursuant to Section 5301.232 of the Ohio Revised Code, and shall secure the payment of all advances Lenders have made and are required to make from time to time in accordance with the Credit Agreement after this Deed of Trust has been delivered to the county recorder’s office for recordation, all of which are intended to be obligatory.  The aggregate maximum principal amount of the indebtedness and other obligations secured hereunder at any one time shall not exceed the sum of two billion and no/100 dollars ($2,000,000,000), together with interest on such principal amounts and other amounts due under the Obligations and the amounts set forth in the following sentence.  As permitted and provided in Section 5301.233 of the Ohio Revised Code, this Deed of Trust shall also secure unpaid balances of advances made with respect to the Deed of Trust Property for the payment of taxes, assessments, insurance premiums, or costs incurred for the protection of the Deed of Trust Property and other costs which the Beneficiary is authorized by this Deed of Trust to pay on Trustor’s behalf, plus interest thereon, regardless of the time when such advances are made.

(b)        If all of the Deed of Trust Property, or any part or interest therein, is voluntarily or involuntarily, sold, transferred, or conveyed (including, but not limited to, a land contract sale) without the prior written consent of Beneficiary, then Beneficiary may, at Beneficiary’s option, declare the entire amount of the Obligations, and all other amounts due under this Deed of Trust, immediately due and payable.

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Section 7.02      West Virginia.

(a)        The granting language contained in Sections 2.01,  2.02 and 3.01 shall be construed such that the grants therein are made “WITH COVENANTS OF GENERAL WARRANTY” for purposes of West Virginia law.

(b)        THIS DEED OF TRUST IS A CREDIT LINE DEED OF TRUST FOR THE PURPOSES OF W. VA. CODE SECTION 38-1-14, AND SECURES A MAXIMUM PRINCIPAL AMOUNT NOT TO EXCEED TWO BILLION AND NO/100 DOLLARS ($2,000,000,000), and this Deed of Trust is also security for the payment of interest on such principal sums, for certain hedging obligations and other Obligations described in Section 2.03, and for expenses incurred by Beneficiary or Trustee pursuant to the provisions of this Deed of Trust, the Credit Agreement and the other Loan Documents.  This Deed of Trust secures future advances that the Lenders are obligated or elect to make to Trustor, any other Loan Party or any Restricted Subsidiary in accordance with the terms of the Credit Agreement as it may be amended, supplemented, restated or otherwise modified.  All future advances which may be advanced under the terms of this Deed of Trust, the Notes, the Credit Agreement, the other Loan Documents and the Secured Hedge Agreements are intended to be obligatory advances which the applicable Secured Party has legally obligated itself to make in the absence of a default, breach or other such event.  Obligatory advances include, but are not limited to, advances which the Secured Parties have agreed to make as a term or condition of this Deed of Trust, the Notes, the Credit Agreement, the other Loan Documents or the Secured Hedge Agreements, obligations arising out of the occurrence of a condition, event or circumstance contemplated by such agreements, obligations arising on a specified date or time, or advances made upon application therefor by Trustor, any other Loan Party or any Restricted Subsidiary under this Deed of Trust, the Notes, the Credit Agreement, the other Loan Documents or the Secured Hedge Agreements secured thereby.

(c)        Notwithstanding the provisions of Section 8.09 to the contrary, the following provisions shall apply insofar as any portion of the Deed of Trust Property situated in the State of West Virginia is concerned:

(i)         Notice of foreclosure sale shall be made by publication in some newspaper of general circulation in the county wherein the Deed of Trust Property is located, or if there be no such newspaper, in a qualified newspaper of general circulation in said county, once a week for two successive weeks prior to the day of sale.  When a notice of foreclosure sale is mailed, a copy of such notice shall be served on Trustor by certified mail, return receipt requested, directed to the address specified in the introductory paragraph hereto or such other address given to Beneficiary in writing.  A notice shall be deemed complete when such notice is mailed to the aforesaid address, notwithstanding the fact that such mail may be returned as refused or undeliverable.  A copy of such notice shall be served by certified mail, at least twenty (20) days prior to the sale, upon any subordinate lien holder who has previously notified Beneficiary by certified mail of the existence of a subordinate lien.  The address to which such notice to Beneficiary shall be mailed is the address specified in the introductory paragraph hereto.

(ii)        Trustor hereby waives personal service of notice of any sale made hereunder, upon Trustor, its devisees, agents, successors and assigns and also waive the posting of notice of sale at any courthouse.

(d)        From the proceeds of any foreclosure sale with respect to any Deed of Trust Property, Trustee shall pay (a) first, the costs and expenses of executing this trust including Beneficiary’s and Trustee’s legal fees and other expenses, but Trustee shall be entitled to commission, (b) second, to Beneficiary all sums paid for taxes, insurance, repairs and all other costs and expenses incurred or paid under the provisions of this Deed of Trust, together with interest thereof at the rate specified in the Loan Documents from the date of payment, (c) third, to Beneficiary the full amount due and unpaid on the Obligations, and (d) fourth, the balance, if any, to

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Trustor and its successors and assigns upon delivery of and surrender to the purchasers of possession of the Deed of Trust Property less the expense, if any, of obtaining such possession.  If foreclosure proceedings are instituted but not completed, Trustee shall be reimbursed for all costs and expenses incurred by Trustee in commending such proceedings.  Any sale may be adjourned from time to time by oral proclamation by Trustee.

Section 7.03      Pennsylvania.

(a)        This Deed of Trust is intended to be a “purchase money mortgage” and shall be entitled to all the benefits as such under the lien priority provisions of the Pennsylvania Judicial Code, 42, Pa. Con. Stat. Ann. Section 8141, as amended.

(b)        This Deed of Trust is an “Open-End Mortgage” as defined in Section 8143(f) of Title 42 of the Pennsylvania Consolidated Statutes, as amended (the “Act”) and as such, is entitled to the benefits of the Act. Trustor intends that, in addition to any other debt or obligations secured hereby, this Deed of Trust shall secure unpaid balances of advances and other extensions of credit made after this Deed of Trust is recorded in the Recorder’s Office of Washington County, Pennsylvania, whether such advances are made pursuant to an obligation of Beneficiary, the Lenders and/or the Secured Parties and the Trustor or otherwise. For purposes of Pennsylvania law, the maximum amount of unpaid indebtedness (which shall consist of unpaid balances after this Mortgage is left for record), which may be outstanding at any time is equal to $2,000,000,000 insofar as the Deed of Trust Property situated in Pennsylvania is concerned. In addition to the obligations secured hereby, this Deed of Trust secures unpaid balances of advances made with respect to the Deed of Trust Properties, for the payment of taxes, assessments, maintenance charges, insurance premiums or costs incurred for the protection of the Deed of Trust Properties or the Lien of this Deed of Trust and expenses (including but not limited to, costs and attorneys’ fees) incurred by Beneficiary, the Lenders and/or the Secured Parties by reason of default by Trustor or any other Loan Party under this Deed of Trust or any of the other Loan Documents. Without limiting the provisions in Section 5.01 hereof, delivery to Beneficiary of any notice provided for in Section 8143(b) of the Act shall relieve Beneficiary and any Secured Party of any obligation to make any further advance of loan proceeds or other extensions of credit to Trustor until such time as Beneficiary notifies Trustor in writing of the Secured Parties’ willingness to make further advances or other extensions of credit. Notices sent to Beneficiary pursuant to the Act shall be given pursuant to the provisions of Section 8.09.

ARTICLE VIII.
Miscellaneous

Section 8.01      Instrument Construed as Mortgage, Etc.  With respect to any portions of the Deed of Trust Property located in any state or other jurisdiction the laws of which do not provide for the use or enforcement of a deed of trust or the office, rights and authority of Trustee as herein provided, the general language of conveyance hereof to Trustee is intended and the same shall be construed as words of mortgage unto and in favor of Beneficiary and the rights and authority granted to Trustee herein may be enforced and asserted by Beneficiary in accordance with the laws of the jurisdiction in which such portion of the Deed of Trust Property is located and the same may be foreclosed at the option of Beneficiary as to any or all such portions of the Deed of Trust Property in any manner permitted by the laws of the jurisdiction in which such portions of the Deed of Trust Property is situated.  This Deed of Trust may be construed as a mortgage, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them, in order fully to effectuate the Liens hereof and the purposes and agreements herein set forth.

Section 8.02      Release of Deed of Trust.  Upon a Credit Agreement Termination or the release of the Trustor as a Grantor under the Security Agreement, Beneficiary shall forthwith cause reconveyance, satisfaction and discharge of this Deed of Trust to be entered upon the record at the expense of Trustor and shall execute and deliver or cause to be executed and

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delivered such instruments of reconveyance, satisfaction and reassignment as may be appropriate.  Otherwise, this Deed of Trust shall remain and continue in full force and effect.

Section 8.03      Severability.  If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of Trustee and Beneficiary in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

Section 8.04      Partial Releases.  If any of the Deed of Trust Property or Collateral shall be sold, transferred or otherwise disposed of by Trustor in a transaction permitted by the Credit Agreement, then Trustee, at the request and sole expense of Trustor, shall promptly execute and deliver to Trustor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on the Deed of Trust Property or Collateral.

Section 8.05      Successors and Assigns of Parties.  The term “Beneficiary” as used herein shall mean and include Wells Fargo Bank, National Association, and its successors and assigns acting as Administrative Agent for the benefit of any legal owner, holder, assignee or pledgee of any of the Obligations secured hereby.  The terms used to designate Trustee, Beneficiary and Trustor shall be deemed to include the respective heirs, legal representatives, successors and assigns of such parties.

Section 8.06      Satisfaction of Prior Encumbrance.  To the extent that proceeds of the Credit Agreement are used to pay indebtedness secured by any outstanding Lien, security interest, charge or prior encumbrance against the Deed of Trust Property, such proceeds have been advanced by Beneficiary at Trustor’s request, and Beneficiary shall be subrogated to any and all rights, security interests and Liens owned by any owner or holder of such outstanding Liens, security interests, charges or encumbrances, irrespective of whether said Liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such other indebtedness by Beneficiary, Trustor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

Section 8.07      Subrogation of Trustee.  This Deed of Trust is made with full substitution and subrogation of Trustee and his successors in this trust and his and their assigns in and to all covenants and warranties by others heretofore given or made in respect of the Deed of Trust Property or any part thereof.

Section 8.08      Nature of Covenants.  The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

Section 8.09      Notices.  All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by registered or certified United States mail, postage prepaid, or by personal service (including express or courier service) at the address specified in the introductory paragraph hereto (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery at the address and in the manner provided herein, upon receipt; provided that, service of notice as required by the laws of any state in which portions of the Deed of Trust Property may be situated shall for all purposes be deemed appropriate and sufficient with the giving of such notice.

Section 8.10      Amendments.  Neither this Deed of Trust nor any provision hereof may be waived, amended or modified except in accordance with Section 10.01 of the Credit Agreement.

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Section 8.11      Counterparts.  This Deed of Trust is being executed in several counterparts, all of which are identical, except that to facilitate recordation, if the Deed of Trust Property is situated in more than one county, descriptions of only those portions of the Deed of Trust Property located in the county  in which a particular counterpart is recorded shall be attached as Exhibit A thereto.  An Exhibit A containing a description of all Deed of Trust Property wheresoever situated will be attached to that certain counterpart to be attached to a Financing Statement and filed with the Secretary of State of Delaware in the Uniform Commercial Code Records.  Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

Section 8.12       GOVERNING LAW.  INSOFAR AS PERMITTED BY OTHERWISE APPLICABLE LAW, THIS DEED OF TRUST AND THE OBLIGATIONS SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCLUDING CHOICE OF LAW AND CONFLICT OF LAW RULES); PROVIDED, HOWEVER, THAT THE LAWS OF THE STATE IN WHICH THE DEED OF TRUST PROPERTY OR COLLATERAL IS LOCATED SHALL APPLY TO THE EXTENT OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION, FORECLOSURE OF LIENS AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE DEED OF TRUST PROPERTY OR COLLATERAL.

Section 8.13     Exculpation Provisions.  EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS DEED OF TRUST AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS DEED OF TRUST; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY.  EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

Section 8.14      Terms Generally; Rules of Construction.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Loan Documents), (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or

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reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained in the Loan Documents), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including” and (f) any reference herein to Articles, Sections and Exhibits shall be construed to refer to Articles and Sections of, and Exhibits to, this Deed of Trust.  No provision of this Deed of Trust or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

Section 8.15      Recording.  Trustor will cause this Deed of Trust and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such a manner and in such places as Trustee or Beneficiary shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

Section 8.16      Application of Payments to Certain Obligations.  If any part of the Obligations cannot be lawfully secured by this Deed of Trust or if any part of the Deed of Trust Property cannot be lawfully subject to the lien and security interest hereof to the full extent of the Obligations, then all payments made shall be applied on said Obligations first in discharge of that portion thereof which is not secured by this Deed of Trust.

Section 8.17      Compliance with Usury Laws.  It is the intention of the parties hereto that Beneficiary and all Lenders conform strictly to usury laws applicable to them, and this Deed of Trust is expressly made subject to the provisions of the Credit Agreement pertaining to applicable usury laws.  In furtherance thereof, it is stipulated and agreed that none of the terms and provisions contained herein shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect, and neither Trustor nor any present or future guarantors, endorsers or other parties now or hereafter becoming liable for payment of the Obligations shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum interest that may be lawfully charged under applicable law from time to time in effect; reference is made to the Credit Agreement for further provisions with respect thereto.

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PREPARED BY:

[______________

_______________]

[SIGNATURES BEGIN NEXT PAGE]

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WITNESS the following signature EXECUTED this ___ day of ____________, 20___, to be effective as of the ____ day of __________, 20___.

Trustor:

[_________________]

By:
Name:
Title:

[1615 Wynkoop Street, Denver, Colorado 80202]

STATE OF ___________      §

§

COUNTY OF _________      §

This instrument was acknowledged before me on this ____ day of ____________, 20___, by ___________________, as ____________________ of _____________________, a ___________________________, on behalf of said entity.

Witness my hand and official seal

My commission expires: ______________	Notary Public

Seal:

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Certificate of Residence [Pennsylvania only]

Beneficiary hereby certifies that the complete address of the Bank under the foregoing Deed of Trust is as follows:

Wells Fargo Bank, N.A., as Administrative Agent

550 South Tryon Street, 6th Floor,

Charlotte, North Carolina 28202.

By:
Name:
Title:

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Exhibit A

Deed of Trust Property

1